Filed Pursuant to Rule 497
Registration No. 333-217207

The information in this prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This prospectus supplement and the accompanying prospectus are not an offer to sell these securities and are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus Supplement dated March 20, 2018

PROSPECTUS SUPPLEMENT

(To Prospectus dated May 30, 2017)

3,750,000 Shares

TPG Specialty Lending, Inc.

Common Stock

We are offering for sale 3,750,000 shares of our common stock. We have also granted the underwriters a 30 day option to purchase up to 562,500 additional shares of our common stock.

We are a specialty finance company that has elected to be regulated as a business development company under the Investment Company Act of 1940. We seek to generate current income primarily through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine and unsecured loans and investments in corporate bonds and equity securities.

As of December 31, 2017, our investment portfolio consisted of investments in 45 portfolio companies with an aggregate fair value of $1,693.7 million. We intend to continue to pursue an investment strategy focused on direct origination of loans to middle-market companies principally domiciled in the United States.

We are an externally managed, closed-end, non-diversified management investment company. TSL Advisers, LLC, or the Adviser, acts as our investment adviser and administrator. We and the Adviser are part of the TPG Sixth Street Partners platform, which had approximately $20 billion of assets under management as of September 30, 2017. TPG Sixth Street Partners is the special situations and credit platform of TPG, a leading global private investment firm founded in 1992 with over $79 billion of assets under management as of September 30, 2017.

The companies in our investment portfolio are typically highly leveraged, and, in many cases, our investments in these companies are not rated by any rating agency. If these investments were rated, we believe that most would likely receive a rating of below investment grade (that is, below BBB- or Baa3, which is often referred to as “junk”). Our exposure to below investment grade instruments involves certain risks, including speculation with respect to the borrower’s capacity to pay interest and repay principal. The debt investments in our portfolio generally have a significant portion of principal due at the maturity of the investment, which would result in a substantial loss to us if such borrowers are unable to refinance or repay their debt at maturity.

Substantially all of our debt investments have variable interest rates that reset periodically based on interest rate benchmarks such as the London Interbank Offered Rate, the Federal Funds Effective Rate or the Prime Rate. As a result, significant increases in such interest rate benchmarks in the future would make it more difficult for these borrowers to service their obligations under the debt investments that we hold.

Our common stock is traded on the New York Stock Exchange, or NYSE, under the symbol “TSLX.” On March 19, 2018, the last reported sales price of our common stock on the NYSE was $17.93 per share. The net asset value per share of our common stock at December 31, 2017 (the last date prior to the date of this prospectus supplement for which we reported net asset value) was $16.09.

Investing in our common stock involves risks that are described in the “Risk Factors” section beginning on page S-7 of this prospectus supplement and page 21 of the accompanying prospectus, including the risk of leverage.

Please read this prospectus supplement and the accompanying prospectus before investing and keep each for future reference. This prospectus supplement and accompanying prospectus contain important information about us that a prospective investor ought to know before investing in our securities. Information required to be included in a Statement of Additional Information may be found in this prospectus supplement and the accompanying prospectus. We also file periodic and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 888 7th Avenue, 35th Floor, New York, NY 10106, Attention: TSLX Investor Relations, by emailing us at IRTSL@tpg.com or visiting our website at http://www.tpgspecialtylending.com. Information on our website is not incorporated into or a part of this prospectus supplement or the accompanying prospectus. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains this information.

	Per Share	Total
Public offering price	$	$
Underwriting discount (sales load)(1)	$	$
Proceeds to us, before expenses(2)	$	$

(1)	See “Underwriting” for a description of underwriting compensation.
(2)	Before deducting expenses payable by us related to this offering, estimated at .

We have also granted the underwriters an option to purchase up to an additional 562,500 shares from us at the public offering price, less the underwriting discount, within 30 days of the date of this prospectus supplement. If the underwriters exercise this option in full, the total public offering price will be $            , the total underwriting discount (sales load) paid by us will be $            , and total proceeds, before expenses, will be $            .

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The shares will be ready for delivery on or about                 , 2018.

Joint Book-Running Managers

J.P. Morgan	Wells Fargo Securities	BofA Merrill Lynch	Morgan Stanley

Raymond James	RBC Capital Markets	Keefe, Bruyette & Woods A Stifel Company

Citigroup	Goldman Sachs & Co. LLC

Co-manager

TPG Capital BD, LLC

The date of this prospectus supplement is                 , 2018.

We have not, and the underwriters have not, authorized anyone to give you any information other than in this prospectus supplement and the accompanying prospectus, and we take no responsibility for any other information that others may give you. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate only as of the date on the front cover of this prospectus supplement and the accompanying prospectus, as applicable. Our business, financial condition, results of operations and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

Prospectus Supplement

Prospectus

S-i

S-ii

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement and the accompanying prospectus contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict, that could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.

In addition to factors identified elsewhere in this prospectus supplement and the accompanying prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	an economic downturn could impair our portfolio companies’ abilities to continue to operate, which could lead to the loss of some or all of our investments in those portfolio companies;

•	such an economic downturn could disproportionately impact the companies in which we have invested and others that we intend to target for investment, potentially causing us to experience a decrease in investment opportunities and diminished demand for capital from these companies;

•	such an economic downturn could also impact availability and pricing of our financing;

•	an inability to access the capital markets could impair our ability to raise capital and our investment activities; and

•	the risks, uncertainties and other factors we identify in the section entitled “Risk Factors” in this prospectus supplement and the accompanying prospectus.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, some of those assumptions are based on the work of third parties and any of those assumptions could prove to be inaccurate; as a result, forward-looking statements based on those assumptions also could prove to be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement or the accompanying prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include, among other things, those described or identified in “Risk Factors” and elsewhere in this prospectus supplement and the accompanying prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus supplement. We do not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law. You should understand that, under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus supplement or the accompanying prospectus.

THE COMPANY

This summary highlights some of the information contained elsewhere in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read this entire prospectus supplement and the accompanying prospectus carefully. In particular, you should read the more detailed information set forth under “Risk Factors” in this prospectus supplement and the accompanying prospectus and the consolidated financial statements and the related notes included elsewhere in this prospectus supplement and the accompanying prospectus.

As used in the prospectus supplement and the accompanying prospectus, except where the context suggests otherwise, references to:

•	“TSLX,” “TPG Specialty Lending,” “we,” “us,” “our,” the “Company,” and the “Registrant” refer to TPG Specialty Lending, Inc., a Delaware corporation, and its consolidated subsidiaries;

•	the consolidated subsidiaries of TPG Specialty Lending, Inc. refers to TC Lending, LLC, TPG SL SPV, LLC and TSL MR, LLC, each a Delaware limited liability company;

•	“ Adviser” refers to TSL Advisers, LLC, a Delaware limited liability company;

•	“TSSP” refers to TPG Sixth Street Partners, LLC; and

•	“TPG” refers to TPG Global, LLC and its affiliates.

We have elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, for U.S. federal income tax purposes we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

Unless indicated otherwise or the context suggests otherwise, all information in this prospectus supplement and the accompanying prospectus gives effect to our stock split in the form of a stock dividend on December 5, 2013.

TPG Specialty Lending

We are a specialty finance company focused on lending to middle-market companies. Since we began our investment activities in July 2011, through December 31, 2017, we have originated more than $7.3 billion aggregate principal amount of investments and retained approximately $4.4 billion aggregate principal amount of these investments on our balance sheet prior to any subsequent exits and repayments. We seek to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine and unsecured loans and investments in corporate bonds and equity securities. By “middle-market companies,” we mean companies that have annual earnings before interest, income taxes, depreciation and amortization, or EBITDA, which we believe is a useful proxy for cash flow, of $10 million to $250 million, although we may invest in larger or smaller companies on occasion. As of December 31, 2017, our core portfolio companies, which excludes certain investments that fall outside of our typical borrower profile and represent 83.2% of our total investments based on fair value, had weighted average annual revenue of $130.3 million and weighted average annual EBITDA of $25.1 million.

We generate revenues primarily in the form of interest income from the investments we hold. In addition, we may generate income from dividends on direct equity investments, capital gains on the sales of loans and debt and equity securities and various loan origination and other fees.

We have operated as a BDC since we began our investment activities in July 2011, and we are currently one of the largest BDCs by total assets. In conducting our investment activities, we believe that we benefit from the significant scale and resources of our Adviser and its affiliates.

Investment Portfolio

The companies in which we invest use our capital to support organic growth, acquisitions, market or product expansion and recapitalizations (including restructurings). We invest in first-lien debt, second-lien debt, mezzanine and unsecured debt and equity and other investments. Our first-lien debt may include stand-alone first-lien loans; “last out” first-lien loans, which are loans that have a secondary priority behind super-senior “first out” first-lien loans; “unitranche” loans, which are loans that combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position; and secured corporate bonds with similar features to these categories of first-lien loans. Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt.

As of December 31, 2017, based on fair value, our portfolio consisted of 93.4% first-lien debt investments, 3.6% second-lien debt investments, and 3.0% equity and other investments. All of our debt investments based on fair value as of December 31, 2017 bore interest at floating rates (when including investment specific hedges), with 93.3% of these subject to interest rate floors, which we believe helps act as a portfolio-wide hedge against inflation.

As of December 31, 2017 and December 31, 2016, we had investments in 45 and 52 portfolio companies, respectively, with an aggregate fair value of $1,693.7 million and $1,657.4 million, respectively.

For the year ended December 31, 2017, we made new investment commitments of $1,072.6 million in 22 new portfolio companies and 12 existing portfolio companies. For this period, we had $951.5 million aggregate principal amount in exits and repayments.

For the year ended December 31, 2016, we made new investment commitments of $562.7 million in 14 new portfolio companies and 9 existing portfolio companies. For this period, we had $416.5 million aggregate principal amount in exits and repayments.

As of December 31, 2017, the largest single investment based on fair value represented 6.7% of our total investment portfolio. As of December 31, 2017, the average investment size in each of our portfolio companies was approximately $37.6 million based on fair value. As of December 31, 2017, the largest industry represented 14.0% of our total portfolio based on fair value.

Since we began investing in 2011 through December 31, 2017, weighted by capital invested, our exited investments have generated an average realized gross internal rate of return to us of 18.8% (based on total capital invested of $2.6 billion and total proceeds from these exited investments of $3.2 billion). Eighty eight percent of these exited investments resulted in a realized gross internal rate of return to us of 10% or greater. For a description of how we calculate gross internal rates of return, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Realized Gross Internal Rate of Return” in this prospectus supplement.

Corporate Structure

TPG Specialty Lending, Inc. is a Delaware corporation formed on July 21, 2010. TSL Advisers, LLC is our external manager.

Our portfolio is subject to diversification and other requirements because we elected to be regulated as a BDC under the 1940 Act and treated as a RIC for U.S. federal income tax purposes. We made our BDC election on April 15, 2011. We intend to maintain these elections. See “Regulation” in the accompanying prospectus for more information on these requirements.

About Our Adviser

Our Adviser is a Delaware limited liability company. Our Adviser acts as our investment adviser and administrator and is a registered investment adviser with the SEC under the Investment Advisers Act of 1940, as amended, or the Advisers Act.

Our Adviser sources and manages our portfolio through our Investment Team, a dedicated team of investment professionals predominately focused on us. Our Investment Team is led by our Chairman and Chief Executive Officer and our Adviser’s Co-Chief Investment Officer Joshua Easterly and our Adviser’s Co-Chief Investment Officer Alan Waxman, both of whom have substantial experience in credit origination, underwriting and asset management. Our investment decisions are made by our Investment Review Committee, which includes senior personnel of our Adviser and TSSP.

TSSP, with approximately $20 billion of assets under management as of September 30, 2017, is TPG’s special situations and credit platform and encompasses TPG Specialty Lending, TPG Opportunities Partners and TSSP Adjacent Opportunities Partners, which invest in special situations and distressed investments across the credit cycle, TSL Europe, which is aimed at European middle-market loan originations, and TPG Institutional Credit Partners, which is a “public-side” credit investment platform focused on investment opportunities in broadly syndicated leveraged loan markets. TSSP has extensive experience with highly complex, global public and private investments executed through primary originations, secondary market purchases and restructurings, and has a team of over 180 investment and operating professionals. As of December 31, 2017, thirty one (31) of these personnel are dedicated to our business, including twenty four (24) investment professionals.

TPG is a leading global private investment firm founded in 1992 with over $79 billion of assets under management as of September 30, 2017, and offices in San Francisco, Fort Worth, New York and throughout the world. In addition to TSSP, TPG’s investment business includes discrete investment platforms focused on a range of alternative investment products, including TPG Capital, which is TPG’s flagship large capitalization private equity business and focuses on global investments across all major industry sectors; TPG Growth, which invests in small- and middle-market growth equity and corporate opportunities in all major industry sectors in North America and in other developed and emerging markets; TPG Biotechnology Partners, which invests in early- and late-stage venture capital opportunities in the biotechnology and related life sciences industries; and TPG Real Estate, which is the real estate platform of TPG. TPG has extensive experience with global public and private investments executed through leveraged buyouts, recapitalizations, spinouts, growth investments, joint ventures and restructurings, and has a team of over 390 deal professionals.

Our Adviser consults with TSSP and TPG in connection with a substantial number of our investments. The TSSP and TPG platforms provide us with a breadth of large and scalable investment resources. We believe we benefit from their market expertise, insights into sector and macroeconomic trends and intensive due diligence capabilities, which help us discern market conditions that vary across industries and credit cycles, identify favorable investment opportunities and manage our portfolio of investments.

Corporate Information

Our principal executive offices are located at 301 Commerce Street, Suite 3300, Fort Worth, TX 76102 and our telephone number is (817) 871-4000. Our corporate website is located at http://www.tpgspecialtylending.com. Information on our website is not incorporated into or a part of this prospectus supplement or the accompanying prospectus.

THE OFFERING

Common stock offered by us	3,750,000 shares, or 4,312,500 shares if the underwriters exercise their option to purchase additional shares in full.

Common stock outstanding prior to this offering	60,400,496 shares.

Common stock outstanding after this offering	64,150,496 shares, or 64,712,996 shares if the underwriters exercise their option to purchase additional shares in full.

Use of Proceeds	We estimate that the net proceeds we will receive from the sale of 3,750,000 shares of our common stock in this offering will be approximately $ million (or approximately $ million if the underwriters fully exercise their option to purchase additional shares), in each case after deducting the underwriting discounts and commissions and estimated offering expenses payable by us.

We intend to use 100% of the net proceeds of this offering to pay down a portion of the outstanding indebtedness on the Revolving Credit Facility on or about the date of the closing of this offering. However, through reborrowing under the Revolving Credit Facility, we intend to make new investments in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus.

See “Use of Proceeds.”

Distributions	To the extent we have earnings available for distribution, we expect to continue distributing quarterly dividends to our stockholders. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. Future quarterly dividends, if any, will be determined by our Board. See “Price Range of Common Stock and Distributions” in this prospectus supplement.

On February 21, 2018, our Board declared a first quarter 2018 base dividend of $0.39 per share for stockholders of record as of March 15, 2018, payable on April 13, 2018. Investors in this offering will not receive this dividend. Our Board also declared a fourth quarter variable supplemental dividend of $0.03 per share for stockholders of record as of February 28, 2018, payable on March 30, 2018. Investors in this offering will not receive this dividend. We anticipate that these dividends will be paid from income generated primarily by interest earned on our investment portfolio.

To maintain our tax treatment as a RIC, we must make certain distributions. See “Material U.S. Federal Income Tax Considerations—Regulated Investment Company Classification” in the accompanying prospectus.

Material U.S. Federal Income Tax Considerations	Tax considerations are as set forth in the section in the accompanying prospectus entitled “Material U.S. Federal Income Tax Considerations,” except that miscellaneous itemized deductions generally are not deductible by individuals, trusts or estates for taxable years beginning after December 31, 2017 and before January 1, 2026.

Symbol on the New York Stock Exchange	TSLX

Risk Factors	See “Risk Factors” in this prospectus supplement and the accompanying prospectus and other information in this prospectus supplement and the accompanying prospectus for a discussion of factors you should carefully consider before you decide whether to make an investment in shares of our common stock.

RISK FACTORS

You should carefully consider the risk factors described below and under the caption “Risk Factors” in the accompanying prospectus, together with all of the other information included in this prospectus supplement and the accompanying prospectus, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Related to Our Business and Structure

We are dependent upon management personnel of the Adviser, TSSP, TPG and their affiliates for our future success.

We depend on the experience, diligence, skill and network of business contacts of senior members of our Investment Team. Our Investment Team, together with other professionals at TSSP and TPG and their affiliates, identifies, evaluates, negotiates, structures, closes, monitors and manages our investments. Our success will depend to a significant extent on the continued service and coordination of the senior members of our Investment Team. The senior members of our Investment Team are not contractually restricted from leaving the Adviser. The departure of any of these key personnel, including members of our Adviser’s Investment Review Committee, could have a material adverse effect on us.

In addition, we cannot assure you that the Adviser will remain our investment adviser or that we will continue to have access to TSSP, TPG or their investment professionals. The Investment Advisory Agreement may be terminated by either party without penalty on 60 days’ written notice to the other party. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty on 60 days’ written notice.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

The 1940 Act imposes numerous constraints on the operations of BDCs. See “Regulation” in the accompanying prospectus for a discussion of BDC limitations. For example, BDCs are required to invest at least 70% of their total assets in securities of nonpublic or thinly traded U.S. companies, cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. These constraints may hinder the Adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We may need to periodically access the debt and equity capital markets to raise cash to fund new investments in excess of our repayments, and we may also need to access the capital markets to refinance existing debt obligations to the extent such maturing obligations are not repaid with availability under our revolving credit facilities or cash flows from operations.

Regulations governing our operation as a BDC affect our ability to raise additional capital, and the ways in which we can do so. Raising additional capital may expose us to risks, including the typical risks associated with leverage, and may result in dilution to our current stockholders. The 1940 Act limits our ability to incur borrowings and issue debt securities and preferred stock, which we refer to as senior securities, requiring that after any borrowing or issuance the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, is at least 200%. We may need to continue to borrow from financial institutions and issue additional securities to fund our growth. Unfavorable economic or capital market conditions may increase our funding costs, limit our access to the capital markets or could result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets may limit our ability to refinance our existing debt obligations as they come due and/or to fully execute our business strategy and could limit our ability to grow or cause us to have to shrink the size of our business, which could decrease our earnings, if any. Consequently, if the value of our assets declines or we are unable to access the capital markets we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when this may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. If we borrow money or issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.

If we issue preferred stock, the preferred stock would rank senior to common stock in our capital structure. Preferred stockholders would have separate voting rights on certain matters and may have other rights, preferences or privileges more favorable than those of our common stockholders. The issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest. Holders of our common stock will directly or indirectly bear all of the costs associated with offering and servicing any preferred stock that we issue. In addition, any interests of preferred stockholders may not necessarily align with the interests of holders of our common stock and the rights of holders of shares of preferred stock to receive dividends would be senior to those of holders of shares of our common stock.

Our Board may decide to issue additional common stock to finance our operations rather than issuing debt or other senior securities. However, we generally are not able to issue and sell our common stock at a price below net asset value per share. We may, however, elect to issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board determines that the sale is in our best interests and the best interests of our stockholders, and our stockholders have approved our policy and practice of making these sales within the preceding 12 months. Pursuant to approval granted at a special meeting of stockholders held on May 18, 2017, we are currently permitted to sell or otherwise issue shares of our common stock at a price below our then-current net asset value per share, subject to the approval of our Board and certain other conditions. Such stockholder approval expires on May 18, 2018. On March 16, 2018, we filed a preliminary proxy statement for a special meeting of stockholders, currently expected to take place on May 17, 2018. The preliminary proxy statement sets forth a proposal to be voted upon at the special meeting that, if approved by stockholders, would have the effect of extending this approval to the one-year anniversary of the date of the special meeting. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the market value of those securities (less any distribution commission or discount). In the event we sell shares of our common stock at a price below net asset value per share, existing stockholders will experience net asset value dilution. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and would cause a proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance. As a result of any such dilution, our market price per share may decline. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

In addition to issuing securities to raise capital as described above, we could securitize our investments to generate cash for funding new investments. To securitize our investments, we likely would create a wholly owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect would be willing to accept a substantially lower interest rate than the loans earn. We would retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of investments before any of the debt securities would be exposed to the losses. An inability to successfully securitize our investment portfolio could limit our ability to grow or fully execute our business and could adversely affect our earnings, if any. The successful securitization of our investment could expose us to losses because the portions of the securitized investments that we would typically retain tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization. In connection with any future securitization of investments, we may incur greater set-up and administration fees relating to such vehicles than we have in connection with financing of our investments in the past. See “—Risks Related to Our Portfolio Company Investments—We may securitize certain of our investments, which may subject us to certain structured financing risks.”

We borrow money, which magnifies the potential for gain or loss and increases the risk of investing in us.

As part of our business strategy, we borrow from and may in the future issue additional senior debt securities to banks, insurance companies and other lenders. Holders of these loans or senior securities would have fixed-dollar claims on our assets that have priority over the claims of our stockholders. If the value of our assets decreases, leverage will cause our net asset value to decline more sharply than it otherwise would have without leverage. Similarly, any decrease in our income would cause our net income to decline more sharply than it would have if we had not borrowed. This decline could negatively affect our ability to make dividend payments on our common stock. Our ability to service our borrowings depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. In addition, the Management Fee is payable based on our gross assets, including cash and assets acquired through the use of leverage, which may give our Adviser an incentive to use leverage to make additional investments. See “—Risks Related to Our Business and Structure—Even in the event the value of your investment declines, the Management Fee and, in certain circumstances, the Incentive Fee will still be payable to the Adviser.” The amount of leverage that we employ will depend on our Adviser’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

Our credit facilities and indentures governing our indebtedness also impose financial and operating covenants that restrict our business activities, remedies on default and similar matters. As of the date of this prospectus supplement, we are in compliance with the covenants of our credit facilities and indentures. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, although we believe we will continue to be in compliance, we cannot assure you that we will continue to comply with the covenants in our credit facilities and indentures. Failure to comply with these covenants could result in a default. If we were unable to obtain a waiver of a default from the lenders or holders of that indebtedness, as applicable, those lenders or holders could accelerate repayment under that indebtedness. An acceleration could have a material adverse impact on our business, financial condition and results of operations. Lastly, we may be unable to obtain additional leverage, which would, in turn, affect our return on capital.

Lastly, the SEC has issued a proposed rule, Rule 18f-4, that if adopted would potentially constrain our ability to use leverage if we have substantial exposure to swaps and other derivatives, or have significant outstanding financial commitments to our portfolio companies. See “—Risks Related to Our Portfolio Company Investments—We expose ourselves to risks when we engage in hedging transactions.”

As of December 31, 2017, we had $716.8 million of outstanding indebtedness, which had an annualized interest cost of 3.34% under the terms of our debt, excluding fees (such as fees on undrawn amounts and amortization of upfront fees) and giving effect to the swap-adjusted interest rate on our 2019 and 2022 Convertible Senior Notes. As of December 31, 2017, the interest rate on our 2019 Convertible Senior Notes, as adjusted to give effect to the interest rate swaps, was three-month London Interbank Offered Rate, or LIBOR, plus 286 basis points and the interest rate on our 2022 Convertible Senior Notes was three-month LIBOR plus 237.2 basis points.

For us to cover these annualized interest payments on indebtedness, we must achieve annual returns on our investments of at least 1.4%. Since we generally pay interest at a floating rate on our debt, an increase in interest rates will generally increase our borrowing costs. We expect that our annualized interest cost and returns required to cover interest will increase if we issue additional debt securities.

In order to assist investors in understanding the effects of leverage, the following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. Leverage generally magnifies the return of stockholders when the portfolio return is positive and magnifies their losses when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

	Assumed Return on Our Portfolio (net of expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to stockholder(1)	-20.22%	-11.34%	-2.47%	6.40%	15.28%

(1)	Assumes, as of December 31, 2017, (i) $1.7 billion in total assets, (ii) $716.8 million in outstanding indebtedness, (iii) $969.3 million in net assets and (iv) annualized interest cost of 3.34%, under the terms of our debt.

Our indebtedness could adversely affect our business, financial conditions or results of operations.

We cannot assure you that our business will generate sufficient cash flow from operations or that future borrowings will be available to us under our credit facilities or otherwise in an amount sufficient to enable us to pay our indebtedness or to fund our other liquidity needs. We may need to refinance all or a portion of our indebtedness on or before it matures. We cannot assure you that we will be able to refinance any of our indebtedness on commercially reasonable terms or at all. If we cannot service our indebtedness, we may have to take actions such as selling assets or seeking additional equity. We cannot assure you that any such actions, if necessary, could be effected on commercially reasonable terms or at all, or on terms that would not be disadvantageous to our stockholders or on terms that would not require us to breach the terms and conditions of our existing or future debt agreements.

Legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act we generally are not permitted to incur borrowings, issue debt securities or issue preferred stock unless immediately after the borrowing or issuance the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock is at least 200%. Legislation introduced in the U.S. Congress, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and you may face increased investment risk. In addition, since our Management Fee is calculated as a percentage of the value of our gross assets, which includes cash, cash equivalents and any borrowings for investment purposes, our Management Fee expenses will increase if we incur additional indebtedness.

We operate in a highly competitive market for investment opportunities.

Other public and private entities, including commercial banks, commercial financing companies, other BDCs and insurance companies compete with us to make the types of investments that we make in middle-market companies. Certain of these competitors may be substantially larger, have considerably greater financial, technical and marketing resources than we have and offer a wider array of financial services. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, however, we may experience decreased net interest income and increased risk of credit loss.

In addition, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the restrictions that the Code imposes on us as a RIC. As a result, we face additional constraints on our operations, which may put us at a competitive disadvantage. As a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities and we cannot assure you that we will be able to identify and make investments that are consistent with our investment objective. The competitive pressures we face could have a material adverse effect on our ability to achieve our investment objective.

If we are unable to source investments, access financing or manage future growth effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective depends on our Investment Team’s ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms, including equity financing. Moreover, our ability to structure investments may also depend upon the participation of other prospective investors. For example, our ability to offer loans above a certain size and to structure loans in a certain way may depend on our ability to partner with other investors. As a result, we could fail to capture some investment opportunities if we cannot provide “one-stop” financing to a potential portfolio company either alone or with other investment partners.

In addition to monitoring the performance of our existing investments, members of our Investment Team may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. To grow, our Adviser may need to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a material adverse effect on our growth prospects and ability to achieve our investment objective.

Even in the event the value of your investment declines, the Management Fee and, in certain circumstances, the Incentive Fee will still be payable to the Adviser.

Even in the event the value of your investment declines, the Management Fee and, in certain circumstances, the Incentive Fee will still be payable to the Adviser. The Management Fee is calculated as a percentage of the value of our gross assets at a specific time, which would include any borrowings for investment purposes, and may give our Adviser an incentive to use leverage to make additional investments. In addition, the Management Fee is payable regardless of whether the value of our gross assets or your investment have decreased. The use of increased leverage may increase the likelihood of default, which would disfavor holders of our common stock, including investors in offerings of common stock pursuant to this prospectus supplement or the accompanying prospectus. Given the subjective nature of the investment decisions that our Adviser will make on our behalf, we may not be able to monitor this potential conflict of interest.

The Incentive Fee is calculated as a percentage of pre-Incentive Fee net investment income. Since pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation, it is possible that we may pay an Incentive Fee in a quarter in which we incur a loss. For example, if we receive pre-Incentive Fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable Incentive Fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. In addition, because the quarterly minimum hurdle rate is calculated based on our net assets, decreases in our net assets due to realized or unrealized capital losses in any given quarter may increase the likelihood that the hurdle rate is reached in that quarter and, as a result, that an Incentive Fee is paid for that quarter. Our net investment income used to calculate this component of the Incentive Fee is also included in the amount of our gross assets used to calculate the Management Fee.

Also, one component of the Incentive Fee is calculated annually based upon our realized capital gains, computed net of realized capital losses and unrealized capital depreciation on a cumulative basis. As a result, we may owe the Adviser an Incentive Fee during one year as a result of realized capital gains on certain investments, and then incur significant realized capital losses and unrealized capital depreciation on the remaining investments in our portfolio during subsequent years. Incentive Fees earned in prior years cannot be clawed back even if we later incur losses.

In addition, the Incentive Fee payable by us to the Adviser may create an incentive for the Adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such a compensation arrangement. The Adviser receives the Incentive Fee based, in part, upon capital gains realized on our investments. Unlike the portion of the Incentive Fee that is based on income, there is no hurdle rate applicable to the portion of the Incentive Fee based on capital gains. As a result, the Adviser may have an incentive to invest more in companies whose securities are likely to yield capital gains, as compared to income-producing investments. Such a practice could result in our making more speculative investments than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

To the extent that we do not realize income or choose not to retain after-tax realized net capital gains, we will have a greater need for additional capital to fund our investments and operating expenses.

To maintain our status as a RIC for U.S. federal income tax purposes, we must distribute (or be treated as distributing) in each taxable year dividends for tax purposes equal to at least 90% of our investment company taxable income and net tax-exempt income for that taxable year, and may either distribute or retain our realized net capital gains from investments. Unless investors elect to reinvest dividends, earnings that we are required to distribute to stockholders will not be available to fund future investments. Accordingly, we may have insufficient funds to make new and follow-on investments, which could have a material adverse effect on our financial condition and results of operations. Because of the structure and objectives of our business, we may experience operating losses and expect to rely on proceeds from sales of investments, rather than on interest and dividend income, to pay our operating expenses. We cannot assure you that we will be able to sell our investments and thereby fund our operating expenses.

We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code, including as a result of our failure to satisfy the RIC distribution requirements.

We will incur corporate-level U.S. federal income tax costs if we are unable to maintain our qualification as a RIC for U.S. federal income tax purposes, including as a result of our failure to satisfy the RIC distribution requirements. Although we have elected to be treated as a RIC for U.S. federal income tax purposes, we cannot assure you that we will be able to continue to qualify for and maintain RIC status. To maintain RIC status under the Code and to avoid corporate-level U.S. federal income tax, we must meet the following annual distribution, income source and asset diversification requirements:

•	We must distribute (or be treated as distributing) dividends for tax purposes in each taxable year equal to at least 90% of each of:

•	the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses or, investment company taxable income, if any, for that taxable year; and

•	our net tax-exempt income for that taxable year.

The asset coverage ratio requirements under the 1940 Act and financial covenants under our loan and credit agreements could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. In addition, as discussed in more detail below, our income for tax purposes may exceed our available cash flow. If we are unable to obtain cash from other sources, we could fail to satisfy the distribution requirements that apply to a RIC. As a result, we could lose our RIC status and become subject to corporate-level U.S. federal income tax.

•	We must derive at least 90% of our gross income for each taxable year from dividends, interest, gains from the sale of or other disposition of stock or securities or similar sources.

•	We must meet specified asset diversification requirements at the end of each quarter of our taxable year. The need to satisfy these requirements to prevent the loss of RIC status may result in our having to dispose of certain investments quickly on unfavorable terms. Because most of our investments will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to maintain our qualification for tax treatment as a RIC for any reason, the resulting U.S. federal income tax liability could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

We can be expected to retain some income and capital gains in excess of what is permissible for excise tax purposes and such amounts will be subject to 4% U.S. federal excise tax.

As of December 31, 2017 and 2016, we elected to retain approximately $64 million and $52 million of taxable income and capital gains, respectively, in order to provide us with additional liquidity and we recorded an expense of $2.8 million and $2.2 million, respectively, for U.S. federal excise tax as a result. We can be expected to retain some income and capital gains in the future, including for purposes of providing us with additional liquidity, which amounts would similarly be subject to the 4% U.S. federal excise tax. In that event, we will be liable for the tax on the amount by which we do not meet the foregoing distribution requirement. See “Material U.S. Federal Income Tax Considerations—Regulated Investment Company Classification” in the accompanying prospectus for more information.

Our Adviser and its affiliates, officers and employees may face certain conflicts of interest.

TSSP and TPG will refer all middle-market loan origination activities for companies domiciled in the United States to us and conduct those activities through us. The Adviser will determine whether it would be permissible, advisable or otherwise appropriate for us to pursue a particular investment opportunity allocated to us by TSSP and TPG. However, the Adviser, its officers and employees and members of its Investment Review Committee serve or may serve as investment advisers, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as us or of investment funds managed by our affiliates. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders.

In addition, any affiliated investment vehicle currently formed or formed in the future and managed by the Adviser or its affiliates, particularly in connection with any future growth of their respective businesses, may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. For example, TSSP has organized a separate investment vehicle, TSL Europe, aimed specifically at European middle-market loan originations and may in the future organize vehicles aimed at other loan origination opportunities outside our primary focus. Our ability to pursue investment opportunities other than middle-market loan originations for companies domiciled in the United States is subject to the contractual and other requirements of these other funds and allocation decisions by TSSP or TPG senior professionals. As a result, the Adviser and its affiliates may face conflicts in allocating investment opportunities between us and those other entities. It is possible that we may not be given the opportunity to participate in certain investments made by other TSSP or TPG vehicles that would otherwise be suitable for us.

If the Adviser and TPG were to determine that an investment is appropriate both for us and for one or more other TSSP or TPG vehicles, we would only be able to make the investment in conjunction with another vehicle to the extent the exemptive order granted to us by the SEC permits us to do so or the investment is otherwise permitted under relevant SEC guidance. On December 16, 2014, we were granted an exemptive order from the SEC that, if certain conditions are met, allows us to co-invest with affiliates of TSSP and TPG in middle-market loan origination activities for companies domiciled in the United States and certain “follow-on” investments in companies in which we have already co-invested pursuant to the order and remain invested. These conditions include, among others, prior approval by a majority of our Independent Directors and that the terms and conditions of the investment applicable to any affiliates of TSSP and TPG must be the same as those applicable to us. We cannot assure you when or whether we will apply for any other exemptive relief in the future and whether such orders will be obtained.

Our Adviser can resign on 60 days’ notice. We may not be able to find a suitable replacement within that time, resulting in a disruption in our operations and a loss of the benefits from our relationship with TSSP and TPG. Any new investment advisory agreement would require stockholder approval.

The Adviser has the right, under the Investment Advisory Agreement and the Administration Agreement, to resign at any time on 60 days’ written notice, regardless of whether we have found a replacement. In addition, our Board has the authority to remove the Adviser for any reason or for no reason, or may choose not to renew the Investment Advisory Agreement and the Administration Agreement. Furthermore, the Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by the Adviser. If the Adviser resigns or is terminated, or if we do not obtain the requisite approvals of stockholders and our Board to approve an agreement with the Adviser after an assignment, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption and costs under any new agreements that we enter into could increase. Our financial condition, business and results of operations, as well as our ability to pay dividends, are likely to be adversely affected, and the value of our common stock may decline.

Any new Investment Advisory Agreement would be subject to approval by our stockholders. Even if we are able to enter into comparable management or administrative arrangements, the integration of a new adviser or administrator and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition and results of operations.

In addition, if the Adviser resigns or is terminated, we would lose the benefits of our relationship with TSSP and TPG, including insights into our existing portfolio, market expertise, sector and macroeconomic views and due diligence capabilities, as well as any investment opportunities referred to us by TSSP and TPG. We also would no longer be able to use TPG’s name and logo because our license agreement would terminate upon the termination of the Investment Advisory Agreement.

The Adviser’s liability is limited under the Investment Advisory Agreement, and we are required to indemnify the Adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

The Adviser has not assumed any responsibility to us other than to render the services described in the Investment Advisory Agreement, and it will not be responsible for any action of our Board in declining to follow the Adviser’s advice or recommendations. Pursuant to the Investment Advisory Agreement, the Adviser and its members, managers, officers, employees, agents, controlling persons and any other person or entity affiliated with it will not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services).

We have agreed to the fullest extent permitted by law, to provide indemnification and the right to the advancement of expenses, to each person who was or is made a party or is threatened to be made a party to or is involved (including as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, because he or she is or was a member, manager, officer, employee, agent, controlling person or any other person or entity affiliated with the Adviser with respect to all damages, liabilities, costs and expenses resulting from acts of the Adviser in the performance of the person’s duties under the Investment Advisory Agreement. Our obligation to provide indemnification and advancement of expenses is subject to the requirements of the 1940 Act and Investment Company Act Release No. 11330, which, among other things, preclude indemnification for any liability (whether or not there is an adjudication of liability or the matter has been settled) arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and require reasonable and fair means for determining whether indemnification will be made. Despite these limitations, the rights to indemnification and advancement of expenses may lead the Adviser and its members, managers, officers, employees, agents, controlling persons and other persons and entities affiliated with the Adviser to act in a riskier manner than they would when acting for their own account.

Any failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting, investor relations and other expenses, including costs associated with corporate governance requirements, such as those under the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, other rules implemented by the SEC and the listing standards of the NYSE. Our independent registered public accounting firm is required to attest to the effectiveness of our internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, which increases the costs associated with our periodic reporting requirements.

We are obligated to maintain proper and effective internal control over financial reporting. We may not complete our analysis of our internal control over financial reporting in a timely manner, or our internal controls may not be determined to be effective, which may adversely affect investor confidence in our company and, as a result, the value of our securities.

We are required to comply with the independent auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. Complying with Section 404 requires a rigorous compliance program as well as adequate time and resources. We may not be able to complete our internal control evaluation, testing and any required remediation in a timely fashion. Additionally, if we identify one or more material weaknesses in our internal control over financial reporting, we will be unable to assert that our internal controls are effective. If we are unable to assert that our internal control over financial reporting is effective, or if our auditors are unable to attest to management’s report on the effectiveness of our internal controls, we could lose investor confidence in the accuracy and completeness of our financial reports, which would have a material adverse effect on the price of our securities.

We may experience fluctuations in our quarterly results.

We may experience fluctuations in our quarterly operating results as a result of a number of factors, including the pace at which investments are made, rates of repayment, interest rates payable on investments, changes in realized and unrealized gains and losses, syndication and other fees, the level of our expenses and default rates on our investments. As a result of these and other possible factors, results for any period should not be relied upon as being indicative of performance in future periods.

Provisions of the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock.

The General Corporation Law of the State of Delaware, or the DGCL, our amended and restated certificate of incorporation, which we refer to as our certificate of incorporation, and bylaws contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Among other provisions, we have a staggered board and our directors may be removed for cause only by the affirmative vote of 75% of the holders of our outstanding capital stock. Our Board also is authorized to issue preferred stock in one or more series. In addition, our certificate of incorporation requires the favorable vote of a majority of our Board followed by the favorable vote of the holders of at least 75% of our outstanding shares of common stock, to approve, adopt or authorize certain transactions, including mergers and the sale, lease or exchange of all or any substantial part of our assets with 10% or greater holders of our outstanding common stock and their affiliates or associates, unless the transaction has been approved by at least 80% of our Board, in which case approval by “a majority of the outstanding voting securities” (as defined in the 1940 Act) is required. Our certificate of incorporation further provides that stockholders may not take action by written consent in lieu of a meeting and our bylaws provide that any stockholder action required or permitted at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders’ meeting and not by written consent. We also are subject to Section 203 of the DGCL, which generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices.

Certain investors are limited in their ability to make significant investments in us.

Investment companies registered under the 1940 Act are restricted from acquiring directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition), unless these funds comply with an exemption under the 1940 Act as well as other limitations under the 1940 Act that would restrict the amount that they are able to invest in our securities. Private funds that are excluded from the definition of “investment company” either pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act are also subject to this restriction. As a result, certain investors may be precluded from acquiring additional shares at a time that they might desire to do so.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is highly dependent on the communications and information systems of the Adviser, its affiliates and third parties. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, a compromise or corruption of our confidential information and/or damage to our business relationships, all of which could negatively impact our business, results of operations or financial condition.

A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of our information resources. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen information, misappropriation of assets, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect our business, financial condition or results of operations. In addition, we may be required to expend significant additional resources to modify our protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. We face risks posed to our information systems, both internal and those provided to us by third-party service providers. We, our Adviser and its affiliates have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber incident, may be ineffective and do not guarantee that a cyber incident will not occur or that our financial results, operations or confidential information will not be negatively impacted by such an incident.

Third parties with which we do business (including those that provide services to us) may also be sources or targets of cybersecurity or other technological risks. We outsource certain functions and these relationships allow for the storage and processing of our information and assets, as well as certain investor, counterparty, employee and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above. Privacy and information security laws and regulation changes, and compliance with those changes, may also result in cost increases due to system changes and the development of new administrative processes.

Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our Board has the authority to change our investment objective and modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be a BDC and we may not withdraw our election as a BDC. We cannot predict the effect any changes to our current operating policies or strategies would have on our business, operating results and value of our common stock. Nevertheless, the effects may adversely affect our business and impact our ability to pay dividends.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws and regulations at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, may be changed from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. In particular, changes to the laws and regulations governing BDCs or the interpretation of these laws and regulations by the staff of the SEC could disrupt our business model. For example, tax reform legislation could have an adverse impact on us, the credit markets and our portfolio companies, to the extent the reduction in corporate tax rates or limitations on interest expense impact the credit markets and our portfolio companies. Any changes to the laws and regulations governing our operations or the U.S. federal income tax treatment of our assets may cause us to alter our investment strategy to avail ourselves of new or different opportunities. For more information on tax regulatory risks, see “Risks Related to our Portfolio Company Investments.”

On July 21, 2010, the Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, was signed into law. Some of the provisions of the Dodd-Frank Act have been implemented, while others have extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities, and uncertainty remains about the details of implementation. While the full impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including current rules and regulations and proposed rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry that are proposed or pending in the U.S. Congress, as well as the uncertainty surrounding such rules and proposals, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

On June 8, 2017, the U.S. House of Representatives passed the Financial Choice Act, which includes legislation intended to repeal or replace substantial portions of the Dodd-Frank Act. Among other things, the proposed law would repeal the Volcker Rule limiting certain proprietary investment and trading activities by banks, eliminate the authority of regulators to designate asset managers and other large non-bank institutions as “systemically important financial institutions” or “SIFIs,” and repeal the Department of Labor (“DOL”) “fiduciary rule” governing standards for dealing with retirement plans until the SEC issues standards for similar dealings by broker dealers and limiting the substance of any subsequent DOL rule to the SEC standards. The bill has been referred to the Senate, where it is unlikely to pass in its current form. On November 16, 2017, a bipartisan group of U.S. Senators, led by the Senate Banking Committee Chairman, introduced the Economic Growth, Regulatory Relief, and Consumer Protection Act (the “Senate Regulatory Relief Bill”). The Senate Regulatory Relief Bill would revise various post-crisis regulatory requirements and provide targeted regulatory relief to certain financial institutions. Among the most significant of its proposed amendments to the Dodd-Frank Act are a substantial increase in the $50 billion asset threshold for automatic regulation of bank holding companies as SIFIs, an exemption from the Volcker Rule for insured depository institutions with less than $10 billion in consolidated assets and lower levels of trading assets and liabilities, as well as amendments to the liquidity leverage ratio and supplementary leverage ratio requirements. On December 5, 2017, the Senate Banking Committee approved the Senate Regulatory Relief Bill. If the legislation is adopted in the Senate, it remains unclear whether and how it would be reconciled with its House-passed counterpart, the Financial Choice Act, which is substantially different in scope and substance, and ultimately approved by both chambers of Congress. At this time it is unclear what impact the Financial Choice Act, the Senate Regulatory Relief Bill or other pending legislation and developments will have on regulations that affect our, our competitors’ and our portfolio companies’ businesses.

Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

The interest rates of our debt investments to our portfolio companies and our indebtedness that extend beyond 2021 might be subject to change based on recent regulatory changes.

LIBOR, the London Interbank Offered Rate, is the basic rate of interest used in lending transactions between banks on the London interbank market and is widely used as a reference for setting the interest rate on loans globally. We typically use LIBOR as a reference rate in term loans we extend to portfolio companies such that the interest due to us pursuant to a term loan extended to a portfolio company is calculated using LIBOR. The terms of our debt investments generally include minimum interest rate floors which are calculated based on LIBOR. Amounts drawn under the Revolving Credit Facility also currently bear interest at LIBOR plus a margin.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short term repurchase agreements, backed by Treasury securities. The future of LIBOR at this time is uncertain. If LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate, in order to replace LIBOR with the new standard that is established, which may have an adverse effect on our ability to receive attractive returns.

In addition, if LIBOR ceases to exist, we may need to renegotiate certain terms of our Revolving Credit Facility. If we are unable to do so, amounts drawn under the Revolving Credit Facility may bear interest at a higher rate, which would increase the cost of our borrowings and, in turn, affect our return on capital.

Recently enacted tax reform legislation may adversely affect our business.

Recently enacted legislation has made significant changes to the U.S. federal income tax system. Among other things, the legislation may limit the ability of borrowers to fully deduct interest expense. This could potentially affect the loan market, for example by impacting the demand for loans available from us or the terms of such loans. The changes to interest deductibility, utility of net operating losses and other provisions of the legislation could also in certain circumstances increase the U.S. tax burden on our portfolio assets which, in turn, could negatively impact their ability to service their interest expense obligations to us. Prospective investors are urged to consult with their own advisors about the potential effects of this legislation on the loan market and about its tax consequences of an investment in us.

Risks Related to Economic Conditions

The current state of the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations.

The U.S. capital markets experienced extreme volatility and disruption in recent years, leading to recessionary conditions and depressed levels of consumer and commercial spending. For instance, the referendum by British voters to exit the European Union (“Brexit”) in June 2016 and the United Kingdom’s subsequent invocation of Article 50 of the Treaty on the European Union in March 2017 have led to disruption and instability in the global markets. Disruptions in the capital markets increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Although recent indicators suggest improvement in the capital markets, we cannot assure you that these conditions will not worsen. If conditions worsen, a prolonged period of market illiquidity could have a material adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

In addition, to the extent that recessionary conditions return, the financial results of small to mid-sized companies, like those in which we invest, will likely experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, the end markets for certain of our portfolio companies’ products and services have experienced, and continue to experience, negative economic trends. The performances of certain of our portfolio companies have been, and may continue to be, negatively impacted by these economic or other conditions, which may ultimately result in:

•	our receipt of a reduced level of interest income from our portfolio companies;

•	decreases in the value of collateral securing some of our loans and the value of our equity investments; and

•	ultimately, losses or charge-offs related to our investments.

Uncertainty about financial stability could have a significant adverse effect on our business, results of operations and financial condition.

Due to federal budget deficit concerns, S&P downgraded the federal government’s credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody’s and Fitch warned that they may downgrade the federal government’s credit rating. Further downgrades or warnings by S&P or other rating agencies, and the government’s credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock. Also, to the extent uncertainty regarding any economic recovery in Europe and Brexit continue to negatively impact consumer confidence and consumer credit factors, our business and results of operations could be significantly and adversely affected.

In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. It is unclear what effect, if any, the conclusion of the Federal Reserve’s bond-buying program will have on the value of our investments. However, it is possible that, without quantitative easing by the Federal Reserve, these developments, along with the United States government’s credit and deficit concerns and the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Additionally, in late 2016 and three times in 2017, the Federal Reserve raised the target range for the federal funds rate. If key economic indicators, such as the unemployment rate or inflation, continue to show signs of improvement, the target range for the federal funds rate may further increase and cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.

As a result of the 2016 U.S. election, the Republican Party currently controls both the executive and legislative branches of government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act and the authority of the Federal Reserve and the Financial Stability Oversight Council. These or other regulatory changes could result in greater competition from banks and other lenders with which we compete for lending and other investment opportunities. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. We cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a significant adverse effect on our business, financial condition and results of operations.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of the portfolio companies in which we make investments may be susceptible to economic slowdowns or recessions and during these periods may be unable to repay the loans we made to them. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods as we are required to record our investments at their current fair value. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our and our portfolio companies’ funding costs, limit our and our portfolio companies’ access to the capital markets or result in a decision by lenders not to extend credit to us or our portfolio companies. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we will actually provide significant managerial assistance to that portfolio company, a bankruptcy court might subordinate all or a portion of our claim to that of other creditors.

Risks Related to Our Portfolio Company Investments

Our investments are very risky and highly speculative.

We primarily invest in first-lien debt, second-lien debt, mezzanine and unsecured debt or equity or other securities issued by middle-market companies. The companies in which we intend to invest are typically highly leveraged, and, in most cases, our investments in these companies are not rated by any rating agency. If these instruments were rated, we believe that they would likely receive a rating of below investment grade (that is, below BBB- or Baa3, which is often referred to as “junk”). Exposure to below investment grade instruments involves certain risks, including speculation with respect to the borrower’s capacity to pay interest and repay principal.

First-Lien Debt. When we make a first-lien loan, we generally take a security interest in the available assets of the portfolio company, including the equity interests of its subsidiaries, which we expect to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. In some circumstances, our lien is, or could become, subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we need to enforce our remedies. In addition, in connection with our “last out” first-lien loans, we enter into agreements among lenders. Under these agreements, our interest in the collateral of the first-lien loans may rank junior to those of other lenders in the loan under certain circumstances. This may result in greater risk and loss of principal on these loans.

Second-Lien and Mezzanine Debt. Our investments in second-lien and mezzanine debt generally are subordinated to senior loans and will either have junior security interests or be unsecured. As such, other creditors may rank senior to us in the event of insolvency. This may result in greater risk and loss of principal.

Equity and Other Investments. When we invest in first-lien debt, second-lien debt or mezzanine debt, we may acquire equity securities, such as warrants, options and convertible instruments. In addition, we may invest directly in the equity securities of portfolio companies. We seek to dispose of these equity interests and realize gains upon our disposition of these interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Preferred Stock. To the extent we invest in preferred securities, we may incur particular risks, including:

•	preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for U.S. federal income tax purposes before we receive such distributions;

•	preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore are subject to greater credit risk than more senior debt instruments; and

•	generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

In addition, our investments generally involve a number of significant risks, including:

•	the companies in which we invest may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•	the companies in which we invest typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	the companies in which we invest are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	the companies in which we invest generally have less predictable operating results, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	the debt investments in our portfolio generally have a significant portion of principal due at the maturity of the investment, which would result in a substantial loss to us if such borrowers are unable to refinance or repay their debt at maturity;

•	our executive officers, directors and Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies;

•	the companies in which we invest generally have less publicly available information about their businesses, operations and financial condition and, if we are unable to uncover all material information about these companies, we may not make a fully informed investment decision; and

•	the companies in which we invest may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

The value of most of our portfolio securities will not have a readily available market price and we value these securities at fair value as determined in good faith by our Board, which valuation is inherently subjective, may not reflect what we may actually realize for the sale of the investment and could result in a conflict of interest with the Adviser.

Investments are valued at the end of each fiscal quarter. The majority of our investments are expected to be in loans that do not have readily ascertainable market prices. The fair value of investments that are not publicly traded or whose market prices are not readily available are determined in good faith by the Board, which is supported by the valuation committee of our Adviser and by the audit committee of our Board. The Board has retained independent third-party valuation firms to perform certain limited third-party valuation services that the Board identified and requested them to perform. In accordance with our valuation policy, our Investment Team prepares portfolio company valuations using sources or proprietary models depending on the availability of information on our investments and the type of asset being valued. The participation of the Adviser in our valuation process could result in a conflict of interest, since the Management Fee is based on the value of our gross assets.

Factors that we may consider in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to similar publicly traded companies, discounted cash flow and other relevant factors. Because fair valuations, and particularly fair valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based to a large extent on estimates, comparisons and qualitative evaluations of private information, our determinations of fair value may differ materially from the values that would have been determined if a ready market for these securities existed. This could make it more difficult for investors to value accurately our portfolio investments and could lead to undervaluation or overvaluation of our common stock. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility.

Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer unrealized losses, which could have a material adverse impact on our business, financial condition and results of operations.

The lack of liquidity in our investments may adversely affect our business.

We generally make loans to private companies. There may not be a ready market for our loans and certain loans may contain transfer restrictions, which may also limit liquidity. The illiquidity of these investments may make it difficult for us to sell positions if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we hold a significant portion of a company’s equity or if we have material nonpublic information regarding that company.

Our portfolio may be focused on a limited number of portfolio companies or industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio is currently invested in a limited number of portfolio companies and industries and may continue to be in the near future. Beyond the asset diversification requirements associated with our qualification as a RIC for U.S. federal income tax purposes, we do not have fixed guidelines for diversification. While we are not targeting any specific industries, our investments may be focused on relatively few industries. For example, although we classify the industries of our portfolio companies by end-market (such as healthcare, and business services) and not by the products or services (such as software) directed to those end-markets, many of our portfolio companies principally provide software products or services, which exposes us to downturns in that sector. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could significantly affect our aggregate returns.

We may securitize certain of our investments, which may subject us to certain structured financing risks.

Although we have not done so to date, we may securitize certain of our investments in the future, including through the formation of one or more collateralized loan obligations, or CLOs, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in that entity on a non-recourse or limited-recourse basis to purchasers.

If we were to create a CLO or other securitization vehicle, we would depend on distributions from the vehicle to pay dividends to our stockholders. The ability of a CLO or other securitization vehicle to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. For example, tests (based on interest coverage or other financial ratios or other criteria) may restrict our ability, as holder of a CLO or other securitization vehicle equity interest, to receive cash flow from these investments. We cannot assure you that any such performance tests would be satisfied. Also, a CLO or other securitization vehicle may take actions that delay distributions to preserve ratings and to keep the cost of present and future financings lower or the financing vehicle may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of its debt. As a result, there may be a lag, which could be significant, between the repayment or other realization on a loan or other assets in, and the distribution of cash out of, a CLO or other securitization vehicle, or cash flow may be completely restricted for the life of the CLO or other securitization vehicle.

In addition, a decline in the credit quality of loans in a CLO or other securitization vehicle due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force the sale of certain assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to us for distribution to our stockholders. If we were to form a CLO or other securitization vehicle, to the extent that any losses were incurred by the financing vehicle in respect of any collateral, these losses would be borne first by us as owners of its equity interests. Any equity interests that we were to retain in a CLO or other securitization vehicle would not be secured by its assets and we would rank behind all of its creditors.

A CLO or other securitization vehicle, if created, also would likely be consolidated in our financial statements and consequently affect our asset coverage ratio, which may limit our ability to incur additional leverage. See “Regulation” in the accompanying prospectus.

Because we generally do not hold controlling interests in our portfolio companies, we may not be in a position to exercise control over those portfolio companies or prevent decisions by management of those portfolio companies that could decrease the value of our investments.

We are a lender, and loans (and any equity investments we make) typically will be non-controlling investments, meaning we will not be in a position to control the management, operation and strategic decision-making of the companies we invest in (outside of, potentially, the context of a restructuring, insolvency or similar event). As a result, we will be subject to the risk that a portfolio company we do not control, or in which we do not have a majority ownership position, may make business decisions with which we disagree, and the equityholders and management of such a portfolio company may take risks or otherwise act in ways that are adverse to our interests. We may not be able to dispose of our investments in the event that we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

We are exposed to risks associated with changes in interest rates.

The majority of our debt investments are based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. On one hand, a reduction in the interest rates on new investments relative to interest rates on current investments could have an adverse impact on our net interest income, which also could be negatively impacted by our borrowers making prepayments on their loans. On the other hand, an increase in interest rates could increase the interest repayment obligations of our borrowers and result in challenges to their financial performance and ability to repay their obligations.

An increase in interest rates could also decrease the value of any investments we hold that earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase our interest expense, thereby decreasing our net income. Moreover, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock. Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could adversely affect our business. See “—Risks Related to Economic Conditions—Uncertainty about financial stability could have a significant adverse effect on our business, results of operations and financial condition.”

A rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase in the amount of the Incentive Fee payable to the Adviser.

We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. See “—Risks Related to Our Portfolio Company Investments—We expose ourselves to risks when we engage in hedging transactions.”

We may not be able to realize expected returns on our invested capital.

We may not realize expected returns on our investment in a portfolio company due to changes in the portfolio company’s financial position or due to an acquisition of the portfolio company. If a portfolio company repays our loans prior to their maturity, we may not receive our expected returns on our invested capital. Many of our investments are structured to provide a disincentive for the borrower to pre-pay or call the security, but this call protection may not cover the full expected value of an investment if that investment is repaid prior to maturity.

Middle-market companies operate in a highly acquisitive market with frequent mergers and buyouts. If a portfolio company is acquired or merged with another company prior to drawing on our commitment, we would not realize our expected return. Similarly, in many cases companies will seek to restructure or repay their debt investments or buy our other equity ownership positions as part of an acquisition or merger transaction, which may result in a repayment of debt or other reduction of our investment.

By originating loans to companies that are experiencing significant financial or business difficulties, we may be exposed to distressed lending risks.

As part of our lending activities, we may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to us, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. We cannot assure you that we will correctly evaluate the value of the assets collateralizing our loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that we fund, we may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by us to the borrower.

Our portfolio companies in some cases may incur debt or issue equity securities that rank equally with, or senior to, our investments in those companies.

Our portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities that rank equally with, or senior to, our investments. By their terms, those instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under the debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically would be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying those holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The rights we may have with respect to the collateral securing certain loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements or agreements among lenders. Under these agreements, we may forfeit certain rights with respect to the collateral to holders with prior claims. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of those enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as lenders are adversely affected.

We may be exposed to special risks associated with bankruptcy cases.

One or more of our portfolio companies may be involved in bankruptcy or other reorganization or liquidation proceedings. Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, we cannot assure you that a bankruptcy court would not approve actions that may be contrary to our interests. There also are instances where creditors can lose their ranking and priority if they are considered to have taken over management of a borrower. If one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we will actually provide significant managerial assistance to that portfolio company, a bankruptcy court might subordinate all or a portion of our claim to that of other creditors.

The reorganization of a company can involve substantial legal, professional and administrative costs to a lender and the borrower. It is subject to unpredictable and lengthy delays, and during the process a company’s competitive position may erode, key management may depart and a company may not be able to invest adequately. In some cases, the debtor company may not be able to reorganize and may be required to liquidate assets. The debt of companies in financial reorganization will, in most cases, not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental value.

In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, we could become subject to a lender liability claim (alleging that we misused our influence on the borrower for the benefit of its lenders), if, among other things, the borrower requests significant managerial assistance from us and we provide that assistance.

Our failure to make follow-on investments in our portfolio companies could impair the value of our investments.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments to:

•	increase or maintain in whole or in part our equity ownership percentage;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments, may be constrained in our ability to employ available funds, or otherwise may lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. However, doing so could be placing even more capital at risk in existing portfolio companies.

The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements or the desire to maintain our tax status.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our Independent Directors and, in some cases, exemptive relief from the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we generally are prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our Independent Directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our Independent Directors and, in some cases, exemptive relief from the SEC. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

The decision by TSSP, TPG or our Adviser to allocate an opportunity to another entity could cause us to forgo an investment opportunity that we otherwise would have made. We also generally will be unable to invest in any issuer in which TSSP, TPG and its other affiliates or a fund managed by TSSP, TPG or its other affiliates has previously invested or in which they are making an investment. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

On December 16, 2014, we were granted an exemptive order from the SEC that allows us to co-invest, subject to certain conditions, with affiliates of TSSP and TPG in middle-market loan origination activities for companies domiciled in the United States and certain “follow-on” investments in companies in which we have already co-invested pursuant to the order and remain invested. We and our affiliates, including investment funds managed by our affiliates, are only permitted to co-invest in accordance with the terms of the exemptive order or in the limited circumstances otherwise currently permitted by regulatory guidance.

Any acquisitions or strategic investments that we pursue are subject to risks and uncertainties.

We have pursued and may continue to pursue growth through acquisitions or strategic investments in new businesses. Completion and timing of any such acquisitions or strategic investments may be subject to a number of contingencies, including the uncertainty in reaching a commercial agreement with our counterparty, our ability to obtain required board, shareholder and regulatory approvals, as well as any required financing (or the risk that these are obtained subject to terms and conditions that are not anticipated). The announcement or consummation of any transaction also may adversely impact our business relationships or engender competitive responses.

Acquisitions could involve numerous additional risks, such as unanticipated litigation, unexpected costs, liabilities, charges or expenses resulting from a transaction, the inability to generate sufficient revenue to offset acquisition costs and any changes in general economic or industry specific conditions. There can be no assurance that the integration of an acquired business will be successful or that an acquired business will prove to be profitable or sustainable. The failure to integrate successfully or to manage the challenges presented by an integration process may adversely impact our financial results. In addition, the proposal and negotiation of acquisitions or strategic investments, whether or not completed, as well as the integration of those businesses into our existing portfolio, could result in substantial expenses and the diversion of our Adviser’s time, attention and resources from our day-to-day operations.

Our ability to manage our growth through acquisitions or strategic investments will depend, in part, on our success in addressing these risks. Any failure to effectively implement our acquisition or strategic investment strategies could have a material adverse effect on our business, financial condition or results of operations.

We cannot guarantee that we will be able to obtain various required licenses in U.S. states or in any other jurisdiction where they may be required in the future.

We are required to have and may be required in the future to obtain various state licenses to, among other things, originate commercial loans, and may be required to obtain similar licenses from other authorities, including outside of the United States, in the future in connection with one or more investments. Applying for and obtaining required licenses can be costly and take several months. We cannot assure you that we will maintain or obtain all of the licenses that we need on a timely basis. We also are and will be subject to various information and other requirements to maintain and obtain these licenses, and we cannot assure you that we will satisfy those requirements. Our failure to maintain or obtain licenses that we require, now or in the future, might restrict investment options and have other adverse consequences.

Our investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy may include potential investments in foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, U.S. trade policy, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Uncertainty in the wake of Brexit could also have negative impacts on both the U.K. economy and the economies of other countries in Europe. In addition, interest income derived from loans to foreign companies is not eligible to be distributed to our non-U.S. stockholders free from withholding taxes.

Although most of our investments will be U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us.

We expose ourselves to risks when we engage in hedging transactions.

We have entered, and may in the future enter, into hedging transactions, which may expose us to risks associated with such transactions. We may seek to utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates and the relative value of certain debt securities from changes in market interest rates. Use of these hedging instruments may include counter-party credit risk. To the extent we have non-U.S. investments, particularly investments denominated in non-U.S. currencies, our hedging costs will increase.

We also have the ability to borrow in certain foreign currencies under the second amended and restated senior secured revolving credit agreement, as amended, with SunTrust Bank, as administrative agent, and certain lenders, which we refer to as the Revolving Credit Facility. Instead of entering into a foreign exchange forward contract in connection with loans or other investments we have made that are denominated in a foreign currency, we may borrow in that currency to establish a natural hedge against our loan or investment. To the extent the loan or investment is based on a floating rate other than a rate under which we can borrow under our Revolving Credit Facility, we may seek to utilize interest rate derivatives to hedge our exposure to changes in the associated rate.

Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions were to decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions were to increase. It also may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging strategy will depend on our ability to correctly identify appropriate exposures for hedging. To date, we have entered into hedging transactions to seek to reduce currency exchange rate risk and interest rate risk related to specific portfolio companies. In addition, in connection with our Convertible Senior Notes and 2023 Notes, which bear interest at fixed rates, we entered into fixed-to-floating interest rate swaps to continue to align the interest rates of our liabilities with our investment portfolio, which consists of predominately floating rate loans. However, unanticipated changes in currency exchange rates or other exposures that we might hedge may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary, as may the time period in which the hedge is effective relative to the time period of the related exposure.

For a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the positions being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Income derived from hedging transactions also is not eligible to be distributed to non-U.S. stockholders free from withholding taxes. See also “—Risks Related to Our Portfolio Company

Investments—We are exposed to risks associated with changes in interest rates” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Hedging” elsewhere in this prospectus supplement.

Recent and anticipated regulatory changes require that certain types of swaps, including interest rate and credit default swaps, be cleared and traded on regulated platforms, and these regulatory changes are expected to apply to foreign exchange transactions in the future. Cleared swaps, such as the interest rate swaps we entered into in connection with certain investments in portfolio companies and our Convertible Senior Notes and 2023 Notes, require us to post collateral. Any failure by us to fulfill any collateral requirement (e.g., a so-called “margin call”) may result in a default and could have a material adverse impact on our business, financial condition and results of operations. U.S. regulators have adopted rules imposing margin requirements for derivatives executed with registered swap dealers that are not cleared. These new requirements could significantly increase the cost of using non-cleared swaps to hedge our interest rate and foreign exchange risk.

Finally, the SEC has issued a proposed rule, Rule 18f-4, that if adopted would potentially constrain our ability to use swaps and other derivatives. Among other requirements, the proposed rule could potentially force us to reduce our use of leverage if our aggregate exposure to swap or derivative positions, together with outstanding leverage and any financial commitments to our portfolio companies, exceeds 150 percent of our net asset value, absent an assessment that our use of derivatives reduces our actual portfolio risk. In addition, we may be required under the proposed rule to carry sufficient cash and cash equivalents to meet our actual, and in some cases, expected future, obligations under any swaps or derivatives we currently have in place, which could cause the returns on our overall portfolio to be lower as a result. We cannot assure you when or if the proposed rule will be adopted by the SEC, and if adopted, whether the final rule will similarly constrain our ability to utilize swaps and derivatives in the future.

If we cease to be eligible for an exemption from regulation as a commodity pool operator, our compliance expenses could increase substantially.

Our Adviser has been granted relief under a no-action letter, known as Letter 12-40, issued by the staff of the Commodity Futures Trading Commission, or CFTC. Letter 12-40 relieves our Adviser from registering with the CFTC as the commodity pool operator, or CPO, of us, so long as we:

•	continue to be regulated by the SEC as a BDC;

•	confine our trading in CFTC-regulated derivatives within specified thresholds; and

•	are not marketed to the public as a commodity pool or as a vehicle for trading in CFTC-regulated derivatives.

If we were unable to satisfy the conditions of Letter 12-40 in the future, our Adviser may be subject to registration with the CFTC as a CPO. Registered CPOs must comply with numerous substantive regulations related to disclosure, reporting and recordkeeping, and are required to become members of the National Futures Association, or the NFA, and be subject to the NFA’s rules and bylaws. Compliance with these additional registration and regulatory requirements could increase our expenses and impact performance. The Adviser previously relied on the exemption from registration in CFTC Rule 4.13(a)(3), which is not available for advisers of companies whose stock is marketed to the public.

Our portfolio investments may present special tax issues.

Investments in below-investment grade debt instruments and certain equity securities may present special tax issues for us. U.S. federal income tax rules are not entirely clear about certain issues, including when we may cease to accrue interest, original issue discount or market discount, when and to what extent certain deductions may be taken for bad debts or worthless equity securities, how payments received on obligations in default should be allocated between principal and interest income, as well as whether exchanges of debt instruments in a bankruptcy or workout context are taxable. These matters could cause us to recognize taxable income for U.S. federal income tax purposes, even in the absence of cash or economic gain, and require us to make taxable distributions to our stockholders to maintain our RIC status or preclude the imposition of either U.S. federal corporate income or excise taxation. Additionally, because such taxable income may not be matched by corresponding cash received by us, we may be required to borrow money or dispose of other investments to be able to make distributions to our stockholders. These and other issues will be considered by us, to the extent determined necessary, so that we aim to minimize the level of any U.S. federal income or excise tax that we would otherwise incur. See “Material U.S. Federal Income Tax Considerations—Regulated Investment Company Classification” in the accompanying prospectus for more information.

If we are not treated as a publicly offered regulated investment company, certain U.S. stockholders will be treated as having received a dividend from us in the amount of such U.S. stockholders’ allocable share of the Management and Incentive Fees paid to our investment adviser and certain of our other expenses, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. stockholders.

We expect to be treated as a “publicly offered regulated investment company” as a result of shares of our common stock being treated as regularly traded on an established securities market. However, we cannot assure you that we will be treated as a publicly offered regulated investment company for all years. For example, if our shares are not treated as regularly traded and we are not held by more than 500 persons at all times during the taxable year, we might not be treated as a publicly offered regulated investment company. If we are not treated as a publicly offered regulated investment company for any calendar year, each U.S. stockholder that is an individual, trust or estate will be treated as having received a dividend from us in the amount of such U.S. stockholder’s allocable share of the Management Fees and Incentive Fees paid to our Adviser and certain of our other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. stockholder. Miscellaneous itemized deductions are generally not deductible by individuals, trusts or estates for taxable years beginning after December 31, 2017 and before January 1, 2026.

There are certain risks associated with holding debt obligations that have original issue discount or payment-in-kind interest.

Original issue discount, or OID, may arise if we hold securities issued at a discount, receive warrants in connection with the making of a loan, or in certain other circumstances. OID creates the risk that Incentive Fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized, while the Adviser will be under no obligation to reimburse us for these fees.

The higher interest rates of OID instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID instruments generally represent a significantly higher credit risk than coupon loans. Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

OID instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID income may also create uncertainty about the source of our cash dividends.

For accounting purposes, any cash dividends to stockholders representing OID income are not treated as coming from paid-in capital, even if the cash to pay them comes from the proceeds of issuances of our common stock. As a result, despite the fact that a dividend representing OID income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

Payment-in-kind, or PIK, interest has the effect of generating investment income at a compounding rate, thereby further increasing the Incentive Fees payable to the Adviser. Similarly, all things being equal, the deferral associated with PIK interest also increases the loan-to-value ratio at a compounding rate.

Risks Related to This Offering

There is a risk that investors in our common stock may not receive dividends or that our dividends may not grow over time.

We intend to continue paying dividends on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash dividends or year-to-year increases in cash dividends. Our ability to pay dividends might be adversely affected by the impact of one or more of the risk factors described in this prospectus supplement. Due to the asset coverage test applicable to us under the 1940 Act as a BDC or restrictions under our credit facilities, we may be limited in our ability to pay dividends. Although a portion of our expected earnings and dividend distributions will be attributable to net interest income, we do not expect to generate capital gains from the sale of our portfolio investments on a level or uniform basis from quarter to quarter. This may result in substantial fluctuations in our quarterly dividend payments.

In some cases where we receive certain upfront fees in connection with loans we originate, we treat the loan as having OID under applicable accounting and tax regulations, even though we have received the corresponding cash. In other cases, however, we may recognize income before or without receiving the corresponding cash, including in connection with the accretion of OID. For other risks associated with debt obligations treated as having OID, see “—Risks Related to Our Portfolio Company Investments—There are certain risks associated with holding debt obligations that have original issue discount or payment-in-kind interest.”

Therefore, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code, even though we may not have received the corresponding cash amount. Accordingly, we may have to sell investments at times we would not otherwise consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax.

To the extent that the amounts distributed by us exceed our current and accumulated earnings and profits, these excess distributions will be treated first as a return of capital to the extent of a stockholder’s tax basis in his or her shares and then as capital gain. Reducing a stockholder’s tax basis will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of shares.

The part of the Incentive Fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of the Incentive Fee will become uncollectible. Consequently, while we may make Incentive Fee payments on income accruals that we may not collect in the future and with respect to which we do not have a clawback right against our Adviser, the amount of accrued income written off in any period will reduce the income in the period in which the write-off is taken and thereby reduce that period’s Incentive Fee payment, if any.

In addition, the middle-market companies in which we intend to invest may be more susceptible to economic downturns than larger operating companies, and therefore may be more likely to default on their payment obligations to us during recessionary periods. Any such defaults could substantially reduce our net investment income available for distribution in the form of dividends to our stockholders.

Investing in our securities may involve a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	the exclusion of BDC common stock from certain market indices, which could reduce the ability of certain investment funds to own our common stock and put short term selling pressure on our common stock;

•	loss of RIC or BDC status;

•	changes or perceived changes in earnings or variations in operating results;

•	changes in our portfolio of investments;

•	changes or perceived changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	any downgrades to our credit rating or placement on a negative watch status by a credit rating agency;

•	departure of the Adviser’s or any of its affiliates’ key personnel;

•	operating performance of companies comparable to us;

•	short-selling pressure with respect to shares of our common stock or BDCs generally;

•	future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities;

•	uncertainty surrounding the strength of the U.S. economic recovery;

•	concerns regarding European sovereign debt and Brexit;

•	concerns regarding volatility in the Chinese stock market and Chinese currency;

•	fluctuations in base interest rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate;

•	general economic trends and other external factors; and

•	loss of a major funding source.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

We cannot assure you that the market price of shares of our common stock will not decline.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount from their net asset value and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline.

In the past, shares of BDCs, including at times shares of our common stock, have traded at prices per share below net asset value per share. We cannot predict whether our common stock will trade at a price per share above, at or below net asset value per share. In addition, if our common stock trades below its net asset value per share, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of a majority of our stockholders (including a majority of our unaffiliated stockholders) and our Independent Directors for such issuance.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, the availability of such common stock for sale (including as a result of the conversion of our 2019 Convertible Senior Notes and our 2022 Convertible Senior Notes into common stock) or the perception that such sales could occur could adversely affect the prevailing market prices for our common stock. If this occurs, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so. We cannot predict what effect, if any, future sales of securities or the availability of securities for future sales will have on the market price of our common stock prevailing from time to time.

Our stockholders may experience dilution upon the conversion of the 2019 Convertible Senior Notes and the 2022 Convertible Senior Notes.

Our 2019 Convertible Senior Notes and our 2022 Convertible Senior Notes are convertible into shares of our common stock beginning on June 15, 2019 and February 1, 2022, respectively, or earlier, under certain circumstances. Upon conversion of our 2019 Convertible Senior Notes and 2022 Convertible Senior Notes, we have the choice to pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. The initial conversion price of the 2019 Convertible Senior Notes is $25.83 per share and the initial conversion price of the 2022 Convertible Senior Notes is $21.34 per share, in each case taking into account certain de minimis adjustments that will be made on the conversion date and subject to further adjustment in certain circumstances. If we elect to deliver shares of common stock upon a conversion at the time our tangible book value per share exceeds the conversion price in effect at such time, our stockholders may incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of common stock upon our issuance of common stock in connection with the conversion of the 2019 Convertible Senior Notes and the 2022 Convertible Senior Notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

We have adopted a dividend reinvestment plan, pursuant to which we will reinvest all cash dividends and distributions declared by the Board on behalf of investors who do not elect to receive their dividends in cash. As a result, if the Board authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional common stock, rather than receiving the cash dividend or other distribution. See “Price Range of Common Stock and Distributions” in this prospectus supplement and “Dividend Reinvestment Plan” in the accompanying prospectus for a description of our dividend policy and obligations.

In addition, the number of shares issued pursuant to the dividend reinvestment plan will be determined based on the market price of shares of our common stock, except in circumstances where the market price exceeds our most recently computed net asset value per share, in which case we will issue shares at the greater of (i) the most recently computed net asset value per share and (ii) 95% of the current market price per share or such lesser discount to the current market price per share that still exceeds the most recently computed net asset value per share. Accordingly, participants in the dividend reinvestment plan may receive a greater number of shares of our common stock than the number of shares associated with the market price of our common stock, resulting in dilution for other stockholders. Stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Purchases of our common stock by us under the Company 10b5-1 Plan may result in the price of our common stock being higher than the price that otherwise might exist in the open market.

We have entered into an agreement with Goldman Sachs & Co. LLC, which we refer to as the Company 10b5-1 Plan, in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act, under which Goldman Sachs & Co. LLC, as agent for us, will buy up to $50 million of our common stock in the aggregate during the period ending on the earlier of the date on which all the capital committed to the plan has been exhausted or August 31, 2018.

Whether purchases will be made under the Company 10b5-1 Plan and how much will be purchased at any time is uncertain, dependent on prevailing market prices and trading volumes, all of which we cannot predict. These activities may have the effect of maintaining the market price of our common stock or retarding a decline in the market price of the common stock, and, as a result, the price of our common stock may be higher than the price that otherwise might exist in the open market.

Purchases of our common stock by us under the Company 10b5-1 Plan may result in dilution to our net asset value per share.

The Company 10b5-1 Plan requires Goldman Sachs & Co. LLC, as our agent, to repurchase shares of common stock on our behalf when the market price per share is below the most recently reported net asset value per share (including any updates, corrections or adjustments publicly announced by us to any previously announced net asset value per share). Under the Company 10b5-1 Plan, the agent will increase the volume of purchases made as the price of our common stock declines, subject to volume restrictions.

Because purchases under the Company 10b5-1 Plan are made beginning at any price below our most recently reported net asset value per share, if our net asset value per share as of the end of a quarter is lower than the net asset per share as of the end of the prior quarter, purchases under the Company 10b5-1 Plan during the period from the end of a quarter to the time of our earnings release announcing the new net asset value per share for that quarter may result in dilution to our net asset value per share. This dilution would occur because we would repurchase shares under the Company 10b5-1 Plan at a price above the net asset value per share as of the end of the most recent quarter end, which would cause a proportionately smaller increase in our stockholders’ interest in our earnings and assets and their voting interest in us than the decrease in our assets resulting from such repurchase. As a result of any such dilution, our market price per share may decline. The actual dilutive effect will depend on the number of shares of common stock that could be so repurchased, the price and the timing of any repurchases under the Company 10b5-1 Plan.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly in the twelve months after the date of this prospectus supplement, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses, which may be greater or less than shown. The offering expenses shown assume that we issue 3,750,000 shares of common stock in the offering at the March 19, 2018 closing price of $17.93 and that the underwriters do not exercise their option to purchase any additional shares. Future expenses will depend on many factors, including our use of leverage, which may vary periodically depending on market conditions, our portfolio composition and our Adviser’s assessment of risks and returns. However, our total borrowings are limited under the 1940 Act so that we may not incur any additional leverage if doing so would cause our asset coverage ratio to fall below 200%, as defined in the 1940 Act. Except where the context suggests otherwise, whenever this prospectus supplement or the accompanying prospectus contains a reference to fees or expenses paid by “us,” the “Company” or “TPG Specialty Lending, Inc.” or says that “we” will pay fees or expenses, stockholders will indirectly bear these fees or expenses as investors in TPG Specialty Lending, Inc.

Stockholder transaction expenses (as a percentage of the offering price):
Sales load	%	(1)
Offering expenses	%	(2)
Dividend reinvestment plan expenses	None	(3)
Estimated annual expenses (as a percentage of net assets attributable to common stock)(4):
Management Fee payable under the Investment Advisory Agreement	2.51	%(5)
Incentive Fee payable under the Investment Advisory Agreement	2.63	%(6)
Interest payments on borrowed funds	2.44	%(7)
Other expenses	1.39	%(8)
Total annual expenses	8.97	%(9)

(1)	The sales load (underwriting discount) with respect to the shares sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in connection with this offering.

(2)	Amount reflects estimated offering expenses of approximately $ .

(3)	The expenses of the dividend reinvestment plan are included in “Other expenses” in the table above. For additional information, see “Dividend Reinvestment Plan” in the accompanying prospectus.

(4)	The net assets attributable to common stock used to calculate the percentages in this table reflect our net assets of $969.3 million as of December 31, 2017.

(5)	The Management Fee is 1.5% of the average value of our gross assets (including cash and cash equivalents and assets purchased with borrowed amounts) using the values at the end of the two most recently completed calendar quarters, adjusted for any share issuances or repurchases during the period. We may from time to time decide it is appropriate to change the terms of our Investment Advisory Agreement (as defined in the accompanying prospectus). Under the 1940 Act, any material change to our Investment Advisory Agreement must be submitted to stockholders for approval. See “Management and Other Agreements—Investment Advisory Agreement; Administration Agreement; License Agreement” in the accompanying prospectus.

The Management Fee reflected in the table is calculated by determining the ratio that the Management Fee for the year ended December 31, 2017 bears to our net assets attributable to common stock (rather than our gross assets).

From time to time, our Adviser voluntarily has waived certain Management Fees. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Management Fees” elsewhere in this prospectus supplement and the accompanying prospectus. The above estimates are based on our actual Management Fees for the year ended December 31, 2017 and do not reflect any Management Fees that were waived during the year ended December 31, 2017.

(6)	We may have capital gains and interest income that could result in the payment of an Incentive Fee to the Adviser in the twelve months after the date of this prospectus supplement. The Incentive Fee payable in the example below is based upon our actual results for the year ended December 31, 2017 and assumes that the Incentive Fee is 17.5% for all relevant periods. However, the Incentive Fee payable to the Adviser is based on our performance and will not be paid unless we achieve certain goals.

The Incentive Fee consists of two parts:

The first component, payable at the end of each quarter in arrears, equals 100% of the pre-Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate” until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that quarter and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that quarter.

The second component, which we refer to as the Capital Gains Fee, payable at the end of each fiscal year in arrears, equaled 15% through March 31, 2014, and beginning April 1, 2014, equals a weighted percentage of cumulative realized capital gains from our inception to the end of that fiscal year, less cumulative realized capital losses and unrealized capital depreciation and net of the aggregate amount of any previously paid Capital Gains Fee for prior periods. For capital gains that accrue following March 31, 2014, the Incentive Fee rate is 17.5%. We accrue, but do not pay, a Capital Gains Fee with respect to unrealized appreciation because a Capital Gains Fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain.

See Note 3 to our consolidated financial statements included in this prospectus supplement and “Management and Other Agreements—Investment Advisory Agreement; Administration Agreement; License Agreement” in the accompanying prospectus.

From time to time, our Adviser has voluntarily waived certain Incentive Fees. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Incentive Fees” elsewhere in this prospectus supplement. The above estimates do not reflect or assume any such waivers.

(7)	Interest payments on borrowed funds is based on our interest expense for the year ended December 31, 2017 under our credit facilities excluding fees (such as fees on undrawn amounts and amortization of upfront fees) and including the swap-adjusted interest expense related to our Convertible Senior Notes. This item is based on the assumption that our borrowings and interest costs after an offering will remain similar to those prior to such offering. We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. Our stockholders indirectly bear the costs of borrowings under any debt instruments we may enter into.

(8)	Includes our overhead expenses, such as payments under the Administration Agreement for certain expenses incurred by the Adviser, and excise taxes. See “Management and Other Agreements—Investment Advisory Agreement; Administration Agreement; License Agreement.” The expenses in this table are based on our actual other expenses and excise taxes for the year ended December 31, 2017.

(9)	Estimated.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. The Incentive Fee payable in the example below assumes that the Incentive Fee is 17.5% for all relevant periods. Transaction expenses are not included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return from realized capital gains	$72	$212	$345	$653

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Because the income portion of the Incentive Fee under the Investment Advisory Agreement is unlikely to be significant assuming a 5% annual return, the example assumes that the 5% annual return will be generated entirely through the realization of capital gains on our assets and, as a result, will trigger the payment of the capital gains portion of the Incentive Fee under the Investment Advisory Agreement. The income portion of the Incentive Fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an Incentive Fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, under certain circumstances, reinvestment of dividends and other distributions under our dividend reinvestment plan may occur at a price per share that differs from net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED FINANCIAL DATA AND OTHER INFORMATION

You should read the following selected consolidated historical financial data below in conjunction with the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements, related notes and other financial information included in this prospectus supplement and the accompanying prospectus. The selected financial data in this section is not intended to replace the consolidated financial statements and is qualified in its entirety by the consolidated financial statements and related notes included in this prospectus supplement and the accompanying prospectus.

We derived the selected consolidated financial data for the years ended December 31, 2017, 2016, 2015 and 2014 from our audited consolidated financial statements and related notes, which are included elsewhere in this prospectus supplement and the accompanying prospectus. We derived the selected consolidated financial data for the year ended December 31, 2013 from our audited consolidated financial statements and related notes, which are not included in this prospectus supplement or the accompanying prospectus.

	For the Year Ended December 31,
($ in millions, except per share amounts)	2017	2016	2015	2014	2013
Consolidated Statements of Operations Data:
Income
Total Investment Income	$210.9	$192.4	$173.4	$163.3	$92.6
Expenses
Net Expenses	87.8	82.8	76.6	57.7	34.9

Net Investment Income Before Income Taxes	$123.1	$109.6	$96.8	$105.6	$57.7
Net Investment Income	120.3	107.3	95.3	104.4	57.5
Total Change in Net Unrealized Gain (Loss)	5.3	29.8	(28.5)	(17.7)	8.4
Total Net Realized Gain (Loss)	(14.0)	(0.1)	(3.2)	(1.7)	1.1

Increase in Net Assets Resulting from Operations	$111.6	$137.0	$63.6	$85.0	$67.0
Earnings per common share—basic and diluted (1)(2)	$1.86	$2.34	$1.18	$1.68	$1.93

	For the Year Ended December 31,
($ in millions, except per share amounts)	2017	2016	2015	2014	2013
Consolidated Balance Sheet Data:
Cash and cash equivalents	$6.7	$6.0	$7.5	$14.9	$9.8
Investments at fair value	$1,693.7	$1,657.4	$1,485.7	$1,263.5	$1,016.5
Total assets	$1,720.2	$1,675.5	$1,506.5	$1,288.9	$1,032.9
Total debt	$703.4	$680.7	$642.4	$381.1	$426.0
Total liabilities	$750.9	$723.3	$685.8	$453.5	$458.2
Total net assets	$969.3	$952.2	$820.7	$835.4	$574.7
Net asset value per share(1)	$16.09	$15.95	$15.15	$15.53	$15.52
Other Data:
Number of portfolio companies at year end	45	52	46	34	27
Dividends declared per share(1)	$1.75	$1.56	$1.56	$1.53	$1.56
Total return based on net asset value(3)	11.9%	15.5%	7.6%	9.9%	12.4%
Weighted average yield of debt and income producing securities at fair value(4)	10.7%	10.4%	10.3%	10.3%	10.4%
Weighted average yield of debt and income producing securities at amortized cost(4)	10.8%	10.4%	10.1%	10.3%	10.6%
Fair value of debt investments as a percentage of principal	99.4%	98.5%	96.7%	98.2%	99.8%
Weighted average fair value of debt investments as a percentage of call price	95.6%	95.0%	92.1%	93.4%	94.9%

(1)	The indicated amounts for periods prior to December 3, 2013 have been retroactively adjusted for the stock split, which was effected in the form of a stock dividend. See Note 9 of our audited consolidated financial statements.

(2)	Earnings per common share is based on weighted average shares of common stock outstanding during the period.

(3)	Accounting principles generally accepted in the United States of America, or U.S. GAAP, require that total return be calculated as the change in net asset value per share during the period plus declared dividends per share, divided by the beginning net asset value per share. Our total return set forth in the table above for the years ended December 31, 2017, 2016, 2015, 2014, and 2013 reflects the Adviser’s waivers of its right to receive a portion of the Management Fee and Incentive Fees prior to our IPO and separately with respect to our ownership of shares of common stock of Triangle Capital Corp. and TICC Capital Corp. The Management Fee, excluding the effects of the waivers, would have been $24.3 million, $24.3 million, $21.3 million, $18.3 million, and $13.4 million for the years ended December 31, 2017, 2016, 2015, 2014, and 2013, respectively. The Incentive Fee excluding the effects of the waiver would have been $25.5 million, $22.7 million and $20.2 million for the years ended December 31, 2017, 2016 and 2015, respectively.

(4)	Weighted average yield on debt and income producing securities at fair value is computed as (a) the annual stated interest rate or yield earned plus additional interest, if any, as a result of arrangements between us and other lenders in any syndication plus the net annual amortization of original issue discount and market discount earned on accruing debt and income producing securities, divided by (b) total debt and income producing securities at fair value. Weighted average yield on debt and income producing securities at amortized cost is computed as (a) the annual stated interest rate or yield earned plus additional interest, if any, as a result of arrangements between us and other lenders in any syndication plus the net annual amortization of original issue discount and market discount earned on accruing debt and income producing securities, divided by (b) total debt and income producing securities at amortized cost.

SELECTED QUARTERLY FINANCIAL DATA

(Unaudited)

(dollar amounts in thousands, except per share data)

	2017
	Q4	Q3	Q2	Q1
Investment Income	$48,825	$52,305	$58,819	$50,948
Net Expenses(1)	$21,946	$21,376	$24,887	$22,429
Net Investment Income	$26,879	$30,929	$33,932	$28,519
Total Unrealized and Realized Losses	$(133)	$(6,170)	$(2,106)	$(241)
Increase in Net Assets Resulting from Operations	$26,746	$24,759	$31,826	$28,278
Net Asset Value per Share as of the End of the Quarter	$16.09	$16.09	$16.15	$16.04

	2016
	Q4	Q3	Q2	Q1
Investment Income	$49,708	$53,917	$46,034	$42,751
Net Expenses(1)	$21,641	$23,346	$20,531	$19,559
Net Investment Income	$28,067	$30,571	$25,503	$23,192
Total Unrealized and Realized Gains (Losses)	$4,656	$6,304	$24,135	$(5,421)
Increase in Net Assets Resulting from Operations	$32,723	$36,875	$49,638	$17,771
Net Asset Value per Share as of the End of the Quarter	$15.95	$15.78	$15.55	$15.11

	2015
	Q4	Q3	Q2	Q1
Investment Income	$43,559	$46,774	$45,352	$37,730
Net Expenses(1)	$19,916	$20,926	$20,332	$16,943
Net Investment Income	$23,643	$25,849	$25,020	$20,787
Total Unrealized and Realized Gains (Losses)	$(27,985)	$(16,512)	$9,085	$3,681
Increase (Decrease) in Net Assets Resulting from Operations	$(4,342)	$9,337	$34,105	$24,468
Net Asset Value per Share as of the End of the Quarter	$15.15	$15.62	$15.84	$15.60

(1)	Net Expenses includes Income taxes, including excise taxes.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of 3,750,000 shares of our common stock in this offering will be approximately $             million (or approximately $             million if the underwriters fully exercise their option to purchase additional shares), in each case after deducting the underwriting discounts and commissions and estimated offering expenses payable by us.

We intend to use 100% of the net proceeds of this offering to pay down a portion of the outstanding indebtedness on the Revolving Credit Facility on or about the date of the closing of this offering. As of March 16, 2018, we had $502.1 million outstanding under the Revolving Credit Facility. However, through reborrowing under the Revolving Credit Facility, we intend to make new investments in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus. The stated maturity date of the Revolving Credit Facility is February 17, 2023. As of March 16, 2018, amounts drawn under the facility bear interest at a rate of LIBOR plus a margin of either 1.75% or 1.875%, or the prime rate plus a margin of either 0.75% or 0.875%. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Revolving Credit Facility” in this prospectus supplement.

Affiliates of certain underwriters are lenders under the Revolving Credit Facility. Accordingly, affiliates of certain of the underwriters may receive more than 5% of the proceeds of this offering to the extent the proceeds are used to pay down a portion of the outstanding indebtedness under the Revolving Credit Facility.

CAPITALIZATION

The following table sets forth our consolidated capitalization at December 31, 2017. You should read this table together with “Use of Proceeds” and our most recent balance sheet included elsewhere in this prospectus supplement.

(Dollar amounts in thousands, except per share data)	As of December 31, 2017 (Unaudited)
Cash and cash equivalents	$6,665

Debt(1)
Revolving Credit Facility	$486,808
Convertible Senior Notes	230,000

Total Debt	716,808

Stockholders’ Equity
Preferred stock, $0.01 par value; 100,000,000 shares authorized; no shares issued and outstanding	$—
Common stock, $0.01 par value; 400,000,000 shares authorized; 60,336,281 shares issued and 60,247,201 shares outstanding(2)	603
Additional paid-in capital	906,521
Treasury stock at cost, 89,080 shares	(1,359)
Undistributed net investment income	61,790
Net unrealized gains	6,718
Undistributed net realized gains (losses)	(4,989)
Total stockholders’ equity	$969,284

Total capitalization	$1,686,092

(1)	The above table reflects the principal amount of indebtedness outstanding as of December 31, 2017. On January 22, 2018, we issued $150 million in aggregate principal amount of 4.500% notes due 2023. As of March 16, 2018, indebtedness under the Revolving Credit Facility was $502.1 million. As of March 16, 2018 Total Debt was $882.1 million. The net proceeds from the sale of the common stock offered hereby are expected to be used to pay down outstanding indebtedness under the Revolving Credit Facility. See “Use of Proceeds.”

(2)	The above table reflects the common stock issued and outstanding as of December 31, 2017. Subsequent to December 31, 2017, an additional 153,295 shares of common stock have been issued under our dividend reinvestment plan.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NYSE under the symbol “TSLX.” Our common stock has historically traded at prices both above and below our net asset value per share. It is not possible to predict whether our common stock offered hereby will trade at a price per share at, above or below net asset value per share. See “Risk Factors—Risks Related to This Offering” in this prospectus supplement.

The following table sets forth the net asset value per share of our common stock, the range of high and low closing sales prices of our common stock reported on the NYSE, the closing sales price as a premium (discount) to net asset value and the dividends declared by us in each fiscal quarter for the year ending December 31, 2018 and for the years ended December 31, 2017 and 2016. On March 19, 2018, the last reported closing sales price of our common stock on the NYSE was $17.93 per share, which represented a premium of approximately 11.4% to the net asset value per share reported by us as of December 31, 2017, the last date prior to the date of this prospectus supplement for which we reported net asset value.

	Net Asset Value(1)	Price Range		High Sales Price to Net Asset Value(2)	Low Sales Price to Net Asset Value(2)	Cash Dividend Per Share(3)
		High	Low
Year ended December 31, 2016
First Quarter	$15.11	$16.86	$15.15	11.6%	0.3%	$0.39
Second Quarter	$15.55	$16.74	$15.97	7.7%	2.7%	$0.39
Third Quarter	$15.78	$18.77	$16.61	18.9%	5.3%	$0.39
Fourth Quarter	$15.95	$19.05	$17.43	19.4%	9.3%	$0.39
Year ended December 31, 2017
First Quarter	$16.04	$20.39	$18.27	27.1%	13.9%	$0.39
Second Quarter	$16.15	$20.99	$20.31	30.0%	25.8%	$0.43
Third Quarter	$16.09	$21.61	$19.94	34.3%	23.9%	$0.48
Fourth Quarter	$16.09	$21.12	$19.80	31.3%	23.1%	$0.45
Year ending December 31, 2018
First Quarter (through March 19, 2018)	*	$20.06	$17.81	*	*	$0.42

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)	Calculated as the respective high or low closing sales price less net asset value, divided by net asset value (in each case, as of the applicable quarter).

(3)	Represents the dividends declared in the relevant quarter.

*	Net asset value has not yet been reported for this period.

To the extent we have earnings available for distribution, we expect to continue distributing quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our Board. Any dividends to our stockholders will be declared out of assets legally available for distribution.

On February 21, 2018, our Board declared a first quarter 2018 base dividend of $0.39 per share for stockholders of record as of March 15, 2018, payable on April 13, 2018. Investors in this offering will not receive this dividend. Our Board also declared a fourth quarter variable supplemental dividend of $0.03 per share for stockholders of record as of February 28, 2018, payable on March 30, 2018. Investors in this offering will not receive this dividend. We anticipate that these dividends will be paid from income generated primarily by interest earned on our investment portfolio.

The following tables summarize dividends declared during the years ended December 31, 2017 and 2016:

	Year Ended December 31, 2017
Date Declared	Dividend(1)	Record Date	Payment Date	Dividend per Share
February 22, 2017	Base	April 7, 2017 (2)	April 28, 2017	$0.39
May 3, 2017	Supplemental	May 31, 2017	June 30, 2017	0.04
May 3, 2017	Base	June 15, 2017	July 14, 2017	0.39
August 2, 2017	Supplemental	August 31, 2017	September 29, 2017	0.09
August 2, 2017	Base	September 15, 2017	October 13, 2017	0.39
November 7, 2017	Supplemental	November 30, 2017	December 29, 2017	0.06
November 7, 2017	Base	December 15, 2017	January 12, 2018	0.39

Total Dividends Declared				$1.75

	Year Ended December 31, 2016
Date Declared	Dividend(1)	Record Date(2)	Payment Date	Dividend per Share
February 24, 2016	Base	March 31, 2016	April 29, 2016	$0.39
May 4, 2016	Base	June 30, 2016	July 29, 2016	0.39
August 3, 2016	Base	September 30, 2016	October 31, 2016	0.39
November 7, 2016	Base	December 31, 2016	January 31, 2017	0.39

Total Dividends Declared				$1.56

(1)	Following the completion of the quarter ended March 31, 2017, we introduced a dividend framework that provides for a quarterly base dividend and a variable supplemental dividend, subject to satisfaction of certain measurement tests and the approval of the Board.
(2)	Subsequent to the declaration date, the record date for the dividend declared on February 22, 2017 was moved from its original date of March 31, 2017 to a revised date of April 7, 2017 in order to ensure compliance with notification requirements promulgated by the NYSE. The dividend payable associated with this declaration was recognized in our consolidated balance sheet as of March 31, 2017. There was no change to the dividend amount or payment date.

The dividends declared during the years ended December 31, 2017 and 2016 were derived from net investment income and net realized capital gains, determined on a tax basis.

To the extent that the amounts distributed by us are in excess of our current and accumulated earnings and profits, such excess distributions will be treated first as a return of capital to the extent of a stockholder’s tax basis in his or her shares and then as capital gain. Reducing a stockholder’s tax basis will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of shares. The specific tax characteristics of the dividend will be reported to stockholders after the end of the calendar year.

To be treated as a regulated investment company, or a RIC, for U.S. federal income tax purposes and therefore to avoid being subject to corporate-level U.S. federal income taxation of our earnings, we must distribute (or be treated as distributing) in each taxable year dividends for tax purposes equal to at least 90% of our investment company taxable income (as defined by the Code) and 90% of our net tax-exempt income to our stockholders in that taxable year. In addition, we generally will be subject to a nondeductible U.S. federal excise tax equal to 4% of the amount by which our distributions for a calendar year are less than the sum of:

•	98% of our net ordinary income, excluding certain ordinary gains and losses, recognized during such calendar year;

•	98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of such calendar year; and

•	100% of income or gains recognized, but not distributed, in preceding years.

For these purposes, we will be deemed to have distributed any net ordinary taxable income or capital gain net income on which we have paid U.S. federal income tax. Depending on the level of taxable income earned in a calendar year, we may choose to carry forward taxable income for distribution in the following calendar year, and pay any applicable U.S. federal excise tax. We elected to retain a portion of income and capital gains for the calendar years ended December 31, 2017 and 2016 for purposes of additional liquidity and we recorded a net expense of $2.8 million and $2.2 million, respectively, for U.S. federal excise tax as a result. We cannot assure you that we will achieve results that will permit the payment of any dividends. See “Risk Factors—Risks Related to Our Business and Structure—We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code, including as a result of our failure to satisfy the RIC distribution requirements” in the accompanying prospectus.

We also intend to distribute net capital gains (that is, net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such net capital gains for investment and elect to treat such gains as deemed distributions to our stockholders. If this happens, our stockholders will be treated for U.S. federal income tax purposes as if they had received an actual distribution of the net capital gains that we retain and they reinvested the net after-tax proceeds in us. In this situation, our stockholders would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. See “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus. We cannot assure you that we will achieve results that will permit us to pay any cash dividends or that we will not be limited in our ability to pay dividends under the asset coverage test applicable to us under the 1940 Act.

Unless our common stockholders elect to receive their dividends in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. See “Dividend Reinvestment Plan” in the accompanying prospectus.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with “Selected Financial Data and Other Information” and our consolidated financial statements and related notes appearing elsewhere in this prospectus supplement. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in this prospectus supplement and the accompanying prospectus for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

TPG Specialty Lending, Inc. is a Delaware corporation formed on July 21, 2010. The Adviser is our external manager. We have three wholly owned subsidiaries, TC Lending, LLC, a Delaware limited liability company, which holds a California finance lender and broker license, TPG SL SPV, LLC, a Delaware limited liability company, in which we hold assets that were previously used to support our asset-backed credit facility, and TSL MR, LLC, a Delaware limited liability company, in which we hold certain investments.

We have elected to be regulated as a BDC under the 1940 Act and as a RIC under the Code. We made our BDC election on April 15, 2011. As a result, we are required to comply with various statutory and regulatory requirements, such as:

•	the requirement to invest at least 70% of our assets in “qualifying assets”;

•	source of income limitations;

•	asset diversification requirements; and

•	the requirement to distribute (or be treated as distributing) in each taxable year at least 90% of our investment company taxable income and tax-exempt interest for that taxable year.

Our shares are currently listed on the NYSE under the symbol “TSLX.”

We have in place a stock repurchase plan, the Company 10b5-1 Plan, to acquire up to $50 million in the aggregate of our common stock at prices below our net asset value per share over a specified period, in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Exchange Act. We put the Company 10b5-1 Plan in place because we believe that if our common stock is trading below our then-current net asset value, it is in the best interest of our stockholders for us to reinvest in our portfolio and increase our leverage ratio through share repurchases.

The Company 10b5-1 Plan is designed to allow us to repurchase our common stock at times when we otherwise might be prevented from doing so under insider trading laws. The Company 10b5-1 Plan requires Goldman Sachs & Co. LLC, as our agent, to repurchase shares of common stock on our behalf when the market price per share is below the most recently reported net asset value per share (including any updates, corrections or adjustments publicly announced by us to any previously announced net asset value per share). Under the Company 10b5-1 Plan, the agent will increase the volume of purchases made as the price of our common stock declines, subject to volume restrictions. The timing and amount of any stock repurchases will depend on the terms and conditions of the Company 10b5-1 Plan, the market price of our common stock and trading volumes, and no assurance can be given that any particular amount of common stock will be repurchased.

On August 4, 2015, our Board authorized us to enter into a new stock repurchase plan, the Company 10b5-1 Plan, to acquire up to $50 million in the aggregate of our common stock at prices just below our net asset value over an initial six month period, in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Exchange Act, and has continued to authorize extensions of the plan termination date prior to its expiration since that time. On February 21, 2018, the Board authorized the extension of the termination date of the Company 10b5-1 Plan to August 31, 2018. Unless extended or terminated by the Board, the Company 10b5-1 Plan will be in effect through the earlier of August 31, 2018 or such time as the current approved repurchase amount of up to $50 million has been fully utilized, subject to certain conditions.

Our Investment Framework

We are a specialty finance company focused on lending to middle-market companies. Since we began our investment activities in July 2011, through December 31, 2017, we have originated more than $7.3 billion aggregate principal amount of investments and retained approximately $4.4 billion aggregate principal amount of these investments on our balance sheet prior to any subsequent exits and repayments. We seek to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine and unsecured loans and investments in corporate bonds and equity securities.

By “middle-market companies,” we mean companies that have annual EBITDA, which we believe is a useful proxy for cash flow, of $10 million to $250 million, although we may invest in larger or smaller companies on occasion. As of December 31, 2017, our core portfolio companies, which excludes certain investments that fall outside of our typical borrower profile and represent 83.2% of our total investments based on fair value, had weighted average annual revenue of $130.3 million and weighted average annual EBITDA of $25.1 million.

We invest in first-lien debt, second-lien debt, mezzanine and unsecured debt and equity and other investments. Our first-lien debt may include stand-alone first-lien loans; “last out” first-lien loans, which are loans that have a secondary priority behind super-senior “first out” first-lien loans; “unitranche” loans, which are loans that combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position; and secured corporate bonds with similar features to these categories of first-lien loans. Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt.

The debt in which we invest typically is not rated by any rating agency, but if these instruments were rated, they would likely receive a rating of below investment grade (that is, below BBB- or Baa3), which is often referred to as “junk.”

The companies in which we invest use our capital to support organic growth, acquisitions, market or product expansion and recapitalizations (including restructurings). As of December 31, 2017, the largest single investment based on fair value represented 6.7% of our total investment portfolio.

As of December 31, 2017, the average investment size in each of our portfolio companies was approximately $37.6 million based on fair value.

Through our Adviser, we consider potential investments utilizing a four-tiered investment framework and against our existing portfolio as a whole:

Business and sector selection. We focus on companies with enterprise value between $50 million and $1 billion. When reviewing potential investments, we seek to invest in businesses with high marginal cash flow, recurring revenue streams and where we believe credit quality will improve over time. We look for portfolio companies that we think have a sustainable competitive advantage in growing industries or distressed situations. We also seek companies where our investment will have a low loan-to-value ratio.

We currently do not limit our focus to any specific industry and we may invest in larger or smaller companies on occasion. We classify the industries of our portfolio companies by end-market (such as healthcare, and business services) and not by the products or services (such as software) directed to those end-markets.

As of December 31, 2017, the largest industry represented 14.0% of our total investment portfolio based on fair value.

Investment Structuring. We focus on investing at the top of the capital structure and protecting that position. As of December 31, 2017, approximately 97.0% of our portfolio was invested in secured debt, including 93.4% in first-lien debt investments. We carefully perform diligence and structure investments to include strong investor covenants. As a result, we structure investments with a view to creating opportunities for early intervention in the event of non-performance or stress. In addition, we seek to retain effective voting control in investments over the loans or particular class of securities in which we invest through maintaining affirmative voting positions or negotiating consent rights that allow us to retain a blocking position. We also aim for our loans to mature on a medium term, between two to six years after origination. For the year ended December 31, 2017, the weighted average term on new investment commitments in new portfolio companies was 4.8 years.

Deal Dynamics. We focus on, among other deal dynamics, direct origination of investments, where we identify and lead the investment transaction. A substantial majority of our portfolio investments are sourced through our direct or proprietary relationships.

Risk Mitigation. We seek to mitigate non-credit-related risk on our returns in several ways, including call protection provisions to protect future interest income. As of December 31, 2017, we had call protection on 91.2% of our debt investments based on fair value, with weighted average call prices of 106.2% for the first year, 103.2% for the second year and 101.4% for the third year, in each case from the date of the initial investment. As of December 31, 2017, 100.0% of our debt investments based on fair value bore interest at floating rates (when including investment specific hedges), with 93.3% of these subject to interest rate floors, which we believe helps act as a portfolio-wide hedge against inflation.

Relationship with our Adviser, TSSP and TPG

Our Adviser is a Delaware limited liability company. Our Adviser acts as our investment adviser and administrator and is a registered investment adviser with the SEC under the Advisers Act. Our Adviser sources and manages our portfolio through a dedicated team of investment professionals predominately focused on us. Our Investment Team is led by our Chairman and Chief Executive Officer and our Adviser’s Co-Chief Investment Officer Joshua Easterly and our Adviser’s Co-Chief Investment Officer Alan Waxman, both of whom have substantial experience in credit origination, underwriting and asset management. Our investment decisions are made by our Investment Review Committee, which includes senior personnel of our Adviser and TPG Sixth Street Partners, or TSSP. As previously announced, on December 31, 2017, Michael Fishman stepped down from his position as Co-Chief Executive Officer of the Company. Mr. Fishman continues to serve as a Vice President and Director of the Company and as a member of the Company’s Investment Review Committee. Following Mr. Fishman’s resignation, Joshua Easterly serves as sole Chief Executive Officer of the Company.

TSSP, with approximately $20 billion of assets under management as of September 30, 2017, is TPG’s special situations and credit platform and encompasses TPG Specialty Lending, TPG Opportunities Partners and TSSP Adjacent Opportunities Partners, which invest in special situations and distressed investments across the credit cycle, TSL Europe, which is aimed at European middle-market loan originations, and TPG Institutional Credit Partners, which is a “public-side” credit investment platform focused on investment opportunities in broadly syndicated leveraged loan markets. TSSP has extensive experience with highly complex, global public and private investments executed through primary originations, secondary market purchases and restructurings, and has a team of over 180 investment and operating professionals. As of December 31, 2017, thirty one (31) of these personnel are dedicated to our business, including twenty four (24) investment professionals.

Our Adviser consults with TSSP and TPG in connection with a substantial number of our investments. The TSSP and TPG platforms provide us with a breadth of large and scalable investment resources. We believe we benefit from their market expertise, insights into sector and macroeconomic trends and intensive due diligence capabilities, which help us discern market conditions that vary across industries and credit cycles, identify favorable investment opportunities and manage our portfolio of investments. TSSP and TPG will refer all middle-market loan origination activities for companies domiciled in the United States to us and conduct those activities through us. The Adviser will determine whether it would be permissible, advisable or otherwise appropriate for us to pursue a particular investment opportunity allocated to us by TSSP and TPG.

On December 16, 2014, we were granted an exemptive order from the SEC that allows us to co-invest, subject to certain conditions and to the extent the size of an investment opportunity exceeds the amount our Adviser has independently determined is appropriate to invest, with affiliates of TSSP and TPG in middle-market loan origination activities for companies domiciled in the United States and certain “follow-on” investments in companies in which we have already co-invested pursuant to the order and remain invested.

We believe our ability to co-invest with TSSP and TPG affiliates is particularly useful where we identify larger capital commitments than otherwise would be appropriate for us. We expect that with the ability to co-invest with TSSP and TPG affiliates we will continue to be able to provide “one-stop” financing to a potential portfolio company in these circumstances, which may allow us to capture opportunities where we alone could not commit the full amount of required capital or would have to spend additional time to locate unaffiliated co-investors.

Under the terms of the Investment Advisory Agreement and Administration Agreement, the Adviser’s services are not exclusive, and the Adviser is free to furnish similar or other services to others, so long as its services to us are not impaired. Under the terms of the Investment Advisory Agreement, we will pay the Adviser the base management fee, or the Management Fee, and may also pay certain incentive fees, or the Incentive Fees.

Under the terms of the Administration Agreement, the Adviser also provides administrative services to us. These services include providing office space, equipment and office services, maintaining financial records, preparing reports to stockholders and reports filed with the SEC, and managing the payment of expenses and the oversight of the performance of administrative and professional services rendered by others. Certain of these services are reimbursable to the Adviser under the terms of the Administration Agreement.

Key Components of Our Results of Operations

Investments

We focus primarily on the direct origination of loans to middle-market companies domiciled in the United States.

Our level of investment activity (both the number of investments and the size of each investment) can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital generally available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make.

In addition, as part of our risk strategy on investments, we may reduce certain levels of investments through partial sales or syndication to additional investors.

Revenues

We generate revenues primarily in the form of interest income from the investments we hold. In addition, we may generate income from dividends on direct equity investments, capital gains on the sale of investments and various loan origination and other fees. Our debt investments typically have a term of two to six years, and, as of December 31, 2017, 100.0% of these investments based on fair value bore interest at a floating rate (when including investment specific hedges), with 93.3% of these subject to interest rate floors. Interest on debt investments is generally payable quarterly or semiannually. Some of our investments provide for deferred interest payments or PIK interest. For the year ended December 31, 2017, 2.8% of our total investment income was comprised of PIK interest.

Changes in our net investment income are primarily driven by the spread between the payments we receive from our investments in our portfolio companies against our cost of funding, rather than by changes in interest rates. Our investment portfolio primarily consists of floating rate loans, and our credit facilities, 2023 Notes and Convertible Senior Notes, after taking into account the effect of the interest rate swaps we have entered into in connection with the 2023 Notes and Convertible Senior Notes, all bear interest at floating rates. Macro trends in base interest rates like LIBOR may affect our net investment income over the long term. However, because we generally originate loans to a small number of portfolio companies each quarter, and those investments also vary in size, our results in any given period—including the interest rate on investments that were sold or repaid in a period compared to the interest rate of new investments made during that period—often are idiosyncratic, and reflect the characteristics of the particular portfolio companies that we invested in or exited during the period and not necessarily any trends in our business.

In addition to interest income, our net investment income is also driven by prepayment and other fees, which also can vary significantly from quarter to quarter. The level of prepayment fees is generally correlated to the movement in credit spreads and risk premiums, but also will vary based on corporate events that may take place at an individual portfolio company in a given period—e.g., merger and acquisition activity, initial public offerings and restructurings. As noted above, generally a small but varied number of portfolio companies may make prepayments in any quarter, meaning that changes in the amount of prepayment fees received can vary significantly between periods and can vary without regard to underlying credit trends.

Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts as interest income using the effective interest method for term instruments and the straight-line method for revolving or delayed draw instruments. Repayments of our debt investments can reduce interest income from period to period. We record prepayment premiums on loans as interest income when earned. We also may generate revenue in the form of commitment, amendment, structuring, syndication or due diligence fees, fees for providing managerial assistance and consulting fees. The frequency or volume of these repayments may fluctuate significantly.

Dividend income on common equity investments is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Our portfolio activity also reflects the proceeds of sales of investments. We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized gains (losses) on investments in the consolidated statements of operations.

Expenses

Our primary operating expenses include the payment of fees to our Adviser under the Investment Advisory Agreement, expenses reimbursable under the Administration Agreement and other operating costs described below. Additionally, we pay interest expense on our outstanding debt. We bear all other costs and expenses of our operations, administration and transactions, including those relating to:

•	calculating individual asset values and our net asset value (including the cost and expenses of any independent valuation firms);

•	expenses, including travel expenses, incurred by the Adviser, or members of our Investment Team, or payable to third parties, in respect of due diligence on prospective portfolio companies and, if necessary, in respect of enforcing our rights with respect to investments in existing portfolio companies;

•	the costs of any public offerings of our common stock and other securities, including registration and listing fees;

•	the Management Fee and any Incentive Fee;

•	certain costs and expenses relating to distributions paid on our shares;

•	administration fees payable under our Administration Agreement;

•	costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, and the compensation of professionals responsible for the preparation of the foregoing, including the allocable portion of the compensation of our Chief Compliance Officer, Chief Financial Officer and other professionals who spend time on those related activities (based on the percentage of time those individuals devote, on an estimated basis, to our business and affairs);

•	debt service and other costs of borrowings or other financing arrangements;

•	the Adviser’s allocable share of costs incurred in providing significant managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, making or holding investments;

•	transfer agent and custodial fees;

•	costs of hedging;

•	commissions and other compensation payable to brokers or dealers;

•	taxes;

•	Independent Director fees and expenses;

•	the costs of any reports, proxy statements or other notices to our stockholders (including printing and mailing costs), the costs of any stockholders’ meetings and the compensation of investor relations personnel responsible for the preparation of the foregoing and related matters;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct costs and expenses of administration, including audit, accounting, consulting and legal costs; and

•	all other expenses reasonably incurred by us in connection with making investments and administering our business.

We expect that during periods of asset growth, our general and administrative expenses will be relatively stable or will decline as a percentage of total assets, and will increase as a percentage of total assets during periods of asset declines.

Leverage

While as a BDC the amount of leverage that we are permitted to use is limited in significant respects, we use leverage to increase our ability to make investments. The amount of leverage we use in any period depends on a variety of factors, including cash available for investing, the cost of financing and general economic and market conditions, however, our total borrowings are limited so that our asset coverage ratio cannot fall below 200% immediately after any borrowing, as defined in the 1940 Act. In any period, our interest expense will depend largely on the extent of our borrowing and we expect interest expense will increase as we increase leverage over time within the limits of the 1940 Act. In addition, we may dedicate assets as collateral to financing facilities from time to time.

Market Trends

We believe trends in the middle-market lending environment, including the limited availability of capital, strong demand for debt capital and specialized lending requirements, are likely to continue to create favorable opportunities for us to invest at attractive risk-adjusted rates.

The limited number of dedicated providers of capital to middle-market companies, combined with increases in required capital levels for regulated financial institutions, reduces the capacity of traditional lenders to serve middle-market companies. We believe that the limited availability of capital creates a significant opportunity for us to directly originate investments. We also believe that the large amount of uninvested capital held by private equity firms will continue to drive deal activity, which may in turn create additional demand for debt capital.

The limited number of providers is further exacerbated by the specialized due diligence and underwriting capabilities, as well as extensive ongoing monitoring, required for middle-market lending. We believe middle-market lending is generally more labor-intensive than lending to larger companies due to smaller investment sizes and the lack of publicly available information on these companies.

An imbalance between the supply of, and demand for, middle-market debt capital creates attractive pricing dynamics for investors such as BDCs. The negotiated nature of middle-market financings also generally provides for more favorable terms to the lenders, including stronger covenant and reporting packages, better call protection and lender-protective change of control provisions. We believe that BDCs have flexibility to develop loans that reflect each borrower’s distinct situation, provide long-term relationships and a potential source for future capital, which renders BDCs, including us, attractive lenders.

Portfolio and Investment Activity

As of December 31, 2017, our portfolio based on fair value consisted of 93.4% first-lien debt investments, 3.6% second-lien debt investments, and 3.0% equity and other investments. As of December 31, 2016, our portfolio based on fair value consisted of 96.5% first-lien debt investments, 1.2% second-lien debt investments, 0.6% mezzanine and unsecured debt investments, and 1.7% equity and other investments.

As of December 31, 2017 and December 31, 2016, our weighted average total yield of debt and income producing securities at fair value (which includes interest income and amortization of fees and discounts) was 10.7% and 10.4%, respectively, and our weighted average total yield of debt and income-producing securities at amortized cost (which includes interest income and amortization of fees and discounts) was 10.8% and 10.4%, respectively.

As of December 31, 2017 and December 31, 2016, we had investments in 45 and 52 portfolio companies, respectively, with an aggregate fair value of $1,693.7 million and $1,657.4 million, respectively.

For the year ended December 31, 2017, we made new investment commitments of $1,072.6 million in 22 new portfolio companies and 12 existing portfolio companies. For this period, we had $951.5 million aggregate principal amount in exits and repayments.

For the year ended December 31, 2016, we made new investment commitments of $562.7 million in 14 new portfolio companies and 9 existing portfolio companies. For this period, we had $416.5 million aggregate principal amount in exits and repayments.

For the year ended December 31, 2015, we made new investment commitments of $718.7 million in 20 new portfolio companies and 14 existing portfolio companies. For this period, we had $385.2 million aggregate principal amount in exits and repayments.

Our investment activity for the years ended December 31, 2017, 2016 and 2015 is presented below (information presented herein is at par value unless otherwise indicated).

	For the Year Ended December 31,
($ in millions)	2017	2016	2015
New investment commitments:
Gross originations	$2,251.5	$761.5	$964.2
Less: Syndications/sell downs	1,178.9	198.8	245.5

Total new investment commitments	$1,072.6	$562.7	$718.7
Principal amount of investments funded:
First-lien	$958.9	$518.0	$581.3
Second-lien	—	—	40.6
Mezzanine and unsecured	—	2.1	23.3
Equity and other	30.4	—	18.8

Total	$989.3	$520.1	$664.0
Principal amount of investments sold or repaid:
First-lien	$906.0	$316.2	$353.3
Second-lien	15.7	72.1	27.0
Mezzanine and unsecured	11.5	23.7	4.9
Equity and other	18.3	4.5	—

Total	$951.5	$416.5	$385.2

Number of new investment commitments in new portfolio companies	22	14	20
Average new investment commitment amount in new portfolio companies	$39.2	$35.2	$31.6
Weighted average term for new investment commitments in new portfolio companies (in years)	4.8	4.3	5.0
Percentage of new debt investment commitments at floating rates(1)	100.0%	99.6%	95.2%
Percentage of new debt investment commitments at fixed rates	—	0.4%	4.8%
Weighted average interest rate of new investment commitments	9.5%	9.1%	8.9%
Weighted average spread over LIBOR of new floating rate investment commitments	8.3%	8.3%	8.3%
Weighted average interest rate on investments sold or paid down	9.5%	8.6%	10.0%

(1)	Includes two fixed rate investments for the year ended December 31, 2017 and one fixed rate investment for the years ended December 31, 2016 and December 31, 2015 for which we entered into interest rate swap agreements to swap to floating rates.

As of December 31, 2017 and 2016, our investments consisted of the following:

	December 31, 2017		December 31, 2016
($ in millions)	Fair Value	Amortized Cost	FairValue	Amortized Cost
First-lien debt investments	$1,581.3	$1,561.3	$1,599.6	$1,592.8
Second-lien debt investments	60.9	63.0	19.6	24.0
Mezzanine and unsecured debt investments	—	—	10.7	10.7
Equity and other investments	51.5	62.0	27.5	40.2

Total	$1,693.7	$1,686.3	$1,657.4	$1,667.7

The following tables show the fair value and amortized cost of our performing and non-accrual investments as of December 31, 2017 and 2016:

	December 31, 2017		December 31, 2016
($ in millions)	Fair Value	Percentage	Fair Value	Percentage
Performing	$1,693.7	100.0%	$1,657.4	100.0%
Non-accrual(1)	—	—	—	—

Total	$1,693.7	100.0%	$1,657.4	100.0%

	December 31, 2017		December 31, 2016
($ in millions)	Amortized Cost	Percentage	Amortized Cost	Percentage
Performing	$1,686.3	100.0%	$1,667.7	100.0%
Non-accrual(1)	—	—	—	—

Total	$1,686.3	100.0%	$1,667.7	100.0%

(1)	Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when management has reasonable doubt that the borrower will pay principal or interest in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Non-accrual loans are restored to accrual status when past due principal and interest has been paid and, in management’s judgment, the borrower is likely to make principal and interest payments in the future. Management may determine to not place a loan on non-accrual status if, notwithstanding any failure to pay, the loan has sufficient collateral value and is in the process of collection. See “—Critical Accounting Policies—Interest and Dividend Income Recognition.”

The weighted average yields and interest rates of our performing debt investments at fair value as of December 31, 2017 and 2016 were as follows:

	December 31, 2017	December 31, 2016
Weighted average total yield of debt and income producing securities	10.7%	10.4%
Weighted average interest rate of debt and income producing securities	10.2%	9.8%
Weighted average spread over LIBOR of all floating rate investments (1)	8.8%	8.9%

(1)	Includes fixed rate investments for which we entered into interest rate swap agreements to swap to floating rates.

The Adviser monitors our portfolio companies on an ongoing basis. The Adviser monitors the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action for each company. The Adviser has a number of methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•	periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other companies in the industry;

•	attendance at, and participation in, board meetings; and

•	review of monthly and quarterly financial statements and financial projections for portfolio companies.

As part of the monitoring process, the Adviser regularly assesses the risk profile of each of our investments and, on a quarterly basis, grades each investment on a risk scale of 1 to 5. Risk assessment is not standardized in our industry and our risk assessment may not be comparable to ones used by our competitors. Our assessment is based on the following categories:

•	An investment is rated 1 if, in the opinion of the Adviser, it is performing as agreed and there are no concerns about the portfolio company’s performance or ability to meet covenant requirements. For these investments, the Adviser generally prepares monthly reports on investment performance and intensive quarterly asset reviews.

•	An investment is rated 2 if it is performing as agreed, but, in the opinion of the Adviser, there may be concerns about the company’s operating performance or trends in the industry. For these investments, in addition to monthly reports and quarterly asset reviews, the Adviser also researches any areas of concern with the objective of early intervention with the portfolio company.

•	An investment will be assigned a rating of 3 if it is paying as agreed but a material covenant violation is expected. For these investments, in addition to monthly reports and quarterly asset reviews, the Adviser also adds the investment to its “watch list” and researches any areas of concern with the objective of early intervention with the portfolio company.

•	An investment will be assigned a rating of 4 if a material covenant has been violated, but the company is making its scheduled payments. For these investments, the Adviser prepares a bi-monthly asset review email and generally has monthly meetings with senior management. For investments where there have been material defaults, including bankruptcy filings, failures to achieve financial performance requirements or failure to maintain liquidity or loan-to-value requirements, the Adviser often will take immediate action to protect its position. These remedies may include negotiating for additional collateral, modifying investment terms or structure, or payment of amendment and waiver fees.

•	A rating of 5 indicates an investment is in default on its interest or principal payments. For these investments, our Adviser reviews the investments on a bi-monthly basis and, where possible, pursues workouts that achieve an early resolution to avoid further deterioration. The Adviser retains legal counsel and takes actions to preserve our rights, which may include working with the portfolio company to have the default cured, to have the investment restructured or to have the investment repaid through a consensual workout.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of December 31, 2017 and 2016. Investment performance ratings are accurate only as of those dates and may change due to subsequent developments relating to a portfolio company’s business or financial condition, market conditions or developments, and other factors.

	December 31, 2017		December 31, 2016
Investment Performance Rating	Investments at Fair Value ($ in millions)	Percentage of Total Portfolio	Investments at Fair Value ($ in millions)	Percentage of Total Portfolio

1	$1,382.7	81.6%	$1,099.1	66.4%
2	250.9	14.8	382.0	23.0
3	60.1	3.6	176.3	10.6
4	—	—	—	—
5	—	—	—	—

Total	$1,693.7	100.0%	$1,657.4	100.0%

Results of Operations

Operating results for the years ended December 31, 2017, 2016 and 2015 were as follows:

	Year Ended December 31,
($ in millions)	2017	2016	2015
Total investment income	$210.9	$192.4	$173.4
Less: Net expenses	87.8	82.9	76.6

Net investment income before income taxes	123.1	109.5	96.8
Less: Income taxes, including excise taxes	2.8	2.2	1.5

Net investment income	120.3	107.3	95.3
Net realized losses(1)	(14.0)	(0.1)	(3.2)
Net change in unrealized gains (losses)(1)	5.3	29.8	(28.5)

Net increase in net assets resulting from operations	$111.6	$137.0	$63.6

(1)	Includes foreign exchange hedging activity.

Investment Income

	Year Ended December 31,
($ in millions)	2017	2016	2015
Interest from investments	$200.7	$177.8	$164.6
Dividend income	0.4	1.7	0.9
Other income	9.8	12.9	7.9

Total investment income	$210.9	$192.4	$173.4

Interest from investments, which includes amortization of upfront fees and prepayment fees, increased from $177.8 million for the year ended December 31, 2016 to $200.7 million for the year ended December 31, 2017, primarily due to an increase in accelerated amortization of upfront fees and prepayment fees. Accelerated amortization of upfront fees, primarily from unscheduled paydowns, increased from $5.4 million for the year ended December 31, 2016 to $21.5 million for the year ended December 31, 2017, and prepayment fees increased from $2.6 million for the year ended December 31, 2016 to $12.8 million for the year ended December 31, 2017. The accelerated amortization and prepayment fees primarily resulted from full paydowns on seven portfolio investments, a partial paydown on one portfolio investment and prepayment fees on four portfolio investments during the year ended December 31, 2016, and full paydowns on 22 portfolio investments, partial paydowns on seven portfolio investments and prepayment fees on 12 portfolio investments during the year ended December 31, 2017. Dividend income decreased from $1.7 million for the year ended December 31, 2016 to $0.4 million for the year ended December 31, 2017 due to a partial realization of dividend yielding investments in 2017. Other income decreased from $12.9 million for the year ended December 31, 2016 to $9.8 million for the year ended December 31, 2017, primarily due to lower syndication, amendment and agency fees earned during 2017.

Interest from investments, which includes amortization of upfront fees and prepayment fees, increased from $164.6 million for the year ended December 31, 2015 to $177.8 million for the year ended December 31, 2016, primarily due to the increase in the size of our investment portfolio. The average size of our investment portfolio increased from $1.4 billion during the year ended December 31, 2015 to $1.6 billion during the year ended December 31, 2016. Accelerated amortization of upfront fees, primarily from unscheduled paydowns, decreased from $6.9 million for the year ended December 31, 2015 to $5.4 million for the year ended December 31, 2016, and prepayment fees decreased from $15.4 million for the year ended December 31, 2015 to $2.6 million for the year ended December 31, 2016. The accelerated amortization and prepayment fees primarily resulted from full paydowns on 11 portfolio investments, a partial paydown on one portfolio investment and prepayment fees on 13 portfolio investments during the year ended December 31, 2015, and full paydowns on seven portfolio investments, a partial paydown on one portfolio investment and prepayment fees on four portfolio investments during the year ended December 31, 2016. Dividend income increased from $0.9 million for the year ended December 31, 2015 to $1.7 million for the year ended December 31, 2016 due to owning our dividend yielding investments for a full calendar year. Other income increased from $7.9 million for the year ended December 31, 2015 to $12.9 million for the year ended December 31, 2016, primarily due to higher syndication, amendment and agency fees earned during 2016.

Expenses

Operating expenses for the years ended December 31, 2017, 2016 and 2015 were as follows:

	Year Ended December 31,
($ in millions)	2017	2016	2015
Interest	$27.4	$23.1	$22.0
Management fees (net of waivers)	24.3	24.1	21.2
Incentive fees related to pre-incentive fee net investment income (net of waivers)	25.5	22.4	20.0
Incentive fees related to realized/unrealized capital gains	—	—	—
Professional fees	5.4	8.5	8.2
Directors fees	0.4	0.4	0.4
Other general and administrative	4.8	4.4	4.8

Net Expenses	$87.8	$82.9	$76.6

Interest

Interest expense, including other debt financing expenses, increased from $23.1 million for the year ended December 31, 2016 to $27.4 million for the year ended December 31, 2017. This increase was primarily due to an increase in the average 1-month LIBOR rate for the year ended December 31, 2016 from 0.5% to 1.1% for the year ended December 31, 2017 and an increase in our average interest rate on debt outstanding due to a change in the mix of our debt financing sources. The average interest rate on our debt outstanding increased from 2.7% for the year ended December 31, 2016 to 3.3% for the year ended December 31, 2017 due to the increase in LIBOR and a change in the mix of our debt financing sources.

Interest expense, including other debt financing expenses, increased from $22.0 million for the year ended December 31, 2015 to $23.1 million for the year ended December 31, 2016. This increase was primarily due to an increase in the weighted average debt outstanding from $540.8 million for the year ended December 31, 2015 to $725.9 million for the year ended December 31, 2016, as well an increase in the average 1-month LIBOR rate for the year ended December 31, 2015 from 0.20% to 0.50% for the year ended December 31, 2016. The average interest rate on our debt outstanding increased from 2.6% for the year ended December 31, 2015 to 2.7% for the year ended December 31, 2016 due to the increase in LIBOR.

Management Fees

Management Fees (net of waivers) increased from $24.1 million for the year ended December 31, 2016 to $24.3 million for the year ended December 31, 2017. Management Fees (gross of waivers) remained flat at $24.3 million for the years ended December 31, 2016 and December 31, 2017 due to total average assets remaining $1.6 billion for the years ended December 31, 2016 and December 31, 2017. Management Fees waived decreased from $0.1 million for the year ended December 31, 2016 to less than $0.1 million for the year ended December 31, 2017 due to owning investments subject to fee waivers for a shorter period in 2017 than

2016. Management Fees waived during the year ended December 31, 2016 were solely attributable to our ownership of TICC Shares. Management Fees waived during the year ended December 31, 2017 were solely attributable to our ownership of TCAP Shares.

Management Fees (net of waivers) increased from $21.2 million for the year ended December 31, 2015 to $24.1 million for the year ended December 31, 2016. Management Fees (gross of waivers) increased from $21.3 million for the year ended December 31, 2015 to $24.3 million for the year ended December 31, 2016 due to the increase in total assets, which increased from an average of $1.4 billion for the year ended December 31, 2015 to an average of $1.6 billion for the year ended December 31, 2016. Management Fees waived for both the year ended December 31, 2015 and the year ended December 31, 2016 were $0.1 million. Management Fees waived during the year ended December 31, 2015 and the year ended December 31, 2016 were solely attributable to our ownership of shares of common stock in the TICC Shares.

The Adviser has voluntarily waived the Management Fee on our ownership of the TCAP Shares for any period in which Triangle Capital Corp. remains our portfolio company. Any waived Management Fees are not subject to recoupment by the Adviser. For the period ended December 31, 2016 and prior, the Adviser voluntarily waived the Management Fee on our ownership of the TICC Shares. Any waived Management Fees are not subject to recoupment by the Adviser. Following our IPO, with the exception of its waiver of Management Fees attributable to our ownership of the TCAP Shares and TICC Shares, the Adviser has not waived its right to receive the full Management Fee payable pursuant to the Investment Advisory Agreement.

Incentive Fees

Incentive Fees (net of waivers) related to pre-Incentive Fee net investment income increased from $22.4 million for the year ended December 31, 2016 to $25.5 million for the year ended December 31, 2017. This increase resulted from an increase in interest from investments received during the year ended December 31, 2017 and the related increase in net investment income. Incentive Fees waived related to pre-Incentive Fee net investment income decreased from $0.3 million for the year ended December 31, 2016 to less than $0.1 million for the year ended December 31, 2017, consisting solely of Incentive Fees attributable to our ownership of the TICC Shares for the year ended December 31, 2016 and to our ownership of the TCAP Shares for the year ended December 31, 2017. There were no Incentive Fees related to capital gains and losses for the year ended December 31, 2016 and the year ended December 31, 2017 due to realized and unrealized losses on our investments.

Incentive Fees (net of waivers) related to pre-Incentive Fee net investment income increased from $20.0 million for the year ended December 31, 2015 to $22.4 million for the year ended December 31, 2016. This increase resulted from the increase in the size of the portfolio and related increase in net investment income. Incentive Fees waived related to pre-Incentive Fee net investment income increased from $0.2 million for the year ended December 31, 2015 to $0.3 million for the year ended December 31, 2016, consisting solely of Incentive Fees attributable to our ownership of the TICC Shares. There were no Incentive Fees related to capital gains and losses for the year ended December 31, 2015 and the year ended December 31, 2016 due to realized and unrealized losses on our investments.

For the periods December 31, 2016 and prior, the Adviser voluntarily waived the Incentive Fees attributable to pre-Incentive Fee net investment income accrued by us as a result of our ownership of the TICC Shares. The Adviser has not waived any part of the Incentive Fee related to capital gains and losses attributable to our ownership of the TICC Shares and, accordingly, any realized capital gains or losses and unrealized capital appreciation and depreciation with respect to the TICC Shares applies towards our cumulative realized capital gains on which the Incentive Fee related to capital gains and losses is calculated.

In addition, the Adviser voluntarily waived the Incentive Fees attributable to pre-Incentive Fee net investment income accrued by us as a result of our ownership of the TCAP Shares. The Adviser has not waived any part of the Incentive Fee related to capital gains and losses attributable to our ownership of the TCAP Shares and, accordingly, any realized capital gains or losses and unrealized capital appreciation and depreciation with respect to the TCAP Shares applies towards our cumulative realized capital gains on which the Incentive Fee related to capital gains and losses is calculated.

Any waived Incentive Fees are not subject to recoupment by the Adviser.

Professional Fees and Other General and Administrative Expenses

Professional fees decreased from $8.5 million for the year ended December 31, 2016 to $5.4 million for the year ended December 31, 2017 due to additional professional fees incurred relating to our investment in the TICC Shares and related activity for the year ended December 31, 2016. Other general and administrative fees increased from $4.4 million for the year ended December 31, 2016 to $4.8 million for the year ended December 31, 2017.

Professional fees increased from $8.2 million for the year ended December 31, 2015 to $8.5 million for the year ended December 31, 2016 due to an increase in costs associated with servicing our investment portfolio, as well as additional professional fees incurred relating to our investment in the TICC Shares and related activity. Other general and administrative fees decreased from $4.8 million for the year ended December 31, 2015 to $4.4 million for the year ended December 31, 2016.

Income Taxes, Including Excise Taxes

We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must, among other things, distribute to our stockholders in each taxable year generally at least 90% of our investment company taxable income, as defined by the Code, and net tax-exempt income for that taxable year. To maintain our RIC status, we, among other things, have made and intend to continue to make the requisite distributions to our stockholders, which generally relieve us from corporate-level U.S. federal income taxes.

Depending on the level of taxable income earned in a tax year, we can be expected to carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, we accrue excise tax on estimated excess taxable income.

For the calendar years ended December 31, 2017, 2016 and 2015 we recorded a net expense of $2.8 million, $2.2 million and $1.5 million, respectively, for U.S. federal excise tax.

Net Realized and Unrealized Gains and Losses

The following table summarizes our net realized and unrealized gains (losses) for the years ended December 31, 2017, 2016 and 2015:

	Year Ended December 31,
($ in millions)	2017	2016	2015
Net realized losses on investments	$(14.3)	$(0.8)	$(5.0)
Net realized gains on interest rate swaps	—	—	1.8
Net realized gains (losses) on foreign currency transactions	0.0	(0.2)	0.0
Net realized losses on foreign currency investments	(4.9)	(10.9)	(0.4)
Net realized gains on foreign currency borrowings	5.2	11.8	0.4

Net realized losses	$(14.0)	$(0.1)	$(3.2)

Change in unrealized gains on investments	$66.7	$56.7	$9.0
Change in unrealized losses on investments	(48.9)	(23.0)	(43.3)

Net Change in Unrealized Gains (Losses) on Investments	$17.8	$33.7	$(34.3)
Unrealized appreciation (depreciation) on foreign currency borrowings	(11.5)	(3.6)	6.3
Unrealized appreciation (depreciation) on foreign currency cash and forward contracts	0.0	0.0	(0.0)
Unrealized depreciation on interest rate swaps	(1.0)	(0.3)	(0.5)

Net Change in Unrealized Gains (Losses) on Foreign Currency Transactions and Interest Rate Swaps	$(12.5)	$(3.9)	$5.8

Net Change in Unrealized Gains (Losses)	$5.3	$29.8	$(28.5)

For the years ended December 31, 2017, 2016 and 2015, we had net realized losses on investments of $14.3 million, $0.8 million and $5.0 million, respectively. For the year ended December 31, 2015, we had net realized gains on interest rate swaps of $1.8 million. We did not have realized gains or losses on interest rate swaps for the years ended December 31, 2017 or 2016. For both the years ended December 31, 2017, and 2015, we had net realized gains on foreign currency transactions of less than $0.1 million, respectively, and net realized losses on foreign currency transactions of $0.2 million for the year ended December 31, 2016, primarily as a result of translating foreign currency related to our non-USD denominated investments. For the years ended December 31, 2017, 2016 and 2015, we had net realized losses on foreign currency investments of $4.9 million, $10.9 million, $0.4 million, respectively. For the years ended December 31, 2017, 2016, and 2015 we had net realized gains on foreign currency borrowings of $5.2 million, $11.8 million and $0.4 million, respectively.

For the year ended December 31, 2017 we had $66.7 million in unrealized appreciation on 43 portfolio company investments, which was offset by $48.9 million in unrealized depreciation on 32 portfolio company investments. Unrealized appreciation for the year ended December 31, 2017 resulted from an increase in fair value, primarily due to reversal of prior period unrealized depreciation, positive valuation adjustments and tightening credit spreads. Unrealized depreciation for the year ended December 31, 2017 resulted from the reversal of prior period unrealized appreciation on realized investments and in some instances negative credit-related adjustments.

For the year ended December 31, 2016 we had $56.7 million in unrealized appreciation on 48 portfolio company investments, which was offset by $23.0 million in unrealized depreciation on 10 portfolio company investments. Unrealized appreciation for the year ended December 31, 2016 resulted from an increase in fair value, primarily due to positive valuation adjustments and tightening credit spreads. Unrealized depreciation for the year ended December 31, 2016 resulted from the reversal of prior period unrealized appreciation on realized investments and in some instances negative credit-related adjustments.

For the year ended December 31, 2015 we had $9.0 million in unrealized appreciation on 15 portfolio company investments, which was offset by $43.3 million in unrealized depreciation on 40 portfolio company investments. Unrealized appreciation for the year ended December 31, 2015 resulted from an increase in fair value, primarily due to positive valuation adjustments. Unrealized depreciation for the year ended December 31, 2015 resulted from widening in credit spreads, the reversal of prior period unrealized appreciation and in some instances negative credit-related adjustments.

For the years ended December 31, 2017 and 2016, we had unrealized depreciation on foreign currency borrowings of $11.5 million and $3.6 million, respectively, primarily as a result of fluctuations in the GBP and EUR exchange rates for the year ended December 31, 2017 and GBP, SEK and EUR exchange rates for the year ended December 31, 2016. For the year ended December 31, 2015, we had unrealized appreciation on foreign currency borrowings of $6.3 million, primarily as a result of fluctuations in the GBP, SEK and EUR exchange rates. For both the years ended December 31, 2017 and 2016, we had unrealized appreciation on foreign currency cash and forward contracts of less than $0.1 million, primarily as a result of settling our foreign currency forward contracts. For the year ended December 31, 2015, we had unrealized depreciation on foreign currency cash and forward contracts of less than $0.1 million, primarily as a result of settling our foreign currency forward contracts. For the years ended December 31, 2017, 2016 and 2015, we had unrealized depreciation on interest rate swaps of $1.0 million, $0.3 million, and $0.5 million, respectively, due to fluctuations in interest rates.

Realized Gross Internal Rate of Return

Since we began investing in 2011 through December 31, 2017, weighted by capital invested, our exited investments have generated an average realized gross internal rate of return to us of 18.8% (based on total capital invested of $2.6 billion and total proceeds from these exited investments of $3.2 billion). Eighty eight percent of these exited investments resulted in a realized gross internal rate of return to us of 10% or greater.

Gross IRR, with respect to an investment, is calculated based on the dates that we invested capital and dates we received distributions, regardless of when we made distributions to our stockholders. Initial investments are assumed to occur at time zero, and all cash flows are deemed to occur on the fifteenth of each month in which they occur.

Gross IRR reflects historical results relating to our past performance and is not necessarily indicative of our future results. In addition, gross IRR does not reflect the effect of Management Fees, expenses, Incentive Fees or taxes borne, or to be borne, by us or our stockholders, and would be lower if it did.

Average gross IRR is the average of the gross IRR for each of our exited investments (each calculated as described above), weighted by the total capital invested for each of those investments.

Average gross IRR on our exited investments reflects only invested and realized cash amounts as described above, and does not reflect any unrealized gains or losses in our portfolio.

Internal rate of return, or IRR, is a measure of our discounted cash flows (inflows and outflows). Specifically, IRR is the discount rate at which the net present value of all cash flows is equal to zero. That is, IRR is the discount rate at which the present value of total capital invested in each of our investments is equal to the present value of all realized returns from that investment. Our IRR calculations are unaudited.

Capital invested, with respect to an investment, represents the aggregate cost basis allocable to the realized or unrealized portion of the investment, net of any upfront fees paid at closing for the term loan portion of the investment. Capital invested also includes realized losses on hedging activity, with respect to an investment, which represents any inception-to-date realized losses on foreign currency forward contracts allocable to the investment, if any.

Realized returns, with respect to an investment, represents the total cash received with respect to each investment, including all amortization payments, interest, dividends, prepayment fees, upfront fees (except upfront fees paid at closing for the term loan portion of an investment), administrative fees, agent fees, amendment fees, accrued interest, and other fees and proceeds. Realized returns also include realized gains on hedging activity, with respect to an investment, which represents any inception-to-date realized gains on foreign currency forward contracts allocable to the investment, if any.

Hedging

Our current approach to hedging the foreign currency exposure in our non-U.S. dollar denominated investments is primarily to borrow the par amount in local currency under our Revolving Credit Facility to fund these investments. For the years ended December 31, 2017, 2016 and 2015, we had $11.5 million and $3.6 million of realized losses and $6.3 million of unrealized gains, respectively, on the translation of our non-U.S. dollar denominated debt into U.S. dollars; such amounts approximate the corresponding unrealized gains and losses on the translation of our non-U.S. dollar denominated investments into U.S. dollars for the years ended December 31, 2017, 2016 and 2015. See Note 2 to our consolidated financial statements included in this prospectus supplement for additional disclosure regarding our accounting for foreign currency. See Note 7 to our consolidated financial statements included in this prospectus supplement for additional disclosure regarding the amounts of outstanding debt denominated in each foreign currency at December 31, 2017. See our consolidated schedule of investments for additional disclosure regarding the foreign currency amounts (in both par and fair value) of our non-U.S. dollar denominated investments.

Financial Condition, Liquidity and Capital Resources

Our liquidity and capital resources are derived primarily from proceeds from equity issuances, advances from our credit facilities, and cash flows from operations. The primary uses of our cash and cash equivalents are:

•	investments in portfolio companies and other investments and to comply with certain portfolio diversification requirements;

•	the cost of operations (including paying our Adviser);

•	debt service, repayment, and other financing costs; and

•	cash dividends to the holders of our shares.

We intend to continue to generate cash primarily from cash flows from operations, future borrowings and future offerings of securities. We may from time to time enter into additional debt facilities, increase the size of existing facilities or issue debt securities. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to incur borrowings, issue debt securities or issue preferred stock if immediately after the borrowing or issuance the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, is at least 200%. As of December 31, 2017, 2016 and 2015, our asset coverage ratio was 235.5%, 237.7%, and 225.7%, respectively. We carefully consider our unfunded commitments for the purpose of planning our capital resources and ongoing liquidity including our financial leverage. Further, we maintain sufficient borrowing capacity within the 200% asset coverage limitation to cover any outstanding unfunded commitments we are required to fund.

Cash and cash equivalents as of December 31, 2017, taken together with cash available under our credit facilities, is expected to be sufficient for our investing activities and to conduct our operations in the near term. As of December 31, 2017, we had approximately $488.2 million of availability on our Revolving Credit Facility, subject to asset coverage limitations.

As of December 31, 2017, we had $6.7 million in cash and cash equivalents, and restricted cash. During the year ended December 31, 2017, we provided $82.4 million in cash for operating activities, primarily as a result of proceeds from investments of $103.6 million, repayments on investments of $922.5 million, and an increase in net assets resulting from operations of $111.6 million, which was partially offset by funding portfolio investments of $1,028.0 million and other operating activity of $27.3 million. Lastly, cash used in financing activities was $81.7 million during the period, primarily due to paydowns on our Revolving Credit Facility of $1,171.6 million, dividends paid of $94.7 million, and deferred financing costs of $3.9 million, which were partially offset by borrowings of $1,188.5 million (including the issuance of $115.0 million principal amount of our 2022 Convertible Senior Notes).

As of December 31, 2016, we had $6.0 million in cash and cash equivalents, and restricted cash. During the year ended December 31, 2016, we used $41.8 million in cash for operating activities, primarily as a result of funding portfolio investments of $720.7 million and other operating activity of $53.7 million, which was partially offset by proceeds from investments of $71.4 million, repayments on investments of $524.2 million, and an increase in net assets resulting from operations of $137.0 million. Lastly, cash provided by financing activities was $40.3 million during the period, primarily due to borrowings of $580.4 million and proceeds from issuance of common stock (net of purchases of treasury stock and offering and underwriting costs) of $76.9 million, partially offset by repayments on debt of $533.8 million, debt issuance costs of $2.9 million and dividends paid of $80.3 million.

As of December 31, 2017, we had $3.2 million of restricted cash pledged as collateral under our interest rate swap agreements, compared to $1.1 million as of December 31, 2016.

Equity

On March 3, 2016, we issued 5,000,000 shares of common stock at $16.42 per share. Net of underwriting fees and offering costs, we received total cash proceeds of $78.3 million.

During the years ended December 31, 2017 and 2016, we also issued 530,996 and 638,326 shares of our common stock, respectively, to investors who have not opted out of our dividend reinvestment plan for proceeds of $10.2 million and $10.3 million, respectively. On January 12, 2018, we issued 153,295 shares of our common stock through our dividend reinvestment plan for proceeds of $2.9 million, which is not reflected in the number of shares issued for the year ended December 31, 2017 in this section or the consolidated financial statements for the year ended December 31, 2017.

On November 3, 2014, the Board approved the Company 10b5-1 Plan to acquire up to $50 million in the aggregate of our common stock at prices just below our net asset value over a specified period, in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Exchange Act. We put the Company 10b5-1 Plan in place because we believe that, in current market conditions, if our common stock is trading below our then-current net asset value, it is in the best interest of our stockholders for us to reinvest in our portfolio and increase our leverage ratio through share repurchases.

The Company 10b5-1 Plan is designed to allow us to repurchase our common stock at times when we otherwise might be prevented from doing so under insider trading laws. The Company 10b5-1 Plan requires Goldman Sachs & Co. LLC, as our agent, to repurchase shares of common stock on our behalf when the market price per share is below the most recently reported net asset value per share (including any updates, corrections or adjustments publicly announced by us to any previously announced net asset value per share). Under the Company 10b5-1 Plan, the agent will increase the volume of purchases made as the price of our common stock declines, subject to volume restrictions. The timing and amount of any stock repurchases will depend on the terms and conditions of the Company 10b5-1 Plan, the market price of our common stock and trading volumes, and no assurance can be given that any particular amount of common stock will be repurchased.

The purchase of shares pursuant to the Company 10b5-1 Plan is intended to satisfy the conditions of Rule 10b5-1 and Rule 10b-18 under the Exchange Act, and will otherwise be subject to applicable law, including Regulation M, which may prohibit purchases under certain circumstances.

The Company 10b5-1 Plan expired in accordance with its terms on June 30, 2015. On August 4, 2015, the Board authorized us to enter into a new stock repurchase plan, on substantially the same terms as the prior stock repurchase plan, over an initial six month period, and has continued to authorize extensions of the plan termination date prior to its expiration since that time. On February 21, 2018, the Board authorized the extension of the termination date of the Company 10b5-1 Plan to August 31, 2018. Unless extended or terminated by the Board, the Company 10b5-1 Plan will be in effect through the earlier of August 31, 2018 or such time as the current approved repurchase amount of up to $50 million has been fully utilized, subject to certain conditions.

For the year ended December 31, 2017, no shares were repurchased under the Company 10b5-1 Plan. During the year ended December 31, 2016, 86,081 shares were repurchased under the Company 10b5-1 Plan at a weighted average price per share of $15.44, inclusive of commissions, for a total cost of $1.3 million. During the year ended December 31, 2015, 2,000 shares were repurchased under the Company 10b5-1 Plan at a weighted average price per share of $14.44, inclusive of commissions, for a total cost of $28.9.

Debt

Debt obligations consisted of the following as of December 31, 2017 and 2016:

	December 31, 2017
($ in millions)	Aggregate Principal Amount Committed	Outstanding Principal	Amount Available (1)	Carrying Value(2)
Revolving Credit Facility	$975.0	$486.8	$488.2	$479.7
2019 Convertible Senior Notes	115.0	115.0	—	112.2
2022 Convertible Senior Notes	115.0	115.0	—	111.5

Total Debt	$1,205.0	$716.8	$488.2	$703.4

(1)	The amount available reflects any limitations related to the respective debt facilities’ borrowing bases.

(2)	The carrying values of the Revolving Credit Facility and 2019 and 2022 Convertible Senior Notes are presented net of deferred financing costs of $7.1 million, $1.5 million and $3.2 million, respectively.

	December 31, 2016
($ in millions)	Aggregate Principal Amount Committed	Outstanding Principal	Amount Available (1)	Carrying Value(2)
Revolving Credit Facility	$945.0	$578.7	$366.3	$569.9
2019 Convertible Senior Notes	115.0	115.0	—	110.8

Total Debt	$1,060.0	$693.7	$366.3	$680.7

(1)	The amount available reflects any limitations related to the respective debt facilities’ borrowing bases.

(2)	The carrying values of the Revolving Credit Facility and 2019 Convertible Senior Notes are presented net of deferred financing costs of $8.7 million and $2.3 million, respectively.

As of December 31, 2017 and December 31, 2016, we were in compliance with the terms of our debt arrangements. We intend to continue to utilize our credit facilities to fund investments and for other general corporate purposes.

Revolving Credit Facility

On August 23, 2012, we entered into a senior secured revolving credit agreement with SunTrust Bank, as administrative agent, and J.P. Morgan Chase Bank, N.A., as syndication agent, and certain other lenders (as amended, the “Revolving Credit Facility”).

As of December 31, 2017, aggregate commitments under the facility were $975 million. The facility includes an uncommitted accordion feature that allows us, under certain circumstances, to increase the size of the facility to up to $1.25 billion.

As of December 31, 2017, with respect to $915 million in commitments, the revolving period, during which period we, subject to certain conditions, may make borrowings under the facility, ended December 22, 2020 and the stated maturity date was December 22, 2021. For the remaining $60 million of commitments, the revolving period ended October 2, 2019 and the stated maturity date was October 2, 2020.

We may borrow amounts in U.S. dollars or certain other permitted currencies. As of December 31, 2017, we had outstanding debt denominated in Euro (EUR) of 59.4 million on our Revolving Credit Facility, included in the Outstanding Principal amount in the table above.

The Revolving Credit Facility also provides for the issuance of letters of credit up to an aggregate amount of $75 million. As of December 31, 2017 and December 31, 2016, we had no outstanding letters of credit issued through the Revolving Credit Facility. The amount available for borrowing under the Revolving Credit Facility is reduced by any letters of credit issued through the Revolving Credit Facility.

As of December 31, 2017, amounts drawn under the Revolving Credit Facility, including amounts drawn in respect of letters of credit, bore interest at either LIBOR plus a margin of either 1.75% or 2.00%, or the prime rate plus a margin of either 0.75% or 1.00%, in each case, based on the total amount of the borrowing base relative to the sum of the total commitments (or, if greater, the total exposure) under the Revolving Credit Facility plus certain other designated secured debt. We may elect either the LIBOR or prime rate at the time of drawdown, and loans may be converted from one rate to another at any time, subject to certain conditions. We also pay a fee of 0.375% on undrawn amounts and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then-applicable margin while the letter of credit is outstanding.

The Revolving Credit Facility is guaranteed by TPG SL SPV, LLC, TC Lending, LLC and TSL MR, LLC and may be guaranteed by certain domestic subsidiaries in the future. The Revolving Credit Facility is secured by a perfected first-priority security interest in substantially all the portfolio investments held by us and each guarantor. Proceeds from borrowings may be used for general corporate purposes, including the funding of portfolio investments.

The Revolving Credit Facility includes customary events of default, as well as customary covenants, including restrictions on certain distributions and financial covenants requiring:

•	an asset coverage ratio of no less than 2 to 1 on the last day of any fiscal quarter;

•	a liquidity test under which we must not maintain cash and liquid investments of less than 10% of the covered debt amount for more than 30 consecutive business days under circumstances where our adjusted covered debt balance is greater than 90% of our adjusted borrowing base under the facility; and

•	stockholders’ equity of at least $500 million plus 25% of the net proceeds of the sale of equity interests after December 22, 2016.

Net proceeds received from our common stock issuance in March 2016, and net proceeds received from the issuance of the 2022 Convertible Senior Notes and the 2023 Notes were used to pay down borrowings on the Revolving Credit Facility.

On February 20, 2018, we entered into an amendment to the Revolving Credit Facility. Under the terms of the amendment, aggregate commitments under the facility were increased to $990 million. In addition, with respect to $895 million in commitments, amounts drawn under the facility bore interest at a rate of LIBOR plus a margin of either 1.75% or 1.875%, or the prime rate plus a margin of either 0.75% or 0.875%. With respect to $95 million in commitments, amounts drawn under the facility bore interest at a rate of LIBOR plus a margin of either 1.75% or 2.00%, or the prime rate plus a margin of either 0.75% or 1.00%.

The maturity of the facility was also extended. With respect to $895 million in commitments, the revolving period ended in February 2022 and the stated maturity date was February 2023. For the remaining $95 million of commitments, the revolving period ended in either October 2019 or December 2020, and the stated maturity date was either October 2020 or December 2021. Under the terms of the Revolving Credit Facility, we subsequently cancelled the $95 million of commitments that were not extended and, as of March 16, 2018, we had aggregate commitments of $895 million under the facility.

2019 Convertible Senior Notes

In June 2014, we issued in a private offering $115 million aggregate principal amount convertible senior notes due December 2019, or the 2019 Convertible Senior Notes. The 2019 Convertible Senior Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The 2019 Convertible Senior Notes are unsecured and bear interest at a rate of 4.50% per year, payable semiannually. The 2019 Convertible Senior Notes will mature on December 15, 2019. In certain circumstances, the 2019 Convertible Senior Notes will be convertible into cash, shares of our common stock or a combination of cash and shares of our common stock, at our election, at an initial conversion rate of 38.7162 shares of common stock per $1,000 principal amount of 2019 Convertible Senior Notes, which is equivalent to an initial conversion price of approximately $25.83 per share of our common stock, subject to customary anti-dilution adjustments. As of December 31, 2017, the estimated adjusted conversion price was approximately $25.41 per share of our common stock. The sale of the 2019 Convertible Senior Notes generated net proceeds of approximately $110.8 million. We used the net proceeds of the offering to pay down debt under the Revolving Credit Facility. In connection with the offering of 2019 Convertible Senior Notes, we have entered into interest rate swaps to continue to align the interest rates of our liabilities with our investment portfolio, which consists of predominately floating rate loans. As a result of the swaps, our effective interest rate on the 2019 Convertible Senior Notes is three-month LIBOR plus 286 basis points.

Holders may convert their 2019 Convertible Senior Notes at their option at any time prior to June 15, 2019 only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on September 30, 2014 (and only during such calendar quarter), if the last reported sale price of the common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any five consecutive trading day period, or the measurement period, in which the trading price (as defined in the indenture governing the 2019 Convertible Senior Notes) per $1,000 principal amount of notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of our common stock and the conversion rate on each such trading day; or (3) upon the occurrence of specified corporate events.

On or after June 15, 2019 until the close of business on the scheduled trading day immediately preceding the maturity date, holders may convert their notes at any time, regardless of the occurrence or nonoccurrence of any of the foregoing circumstances.

2022 Convertible Senior Notes

In February 2017, we issued in a private offering $115 million aggregate principal amount convertible senior notes due August 2022, or the 2022 Convertible Senior Notes. We refer to the 2019 Convertible Senior Notes and the 2022 Convertible Senior Notes collectively as the Convertible Senior Notes. The 2022 Convertible Senior Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The 2022 Convertible Senior Notes are unsecured, and bear interest at a rate of 4.50% per year, payable semiannually. The 2022 Convertible Senior Notes will mature on August 1, 2022. In certain circumstances, the 2022 Convertible Senior Notes will be convertible into cash, shares of our common stock or a combination of cash and shares of our common stock, at our election, at an initial conversion rate of 46.8516 shares of common stock per $1,000 principal amount of 2022 Convertible Senior Notes, which is equivalent to an initial conversion price of approximately $21.34 per share of our common stock, subject to customary anti-dilution adjustments. As of December 31, 2017, the estimated adjusted conversion price was approximately $21.15 per share of our common stock. The sale of the 2022 Convertible Senior Notes generated net proceeds of approximately $111.2 million. We used the net proceeds of the offering to pay down debt under the Revolving Credit Facility. In connection with the offering of 2022 Convertible Senior Notes, we have entered into an interest rate swap to continue to align the interest rates of our liabilities with our investment portfolio, which consists of predominately floating rate loans. As a result of the swaps, our effective interest rate on the 2022 Convertible Senior Notes is three-month LIBOR plus 237.2 basis points.

Holders may convert their 2022 Convertible Senior Notes at their option at any time prior to February 1, 2022 only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on June 30, 2017 (and only during such calendar quarter), if the last reported sale price of the common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any five consecutive trading day period, or the measurement period, in which the trading price (as defined in the indenture governing the 2022 Convertible Senior Notes) per $1,000 principal amount of notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of our common stock and the conversion rate on each such trading day; or (3) upon the occurrence of specified corporate events. On or after February 1, 2022 until the close of business on the scheduled trading day immediately preceding the maturity date, holders may convert their notes at any time, regardless of the occurrence or nonoccurrence of any of the foregoing circumstances.

The Convertible Senior Notes are our senior unsecured obligations and rank senior in right of payment to our future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to our existing and future indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

As of December 31, 2017, the principal amount of the 2019 and 2022 Convertible Senior Notes exceeded the value of the underlying shares multiplied by the per share closing price of our common stock.

The indentures governing the 2019 and 2022 Convertible Senior Notes contain certain covenants, including covenants requiring us to comply with the requirement under the 1940 Act that our asset coverage ratio, as defined in the 1940 Act, equal at least 200% and to provide financial information to the holders of the 2019 and 2022 Convertible Senior Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the indentures governing the 2019 and 2022 Convertible Senior Notes. As of December 31, 2017, we were in compliance with the terms of the indentures governing the 2019 and 2022 Convertible Senior Notes.

The Convertible Senior Notes are accounted for in accordance with Accounting Standards Codification (“ASC”) 470-20. Upon conversion of any of the Convertible Senior Notes, we intend to pay the outstanding principal amount in cash and, to the extent that the conversion value exceeds the principal amount, we have the option to pay in cash or shares of our common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the indentures governing the 2019 and 2022 Convertible Senior Notes. We have determined that the embedded conversion options in the 2019 and 2022 Convertible Senior Notes are not required to be separately accounted for as a derivative under U.S. GAAP. In accounting for the 2019 and 2022 Convertible Senior Notes, we estimated at the time of issuance separate debt and equity components of the 2019 and 2022 Convertible Senior Notes. An original issue discount equal to the equity components of the 2019 and 2022 Convertible Senior Notes was recorded in “additional paid-in capital” in the accompanying consolidated balance sheet. Additionally, the issuance costs associated with the 2019 and 2022 Convertible Senior Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as deferred financing costs and equity issuance costs, respectively.

2023 Notes

In January 2018, we issued $150.0 million aggregate principal amount of unsecured notes that mature on January 22, 2023 (the “2023 Notes”). The principal amount of the 2023 Notes is payable at maturity. The 2023 Notes bear interest at a rate of 4.50% per year, payable semi-annually commencing on July 22, 2018, and may be redeemed in whole or in part at our option at any time at par plus a “make whole” premium. Total proceeds from the issuance of the 2023 Notes, net of underwriting discounts and estimated offering costs, were approximately $147.1 million. We used the net proceeds of the 2023 Notes to repay outstanding indebtedness under the Revolving Credit Facility.

In connection with the notes offering, we entered into an interest rate swap to better align the interest rates of our liabilities with our investment portfolio, which consists of predominately floating rate loans. As a result of the swap, our effective interest rate on the 2023 Notes is three-month LIBOR plus 199 basis points. The swap transaction matures on January 22, 2023.

Off-Balance Sheet Arrangements

Portfolio Company Commitments

From time to time, we may enter into commitments to fund investments. We incorporate these commitments into our assessment of our liquidity position. Our senior secured revolving loan commitments are generally available on a borrower’s demand and may remain outstanding until the maturity date of the applicable loan. Our senior secured term loan commitments are generally available on a borrower’s demand and, once drawn, generally have the same remaining term as the associated loan agreement. Undrawn senior secured term loan commitments generally have a shorter availability period than the term of the associated loan agreement. As of December 31, 2017 and 2016, we had the following commitments to fund investments in current portfolio companies:

($ in millions)	December 31, 2017	December 31, 2016
AppStar Financial, LLC—Revolver	$2.0	$2.0
Clarabridge, Inc.—Revolver	—	2.5
CrunchTime Information Systems, Inc.—Delayed Draw	—	12.0
CrunchTime Information Systems, Inc.—Revolver	—	2.0
Ecommerce Industries, Inc.—Revolver	—	2.5
Frontline Technologies Group LLC—Delayed Draw	9.4	—
Heartland Automotive Holdings, LLC—Revolver	—	4.1
Helix Health Ltd.—Revolver	4.4	3.9
Illuminate Education, Inc.—Revolver	5.0	—
Industrial Physics LLC—Revolver	5.0	—
IRGSE Holding Corp.—Revolver	0.3	0.2
Lithium Technologies LLC—Revolver	3.7	—
Leaf US Holdings, Inc.—Revolver	2.0	2.0
Marketo, Inc.—Revolver	1.9	1.9
Northern Oil & Gas—Delayed Draw	16.2	—
My Alarm Center, LLC—Delayed Draw	—	0.8
Network Merchants, Inc.—Revolver	—	0.8
PayLease, LLC—Revolver	3.3	5.0
PaySimple—Revolver	5.0	—
Rex Energy Corporation—Delayed Draw	11.1	—
Riskonnect, Inc.—Revolver	5.0	—
Sailpoint Technologies, Inc.—Revolver	—	1.2
ScentAir Technologies, Inc.—Revolver	0.8	2.1
Sovos Compliance, LLC—Delayed Draw	3.0	—
Sovos Compliance, LLC—Revolver	1.7	0.8

Total Portfolio Company Commitments	$79.8	$43.8

Other Commitments and Contingencies

As of December 31, 2017, we did not have any unfunded commitments to fund investments to new borrowers that were not current portfolio companies as of such date. As of December 31, 2016, we had additional unfunded commitments of $50.0 million to fund investments to new borrowers that were not current portfolio companies as of such date.

We have certain contracts under which we have material future commitments. Under the Investment Advisory Agreement, our Adviser provides us with investment advisory and management services. For these services, we pay the Management Fee and the Incentive Fee.

Under the Administration Agreement, our Adviser furnishes us with office facilities and equipment, provides us clerical, bookkeeping and record keeping services at such facilities and provides us with other administrative services necessary to conduct our day-to-day operations. We reimburse our Adviser for the allocable portion (subject to the review and approval of our Board) of expenses incurred by it in performing its obligations under the Administration Agreement, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our Chief Compliance Officer, Chief Financial Officer and other professionals who spend time on those related activities (based on a percentage of time those individuals devote, on an estimated basis, to our business and affairs). Our Adviser also offers on our behalf significant managerial assistance to those portfolio companies to which we are required to offer to provide such assistance.

Contractual Obligations

A summary of our contractual payment obligations as of December 31, 2017 is as follows:

	Payments Due by Period
($ in millions)	Total	Less than 1 year	1-3 years	3-5 years	After 5 years
Revolving Credit Facility	$486.8	$—	$30.0	$456.8	$—
2019 Convertible Senior Notes	115.0	—	115.0	—	—
2022 Convertible Senior Notes	115.0	—	—	115.0	—

Total Contractual Obligations	$716.8	$—	$145.0	$571.8	$—

In addition to the contractual payment obligations in the tables above, we also have commitments to fund investments and to pledge assets as collateral under the terms of our derivatives agreements.

Distributions

We have elected and qualified to be treated for U.S. federal income tax purposes as a RIC under subchapter M of the Code. To maintain our RIC status, we must distribute (or be treated as distributing) in each taxable year dividends for tax purposes equal to at least 90 percent of the sum of our:

•	investment company taxable income (which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses), determined without regard to the deduction for dividends paid, for such taxable year; and

•	net tax-exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) for such taxable year.

As a RIC, we (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders.

We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains or any investment company taxable income, we generally will be subject to corporate-level U.S. federal income tax. We may choose to retain our net capital gains or any investment company taxable income, and pay the U.S. federal excise tax described below.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be treated as distributing) during each calendar year an amount at least equal to the sum of:

•	98% of our net ordinary income excluding certain ordinary gains or losses for that calendar year;

•	98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of that calendar year; and

•	100% of any income or gains recognized, but not distributed, in preceding years.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of this tax. In that event, we will be liable for this tax only on the amount by which we do not meet the foregoing distribution requirement.

We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. All dividends will be paid at the discretion of our Board and will depend on our earnings, financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board may deem relevant from time to time.

To the extent our current taxable earnings for a year fall below the total amount of our distributions for that year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure carefully and should not assume that the source of any distribution is our ordinary income or gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have their dividends or distributions automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.

Related-Party Transactions

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	the Investment Advisory Agreement;

•	the Administration Agreement; and

•	a license agreement with an affiliate of TPG under which the affiliate granted us a non-exclusive license to use the TPG name and logo, for a nominal fee, for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “TPG” name or logo.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including valuation risk, interest rate risk and currency risk.

Valuation Risk

We have invested, and plan to continue to invest, primarily in illiquid debt and equity securities of private companies. Most of our investments will not have a readily available market price, and we value these investments at fair value as determined in good faith by our Board in accordance with our valuation policy. There is no single standard for determining fair value. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize amounts that are different from the amounts presented and such differences could be material.

Interest Rate Risk

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. We also fund portions of our investments with borrowings. Our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. Accordingly, we cannot assure you that a significant change in market interest rates will not have a material adverse effect on our net investment income.

We regularly measure our exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate-sensitive assets to our interest rate-sensitive liabilities. Based on that review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

As of December 31, 2017, all of our debt investments based on fair value in our portfolio bore interest at floating rates (when including investment specific hedges), with 93.3% of these subject to interest rate floors. Our credit facilities also bear interest at floating rates, and in connection with our Convertible Senior Notes, which bear interest at fixed rates; we entered into fixed-to-floating interest rate swaps in order to continue to align the interest rates of our liabilities with our investment portfolio.

Assuming that our consolidated balance sheet as of December 31, 2017 were to remain constant and that we took no actions to alter our existing interest rate sensitivity, the following table shows the annualized impact of hypothetical base rate changes in interest rates (considering interest rate floors for floating rate instruments):

($ in millions) Basis Point Change	Interest Income	Interest Expense	Net Income
Up 300 basis points	$49.4	$21.5	$27.9
Up 200 basis points	$32.9	$14.3	$18.6
Up 100 basis points	$16.5	$7.2	$9.3
Down 25 basis points	$(4.1)	$(1.6)	$(2.5)

Although we believe that this analysis is indicative of our existing sensitivity to interest rate changes, it does not adjust for changes in the credit market, credit quality, the size and composition of the assets in our portfolio and other business developments that could affect our net income. Accordingly, we cannot assure you that actual results would not differ materially from the analysis above.

We may in the future hedge against interest rate fluctuations by using hedging instruments such as additional interest rate swaps, futures, options and forward contracts. While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

Currency Risk

From time to time, we may make investments that are denominated in a foreign currency. These investments are translated into U.S. dollars at each balance sheet date, exposing us to movements in foreign exchange rates. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us. We may seek to utilize instruments such as, but not limited to, forward contracts to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates. We also have the ability to borrow in certain foreign currencies under our Revolving Credit Facility. Instead of entering into a foreign exchange forward contract in connection with loans or other investments we have made that are denominated in a foreign currency, we may borrow in that currency to establish a natural hedge against our loan or investment. To the extent the loan or investment is based on a floating rate other than a rate under which we can borrow under our Revolving Credit Facility, we may seek to utilize interest rate derivatives to hedge our exposure to changes in the associated rate.

Critical Accounting Policies

The preparation of our consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. Our critical accounting policies, including those relating to the valuation of our investment portfolio, are described below. The critical accounting policies should be read in connection with our risk factors as disclosed in “Risk Factors” in this prospectus supplement.

Investments at Fair Value

Investment transactions purchased on a secondary basis are recorded on the trade date. Loan originations are recorded on the date of the binding commitment, which is generally the funding date. Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values and also includes the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.

Investments for which market quotations are readily available are typically valued at those market quotations. To validate market quotations, we utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of our investments, are valued at fair value as determined in good faith by our Board, based on, among other things, the input of the Adviser, our Audit Committee and independent third-party valuation firms engaged at the direction of the Board.

As part of the valuation process, the Board takes into account relevant factors in determining the fair value of our investments, including:

•	the estimated enterprise value of a portfolio company (that is, the total fair value of the portfolio company’s debt and equity);

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments based on its earnings and cash flow;

•	the markets in which the portfolio company does business;

•	a comparison of the portfolio company’s securities to any similar publicly traded securities; and

•	overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future.

When an external event, such as a purchase transaction, public offering or subsequent equity sale occurs, the Board considers whether the pricing indicated by the external event corroborates our valuation.

The Board undertakes a multi-step valuation process, which includes, among other procedures, the following:

•	The valuation process begins with each investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the portfolio management team.

•	The Adviser’s management reviews the preliminary valuations with the investment professionals. Agreed-upon valuation recommendations are presented to the Audit Committee.

•	The Audit Committee reviews the valuations presented and recommends values for each investment to the Board.

•	The Board reviews the recommended valuations and determines the fair value of each investment; valuations that are not based on readily available market quotations are valued in good faith based on, among other things, the input of the Adviser, Audit Committee and, where applicable, other third parties.

We conduct this valuation process on a quarterly basis.

In connection with debt and equity securities that are valued at fair value in good faith by the Board, the Board has engaged independent third-party valuation firms to perform certain limited procedures that the Board has identified and requested them to perform.

We apply Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurement (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, we consider our principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:

•	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that we have the ability to access.

•	Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur. In addition to using the above inputs in investment valuations, we apply the valuation policy approved by our Board that is consistent with ASC 820. Consistent with the valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When a security is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), we subject those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, we review pricing methodologies provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs. Some additional factors considered include the number of prices obtained, as well as an assessment as to their quality.

Our accounting policy on the fair value of our investments is critical because the determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements express the uncertainty with respect to the possible effect of these valuations, and any change in these valuations, on the consolidated financial statements.

See Note 6 to our consolidated financial statements included in this prospectus supplement for more information on the fair value of our investments.

Interest and Dividend Income Recognition

Interest income is recorded on an accrual basis and includes the amortization of discounts and premiums. Discounts and premiums to par value on securities purchased are amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the amortization of discounts and premiums, if any.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

Dividend income on preferred equity securities is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Our accounting policy on interest and dividend income recognition is critical because it involves the primary source of our revenue and accordingly is significant to the financial results as disclosed in our consolidated financial statements.

U.S. Federal Income Taxes

We have elected to be treated as a BDC under the 1940 Act. We also have elected to be treated as a RIC under the Code. So long as we maintain our status as a RIC, we will generally not pay corporate-level U.S. federal income or excise taxes on any ordinary income or capital gains that we distribute at least annually to our stockholders as dividends. As a result, any tax liability related to income earned and distributed by us represents obligations of our stockholders and will not be reflected in our consolidated financial statements.

We evaluate tax positions taken or expected to be taken in the course of preparing our financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reversed and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. As of December 31, 2017, the Company did not have any uncertain tax positions that met the recognition or measurement criteria, nor did the Company have any unrecognized tax benefits. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including on-going analyses of tax laws, regulations and interpretations thereof. The Company’s 2016, 2015 and 2014 tax year returns remain subject to examination by the relevant federal, state, and local tax authorities.

Our accounting policy on income taxes is critical because if we are unable to maintain our status as a RIC, we would be required to record a provision for corporate-level U.S. federal income taxes which may be significant to our financial results.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of the end of each fiscal year ended December 31 since we commenced operations. The report of our independent registered public accounting firm, KPMG LLP, on the senior securities table as of December 31, 2017 is attached as an exhibit to the registration statement of which this prospectus supplement and the accompanying prospectus are a part.

Class and Year/Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Credit Facilities
December 31, 2017	$486.8	$2,355.3	—	N/A
December 31, 2016	$578.7	$2,376.6	—	N/A
December 31, 2015	$540.3	$2,257.3	—	N/A
December 31, 2014	$283.9	$3,110.3	—	N/A
December 31, 2013	$432.3	$2,329.5	—	N/A
December 31, 2012	$331.8	$2,445.9	—	N/A
December 31, 2011	$155.0	$2,116.7	—	N/A
Convertible Senior Notes due 2019
December 31, 2017	$113.7	$2,355.3	—	N/A
December 31, 2016	$113.1	$2,376.6	—	N/A
December 31, 2015	$112.5	$2,257.3	—	N/A
December 31, 2014	$111.9	$3,110.3	—	N/A
Convertible Senior Notes due 2022
December 31, 2017	$114.7	$2,355.3	—	N/A

(1)	Total amount of each class of senior securities outstanding at carrying value, excluding the impact of deferred financing costs, at the end of the period presented.

(2)	Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)	The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)	Not applicable because the senior securities are not registered for public trading.

UNDERWRITING

J.P. Morgan Securities LLC is acting as representative of each of the underwriters named below. Subject to the terms and conditions set forth in an underwriting agreement among us, the Adviser and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the number of shares of common stock set forth opposite its name below.

Underwriter	Number of Shares
J.P. Morgan Securities LLC
Wells Fargo Securities, LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. LLC
Raymond James & Associates, Inc.
RBC Capital Markets, LLC
Keefe, Bruyette & Woods, Inc.
Citigroup Global Markets Inc.
Goldman Sachs & Co. LLC
TPG Capital BD, LLC

Total

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the shares sold under the underwriting agreement if any of these shares are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

We have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officers’ certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The representative has advised us that the underwriters propose initially to offer the shares directly to the public at the public offering price set forth on the cover page of this prospectus supplement and to certain dealers at that price less a concession not in excess of $             per share. After the initial offering of the shares, the public offering price and other selling terms may be changed by the underwriters.

The underwriting fee is equal to the public offering price per share of common stock less the amount paid by the underwriters to us per share of common stock. The underwriting fee is $             per share. The following table shows the per share and total underwriting discounts and commissions that we are to pay to the underwriters assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares.

	Per share	Without option exercise	With full option exercise
Public offering price	$	$	$
Underwriting discount (sales load)	$	$	$
Proceeds to us, before expenses	$	$	$

The expenses of the offering, not including the underwriting discount, are estimated at $             million and are payable by us.

Underwriters’ Option

We have granted the underwriters an option to buy, within 30 days from the date of this prospectus supplement, up to 562,500 additional shares of common stock. If any shares are purchased pursuant to this option, the underwriters will purchase shares in approximately the same proportion as shown in the table above. If any additional shares of common stock are purchased, the underwriters will offer the additional shares on the same terms as those on which the shares are being offered.

No Sales of Similar Securities

We have agreed that we will not, subject to certain exceptions, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or file with the SEC a registration statement under the Securities Act relating to, any shares of our common stock or securities convertible into or exchangeable or exercisable for any shares of our common stock (except for any “shelf” registration statements filed by us), or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, or (ii) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any shares of common stock or any such other securities (regardless of whether any of these transactions are to be settled by the delivery of shares of common stock or such other securities, in cash or otherwise), in each case without the prior written consent of J.P. Morgan Securities LLC for a period of 30 days after the date of this prospectus supplement.

Our Adviser, our directors and certain of our executive officers have entered into lock-up agreements with the underwriters prior to the commencement of this offering pursuant to which each of these persons or entities, with limited exceptions, for a period of 30 days after the date of this prospectus supplement, may not, subject to certain exceptions, without the prior written consent of J.P. Morgan Securities LLC, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of our common stock or any securities convertible into or exercisable or exchangeable for our common stock (including, without limitation, common stock or such other securities which may be deemed to be beneficially owned by such directors, executive officers, managers and members in accordance with the rules and regulations of the SEC and securities which may be issued upon exercise of a stock option or warrant), or publicly disclose the intention to make any offer, sale, pledge or disposition, or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the common stock or such other securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of common stock or such other securities, in cash or otherwise, or (3) make any demand for or exercise any right with respect to the registration of any shares of our common stock or any security convertible into or exercisable or exchangeable for our common stock.

NYSE Listing

The shares are listed on the NYSE under the symbol “TSLX.”

Price Stabilization, Short Positions

In connection with this offering, the underwriters may engage in stabilizing transactions, which may involve making bids for, purchasing and selling shares of common stock in the open market for the purpose of preventing or retarding a decline in the market price of the common stock while this offering is in progress. These stabilizing transactions may include making short sales of the common stock, which involves the sale by the underwriters of greater number of shares of common stock than they are required to purchase in this offering, and purchasing shares of common stock on the open market to cover positions created by short sales. Short sales may be “covered” shorts, which are short positions in an amount not greater than the underwriters’ option to purchase additional shares from us, or may be “naked” shorts, which are short positions in excess of that amount. The underwriters may close out any covered short position either by exercising their option to purchase additional shares, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market compared to the price at which the underwriters may purchase shares through their option. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchase in this offering. To the extent that the underwriters create a naked short position, they will purchase shares in the open market to cover the position.

The underwriters have advised us that, pursuant to Regulation M of the Securities Act, they may also engage in other activities that stabilize, maintain or otherwise affect the price of the common stock, including the imposition of penalty bids. This means that if the representative of the underwriters purchases common stock in the open market in stabilizing transactions or to cover short sales, the representative can require the underwriters that sold those shares as part of this offering to repay the sales load received by them.

These activities may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock, and, as a result, the price of our common stock may be higher than the price that otherwise might exist in the open market. If the underwriters commence these activities, they may discontinue them at any time. The underwriters may carry out these transactions on the NYSE, in the over-the-counter market or otherwise.

Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common stock. In addition, neither we nor any of the underwriters make any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Electronic Distribution

The underwriters may make prospectuses available in electronic (PDF) format. A prospectus in electronic (PDF) format may be made available on a web site maintained by the underwriters, and the underwriters may distribute such prospectuses electronically. The underwriters may allocate a limited number of shares for sale to their online brokerage customers.

Other Relationships

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage, valuation services and other financial and non-financial activities and services. Certain of the underwriters and their respective affiliates have provided, and may in the future provide, a variety of these services to us and to persons and entities with relationships with us, for which they received or will receive customary fees and expenses. Certain of the underwriters and their affiliates were underwriters in connection with our IPO and our subsequent debt and equity offerings, for which they received customary fees. Additionally, affiliates of certain underwriters are lenders under the Revolving Credit Facility.

In the ordinary course of their various business activities, the underwriters and their respective affiliates, officers, directors and employees may purchase, sell or hold a broad array of investments and actively trade securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments for their own account and for the accounts of their customers, and such investment and trading activities may involve or relate to our assets, securities or instruments (directly, as collateral securing other obligations or otherwise) or persons and entities with relationships with us. Certain of the underwriters and their affiliates that have a lending relationship with us routinely hedge their credit exposure to us consistent with their customary risk management policies. Typically, such underwriters and their affiliates would hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities. Any such credit default swaps or short positions could adversely affect future trading prices of our securities. The underwriters and their respective affiliates may also communicate independent investment recommendations, market color or trading ideas or publish or express independent research views in respect of such assets, securities or instruments and may at any time hold, or recommend to clients that they should acquire, long or short positions in such assets, securities and instruments.

We intend to use the net proceeds of this offering to pay down a portion of the outstanding indebtedness under the Revolving Credit Facility. Affiliates of certain underwriters are lenders under the Revolving Credit Facility. Accordingly, affiliates of certain of the underwriters may receive more than 5% of the proceeds of this offering to the extent the proceeds are used to pay down a portion of the outstanding indebtedness under the Revolving Credit Facility.

As of January 29, 2018, affiliates of Wells Fargo Securities, LLC hold approximately 7.17% of the Company’s common stock for the benefit of third parties or in customer or fiduciary accounts in the ordinary course of their respective businesses.

Goldman Sachs & Co. LLC is also acting as our agent for the Company 10b5-1 Plan, under which it will repurchase up to $50 million in the aggregate of our common stock during the period ending on the earlier of August 31, 2018 or such time as the current approved repurchase amount of $50 million has been fully utilized, subject to certain conditions.

We may be deemed to be under common control with TPG Capital BD, LLC, an underwriter in this offering.

Affiliates of certain of the underwriters may be limited partners of investment funds affiliated with TPG.

The underwriters or their affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to TPG, the Adviser or any of our portfolio companies.

We may purchase securities of third parties from the underwriters or their affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if, among other things, we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

After the date of this prospectus supplement, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public.

Any such information is obtained by the underwriters and their affiliates in the ordinary course of their business and not in connection with the offering of the common stock. In addition, after the offering period for the sale of our common stock, the underwriters or their affiliates may develop analyses or opinions related to us or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding us to our stockholders.

Principal Business Addresses

The principal business address of J.P. Morgan Securities LLC is 383 Madison Avenue, New York, NY 10179. The principal business address of Wells Fargo Securities, LLC is 550 South Tryon Street, Charlotte, North Carolina 28202. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10036. The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of Raymond James & Associates, Inc. is 880 Carillon Parkway, St. Petersburg, FL 33716. The principal business address of RBC Capital Markets, LLC is 200 Vesey Street, 9th Floor, New York, NY 10281. The principal business address of Keefe, Bruyette & Woods, Inc. is 787 7th Avenue, 4th Floor, New York, New York 10019. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, NY 10013. The principal business address of Goldman Sachs & Co. LLC is 200 West Street, New York, New York 10282.

Other Jurisdictions

Other than in the United States, no action has been taken by us or the underwriters that would permit a public offering of the securities offered by this prospectus supplement and accompanying prospectus in any jurisdiction where action for that purpose is required. The securities offered by this prospectus supplement and accompanying prospectus may not be offered or sold, directly or indirectly, nor may this prospectus supplement and accompanying prospectus or any other offering material or advertisements in connection with the offer and sale of any such securities be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus supplement and accompanying prospectus come are advised to inform themselves about and to observe any restrictions relating to the offering and the distribution of this prospectus supplement and accompanying prospectus. This prospectus supplement and accompanying prospectus do not constitute an offer to sell or a solicitation of an offer to buy any securities offered by this prospectus supplement and accompanying prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

Notice to Prospective Investors in Australia

No placement document, prospectus, product disclosure statement or other disclosure document has been lodged with the Australian Securities and Investments Commission, or ASIC, in relation to the offering. This prospectus supplement and accompanying prospectus do not constitute a prospectus, product disclosure statement or other disclosure document under the Corporations Act 2001, or Corporations Act, and do not purport to include the information required for a prospectus, product disclosure statement or other disclosure document under the Corporations Act.

Any offer in Australia of the common stock may only be made to persons known as the Exempt Investors who are “sophisticated investors” (within the meaning of section 708(8) of the Corporations Act), “professional investors” (within the meaning of section 708(11) of the Corporations Act) or otherwise pursuant to one or more exemptions contained in section 708 of the Corporations Act so that it is lawful to offer the common stock without disclosure to investors under Chapter 6D of the Corporations Act.

The common stock applied for by Exempt Investors in Australia must not be offered for sale in Australia in the period of 12 months after the date of allotment under the offering, except in circumstances where disclosure to investors under Chapter 6D of the Corporations Act would not be required pursuant to an exemption under section 708 of the Corporations Act or otherwise or where the offer is pursuant to a disclosure document which complies with Chapter 6D of the Corporations Act. Any person acquiring common stock must observe such Australian on-sale restrictions.

This prospectus supplement and accompanying prospectus contain general information only and do not take account of the investment objectives, financial situation or particular needs of any particular person. They do not contain any securities recommendations or financial product advice. Before making an investment decision, investors need to consider whether the information in this prospectus supplement and accompanying prospectus is appropriate to their needs, objectives and circumstances, and, if necessary, seek expert advice on those matters.

Notice to Prospective Investors in the Dubai International Financial Centre

This prospectus supplement and accompanying prospectus relate to an Exempt Offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority, or DFSA. This prospectus supplement and accompanying prospectus are intended for distribution only to persons of a type specified in the Offered Securities Rules of the DFSA. It must not be delivered to, or relied on by, any other person. The DFSA has no responsibility for reviewing or verifying any documents in connection with Exempt Offers. The DFSA has not approved this prospectus supplement and accompanying prospectus nor taken steps to verify the information set forth herein and has no responsibility for the prospectus supplement and accompanying prospectus. The common stock to which this prospectus supplement and accompanying prospectus relate may be illiquid or subject to restrictions on their resale. Prospective purchasers of the common stock offered should conduct their own due diligence on the common stock. If you do not understand the contents of this prospectus supplement and accompanying prospectus you should consult an authorized financial advisor.

Notice to Prospective Investors in Hong Kong

The common stock has not been offered or sold and will not be offered or sold in Hong Kong, by means of any document, other than (a) to “professional investors” as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made under that Ordinance; or (b) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer to the public within the meaning of that Ordinance. No advertisement, invitation or document relating to the common stock has been or may be issued or has been or may be in the possession of any person for the purposes of issue, whether in Hong Kong or elsewhere, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to common stock which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” as defined in the Securities and Futures Ordinance and any rules made under that Ordinance.

LEGAL MATTERS

Certain legal matters in connection with the offering will be passed upon for us by Cleary Gottlieb Steen & Hamilton LLP, New York, New York. In addition, Schulte Roth & Zabel LLP and Morris, Nichols, Arsht & Tunnell LLP will pass on certain legal matters for us. Cleary Gottlieb Steen & Hamilton LLP and Schulte Roth & Zabel LLP also represent the Adviser. Certain legal matters in connection with the offering will be passed upon for the underwriters by Freshfields Bruckhaus Deringer US LLP.

EXPERTS

The consolidated financial statements of TPG Specialty Lending, Inc. (and subsidiaries) as of December 31, 2017 and 2016, and for each of the years in the three-year period ended December 31, 2017 and the Senior Securities table under the heading “Senior Securities” have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, 345 Park Avenue, New York, New York 10154, independent registered public accounting firm, appearing elsewhere herein and in the registration statement, and upon the authority of said firm as experts in accounting and auditing.

S-F-1

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors

TPG Specialty Lending, Inc.:

Opinions on the Consolidated Financial Statements and Internal Control Over Financial Reporting

We have audited the accompanying consolidated balance sheets of TPG Specialty Lending, Inc. and subsidiaries (the Company), including the consolidated schedules of investments, as of December 31, 2017 and 2016, the related consolidated statements of operations, changes in net assets, and cash flows for each of the years in the three-year period ended December 31, 2017, and the related notes (collectively, the consolidated financial statements). We also have audited the Company’s internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations, changes in net assets, and cash flows for each of the years in the three-year period ended December 31, 2017, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission.

Basis for Opinions

The Company’s management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s consolidated financial statements and an opinion on the Company’s internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.

Our audits of the consolidated financial statements included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Such procedures also included confirmation of securities owned as of December 31, 2017 and 2016, by correspondence with custodians, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

S-F-2

Definition and Limitations of Internal Control Over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

(signed) KPMG LLP

We have served as the Company’s auditor since 2010.

New York, New York

February 21, 2018

S-F-3

TPG Specialty Lending, Inc.

Consolidated Balance Sheets

(Amounts in thousands, except share and per share amounts)

	December 31, 2017	December 31, 2016
Assets
Investments at fair value
Non-controlled, non-affiliated investments (amortized cost of $1,523,844 and $1,567,673, respectively)	$1,557,803	$1,591,544
Controlled, affiliated investments (amortized cost of $162,406 and $100,014, respectively)	135,920	65,859

Total investments at fair value (amortized cost of $1,686,250 and $1,667,687, respectively)	1,693,723	1,657,403
Cash and cash equivalents (restricted cash of $3,150 and $1,088, respectively)	6,665	5,954
Interest receivable	6,762	9,678
Receivable for interest rate swaps	—	69
Prepaid expenses and other assets	13,088	2,428

Total Assets	$1,720,238	$1,675,532

Liabilities
Debt (net of deferred financing costs of $11,770 and $11,019, respectively)	$703,428	$680,709
Management fees payable to affiliate	6,219	6,269
Incentive fees payable to affiliate	5,628	5,889
Dividends payable	23,488	23,289
Other payables to affiliate	1,901	1,555
Other liabilities	10,290	5,609

Total Liabilities	750,954	723,320

Commitments and contingencies (Note 8)
Net Assets
Preferred stock, $0.01 par value; 100,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.01 par value; 400,000,000 shares authorized, 60,336,281 and 59,805,285 shares issued, respectively; and 60,247,201 and 59,716,205 shares outstanding, respectively	603	598
Additional paid-in capital	906,521	898,868
Treasury stock at cost; 89,080 and 89,080 shares held, respectively	(1,359)	(1,359)
Undistributed net investment income	61,790	50,142
Net unrealized gains	6,718	1,422
Undistributed net realized gains (losses)	(4,989)	2,541

Total Net Assets	969,284	952,212

Total Liabilities and Net Assets	$1,720,238	$1,675,532

Net Asset Value Per Share	$16.09	$15.95

The accompanying notes are an integral part of these consolidated financial statements.

S-F-4

TPG Specialty Lending, Inc.

Consolidated Statements of Operations

(Amounts in thousands, except share and per share amounts)

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Income
Investment income from non-controlled, non-affiliated investments:
Interest from investments	$191,288	$167,819	$157,964
Dividend income	345	1,727	948
Other income	9,617	12,685	7,625

Total investment income from non-controlled, non-affiliated investments	201,250	182,231	166,537
Investment income from controlled, affiliated investments:
Interest from investments	9,443	9,975	6,638
Other income	204	204	240

Total investment income from controlled, affiliated investments	9,647	10,179	6,878

Total Investment Income	210,897	192,410	173,415

Expenses
Interest	27,441	23,108	22,010
Management fees	24,287	24,253	21,276
Incentive fees	25,497	22,703	20,180
Professional fees	5,431	8,446	8,166
Directors’ fees	405	390	381
Other general and administrative	4,827	4,382	4,830

Total expenses	87,888	83,282	76,843

Management and incentive fees waived (Note 3)	(85)	(430)	(226)

Net Expenses	87,803	82,852	76,617

Net Investment Income Before Income Taxes	123,094	109,558	96,798
Income taxes, including excise taxes	2,835	2,225	1,500

Net Investment Income	120,259	107,333	95,298
Unrealized and Realized Gains (Losses)
Net change in unrealized gains (losses):
Non-controlled, non-affiliated investments	10,090	44,676	(17,008)
Controlled, affiliated investments	7,668	(10,994)	(17,217)
Translation of other assets and liabilities in foreign currencies	(11,432)	(3,547)	6,275
Interest rate swaps	(1,031)	(333)	(618)

Total net change in unrealized gains (losses)	5,295	29,802	(28,568)

Realized gains (losses):
Non-controlled, non-affiliated investments	7,481	(772)	(5,042)
Controlled, affiliated investments	(21,776)	—	—
Interest rate swaps	—	—	1,851
Foreign currency transactions	350	644	29

Total realized losses	(13,945)	(128)	(3,162)

Total Unrealized and Realized Gains (Losses)	(8,650)	29,674	(31,730)

Increase in Net Assets Resulting from Operations	$111,609	$137,007	$63,568

Earnings per common share—basic and diluted	$1.86	$2.34	$1.18

Weighted average shares of common stock outstanding—basic and diluted	59,995,387	58,591,380	54,006,322

The accompanying notes are an integral part of these consolidated financial statements.

S-F-5

TPG Specialty Lending, Inc.

Consolidated Schedule of Investments as of December 31, 2017

(Amounts in thousands, except share amounts)

Company(1)	Investment	Initial Acquisition Date	Reference Rate and Spread	Interest Rate		Amortized Cost(2)(7)	Fair Value(9)	Percentage of Net Assets
Debt Investments Automotive
Heartland Automotive Holdings, LLC(3)	First-lien loan ($25,725 par, due 1/2018)	8/28/2012	L + 10.25%	11.75%		$25,724	$25,789	2.7%
	First-lien revolving loan ($4,056 par, due 1/2018)	8/28/2012	P + 9.00%	13.50%		4,056	4,066	0.4%

						29,780	29,855	3.1%

Beverage, food and tobacco
AFS Technologies, Inc.(3)(6)	Second-lien loan ($59,621 par, due 9/2021)	6/30/2017	L + 9.05%	10.74%		59,621	57,534	5.9%
Business services
Jive Software, Inc.(3)(5)	First-lien loan ($53,730 par, due 6/2022)	6/12/2017	L + 9.25%	10.69%		51,900	53,730	5.5%
Leaf US Holdings, Inc.(3)(4)	First-lien loan ($33,221 par, due 6/2020)	6/30/2014	L + 8.00%	9.69%		32,879	33,221	3.4%
Motus, LLC(3)	First-lien loan ($20,879 par, due 7/2021)	7/29/2016	L + 10.00%	11.57 (incl. 3.00 PIK	% % )	20,496	21,975	2.3%
Riskonnect, Inc.(3)	First-lien loan ($42,800 par, due 6/2022)	6/30/2017	L + 7.75%	9.50%		41,920	42,203	4.4%
Sovos Compliance, LLC(3)	First-lien loan ($34,323 par, due 3/2022)	7/1/2016	L + 6.00%	7.57%		33,862	34,421	3.6%
Tangoe, Inc.(3)(5)	First-lien loan ($49,975 par, due 6/2022)	6/16/2017	L + 8.50%	10.20 (incl. 0.50 PIK	% % )	48,196	48,725	5.0%

						229,253	234,275	24.2%

Chemicals
Vertellus Specialties, Inc.(3)	First-lien loan ($4,967 par, due 4/2018)	10/31/2016	L + 9.00%	10.57%		4,959	4,967	0.5%
	Second-lien loan ($3,341 par, due 10/2021)	10/31/2016	L + 12.00%	13.57%		3,341	3,366	0.3%

						8,300	8,333	0.8%

Communications
iHeart Communications(3)(5)	ABL FILO term loan ($115,000 par, due 11/2020)	11/30/2017	L + 4.75%	6.23%		111,613	112,700	11.6%
Education
Finalsite Holdings, Inc.(3)(5)	First-lien loan ($45,000 par, due 8/2022)	8/31/2016	L + 7.00%	8.69%		44,029	45,450	4.7%
Frontline Technologies Group, LLC(3)	First-lien loan ($47,703 par, due 9/2023)	9/18/2017	L + 6.50%	8.09%		47,039	47,132	4.9%
Illuminate Education, Inc.(3)	First-lien loan ($56,900 par, due 8/2022)	8/25/2017	L + 8.00%	9.48%		55,772	55,971	5.8%

						146,840	148,553	15.4%

Financial services
AppStar Financial, LLC(3)	First-lien loan ($20,364 par, due 8/2020)	8/18/2015	L + 8.00%	9.57%		20,071	20,643	2.1%
AvidXchange, Inc.(3)	First-lien loan ($54,449 par, due 8/2020)	8/7/2015	L + 9.50%	11.06%		53,879	55,266	5.7%
PayLease, LLC(3)	First-lien loan ($56,525 par, due 7/2022)	7/28/2017	L + 7.00%	8.57%		55,413	55,627	5.7%
PaySimple, Inc.(3)	First-lien loan ($50,601 par, due 3/2022)	3/7/2017	L + 8.25%	10.00 (incl. 1.75 PIK	% % )	49,633	50,045	5.2%
Swift Gift Limited(3)(5)	First-lien loan ($29,167 par, due 1/2022)	7/31/2017	L + 6.50%	8.13%		28,472	29,458	3.0%

						207,468	211,039	21.7%

S-F-6

Company(1)	Investment	Initial Acquisition Date	Reference Rate and Spread	Interest Rate		Amortized Cost(2)(7)	Fair Value(9)	Percentage of Net Assets
Healthcare
Integrated Practice Solutions, Inc.(3)(5)	First-lien loan ($32,338 par, due 6/2022)	6/30/2017	L + 8.00%	9.57%		31,486	31,691	3.3%
Helix Health, Ltd.(3)(4)	First-lien loan (EUR 38,019 par, due 9/2019)	9/30/2014	E + 10.50%	11.50%		45,164	47,366 (EUR 39,445)	4.9%
	First-lien revolving loan (EUR 300 par, due 9/2019)	9/30/2014	E + 10.50%	11.50%		293	540 (EUR 450)	0.1%
MatrixCare, Inc.(3)(5)	First-lien loan ($57,305 par, due 12/2021)	12/17/2015	L + 5.25%	6.94%		56,455	58,021	6.0%
MedeAnalytics, Inc.(3)(5)	First-lien loan ($43,262 par, due 9/2020)	9/30/2015	L + 8.50%	10.19%		42,483	43,478	4.5%
Quantros, Inc.(3)(5)	First-lien loan ($29,475 par, due 2/2021)	2/29/2016	L + 7.75%	9.44%		28,772	30,212	3.1%

						204,653	211,308	21.9%

Hotel, gaming, and leisure
IRGSE Holding Corp.(3)(6)	First-lien loan ($22,414 par, due 9/2019)	9/29/2015	L + 9.50%	11.19 (incl. 5.00 PIK	% % )	22,414	17,596	1.8%
	First-lien revolving loan ($21,665 par, due 9/2019)	9/29/2015	L + 9.50%	11.06 (incl. 5.00 PIK	% % )	21,665	17,007	1.8%

						44,079	34,603	3.6%

Insurance
Insurity, Inc.(3)(5)	First-lien loan ($63,321 par, due 10/2020)	10/31/2014	L + 6.50%	8.25%		62,899	64,904	6.7%
Internet services
Lithium Technologies, LLC(3)	First-lien loan ($50,000 par, due 10/2022)	10/3/2017	L + 8.00%	9.39%		48,840	48,927	5.0%
Manufacturing
Industrial Physics, LLC(3)	First-lien loan ($9,975 par, due 10/2022)	10/23/2017	L + 7.00%	8.55%		9,686	9,750	1.0%
	First-lien loan (EUR 21,065 par, due 10/2022)	10/23/2017	E + 7.00%	8.00%		24,260	24,915 (EUR 20,749)	2.6%
ScentAir Technologies, Inc.(3)	First-lien loan ($19,986 par, due 12/2019)	12/30/2014	L + 7.00%	8.57%		19,816	20,086	2.1%
	First-lien revolving loan ($1,393 par, due 12/2019)	12/30/2014	L + 7.00%	8.57%		1,377	1,404	0.1%

						55,139	56,155	5.8%

Marketing services
Marketo, Inc.(3)	First-lien loan ($28,125 par, due 8/2021)	8/16/2016	L + 9.50%	11.19%		27,428	29,025	3.0%
Vivial Inc.(3)	First-lien loan ($32,463 par, due 9/2022)	9/29/2017	L + 8.00%	9.69%		31,918	31,976	3.3%

						59,346	61,001	6.3%

Oil, gas and consumable fuels
Mississippi Resources, LLC(3)(6)	First-lien loan ($25,229 par, due 6/2018)	5/3/2017	L + 10.50%	12.07%		25,180	25,229	2.6%
Northern Oil and Gas, Inc.(3)	First-lien loan ($48,750 par, due 11/2022)	11/1/2017	L + 7.75%	9.50%		47,563	47,450	4.9%
Rex Energy Corporation(3)	First-lien loan ($18,950 par, due 4/2021)	4/28/2017	L + 8.75%	10.50%		18,467	20,525	2.1%

						91,210	93,204	9.6%

Office products
USR Parent Inc. (3)(5)	ABL FILO term loan ($20,000 par, due 9/2022)	9/12/2017	L + 7.75%	8.99%		19,553	19,600	2.0%

S-F-7

Company(1)	Investment	Initial Acquisition Date	Reference Rate and Spread	Interest Rate	Amortized Cost(2)(7)	Fair Value(9)	Percentage of Net Assets
Pharmaceuticals
Ironwood Pharmaceuticals, Inc.(4)(5)(8)	Secured note ($33,333 par, due 9/2026)	1/5/2017	8.38%	8.38%	33,191	33,250	3.4%
Model N, Inc.(3)(4)	First-lien loan ($30,000 par, due 1/2022)	1/5/2017	L + 8.25%	9.88%	29,497	29,925	3.1%
Nektar Therapeutics(4)(5)(8)	Secured note ($74,950 par, due 10/2020)	10/5/2015	7.75%	7.75%	74,363	76,449	7.9%

					137,051	139,624	14.4%

Retail and consumer products
99 Cents Only Stores LLC(3)	ABL FILO term loan ($25,000 par, due 4/2021)	9/6/2017	L + 7.75%	9.26%	24,654	24,875	2.6%
American Achievement Corporation(3)(5)	First-lien loan ($23,161 par, due 9/2020)	9/30/2015	L + 8.25%	9.62%	22,964	23,219	2.4%
Destination Maternity Corporation(3)(5)	ABL FILO term loan ($15,420 par, due 3/2021)	3/25/2016	L + 7.50%	8.74%	15,165	15,767	1.6%
Eddie Bauer LLC(3)	ABL FILO term loan ($29,250 par, due 6/2019)	3/31/2017	L + 9.25%	10.94%	28,847	29,396	3.0%
Sears(3)(4)(10)	First-lien ABL loan ($17,296 par, due 7/2020)	3/18/2016	L + 7.50%	8.89%	16,962	17,383	1.8%

					108,592	110,640	11.4%

Total Debt Investments					1,624,237	1,642,255	169.4%

Equity and Other Investments
Beverage, food and tobacco
AFS Technologies, Inc.(6)(12)	Class A Preferred Units (125,000 units)	6/30/2017			12,500	14,031	1.4%
	Class B Common Units (90,000 units)	6/30/2017			2	4,215	0.4%

					12,502	18,246	1.8%

Business Services
Riskonnect, Inc.(12)	Preferred Class A Units (990 units)	6/30/2017			990	990	0.1%
	Common Class B Units (959,018 units)	6/30/2017			10	10	0.0%

					1,000	1,000	0.1%

Chemicals
Vertellus Specialties, Inc.(12)	Common Units (2,672,990 units)	10/31/2016			3,828	3,780	0.4%
Financial services
AvidXchange, Inc.(12)	Series E Preferred Equity (214,132 shares)	8/7/2015			3,846	7,481	0.8%
Swift Gift Limited(12)	Common Shares (35,000 shares)	7/31/2017			3,500	5,066	0.5%
TICC Capital Corp.(4)(11)	Common Shares (1,059 shares)	8/5/2015			7	6	0.0%
Triangle Capital Corp.(4)(11)	Common Shares (1,384,570 shares)	11/3/2017			13,428	13,140	1.4%

					20,781	25,693	2.7%

Healthcare
Helix Health, Ltd.(4)(12)	Warrants	9/30/2014			877	1,336 (EUR 1,112)	0.1%
SRS Parent Corp.(12)	Common Shares Class A (1,980 shares)	12/28/2012			1,980	1,094	0.1%
	Common Shares Class B (2,953,020 shares)	12/28/2012			20	11	0.0%

					2,877	2,441	0.2%

S-F-8

Company(1)	Investment	Initial Acquisition Date	Reference Rate and Spread	Interest Rate	Amortized Cost(2)(7)	Fair Value(9)	Percentage of Net Assets
Hotel, gaming, and leisure
IRGSE Holding Corp.(6)(12)	Class A Units (5,000,000 units)	9/29/2015			3,896	97	0.0%
	Class C-1 Units (8,800,000 units)	9/29/2015			100	48	0.0%

					3,996	145	0.0%

Oil, gas and consumable fuels
Mississippi Resources, LLC(6)(12)	Class A-1 Member Units (1,000 units)	5/3/2017			8,155	163	0.0%
	Class A-2 Member Units (933 units)	6/4/2014			8,874	—	0.0%

					17,029	163	0.0%

Total Equity and Other Investments					62,013	51,468	5.2%

Total Investments					$1,686,250	$1,693,723	174.6%

	Interest Rate Swaps as of December 31, 2017
	Company Receives(b)	Company Pays(b)	Maturity Date	Notional Amount	Fair Market Value	Upfront Payments / Receipts	Unrealized Appreciation / Depreciation
Interest rate swap	L	1.16%	10/5/2018	$92,500	$480	$—	$204
Interest rate swap	4.50%	L + 2.86%	12/15/2019	115,000	(1,024)	—	(817)
Interest rate swap(a)	L	1.72%	1/10/2020	33,333	292	—	292
Interest rate swap	4.50%	L + 2.37%	8/1/2022	115,000	(710)	—	(710)

Total				$355,833	$(962)	$—	$(1,031)

(a)	Contract terms are shown net of Company receiving 6.65% and paying 8.38%.

(b)	Contains a variable rate structure. Bears interest at a rate determined by three-month LIBOR.

(1)	Certain portfolio company investments are subject to contractual restrictions on sales.

(2)	The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(3)	Investment contains a variable rate structure, subject to an interest rate floor. Variable rate investments bear interest at a rate that may be determined by reference to either London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-, two-, three- or six-month LIBOR) Euro Interbank Offered Rate ( “EURIBOR” or “E”) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate or “P”), at the borrower’s option, which reset periodically based on the terms of the credit agreement. For investments with multiple interest rate contracts, the interest rate shown is the weighted average interest rate in effect at December 31, 2017.

(4)	This portfolio company is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets. Non-qualifying assets represented 14.7% of total assets as of December 31, 2017.

(5)	In addition to the interest earned based on the stated interest rate of this investment, which is the amount reflected in this schedule, the Company may be entitled to receive additional interest as a result of an arrangement with other members in the syndicate to the extent an investment has been allocated to “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any amounts due thereunder and the Company hold the “last out” tranche.

S-F-9

(6)	Under the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and “Control,” as such terms are defined in the 1940 Act, this portfolio company, as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2017 in which the issuer was an Affiliated Person of and was deemed to Control a portfolio company are as follows:

Controlled, Affiliated Investments during the year ended December 31, 2017

Company	Fair Value at December 31, 2016	Gross Additions (a)	Gross Reductions (b)	Net Change In Unrealized Gain/(Loss)	Realized Gain/ (Losses)	Fair Value at December 31, 2017	Other Income	Interest Income
AFS Technologies, Inc.	$—	$72,122	$—	$3,658	$—	$75,780	$—	$3,178
IRGSE Holding Corp.	31,974	8,014	—	(5,240)	—	34,748	4	4,302
Mississippi Resources, LLC	33,885	6,297	(2,264)	9,250	(21,776)	25,392	200	1,963

Total	$65,859	$86,433	$(2,264)	$7,668	$(21,776)	$135,920	$204	$9,443

(a)	Gross additions include increases in the cost basis of investments resulting from new investments, payment-in-kind interest or dividends, the amortization of any unearned income or discounts on debt investments, as applicable.

(b)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, and the amortization of any premiums on debt investments, as applicable. When an investment is placed on non-accrual status, any cash flows received by the Company are applied to the outstanding principal balance.

(7)	As of December 31, 2017, the tax cost of the Company’s investments approximates the amortized cost.

(8)	These investments contain a fixed rate structure. The Company entered into an interest rate swap agreement to swap to a floating rate. Refer to Note 5 for further information related to the Company’s interest rate swaps on investments.

(9)	In accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), unless otherwise indicated, the fair values of all investments were determined using significant unobservable inputs and are considered Level 3 investments. See Note 6 for further information related to investments at fair value.

(10)	This investment is valued using observable inputs and is considered a Level 2 investment. See Note 6 for further information related to investments at fair value.

(11)	This investment is valued using observable inputs and is considered a Level 1 investment. See Note 6 for further information related to investments at fair value.

(12)	This equity investment is non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

S-F-10

Consolidated Schedule of Investments as of December 31, 2016

(Amounts in thousands, except share amounts)

Company(1)	Investment	Initial Acquisition Date	Reference Rate and Spread	Interest Rate		Amortized Cost(2)(8)	Fair Value(10)	Percentage of Net Assets
Debt Investments Automotive
Heartland Automotive Holdings, LLC(3)	First-lien loan ($29,233 par, due 6/2017)	8/28/2012	L + 8.25%	9.75%		$29,136	$29,159	3.1%
	First-lien revolving loan ($1,417 par, due 6/2017)	8/28/2012	P + 7.00%	10.75%		1,401	1,403	0.1%

						30,537	30,562	3.2%

Beverage, food and tobacco
AFS Technologies, Inc.(3)(5)	First-lien loan ($61,542 par, due 3/2020)	3/3/2014	L + 7.75%	8.75%		60,698	57,850	6.1%
Business services
Actian Corporation(3)(5)	First-lien loan ($54,982 par, due 4/2018)	4/11/2013	L + 6.50%	7.50%		54,366	56,219	5.9%
Clarabridge, Inc.(3)	First-lien loan ($19,719 par, due 4/2019)	5/20/2015	L + 8.00%	9.00%		19,446	19,774	2.1%
Idera, Inc.(3)(11)	First-lien loan ($61,875 par, due 4/2021)	10/9/2015	L + 5.50%	6.50%		56,817	61,875	6.5%
Leaf US Holdings, Inc.(3)(4)	First-lien loan ($27,090 par, due 6/2019)	6/30/2014	L + 6.50%	7.50%		26,752	27,163	2.9%
Motus, LLC(3)	First-lien loan ($20,157 par, due 7/2021)	7/29/2016	L + 10.00%	11.00 (incl. 3.00 PIK	% % )	19,690	20,106	2.1%
Qlik Technologies, Inc.(3)	First-lien loan ($40,399 par, due 8/2022)	8/22/2016	L + 8.25%	9.25%		39,691	40,096	4.2%
SailPoint Technologies, Inc.(3)	First-lien loan ($27,500 par, due 8/2021)	8/16/2016	L + 8.00%	9.00%		26,973	27,285	2.9%
Sovos Compliance, LLC(3)	First-lien loan ($29,177 par, due 3/2022)	7/1/2016	L + 7.25%	8.25%		28,621	29,027	3.0%
Tibco Software(3)(11)	First-lien loan ($247 par, due 12/2020)	1/26/2016	L + 5.50%	6.50%		218	248	0.0%

						272,574	281,793	29.6%

Chemicals
Vertellus Specialties, Inc.(3)	First-lien loan ($4,967 par, due 4/2018)	10/31/2016	L + 9.00%	10.00%		4,937	4,942	0.5%
	Second-lien loan ($3,341 par, due 10/2021)	10/31/2016	L + 12.00%	13.00%		3,341	3,350	0.4%

						8,278	8,292	0.9%

Education
Finalsite Holdings, Inc.(3)(5)	First-lien loan ($45,000 par, due 8/2022)	8/31/2016	L + 7.00%	8.00%		43,830	44,325	4.7%
Frontline Technologies Group LLC(3)(5)	First-lien loan ($54,725 par, due 4/2021)	4/1/2016	L + 6.75%	7.75%		53,447	54,862	5.8%

						97,277	99,187	10.5%

Electronics
MyAlarm Center, LLC(3)	First-lien loan ($63,761 par, due 1/2019)	1/9/2014	L + 8.00%	9.00%		63,342	64,568	6.8%
APX Group Inc.(11)	Senior notes 8.75% ($5,470 par, due 12/2020)	12/11/2014	8.75%	8.75%		4,717	5,511	0.6%

						68,059	70,079	7.4%

S-F-11

Company(1)	Investment	Initial Acquisition Date	Reference Rate and Spread	Interest Rate		Amortized Cost(2)(8)	Fair Value(10)	Percentage of Net Assets
Financial services
AppStar Financial, LLC(3)	First-lien loan ($22,200 par, due 8/2020)	8/18/2015	L + 8.00%	9.00%		21,781	22,261	2.3%
AvidXchange, Inc.(3)	First-lien loan ($53,528 par, due 8/2020)	8/7/2015	L + 9.50%	10.50 (incl. 2.38 PIK	% % )	52,779	53,394	5.6%
Network Merchants, Inc.(3)	First-lien loan ($25,782 par, due 9/2018)	9/12/2013	L + 6.50%	7.75%		25,585	25,981	2.7%
PayLease, LLC(3)	First-lien loan ($34,502 par, due 3/2020)	3/6/2015	L + 9.00%	10.00 (incl. 2.50 PIK	% % )	33,979	34,700	3.6%
Smarsh, Inc.(3)(5)	First-lien loan ($30,000 par, due 1/2021)	1/7/2016	L + 7.50%	8.50%		29,343	30,300	3.2%

						163,467	166,636	17.4%

Healthcare
Helix Health, Ltd.(3)(4)	First-lien loan (EUR 40,573 par, due 9/2019)	9/30/2014	E + 10.50%	11.50%		47,830	44,934 (EUR 43,158)	4.7%
	First-lien revolving loan (EUR 300 par, due 9/2019)	9/30/2014	E + 10.50%	11.50%		253	527 (EUR 500)	0.1%
MatrixCare, Inc.(3)(5)	First-lien loan ($44,663 par, due 12/2021)	12/17/2015	L + 5.25%	6.25%		43,959	45,109	4.7%
MedeAnalytics, Inc.(3)(5)	First-lien loan ($47,066 par, due 9/2020)	9/30/2015	L + 8.50%	9.50 (incl. 2.50 PIK	% % )	45,920	47,184	5.0%
Quantros, Inc.(3)(5)	First-lien loan ($29,775 par, due 2/2021)	2/29/2016	L + 7.75%	8.75%		28,894	29,849	3.1%
SRS Software, LLC(3)	First-lien loan ($30,000 par, due 12/2017)	12/28/2012	L + 7.50%	8.75%		29,820	30,000	3.2%
	First-lien revolving loan ($2,000 par, due 12/2017)	12/28/2012	L + 7.50%	8.75%		1,991	2,000	0.2%

						198,667	199,603	21.0%

Hotel, gaming, and leisure
CrunchTime Information Systems, Inc.(3)	First-lien loan ($26,104 par, due 4/2020)	4/16/2015	L + 8.50%	9.27 (incl. 2.50 PIK	% % )	25,643	26,104	2.7%
IRGSE Holding Corp.(3)(7)	First-lien loan ($21,311 par, due 9/2019)	9/29/2015	L + 9.50%	10.50 (incl. 5.00 PIK	% % )	21,311	18,807	2.0%
	First-lien revolver loan ($14,755 par, due 9/2019)	9/29/2015	L + 9.50%	10.50 (incl. 5.00 PIK	% % )	14,755	13,021	1.4%
Soho House(4)(11)	Second-lien bond (GBP 12,875 par, due 10/2018)	9/20/2013	9.13%	9.13%		20,618	16,227 (GBP 13,133)	1.7%

						82,327	74,159	7.8%

Human resource support services
Bullhorn, Inc.(3)(5)	First-lien loan ($45,000 par, due 11/2020)	11/12/2015	L + 7.50%	8.50%		44,095	45,225	4.7%
Saba Software, Inc.(3)(5)	First-lien loan ($54,175 par, due 3/2021)	3/30/2015	L + 8.75%	9.75%		53,680	54,310	5.7%
Skillsoft(3)(11)	First-lien loan ($9,571 par, due 4/2021)	11/5/2015	L + 4.75%	5.84%		7,629	8,709	0.9%

						105,404	108,244	11.3%

Insurance
Insurity, Inc.(3)(5)	First-lien loan ($64,978 par, due 10/2020)	10/31/2014	L + 6.25%	7.25%		64,423	65,952	6.9%
Internet services
Highwinds Capital, Inc.(3)	First-lien loan ($47,988 par, due 7/2018)	3/7/2014	L + 7.50%	9.00%		47,679	48,588	5.1%
	First-lien revolving loan ($3,000 par, due 7/2018)	3/7/2014	L + 7.50%	9.00%		2,985	3,038	0.3%

						50,664	51,626	5.4%

S-F-12

Company(1)	Investment	Initial Acquisition Date	Reference Rate and Spread	Interest Rate		Amortized Cost(2)(8)	Fair Value(10)	Percentage of Net Assets
Manufacturing
Power Solutions International, Inc.(3)	ABL FILO term loan ($53,550 par, due 6/2021)	6/28/2016	L + 9.75%	10.75%		47,285	52,613	5.5%
ScentAir Technologies, Inc.(3)	First-lien loan ($19,986 par, due 12/2019)	12/30/2014	L + 6.50%	7.50%		19,717	20,263	2.1%

						67,002	72,876	7.6%

Marketing Services
Marketo, Inc.(3)	First-lien loan ($28,125 par, due 8/2021)	8/16/2016	L + 9.50%	10.50%		27,278	27,750	2.9%
Office products
Ecommerce Industries, Inc.(3)	First-lien loan ($36,529 par, due 3/2019)	3/11/2014	L + 6.25%	7.25%		36,366	36,627	3.8%
Oil, gas and consumable fuels
Key Energy Services(3)(11)	First-lien loan ($10,771 par, due 12/2021)	5/27/2015	L + 10.25%	11.25%		10,454	10,717	1.1%
Mississippi Resources, LLC(3)(7)	First-lien loan ($51,537 par, due 6/2018)	6/4/2014	L + 12.00%	13.00 (incl. 1.50 PIK	% % )	51,078	33,885	3.6%

						61,532	44,602	4.7%

Pharmaceuticals
Nektar Therapeutics(4)(5)(9)	Secured note ($74,950 par, due 10/2020)	10/5/2015	7.75%	7.75%		74,184	74,575	7.8%
Retail and consumer products
American Achievement Corporation(3)(5)	First-lien loan ($23,918 par, due 9/2020)	9/30/2015	L + 7.25%	8.25%		23,652	23,858	2.5%
Destination Maternity Corporation(3)(5)	ABL FILO term loan ($17,371 par, due 3/2021)	3/25/2016	L + 7.50%	8.50%		17,013	17,328	1.8%
Payless Inc.(3)	ABL FILO term loan ($50,000 par, due 3/2019)	10/3/2016	L + 7.00%	8.00%		48,736	49,125	5.2%
Quiksilver - Boardriders SA(11)	Bond (EUR 5,699 par, due 12/2020)	5/26/2015	9.50%	9.50%		6,036	5,170 (EUR 4,901)	0.5%
Sears(3)(4)(11)	First-lien loan ($3,642 par, due 6/2018)	1/28/2016	L + 4.50%	5.50%		3,457	3,487	0.4%
	First-lien ABL loan ($22,727 par, due 7/2020)	3/18/2016	L + 7.50%	8.50%		22,143	22,727	2.4%
Toys ‘R’ Us-Delaware, Inc.(3)(11)	ABL FILO term loan ($25,500 par, due 10/2019)	10/9/2014	L + 7.25%	8.25%		25,349	25,118	2.6%

						146,386	146,813	15.4%

Transportation
Carrix, Inc.(3)(11)	First-lien loan ($12,878 par, due 1/2019)	3/17/2015	L + 3.50%	4.50%		12,342	12,610	1.3%

Total Debt Investments						1,627,465	1,629,836	171.0%

Equity and Other Investments
Chemicals
Vertellus Specialties, Inc.(13)	Common Units (2,672,990 units)	10/31/2016				3,828	3,627	0.4%
Financial services
AvidXchange, Inc.(13)	Series E Preferred Equity (214,132 shares)	8/7/2015				3,846	4,548	0.5%
Network Merchants, Inc.(13)	Non-Voting Preferred Units (774,099 units)	9/12/2013				780	1,550	0.2%
TICC Capital Corp.(4)(12)	Common Shares (995,419 shares)	8/5/2015				6,673	6,580	0.7%

						11,299	12,678	1.4%

S-F-13

Company(1)	Investment	Initial Acquisition Date	Reference Rate and Spread	Interest Rate	Amortized Cost(2)(8)	Fair Value(10)	Percentage of Net Assets
Healthcare
Global Healthcare Exchange, LLC(13)	Common Shares Class A (358 shares)	3/11/2014			358	369	0.0%
	Common Shares Class B (196 shares)	3/11/2014			6	515	0.1%
Helix Health, Ltd.(4)(13)	Warrants	9/30/2014			877	685 (EUR 648)	0.1%
SRS Parent Corp.(13)	Common Shares Class A (1,980 shares)	12/28/2012			1,980	1,015	0.1%
	Common Shares Class B (2,953,020 shares)	12/28/2012			20	10	0.0%

					3,241	2,594	0.3%

Hotel, gaming, and leisure
IRGSE Holding Corp.(7)(13)	Class A Units (5,000,000 units)	9/29/2015			3,897	98	0.0%
	Class C-1 Units (8,800,000 units)	9/29/2015			100	48	0.0%

					3,997	146	0.0%

Oil, gas and consumable fuels
Mississippi Resources, LLC(7)(13)	Class A Member Units (933 units)	6/4/2014			8,874	—	0.0%
Other
Oak Hill Credit Partners VIII, Ltd.(4)(6)(11)	Structured Product (Class F Notes)	8/21/2015	L + 5.50%	6.38%	3,345	3,162	0.3%
Symphony CLO XV, Ltd.(4)(6)(11)	Structured Product (Class F Notes)	11/17/2014	L + 5.75%	6.63%	5,638	5,360	0.6%

					8,983	8,522	0.9%

Total Equity and Other Investments					40,222	27,567	2.8%

Total Investments					$1,667,687	$1,657,403	173.8%

	Interest Rate Swaps as of December 31, 2016
	Company Receives(a)	Company Pays(a)	Maturity Date	Notional Amount	Fair Market Value	Upfront Payments / Receipts	Unrealized Appreciation / Depreciation
Interest rate swap	L	1.16%	10/5/2018	$92,500	$276	$—	$276
Interest rate swap	4.50%	L + 2.86%	12/15/2019	115,000	(207)	—	(207)

Total				$207,500	$69	$—	$69

(a)	Contains a variable rate structure. Bears interest at a rate determined by three-month LIBOR.

(1)	Certain portfolio company investments are subject to contractual restrictions on sales.

(2)	The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(3)	Investment contains a variable rate structure, subject to an interest rate floor. Variable rate investments bear interest at a rate that may be determined by reference to either London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-, two-, three- or six-month LIBOR) Euro Interbank Offered Rate ( “EURIBOR” or “E”) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate or “P”), at the borrower’s option, which reset periodically based on the terms of the credit agreement. For investments with multiple interest rate contracts, the interest rate shown is the weighted average interest rate in effect at December 31, 2016.

(4)	This portfolio company is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets. Non-qualifying assets represented 12.3% of total assets as of December 31, 2016.

(5)	In addition to the interest earned based on the stated interest rate of this investment, which is the amount reflected in this schedule, the Company may be entitled to receive additional interest as a result of an arrangement with other members in the syndicate to the extent an investment has been allocated to “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any amounts due thereunder and the Company hold the “last out” tranche.

S-F-14

(6)	Contains a variable rate structure. Bears interest at a rate determined by three-month LIBOR.

(7)	Under the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and “Control,” as such terms are defined in the 1940 Act, this portfolio company, as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2016 in which the issuer was an Affiliated Person of and was deemed to Control a portfolio company are as follows:

Controlled, Affiliated Investments during the year ended December 31, 2016

Company	Fair Value at December 31, 2015	Gross Additions (a)	Gross Reductions (b)	Net Change In Unrealized Gain/(Loss)	Realized Gain/ (Losses)	Fair Value at December 31, 2016	Other Income	Interest Income
Mississippi Resources, LLC	$36,682	$5,491	$(494)	$(7,794)	$—	$33,885	$200	$6,746
IRGSE Holding Corp.	26,816	8,358	—	(3,200)	—	31,974	4	3,229

Total	$63,498	$13,849	$(494)	$(10,994)	$—	$65,859	$204	$9,975

(a)	Gross additions include increases in the cost basis of investments resulting from new investments, payment-in-kind interest or dividends, the amortization of any unearned income or discounts on debt investments, as applicable.

(b)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, and the amortization of any premiums on debt investments, as applicable.

(8)	As of December 31, 2016, the tax cost of the Company’s investments approximates the amortized cost.

(9)	Notes contain a fixed rate structure. The Company entered into an interest rate swap agreement to swap to a floating rate. Refer to Note 5 for further information related to the Company’s interest rate swaps on investments.

(10)	In accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), unless otherwise indicated, the fair values of all investments were determined using significant unobservable inputs and are considered Level 3 investments. See Note 6 for further information related to investments at fair value.

(11)	This investment is valued using observable inputs and is considered a Level 2 investment. See Note 6 for further information related to investments at fair value.

(12)	This investment is valued using observable inputs and is considered a Level 1 investment. See Note 6 for further information related to investments at fair value.

(13)	This equity investment is non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

S-F-15

TPG Specialty Lending, Inc.

Consolidated Statements of Changes in Net Assets

(Amounts in thousands)

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase in Net Assets Resulting from Operations
Net investment income	$120,259	$107,333	$95,298
Net change in unrealized gains (losses)	5,295	29,802	(28,568)
Net realized losses	(13,945)	(128)	(3,162)

Increase in Net Assets Resulting from Operations	111,609	137,007	63,568

Increase (Decrease) in Net Assets Resulting from Capital Share Transactions
Issuance of common shares, net of offering and underwriting costs	—	78,250	—
Issuance of convertible notes	356	—	—
Reinvestment of dividends	10,158	10,337	6,095
Purchases of treasury stock	—	(1,329)	(29)
Dividends declared from net investment income	(92,027)	(82,777)	(62,332)
Dividends declared from realized gains	(13,024)	(10,017)	(21,966)

Decrease in Net Assets Resulting from Capital Share Transactions	(94,537)	(5,536)	(78,232)

Total Increase (Decrease) in Net Assets	17,072	131,471	(14,664)
Net assets, beginning of period	952,212	820,741	835,405

Net Assets, End of Period	$969,284	$952,212	$820,741

Undistributed Net Investment Income Included in Net Assets at the End of the Period	$61,790	$50,142	$27,521

The accompanying notes are an integral part of these consolidated financial statements.

S-F-16

TPG Specialty Lending, Inc.

Consolidated Statements of Cash Flows

(Amounts in thousands)

	Year Ended	Year Ended	Year Ended
	December 31, 2017	December 31, 2016	December 31, 2015
Cash Flows from Operating Activities
Increase in net assets resulting from operations	$111,609	$137,007	$63,568
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by (used) in operating activities:
Net change in unrealized gains (losses) on investments	(17,758)	(33,682)	34,225
Net change in unrealized (gains) losses on foreign currency transactions	11,432	3,547	(6,275)
Net change in unrealized gains on interest rate swaps	1,031	333	618
Net realized losses on investments	14,295	772	5,042
Net realized gains on foreign currency transactions	(359)	(870)	(5)
Net realized gains on interest rate swaps	—	—	(1,851)
Net amortization of discount on investments	(29,606)	(15,624)	(12,729)
Amortization of deferred financing costs	3,172	2,238	5,874
Amortization of discount on Convertible Senior Notes	674	589	560
Purchases and originations of investments, net	(1,027,978)	(720,728)	(757,295)
Proceeds from investments, net	103,599	71,355	39,077
Repayments on investments	922,473	524,194	474,483
Paid-in-kind interest	(6,206)	(8,920)	(5,410)
Changes in operating assets and liabilities:
Interest receivable	2,619	478	(3,725)
Interest receivable paid-in-kind	297	10	(298)
Prepaid expenses and other assets	(10,660)	415	2,350
Management fees payable to affiliate	(50)	739	643
Incentive fees payable to affiliate	(261)	974	(1,040)
Payable to affiliate	346	63	(1,426)
Other liabilities	3,719	(4,734)	(27,378)

Net Cash Provided by (Used) in Operating Activities	82,388	(41,844)	(190,992)

Cash Flows from Financing Activities
Borrowings on debt	1,188,532	580,364	847,547
Repayments on debt	(1,171,592)	(533,772)	(584,481)
Deferred financing costs	(3,922)	(2,892)	(1,452)
Proceeds from issuance of common stock, net of offering and underwriting costs	—	78,250	2
Purchases of treasury stock	—	(1,329)	(29)
Dividends paid to stockholders	(94,695)	(80,291)	(78,063)

Net Cash Provided by (Used) in Financing Activities	(81,677)	40,330	183,524

Net Increase in Cash, Cash Equivalents, and Restricted Cash	711	(1,514)	(7,468)
Cash, cash equivalents, and restricted cash, beginning of period	5,954	7,468	14,936

Cash, Cash Equivalents, and Restricted Cash, End of Period	$6,665	$5,954	$7,468

Supplemental Information:
Interest paid during the period	$21,148	$22,008	$16,175
Excise taxes paid during the period	$2,100	$1,500	$1,200
Dividends declared during the period	$105,051	$92,794	$84,297
Reinvestment of dividends during the period	$10,158	$10,337	$6,094

The accompanying notes are an integral part of these consolidated financial statements.

S-F-17

TPG Specialty Lending, Inc.

Notes to Consolidated Financial Statements

(Amounts in thousands, unless otherwise indicated)

1. Organization and Basis of Presentation

Organization

TPG Specialty Lending, Inc. (“TSLX” or the “Company”) is a Delaware corporation formed on July 21, 2010. The Company was formed primarily to lend to, and selectively invest in, middle-market companies in the United States. The Company has elected to be regulated as a business development company (“BDC”) under the 1940 Act. In addition, for tax purposes, the Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). TSLX is managed by TSL Advisers, LLC (the “Adviser”). On June 1, 2011, the Company formed a wholly-owned subsidiary, TC Lending, LLC, a Delaware limited liability company. On March 22, 2012, the Company formed a wholly-owned subsidiary, TPG SL SPV, LLC, a Delaware limited liability company (“TPG SL SPV”). On May 19, 2014, the Company formed a wholly-owned subsidiary, TSL MR, LLC, a Delaware limited liability company.

On March 21, 2014, the Company completed its initial public offering (“IPO”) and the Company’s shares began trading on the New York Stock Exchange (“NYSE”) under the symbol “TSLX.”

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), and include the accounts of the Company and its subsidiaries. In the opinion of management all adjustments considered necessary for the fair presentation of the consolidated financial statements for the periods presented have been included. All intercompany balances and transactions have been eliminated in consolidation.

Certain prior period information has been reclassified to conform to the current period presentation. These reclassifications have no effect on the Company’s financial position or its results of operations as previously reported.

The Company is an investment company and, therefore, applies the specialized accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

Fiscal Year End

The Company’s fiscal year ends on December 31.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates and such differences could be material.

Cash and Cash Equivalents

Cash and cash equivalents may consist of demand deposits, highly liquid investments (e.g., money market funds, U.S. Treasury notes, and similar type instruments) with original maturities of three months or less, and

S-F-18

restricted cash pledged as collateral. Cash and cash equivalents denominated in U.S. dollars are carried at cost, which approximates fair value. The Company deposits its cash and cash equivalents with highly-rated banking corporations and, at times, cash deposits may exceed the insured limits under applicable law.

Investments at Fair Value

Loan originations are recorded on the date of the binding commitment, which is generally the funding date. Investment transactions purchased through the secondary markets are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses reflects the change in investment values and also includes the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.

Investments for which market quotations are readily available are typically valued at those market quotations. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of our investments, are valued at fair value as determined in good faith by the Company’s Board of Directors (the “Board”), based on, among other things, the input of the Adviser, the Company’s Audit Committee and independent third-party valuation firms engaged at the direction of the Board.

As part of the valuation process, the Board takes into account relevant factors in determining the fair value of its investments, including: the estimated enterprise value of a portfolio company (that is, the total value of the portfolio company’s net debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Board considers whether the pricing indicated by the external event corroborates its valuation.

The Board undertakes a multi-step valuation process, which includes, among other procedures, the following:

•	The valuation process begins with each investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the portfolio management team.

•	The Adviser’s management reviews the preliminary valuations with the investment professionals. Agreed upon valuation recommendations are presented to the Audit Committee.

•	The Audit Committee reviews the valuations presented and recommends values for each investment to the Board.

•	The Board reviews the recommended valuations and determines the fair value of each investment; valuations that are not based on readily available market quotations are valued in good faith based on, among other things, the input of the Adviser, Audit Committee and, where applicable, other third parties including independent third-party valuation firms engaged at the direction of the Board.

The Company conducts this valuation process on a quarterly basis.

The Board has engaged independent third-party valuation firms to perform certain limited procedures that the Board has identified and requested them to perform in connection with the valuation process. At December 31, 2017, the independent third-party valuation firms performed their procedures over substantially all

S-F-19

of the Company’s investments. Upon completion of such limited procedures, the third-party valuation firms determined that the fair value, as determined by the Board, of those investments subjected to their limited procedures, appeared reasonable.

The Company applies Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurement “ASC 820”, as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Company considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:

•	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

•	Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur. In addition to using the above inputs in investment valuations, the Company applies the valuation policy approved by its Board that is consistent with ASC 820. Consistent with the valuation policy, the Company evaluates the source of inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When a security is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), the Company subjects those prices to various additional criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, the Company reviews pricing provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs. Some additional factors considered include the number of prices obtained as well as an assessment as to their quality, such as the depth of the relevant market relative to the size of the Company’s position.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.

Financial and Derivative Instruments

The Company recognizes all derivative instruments as assets or liabilities at fair value in its consolidated financial statements. Derivative contracts entered into by the Company are not designated as hedging instruments, and as a result the Company presents changes in fair value through current period earnings.

S-F-20

In the normal course of business, the Company has commitments and risks resulting from its investment transactions, which may include those involving derivative instruments. Derivative instruments are measured in terms of the notional contract amount and derive their value based upon one or more underlying instruments. While the notional amount gives some indication of the Company’s derivative activity, it generally is not exchanged, but is only used as the basis on which interest and other payments are exchanged. Derivative instruments are subject to various risks similar to non-derivative instruments including market, credit, liquidity, and operational risks. The Company manages these risks on an aggregate basis as part of its risk management process.

Derivatives, including the Company’s interest rate swaps, for which broker quotes are available are typically valued at those broker quotes.

Offsetting Assets and Liabilities

Foreign currency forward contract and interest rate swap receivables or payables pending settlement are offset, and the net amount is included with receivable or payable for foreign currency forward contracts or interest rate swaps in the consolidated balance sheets when, and only when, they are with the same counterparty, the Company has the legal right to offset the recognized amounts, and it intends to either settle on a net basis or realize the asset and settle the liability simultaneously.

Foreign Currency

Foreign currency amounts are translated into U.S. dollars on the following basis:

•	cash and cash equivalents, market value of investments, outstanding debt on revolving credit facilities, other assets and liabilities: at the spot exchange rate on the last business day of the period; and

•	purchases and sales of investments, borrowings and repayments of such borrowings, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Company’s current approach to hedging the foreign currency exposure in its non-U.S. dollar denominated investments is primarily to borrow the par amount in local currency under the Company’s Revolving Credit Facility to fund these investments. Fluctuations arising from the translation of foreign currency borrowings are included with the net change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the consolidated statements of operations.

Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Equity Offering Expenses

The Company records expenses related to initial registration statement filings and applicable offering costs as deferred financing costs in other assets and a portion of these expenses are charged as a reduction of capital upon completion of an offering of registered securities. The costs associated with subsequent renewals of the Company’s shelf registration statement are expensed as incurred.

Debt Issuance Costs

The Company records origination and other expenses related to its debt obligations as deferred financing costs, which are presented as a direct deduction from the carrying value of the related debt liability. These expenses are deferred and amortized using the effective interest method, or straight-line method, over the stated maturity of the obligation.

S-F-21

Interest and Dividend Income Recognition

Interest income is recorded on an accrual basis and includes the amortization of discounts and premiums. Discounts and premiums to par value on securities purchased or originated are amortized into interest income over the contractual life of the respective security using the effective interest method. The amortized cost of investments represents the original cost adjusted for the amortization of discounts and premiums, if any.

Unless providing services in connection with an investment, such as syndication, structuring or diligence, all or a portion of any loan fees received by the Company will be deferred and amortized over the investment’s life using the effective interest method.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when management has reasonable doubt that the borrower will pay principal or interest in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest has been paid and, in management’s judgment, the borrower is likely to make principal and interest payments in the future. Management may determine to not place a loan on non-accrual status if, notwithstanding any failure to pay, the loan has sufficient collateral value and is in the process of collection.

Dividend income on preferred equity securities is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.

Other Income

From time to time, the Company may receive fees for services provided to portfolio companies by the Adviser. The services that the Adviser provides vary by investment, but may include syndication, structuring, diligence fees, or other service-based fees and fees for providing managerial assistance to our portfolio companies and are recognized as revenue when earned.

Reimbursement of Transaction-Related Expenses

The Company may receive reimbursement for certain transaction-related expenses in pursuing investments. Transaction-related expenses, which are expected to be reimbursed by third parties, are typically deferred until the transaction is consummated and are recorded in Prepaid expenses and other assets on the date incurred. The transaction-related costs of pursuing investments not otherwise reimbursed are borne by the Company and for successfully completed investments included as a component of the investment’s cost basis. Subsequent to closing, investments are recorded at fair value at each reporting period.

Cash advances received in respect of transaction-related expenses are recorded as cash and cash equivalents with an offset to Other liabilities or Payables to affiliates. Other liabilities or Payables to affiliates are relieved as reimbursable expenses are incurred.

Income Taxes

The Company has elected to be treated as a BDC under the 1940 Act. The Company also has elected to be treated as a RIC under the Internal Revenue Code. So long as the Company maintains its status as a RIC, it will generally not pay corporate-level U.S. federal income or excise taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. As a result, any tax liability related to income earned and distributed by the Company represents obligations of the Company’s stockholders and will not be reflected in the consolidated financial statements of the Company.

S-F-22

The Company evaluates tax positions taken or expected to be taken in the course of preparing its financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. As of December 31, 2017, the Company did not have any uncertain tax positions that met the recognition or measurement criteria, nor did the Company have any unrecognized tax benefits. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including on-going analyses of tax laws, regulations and interpretations thereof. The Company’s 2016, 2015 and 2014 tax year returns remain subject to examination by the relevant federal, state, and local tax authorities.

Dividends to Common Stockholders

The amount to be paid out as a dividend is determined by the Board and is generally based upon the earnings estimated by the Adviser. Net realized long-term capital gains, if any, would generally be distributed at least annually, although the Company may decide to retain such capital gains.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of any dividends declared in cash on behalf of stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes, and it declares, a cash dividend, then the stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividend. The Company expects to use newly issued shares to satisfy the dividend reinvestment plan.

Accounting Standards Adopted in 2017

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update 2016-18 (“ASU 2016-18”), “Statement of Cash Flows (Topic 230)—Restricted Cash.” The standard requires an entity’s reconciliation of the beginning-of-period and end-of-period total amounts shown on the statement of cash flows to include in cash and cash equivalents amounts generally described as restricted cash and restricted cash equivalents. ASU 2016-18 is effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2017. Early adoption is permitted, including adoption in an interim period. The Company adopted this guidance during the quarter ended March 31, 2017 and adjusted the prior period consolidated statement of cash flows to reflect the change.

New Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board issued Accounting Standards Update 2014-09 (“ASU 2014-09”), “Revenue from Contracts with Customers (Topic 606).” The guidance in this ASU supersedes the revenue recognition requirements in Topic 605, Revenue Recognition. Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU 2014-09 are effective for public companies for interim and annual periods in fiscal years beginning after December 15, 2017, with early adoption permitted for interim and annual periods in fiscal years beginning after December 15, 2016. The Company expects that the adoption of this guidance will not have a material impact on the Company’s financial position, results of operations or cash flows.

S-F-23

3. Agreements and Related Party Transactions

Administration Agreement

On March 15, 2011, the Company entered into the Administration Agreement with the Adviser. Under the terms of the Administration Agreement, the Adviser provides administrative services to the Company. These services include providing office space, equipment and office services, maintaining financial records, preparing reports to stockholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. Certain of these services are reimbursable to the Adviser under the terms of the Administration Agreement. In addition, the Adviser is permitted to delegate its duties under the Administration Agreement to affiliates or third parties and the Company pays or reimburses the Adviser for certain expenses incurred by any such affiliates or third parties for work done on its behalf.

For the years ended December 31, 2017, 2016 and 2015, the Company incurred expenses of $3.5 million, $3.1 million and $3.6 million, respectively, for administrative services payable to the Adviser under the terms of the Administration Agreement.

On February 22, 2017, the Board of Directors of the Company and the Adviser entered into an amended and restated administration agreement (the “Amended and Restated Administration Agreement”) reflecting certain clarifications to the agreement to provide greater detail regarding the scope of the reimbursable costs and expenses of the Administrator’s services.

On November 7, 2017, the Board renewed the Administration Agreement. Unless earlier terminated as described below, the Administration Agreement will remain in effect until November 2018, and may be extended subject to required approvals. The Administration Agreement may be terminated by either party without penalty on 60 days’ written notice to the other party.

No person who is an officer, director or employee of the Adviser or its affiliates and who serves as a director of the Company receives any compensation from the Company for his or her services as a director. However, the Company reimburses the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser or its affiliates to the Company’s Chief Compliance Officer, Chief Financial Officer, and other professionals who spend time on such related activities (based on the percentage of time those individuals devote, on an estimated basis, to the business and affairs of the Company). Directors who are not affiliated with the Adviser receive compensation for their services and reimbursement of expenses incurred to attend meetings.

Investment Advisory Agreement

On April 15, 2011, the Company entered into the Investment Advisory Agreement with the Adviser. The Investment Advisory Agreement was subsequently amended on December 12, 2011. Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Company. The Adviser’s services under the Investment Advisory Agreement are not exclusive, and the Adviser is free to furnish similar or other services to others so long as its services to the Company are not impaired. Under the terms of the Investment Advisory Agreement, the Company will pay the Adviser the Management Fee and may also pay certain Incentive Fees.

The Management Fee is calculated at an annual rate of 1.5% based on the average value of the Company’s gross assets calculated using the values at the end of the two most recently completed calendar quarters, adjusted for any share issuances or repurchases during the period. The Management Fee is payable quarterly in arrears.

For the years ended December 31, 2017, 2016 and 2015, Management Fees were $24.3 million, $24.3 million and $21.3 million, respectively, of which less than $0.1 million, $0.1 million and $0.1 million were waived.

S-F-24

For the periods ended December 31, 2016 and prior, the Adviser voluntarily waived the Management Fee on the Company’s ownership of shares of common stock in TICC Capital Corp.

In addition, the Adviser has voluntarily waived the Management Fee on the Company’s ownership of shares of common stock in Triangle Capital Corp. for any period in which Triangle Capital Corp. remains the Company’s portfolio company.

For the year ended December 31, 2017, Management Fees of less than $0.1 million were waived consisting solely of Management Fees attributable to the Company’s ownership of the TCAP Shares. For the years ended December 31, 2016 and 2015, Management Fees of $0.1 million and $0.1 million, respectively, were waived consisting solely of Management Fees attributable to the Company’s ownership of the TICC Shares. Any waived Management Fees are not subject to recoupment by the Adviser.

The Incentive Fee consists of two parts, as follows:

(i)	The first component, payable at the end of each quarter in arrears, equals 100% of the pre-Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate,” the calculation of which is further explained below, until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that quarter and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that quarter. The 100% “catch-up” provision for pre-Incentive Fee net investment income in excess of the 1.5% “hurdle rate” is intended to provide the Adviser with an incentive fee of 17.5% on all pre-Incentive Fee net investment income when that amount equals 1.82% in a quarter (7.28% annualized), which is the rate at which catch-up is achieved. Once the “hurdle rate” is reached and catch-up is achieved, 17.5% of any pre-Incentive Fee net investment income in excess of 1.82% in any quarter is payable to the Adviser.

Pre-Incentive Fee net investment income means dividends, interest and fee income accrued by the Company during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Management Fee, expenses payable under the Administration Agreement to the Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest and zero coupon securities), accrued income that the Company may not have received in cash. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

(ii)	The second component, payable at the end of each fiscal year in arrears, equaled 15% through March 31, 2014 and, beginning April 1, 2014, equals a weighted percentage of cumulative realized capital gains from the Company’s inception to the end of that fiscal year, less cumulative realized capital losses and unrealized capital depreciation. This component of the Incentive Fee is referred to as the Capital Gains Fee. Each year, the fee paid for this component of the Incentive Fee is net of the aggregate amount of any previously paid Capital Gains Fee for prior periods. For capital gains that accrue following March 31, 2014, the Incentive Fee rate is 17.5%. The Company accrues, but does not pay, a capital gains Incentive Fee with respect to unrealized capital appreciation because a capital gains Incentive Fee would be owed to the Adviser if the Company were to sell the relevant investment and realize a capital gain. The weighted percentage is intended to ensure that for each fiscal year following the completion of the IPO, the portion of the Company’s realized capital gains that accrued prior to March 31, 2014, is subject to an incentive fee rate of 15% and the portion of the Company’s realized capital gains that accrued beginning April 1, 2014 is subject to an incentive fee rate of 17.5%.

For purposes of determining whether pre-Incentive Fee net investment income exceeds the hurdle rate, pre-Incentive Fee net investment income is expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter.

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Section 205(b)(3) of the Investment Advisers Act of 1940, as amended, prohibits the Adviser from receiving the payment of fees on unrealized gains until those gains are realized, if ever. There can be no assurance that such unrealized gains will be realized in the future.

For the years ended December 31, 2017, 2016 and 2015, Incentive Fees were $25.5 million, $22.7 million and $20.2 million, respectively, all of which were realized and payable to the Adviser. For the years ended December 31, 2017, 2016 and 2015, no incentive fees were accrued related to capital gains.

For the periods ended December 31, 2016 and prior, the Adviser voluntarily waived the Incentive Fees attributable to pre-Incentive Fee net investment income accrued by the Company as a result of its ownership of the TICC Shares. The Adviser did not waive any part of the Capital Gains Fee attributable to the Company’s ownership of the TICC Shares and, accordingly, any realized capital gains or losses and unrealized capital depreciation with respect to the TICC Shares apply against the Company’s cumulative realized capital gains on which the Capital Gains Fee is calculated.

In addition, the Adviser has voluntarily waived the Incentive Fees attributable to pre-Incentive Fee net investment income accrued by the Company as a result of its ownership of the TCAP Shares for any period in which Triangle Capital Corp. remains the Company’s portfolio company. The Adviser has not waived any part of the Capital Gains Fee attributable to the Company’s ownership of the TCAP Shares and, accordingly, any realized capital gains or losses and unrealized capital depreciation with respect to the TCAP Shares will be applied against the Company’s cumulative realized capital gains on which the Capital Gains Fee is calculated.

For the year ended December 31, 2017, Incentive Fees of less than $0.1 million were waived consisting solely of Incentive Fees attributable to the Company’s ownership of the TCAP Shares. For the years ended December 31, 2016 and 2015, Incentive Fees of $0.3 million and $0.2 million were waived, respectively, consisting solely of Incentive Fees attributable to the Company’s ownership of the TICC Shares. Any waived Incentive Fees are not subject to recoupment by the Adviser.

Since the Company’s IPO, with the exception of its waiver of Management Fees and certain Incentive Fees attributable to the Company’s ownership of the TCAP Shares and TICC Shares, the Adviser has not waived its right to receive any Management Fees or Incentive Fees payable pursuant to the Investment Advisory Agreement.

In November 2017, the Board renewed the Investment Advisory Agreement. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect until November 2018, and may be extended subject to required approvals. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon 60 days’ written notice to the other party.

From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.

4. Investments at Fair Value

Under the 1940 Act, the Company is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company’s outstanding voting securities as investments in “affiliated” companies and/or had the power to exercise control over the management or policies of such portfolio company. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company as investments in “controlled” companies. Detailed information with respect to the Company’s non-controlled, non-affiliated; non-controlled, affiliated; and controlled affiliated investments is contained in the accompanying consolidated financial statements, including

S-F-26

the consolidated schedules of investments. The information in the tables below is presented on an aggregate portfolio basis, without regard to whether they are non-controlled non-affiliated, non-controlled affiliated or controlled affiliated investments.

Investments at fair value consisted of the following at December 31, 2017 and 2016:

	December 31, 2017
			Net Unrealized
	Amortized Cost (1)	Fair Value	Gain (Loss)
First-lien debt investments	$1,561,275	$1,581,355	$20,080
Second-lien debt investments	62,962	60,900	(2,062)
Mezzanine and unsecured debt investments	—	—	—
Equity and other investments	62,013	51,468	(10,545)

Total Investments	$1,686,250	$1,693,723	$7,473

	December 31, 2016
			Net Unrealized
	Amortized Cost (1)	Fair Value	Gain (Loss)
First-lien debt investments	$1,592,753	$1,599,578	$6,825
Second-lien debt investments	23,959	19,577	(4,382)
Mezzanine and unsecured debt investments	10,753	10,681	(72)
Equity and other investments	40,222	27,567	(12,655)

Total Investments	$1,667,687	$1,657,403	$(10,284)

(1)	The amortized cost represents the original cost adjusted for the amortization of discounts or premiums, as applicable, on debt investments using the effective interest method.

The industry composition of Investments at fair value at December 31, 2017 and 2016 is as follows:

	December 31, 2017	December 31, 2016
Automotive	1.8%	1.8%
Beverage, food, and tobacco	4.5%	3.5%
Business services	13.8%	17.0%
Chemicals	0.7%	0.7%
Communications	6.7%	—
Education	8.8%	6.0%
Electronics	—	4.2%
Financial services	14.0%	10.8%
Healthcare	12.6%	12.2%
Hotel, gaming, and leisure	2.1%	4.5%
Human resource support services	—	6.5%
Insurance	3.8%	4.0%
Internet services	2.9%	3.1%
Manufacturing	3.3%	4.4%
Marketing services	3.6%	1.7%
Office products	1.2%	2.2%
Oil, gas and consumable fuels	5.5%	2.7%
Other	—	0.5%
Pharmaceuticals	8.2%	4.5%
Retail and consumer products	6.5%	8.9%
Transportation	—	0.8%

Total	100.0%	100.0%

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The geographic composition of Investments at fair value at December 31, 2017 and 2016 is as follows:

	December 31, 2017	December 31, 2016
United States
Midwest	10.0%	12.8%
Northeast	22.9%	29.3%
South	21.6%	24.5%
West	40.6%	28.0%
Canada	2.0%	1.6%
Europe	2.9%	3.8%

Total	100.0%	100.0%

5. Derivatives

Interest Rate Swaps

In January 2015, in connection with its 2019 Convertible Senior Notes, the Company entered into two interest rate swap transactions, each with a $57.5 million notional amount. The Company receives fixed rate interest at 4.50% and pays variable rate interest based on the three-month London Interbank Offered Rate (“LIBOR”) plus 286 basis points. The swap transactions mature on December 15, 2019.

In November 2015, in connection with a fixed rate investment, the Company entered into two interest rate swap transactions, each with a $46.3 million notional amount. The Company receives three-month LIBOR and pays fixed rate interest at 1.16%. The swap transactions mature on October 5, 2018.

In January 2017, in connection with a fixed rate investment, the Company entered into an interest rate swap transaction with a $33.3 million notional amount. On a net basis, the Company receives three-month LIBOR and pays fixed rate interest at 1.7225%. The swap transaction matures on January 10, 2020.

In February 2017, in connection with the issuance of the 2022 Convertible Senior Notes, the Company entered into an interest rate swap transaction with a $115 million notional amount. The Company receives fixed rate interest at 4.50% and pays variable rate interest based on the three-month LIBOR plus 237.2 basis points. The swap transaction matures on August 1, 2022.

The following tables present the gross and net information on the Company’s interest rate swap transactions that are eligible for offset in the Company’s consolidated balance sheets as of December 31, 2017 and 2016:

	December 31, 2017
	Maturity Date	Notional Amount	Gross Amount of Recognized Asset (Liability)	Gross Amount Offset in the Consolidated Balance Sheets	Net Amount of Assets in the Consolidated Balance Sheets	Account in the Consolidated Balance Sheets
Interest rate swap (1)	10/5/2018	$92,500	$480	$(480)	$—
Interest rate swap	12/15/2019	115,000	(1,024)	1,024	—
Interest rate swap	1/10/2020	33,333	292	(292)	—
Interest rate swap	8/1/2022	115,000	(710)	710	—

Total		$355,833	$(962)	$962	$—

(1)	The notional amount of certain interest rate swaps may exceed the Company’s investment in individual portfolio companies as a result of arrangements with other lenders in the syndicate.

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	December 31, 2016
	Maturity Date	Notional Amount	Gross Amount of Recognized Assets	Gross Amount Offset in the Consolidated Balance Sheets	Net Amount of Assets in the Consolidated Balance Sheets	Account in the Consolidated Balance Sheets
Interest rate swap (1)	10/5/2018	$92,500	$276	$—	$276	Receivable for interest rate swaps
Interest rate swap	12/15/2019	115,000	—	(207)	(207)	Receivable for interest rate swaps

Total		$207,500	$276	$(207)	$69

(1)	The notional amount of certain interest rate swaps may exceed the Company’s investment in individual portfolio companies as a result of arrangements with other lenders in the syndicate.

During the years ended December 31, 2017, and 2016, the Company received $5.2 million and $5.2 million, respectively, and paid $4.7 million and $4.1 million, respectively, related to the settlements of its $115 million notional amount interest rate swaps, which mature on December 15, 2019. The net amounts of these settlements are reductions to interest expense in the Company’s consolidated statements of operations.

During the year ended December 31, 2017, the Company received $4.7 million and paid $3.8 million related to the settlement of its $115 million notional amount interest rate swap, which matures on August 1, 2022. The net amounts of these settlements are reductions to interest expense in the Company’s consolidated statements of operations.

During the year ended December 31, 2017, and 2016, the Company received $1.0 million and $0.5 million, respectively, and paid $1.1 million and $1.1 million, respectively, related to the settlement of its $92.5 million notional amount interest rate swaps, which mature on October 5, 2018. The net amounts of these settlements are reductions to interest income in the Company’s consolidated statements of operations.

During the year ended December 31, 2017, the Company received $2.5 million and paid $2.6 million, related to the settlements of its $33.3 million notional amount interest rate swap, which matures on January 10, 2020. The net amounts of these settlements are reductions to interest income in the Company’s consolidated statements of operations.

For the years ended December 31, 2017 and 2016, the Company recognized ($1.0) million and ($0.3) million, respectively, in unrealized depreciation on interest rate swaps in the consolidated statement of operations related to the swap transactions. As of December 31, 2017, the swap transactions had a fair value of ($1.0) million which is netted against restricted cash collateral on the Company’s consolidated balance sheet. As of December 31, 2016, the swap transactions had a fair value of $0.1 million which is included in receivable for interest rate swaps on the Company’s consolidated balance sheet.

The Company is required under the terms of its derivatives agreements to pledge assets as collateral to secure its obligations under the derivatives. The amount of collateral required varies over time based on the mark-to-market value, notional amount and remaining term of the derivatives, and may exceed the amount owed by the Company on a mark-to-market basis. Any failure by the Company to fulfill any collateral requirement (e.g., a so-called “margin call”) may result in a default. In the event of a default by a counterparty, the Company would be an unsecured creditor to the extent of any such overcollateralization. As of December 31, 2017, $4.1 million of cash is pledged as collateral under the Company’s derivative instruments and is included in restricted cash as a component of cash and cash equivalents on the Company’s consolidated balance sheet. The Company also had $1.1 million of cash collateral posted as of December 31, 2016, which is also included in restricted cash as a component of cash and cash equivalents on the Company’s consolidated balance sheet.

The Company may enter into other derivative instruments and incur other exposures with the same or other counterparties in the future.

S-F-29

6. Fair Value of Financial Instruments

Investments

The following tables present fair value measurements of investments as of December 31, 2017 and 2016:

	Fair Value Hierarchy at December 31, 2017
	Level 1	Level 2	Level 3	Total
First-lien debt investments	$—	$17,383	$1,563,972	$1,581,355
Second-lien debt investments	—	—	60,900	60,900
Mezzanine and unsecured debt investments	—	—	—	—
Equity and other investments	13,146	—	38,322	51,468

Total investments at fair value	$13,146	$17,383	$1,663,194	$1,693,723
Interest rate swaps	—	(962)	—	(962)

Total	$13,146	$16,421	$1,663,194	$1,692,761

	Fair Value Hierarchy at December 31, 2016
	Level 1	Level 2	Level 3	Total
First-lien debt investments	$—	$145,491	$1,454,087	$1,599,578
Second-lien debt investments	—	16,227	3,350	19,577
Mezzanine debt investments	5,511	5,170	—	10,681
Equity and other investments	6,580	8,522	12,465	27,567

Total investments at fair value	$12,091	$175,410	$1,469,902	$1,657,403
Interest rate swaps	—	69	—	69

Total	$12,091	$175,479	$1,469,902	$1,657,472

Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

The following tables present the changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the year ended December 31, 2017 and 2016:

	As of and for the Year Ended
	December 31, 2017
	First-lien	Second-lien	Mezzanine	Equity
	debt	debt	and unsecured debt	and other
	investments	investments	investments	investments	Total
Balance, beginning of period	$1,454,087	$3,350	$—	$12,465	$1,469,902
Purchases or originations	995,968	—	—	17,000	1,012,968
Repayments / redemptions	(846,714)	—	—	(4,833)	(851,547)
Paid-in-kind interest	6,206	—	—	—	6,206
Net change in unrealized gains (losses)	19,915	(2,070)	—	1,845	19,690
Net realized gains (losses)	(21,013)	—	—	3,690	(17,323)
Net amortization of discount on securities	23,298	—	—	—	23,298
Transfers within Level 3	(67,775)	59,620	—	8,155	—
Transfers into (out of) Level 3	—	—	—	—	—

Balance, End of Period	$1,563,972	$60,900	$—	$38,322	$1,663,194

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	As of and for the Year Ended
	December 31, 2016
	First-lien	Second-lien	Mezzanine	Equity
	debt	debt	and unsecured debt	and other
	investments	investments	investments	investments	Total
Balance, beginning of period	$1,229,491	$90,442	$7,801	$8,206	$1,335,940
Purchases or originations	675,813	(5)	—	—	675,808
Proceeds from investments	—	—	—	(241)	(241)
Repayments / redemptions	(455,697)	(62,500)	(2,165)	—	(520,362)
Paid-in-kind interest	6,363	2,557	—	—	8,920
Net change in unrealized gains	18,593	2,561	280	672	22,106
Net realized gains (losses)	(8,585)	—	79	—	(8,506)
Net amortization of discount on securities	12,483	1,036	28	—	13,547
Transfers within Level 3	34,082	(34,082)	—	—	—
Transfers into (out of) Level 3	(58,456)	3,341	(6,023)	3,828	(57,310)

Balance, End of Period	$1,454,087	$3,350	$—	$12,465	$1,469,902

Idera and Quiksilver – Boardriders SA were transferred out of Level 3 for fair value measurement purposes during the year ended December 31, 2016, as a result of changes in the observability of inputs into these securities valuations. Vertellus was transferred into Level 3 for fair value measurement purposes as a result of changes in the observability of inputs into the valuation. APX Group was transferred into Level 1 as a result of changes in the observability of inputs into the valuation.

The following table presents information with respect to net change in unrealized appreciation or depreciation on investments for which Level 3 inputs were used in determining fair value that are still held by the Company at December 31, 2017 and 2016:

	Net Change in Unrealized	Net Change in Unrealized
	Appreciation or (Depreciation)	Appreciation or (Depreciation)
	for the Year Ended	for the Year Ended
	December 31, 2017 on	December 31, 2016 on
	Investments Held at	Investments Held at
	December 31, 2017	December 31, 2016
First-lien debt investments	$16,835	$18,229
Second-lien debt investments	(2,070)	8
Mezzanine and unsecured debt investments	—	—
Equity and other investments	(5,737)	672

Total	$9,028	$18,909

S-F-31

The following tables present the fair value of Level 3 Investments at fair value and the significant unobservable inputs used in the valuations as of December 31, 2017 and 2016. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company’s determination of fair values.

	December 31, 2017
	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase to Input
First-lien debt investments	$1,563,972	Income approach(1)	Market yield	7.3% —14.6% (10.2%)	Decrease
Second-lien debt investments	$60,900	Income approach	Market yield	12.9% —14.0% (13.0%)	Decrease
Equity and other investments	$38,322	Market Multiple(2)	Comparable multiple	4.6x —13.2x (11.2x)	Increase

Total	$1,663,194

(1)	Includes $34.6 million of first-lien debt investments which were valued using an asset valuation waterfall.
(2)	Includes $18.6 million of equity investments which were valued using a weighted valuation approach.

	December 31, 2016
	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase to Input
First-lien debt investments	$1,454,087	Income approach(1)	Market yield	6.6% —12.9% (9.3%)	Decrease
Second-lien debt investments	$3,350	Income approach	Market yield	13.6% —13.6% (13.6%)	Decrease
Equity and other investments	$12,465	Market Multiple(2)	Comparable multiple	8.4x —13.5x (10.1x)	Increase

Total	$1,469,902

(1)	Includes $123.6 million of first-lien debt investments which were valued using an asset valuation waterfall.
(2)	Includes $4.7 million of equity investments which were valued using a weighted valuation approach.

The Company typically determines the fair value of its performing Level 3 debt investments utilizing a yield analysis. In a yield analysis, a price is ascribed for each investment based upon an assessment of current and expected market yields for similar investments and risk profiles. Additional consideration is given to the expected life, portfolio company performance since close, and other terms and risks associated with an investment. Among other factors, a determinant of risk is the amount of leverage used by the portfolio company relative to the total enterprise value of the company, and the rights and remedies of our investment within each portfolio company’s capital structure.

Significant unobservable quantitative inputs typically considered in the fair value measurement of the Company’s Level 3 debt investments primarily include current market yields, including relevant market indices, but may also include quotes from brokers, dealers, and pricing services as indicated by comparable investments. If debt investments are credit impaired, an enterprise value analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind-down analysis may be utilized to estimate enterprise value. For the Company’s Level 3 equity investments, multiples of similar companies’ revenues, earnings before income taxes, depreciation and amortization (“EBITDA”) or some combination thereof and comparable market transactions are typically used.

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Financial Instruments Not Carried at Fair Value

Debt

The fair value of the Company’s Revolving Credit Facility, which is categorized as Level 3 within the fair value hierarchy, as of December 31, 2017, approximates its carrying value as the outstanding balance is callable at carrying value. The fair value of the Company’s Convertible Senior Notes, which are categorized as Level 2 within the fair value hierarchy, as of December 31, 2017, was $237.9 million, based on broker quotes received by the Company.

Other Financial Assets and Liabilities

The carrying amounts of the Company’s assets and liabilities, other than investments at fair value and the Convertible Senior Notes, approximate fair value due to their short maturities or their close proximity of the originations to the measurement date. Under the fair value hierarchy, cash and cash equivalents are classified as Level 1 while the Company’s other assets and liabilities, other than investments at fair value and Revolving Credit Facility, are classified as Level 2.

7. Debt

In accordance with the 1940 Act, with certain limitations, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. As of December 31, 2017 and 2016, the Company’s asset coverage was 235.5% and 237.7% respectively.

Debt obligations consisted of the following as of December 31, 2017 and 2016:

	December 31, 2017
	Aggregate Principal Amount Committed	Outstanding Principal	Amount Available(1)	Carrying Value(2)
Revolving Credit Facility	$975,000	$486,808	$488,192	$479,724
2019 Convertible Senior Notes	115,000	115,000	—	112,182
2022 Convertible Senior Notes	115,000	115,000	—	111,522

Total Debt	$1,205,000	$716,808	$488,192	$703,428

(1)	The amount available reflects any limitations related to the respective debt facilities’ borrowing bases.
(2)	The carrying values of the Company’s Revolving Credit Facility and 2019 and 2022 Convertible Senior Notes are presented net of deferred financing costs of $7.1 million, $1.5 million, and $3.2 million, respectively.

	December 31, 2016
	Aggregate Principal Amount Committed	Outstanding Principal	Amount Available(1)	Carrying Value(2)
Revolving Credit Facility	$945,000	$578,657	$366,343	$569,919
2019 Convertible Senior Notes	115,000	115,000	—	110,790

Total Debt	$1,060,000	$693,657	$366,343	$680,709

(1)	The amount available reflects any limitations related to the respective debt facilities’ borrowing bases.
(2)	The carrying values of the Company’s Revolving Credit Facility and 2019 Convertible Senior Notes are presented net of deferred financing costs of $8.7 million and $2.3 million, respectively.

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For the years ended December 31, 2017, 2016 and 2015, the components of interest expense were as follows:

	Year Ended	Year Ended	Year Ended
	December 31, 2017	December 31, 2016	December 31, 2015
Interest expense	$22,933	$20,501	$15,342
Commitment fees	2,041	837	1,773
Amortization of deferred financing costs	3,172	2,238	5,874
Accretion of original issue discount	674	589	560
Swap settlement (1)	(1,379)	(1,057)	(1,539)

Total Interest Expense	$27,441	$23,108	$22,010

Average debt outstanding (in millions)	$645.1	$725.9	$540.8
Weighted average interest rate	3.3%	2.7%	2.6%
Average 1-month LIBOR rate	1.1%	0.5%	0.2%

(1)	Includes the settlement of the interest rate swaps related to the Company’s 2019 and 2022 Convertible Senior Notes.

Revolving Credit Facility

On August 23, 2012, the Company entered into a senior secured revolving credit agreement with SunTrust Bank, as administrative agent, and J.P. Morgan Chase Bank, N.A., as syndication agent, and certain other lenders (as amended, the “Revolving Credit Facility”).

As of December 31, 2017, aggregate commitments under the facility were $975 million. The facility includes an uncommitted accordion feature that allows the Company, under certain circumstances, to increase the size of the facility to up to $1.25 billion.

With respect to $915 million in commitments, the revolving period, during which period the Company, subject to certain conditions, may make borrowings under the facility, ends December 22, 2020 and the stated maturity date is December 22, 2021. For the remaining $60 million of commitments, the revolving period ends October 2, 2019 and the stated maturity date is October 2, 2020.

The Company may borrow amounts in U.S. dollars or certain other permitted currencies. As of December 31, 2017, the Company had outstanding debt denominated in Euro (EUR) of 59.4 million on its Revolving Credit Facility, included in the Outstanding Principal amount in the table above.

The Revolving Credit Facility also provides for the issuance of letters of credit up to an aggregate amount of $75 million. As of December 31, 2017 and December 31, 2016, the Company had no outstanding letters of credit issued through the Revolving Credit Facility. The amount available for borrowing under the Revolving Credit Facility is reduced by any letters of credit issued through the Revolving Credit Facility.

Amounts drawn under the Revolving Credit Facility, including amounts drawn in respect of letters of credit, bear interest at either LIBOR plus a margin of either 1.75% or 2.00%, or the prime rate plus a margin of either 0.75% or 1.00%, in each case, based on the total amount of the borrowing base relative to the sum of the total commitments (or, if greater, the total exposure) under the Revolving Credit Facility plus certain other designated secured debt. The Company may elect either the LIBOR or prime rate at the time of drawdown, and loans may be converted from one rate to another at any time, subject to certain conditions. The Company also pays a fee of 0.375% on undrawn amounts and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then applicable margin while the letter of credit is outstanding.

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The Revolving Credit Facility is guaranteed by TPG SL SPV, LLC, TC Lending, LLC and TSL MR, LLC and may be guaranteed by certain domestic subsidiaries in the future. The Revolving Credit Facility is secured by a perfected first-priority security interest in substantially all the portfolio investments held by the Company and each guarantor. Proceeds from borrowings may be used for general corporate purposes, including the funding of portfolio investments.

The Revolving Credit Facility includes customary events of default, as well as customary covenants, including restrictions on certain distributions and financial covenants requiring:

•	an asset coverage ratio of no less than 2 to 1 on the last day of any fiscal quarter;

•	a liquidity test under which the Company must not maintain cash and liquid investments of less than 10% of the covered debt amount for more than 30 consecutive business days under circumstances where the Company’s adjusted covered debt balance is greater than 90% of the Company’s adjusted borrowing base under the facility; and

•	stockholders’ equity of at least $500 million plus 25% of the net proceeds of the sale of equity interests after December 22, 2016.

Net proceeds received from the Company’s common stock issuance in March 2016 and net proceeds received from the issuance of the 2022 Convertible Senior Notes were used to pay down borrowings on the Revolving Credit Facility.

2019 Convertible Senior Notes

In June 2014, the Company issued in a private offering $115 million aggregate principal amount convertible senior notes due December 2019 (the “2019 Convertible Senior Notes”). The 2019 Convertible Senior Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The 2019 Convertible Senior Notes are unsecured, and bear interest at a rate of 4.50% per year, payable semiannually. The 2019 Convertible Senior Notes will mature on December 15, 2019. In certain circumstances, the 2019 Convertible Senior Notes will be convertible into cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, at an initial conversion rate of 38.7162 shares of common stock per $1,000 principal amount of 2019 Convertible Senior Notes, which is equivalent to an initial conversion price of approximately $25.83 per share of the Company’s common stock, subject to customary anti-dilution adjustments. As of December 31, 2017, the estimated adjusted conversion price was approximately $25.41. The sale of the 2019 Convertible Senior Notes generated net proceeds of approximately $110.8 million. The Company used the net proceeds of the offering to pay down debt under the Revolving Credit Facility. In connection with the offering of 2019 Convertible Senior Notes, the Company has entered into interest rate swaps to continue to align the interest rates of its liabilities with its investment portfolio, which consists of predominately floating rate loans. As a result of the swaps, the Company’s effective interest rate on the 2019 Convertible Senior Notes is three-month LIBOR plus 286 basis points. See Note 5 for further information related to the Company’s interest rate swaps.

Holders may convert their 2019 Convertible Senior Notes at their option at any time prior to June 15, 2019 only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on September 30, 2014 (and only during such calendar quarter), if the last reported sale price of the common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price (as defined in the indenture governing the 2019 Convertible Senior Notes) per $1,000 principal amount of notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Company’s common stock and the conversion rate on each such trading day; or (3) upon the occurrence of specified

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corporate events. On or after June 15, 2019 until the close of business on the scheduled trading day immediately preceding the maturity date, holders may convert their notes at any time, regardless of the occurrence or nonoccurrence of any of the foregoing circumstances.

2022 Convertible Senior Notes

In February 2017, the Company issued in a private offering $115 million aggregate principal amount convertible senior notes due August 2022 (the “2022 Convertible Senior Notes” and, together with the 2019 Convertible Senior Notes, the “Convertible Senior Notes”). The 2022 Convertible Senior Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The 2022 Convertible Senior Notes are unsecured, and bear interest at a rate of 4.50% per year, payable semiannually. The 2022 Convertible Senior Notes will mature on August 1, 2022. In certain circumstances, the 2022 Convertible Senior Notes will be convertible into cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, at an initial conversion rate of 46.8516 shares of common stock per $1,000 principal amount of 2022 Convertible Senior Notes, which is equivalent to an initial conversion price of approximately $21.34 per share of the Company’s common stock, subject to customary anti-dilution adjustments. As of December 31, 2017, the estimated adjusted conversion price was approximately $21.15. The sale of the 2022 Convertible Senior Notes generated net proceeds of approximately $111.2 million. The Company used the net proceeds of the offering to pay down debt under the Revolving Credit Facility. In connection with the offering of 2022 Convertible Senior Notes, the Company has entered into an interest rate swap to continue to align the interest rates of its liabilities with its investment portfolio, which consists of predominately floating rate loans. As a result of the swap, the Company’s effective interest rate on the 2022 Convertible Senior Notes is three-month LIBOR plus 237.2 basis points. See Note 5 for further information related to the Company’s interest rate swaps.

Holders may convert their 2022 Convertible Senior Notes at their option at any time prior to February 1, 2022 only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on June 30, 2017 (and only during such calendar quarter), if the last reported sale price of the common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price (as defined in the indenture governing the 2022 Convertible Senior Notes) per $1,000 principal amount of notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Company’s common stock and the conversion rate on each such trading day; or (3) upon the occurrence of specified corporate events. On or after February 1, 2022 until the close of business on the scheduled trading day immediately preceding the maturity date, holders may convert their notes at any time, regardless of the occurrence or nonoccurrence of any of the foregoing circumstances.

The Convertible Senior Notes are the Company’s senior unsecured obligations and rank senior in right of payment to the Company’s future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to the Company’s existing and future indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

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For the years ended December 31, 2017, 2016, and 2015 the components of interest expense related to the Convertible Senior Notes were as follows:

	December 31, 2017	December 31, 2016	December 31, 2015
Interest expense	$9,919	$5,175	$5,175
Accretion of original issue discount	674	589	560
Amortization of deferred financing costs	1,408	774	774

Total Interest Expense	$12,001	$6,538	$6,509

Total interest expense in the table above does not include the effect of the interest rate swaps. During the years ended December 31, 2017, 2016 and 2015, the Company received $9.9 million, $5.2 million, and $5.2 million, respectively, and paid $8.5 million, $4.1 million, and $3.7 million, respectively, related to the quarterly settlement of its interest rate swaps. These net amounts are reductions to interest expense in the Company’s consolidated statements of operations.

As of December 31, 2017 and December 31, 2016, the principal amount of the 2019 and 2022 Convertible Senior Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company’s common stock.

As of December 31, 2017 and December 31, 2016, the components of the carrying value of the 2019 and 2022 Convertible Senior Notes and the stated interest rate were as follows:

	December 31, 2017
	December 2019	August 2022
	Convertible Senior Notes	Convertible Senior Notes
Principal amount of debt	$115,000	$115,000
Original issue discount, net of accretion	(1,308)	(302)
Deferred financing costs	(1,510)	(3,176)

Carrying value of debt	$112,182	$111,522

Stated interest rate	4.50%	4.50%

		December 31, 2016
		December 2019
		Convertible Senior Notes
Principal amount of debt		$115,000
Original issue discount, net of accretion		(1,928)
Deferred financing costs		(2,282)

Carrying value of debt		$110,790

Stated interest rate		4.50%

The stated interest rate in the table above does not include the effect of the interest rate swaps. The Company’s swap-adjusted interest rate on the 2019 and 2022 Convertible Senior Notes is three month LIBOR plus 286 basis points, and three month LIBOR plus 237.2 basis points, respectively. Please see Note 5 for further information about the Company’s interest rate swaps.

The indentures governing the 2019 and 2022 Convertible Senior Notes contain certain covenants, including covenants requiring the Company to comply with the requirement under the 1940 Act that the Company’s asset coverage ratio, as defined in the 1940 Act, equal at least 200% and to provide financial information to the holders of the 2019 and 2022 Convertible Senior Notes under certain circumstances. These covenants are subject to

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important limitations and exceptions that are described in the indentures governing the 2019 and 2022 Convertible Senior Notes. As of December 31, 2017, the Company was in compliance with the terms of the indentures governing the 2019 and 2022 Convertible Senior Notes.

The Convertible Senior Notes are accounted for in accordance with Accounting Standards Codification (“ASC”) 470-20. Upon conversion of any of the Convertible Senior Notes, the Company intends to pay the outstanding principal amount in cash and, to the extent that the conversion value exceeds the principal amount, the Company has the option to pay in cash or shares of the Company’s common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the indentures governing the 2019 and 2022 Convertible Senior Notes. The Company has determined that the embedded conversion options in the 2019 and 2022 Convertible Senior Notes are not required to be separately accounted for as a derivative under U.S. GAAP. In accounting for the 2019 and 2022 Convertible Senior Notes, the Company estimated at the time of issuance separate debt and equity components of the 2019 and 2022 Convertible Senior Notes. An original issue discount equal to the equity components of the 2019 and 2022 Convertible Senior Notes was recorded in “additional paid-in capital” in the accompanying consolidated balance sheet. Additionally, the issuance costs associated with the 2019 and 2022 Convertible Senior Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as deferred financing costs and equity issuance costs, respectively.

As of December 31, 2017 and December 31, 2016, the Company was in compliance with the terms of its debt obligations.

8. Commitments and Contingencies

Portfolio Company Commitments

From time to time, the Company may enter into commitments to fund investments; such commitments are incorporated into the Company’s assessment of its liquidity position. The Company’s senior secured revolving loan commitments are generally available on a borrower’s demand and may remain outstanding until the maturity date of the applicable loan. The Company’s senior secured term loan commitments are generally available on a borrower’s demand and, once drawn, generally have the same remaining term as the associated loan agreement. Undrawn senior secured term loan commitments generally have a shorter availability period than the term of the associated loan agreement.

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As of December 31, 2017 and December 31, 2016, the Company had the following commitments to fund investments in current portfolio companies:

	December 31, 2017	December 31, 2016
AppStar Financial, LLC—Revolver	$2,000	$2,000
Clarabridge, Inc.—Revolver	—	2,500
CrunchTime Information Systems, Inc.—Delayed Draw	—	12,000
CrunchTime Information Systems, Inc.—Revolver	—	2,000
Ecommerce Industries, Inc.—Revolver	—	2,486
Frontline Technologies Group LLC—Delayed Draw	9,377	—
Heartland Automotive Holdings, LLC—Revolver	—	4,139
Helix Health Ltd.—Revolver	4,443	3,903
Illuminate Education, Inc.—Revolver	5,000	—
Industrial Physics LLC—Revolver	5,000	—
IRGSE Holding Corp.—Revolver	335	245
Lithium Technologies LLC—Revolver	3,659	—
Leaf US Holdings, Inc.—Revolver	2,000	2,000
Marketo, Inc.—Revolver	1,875	1,875
Northern Oil & Gas—Delayed Draw	16,250	—
My Alarm Center, LLC—Delayed Draw	—	774
Network Merchants, Inc.—Revolver	—	780
PayLease, LLC—Revolver	3,333	5,000
PaySimple—Revolver	5,000	—
Rex Energy Corporation—Delayed Draw	11,050	—
Riskonnect, Inc.—Revolver	5,000	—
Sailpoint Technologies, Inc.—Revolver	—	1,200
ScentAir Technologies, Inc.—Revolver	750	2,143
Sovos Compliance, LLC—Delayed Draw	3,030	—
Sovos Compliance, LLC—Revolver	1,657	750

Total Portfolio Company Commitments	$79,759	$43,795

Other Commitments and Contingencies

As of December 31, 2017, the Company did not have any unfunded commitments to fund investments to new borrowers that were not current portfolio companies as of such date. As of December 31, 2016, the Company had additional unfunded commitments of $50.0 million to fund investments to new borrowers that were not current portfolio companies as of such date.

From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. As of December 31, 2017, management is not aware of any pending or threatened litigation.

9. Net Assets

In March 2016, the Company issued a total of 5,000,000 shares of common stock at $16.42 per share. Net of underwriting fees and offering costs, the Company received total cash proceeds of $78.3 million.

The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the cash dividend or distribution

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payable to a stockholder by the market price per share of the Company’s common stock at the close of regular trading on the NYSE on the payment date of a distribution, or if no sale is reported for such day, the average of the reported bid and ask prices. However, if the market price per share on the payment date of a cash dividend or distribution exceeds the most recently computed net asset value per share, the Company will issue shares at the greater of (i) the most recently computed net asset value per share and (ii) 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeded the most recently computed net asset value per share). Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

Pursuant to the Company’s dividend reinvestment plan, the following tables summarize the shares issued to stockholders who have not opted out of the Company’s dividend reinvestment plan during the year ended December 31, 2017 and 2016. All shares issued to stockholders in the tables below are newly issued shares.

	Year Ended
	December 31, 2017
				Date
Date Declared	Dividend(1)	Record Date		Shares Issued	Shares Issued
November 7, 2016	Base	December 31, 2016		February 1, 2017	122,836
February 22, 2017	Base	April 7, 2017	(2)	May 1, 2017	109,847
May 3, 2017	Supplemental	May 31, 2017		June 30, 2017	11,786
May 3, 2017	Base	June 15, 2017		July 14, 2017	112,166
August 2, 2017	Supplemental	August 31, 2017		September 29, 2017	26,515
August 2, 2017	Base	September 15, 2017		October 13, 2017	125,519
November 7, 2017	Supplemental	November 30, 2017		December 29, 2017	22,327

Total Shares Issued					530,996

	Year Ended
	December 31, 2016
			Date
Date Declared	Dividend(1)	Record Date	Shares Issued	Shares Issued
November 3, 2015	Base	December 31, 2015	February 1, 2016	147,809
February 24, 2016	Base	March 31, 2016	May 2, 2016	186,204
May 4, 2016	Base	June 30, 2016	August 1, 2016	168,621
August 3, 2016	Base	September 30, 2016	November 1, 2016	135,692

Total Shares Issued				638,326

(1)	See Note 11 for further information on base and supplemental dividends.
(2)	Subsequent to the declaration date, the record date for the dividend declared on February 22, 2017 was moved from its original date of March 31, 2017 to a revised date of April 7, 2017 in order to ensure compliance with notification requirements promulgated by the NYSE. The dividend payable associated with this declaration was recognized in the Company’s consolidated balance sheet as of March 31, 2017. There was no change to the dividend amount or payment date.

On November 3, 2014, the Company’s Board approved a stock repurchase plan (the “Company 10b5-1 Plan”) to acquire up to $50 million in the aggregate of the Company’s common stock at prices just below the Company’s net asset value per share over a specified period, in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Exchange Act.

The Company 10b5-1 Plan is designed to allow the Company to repurchase its common stock at times when it otherwise might be prevented from doing so under insider trading laws. The Company 10b5-1 Plan requires Goldman, Sachs & Co., as agent, to repurchase shares of common stock on the Company’s behalf when the

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market price per share is below the most recently reported net asset value per share (including any updates, corrections or adjustments publicly announced by the Company to any previously announced net asset value per share). Under the Company 10b5-1 Plan, the agent will increase the volume of purchases made as the price of the Company’s common stock declines, subject to volume restrictions. The timing and amount of any stock repurchases depend on the terms and conditions of the Company 10b5-1 Plan, the market price of the common stock and trading volumes, and no assurance can be given that any particular amount of common stock will be repurchased.

The purchase of shares pursuant to the Company 10b5-1 Plan is intended to satisfy the conditions of Rule 10b5-1 and Rule 10b-18 under the Exchange Act, and will otherwise be subject to applicable law, including Regulation M, which may prohibit purchases under certain circumstances.

On February 21, 2018, the Board authorized the extension of the termination date of the Company 10b5-1 Plan to August 31, 2018. Unless extended or terminated by the Board, the Company 10b5-1 Plan will be in effect through the earlier of August 31, 2018 or such time as the current approved repurchase amount of up to $50 million has been fully utilized, subject to certain conditions.

During the year ended December 31, 2017, no shares were repurchased under the Company 10b5-1 Plan. During the year ended December 31, 2016, the Company repurchased 86,081 shares under the Company 10b5-1 Plan at a weighted average price per share of $15.44, inclusive of commissions, for a total cost of $1.3 million.

10. Earnings per share

The following table sets forth the computation of basic and diluted earnings per common share:

	Year Ended
	December 31, 2017	December 31, 2016	December 31, 2015
Increase in net assets resulting from operations	$111,609	$137,007	$63,568
Weighted average shares of common stock outstanding—basic and diluted	59,995,387	58,591,380	54,006,322
Earnings per common share—basic and diluted	$1.86	$2.34	$1.18

For the purpose of calculating diluted earnings per common share, the average closing price of the Company’s common stock for the year ended December 31, 2017 was less than the conversion price for the 2019 and 2022 Convertible Senior Notes outstanding as of December 31, 2017. Therefore, for all periods presented in the financial statements, the underlying shares for the intrinsic value of the embedded options in the 2019 and 2022 Convertible Senior Notes have no impact on the computation of diluted earnings per common share.

11. Dividends

The Company has historically paid a dividend to stockholders on a quarterly basis. Following the completion of the quarter ended March 31, 2017, the Company introduced a dividend framework that provides for a quarterly base dividend and a variable supplemental dividend, subject to satisfaction of certain measurement tests and the approval of the Board.

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The following tables summarize dividends declared during the years ended December 31, 2017 and 2016:

	Year Ended
	December 31, 2017
Date Declared	Dividend	Record Date		Payment Date	Dividend per Share
February 22, 2017	Base	April 7, 2017	(1)	April 28, 2017	$0.39
May 3, 2017	Supplemental	May 31, 2017		June 30, 2017	0.04
May 3, 2017	Base	June 15, 2017		July 14, 2017	0.39
August 2, 2017	Supplemental	August 31, 2017		September 29, 2017	0.09
August 2, 2017	Base	September 15, 2017		October 13, 2017	0.39
November 7, 2017	Supplemental	November 30, 2017		December 29, 2017	0.06
November 7, 2017	Base	December 15, 2017		January 12, 2018	0.39

Total Dividends Declared					$1.75

	Year Ended
	December 31, 2016
Date Declared	Dividend	Record Date	Payment Date	Dividend per Share
February 24, 2016	Base	March 31, 2016	April 29, 2016	$0.39
May 4, 2016	Base	June 30, 2016	July 29, 2016	0.39
August 3, 2016	Base	September 30, 2016	October 31, 2016	0.39
November 7, 2016	Base	December 31, 2016	January 31, 2017	0.39

Total Dividends Declared				$1.56

(1)	Subsequent to the declaration date, the record date for the dividend declared on February 22, 2017 was moved from its original date of March 31, 2017 to a revised date of April 7, 2017 in order to ensure compliance with notification requirements promulgated by the NYSE. The dividend payable associated with this declaration was recognized in the Company’s consolidated balance sheet as of March 31, 2017. There was no change to the dividend amount or payment date.

The dividends declared during the years ended December 31, 2017 and December 31, 2016, were derived from net investment income and long-term capital gains, determined on a tax basis.

12. Income Taxes

The tax character of shareholder distributions attributable to the fiscal years ended December 31, 2017, 2016 and 2015 were as follows:

	Year Ended	Year Ended	Year Ended
	December 31, 2017	December 31, 2016	December 31, 2015
Ordinary Income(1)	$102,400	$89,916	$74,932
Capital Gains	2,651	2,878	9,366

Total	$105,051	$92,794	$84,298

(1)	For the years ended December 31, 2017, 2016 and 2015, 89.16%, 82.52%, and 83.04% of ordinary income qualified as interest related dividend which is exempt from U.S. withholding tax applicable to non-U.S. shareholders.

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The following reconciles increase in net assets resulting from operations for the fiscal years ended December 31, 2017, 2016 and 2015, to taxable income at December 31, 2017, 2016 and 2015:

	Year Ended	Year Ended	Year Ended
	December 31, 2017	December 31, 2016	December 31, 2015
Increase in net assets resulting from operations	$111,609	$137,007	$63,568
Adjustments:
Net unrealized (gain) loss on investments	(5,295)	(29,802)	28,568
Other income (loss) for tax purposes, not book	644	(290)	437
Deferred organization costs	(100)	(100)	(100)
Other expenses not currently deductible	2,855	2,249	1,521
Other book-tax differences	2,311	(2,930)	2,073

Taxable Income	$112,024	$106,134	$96,067

Note: Taxable income is an estimate and is not fully determined until the Company’s tax return is filed.

Taxable income generally differs from increase in net assets resulting from operations due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized.

The Company makes certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes or losses among other items. To the extent these differences are permanent, they are charged or credited to additional paid in capital, undistributed net investment income or undistributed net realized gains on investments, as appropriate. In addition, due to the Company’s differing fiscal, tax, and excise tax year ends, the best estimates available are recorded to the above accounts in the period that such differences arise or are identifiable.

During the year ended December 31, 2017, permanent differences were principally related to $11.7 million of recharacterization of prepayment penalties for tax purposes between ordinary income and capital gains, $2.1 million attributable to accrued U.S. federal excise taxes, and $0.2 million attributable to the foreign currency reclassifications.

During the year ended December 31, 2016, permanent differences were principally related to $2.3 million of recharacterization of income for tax purposes between ordinary income and capital gains, $1.8 million attributable to accrued U.S. federal excise taxes, $1.0 million of recharacterization of prepayment penalties for tax purposes between ordinary income and capital gains, and $0.4 million attributable to the foreign currency reclassifications.

During the year ended December 31, 2015, permanent differences were principally related to $13.8 million of recharacterization of prepayment penalties for tax purposes between ordinary income and capital gains, $1.2 million attributable to accrued U.S. federal excise taxes, and $0.1 million attributable to the foreign currency reclassifications.

The Company’s wholly-owned subsidiary, TSL MR, LLC, is a taxable subsidiary in which the Company holds certain equity investments. TSL MR, LLC is not consolidated for U.S. federal income tax purposes and may generate income tax expense as a result of its ownership of certain portfolio companies. The income tax expense, or benefit, and the related tax assets and liabilities, if any, are reflected in our Statement of Operations. As a result of the Tax Reform, the corporate tax rate of TSL, MR, LLC will be 21% as of January 1, 2018.

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As of December 31, 2017, the Company had a deferred tax asset of $2.9 million pertaining to operating losses, related to one of its investments. Given the losses generated by the entity, the deferred tax asset has been offset by a valuation allowance of $2.9 million.

As of December 31, 2016, the Company had a deferred tax asset of $3.1 million pertaining to operating losses, related to one of its investments. Given the losses generated by the entity, the deferred tax asset has been offset by a valuation allowance of $3.1 million.

As of December 31, 2015, the Company had a deferred tax asset of $1.5 million pertaining to unrealized depreciation and a $1.6 million deferred tax asset pertaining to operating losses, related to one of its investments. Given the losses generated by the entity, the deferred tax assets have been offset by valuation allowances of $1.5 million and $1.6 million for the deferred tax asset generated from unrealized depreciation and operating income, respectively.

The tax cost of the Company’s investments as of December 31, 2017 and 2016, approximates their amortized cost.

13. Financial Highlights

The following per share data and ratios have been derived from information provided in the consolidated financial statements. The following are the financial highlights for one share of common stock outstanding during the years ended December 31, 2017, 2016, 2015, 2014, and 2013.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Per Share Data (6)
Net asset value, beginning of period	$15.95	$15.15	$15.53	$15.52	$15.19
Net investment income (1)	2.00	1.83	1.76	2.07	1.66
Net realized and unrealized gain (loss) (1)	(0.14)	0.51	(0.58)	(0.33)	0.23

Total from operations	1.86	2.34	1.18	1.74	1.89
Issuance of common stock, net of offering costs (2)	0.03	0.03	—	(0.20)	—
Dividends declared from net investment income (2)	(1.53)	(1.39)	(1.15)	(1.51)	(1.36)
Dividends declared from realized gains (2)	(0.22)	(0.17)	(0.41)	(0.02)	(0.20)

Total increase (decrease) in net assets	0.14	0.81	(0.38)	0.01	0.33

Net Asset Value, End of Period	$16.09	$15.95	$15.15	$15.53	$15.52

Per share market value at end of period	$19.80	$18.68	$16.22	$16.82	—
Total return based on market value (3)	15.36%	24.78%	5.71%	14.69%	—
Total return based on net asset value (4)	11.87%	15.54%	7.62%	9.92%	12.44%
Shares Outstanding, End of Period	60,247,201	59,716,205	54,163,960	53,797,358	37,026,023
Ratios / Supplemental Data
Ratio of net expenses to average net assets (5)	9.41%	9.39%	9.31%	7.56%	6.60%
Ratio of net investment income to average net assets	12.49%	11.84%	11.35%	13.42%	10.80%
Portfolio turnover	62.81%	37.40%	34.51%	53.16%	26.97%
Net assets, end of period	$969,284	$952,212	$820,741	$835,405	$574,696

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(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	The per share data was derived by using the actual shares outstanding at the date of the relevant transactions.
(3)	Total return based on market value is calculated as the change in market value per share during the period plus declared dividends per share, divided by the beginning market value per share.
(4)	Total return based on net asset value is calculated as the change in net asset value per share during the period plus declared dividends per share, divided by the beginning net asset value per share.
(5)	The ratio of net expenses to average net assets in the table above reflects the Adviser’s waivers of its right to receive a portion of the Management Fee and Incentive Fees with respect to the Company’s ownership of shares of common stock of TICC Capital Corp. and Triangle Capital Corp. Excluding the effects of the waivers, the ratio of net expenses to average net assets would have been 9.42%, 9.43% and 9.33% for the years ended December 31, 2017, 2016 and 2015, respectively. For the years ended December 31, 2014 and 2013, the Company did not own any shares of common stock of TICC Capital Corp. or Triangle Capital Corp. For the years ended December 31, 2014 and 2013, the ratio of net expenses to average net assets in the table above reflects the Adviser’s waivers of its right to receive a portion of the Management Fee prior to the Company’s IPO. Excluding the effects of the waiver, the ratio of net expenses to average net assets would have been 7.88%, and 7.94% for the years ended December 31, 2014 and 2013, respectively.
(6)	Table may not sum due to rounding.

14. Selected Quarterly Financial Data (Unaudited)

	2017
	Q4	Q3	Q2	Q1
Investment Income	$48,825	$52,305	$58,819	$50,948
Net Expenses (1)	$21,946	$21,376	$24,887	$22,429
Net Investment Income	$26,879	$30,929	$33,932	$28,519
Total unrealized and realized losses	$(133)	$(6,170)	$(2,106)	$(241)
Increase in Net Assets Resulting from Operations	$26,746	$24,759	$31,826	$28,278
Net Asset Value per Share as of the End of the Quarter	$16.09	$16.09	$16.15	$16.04

	2016
	Q4	Q3	Q2	Q1
Investment Income	$49,708	$53,917	$46,034	$42,751
Net Expenses (1)	$21,641	$23,346	$20,531	$19,559
Net Investment Income	$28,067	$30,571	$25,503	$23,192
Total unrealized and realized gains (losses)	$4,656	$6,304	$24,135	$(5,421)
Increase in Net Assets Resulting from Operations	$32,723	$36,875	$49,638	$17,771
Net Asset Value per Share as of the End of the Quarter	$15.95	$15.78	$15.55	$15.11

	2015
	Q4	Q3	Q2	Q1
Investment Income	$43,559	$46,774	$45,352	$37,730
Net Expenses (1)	$19,916	$20,926	$20,332	$16,943
Net Investment Income	$23,643	$25,849	$25,020	$20,787
Total unrealized and realized gains (losses)	$(27,985)	$(16,512)	$9,085	$3,681
Increase (decrease) in Net Assets Resulting from Operations	$(4,342)	$9,337	$34,105	$24,468
Net Asset Value per Share as of the End of the Quarter	$15.15	$15.62	$15.84	$15.60

(1)	Net expenses include income taxes, including excise taxes.

S-F-45

15. Subsequent Events

In January 2018, the Company issued $150.0 million aggregate principal amount of unsecured notes that mature on January 22, 2023 (the “2023 Notes”). The principal amount of the 2023 Notes is payable at maturity. The 2023 Notes bear interest at a rate of 4.50% per year, payable semi-annually commencing on July 22, 2018, and may be redeemed in whole or in part at the Company’s option at any time at par plus a “make whole” premium. Total proceeds from the issuance of the 2023 Notes, net of underwriting discounts and estimated offering costs, were approximately $147.1 million. The Company used the net proceeds of the 2023 Notes to repay outstanding indebtedness under the Revolving Credit Facility.

In connection with the offering, the Company entered into an interest rate swap to better align the interest rates of its liabilities with the Company’s investment portfolio, which consists of predominately floating rate loans. As a result of the swap, the Company’s effective interest rate on the 2023 Notes is three-month LIBOR plus 199 basis points. The swap transaction matures on January 22, 2023.

On February 20, 2018, the Company entered into an amendment to the Revolving Credit Facility. Under the terms of the amendment, aggregate commitments under the facility were increased to $990 million. In addition, with respect to $895 million in commitments, amounts drawn under the facility bear interest at a rate of LIBOR plus a margin of either 1.75% or 1.875%, or the prime rate plus a margin of either 0.75% or 0.875%. With respect to $95 million in commitments, amounts drawn under the facility bear interest at a rate of LIBOR plus a margin of either 1.75% or 2.00%, or the prime rate plus a margin of either 0.75% or 1.00%.

The maturity of the facility was also extended. With respect to $895 million in commitments, the revolving period ends in February 2022 and the stated maturity date is February 2023. For the remaining $95 million of commitments, the revolving period ends in either October 2019 or December 2020, and the stated maturity date is either October 2020 or December 2021. Under the terms of the Revolving Credit Facility, the Company may at any time determine to cancel the commitments that were not extended.

S-F-46

PROSPECTUS

$750,000,000

TPG Specialty Lending, Inc.

Common Stock

Preferred Stock

Subscription Rights

Warrants

Debt Securities

We are a specialty finance company that has elected to be regulated as a business development company under the Investment Company Act of 1940. We seek to generate current income primarily through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine and unsecured loans and investments in corporate bonds and equity securities.

As of March 31, 2017, our investment portfolio consisted of investments in 48 portfolio companies with an aggregate fair value of $1,580.3 million. We intend to continue to pursue an investment strategy focused on direct origination of loans to middle-market companies principally domiciled in the United States.

We are an externally managed, closed-end, non-diversified management investment company. TSL Advisers, LLC, or the Adviser, acts as our investment adviser and administrator. We and the Adviser are part of the TPG Sixth Street Partners platform, which had over $19 billion of assets under management as of March 31, 2017. TPG Sixth Street Partners is the special situations and credit platform of TPG, a leading global private investment firm founded in 1992 with approximately $72 billion of assets under management as of December 31, 2016.

The companies in our investment portfolio are typically highly leveraged, and, in many cases, our investments in these companies are not rated by any rating agency. If these investments were rated, we believe that most would likely receive a rating of below investment grade (that is, below BBB- or Baa3, which is often referred to as “junk”). Our exposure to below investment grade instruments involves certain risks, including speculation with respect to the borrower’s capacity to pay interest and repay principal. The debt investments in our portfolio generally have a significant portion of principal due at the maturity of the investment, which would result in a substantial loss to us if such borrowers are unable to refinance or repay their debt at maturity.

Substantially all of our debt investments have variable interest rates that reset periodically based on interest rate benchmarks such as the London Interbank Offered Rate, the Federal Funds Effective Rate or the Prime Rate. As a result, significant increases in such interest rate benchmarks in the future would make it more difficult for these borrowers to service their obligations under the debt investments that we hold.

We may offer, from time to time, in one or more offerings or series up to $750 million of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” The preferred stock, debt securities, subscription rights and warrants offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our outstanding voting securities or (iii) under such other circumstances as the Securities and Exchange Commission may permit.

The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We will not sell any of the securities pursuant to this registration statement through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Our common stock is traded on the New York Stock Exchange, or NYSE, under the symbol “TSLX.” On May 19, 2017, the last reported sales price of our common stock on the NYSE was $20.50 per share. The net asset value per share of our common stock at March 31, 2017 (the last date prior to the date of this prospectus for which we reported net asset value) was $16.04.

Investing in our securities involves a high degree of risk. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset values. If our shares trade at a discount to our net asset value, purchasers in any offering will face increased risk of loss. In addition, the companies in which we invest are subject to special risks. Before buying any securities, you should read the discussion of the material risks of investing in our securities, including the risk of leverage, in “Risk Factors ” beginning on page 21 of this prospectus.

This prospectus may not be used to consummate sales of our securities unless accompanied by a prospectus supplement.

Please read this prospectus and any accompanying prospectus supplements before investing and keep each for future reference. This prospectus and any accompanying prospectus supplements contain important information about us that a prospective investor ought to know before investing in our securities. Information required to be included in a Statement of Additional Information may be found in this prospectus and an accompanying prospectus supplement, as applicable. We also file periodic and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 888 7th Avenue, 35th Floor, New York, NY 10106, Attention: TSLX Investor Relations, by emailing us at IRTSL@tpg.com or visiting our website at http://www.tpgspecialtylending.com. Information on our website is not incorporated into or a part of this prospectus or any prospectus supplement. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains this information.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 30, 2017

CROSS-REFERENCE SHEET

ITEM NUMBER	CAPTION	LOCATION IN PROSPECTUS
1	Outside Front Cover	Outside Front Cover Page
2	Cover Pages; Other Offering Information	Inside Front and Outside Back Cover Pages
3	Fee Table and Synopsis	Fees and Expenses; Available Information
4	Financial Highlights	Selected Financial Data and Other Information; Selected Quarterly Financial Data; Management’s Discussion and Analysis of Financial Condition and Results of Operations; Senior Securities
5	Plan of Distribution	Plan of Distribution
6	Selling Shareholders	Not Applicable
7	Use of Proceeds	Use of Proceeds
8	General Description of the Registrant	Outside Front Cover Page; Prospectus Summary; Risk Factors; Management’s Discussion and Analysis of Financial Condition and Results of Operations; The Company; Portfolio Companies; Regulation; Shares Eligible for Future Sale; Price Range of Common Stock and Distributions
9	Management	Management; Management and Other Agreements; Custodian, Transfer and Dividend Paying Agent and Registrar
10	Capital Stock, Long-Term Debt, and Other Securities	Material U.S. Federal Income Tax Considerations; Description of Our Capital Stock; Description of Our Preferred Stock; Description of Our Subscription Rights; Description of Our Warrants; Description of Our Debt Securities; Dividend Reinvestment Plan; Management’s Discussion and Analysis of Financial Condition and Results of Operations
11	Defaults and Arrears on Senior Securities	Not Applicable
12	Legal Proceedings	The Company
13	Table of Contents of the Statement of Additional Information, or SAI	Not Applicable
14	Cover Page of SAI	Not Applicable
15	Table of Contents	Table of Contents
16	General Information and History	Not Applicable
17	Investment Objective and Policies	Management’s Discussion and Analysis of Financial Condition and Results of Operations; Senior Securities
18	Management	Management; Control Persons and Principal Stockholders; Regulation
19	Control Persons and Principal Holders of Securities	Control Persons and Principal Stockholders
20	Investment Advisory and Other Services	Management and Other Agreements
21	Portfolio Managers	Not Applicable
22	Brokerage Allocation and Other Practices	Brokerage Allocation and Other Practices
23	Tax Status	Material U.S. Federal Income Tax Considerations
24	Financial Statements	Financial Statements

i

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement to this prospectus. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate only as of the dates on their respective covers. Our business, financial condition, results of operations and prospects may have changed since then. We will update these documents to reflect material changes only as required by law.

ii

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, or the Securities Act, we may offer, from time to time, in one or more offerings, up to $750 million of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering.

The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the offerings of securities that we may conduct pursuant to this prospectus. Each time we use this prospectus to sell securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus.

Please read this prospectus and the accompanying prospectus supplement before you make an investment decision.

iii

SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read this entire prospectus and any accompanying prospectus supplement carefully. In particular, you should read the more detailed information set forth under “Risk Factors” and the consolidated financial statements and the related notes included elsewhere in this prospectus and any accompanying prospectus supplement.

As used in the prospectus, except where the context suggests otherwise, references to:

•	“TSLX,” “TPG Specialty Lending,” “we,” “us,” “our,” the “Company,” and the “Registrant” refer to TPG Specialty Lending, Inc., a Delaware corporation, and its consolidated subsidiaries;

•	the consolidated subsidiaries of TPG Specialty Lending, Inc. refers to TC Lending, LLC, TPG SL SPV, LLC and TSL MR, LLC, each a Delaware limited liability company;

•	“Adviser” refers to TSL Advisers, LLC, a Delaware limited liability company;

•	“TSSP” refers to TPG Sixth Street Partners; and

•	“TPG” refers to TPG Global, LLC and its affiliates.

We have elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, for U.S. federal income tax purposes we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

Unless indicated otherwise or the context suggests otherwise, all information in this prospectus gives effect to our stock split in the form of a stock dividend on December 5, 2013.

TPG Specialty Lending

We are a specialty finance company focused on lending to middle-market companies. Since we began our investment activities in July 2011, through March 31, 2017, we have originated more than $5.4 billion aggregate principal amount of investments and retained approximately $3.6 billion aggregate principal amount of these investments on our balance sheet prior to any subsequent exits and repayments. We seek to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine and unsecured loans and investments in corporate bonds and equity securities. By “middle-market companies,” we mean companies that have annual earnings before interest, income taxes, depreciation and amortization, or EBITDA, which we believe is a useful proxy for cash flow, of $10 million to $250 million, although we may invest in larger or smaller companies on occasion. As of March 31, 2017, our core portfolio companies, which exclude certain investments that fall outside of our typical borrower profile and represent 84.9% of our total investments based on fair value, had weighted average annual revenue of $141.0 million and weighted average annual EBITDA of $30.7 million.

We generate revenues primarily in the form of interest income from the investments we hold. In addition, we generate income from dividends on direct equity investments, capital gains on the sales of loans and debt and equity securities and various loan origination and other fees.

We have operated as a BDC since we began our investment activities in July 2011, and we are currently one of the largest BDCs by total assets. In conducting our investment activities, we believe that we benefit from the significant scale and resources of our Adviser and its affiliates.

Investment Portfolio

The companies in which we invest use our capital to support organic growth, acquisitions, market or product expansion and recapitalizations (including restructurings). We invest in first-lien debt, second-lien debt, mezzanine and unsecured debt and equity and other investments. Our first-lien debt may include stand-alone first-lien loans; “last out” first-lien loans, which are loans that have a secondary priority behind super-senior “first out” first-lien loans; “unitranche” loans, which are loans that combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position; and secured corporate bonds with similar features to these categories of first-lien loans. Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt.

As of March 31, 2017, based on fair value our portfolio consisted of 98.5% first-lien debt investments, 0.2% second-lien debt investments, and 1.3% equity and other investments. 100% of our debt investments based on fair value as of March 31, 2017 are floating rate in nature (when including investment specific hedges), with 92.7% of these subject to interest rate floors, which we believe helps act as a portfolio-wide hedge against inflation.

As of March 31, 2017, we had investments in 48 portfolio companies with an aggregate fair value of $1,580.3 million. For the three months ended March 31, 2017, we made new investment commitments of $149.2 million in five new portfolio companies. For this period, we had $213.5 million aggregate principal amount in exits and repayments.

As of December 31, 2016, we had investments in 52 portfolio companies with an aggregate fair value of $1,657.4 million. For the year ended December 31, 2016, we made new investment commitments of $562.7 million, including $492.7 million in 14 new portfolio companies and $70.0 million in nine existing portfolio companies. For this period, we had $416.5 million aggregate principal amount in exits and repayments, resulting in a net portfolio increase of $103.6 million aggregate principal amount.

As of March 31, 2017, the average investment size in each of our portfolio companies was approximately $32.9 million based on fair value. As of March 31, 2017, the largest single investment based on fair value represented 4.8% of our total investment portfolio.

As of March 31, 2017, our portfolio was invested across 17 different industries. The largest industries in our portfolio as of March 31, 2017 were business services and financial services, which represented, as a percentage of our portfolio, 22.5% and 12.7%, respectively, based on fair value.

Since we began investing in 2011 through March 31, 2017, our exited investments have resulted in an aggregate cash flow realized gross internal rate of return to us of 14.9% (based on cash invested of $1.8 billion and total proceeds from these exited investments of $2.3 billion). Weighted by capital invested, these exited investments have generated an average gross internal rate of return to us of 19.9%. Ninety percent of these exited investments resulted in an aggregate cash flow realized gross internal rate of return to us of 10% or greater. For a description of how we calculate gross internal rates of return, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Aggregate Cash Flow Realized Gross Internal Rate of Return.”

Corporate Structure

TPG Specialty Lending, Inc. is a Delaware corporation formed on July 21, 2010. TSL Advisers, LLC is our external manager.

Our portfolio is subject to diversification and other requirements because we elected to be regulated as a BDC under the 1940 Act and treated as a RIC for U.S. federal income tax purposes. We made our BDC election on April 15, 2011. We intend to maintain these elections. See “Regulation” for more information on these requirements.

About Our Adviser

Our Adviser is a Delaware limited liability company. Our Adviser acts as our investment adviser and administrator and is a registered investment adviser with the SEC under the Investment Advisers Act of 1940, as amended, or the Advisers Act.

Our Adviser sources and manages our portfolio through our Investment Team, a dedicated team of investment professionals predominately focused on us. Our Investment Team is led by our Chairman and Co-Chief Executive Officer and our Adviser’s Co-Chief Investment Officer Joshua Easterly, our Co-Chief Executive Officer Michael Fishman and our Adviser’s Co-Chief Investment Officer Alan Waxman, all of whom have substantial experience in credit origination, underwriting and asset management. Our investment decisions are made by our Investment Review Committee, which includes senior personnel of our Adviser and TSSP. The members of our Investment Review Committee are Joshua Easterly, Michael Fishman, Alan Waxman and David Stiepleman.

TSSP, with over $19 billion of assets under management as of March 31, 2017, is TPG’s special situations and credit platform and encompasses TPG Specialty Lending, TPG Opportunities Partners and TSSP Adjacent Opportunities Partners, which invest in special situations and distressed investments across the credit cycle, TSL Europe, which is aimed at European middle-market loan originations, and TPG Institutional Credit Partners, which is a “public-side” credit investment platform focused on investment opportunities in broadly syndicated leveraged loan markets. TSSP has extensive experience with highly complex, global public and private investments executed through primary originations, secondary market purchases and restructurings, and has a team of over 160 investment and operating professionals. As of March 31, 2017, twenty nine (29) of these personnel are dedicated to our business, including twenty one (21) investment professionals.

TPG is a leading global private investment firm founded in 1992 with approximately $72 billion of assets under management as of December 31, 2016, and offices in San Francisco, Fort Worth, New York and throughout the world. In addition to TSSP, TPG’s investment business includes discrete investment platforms focused on a range of alternative investment products, including TPG Capital, which is TPG’s flagship large capitalization private equity business and focuses on global investments across all major industry sectors; TPG Growth, which invests in small- and middle-market growth equity and corporate opportunities in all major industry sectors in North America and in other developed and emerging markets; TPG Biotechnology Partners, which invests in early- and late-stage venture capital opportunities in the biotechnology and related life sciences industries; and TPG Real Estate, which is the real estate platform of TPG. TPG has extensive experience with global public and private investments executed through leveraged buyouts, recapitalizations, spinouts, growth investments, joint ventures and restructurings, and has a team of over 300 professionals.

Our Adviser consults with TSSP and TPG in connection with a substantial number of our investments. The TSSP and TPG platforms provide us with a breadth of large and scalable investment resources. We believe we benefit from their market expertise, insights into sector and macroeconomic trends and intensive due diligence capabilities, which help us discern market conditions that vary across industries and credit cycles, identify favorable investment opportunities and manage our portfolio of investments.

Market Opportunity

Our investment objective is to generate current income by targeting investments with favorable risk-adjusted returns. We believe the middle-market lending environment provides opportunities for us to meet this objective as a result of a combination of the following factors:

Limited availability of capital for middle-market companies. We believe that certain structural changes in the market have reduced the amount of capital available to middle-market companies. In particular, we believe there are currently fewer providers of capital to middle-market companies. Traditional middle-market lenders, such as commercial and regional banks and commercial finance companies, have contracted their origination activities and are focusing on more liquid asset classes. At the same time, institutional investors have sought to invest in larger, more liquid offerings, limiting the ability of middle-market companies to raise debt capital through public capital markets. We believe the Basel III Accord and implementing regulations by the Federal Reserve, the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation, or FDIC, will significantly increase capital and liquidity requirements for banks, decreasing their capacity to hold non-investment grade leveraged loans on their balance sheets. Coupled with new risk retention requirements for collateralized loan vehicles, we believe these developments reduce the capacity of traditional lenders to serve this market segment and, as a result, increase the cost of borrowing for middle-market companies.

Strong demand for debt capital. We believe middle-market companies will continue to require access to debt capital to refinance existing debt, support growth and finance acquisitions. In addition, we believe the large amount of uninvested capital held by funds of private equity firms, estimated by Preqin Ltd., an alternative assets industry data and research company, at $1.49 trillion as of May 2017, will continue to drive deal activity. We expect that private equity firms will continue to pursue acquisitions and to seek to leverage their equity investments with secured loans provided by companies such as ours.

Attractive investment dynamics. An imbalance between the supply of, and demand for, middle-market debt capital creates attractive pricing dynamics. The directly negotiated nature of middle-market financings also generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender-protective change of control provisions. Additionally, we believe BDC managers’ expertise in credit selection and ability to manage through credit cycles has generally resulted in BDCs experiencing lower loss rates than U.S. commercial banks through credit cycles. Further, we believe that historical middle-market default rates have been lower, and recovery rates have been higher, as compared to the larger market capitalization, broadly distributed market, leading to lower cumulative losses.

Conservative capital structures. Following the credit crisis, which we define broadly as occurring between mid-2007 and mid-2009, borrowers have generally been required to maintain more equity as a percentage of their total capitalization, specifically to protect lenders during periods of economic downturns. With more conservative capital structures, middle-market companies have exhibited higher levels of cash flows available to service their debt. In addition, middle-market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process and improves returns to lenders during a restructuring process.

Specialized lending requirements. Lending to middle-market companies requires specialized due diligence and underwriting capabilities, as well as extensive ongoing monitoring. Middle-market lending also is generally more labor-intensive than lending to larger companies due to smaller investment sizes and the lack of publicly available information on these companies. We believe the experience and resources of our Adviser, TSSP and TPG position us more strongly than many capital providers to lend to middle-market companies.

Desirability of partnering with BDCs. We believe middle-market companies see advantages in raising capital from BDCs. BDCs have the ability to offer attractive financing structures, including unitranche loans and “one-stop” financings and can provide a valuable combination of flexibility to develop loans that reflect each borrower’s distinct situation, long-term relationship focus and reliability as a potential source of future capital.

Competitive Strengths and Core Competencies

Leading platform and access to proprietary deal flow. The substantial majority of our investments are not intermediated and are originated without the assistance of investment banks or other traditional Wall Street sources. Our Adviser has a dedicated team of 21 investment professionals responsible for originating, underwriting, executing and managing the assets of our direct lending transactions. This team is responsible for sourcing and executing opportunities directly, while leveraging the resources and expertise of the TSSP and TPG platforms. The senior members of our Investment Team have over 200 years of collective experience as commercial dealmakers.

In addition to executing direct calling campaigns on companies based on the Adviser’s sector and macroeconomic views, our Investment Team also maintains direct contact with financial sponsors, banks, corporate advisory firms, industry consultants, attorneys, investment banks, “club” investors and other potential sources of lending opportunities. By sourcing through multiple channels, we believe we are able to generate investment opportunities that have more attractive risk-adjusted return characteristics than by relying solely on origination flow from investment banks or other intermediaries.

In addition, our Adviser draws upon the resources of TSSP and TPG in underwriting transactions, performing due diligence, managing assets and optimizing our operations as a public company. Access to TSSP and TPG resources complements our Adviser’s view of markets and provides insight into important cyclical patterns.

Disciplined investment and underwriting process. Through our Adviser, we seek to achieve the highest risk-adjusted returns available as opposed to the highest absolute return available. Our investment approach seeks to combine a rigorous analysis of macroeconomic and market factors with a deep understanding of individual companies and their assets, management and prospects. We believe four factors distinguish our investment approach:

•	Flexibility. Our broad middle-market focus and our Adviser’s integrated position within TSSP and TPG allow us to determine current market opportunities and identify relative value.

•	Risk pricing. The risk profile of our portfolio evolves across credit cycles as credit tightens and loosens. During periods when risk premiums are tight and pricing alone may not reflect the possibility for volatility, we typically focus on investing at a senior position in deals that permit us to control duration (that is, price sensitivity as a function of time and changes in interest rates, expressed as a number of years). Conversely, during periods when risk premiums are wide, we seek to capture an incremental risk premium by offering more junior instruments that have higher rates and longer durations.

•	Disciplined four-tiered investment framework. Through our Adviser, we perform detailed company-specific analysis focusing on a four-tiered investment framework:

•	business and sector selection;

•	investment structuring;

•	deal dynamics; and

•	risk mitigation.

•	Robust and active investment management. Our Adviser rigorously monitors the credit profile of portfolio investments, with the aim of proactively identifying sector and operational issues and carefully managing risks. The information gathered on market trends through this process also informs our underwriting for new loans.

We tailor investments rather than focusing only on driving investment volume. We closed approximately 1.8% of approximately 5,650 investment opportunities our Investment Team reviewed since our inception through March 31, 2017.

Carefully constructed, existing portfolio consisting of predominantly senior, floating rate loans across a broad range of industries and borrowers. Since we began investing in 2011, we have invested approximately $3.6 billion. As of March 31, 2017, we had a portfolio of investments in 48 portfolio companies with an aggregate fair value of $1,580.3 million that we believe exhibits strong credit quality and broad industry composition. As of March 31, 2017, 100% of our debt investments based on fair value bore interest at floating rates (when including investment specific hedges), with 92.7% of these subject to interest rate floors, and 98.5% of the fair value of our portfolio was invested in first-lien debt investments. We believe this portfolio will allow us to generate meaningful investment income, and consequently dividend income, for our stockholders.

Experienced management team. The Adviser has a highly experienced management team consisting of seven TSSP Partners and four TSSP managing directors, with deep experience identifying and executing transactions across a broad range of industries and types of financings. Over their careers, our team has developed unique relationships and access to proprietary sourcing and servicing channels. The team includes the founder of the Goldman Sachs Specialty Lending Group, Alan Waxman, who managed the group from its inception in 2003 through 2009, and other senior members, such as Joshua Easterly, who was Co-head from 2006 through 2010. The team also includes Michael Fishman, who as National Director of Loan Originations at Wells Fargo Capital Finance, oversaw primary and secondary lending, loan distribution and syndications, strategic transactions and new lending products from 2000 to 2011. Our Adviser’s senior team also has experience managing us as a BDC since we began our investment activities in July 2011. We believe that the broad knowledge of this group from investing across asset classes through numerous credit cycles provides us with sound decision-making and invaluable insights into the investment process.

Aligned investment professionals. We believe our investment professionals are aligned with our investment objective. The compensation structure for our investment professionals is based on our returns, as opposed to transaction volume, which we believe fosters a focus on credit quality when originating investments.

Operating and Regulatory Structure

The Adviser manages our investment activities under the direction of our board of directors, or the Board. A majority of our Board members are not “interested persons” of us, the Adviser and our respective affiliates, as such term is defined under Section 2(a)(19) of the 1940 Act.

As a BDC, we are required to comply with numerous regulatory requirements:

•	Leverage. Regulations under the 1940 Act limit our ability to use borrowing, also known as leverage, in significant respects. With certain limited exceptions, we are currently only allowed to borrow amounts, including by issuing debt securities or preferred stock, where our asset coverage, as defined in the 1940 Act, equals at least 200% after the borrowing. See “Regulation.” The asset coverage rule may change over time. For example, legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur.

•	Investment Allocation. As a BDC, we are required to invest at least 70% of our total assets in qualifying assets, which generally include securities of “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. “Eligible portfolio companies” are defined in the 1940 Act as:

•	private domestic operating companies;

•	public domestic operating companies whose securities are not listed on a national securities exchange (e.g., the NYSE Amex Equities and The NASDAQ Global Market) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act; and

•	public domestic operating companies having a market capitalization of less than $250 million.

Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board and through OTC Markets Group, Inc. are not listed on a national securities exchange and, as a result, are eligible portfolio companies.

•	RIC Status. We have elected to be treated as a RIC for U.S. federal income tax purposes. To maintain our status as a RIC and to avoid having our earnings subject to corporate-level U.S. federal income taxation, we must satisfy certain source of income, asset diversification and distribution requirements.

See “Material U.S. Federal Income Tax Considerations.”

Use of Leverage

Leverage increases the potential for gain and loss on amounts invested and, as a result, increases the risks associated with investing in our securities. The costs associated with our borrowings, including any increase in the fees payable to the Adviser, are borne by our stockholders. Any decision on our part to use borrowings depends upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. See “Risk Factors—Risks Related to Our Business and Structure—We borrow money, which magnifies the potential for gain or loss and increases the risk of investing in us”; “Risk Factors—Risks Related to Our Business and Structure—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital”; “The Company—General”; and “Regulation.”

Conflicts of Interests

Members of the Adviser’s senior management and Investment Review Committee are and will continue to be active in other investment funds affiliated with TSSP and TPG that pursue investment opportunities that could overlap with those pursued by us. However, TSSP and TPG will refer all middle-market loan origination activities for companies domiciled in the United States to us and conduct those activities through us. By origination activities, we mean underwriting and initially funding a loan as compared with purchasing a loan from another party. The Adviser will determine whether it would be permissible, advisable or otherwise appropriate for us to pursue a particular investment opportunity allocated to us by TSSP and TPG. For example, certain loan origination investment opportunities may not be suitable for us if they would cause us to violate asset coverage or concentration limitations imposed by the 1940 Act or the Code, be ineligible for financing under our financing arrangements, pose adverse legal, regulatory or tax risks, constrain our resources to make future investments, involve inappropriate investment risk or otherwise be inappropriate or inadvisable as an investment for us. If the Adviser deems participation in an investment allocated to us to be appropriate, it will then determine an appropriate size for our investment.

We may invest up to 30% of our portfolio opportunistically in securities or other instruments of issuers not deemed eligible portfolio companies under the 1940 Act. These opportunities may include, among other things, debt issued by companies located outside the United States, publicly and privately traded debt and equity securities of companies listed on a national securities exchange with a market capitalization of $250 million or more, certain high yield bonds and other instruments or assets (including consumer and commercial loans). Many of these opportunities may be required to be offered to, or may be otherwise suitable for, other TPG funds or investment vehicles, including TSSP funds and investment vehicles, in which case the scope of opportunities otherwise available to us may be adversely affected or reduced. In the event that TSSP or TPG are not required to, and otherwise determine not to, direct these investment opportunities to an affiliated fund, we may be permitted to take them. The decision to allocate an opportunity as between us and other TSSP and TPG vehicles will take into account various factors that TSSP, TPG and our Adviser deem appropriate.

Our Adviser and its affiliates may face conflicts in allocating investment opportunities between us and other TSSP and TPG entities. It is possible that we may not be given the opportunity to participate in certain investments made by TSSP or TPG vehicles that would otherwise be suitable for us. For example, TSSP has organized a separate investment vehicle, TSL Europe, aimed specifically at European middle-market loan originations and may in the future organize vehicles aimed at other loan origination opportunities outside our primary focus.

See “Related-Party Transactions and Certain Relationships.”

Exemptive Order

On December 16, 2014, we were granted an exemptive order from the SEC that allows us to co-invest, subject to certain conditions and to the extent the size of an investment opportunity exceeds the amount our Adviser has independently determined is appropriate for us to invest, with affiliates of TSSP and TPG in middle-market loan origination activities for companies domiciled in the United States and certain “follow-on” investments in companies in which we have already co-invested pursuant to the order and remain invested.

We believe our ability to co-invest with TSSP and TPG affiliates is particularly useful where we identify larger capital commitments than otherwise would be appropriate for us. We expect that with the ability to co-invest with TSSP and TPG affiliates we will continue to be able to provide “one-stop” financing to a potential portfolio company in these circumstances, which may allow us to capture opportunities where we alone could not commit the full amount of required capital or would have to spend additional time to locate unaffiliated co-investors.

See “Related-Party Transactions and Certain Relationships—Exemptive Order.”

Stock Repurchase Plan

We have in place a stock repurchase plan, the Company 10b5-1 Plan, to acquire up to $50 million in the aggregate of our common stock at prices below our net asset value per share over a specified period, in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Exchange Act. We put the Company 10b5-1 Plan in place because we believe that, in the current market conditions, if our common stock is trading below our then-current net asset value per share, it is in the best interest of our stockholders for us to reinvest in our portfolio and increase our leverage ratio through share repurchases.

The Company 10b5-1 Plan is designed to allow us to repurchase our common stock at times when we otherwise might be prevented from doing so under insider trading laws. The Company 10b5-1 Plan requires Goldman, Sachs & Co., as our agent, to repurchase shares of common stock on our behalf when the market price per share is below the most recently reported net asset value per share (including any updates, corrections or adjustments publicly announced by us to any previously announced net asset value per share). Under the Company 10b5-1 Plan, the agent will increase the volume of purchases made as the price of our common stock declines, subject to volume restrictions. The timing and amount of any stock repurchases will depend on the terms and conditions of the Company 10b5-1 Plan, the market price of our common stock and trading volumes, and no assurance can be given that any particular amount of common stock will be repurchased.

The purchase of shares pursuant to the Company 10b5-1 Plan is intended to satisfy the conditions of Rule 10b5-1 and Rule 10b-18 under the Exchange Act, and will otherwise be subject to applicable law, including Regulation M, which may prohibit purchases under certain circumstances.

On August 4, 2015, our Board authorized us to enter into a new stock repurchase plan, the Company 10b5-1 Plan, to acquire up to $50 million in the aggregate of our common stock at prices just below our net asset value per share over an initial six-month period, in accordance with the guidelines specified in Rule 10b-18 and Rule

10b5-1 of the Exchange Act, and has continued to authorize extensions of the plan termination date prior to its expiration since that time. On February 22, 2017, our Board authorized the extension of the termination date of the Company 10b5-1 Plan to August 31, 2017. Unless extended or terminated by the Board, the Company 10b5-1 Plan will be in effect through the earlier of August 31, 2017 or such time as the current approved repurchase amount of up to $50 million has been fully utilized, subject to certain conditions.

Summary of Risk Factors

Potential investors should be aware that an investment in our securities involves risk. We cannot assure you that our objectives will be achieved or guarantee a return on invested capital. In addition, there will be occasions when the Adviser and its affiliates may encounter potential conflicts of interest. See “Risk Factors” for a description of these and other risks relating to our business and investments in our securities, including that:

•	we are dependent upon management personnel of the Adviser, TSSP, TPG and their affiliates for our future success;

•	regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital;

•	we borrow money, which magnifies the potential for gain or loss and increases the risk of investing in us;

•	our indebtedness could adversely affect our business, financial conditions or results of operations;

•	legislation may allow us to incur additional leverage;

•	we operate in a highly competitive market for investment opportunities;

•	if we are unable to source investments, access financing or manage future growth effectively, we may be unable to achieve our investment objective;

•	even in the event the value of your investment declines, the Management Fee and, in certain circumstances, the Incentive Fee will still be payable to the Adviser;

•	to the extent that we do not realize income or choose not to retain after-tax realized net capital gains, we will have a greater need for additional capital to fund our investments and operating expenses;

•	we will be subject to corporate-level U.S. federal income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code, including as a result of our failure to satisfy the RIC distribution requirements;

•	our Adviser and its affiliates, officers and employees may face certain conflicts of interest;

•	our Adviser can resign on 60 days’ notice and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations and a loss of the benefits from our relationship with TSSP and TPG, and any new investment advisory agreement would require stockholder approval;

•	any failure to maintain our status as a BDC would reduce our operating flexibility;

•	we incur significant costs as a result of being a publicly traded company;

•	cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, a compromise or corruption of our confidential information and/or damage to our business relationships, all of which could negatively impact our business, results of operations or financial condition;

•	we are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends;

•	our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval;

•	changes in laws or regulations governing our operations may adversely affect our business;

•	we are subject to risks associated with our investments in energy companies;

•	our investments are very risky and highly speculative;

•	the value of most of our portfolio securities will not have a readily available market price and we value these securities at fair value as determined in good faith by our Board, which valuation is inherently subjective, may not reflect what we may actually realize for the sale of the investment and could result in a conflict of interest with the Adviser;

•	the lack of liquidity in our investments may adversely affect our business;

•	because we generally do not hold controlling interests in our portfolio companies, we may not be in a position to exercise control over those portfolio companies or prevent decisions by management of those portfolio companies that could decrease the value of our investments;

•	we are exposed to risks associated with changes in interest rates;

•	by originating loans to companies that are experiencing significant financial or business difficulties, we may be exposed to distressed lending risks;

•	our portfolio companies in some cases may incur debt or issue equity securities that rank equally with, or senior to, our investments in those companies;

•	our ability to enter into transactions with our affiliates is restricted;

•	any acquisitions or strategic investments that we pursue are subject to risks and uncertainties;

•	our investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments;

•	if we are not treated as a publicly offered regulated investment company, certain U.S. stockholders will be treated as having received a dividend from us in the amount of such U.S. stockholders’ allocable share of the Management and Incentive Fees paid to our investment adviser and certain of our other expenses, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. stockholders;

•	there is a risk that investors in our common stock may not receive dividends or that our dividends may not grow over time;

•	the market price of our common stock may fluctuate significantly; and

•	the net asset value per share of our common stock may be diluted if we sell or otherwise issue shares of our common stock at prices below the then-current net asset value per share of our common stock.

Corporate Information

Our principal executive offices are located at 301 Commerce Street, Suite 3300, Fort Worth, TX 76102 and our telephone number is (817) 871-4000. Our corporate website is located at http://www.tpgspecialtylending.com. Information on our website is not incorporated into or a part of this prospectus.

THE OFFERING

We may offer, from time to time, in one or more offerings or series, up to $750 million of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our common stock at the time of an offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority of our outstanding voting securities or (c) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock at a price per share below the net asset value per share of our common stock may be dilutive to the net asset value of our common stock. See “Risk Factors—Risks Related to Offerings Pursuant to This Prospectus.”

Pursuant to approval granted at a special meeting of stockholders held on May 18, 2017, we are currently permitted to sell or otherwise issue shares of our common stock at a price below our then-current net asset value per share, subject to the approval of our Board and certain other conditions. Such stockholder approval expires on May 18, 2018.

We may offer our securities directly to one or more purchasers, including existing stockholders in a rights offering by us, through agents that we designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and the agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of the securities pursuant to this registration statement through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding offerings of our securities:

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which may include, among other things, investing in portfolio companies in accordance with our investment objective and repaying indebtedness (which will be subject to reborrowing).

Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”

Symbol on the NYSE	“TSLX”

Distributions	To the extent we have earnings available for distribution, we expect to continue distributing quarterly dividends to our stockholders. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. Future quarterly dividends, if any, will be determined by our Board. See “Price Range of Common Stock and Distributions.”

To maintain our tax treatment as a RIC, we must make certain distributions. See “Material U.S. Federal Income Tax Considerations—Regulated Investment Company Classification.”

Anti-Takeover Provisions	Our Board is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See “Description of Our Capital Stock—Anti-Takeover Provisions.”

Taxation	We have elected to be treated as a RIC for U.S. federal income tax purposes. Our status as a RIC will enable us to deduct qualifying distributions to our stockholders, so that we will be subject to corporate-level U.S. federal income taxation only in respect of earnings that we retain and do not distribute.

To maintain our status as a RIC and to avoid being subject to corporate-level U.S. federal income taxation on our earnings, we must, among other things:

•	maintain our election under the 1940 Act to be treated as a BDC;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, gains from the sale or other disposition of stock or securities and other specified categories of investment income; and

•	maintain diversified holdings.

In addition, we must distribute (or be treated as distributing) in each taxable year dividends for tax purposes equal to at least 90% of our investment company taxable income and net tax-exempt income for that taxable year.

As a RIC, we generally will not be subject to corporate-level U.S. federal income tax on our investment company taxable income and net capital gains that we distribute to stockholders. If we fail to distribute our investment company taxable income or net capital gains on a timely basis, we will be subject to a nondeductible 4% U.S. federal excise tax. We can be expected to carry forward investment company taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. We elected to retain a portion of income and capital gains for the three months ended March 31, 2017 and the calendar years ended December 31, 2016 and 2015 and we recorded a net expense of $0.8 million, $2.2 million and $1.5 million, respectively, for U.S. federal excise tax as a result. Any carryover of investment company taxable income or net capital gains must be timely declared and distributed as a dividend in the taxable year following the taxable year in which the income or gains were earned. See “Price Range of Common Stock and Distributions” and “Material U.S. Federal Income Tax Considerations.”

Leverage	As a BDC, we are permitted under the 1940 Act to borrow funds or issue senior securities to finance a portion of our investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique.

Leverage increases the potential for gain and loss on amounts invested and, as a result, increases the risks associated with investing in our securities. With certain limited exceptions, we currently are only allowed to borrow amounts, including by issuing debt securities or preferred stock, where our asset coverage, as defined in the 1940 Act, equals at least 200% after the borrowing. The costs associated with our borrowings, including any increase in the fees payable to the Adviser, are borne by our stockholders. See “Regulation.”

Dividend Reinvestment Plan	We have adopted a dividend reinvestment plan for our stockholders, which is an “opt out” dividend reinvestment plan. Under this plan, if we declare a cash dividend or other distribution, our stockholders who have not elected to “opt out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. If a stockholder elects to “opt out,” that stockholder will receive cash dividends or other distributions.

Stockholders who receive dividends and other distributions in the form of shares of common stock generally are subject to the same U.S. federal tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, those stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. See “Dividend Reinvestment Plan.”

Management Arrangements	Our Adviser serves as our investment adviser and our administrator. For a description of our Adviser and TPG and our contractual arrangements with these companies, see “Management and Other Agreements.”

Trading at a Discount	Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. We are not generally able to issue and sell our common stock at a price below our net asset value per share except (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority of our outstanding voting securities or (c) under such other circumstances as the SEC may permit. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade at a price per share above, at or below net asset value per share. See “Risk Factors—Risks Related to Offerings Pursuant to This Prospectus.”

Available Information	We have filed with the SEC a registration statement on Form N-2, of which this prospectus is a part, under the Securities Act. This registration statement contains additional information about us and the securities being offered by this prospectus. We are also required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at 1 (800) SEC-0330.

We maintain a website at http://www.tpgspecialtylending.com and make all of our periodic and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus. You may also obtain such information free of charge by contacting us in writing at 888 7th Avenue, 35th Floor, New York, NY 10106, Attention: TSLX Investor Relations, or by emailing us at IRTSL@tpg.com.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly in the twelve months after the date of this prospectus, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses, which may be greater or less than shown. Future expenses will depend on many factors, including our use of leverage, which may vary periodically depending on market conditions, our portfolio composition and our Adviser’s assessment of risks and returns. However, our total borrowings are limited so that we may not incur any additional leverage if doing so would cause our asset coverage ratio to fall below 200%, as defined in the 1940 Act. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us,” the “Company” or “TPG Specialty Lending, Inc.” or says that “we” will pay fees or expenses, stockholders will indirectly bear these fees or expenses as investors in TPG Specialty Lending, Inc.

Stockholder transaction expenses (as a percentage of offering price):
Sales load	—	(1)
Offering expenses	—	(2)
Dividend reinvestment plan expenses	None	(3)
Estimated annual expenses (as a percentage of net assets attributable to common stock)(4):
Management Fee payable under the Investment Advisory Agreement	2.55	%(5)
Incentive Fee payable under the Investment Advisory Agreement	2.39	%(6)
Interest payments on borrowed funds	2.19	%(7)
Other expenses	1.62	%(8)
Total annual expenses	8.74	%(9)

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load (underwriting discount or commission).

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of the dividend reinvestment plan are included in “Other expenses” in the table above. For additional information, see “Dividend Reinvestment Plan.”

(4)	The net assets attributable to common stock used to calculate the percentages in this table reflect our net assets of $952.2 million as of December 31, 2016.

(5)	The Management Fee is 1.5% of the average value of our gross assets (including cash and cash equivalents and assets purchased with borrowed amounts) using the values at the end of the two most recently completed calendar quarters, adjusted for any share issuances or repurchases during the period. We may from time to time decide it is appropriate to change the terms of our Investment Advisory Agreement. Under the 1940 Act, any material change to our Investment Advisory Agreement must be submitted to stockholders for approval. See “Management and Other Agreements—Investment Advisory Agreement; Administration Agreement; License Agreement.”

The Management Fee reflected in the table is calculated by determining the ratio that the Management Fee for the year ended December 31, 2016 bears to our net assets attributable to common stock (rather than our gross assets).

From time to time, our Adviser voluntarily has waived certain Management Fees. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—

Management Fees” elsewhere in this prospectus. The above estimates are based on our actual Management Fees for the year ended December 31, 2016 and do not reflect any Management Fees that were waived during the year ended December 31, 2016.

(6)	We may have capital gains and interest income that could result in the payment of an Incentive Fee to the Adviser in the twelve months after the date of this prospectus. The Incentive Fee payable in the example below is based upon our actual results for the year ended December 31, 2016 and assumes that the Incentive Fee is 17.5% for all relevant periods. However, the Incentive Fee payable to the Adviser is based on our performance and will not be paid unless we achieve certain goals.

The Incentive Fee consists of two parts:

The first component, payable at the end of each quarter in arrears, equals 100% of the pre-Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate” until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that quarter and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that quarter.

The second component, which we refer to as the Capital Gains Fee, payable at the end of each fiscal year in arrears, equaled 15% through March 31, 2014, and beginning April 1, 2014, equals a weighted percentage of cumulative realized capital gains from our inception to the end of that fiscal year, less cumulative realized capital losses and unrealized capital depreciation and net of the aggregate amount of any previously paid Capital Gains Fee for prior periods. For capital gains that accrue following March 31, 2014, the Incentive Fee rate is 17.5%. We accrue, but do not pay, a Capital Gains Fee with respect to unrealized appreciation because a Capital Gains Fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain.

See Note 3 to our consolidated financial statements included in this prospectus and “Management and Other Agreements—Investment Advisory Agreement; Administration Agreement; License Agreement.”

From time to time, our Adviser has voluntarily waived certain Incentive Fees. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Incentive Fees” elsewhere in this prospectus. The above estimates do not reflect or assume any such waivers.

(7)	Interest payments on borrowed funds is based on our interest expense for the year ended December 31, 2016 under our credit facilities excluding fees (such as fees on undrawn amounts and amortization of upfront fees) and including the swap-adjusted interest expense related to our 4.50% Convertible Senior Notes due 2019, or the 2019 Convertible Senior Notes. This item is based on the assumption that our borrowings and interest costs after an offering will remain similar to those prior to such offering. We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. Our stockholders indirectly bear the costs of borrowings under any debt instruments we may enter into.

(8)	Includes our overhead expenses, such as payments under the Administration Agreement for certain expenses incurred by the Adviser, and excise taxes. See “Management and Other Agreements—Investment Advisory Agreement; Administration Agreement; License Agreement.” The expenses in this table are based on our actual other expenses and excise taxes for the year ended December 31, 2016.

(9)	Estimated.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. The Incentive Fee payable in the example below assumes that the Incentive Fee is 17.5% for all relevant periods. Transaction expenses are not included in the following example. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and offering expenses.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return from realized capital gains	$72	$212	$346	$655

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Because the income portion of the Incentive Fee under the Investment Advisory Agreement is unlikely to be significant assuming a 5% annual return, the example assumes that the 5% annual return will be generated entirely through the realization of capital gains on our assets and, as a result, will trigger the payment of the capital gains portion of the Incentive Fee under the Investment Advisory Agreement. The income portion of the Incentive Fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an Incentive Fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, under certain circumstances, reinvestment of dividends and other distributions under our dividend reinvestment plan may occur at a price per share that differs from net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED FINANCIAL DATA AND OTHER INFORMATION

You should read the following selected consolidated historical financial data below in conjunction with the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements, related notes and other financial information included in this prospectus. The selected financial data in this section is not intended to replace the consolidated financial statements and is qualified in its entirety by our consolidated financial statements and related notes included in this prospectus.

We derived the selected consolidated financial data for the years ended December 31, 2016, 2015 and 2014 from our audited consolidated financial statements and related notes, which are included elsewhere in this prospectus. We derived the selected consolidated financial data for the years ended December 31, 2013 and 2012 from our audited consolidated financial statements and related notes, which are not included in this prospectus. We derived the selected consolidated financial data for the three months ended March 31, 2017 and 2016 from our unaudited interim consolidated financial statements and related notes, which are included elsewhere in this prospectus. Certain prior period information has been reclassified to conform to the current period presentation.

	Three Months Ended		Year Ended
($ in millions, except per share amounts)	March 31, 2017	March 31, 2016	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Consolidated Statements of Operations Data:
Income
Total Investment Income	$50.9	$42.8	$192.4	$173.4	$163.3	$92.6	$51.0
Expenses
Net Expenses	$21.7	19.1	82.8	76.6	57.7	34.9	22.9

Net Investment Income Before Income Taxes	$29.3	$23.7	$109.6	$96.8	$105.6	$57.7	$28.1
Net Investment Income	28.5	23.2	107.3	95.3	104.4	57.5	28.0
Total Net Change in Unrealized Gain (Loss)	(2.1)	(5.6)	29.8	(28.5)	(17.7)	8.4	7.2
Total Net Realized Gain (Loss)	1.9	0.2	(0.1)	(3.2)	(1.7)	1.1	4.4

Increase in Net Assets Resulting from Operations	$28.3	$17.8	$137.0	$63.6	$85.0	$67.0	$39.6
Earnings per common share—basic and diluted(1)(2)	$0.47	$0.32	$2.34	$1.18	$1.68	$1.93	$1.93

	Three Months Ended	Year Ended
($ in millions, except per share amounts)	March 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Consolidated Balance Sheet Data:
Cash and cash equivalents	$7.0	$6.0	$7.5	$14.9	$9.8	$166.1
Investments at fair value	$1,580.3	$1,657.4	$1,485.7	$1,263.5	$1,016.5	$653.9
Total assets	$1,606.9	$1,675.5	$1,506.5	$1,288.9	$1,032.9	$827.1
Total debt	$604.0	$680.7	$642.4	$381.1	$426.0	$325.8
Total liabilities	$647.2	$723.3	$685.8	$453.5	$458.2	$347.3
Total net assets	$959.6	$952.2	$820.7	$835.4	$574.7	$479.8
Net asset value per share(1)	$16.04	$15.95	$15.15	$15.53	$15.52	$15.19

	Three Months Ended	Year Ended
($ in millions, except per share amounts)	March 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Other Data:
Number of portfolio companies at period end	48	52	46	34	27	21
Dividends declared per share(1)	$0.39	$1.56	$1.56	$1.53	$1.56	$1.17
Total return based on net asset value(3)	3.0%	15.5%	7.6%	9.9%	12.4%	11.3%
Weighted average yield of debt and income-producing securities at fair value(4)	10.3%	10.4%	10.3%	10.3%	10.4%	10.6%
Weighted average yield of debt and income-producing securities at amortized cost(4)	10.4%	10.4%	10.1%	10.3%	10.6%	10.7%
Fair value of debt investments as a percentage of principal	98.6%	98.5%	96.7%	98.2%	99.8%	98.9%
Weighted average fair value of debt investments as a percentage of call price	95.2%	95.0%	92.1%	93.4%	94.9%	93.9%

(1)	The indicated amounts for periods prior to December 3, 2013 have been retroactively adjusted for the stock split which was effected in the form of a stock dividend. See Note 9 of our audited consolidated financial statements.

(2)	Earnings per common share is based on weighted average shares of common stock outstanding during the period.

(3)	U.S. Generally Accepted Accounting Principles, or U.S. GAAP requires that total return be calculated as the change in net asset value per share during the period plus declared dividends per share, divided by the beginning net asset value per share. Our total return set forth in the table above for the years ended December 31, 2016, 2015, 2014, 2013 and 2012 reflects the Adviser’s waivers of its right to receive a portion of the Management Fee and Incentive Fees prior to our IPO and separately with respect to our ownership of shares of common stock of TICC Capital Corp. See Note 3 to our audited consolidated financial statements for more information about the waivers. The Management Fee, excluding the effects of the waivers, would have been $24.3 million, $21.3 million, $18.3 million, $13.4 million, and $8.9 million for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively. The Incentive Fee, excluding the effects of the waiver, would have been $22.7 million and $20.2 million for the years ended December 31, 2016 and 2015, respectively. The Adviser did not waive any Management Fees or Incentive Fees for the three months ended March 31, 2017.

(4)	Weighted average yield on debt and income-producing securities at fair value is computed as (a) the annual stated interest rate or yield earned plus additional interest, if any, as a result of arrangements between us and other lenders in any syndication plus the net annual amortization of original issue discount and market discount earned on accruing debt and income-producing securities, divided by (b) total debt and income-producing securities at fair value. Weighted average yield on debt and income-producing securities at amortized cost is computed as (a) the annual stated interest rate or yield earned plus additional interest, if any, as a result of arrangements between us and other lenders in any syndication plus the net annual amortization of original issue discount and market discount earned on accruing debt and income-producing securities, divided by (b) total debt and income-producing securities at amortized cost.

SELECTED QUARTERLY FINANCIAL DATA

(Unaudited)

(dollar amounts in thousands, except per share data)

	2017
	Q4	Q3	Q2	Q1
Investment Income	$—	$—	$—	$50,948
Net Expenses(1)	$—	$—	$—	$21,679
Net Investment Income	$—	$—	$—	$28,519
Total Unrealized and Realized Gains (Losses)	$—	$—	$—	$(241)
Increase in Net Assets Resulting from Operations	$—	$—	$—	$28,278
Net Asset Value per Share as of the End of the Quarter	$—	$—	$—	$16.04

	2016
	Q4	Q3	Q2	Q1
Investment Income	$49,708	$53,917	$46,034	$42,751
Net Expenses(1)	$21,641	$23,346	$20,531	$19,559
Net Investment Income	$28,067	$30,571	$25,503	$23,192
Total Unrealized and Realized Gains (Losses)	$4,656	$6,304	$24,135	$(5,421)
Increase in Net Assets Resulting from Operations	$32,723	$36,875	$49,638	$17,771
Net Asset Value per Share as of the End of the Quarter	$15.95	$15.78	$15.55	$15.11

	2015
	Q4	Q3	Q2	Q1
Investment Income	$43,559	$46,774	$45,352	$37,730
Net Expenses(1)	$19,916	$20,926	$20,332	$16,943
Net Investment Income	$23,643	$25,849	$25,020	$20,787
Total Unrealized and Realized Gains (Losses)	$(27,985)	$(16,512)	$9,085	$3,681
Increase (Decrease) in Net Assets Resulting from Operations	$(4,342)	$9,337	$34,105	$24,468
Net Asset Value per Share as of the End of the Quarter	$15.15	$15.62	$15.84	$15.60

(1)	Net Expenses includes Income taxes, including excise taxes.

RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks associated with the investment, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus and any accompanying prospectus supplement, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Related to Our Business and Structure

We are dependent upon management personnel of the Adviser, TSSP, TPG and their affiliates for our future success.

We depend on the experience, diligence, skill and network of business contacts of senior members of our Investment Team. Our Investment Team, together with other professionals at TSSP and TPG and their affiliates, identifies, evaluates, negotiates, structures, closes, monitors and manages our investments. Our success will depend to a significant extent on the continued service and coordination of the senior members of our Investment Team. The senior members of our Investment Team are not contractually restricted from leaving the Adviser. The departure of any of these key personnel, including members of our Adviser’s Investment Review Committee, could have a material adverse effect on us.

In addition, we cannot assure you that the Adviser will remain our investment adviser or that we will continue to have access to TSSP, TPG or their investment professionals. The Investment Advisory Agreement may be terminated by either party without penalty on 60 days’ written notice to the other party. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty on 60 days’ written notice.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

The 1940 Act imposes numerous constraints on the operations of BDCs. See “Regulation” for a discussion of BDC limitations. For example, BDCs are required to invest at least 70% of their total assets in securities of nonpublic or thinly traded U.S. companies, cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. These constraints may hinder the Adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objective.

Regulations governing our operation as a BDC affect our ability to raise additional capital, and the ways in which we can do so. Raising additional capital may expose us to risks, including the typical risks associated with leverage, and may result in dilution to our current stockholders. The 1940 Act limits our ability to incur borrowings and issue debt securities and preferred stock, which we refer to as senior securities, requiring that after any borrowing or issuance the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, is at least 200%. Consequently, if the value of our assets declines, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when this may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. If we borrow money or issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.

If we issue preferred stock, the preferred stock would rank senior to common stock in our capital structure. Preferred stockholders would have separate voting rights on certain matters and may have other rights, preferences or privileges more favorable than those of our common stockholders. The issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest. Holders of our common stock will directly or indirectly bear all of the costs associated with offering and servicing any preferred stock that we issue. In addition, any interests of preferred stockholders may not necessarily align with the interests of holders of our common stock and the rights of holders of shares of preferred stock to receive dividends would be senior to those of holders of shares of our common stock.

Our Board may decide to issue additional common stock to finance our operations rather than issuing debt or other senior securities. However, we generally are not able to issue and sell our common stock at a price below net asset value per share. We may, however, elect to issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board determines that the sale is in our best interests and the best interests of our stockholders, and our stockholders have approved our policy and practice of making these sales within the preceding 12 months. Pursuant to approval granted at a special meeting of stockholders held on May 18, 2017, we are currently permitted to sell or otherwise issue shares of our common stock at a price below our then-current net asset value per share, subject to the approval of our Board and certain other conditions. Such stockholder approval expires on May 18, 2018. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the market value of those securities (less any distribution commission or discount). In the event we sell shares of our common stock at a price below net asset value per share, existing stockholders will experience net asset value dilution. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and would cause a proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance. As a result of any such dilution, our market price per share may decline. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted. See “—Risks Related to Offerings Pursuant to This Prospectus—The net asset value per share of our common stock may be diluted if we sell or otherwise issue shares of our common stock at prices below the then-current net asset value per share of our common stock.”

In addition to issuing securities to raise capital as described above, we could securitize our investments to generate cash for funding new investments. To securitize our investments, we likely would create a wholly owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect would be willing to accept a substantially lower interest rate than the loans earn. We would retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of investments before any of the debt securities would be exposed to the losses. An inability to successfully securitize our investment portfolio could limit our ability to grow or fully execute our business and could adversely affect our earnings, if any. The successful securitization of our investment could expose us to losses because the portions of the securitized investments that we would typically retain tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization. In connection with any future securitization of investments, we may incur greater set-up and administration fees relating to such vehicles than we have in connection with financing of our investments in the past. See “—Risks Related to Our Portfolio Company Investments—We may securitize certain of our investments, which may subject us to certain structured financing risks.”

We borrow money, which magnifies the potential for gain or loss and increases the risk of investing in us.

As part of our business strategy, we borrow from and may in the future issue additional senior debt securities to banks, insurance companies and other lenders. Holders of these loans or senior securities would have fixed-dollar claims on our assets that have priority over the claims of our stockholders. If the value of our assets decreases, leverage will cause our net asset value to decline more sharply than it otherwise would have without leverage. Similarly, any decrease in our income would cause our net income to decline more sharply than it would have if we had not borrowed. This decline could negatively affect our ability to make dividend payments on our common stock. Our ability to service our borrowings depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. In addition, the Management Fee is payable based on our gross assets, including cash and assets acquired through the use of leverage, which may give our Adviser an incentive to use leverage to make additional investments. See “—Risks Related to Our Business and Structure—Even in the event the value of your investment declines, the Management Fee and, in certain circumstances, the Incentive Fee will still be payable to the Adviser.” The amount of leverage that we employ will depend on our Adviser’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

Our credit facilities also impose financial and operating covenants that restrict our business activities, remedies on default and similar matters. As of March 31, 2017, we are in compliance with the covenants of our credit facilities. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, although we believe we will continue to be in compliance, we cannot assure you that we will continue to comply with the covenants in our credit facilities. Failure to comply with these covenants could result in a default. If we were unable to obtain a waiver of a default from the lenders or holders of that indebtedness, as applicable, those lenders or holders could accelerate repayment under that indebtedness. An acceleration could have a material adverse impact on our business, financial condition and results of operations. Lastly, we may be unable to obtain additional leverage, which would, in turn, affect our return on capital.

Lastly, the SEC has issued a proposed rule, Rule 18f-4, that if adopted would potentially constrain our ability to use leverage if we have substantial exposure to swaps and other derivatives, or have significant outstanding financial commitments to our portfolio companies. See “—Risks Related to Our Portfolio Company Investments—We expose ourselves to risks when we engage in hedging transactions.”

As of March 31, 2017, we had $620.2 million of outstanding indebtedness, which had an annualized interest cost of 3.18% under the terms of our debt, excluding fees (such as fees on undrawn amounts and amortization of upfront fees) and giving effect to the swap-adjusted interest rates on our Convertible Senior Notes. As of March 31, 2017, the interest rate on the 2019 Convertible Senior Notes, as adjusted to give effect to the interest rate swaps, was three-month London Interbank Offered Rate, or LIBOR, plus 286 basis points and the interest rate on the 2022 Convertible Senior Notes is three-month LIBOR plus 237.2 basis points.

For us to cover these annualized interest payments on indebtedness, we must achieve annual returns on our investments of at least 1.2%. Since we generally pay interest at a floating rate on our debt, an increase in interest rates will generally increase our borrowing costs. We expect that our annualized interest cost and returns required to cover interest will increase if we issue additional debt securities.

In order to assist investors in understanding the effects of leverage, the following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. Leverage generally magnifies the return of stockholders when the portfolio return is positive and magnifies their losses when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

	Assumed Return on Our Portfolio (net of expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to stockholder(1)	-18.80%	-10.43%	-2.06%	6.32%	14.69%

(1)	Assumes, as of March 31, 2017, (i) $1.6 billion in total assets, (ii) $620.2 million in outstanding indebtedness, (iii) $959.6 million in net assets and (iv) annualized interest cost of 3.18%, under the terms of our debt.

Our indebtedness could adversely affect our business, financial conditions or results of operations.

We cannot assure you that our business will generate sufficient cash flow from operations or that future borrowings will be available to us under our credit facilities or otherwise in an amount sufficient to enable us to pay our indebtedness or to fund our other liquidity needs. We may need to refinance all or a portion of our indebtedness on or before it matures. We cannot assure you that we will be able to refinance any of our indebtedness on commercially reasonable terms or at all. If we cannot service our indebtedness, we may have to take actions such as selling assets or seeking additional equity. We cannot assure you that any such actions, if necessary, could be effected on commercially reasonable terms or at all, or on terms that would not be disadvantageous to our stockholders or on terms that would not require us to breach the terms and conditions of our existing or future debt agreements.

Legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act we generally are not permitted to incur borrowings, issue debt securities or issue preferred stock unless immediately after the borrowing or issuance the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock is at least 200%. Legislation introduced in the prior congressional session, if reintroduced and passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and you may face increased investment risk. In addition, since our Management Fee is calculated as a percentage of the value of our gross assets, which includes cash, cash equivalents and any borrowings for investment purposes, our Management Fee expenses will increase if we incur additional indebtedness.

We operate in a highly competitive market for investment opportunities.

Other public and private entities, including commercial banks, commercial financing companies, other BDCs and insurance companies compete with us to make the types of investments that we make in middle-market companies. Certain of these competitors may be substantially larger, have considerably greater financial, technical and marketing resources than we have and offer a wider array of financial services. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, however, we may experience decreased net interest income and increased risk of credit loss.

In addition, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the restrictions that the Code imposes on us as a RIC. As a result, we face additional constraints on our operations, which may put us at a competitive disadvantage. As a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities and we cannot assure you that we will be able to identify and make investments that are consistent with our investment objective. The competitive pressures we face could have a material adverse effect on our ability to achieve our investment objective.

If we are unable to source investments, access financing or manage future growth effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective depends on our Investment Team’s ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms, including equity financing. Moreover, our ability to structure investments may also depend upon the participation of other prospective investors. For example, our ability to offer loans above a certain size and to structure loans in a certain way may depend on our ability to partner with other investors. As a result, we could fail to capture some investment opportunities if we cannot provide “one-stop” financing to a potential portfolio company either alone or with other investment partners.

In addition to monitoring the performance of our existing investments, members of our Investment Team may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. To grow, our Adviser may need to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a material adverse effect on our growth prospects and ability to achieve our investment objective.

Even in the event the value of your investment declines, the Management Fee and, in certain circumstances, the Incentive Fee will still be payable to the Adviser.

Even in the event the value of your investment declines, the Management Fee and, in certain circumstances, the Incentive Fee will still be payable to the Adviser. The Management Fee is calculated as a percentage of the value of our gross assets at a specific time, which would include any borrowings for investment purposes, and may give our Adviser an incentive to use leverage to make additional investments. In addition, the Management Fee is payable regardless of whether the value of our gross assets or your investment have decreased. The use of increased leverage may increase the likelihood of default, which would disfavor holders of our common stock, including investors in offerings of common stock pursuant to this prospectus. Given the subjective nature of the investment decisions that our Adviser will make on our behalf, we may not be able to monitor this potential conflict of interest.

The Incentive Fee is calculated as a percentage of pre-Incentive Fee net investment income. Since pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation, it is possible that we may pay an Incentive Fee in a quarter in which we incur a loss. For example, if we receive pre-Incentive Fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable Incentive Fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. In addition, because the quarterly minimum hurdle rate is calculated based on our net assets, decreases in our net assets due to realized or unrealized capital losses in any given quarter may increase the likelihood that the hurdle rate is reached in that quarter and, as a result, that an Incentive Fee is paid for that quarter. Our net investment income used to calculate this component of the Incentive Fee is also included in the amount of our gross assets used to calculate the Management Fee.

Also, one component of the Incentive Fee is calculated annually based upon our realized capital gains, computed net of realized capital losses and unrealized capital depreciation on a cumulative basis. As a result, we may owe the Adviser an Incentive Fee during one year as a result of realized capital gains on certain investments, and then incur significant realized capital losses and unrealized capital depreciation on the remaining investments in our portfolio during subsequent years. Incentive Fees earned in prior years cannot be clawed back even if we later incur losses.

In addition, the Incentive Fee payable by us to the Adviser may create an incentive for the Adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such a compensation arrangement. The Adviser receives the Incentive Fee based, in part, upon capital gains realized on our investments. Unlike the portion of the Incentive Fee that is based on income, there is no hurdle rate applicable to the portion of the Incentive Fee based on capital gains. As a result, the Adviser may have an incentive to invest more in companies whose securities are likely to yield capital gains, as compared to income-producing investments. Such a practice could result in our making more speculative investments than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

To the extent that we do not realize income or choose not to retain after-tax realized net capital gains, we will have a greater need for additional capital to fund our investments and operating expenses.

To maintain our status as a RIC for U.S. federal income tax purposes, we must distribute (or be treated as distributing) in each taxable year dividends for tax purposes equal to at least 90% of our investment company taxable income and net tax-exempt income for that taxable year, and may either distribute or retain our realized net capital gains from investments. Unless investors elect to reinvest dividends, earnings that we are required to distribute to stockholders will not be available to fund future investments. Accordingly, we may have insufficient funds to make new and follow-on investments, which could have a material adverse effect on our financial condition and results of operations. Because of the structure and objectives of our business, we may experience operating losses and expect to rely on proceeds from sales of investments, rather than on interest and dividend income, to pay our operating expenses. We cannot assure you that we will be able to sell our investments and thereby fund our operating expenses.

We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code, including as a result of our failure to satisfy the RIC distribution requirements.

We will incur corporate-level U.S. federal income tax costs if we are unable to maintain our qualification as a RIC for U.S. federal income tax purposes, including as a result of our failure to satisfy the RIC distribution requirements. Although we have elected to be treated as a RIC for U.S. federal income tax purposes, we cannot assure you that we will be able to continue to qualify for and maintain RIC status. To maintain RIC status under the Code and to avoid corporate-level U.S. federal income tax, we must meet the following annual distribution, income source and asset diversification requirements:

•	We must distribute (or be treated as distributing) dividends for tax purposes in each taxable year equal to at least 90% of each of:

•	the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses or, investment company taxable income, if any, for that taxable year; and

•	our net tax-exempt income for that taxable year.

The asset coverage ratio requirements under the 1940 Act and financial covenants under our loan and credit agreements could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. In addition, as discussed in more detail below, our income for tax purposes may exceed our available cash flow. If we are unable to obtain cash from other sources, we could fail to satisfy the distribution requirements that apply to a RIC. As a result, we could lose our RIC status and become subject to corporate-level U.S. federal income tax.

•	We must derive at least 90% of our gross income for each taxable year from dividends, interest, gains from the sale of or other disposition of stock or securities or similar sources.

•	We must meet specified asset diversification requirements at the end of each quarter of our taxable year. The need to satisfy these requirements to prevent the loss of RIC status may result in our having to dispose of certain investments quickly on unfavorable terms. Because most of our investments will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to maintain our qualification for tax treatment as a RIC for any reason, the resulting U.S. federal income tax liability could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

We can be expected to retain some income and capital gains in excess of what is permissible for excise tax purposes and such amounts will be subject to 4% U.S. federal excise tax.

As of March 31, 2017, December 31, 2016 and December 31, 2015, we elected to retain approximately $62 million, $52 million and $38 million of taxable income and capital gains, respectively, in order to provide us with additional liquidity and we recorded a net expense of $0.8 million, $2.2 million and $1.5 million, respectively, for U.S. federal excise tax as a result. We can be expected to retain some income and capital gains in the future, including for purposes of providing us with additional liquidity, which amounts would similarly be subject to the 4% U.S. federal excise tax. In that event, we will be liable for the tax on the amount by which we do not meet the foregoing distribution requirement. See “Material U.S. Federal Income Tax Considerations—Regulated Investment Company Classification.”

Our Adviser and its affiliates, officers and employees may face certain conflicts of interest.

TSSP and TPG will refer all middle-market loan origination activities for companies domiciled in the United States to us and conduct those activities through us. The Adviser will determine whether it would be permissible, advisable or otherwise appropriate for us to pursue a particular investment opportunity allocated to us by TSSP and TPG. However, the Adviser, its officers and employees and members of its Investment Review Committee serve or may serve as investment advisers, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as us or of investment funds managed by our affiliates. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders.

In addition, any affiliated investment vehicle currently formed or formed in the future and managed by the Adviser or its affiliates, particularly in connection with any future growth of their respective businesses, may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. For example, TSSP has organized a separate investment vehicle, TSL Europe, aimed specifically at European middle-market loan originations and may in the future organize vehicles aimed at other loan origination opportunities outside our primary focus. Our ability to pursue investment opportunities other than middle-market loan originations for companies domiciled in the United States is subject to the contractual and other requirements of these other funds and allocation decisions by TSSP or TPG senior professionals. As a result, the Adviser and its affiliates may face conflicts in allocating investment opportunities between us and those other entities. It is possible that we may not be given the opportunity to participate in certain investments made by other TSSP or TPG vehicles that would otherwise be suitable for us.

If TPG and the Adviser were to determine that an investment is appropriate both for us and for one or more other TSSP or TPG vehicles, we would only be able to make the investment in conjunction with another vehicle to the extent the exemptive order granted to us by the SEC permits us to do so or the investment is otherwise permitted under relevant SEC guidance. On December 16, 2014, we were granted an exemptive order from the SEC that, if certain conditions are met, allows us to co-invest with affiliates of TSSP and TPG in middle-market loan origination activities for companies domiciled in the United States and certain “follow-on” investments in companies in which we have already co-invested pursuant to the order and remain invested. These conditions include, among others, prior approval by a majority of our Independent Directors and that the terms and conditions of the investment applicable to any affiliates of TSSP and TPG must be the same as those applicable to us. We cannot assure you when or whether we will apply for any other exemptive relief in the future and whether such orders will be obtained. See “Related-Party Transactions and Certain Relationships.”

Our Adviser can resign on 60 days’ notice. We may not be able to find a suitable replacement within that time, resulting in a disruption in our operations and a loss of the benefits from our relationship with TSSP and TPG. Any new investment advisory agreement would require stockholder approval.

The Adviser has the right, under the Investment Advisory Agreement and the Administration Agreement, to resign at any time on 60 days’ written notice, regardless of whether we have found a replacement. In addition, our Board has the authority to remove the Adviser for any reason or for no reason, or may choose not to renew the Investment Advisory Agreement and the Administration Agreement. Furthermore, the Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by the Adviser. If the Adviser resigns or is terminated, or if we do not obtain the requisite approvals of stockholders and our Board to approve an agreement with the Adviser after an assignment, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption and costs under any new agreements that we enter into could increase. Our financial condition, business and results of operations, as well as our ability to pay dividends, are likely to be adversely affected, and the value of our common stock may decline.

Any new Investment Advisory Agreement would be subject to approval by our stockholders. Even if we are able to enter into comparable management or administrative arrangements, the integration of a new adviser or administrator and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition and results of operations.

In addition, if the Adviser resigns or is terminated, we would lose the benefits of our relationship with TSSP and TPG, including insights into our existing portfolio, market expertise, sector and macroeconomic views and due diligence capabilities, as well as any investment opportunities referred to us by TSSP and TPG. We also would no longer be able to use TPG’s name and logo because our license agreement would terminate upon the termination of the Investment Advisory Agreement.

The Adviser’s liability is limited under the Investment Advisory Agreement, and we are required to indemnify the Adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

The Adviser has not assumed any responsibility to us other than to render the services described in the Investment Advisory Agreement, and it will not be responsible for any action of our Board in declining to follow the Adviser’s advice or recommendations. Pursuant to the Investment Advisory Agreement, the Adviser and its members, managers, officers, employees, agents, controlling persons and any other person or entity affiliated with it will not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services).

We have agreed to the fullest extent permitted by law, to provide indemnification and the right to the advancement of expenses, to each person who was or is made a party or is threatened to be made a party to or is involved (including as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, because he or she is or was a member, manager, officer, employee, agent, controlling person or any other person or entity affiliated with the Adviser with respect to all damages, liabilities, costs and expenses resulting from acts of the Adviser in the performance of the person’s duties under the Investment Advisory Agreement. Our obligation to provide indemnification and advancement of expenses is subject to the requirements of the 1940 Act and Investment Company Act Release No. 11330, which, among other things, preclude indemnification for any liability (whether or not there is an adjudication of liability or the matter has been settled) arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and require reasonable and fair means for determining whether indemnification will be made. Despite these limitations, the rights to indemnification and advancement of expenses may lead the Adviser and its members, managers, officers, employees, agents, controlling persons and other persons and entities affiliated with the Adviser to act in a riskier manner than they would when acting for their own account.

Any failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting, investor relations and other expenses, including costs associated with corporate governance requirements, such as those under the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, other rules implemented by the SEC and the listing standards of the NYSE. Our independent registered public accounting firm is required to attest to the effectiveness of our internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, which increases the costs associated with our periodic reporting requirements.

We are obligated to maintain proper and effective internal control over financial reporting. We may not complete our analysis of our internal control over financial reporting in a timely manner, or our internal controls may not be determined to be effective, which may adversely affect investor confidence in our company and, as a result, the value of our securities.

We are required to comply with the independent auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. Complying with Section 404 requires a rigorous compliance program as well as adequate time and resources. We may not be able to complete our internal control evaluation, testing and any required remediation in a timely fashion. Additionally, if we identify one or more material weaknesses in our internal control over financial reporting, we will be unable to assert that our internal controls are effective. If we are unable to assert that our internal control over financial reporting is effective, or if our auditors are unable to attest to management’s report on the effectiveness of our internal controls, we could lose investor confidence in the accuracy and completeness of our financial reports, which would have a material adverse effect on the price of our securities.

We may experience fluctuations in our quarterly results.

We may experience fluctuations in our quarterly operating results as a result of a number of factors, including the pace at which investments are made, rates of repayment, interest rates payable on investments, changes in realized and unrealized gains and losses, syndication and other fees, the level of our expenses and default rates on our investments. As a result of these and other possible factors, results for any period should not be relied upon as being indicative of performance in future periods.

Provisions of the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock.

The General Corporation Law of the State of Delaware, or the DGCL, our amended and restated certificate of incorporation, which we refer to as our certificate of incorporation, and bylaws contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Among other provisions, we have a staggered board and our directors may be removed for cause only by the affirmative vote of 75% of the holders of our outstanding capital stock. Our Board also is authorized to issue preferred stock in one or more series. In addition, our certificate of incorporation requires the favorable vote of a majority of our Board followed by the favorable vote of the holders of at least 75% of our outstanding shares of common stock, to approve, adopt or authorize certain transactions, including mergers and the sale, lease or exchange of all or any substantial part of our assets with 10% or greater holders of our outstanding common stock and their affiliates or associates, unless the transaction has been approved by at least 80% of our Board, in which case approval by “a majority of the outstanding voting securities” (as defined in the 1940 Act) is required. Our certificate of incorporation further provides that stockholders may not take action by written consent in lieu of a meeting and our bylaws provide that any stockholder action required or permitted at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders’ meeting and not by written consent. We also are subject to Section 203 of the DGCL, which generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices. See “Description of Our Capital Stock—Anti-Takeover Provisions.”

Certain investors are limited in their ability to make significant investments in us.

Investment companies registered under the 1940 Act are restricted from acquiring directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition), unless these funds comply with an exemption under the 1940 Act as well as other limitations under the 1940 Act that would restrict the amount that they are able to invest in our securities. Private funds that are excluded from the definition of “investment company” either pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act are also subject to this restriction. As a result, certain investors may be precluded from acquiring additional shares at a time that they might desire to do so.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is highly dependent on the communications and information systems of the Adviser, its affiliates and third parties. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, a compromise or corruption of our confidential information and/or damage to our business relationships, all of which could negatively impact our business, results of operations or financial condition.

A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of our information resources. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen information, misappropriation of assets, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect our business, financial condition or results of operations. In addition, we may be required to expend significant additional resources to modify our protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. We face risks posed to our information systems, both internal and those provided to us by third-party service providers. We, our Adviser and its affiliates have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber incident, may be ineffective and do not guarantee that a cyber incident will not occur or that our financial results, operations or confidential information will not be negatively impacted by such an incident.

Third parties with which we do business (including those that provide services to us) may also be sources or targets of cybersecurity or other technological risks. We outsource certain functions and these relationships allow for the storage and processing of our information and assets, as well as certain investor, counterparty, employee and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above. Privacy and information security laws and regulation changes, and compliance with those changes, may also result in cost increases due to system changes and the development of new administrative processes.

Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our Board has the authority to change our investment objective and modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be a BDC and we may not withdraw our election as a BDC. We cannot predict the effect any changes to our current operating policies or strategies would have on our business, operating results and value of our common stock. Nevertheless, the effects may adversely affect our business and impact our ability to pay dividends.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws and regulations at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, may be changed from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. In particular, changes to the laws and regulations governing BDCs or the interpretation of these laws and regulations by the staff of the SEC could disrupt our business model. In addition, certain members of Congress have put forth proposals that could impact the U.S. federal income tax treatment of debt. The details of these proposals are not sufficiently clear to ascertain their potential impact on our business nor is the likelihood of any such proposals being enacted into law certain at this time. However, if any such proposals were enacted it is possible that they might impact us and our business. Any changes to the laws and regulations governing our operations or the U.S. federal income tax treatment of our assets may cause us to alter our investment strategy to avail ourselves of new or different opportunities. For more information on tax regulatory risks, see “Risks Related to our Portfolio Company Investments.”

On July 21, 2010, the Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, was signed into law. Although passage of the Dodd-Frank Act has resulted in extensive rulemaking and regulatory changes that affect us and the financial industry as a whole, many of its provisions remain subject to extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. While the full impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

Risks Related to Economic Conditions

The current state of the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations.

The U.S. capital markets experienced extreme volatility and disruption in recent years, leading to recessionary conditions and depressed levels of consumer and commercial spending. For instance, the referendum by British voters to exit the European Union (“Brexit”) in June 2016 and the United Kingdom’s subsequent invocation of Article 50 of the Treaty on the European Union in March 2017 have led to disruption and instability in the global markets. Disruptions in the capital markets increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Although recent indicators suggest improvement in the capital markets, we cannot assure you that these conditions will not worsen. If conditions worsen, a prolonged period of market illiquidity could have a material adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

In addition, to the extent that recessionary conditions return, the financial results of small to mid-sized companies, like those in which we invest, will likely experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, the end markets for certain of our portfolio companies’ products and services have experienced, and continue to experience, negative economic trends. The performances of certain of our portfolio companies have been, and may continue to be, negatively impacted by these economic or other conditions, which may ultimately result in:

•	our receipt of a reduced level of interest income from our portfolio companies;

•	decreases in the value of collateral securing some of our loans and the value of our equity investments; and

•	ultimately, losses or charge-offs related to our investments.

Uncertainty about financial stability could have a significant adverse effect on our business, results of operations and financial condition.

Due to federal budget deficit concerns, S&P downgraded the federal government’s credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody’s and Fitch warned that they may downgrade the federal government’s credit rating. Further downgrades or warnings by S&P or other rating agencies, and the government’s credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock. Also, to the extent uncertainty regarding any economic recovery in Europe and Brexit continue to negatively impact consumer confidence and consumer credit factors, our business and results of operations could be significantly and adversely affected.

In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. It is unclear what effect, if any, the conclusion of the Federal Reserve’s bond-buying program will have on the value of our investments. However, it is possible that, without quantitative easing by the Federal Reserve, these developments, along with the United States government’s credit and deficit concerns and the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Additionally, in late 2016 and early 2017 the Federal Reserve raised the target range for the federal funds rate. If key economic indicators, such as the unemployment rate or inflation, continue to show signs of improvement, the target range for the federal funds rate may further increase and cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.

We are subject to risks associated with our investments in energy companies.

As of March 31, 2017, our investments in portfolio companies that operate in the oil, gas and consumable fuels industry represent 1.9% of our total portfolio. The energy industry has been in a period of disruption and volatility that has been characterized by decreases in oil and gas prices and production levels. This disruption and volatility has led to, and future disruptions and volatility may lead to, decreases in the credit quality and performance of certain of our debt and equity investments in energy companies, which could, in turn, negatively impact the fair value of our investments in energy companies. Any prolonged decline in oil and gas prices or production levels could adversely impact the ability of our portfolio companies in the energy industry to satisfy financial or operating covenants that may be imposed by us and other lenders or to make payments to us as and when due, which could have a material adverse effect on our business, financial condition and results of operations. In addition, energy companies are subject to supply and demand fluctuations in the markets in which they operate, which are impacted by numerous factors, including weather, use of renewable fuel sources, natural disasters, governmental regulation and general economic conditions, in addition to the effects of increasing regulation and general operational risks, any of which could have a material adverse effect on the performance and value of our energy-related investments as well as our cash flows from such investments.

Risks Related to Our Portfolio Company Investments

Our investments are very risky and highly speculative.

We primarily invest in first-lien debt, second-lien debt, mezzanine and unsecured debt or equity or other securities issued by middle-market companies. The companies in which we intend to invest are typically highly leveraged, and, in most cases, our investments in these companies are not rated by any rating agency. If these instruments were rated, we believe that they would likely receive a rating of below investment grade (that is, below BBB- or Baa3, which is often referred to as “junk”). Exposure to below investment grade instruments involves certain risks, including speculation with respect to the borrower’s capacity to pay interest and repay principal.

First-Lien Debt. When we make a first-lien loan, we generally take a security interest in the available assets of the portfolio company, including the equity interests of its subsidiaries, which we expect to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. In some circumstances, our lien is, or could become, subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we need to enforce our remedies. In addition, in connection with our “last out” first-lien loans, we enter into agreements among lenders. Under these agreements, our interest in the collateral of the first-lien loans may rank junior to those of other lenders in the loan under certain circumstances. This may result in greater risk and loss of principal on these loans.

Second-Lien and Mezzanine Debt. Our investments in second-lien and mezzanine debt generally are subordinated to senior loans and will either have junior security interests or be unsecured. As such, other creditors may rank senior to us in the event of insolvency. This may result in greater risk and loss of principal.

Equity and Other Investments. When we invest in first-lien debt, second-lien debt or mezzanine debt, we may acquire equity securities, such as warrants, options and convertible instruments. In addition, we may invest directly in the equity securities of portfolio companies. We seek to dispose of these equity interests and realize gains upon our disposition of these interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Preferred Stock. To the extent we invest in preferred securities, we may incur particular risks, including:

•	preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for U.S. federal income tax purposes before we receive such distributions;

•	preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore are subject to greater credit risk than more senior debt instruments; and

•	generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

In addition, our investments generally involve a number of significant risks, including:

•	the companies in which we invest may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•	the companies in which we invest typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	the companies in which we invest are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	the companies in which we invest generally have less predictable operating results, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	the debt investments in our portfolio generally have a significant portion of principal due at the maturity of the investment, which would result in a substantial loss to us if such borrowers are unable to refinance or repay their debt at maturity;

•	our executive officers, directors and Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies;

•	the companies in which we invest generally have less publicly available information about their businesses, operations and financial condition and, if we are unable to uncover all material information about these companies, we may not make a fully informed investment decision; and

•	the companies in which we invest may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

The value of most of our portfolio securities will not have a readily available market price and we value these securities at fair value as determined in good faith by our Board, which valuation is inherently subjective, may not reflect what we may actually realize for the sale of the investment and could result in a conflict of interest with the Adviser.

Investments are valued at the end of each fiscal quarter. The majority of our investments are expected to be in loans that do not have readily ascertainable market prices. The fair value of investments that are not publicly traded or whose market prices are not readily available are determined in good faith by the Board, which is supported by the valuation committee of our Adviser and by the audit committee of our Board. The Board has retained independent third-party valuation firms to perform certain limited third-party valuation services that the Board identified and requested them to perform. In accordance with our valuation policy, our Investment Team prepares portfolio company valuations using sources or proprietary models depending on the availability of information on our investments and the type of asset being valued. The participation of the Adviser in our valuation process could result in a conflict of interest, since the Management Fee is based on the value of our gross assets.

Factors that we may consider in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to similar publicly traded companies, discounted cash flow and other relevant factors. Because fair valuations, and particularly fair valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based to a large extent on estimates, comparisons and qualitative evaluations of private information, our determinations of fair value may differ materially from the values that would have been determined if a ready market for these securities existed. This could make it more difficult for investors to value accurately our portfolio investments and could lead to undervaluation or overvaluation of our common stock. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility.

Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer unrealized losses, which could have a material adverse impact on our business, financial condition and results of operations.

The lack of liquidity in our investments may adversely affect our business.

We generally make loans to private companies. There may not be a ready market for our loans and certain loans may contain transfer restrictions, which may also limit liquidity. The illiquidity of these investments may make it difficult for us to sell positions if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we hold a significant portion of a company’s equity or if we have material nonpublic information regarding that company.

Our portfolio may be focused on a limited number of portfolio companies or industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio is currently invested in a limited number of portfolio companies and industries and may continue to be in the near future. Beyond the asset diversification requirements associated with our qualification as a RIC for U.S. federal income tax purposes, we do not have fixed guidelines for diversification. While we are not targeting any specific industries, our investments may be focused on relatively few industries. For example, although we classify the industries of our portfolio companies by end-market (such as healthcare, and business services) and not by the products or services (such as software) directed to those end-markets, many of our portfolio companies principally provide software products or services, which exposes us to downturns in that sector. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could significantly affect our aggregate returns.

We may securitize certain of our investments, which may subject us to certain structured financing risks.

Although we have not done so to date, we may securitize certain of our investments in the future, including through the formation of one or more collateralized loan obligations, or CLOs, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in that entity on a non-recourse or limited-recourse basis to purchasers.

If we were to create a CLO or other securitization vehicle, we would depend on distributions from the vehicle to pay dividends to our stockholders. The ability of a CLO or other securitization vehicle to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. For example, tests (based on interest coverage or other financial ratios or other criteria) may restrict our ability, as holder of a CLO or other securitization vehicle equity interest, to receive cash flow from these investments. We cannot assure you that any such performance tests would be satisfied. Also, a CLO or other securitization vehicle may take actions that delay distributions to preserve ratings and to keep the cost of present and future financings lower or the financing vehicle may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of its debt. As a result, there may be a lag, which could be significant, between the repayment or other realization on a loan or other assets in, and the distribution of cash out of, a CLO or other securitization vehicle, or cash flow may be completely restricted for the life of the CLO or other securitization vehicle.

In addition, a decline in the credit quality of loans in a CLO or other securitization vehicle due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force the sale of certain assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to us for distribution to our stockholders. If we were to form a CLO or other securitization vehicle, to the extent that any losses were incurred by the financing vehicle in respect of any collateral, these losses would be borne first by us as owners of its equity interests. Any equity interests that we were to retain in a CLO or other securitization vehicle would not be secured by its assets and we would rank behind all of its creditors.

A CLO or other securitization vehicle, if created, also would likely be consolidated in our financial statements and consequently affect our asset coverage ratio, which may limit our ability to incur additional leverage. See “Regulation.”

Because we generally do not hold controlling interests in our portfolio companies, we may not be in a position to exercise control over those portfolio companies or prevent decisions by management of those portfolio companies that could decrease the value of our investments.

We are a lender, and loans (and any equity investments we make) typically will be non-controlling investments, meaning we will not be in a position to control the management, operation and strategic decision-making of the companies we invest in (outside of, potentially, the context of a restructuring, insolvency or similar event). As a result, we will be subject to the risk that a portfolio company we do not control, or in which we do not have a majority ownership position, may make business decisions with which we disagree, and the equityholders and management of such a portfolio company may take risks or otherwise act in ways that are adverse to our interests. We may not be able to dispose of our investments in the event that we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

We are exposed to risks associated with changes in interest rates.

The majority of our debt investments are based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. On one hand, a reduction in the interest rates on new investments relative to interest rates on current investments could have an adverse impact on our net interest income, which also could be negatively impacted by our borrowers making prepayments on their loans. On the other hand, an increase in interest rates could increase the interest repayment obligations of our borrowers and result in challenges to their financial performance and ability to repay their obligations.

An increase in interest rates could also decrease the value of any investments we hold that earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase our interest expense, thereby decreasing our net income. Moreover, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock. Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could adversely affect our business. See “—Risks Related to Economic Conditions—Uncertainty about financial stability could have a significant adverse effect on our business, results of operations and financial condition.”

A rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase in the amount of the Incentive Fee payable to the Adviser.

We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. See “—Risks Related to Our Portfolio Company Investments—We expose ourselves to risks when we engage in hedging transactions.”

We may not be able to realize expected returns on our invested capital.

We may not realize expected returns on our investment in a portfolio company due to changes in the portfolio company’s financial position or due to an acquisition of the portfolio company. If a portfolio company repays our loans prior to their maturity, we may not receive our expected returns on our invested capital. Many of our investments are structured to provide a disincentive for the borrower to pre-pay or call the security, but this call protection may not cover the full expected value of an investment if that investment is repaid prior to maturity.

Middle-market companies operate in a highly acquisitive market with frequent mergers and buyouts. If a portfolio company is acquired or merged with another company prior to drawing on our commitment, we would not realize our expected return. Similarly, in many cases companies will seek to restructure or repay their debt investments or buy our other equity ownership positions as part of an acquisition or merger transaction, which may result in a repayment of debt or other reduction of our investment.

By originating loans to companies that are experiencing significant financial or business difficulties, we may be exposed to distressed lending risks.

As part of our lending activities, we may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to us, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. We cannot assure you that we will correctly evaluate the value of the assets collateralizing our loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that we fund, we may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by us to the borrower.

Our portfolio companies in some cases may incur debt or issue equity securities that rank equally with, or senior to, our investments in those companies.

Our portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities that rank equally with, or senior to, our investments. By their terms, those instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under the debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically would be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying those holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The rights we may have with respect to the collateral securing certain loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements or agreements among lenders. Under these agreements, we may forfeit certain rights with respect to the collateral to holders with prior claims. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of those enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as lenders are adversely affected.

We may be exposed to special risks associated with bankruptcy cases.

One or more of our portfolio companies may be involved in bankruptcy or other reorganization or liquidation proceedings. Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, we cannot assure you that a bankruptcy court would not approve actions that may be contrary to our interests. There also are instances where creditors can lose their ranking and priority if they are considered to have taken over management of a borrower.

The reorganization of a company can involve substantial legal, professional and administrative costs to a lender and the borrower. It is subject to unpredictable and lengthy delays, and during the process a company’s competitive position may erode, key management may depart and a company may not be able to invest adequately. In some cases, the debtor company may not be able to reorganize and may be required to liquidate assets. The debt of companies in financial reorganization will, in most cases, not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental value.

In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, we could become subject to a lender liability claim (alleging that we misused our influence on the borrower for the benefit of its lenders), if, among other things, the borrower requests significant managerial assistance from us and we provide that assistance.

Our failure to make follow-on investments in our portfolio companies could impair the value of our investments.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments to:

•	increase or maintain in whole or in part our equity ownership percentage;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments, may be constrained in our ability to employ available funds, or otherwise may lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. However, doing so could be placing even more capital at risk in existing portfolio companies.

The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements or the desire to maintain our tax status.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our Independent Directors and, in some cases, exemptive relief from the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we generally are prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our Independent Directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our Independent Directors and, in some cases, exemptive relief from the SEC. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

The decision by TSSP, TPG or our Adviser to allocate an opportunity to another entity could cause us to forgo an investment opportunity that we otherwise would have made. We also generally will be unable to invest in any issuer in which TSSP, TPG and its other affiliates or a fund managed by TSSP, TPG or its other affiliates has previously invested or in which they are making an investment. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

On December 16, 2014, we were granted an exemptive order from the SEC that allows us to co-invest, subject to certain conditions, with affiliates of TSSP and TPG in middle-market loan origination activities for companies domiciled in the United States and certain “follow-on” investments in companies in which we have already co-invested pursuant to the order and remain invested. We and our affiliates, including investment funds managed by our affiliates, are only permitted to co-invest in accordance with the terms of the exemptive order or in the limited circumstances otherwise currently permitted by regulatory guidance. See “Related-Party Transactions and Certain Relationships—Exemptive Order” for more information on the terms of the exemptive order.

Any acquisitions or strategic investments that we pursue are subject to risks and uncertainties.

We have pursued and may continue to pursue growth through acquisitions or strategic investments in new businesses. Completion and timing of any such acquisitions or strategic investments may be subject to a number of contingencies, including the uncertainty in reaching a commercial agreement with our counterparty, our ability to obtain required board, shareholder and regulatory approvals, as well as any required financing (or the risk that these are obtained subject to terms and conditions that are not anticipated). The announcement or consummation of any transaction also may adversely impact our business relationships or engender competitive responses.

Acquisitions could involve numerous additional risks, such as unanticipated litigation, unexpected costs, liabilities, charges or expenses resulting from a transaction, the inability to generate sufficient revenue to offset acquisition costs and any changes in general economic or industry specific conditions. There can be no assurance that the integration of an acquired business will be successful or that an acquired business will prove to be profitable or sustainable. The failure to integrate successfully or to manage the challenges presented by an integration process may adversely impact our financial results. In addition, the proposal and negotiation of acquisitions or strategic investments, whether or not completed, as well as the integration of those businesses into our existing portfolio, could result in substantial expenses and the diversion of our Adviser’s time, attention and resources from our day-to-day operations.

Our ability to manage our growth through acquisitions or strategic investments will depend, in part, on our success in addressing these risks. Any failure to effectively implement our acquisition or strategic investment strategies could have a material adverse effect on our business, financial condition or results of operations.

We cannot guarantee that we will be able to obtain various required licenses in U.S. states or in any other jurisdiction where they may be required in the future.

We are required to have and may be required in the future to obtain various state licenses to, among other things, originate commercial loans, and may be required to obtain similar licenses from other authorities, including outside of the United States, in the future in connection with one or more investments. Applying for and obtaining required licenses can be costly and take several months. We cannot assure you that we will maintain or obtain all of the licenses that we need on a timely basis. We also are and will be subject to various information and other requirements to maintain and obtain these licenses, and we cannot assure you that we will satisfy those requirements. Our failure to maintain or obtain licenses that we require, now or in the future, might restrict investment options and have other adverse consequences.

Our investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy may include potential investments in foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, U.S. trade policy, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Uncertainty in the wake of Brexit could also have negative impacts on both the U.K. economy and the economies of other countries in Europe. In addition, interest income derived from loans to foreign companies is not eligible to be distributed to our non-U.S. stockholders free from withholding taxes.

Although most of our investments will be U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us.

We expose ourselves to risks when we engage in hedging transactions.

We have entered, and may in the future enter, into hedging transactions, which may expose us to risks associated with such transactions. We may seek to utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates and the relative value of certain debt securities from changes in market interest rates. Use of these hedging instruments may include counter-party credit risk. To the extent we have non-U.S. investments, particularly investments denominated in non-U.S. currencies, our hedging costs will increase.

We also have the ability to borrow in certain foreign currencies under the second amended and restated senior secured revolving credit agreement, as amended, with SunTrust Bank, as administrative agent, and certain lenders, which we refer to as the Revolving Credit Facility. Instead of entering into a foreign exchange forward contract in connection with loans or other investments we have made that are denominated in a foreign currency, we may borrow in that currency to establish a natural hedge against our loan or investment. To the extent the loan or investment is based on a floating rate other than a rate under which we can borrow under our Revolving Credit Facility, we may seek to utilize interest rate derivatives to hedge our exposure to changes in the associated rate.

Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions were to decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions were to increase. It also may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging strategy will depend on our ability to correctly identify appropriate exposures for hedging. To date, we have entered into hedging transactions to seek to reduce currency exchange rate risk and interest rate risk related to specific portfolio companies. In addition, in connection with our 2019 Convertible Senior Notes and 2022 Convertible Senior Notes, which bear interest at fixed rates, we entered into fixed-to-floating interest rate swaps to continue to align the interest rates of our liabilities with our investment portfolio, which consists of predominately floating rate loans. However, unanticipated changes in currency exchange rates or other exposures that we might hedge may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary, as may the time period in which the hedge is effective relative to the time period of the related exposure.

For a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the positions being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Income derived from hedging transactions also is not eligible to be distributed to non-U.S. stockholders free from withholding taxes. See also “—Risks Related to Our Portfolio Company Investments—We are exposed to risks associated with changes in interest rates” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Hedging.”

Recent and anticipated regulatory changes require that certain types of swaps, including interest rate and credit default swaps, be cleared and traded on regulated platforms, and these regulatory changes are expected to apply to foreign exchange transactions in the future. Cleared swaps, such as the interest rate swaps we entered into in connection with our 2019 Convertible Senior Notes and 2022 Convertible Senior Notes, require us to post collateral. Any failure by us to fulfill any collateral requirement (e.g., a so-called “margin call”) may result in a default and could have a material adverse impact on our business, financial condition and results of operations. U.S. regulators have adopted rules imposing margin requirements for derivatives executed with registered swap dealers that are not cleared. These new requirements could significantly increase the cost of using non-cleared swaps to hedge our interest rate and foreign exchange risk.

Finally, the SEC has issued a proposed rule, Rule 18f-4, that if adopted would potentially constrain our ability to use swaps and other derivatives. Among other requirements, the proposed rule could potentially force us to reduce our use of leverage if our aggregate exposure to swap or derivative positions, together with outstanding leverage and any financial commitments to our portfolio companies, exceeds 150 percent of our net asset value, absent an assessment that our use of derivatives reduces our actual portfolio risk. In addition, we may be required under the proposed rule to carry sufficient cash and cash equivalents to meet our actual, and in some cases, expected future, obligations under any swaps or derivatives we currently have in place, which could cause the returns on our overall portfolio to be lower as a result. We cannot assure you when or if the proposed rule will be adopted by the SEC, and if adopted, whether the final rule will similarly constrain our ability to utilize swaps and derivatives in the future.

If we cease to be eligible for an exemption from regulation as a commodity pool operator, our compliance expenses could increase substantially.

Our Adviser has been granted relief under a no-action letter, known as Letter 12-40, issued by the staff of the Commodity Futures Trading Commission, or CFTC. Letter 12-40 relieves our Adviser from registering with the CFTC as the commodity pool operator, or CPO, of us, so long as we:

•	continue to be regulated by the SEC as a BDC;

•	confine our trading in CFTC-regulated derivatives within specified thresholds; and

•	are not marketed to the public as a commodity pool or as a vehicle for trading in CFTC-regulated derivatives.

If we were unable to satisfy the conditions of Letter 12-40 in the future, our Adviser may be subject to registration with the CFTC as a CPO. Registered CPOs must comply with numerous substantive regulations related to disclosure, reporting and recordkeeping, and are required to become members of the National Futures Association, or the NFA, and be subject to the NFA’s rules and bylaws. Compliance with these additional registration and regulatory requirements could increase our expenses and impact performance. The Adviser previously relied on the exemption from registration in CFTC Rule 4.13(a)(3), which is not available for advisers of companies whose stock is marketed to the public.

Our portfolio investments may present special tax issues.

Investments in below-investment grade debt instruments and certain equity securities may present special tax issues for us. U.S. federal income tax rules are not entirely clear about certain issues, including when we may cease to accrue interest, original issue discount or market discount, when and to what extent certain deductions may be taken for bad debts or worthless equity securities, how payments received on obligations in default should be allocated between principal and interest income, as well as whether exchanges of debt instruments in a bankruptcy or workout context are taxable. These matters could cause us to recognize taxable income for U.S. federal income tax purposes, even in the absence of cash or economic gain, and require us to make taxable distributions to our stockholders to maintain our RIC status or preclude the imposition of either U.S. federal corporate income or excise taxation. Additionally, because such taxable income may not be matched by corresponding cash received by us, we may be required to borrow money or dispose of other investments to be able to make distributions to our stockholders. These and other issues will be considered by us, to the extent determined necessary, so that we aim to minimize the level of any U.S. federal income or excise tax that we would otherwise incur. See “Material U.S. Federal Income Tax Considerations—Regulated Investment Company Classification.”

If we are not treated as a publicly offered regulated investment company, certain U.S. stockholders will be treated as having received a dividend from us in the amount of such U.S. stockholders’ allocable share of the Management and Incentive Fees paid to our investment adviser and certain of our other expenses, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. stockholders.

We expect to be treated as a “publicly offered regulated investment company” as a result of shares of our common stock being treated as regularly traded on an established securities market. However, we cannot assure you that we will be treated as a publicly offered regulated investment company for all years. For example, if our shares are not treated as regularly traded and we are not held by more than 500 persons at all times during the taxable year, we might not be treated as a publicly offered regulated investment company. If we are not treated as a publicly offered regulated investment company for any calendar year, each U.S. stockholder that is an individual, trust or estate will be treated as having received a dividend from us in the amount of such U.S. stockholder’s allocable share of the Management Fees and Incentive Fees paid to our Adviser and certain of our other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. stockholder. Miscellaneous itemized deductions generally are deductible by a U.S. stockholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under the Code. See “Material U.S. Federal Income Tax Considerations—Taxation of U.S. Stockholders—Potential Limitation with Respect to Certain U.S. Stockholders on Deductions for Certain Fees and Expenses.”

There are certain risks associated with holding debt obligations that have original issue discount or payment-in-kind interest.

Original issue discount, or OID, may arise if we hold securities issued at a discount, receive warrants in connection with the making of a loan, or in certain other circumstances. OID creates the risk that Incentive Fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized, while the Adviser will be under no obligation to reimburse us for these fees.

The higher interest rates of OID instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID instruments generally represent a significantly higher credit risk than coupon loans. Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

OID instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID income may also create uncertainty about the source of our cash dividends.

For accounting purposes, any cash dividends to stockholders representing OID income are not treated as coming from paid-in capital, even if the cash to pay them comes from the proceeds of issuances of our common stock. As a result, despite the fact that a dividend representing OID income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

Payment-in-kind, or PIK, interest has the effect of generating investment income at a compounding rate, thereby further increasing the Incentive Fees payable to the Adviser. Similarly, all things being equal, the deferral associated with PIK interest also increases the loan-to-value ratio at a compounding rate.

Risks Related to Offerings Pursuant to This Prospectus

There is a risk that investors in our common stock may not receive dividends or that our dividends may not grow over time.

We intend to continue paying dividends on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash dividends or year-to-year increases in cash dividends. Our ability to pay dividends might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC or restrictions under our credit facilities, we may be limited in our ability to pay dividends. Although a portion of our expected earnings and dividend distributions will be attributable to net interest income, we do not expect to generate capital gains from the sale of our portfolio investments on a level or uniform basis from quarter to quarter. This may result in substantial fluctuations in our quarterly dividend payments.

In some cases where we receive certain upfront fees in connection with loans we originate, we treat the loan as having OID under applicable accounting and tax regulations, even though we have received the corresponding cash. In other cases, however, we may recognize income before or without receiving the corresponding cash, including in connection with the accretion of OID. For other risks associated with debt obligations treated as having OID, see “—Risks Related to Our Portfolio Company Investments—There are certain risks associated with holding debt obligations that have original issue discount or payment-in-kind interest.”

Therefore, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code, even though we may not have received the corresponding cash amount. Accordingly, we may have to sell investments at times we would not otherwise consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax.

To the extent that the amounts distributed by us exceed our current and accumulated earnings and profits, these excess distributions will be treated first as a return of capital to the extent of a stockholder’s tax basis in his or her shares and then as capital gain. Reducing a stockholder’s tax basis will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of shares.

The part of the Incentive Fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of the Incentive Fee will become uncollectible. Consequently, while we may make Incentive Fee payments on income accruals that we may not collect in the future and with respect to which we do not have a clawback right against our Adviser, the amount of accrued income written off in any period will reduce the income in the period in which the write-off is taken and thereby reduce that period’s Incentive Fee payment, if any.

In addition, the middle-market companies in which we intend to invest may be more susceptible to economic downturns than larger operating companies, and therefore may be more likely to default on their payment obligations to us during recessionary periods. Any such defaults could substantially reduce our net investment income available for distribution in the form of dividends to our stockholders.

Investing in our securities may involve a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	the exclusion of BDC common stock from certain market indices, which could reduce the ability of certain investment funds to own our common stock and put short term selling pressure on our common stock;

•	loss of RIC or BDC status;

•	changes or perceived changes in earnings or variations in operating results;

•	changes in our portfolio of investments;

•	changes or perceived changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	any downgrades to our credit rating or placement on a negative watch status by a credit rating agency;

•	departure of the Adviser’s or any of its affiliates’ key personnel;

•	operating performance of companies comparable to us;

•	short-selling pressure with respect to shares of our common stock or BDCs generally;

•	future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities;

•	uncertainty surrounding the strength of the U.S. economic recovery;

•	concerns regarding European sovereign debt and Brexit;

•	concerns regarding volatility in the Chinese stock market and Chinese currency;

•	fluctuations in base interest rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We cannot assure you that the market price of shares of our common stock will not decline.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount from their net asset value and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. In the past, shares of BDCs, including at times shares of our common stock, have traded at prices per share below net asset value per share. We cannot predict whether our common stock will trade at a price per share above, at or below net asset value per share. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of a majority of our stockholders (including a majority of our unaffiliated stockholders) and our Independent Directors for such issuance.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, the availability of such common stock for sale (including as a result of the conversion of our 2019 Convertible Senior Notes and our 2022 Convertible Senior Notes into common stock) or the perception that such sales could occur could adversely affect the prevailing market prices for our common stock. If this occurs, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so. We cannot predict what effect, if any, future sales of securities or the availability of securities for future sales will have on the market price of our common stock prevailing from time to time.

Our stockholders may experience dilution upon the conversion of the 2019 Convertible Senior Notes and the 2022 Convertible Senior Notes.

Our 2019 Convertible Senior Notes and our 2022 Convertible Senior Notes are convertible into shares of our common stock beginning on June 15, 2019 and February 1, 2022, respectively, or earlier, under certain circumstances. Upon conversion of our 2019 Convertible Senior Notes and 2022 Convertible Senior Notes, we have the choice to pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. The initial conversion price of the 2019 Convertible Senior Notes is $25.83 per share and the initial conversion price of the 2022 Convertible Senior Notes is $21.34 per share, in each case taking into account certain de minimis adjustments that will be made on the conversion date and subject to further adjustment in certain circumstances. If we elect to deliver shares of common stock upon a conversion at the time our tangible book value per share exceeds the conversion price in effect at such time, our stockholders may incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of common stock upon our issuance of common stock in connection with the conversion of the 2019 Convertible Senior Notes and the 2022 Convertible Senior Notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

We have adopted a dividend reinvestment plan, pursuant to which we will reinvest all cash dividends and distributions declared by the Board on behalf of investors who do not elect to receive their dividends in cash. As a result, if the Board authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional common stock, rather than receiving the cash dividend or other distribution. See “Price Range of Common Stock and Distributions” and “Dividend Reinvestment Plan” for a description of our dividend policy and obligations.

In addition, the number of shares issued pursuant to the dividend reinvestment plan will be determined based on the market price of shares of our common stock, except in circumstances where the market price exceeds our most recently computed net asset value per share, in which case we will issue shares at the greater of (i) the most recently computed net asset value per share and (ii) 95% of the current market price per share or such lesser discount to the current market price per share that still exceeds the most recently computed net asset value per share. Accordingly, participants in the dividend reinvestment plan may receive a greater number of shares of our common stock than the number of shares associated with the market price of our common stock, resulting in dilution for other stockholders. Stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Purchases of our common stock by us under the Company 10b5-1 Plan may result in the price of our common stock being higher than the price that otherwise might exist in the open market.

We have entered into an agreement with Goldman, Sachs & Co., which we refer to as the Company 10b5-1 Plan, in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act, under which Goldman, Sachs & Co., as agent for us, will buy up to $50 million of our common stock in the aggregate during the period ending on the earlier of the date on which all the capital committed to the plan has been exhausted or August 31, 2017.

Whether purchases will be made under the Company 10b5-1 Plan and how much will be purchased at any time is uncertain, dependent on prevailing market prices and trading volumes, all of which we cannot predict. These activities may have the effect of maintaining the market price of our common stock or retarding a decline in the market price of the common stock, and, as a result, the price of our common stock may be higher than the price that otherwise might exist in the open market.

Purchases of our common stock by us under the Company 10b5-1 Plan may result in dilution to our net asset value per share.

The Company 10b5-1 Plan requires Goldman, Sachs & Co., as our agent, to repurchase shares of common stock on our behalf when the market price per share is below the most recently reported net asset value per share (including any updates, corrections or adjustments publicly announced by us to any previously announced net asset value per share). Under the Company 10b5-1 Plan, the agent will increase the volume of purchases made as the price of our common stock declines, subject to volume restrictions.

Because purchases under the Company 10b5-1 Plan are made beginning at any price below our most recently reported net asset value per share, if our net asset value per share as of the end of a quarter is lower than the net asset per share as of the end of the prior quarter, purchases under the Company 10b5-1 Plan during the period from the end of a quarter to the time of our earnings release announcing the new net asset value per share for that quarter may result in dilution to our net asset value per share. This dilution would occur because we would repurchase shares under the Company 10b5-1 Plan at a price above the net asset value per share as of the end of the most recent quarter end, which would cause a proportionately smaller increase in our stockholders’ interest in our earnings and assets and their voting interest in us than the decrease in our assets resulting from such repurchase. As a result of any such dilution, our market price per share may decline. The actual dilutive effect will depend on the number of shares of common stock that could be so repurchased, the price and the timing of any repurchases under the Company 10b5-1 Plan.

We will have broad discretion over the use of proceeds of any offering made pursuant to this prospectus, to the extent it is successful.

We will have significant flexibility in applying the proceeds of any offering made pursuant to this prospectus. For example, we may pay operating expenses from net proceeds, which could limit our ability to achieve our investment objective.

The net asset value per share of our common stock may be diluted if we sell or otherwise issue shares of our common stock at prices below the then-current net asset value per share of our common stock.

Pursuant to approval granted at a special meeting of stockholders held on May 18, 2017, we are currently permitted to sell or otherwise issue shares of our common stock at a price below our then-current net asset value per share, subject to the approval of our Board and certain other conditions. Such stockholder approval expires on May 18, 2018.

Any decision to sell or otherwise issue shares of our common stock below our then-current net asset value per share would be subject to the determination by our board of directors that such issuance or sale is in our and our stockholders’ best interests.

If we were to sell or otherwise issue shares of our common stock below our then-current net asset value per share, such issuances or sales would result in an immediate dilution to the net asset value per share of our common stock. This dilution would occur as a result of the issuance or sale of shares at a price below the then-current net asset value per share of our common stock and a proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance or sale. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

Further, if our current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then-current net asset value per share, their voting power will be diluted. For additional information and hypothetical examples of these risks, see “Sales of Common Stock Below Net Asset Value” and the prospectus supplement pursuant to which such sale is made.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

We may in the future determine to issue preferred stock, which could adversely affect the market value of our common stock and cause the net asset value and market value of our common stock to be more volatile.

The issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could adversely affect the market price for our common stock by making an investment in the common stock less attractive and could make the net asset value and market value of our common stock more volatile. Payment of dividends and repayment of the liquidation preference of preferred stock would take preference over any dividends or other payments to our common stockholders, and holders of preferred stock would not be subject to any of our expenses or losses and would not be entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred stock that converts into common stock). If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, under the 1940 Act, preferred stock constitutes a “senior security” for purposes of the asset coverage test.

Holders of any preferred stock we might issue would have the right to elect members of the board of directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of the Board at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders may have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and, accordingly, could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict, that could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.

In addition to factors identified elsewhere in this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	an economic downturn could impair our portfolio companies’ abilities to continue to operate, which could lead to the loss of some or all of our investments in those portfolio companies;

•	such an economic downturn could disproportionately impact the companies in which we have invested and others that we intend to target for investment, potentially causing us to experience a decrease in investment opportunities and diminished demand for capital from these companies;

•	such an economic downturn could also impact availability and pricing of our financing;

•	an inability to access the capital markets could impair our ability to raise capital and our investment activities; and

•	the risks, uncertainties and other factors we identify in the section entitled “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, some of those assumptions are based on the work of third parties and any of those assumptions could prove to be inaccurate; as a result, forward-looking statements based on those assumptions also could prove to be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include, among other things, those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. We do not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law. You should understand that, under Section 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which preclude civil liability for certain forward-looking statements, do not apply to the forward-looking statements made in connection with any offering of securities pursuant to this prospectus.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which may include investing in portfolio companies in accordance with our investment objective and strategies described in this prospectus and repaying indebtedness (which will be subject to reborrowing). The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We estimate that it will take less than three months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities, market conditions and the amount raised.

Proceeds not immediately used for new investments or the temporary repayment of debt will be invested primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower dividends, if any, during such period.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NYSE under the symbol “TSLX.” Our common stock has historically traded at prices both above and below our net asset value per share. It is not possible to predict whether our common stock will trade at a price per share at, above or below net asset value per share. See “Risk Factors—Risks Related to Offerings Pursuant to This Prospectus.”

The following table sets forth the net asset value per share of our common stock, the range of high and low closing sales prices of our common stock reported on the NYSE, the closing sales price as a premium (discount) to net asset value and the dividends declared by us in each fiscal quarter for the year ending December 31, 2017 and for the years ended December 31, 2016 and 2015. On May 19, 2017, the last reported closing sales price of our common stock on the NYSE was $20.50 per share, which represented a premium of approximately 27.8% to the net asset value per share reported by us as of March 31, 2017, the last date prior to the date of this prospectus for which we reported net asset value.

	Net Asset Value(1)	Price Range		High Sales Price to Net Asset Value(2)	Low Sales Price to Net Asset Value(2)	Cash Dividend Per Share(3)
		High	Low
Year ended December 31, 2015
First Quarter	$15.60	$18.54	$16.34	18.8%	4.7%	$0.39
Second Quarter	$15.84	$18.35	$17.00	15.8%	7.3%	$0.39
Third Quarter	$15.62	$18.00	$16.22	15.2%	3.8%	$0.39
Fourth Quarter	$15.15	$17.65	$15.97	16.5%	5.4%	$0.39
Year ended December 31, 2016
First Quarter	$15.11	$16.86	$15.15	11.6%	0.3%	$0.39
Second Quarter	$15.55	$16.74	$15.97	7.7%	2.7%	$0.39
Third Quarter	$15.78	$18.77	$16.61	18.9%	5.3%	$0.39
Fourth Quarter	$15.95	$19.05	$17.43	19.4%	9.3%	$0.39
Year ending December 31, 2017
First Quarter	$16.04	$20.39	$18.27	27.1%	13.9%	$0.39
Second Quarter (through May 19, 2017)	*	$20.99	$20.31	*	*	$0.43

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)	Calculated as the respective high or low closing sales price less net asset value, divided by net asset value (in each case, as of the applicable quarter).

(3)	Represents the dividends declared in the relevant quarter.

*	Net asset value has not yet been reported for this period.

To the extent we have earnings available for distribution, we expect to continue distributing quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our Board. Any dividends to our stockholders will be declared out of assets legally available for distribution.

On May 3, 2017, our Board declared a dividend of $0.39 per share for the quarter ending June 30, 2017 to stockholders of record as of June 15, 2017, payable on or about July 14, 2017, and a quarterly variable supplemental dividend of $0.04 per share, payable on or about June 30, 2017, to stockholders of record as of May 31, 2017. We anticipate that these dividends will be paid from income generated primarily by interest earned on our investment portfolio.

The following tables summarize dividends declared during the three months ended March 31, 2017 and the years ended December 31, 2016 and 2015:

	Three Months Ended 31, 2017
Date Declared	Record Date	Payment Date	Dividend per Share
February 22, 2017	April 7, 2017	April 28, 2017	$0.39

Total Dividends Declared			$0.39

	Year Ended December 31, 2016
Date Declared	Record Date	Payment Date	Dividend per Share
February 24, 2016	March 31, 2016	April 29, 2016	$0.39
May 4, 2016	June 30, 2016	July 29, 2016	$0.39
August 3, 2016	September 30, 2016	October 31, 2016	$0.39
November 7, 2016	December 31, 2016	January 31, 2017	$0.39

Total Dividends Declared			$1.56

	Year Ended December 31, 2015
Date Declared	Record Date	Payment Date	Dividend per Share
February 24, 2015	March 31, 2015	April 30, 2015	$0.39
May 7, 2015	June 30, 2015	July 31, 2015	$0.39
August 4, 2015	September 30, 2015	October 30, 2015	$0.39
November 3, 2015	December 31, 2015	January 29, 2016	$0.39

Total Dividends Declared			$1.56

The dividends declared during the three months ended March 31, 2017 were derived from net investment income, determined on a tax basis. The dividends declared during the years ended December 31, 2016 and 2015 were derived from net investment income and net realized capital gains, determined on a tax basis.

To the extent that the amounts distributed by us are in excess of our current and accumulated earnings and profits, such excess distributions will be treated first as a return of capital to the extent of a stockholder’s tax basis in his or her shares and then as capital gain. Reducing a stockholder’s tax basis will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of shares. The specific tax characteristics of the dividend will be reported to stockholders after the end of the calendar year.

To be treated as a RIC for U.S. federal income tax purposes and therefore to avoid being subject to corporate-level U.S. federal income taxation of our earnings, we must distribute (or be treated as distributing) in each taxable year dividends for tax purposes equal to at least 90% of our investment company taxable income (as defined by the Code) and 90% of our net tax-exempt income to our stockholders in that taxable year. In addition, we generally will be subject to a nondeductible U.S. federal excise tax equal to 4% of the amount by which our distributions for a calendar year are less than the sum of:

•	98% of our net ordinary income, excluding certain ordinary gains and losses, recognized during such calendar year;

•	98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of such calendar year; and

•	100% of income or gains recognized, but not distributed, in preceding years.

For these purposes, we will be deemed to have distributed any net ordinary taxable income or capital gain net income on which we have paid U.S. federal income tax. Depending on the level of taxable income earned in a calendar year, we may choose to carry forward taxable income for distribution in the following calendar year, and pay any applicable U.S. federal excise tax. We elected to retain a portion of income and capital gains for the three months ended March 31, 2017 and the calendar years ended December 31, 2016 and 2015 for purposes of additional liquidity and we recorded a net expense of $0.8 million, $2.2 million and $1.5 million, respectively, for U.S. federal excise tax as a result. We cannot assure you that we will achieve results that will permit the payment of any dividends. See “Risk Factors—Risks Related to Our Business and Structure—We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code, including as a result of our failure to satisfy the RIC distribution requirements.”

We also intend to distribute net capital gains (that is, net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such net capital gains for investment and elect to treat such gains as deemed distributions to our stockholders. If this happens, our stockholders will be treated for U.S. federal income tax purposes as if they had received an actual distribution of the net capital gains that we retain and they reinvested the net after-tax proceeds in us. In this situation, our stockholders would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. See “Material U.S. Federal Income Tax Considerations.” We cannot assure you that we will achieve results that will permit us to pay any cash dividends or that we will not be limited in our ability to pay dividends under the asset coverage test applicable to us under the 1940 Act.

Unless our common stockholders elect to receive their dividends in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. See “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with “Selected Financial Data and Other Information” and our consolidated financial statements and related notes appearing elsewhere in this prospectus. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in this prospectus for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

TPG Specialty Lending, Inc. is a Delaware corporation formed on July 21, 2010. The Adviser is our external manager. We have three wholly owned subsidiaries, TC Lending, LLC, a Delaware limited liability company, which holds a California finance lender and broker license, TPG SL SPV, LLC, a Delaware limited liability company, in which we hold assets that were used to support our asset-backed credit facility, and TSL MR, LLC, a Delaware limited liability company, in which we hold certain investments. Our results reflect our ramp-up of initial investments, which is now complete, as well as the ongoing measured growth of our portfolio of investments.

We have elected to be regulated as a BDC under the 1940 Act and as a RIC under the Code. We made our BDC election on April 15, 2011. As a result, we are required to comply with various statutory and regulatory requirements, such as:

•	the requirement to invest at least 70% of our assets in “qualifying assets”;

•	source of income limitations;

•	asset diversification requirements; and

•	the requirement to distribute (or be treated as distributing) in each taxable year at least 90% of our investment company taxable income and tax-exempt interest for that taxable year.

Our shares are currently listed on the NYSE under the symbol “TSLX.”

We have in place a stock repurchase plan, the Company 10b5-1 Plan, to acquire up to $50 million in the aggregate of our common stock at prices below our net asset value per share over a specified period, in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Exchange Act. We put the Company 10b5-1 Plan in place because we believe that if our common stock is trading below our then-current net asset value, it is in the best interest of our stockholders for us to reinvest in our portfolio and increase our leverage ratio through share repurchases.

The Company 10b5-1 Plan is designed to allow us to repurchase our common stock at times when we otherwise might be prevented from doing so under insider trading laws. The Company 10b5-1 Plan requires Goldman, Sachs & Co., as our agent, to repurchase shares of common stock on our behalf when the market price per share is below the most recently reported net asset value per share (including any updates, corrections or adjustments publicly announced by us to any previously announced net asset value per share). Under the Company 10b5-1 Plan, the agent will increase the volume of purchases made as the price of our common stock declines, subject to volume restrictions. The timing and amount of any stock repurchases will depend on the terms and conditions of the Company 10b5-1 Plan, the market price of our common stock and trading volumes, and no assurance can be given that any particular amount of common stock will be repurchased.

On August 4, 2015, our Board authorized us to enter into a new stock repurchase plan, the Company 10b5-1 Plan, to acquire up to $50 million in the aggregate of our common stock at prices just below our net asset value over an initial six-month period, in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Exchange Act, and has continued to authorize extensions of the plan termination date prior to its expiration since that time. On February 22, 2017, our Board authorized the extension of the termination date of the Company 10b5-1 Plan to August 31, 2017. Unless extended or terminated by the Board, the Company 10b5-1 Plan will be in effect through the earlier of August 31, 2017 or such time as the current approved repurchase amount of up to $50 million has been fully utilized, subject to certain conditions.

Our Investment Framework

We are a specialty finance company focused on lending to middle-market companies. Since we began our investment activities in July 2011, through March 31, 2017, we have originated more than $5.4 billion aggregate principal amount of investments and retained approximately $3.6 billion aggregate principal amount of these investments on our balance sheet prior to any subsequent exits and repayments. We seek to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine and unsecured loans and investments in corporate bonds and equity securities.

By “middle-market companies,” we mean companies that have annual EBITDA, which we believe is a useful proxy for cash flow, of $10 million to $250 million, although we may invest in larger or smaller companies on occasion. As of March 31, 2017, our core portfolio companies, which excludes certain investments that fall outside of our typical borrower profile and represent 84.9% of our total investments based on fair value, had weighted average annual revenue of $141.0 million and weighted average annual EBITDA of $30.7 million.

We invest in first-lien debt, second-lien debt, mezzanine and unsecured debt and equity and other investments. Our first-lien debt may include stand-alone first-lien loans; “last out” first-lien loans, which are loans that have a secondary priority behind super-senior “first out” first-lien loans; “unitranche” loans, which are loans that combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position; and secured corporate bonds with similar features to these categories of first-lien loans. Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt.

The debt in which we invest typically is not rated by any rating agency, but if these instruments were rated, they would likely receive a rating of below investment grade (that is, below BBB- or Baa3), which is often referred to as “junk.”

As of March 31, 2017, the average investment size in each of our portfolio companies was approximately $32.9 million based on fair value.

The companies in which we invest use our capital to support organic growth, acquisitions, market or product expansion and recapitalizations (including restructurings). As of March 31, 2017, the largest single investment based on fair value represented 4.8% of our total investment portfolio.

Through our Adviser, we consider potential investments utilizing a four-tiered investment framework and against our existing portfolio as a whole:

Business and sector selection. We focus on companies with enterprise value between $50 million and $1 billion. When reviewing potential investments, we seek to invest in businesses with high marginal cash flow, recurring revenue streams and where we believe credit quality will improve over time. We look for portfolio companies that we think have a sustainable competitive advantage in growing industries or distressed situations. We also seek companies where our investment will have a low loan-to-value ratio.

We currently do not limit our focus to any specific industry and we may invest in larger or smaller companies on occasion. We classify the industries of our portfolio companies by end-market (such as healthcare, and business services) and not by the products or services (such as software) directed to those end-markets.

As of March 31, 2017, no industry represented more than 22.5% of our total investment portfolio based on fair value.

Investment Structuring. We focus on investing at the top of the capital structure and protecting that position. As of March 31, 2017, approximately 98.7% of our portfolio was invested in secured debt, including 98.5% in first-lien debt investments. We carefully perform diligence and structure investments to include strong investor covenants. As a result, we structure investments with a view to creating opportunities for early intervention in the event of non-performance or stress. In addition, we seek to retain effective voting control in investments over the loans or particular class of securities in which we invest through maintaining affirmative voting positions or negotiating consent rights that allow us to retain a blocking position. We also aim for our loans to mature on a medium term, between two to six years after origination. For the three months ended March 31, 2017, the weighted average term on new investment commitments in new portfolio companies was 5.6 years.

Deal Dynamics. We focus on, among other deal dynamics, direct origination of investments, where we identify and lead the investment transaction. A substantial majority of our portfolio investments are sourced through our direct or proprietary relationships.

Risk Mitigation. We seek to mitigate non-credit-related risk on our returns in several ways, including call protection provisions to protect future payment income. As of March 31, 2017, we had call protection on 83.0% of our debt investments based on fair value, with weighted average call prices of 106.7% for the first year, 103.6% for the second year and 101.6% for the third year, in each case from the date of the initial investment. As of March 31, 2017, 100.0% of our debt investments based on fair value bore interest at floating rates (when including investment specific hedges), with 92.7% of these subject to interest rate floors, which we believe helps act as a portfolio-wide hedge against inflation.

Relationship with our Adviser, TSSP and TPG

Our Adviser is a Delaware limited liability company. Our Adviser acts as our investment adviser and administrator and is a registered investment adviser with the SEC under the Advisers Act. Our Adviser sources and manages our portfolio through a dedicated team of investment professionals predominately focused on us. Our Investment Team is led by our Chairman and Co-Chief Executive Officer and our Adviser’s Co-Chief Investment Officer Joshua Easterly, our Co-Chief Executive Officer Michael Fishman and our Adviser’s Co-Chief Investment Officer Alan Waxman, all of whom have substantial experience in credit origination, underwriting and asset management. Our investment decisions are made by our Investment Review Committee, which includes senior personnel of our Adviser and TSSP.

TSSP, with over $19 billion of assets under management as of March 31, 2017, is TPG’s special situations and credit platform and encompasses TPG Specialty Lending, TPG Opportunities Partners and TSSP Adjacent Opportunities Partners, which invest in special situations and distressed investments across the credit cycle, TSL Europe, which is aimed at European middle-market loan originations, and TPG Institutional Credit Partners, which is a “public-side” credit investment platform focused on investment opportunities in broadly syndicated leveraged loan markets. TSSP has extensive experience with highly complex, global public and private investments executed through primary originations, secondary market purchases and restructurings, and has a team of over 160 investment and operating professionals. As of March 31, 2017, twenty nine (29) of these personnel are dedicated to our business, including twenty one (21) investment professionals.

Our Adviser consults with TSSP and TPG in connection with a substantial number of our investments. The TSSP and TPG platforms provide us with a breadth of large and scalable investment resources. We believe we benefit from their market expertise, insights into sector and macroeconomic trends and intensive due diligence capabilities, which help us discern market conditions that vary across industries and credit cycles, identify favorable investment opportunities and manage our portfolio of investments. TSSP and TPG will refer all middle-market loan origination activities for companies domiciled in the United States to us and conduct those activities through us. The Adviser will determine whether it would be permissible, advisable or otherwise appropriate for us to pursue a particular investment opportunity allocated to us by TSSP and TPG.

On December 16, 2014, we were granted an exemptive order from the SEC that allows us to co-invest, subject to certain conditions and to the extent the size of an investment opportunity exceeds the amount our Adviser has independently determined is appropriate to invest, with affiliates of TSSP and TPG in middle-market loan origination activities for companies domiciled in the United States and certain “follow-on” investments in companies in which we have already co-invested pursuant to the order and remain invested.

We believe our ability to co-invest with TSSP and TPG affiliates is particularly useful where we identify larger capital commitments than otherwise would be appropriate for us. We expect that with the ability to co-invest with TSSP and TPG affiliates we will continue to be able to provide “one-stop” financing to a potential portfolio company in these circumstances, which may allow us to capture opportunities where we alone could not commit the full amount of required capital or would have to spend additional time to locate unaffiliated co-investors.

Under the terms of the Investment Advisory Agreement and Administration Agreement, the Adviser’s services are not exclusive, and the Adviser is free to furnish similar or other services to others, so long as its services to us are not impaired. Under the terms of the Investment Advisory Agreement, we will pay the Adviser the base management fee, or the Management Fee, and may also pay certain incentive fees, or the Incentive Fees.

Under the terms of the Administration Agreement, the Adviser also provides administrative services to us. These services include providing office space, equipment and office services, maintaining financial records, preparing reports to stockholders and reports filed with the SEC, and managing the payment of expenses and the oversight of the performance of administrative and professional services rendered by others. Certain of these services are reimbursable to the Adviser under the terms of the Administration Agreement.

Key Components of Our Results of Operations

Investments

We focus primarily on the direct origination of loans to middle-market companies domiciled in the United States.

Our level of investment activity (both the number of investments and the size of each investment) can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital generally available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make.

In addition, as part of our risk strategy on investments, we may reduce certain levels of investments through partial sales or syndication to additional investors.

Revenues

We generate revenues primarily in the form of interest income from the investments we hold. In addition, we may generate income from dividends on direct equity investments, capital gains on the sales of loans and debt and equity securities and various loan origination and other fees. Our debt investments typically have a term of two to six years, and, as of March 31, 2017, 100.0% of these investments based on fair value bore interest at a floating rate (when including investment specific hedges), with 92.7% of these subject to interest rate floors. Interest on debt investments is generally payable quarterly or semiannually. Some of our investments provide for deferred interest payments or PIK interest. For the three months ended March 31, 2017, 3.3% of our total investment income was comprised of PIK interest.

Changes in our net investment income are primarily driven by the spread between the payments we receive from our investments in our portfolio companies against our cost of funding, rather than by changes in interest rates. Our investment portfolio primarily consists of floating rate loans, and our credit facilities and Convertible Senior Notes, after taking into account the effect of the interest rate swaps we have entered into in connection with the Convertible Senior Notes, all bear interest at floating rates. Macro trends in base interest rates like LIBOR may affect our net investment income over the long term. However, because we generally originate loans to a small number of portfolio companies each quarter, and those investments also vary in size, our results in any given period—including the interest rate on investments that were sold or repaid in a period compared to the interest rate of new investments made during that period—often are idiosyncratic, and reflect the characteristics of the particular portfolio companies that we invested in or exited during the period and not necessarily any trends in our business.

In addition to interest income, our net investment income is also driven by prepayment and other fees, which also can vary significantly from quarter to quarter. The level of prepayment fees is generally correlated to the movement in credit spreads and risk premiums, but also will vary based on corporate events that may take place at an individual portfolio company in a given period—e.g., merger and acquisition activity, initial public offerings and restructurings. As noted above, generally a small but varied number of portfolio companies may make prepayments in any quarter, meaning that changes in the amount of prepayment fees received can vary significantly between periods and can vary without regard to underlying credit trends.

Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts as interest income using the effective interest method for term instruments and the straight-line method for revolving or delayed draw instruments. Repayments of our debt investments can reduce interest income from period to period. We record prepayment premiums on loans as interest income. We also may generate revenue in the form of commitment, amendment, structuring, syndication or due diligence fees, fees for providing managerial assistance and consulting fees. The frequency or volume of these repayments may fluctuate significantly.

Dividend income on common equity investments is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Our portfolio activity also reflects the proceeds of sales of investments. We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized gains (losses) on investments in the consolidated statements of operations.

Expenses

Our primary operating expenses include the payment of fees to our Adviser under the Investment Advisory Agreement, expenses reimbursable under the Administration Agreement and other operating costs described below. Additionally, we pay interest expense on our outstanding debt. We bear all other costs and expenses of our operations, administration and transactions, including those relating to:

•	calculating individual asset values and our net asset value (including the cost and expenses of any independent valuation firms);

•	expenses, including travel expenses, incurred by the Adviser, or members of our Investment Team, or payable to third parties, in respect of due diligence on prospective portfolio companies and, if necessary, in respect of enforcing our rights with respect to investments in existing portfolio companies;

•	the costs of any public offerings of our common stock and other securities, including registration and listing fees;

•	the Management Fee and any Incentive Fee;

•	certain costs and expenses relating to distributions paid on our shares;

•	administration fees payable under our Administration Agreement;

•	costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, and the compensation of professionals responsible for the preparation of the foregoing, including the allocable portion of the compensation of our Chief Compliance Officer, Chief Financial Officer and other professionals who spend time on those related activities (based on the percentage of time those individuals devote, on an estimated basis, to our business and affairs);

•	debt service and other costs of borrowings or other financing arrangements;

•	the Adviser’s allocable share of costs incurred in providing significant managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, making or holding investments;

•	transfer agent and custodial fees;

•	costs of hedging;

•	commissions and other compensation payable to brokers or dealers;

•	taxes;

•	Independent Director fees and expenses;

•	the costs of any reports, proxy statements or other notices to our stockholders (including printing and mailing costs), the costs of any stockholders’ meetings and the compensation of investor relations personnel responsible for the preparation of the foregoing and related matters;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct costs and expenses of administration, including audit, accounting, consulting and legal costs; and

•	all other expenses reasonably incurred by us in connection with making investments and administering our business.

We expect that during periods of asset growth, our general and administrative expenses will be relatively stable or will decline as a percentage of total assets, and will increase as a percentage of total assets during periods of asset declines.

Leverage

While as a BDC the amount of leverage that we are permitted to use is limited in significant respects, we use leverage to increase our ability to make investments. The amount of leverage we use in any period depends on a variety of factors, including cash available for investing, the cost of financing and general economic and market conditions, however, our total borrowings are limited so that our asset coverage ratio cannot fall below 200% immediately after any borrowing, as defined in the 1940 Act. In any period, our interest expense will depend largely on the extent of our borrowing and we expect interest expense will increase as we increase leverage over time within the limits of the 1940 Act. In addition, we may dedicate assets as collateral to financing facilities from time to time.

Market Trends

We believe trends in the middle-market lending environment, including the limited availability of capital, strong demand for debt capital and specialized lending requirements, are likely to continue to create favorable opportunities for us to invest at attractive risk-adjusted rates.

The limited number of providers of capital to middle-market companies, combined with expected increases in required capital levels for financial institutions, reduces the capacity of traditional lenders to serve middle-market companies. We believe that the limited availability of capital creates a large number of opportunities for us to originate direct investments in companies. We also believe that the large amount of uninvested capital held by private equity firms will continue to drive deal activity, which may in turn create additional demand for debt capital.

The limited number of providers is further exacerbated by the specialized due diligence and underwriting capabilities, as well as extensive ongoing monitoring required for middle-market lending. We believe middle-market lending is generally more labor-intensive than lending to larger companies due to smaller investment sizes and the lack of publicly available information on these companies.

An imbalance between the supply of, and demand for, middle-market debt capital creates attractive pricing dynamics for investors such as BDCs. The negotiated nature of middle-market financings also generally provides for more favorable terms to the lenders, including stronger covenant and reporting packages, better call protection and lender-protective change of control provisions. We believe that BDCs have flexibility to develop loans that reflect each borrower’s distinct situation, provide long-term relationships and a potential source for future capital, which renders BDCs, including us, attractive lenders.

Portfolio and Investment Activity

As of March 31, 2017, our portfolio based on fair value consisted of 98.5% first-lien debt investments, 0.2% second-lien debt investments, and 1.3% equity and other investments. As of December 31, 2016, our portfolio based on fair value consisted of 96.5% first-lien debt investments, 1.2% second-lien debt investments, 0.6% mezzanine and unsecured debt investments, and 1.7% equity and other investments.

As of March 31, 2017 and December 31, 2016, our weighted average total yield of debt and income-producing securities at fair value (which includes interest income and amortization of fees and discounts) was 10.3% and 10.4%, respectively, and our weighted average total yield of debt and income-producing securities at amortized cost (which includes interest income and amortization of fees and discounts) was 10.4% and 10.4%, respectively.

As of March 31, 2017 and December 31, 2016, we had investments in 48 and 52 portfolio companies, respectively, with an aggregate fair value of $1,580.3 million and $1,657.4 million, respectively.

For the three months ended March 31, 2017, we made new investment commitments of $149.2 million in five new portfolio companies. For this period, we had $213.5 million aggregate principal amount in exits and repayments.

For the three months ended March 31, 2016, we made new investment commitments of $129.6 million, including $78.5 million in four new portfolio companies and $51.1 million in four existing portfolio companies. For this period, we had $45.8 million aggregate principal amount in exits and repayments.

For the year ended December 31, 2016, we made new investment commitments of $562.7 million, including $492.7 million in 14 new portfolio companies and $70.0 million in 9 existing portfolio companies. For this period, we had $416.5 million aggregate principal amount in exits and repayments.

For the year ended December 31, 2015, we made new investment commitments of $718.7 million, including $631.6 million in 20 new portfolio companies and $87.1 million in 14 existing portfolio companies. For this period, we had $385.2 million aggregate principal amount in exits and repayments.

For the year ended December 31, 2014, we made new investment commitments of $884.4 million, including $805.7 million in 20 new portfolio companies and $78.7 million in seven existing portfolio companies. For this period, we had $518.4 million aggregate principal amount in exits and repayments.

Our investment activity for the three months ended March 31, 2017 and 2016 and for the years ended December 31, 2016, 2015 and 2014 is presented below (information presented herein is at par value unless otherwise indicated).

	Three Months Ended		Year Ended
($ in millions)	March 31, 2017	March 31, 2016	2016	2015	2014
New investment commitments:
Gross originations	$285.9	$164.6	$761.5	$964.2	$1,120.1
Less: Syndications/sell downs	136.7	35.0	198.8	245.5	235.7

Total new investment commitments	$149.2	$129.6	$562.7	$718.7	$884.4
Principal amount of investments funded:
First-lien	$142.2	$127.5	$518.0	$581.3	$681.3
Second-lien	—	—	—	40.6	102.7
Mezzanine and unsecured	—	2.1	2.1	23.3	14.7
Equity and other	—	—	—	18.8	16.2

Total	$142.2	$129.6	$520.1	$664.0	$814.9
Principal amount of investments sold or repaid:
First-lien	$175.6	$43.6	$316.2	$353.3	$395.0
Second-lien	15.7	—	72.1	27.0	123.4
Mezzanine and unsecured	11.5	2.2	23.7	4.9	—
Equity and other	10.7	—	4.5	—	—

Total	$213.5	$45.8	$416.5	$385.2	$518.4
Number of new investment commitments in new portfolio companies	5	4	14	20	20
Average new investment commitment amount in new portfolio companies	$29.8	$19.6	$35.2	$31.6	$40.3
Weighted average term for new investment commitments in new portfolio companies (in years)	5.6	5.0	4.3	5.0	4.7
Percentage of new debt investment commitments at floating rates(1)	100.0%	98.3%	99.6%	95.2%	96.5%
Percentage of new debt investment commitments at fixed rates	—	1.7%	0.4%	4.8%	3.5%
Weighted average interest rate of new investment commitments	9.4%	9.0%	9.1%	8.9%	9.6%

	Three Months Ended		Year Ended
($ in millions)	March 31, 2017	March 31, 2016	2016	2015	2014
Weighted average spread over LIBOR of new floating rate investment commitments(1)	8.7%	8.0%	8.3%	8.3%	8.5%
Weighted average interest rate on investments sold or paid down	9.3%	8.8%	8.6%	10.0%	10.2%

(1)	Includes one fixed rate investment for the three months ended March 31, 2017 and the year ended December 31, 2015 for which we entered into an interest rate swap agreement to swap to a floating rate.

As of March 31, 2017, December 31, 2016 and December 31, 2015, our investments consisted of the following:

	March 31, 2017		December 31, 2016		December 31, 2015
($ in millions)	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
First-lien debt investments	$1,556.7	$1,553.5	$1,599.6	$1,592.8	$1,310.2	$1,333.1
Second-lien debt investments	3.4	3.4	19.6	24.0	121.2	126.0
Mezzanine and unsecured debt investments	—	—	10.7	10.7	28.0	29.8
Equity and other investments	20.2	30.2	27.5	40.2	26.3	40.8

Total	$1,580.3	$1,587.1	$1,657.4	$1,667.7	$1,485.7	$1,529.7

The following tables show the fair value and amortized cost of our performing and non-accrual investments as of March 31, 2017, December 31, 2016 and December 31, 2015:

	March 31, 2017		December 31, 2016		December 31, 2015
($ in millions)	Fair Value	Percentage	Fair Value	Percentage	Fair Value	Percentage
Performing	$1,549.7	98.1%	$1,657.4	100.0%	$1,485.7	100.0%
Non-accrual(1)	30.6	1.9%	—	—	—	—

Total	$1,580.3	100.0%	$1,657.4	100.0%	$1,485.7	100.0%

	March 31, 2017		December 31, 2016		December 31, 2015
($ in millions)	Amortized Cost	Percentage	Amortized Cost	Percentage	Amortized Cost	Percentage
Performing	$1,534.2	96.7%	$1,667.7	100.0%	$1,529.7	100.0%
Non-accrual(1)	52.9	3.3%	—	—	—	—

Total	$1,587.1	100.0%	$1,667.7	100.0%	$1,529.7	100.0%

(1)	Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when management has reasonable doubt that the borrower will pay principal or interest in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Non-accrual loans are restored to accrual status when past due principal and interest has been paid and, in management’s judgment, the borrower is likely to make principal and interest payments in the future. Management may determine to not place a loan on non-accrual status if, notwithstanding any failure to pay, the loan has sufficient collateral value and is in the process of collection. See “—Critical Accounting Policies—Interest and Dividend Income Recognition.”

The weighted average yields and interest rates of our performing debt investments at fair value as of March 31, 2017, December 31, 2016 and December 31, 2015 were as follows:

	March 31, 2017	December 31, 2016	December 31, 2015
Weighted average total yield of debt and income-producing securities	10.3%	10.4%	10.3%
Weighted average interest rate of debt and income-producing securities	9.7%	9.8%	9.8%
Weighted average spread over LIBOR of all floating rate investments(1)	8.8%	8.9%	8.8%

(1)	Includes fixed rate investments for which we entered into interest rate swap agreements to swap to floating rates.

The Adviser monitors our portfolio companies on an ongoing basis. The Adviser monitors the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action for each company. The Adviser has a number of methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•	periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other companies in the industry;

•	attendance at, and participation in, board meetings; and

•	review of monthly and quarterly financial statements and financial projections for portfolio companies.

As part of the monitoring process, the Adviser regularly assesses the risk profile of each of our investments and, on a quarterly basis, grades each investment on a risk scale of 1 to 5. Risk assessment is not standardized in our industry and our risk assessment may not be comparable to ones used by our competitors. Our assessment is based on the following categories:

•	An investment is rated 1 if, in the opinion of the Adviser, it is performing as agreed and there are no concerns about the portfolio company’s performance or ability to meet covenant requirements. For these investments, the Adviser generally prepares monthly reports on investment performance and intensive quarterly asset reviews.

•	An investment is rated 2 if it is performing as agreed, but, in the opinion of the Adviser, there may be concerns about the company’s operating performance or trends in the industry. For these investments, in addition to monthly reports and quarterly asset reviews, the Adviser also researches any areas of concern with the objective of early intervention with the portfolio company.

•	An investment will be assigned a rating of 3 if it is paying as agreed but a material covenant violation is expected. For these investments, in addition to monthly reports and quarterly asset reviews, the Adviser also adds the investment to its “watch list” and researches any areas of concern with the objective of early intervention with the portfolio company.

•

An investment will be assigned a rating of 4 if a material covenant has been violated, but the company is making its scheduled payments. For these investments, the Adviser prepares a bi-monthly asset review email and generally has monthly meetings with senior management. For investments where there have been material defaults, including bankruptcy filings, failures to achieve financial performance requirements or failure to maintain liquidity or loan-to-value requirements, the Adviser often will take immediate action to protect its position. These remedies may include negotiating for additional collateral, modifying investment terms or structure, or payment of amendment and waiver fees.

•	A rating of 5 indicates an investment is in default on its interest or principal payments. For these investments, our Adviser reviews the investments on a bi-monthly basis and, where possible, pursues workouts that achieve an early resolution to avoid further deterioration. The Adviser retains legal counsel and takes actions to preserve our rights, which may include working with the portfolio company to have the default cured, to have the investment restructured or to have the investment repaid through a consensual workout.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of March 31, 2017, December 31, 2016 and December 31, 2015. Investment performance ratings are accurate only as of those dates and may change due to subsequent developments relating to a portfolio company’s business or financial condition, market conditions or developments, and other factors.

	March 31, 2017		December 31, 2016		December 31, 2015
Investment Performance Rating	Investments at Fair Value ($ in millions)	Percentage of Total Portfolio	Investments at Fair Value ($ in millions)	Percentage of Total Portfolio	Investments at Fair Value ($ in millions)	Percentage of Total Portfolio
1	$1,262.7	79.9%	$1,099.1	66.4%	$1,078.3	72.6%
2	200.2	12.7	382.0	23.0	266.1	17.9
3	31.5	2.0	176.3	10.6	114.5	7.7
4	55.3	3.5	—	—	26.8	1.8
5	30.6	1.9	—	—	—	—

Total	$1,580.3	100.0%	$1,657.4	100.0%	$1,485.7	100.0%

Results of Operations for the Three Months Ended March 31, 2017 and 2016

Operating results for the three months ended March 31, 2017 and 2016 were as follows:

	Three Months Ended March 31,
($ in millions)	2017	2016
Total investment income	$50.9	$42.7
Less: Net expenses	21.7	19.1

Net investment income before income taxes	29.2	23.6
Less: Income taxes, including excise taxes	0.7	0.4

Net investment income	28.5	23.2
Net realized gains (1)	1.9	0.2
Net change in unrealized losses (1)	(2.1)	(5.6)

Net increase in net assets resulting from operations	$28.3	$17.8

(1)	Includes foreign exchange hedging activity.

Investment Income

	Three Months Ended March 31,
($ in millions)	2017	2016
Interest from investments	$48.8	$41.5
Dividend income	0.0	0.5
Other income	2.1	0.7

Total investment income	$50.9	$42.7

Interest from investments, which includes amortization of upfront fees and prepayment fees, increased from $41.5 million for the three months ended March 31, 2016 to $48.8 million for the three months ended March 31, 2017. The average size of our investment portfolio increased from $1.5 billion during the three months ended March 31, 2016 to $1.6 billion during the three months ended March 31, 2017. In addition, accelerated amortization of upfront fees primarily from unscheduled paydowns increased from $0.7 million for the three months ended March 31, 2016 to $7.0 million for the three months ended March 31, 2017. Prepayment fees decreased from $1.6 million for the three months ended March 31, 2016 to $1.1 million for the three months ended March 31, 2017. The accelerated amortization and prepayment fees primarily resulted from a full paydown on one portfolio investment and earning a prepayment fee on one existing portfolio investment during the three months ended March 31, 2016 and full paydowns on four portfolio investments, partial paydowns on five portfolio investments and earning prepayment fees on three portfolio investments during the three months ended March 31, 2017. The increase in paydowns during the three months ended March 31, 2017 compared to the three months ended March 31, 2016 was primarily the result of tightening of credit spreads during 2017. Dividend income decreased from $0.5 million for the three months ended March 31, 2016 to less than $0.1 million for the three months ended March 31, 2017 following the partial sale of our holdings in TICC. Other income increased from $0.7 million for the three months ended March 31, 2016 to $2.1 million for the three months ended March 31, 2017, primarily due to higher syndication and amendment fees earned during the first quarter of 2017.

Expenses

Operating expenses for the three months ended March 31, 2017 and 2016 were as follows:

	Three Months Ended March 31,
($ in millions)	2017	2016
Interest	$6.9	$5.3
Management fees (net of waivers)	6.1	5.7
Incentive fees related to pre-incentive fee net investment income (net of waivers)	6.0	4.8
Incentive fees related to realized/unrealized capital gains	—	—
Professional fees	1.3	1.9
Directors fees	0.1	0.1
Other general and administrative	1.3	1.3

Net Expenses	$21.7	$19.1

Interest

Interest expense, including other debt financing expenses, increased from $5.3 million for three months ended March 31, 2016 to $6.9 million for three months ended March 31, 2017. This increase was primarily due to an increase in the average interest rate on our debt outstanding from 2.6% for the three months ended March 31, 2016 to 3.2% for the three months ended March 31, 2017 following issuance of the 2022 Convertible Senior Notes and an increase in LIBOR.

Management Fees

Management Fees (net of waivers) increased from $5.7 million for the three months ended March 31, 2016 to $6.1 million for the three months ended March 31, 2017 due to the increase in total assets, which increased from an average of $1.5 billion for the three months ended March 31, 2016 to an average of $1.6 billion for the three months ended March 31, 2017. Management Fees waived were $14.6 for the three months ended March 31, 2016, consisting solely of Management Fees attributable to our ownership of shares of common stock in TICC Capital Corp., or the TICC Shares. The Adviser did not waive any Management Fees for the three months ended March 31, 2017.

For the periods ended December 31, 2016 and prior, the Adviser voluntarily waived the Management Fee on our ownership of the TICC Shares. Any waived Management Fees are not subject to recoupment by the Adviser. Following our IPO, with the exception of its waiver of Management Fees attributable to our ownership of the TICC Shares, the Adviser has not waived its right to receive the full Management Fee payable pursuant to the Investment Advisory Agreement.

Incentive Fees

Incentive Fees (net of waivers) related to pre-Incentive Fee net investment income increased from $4.8 million for three months ended March 31, 2016 to $6.0 million for the three months ended March 31, 2017. This increase resulted from the increase in prepayment fees and accelerated amortization of upfront fees primarily from unscheduled paydowns. For the three months ended March 31, 2016, Incentive Fees related to pre-Incentive Fee net investment income of $0.1 million were waived, consisting solely of Incentive Fees attributable to our ownership of the TICC Shares. The Adviser did not waive any Incentive Fees related to pre-Incentive Fee net investment income for the three months ended March 31, 2017. There were no Incentive Fees related to capital gains and losses for each of the three months ended March 31, 2017 and 2016.

For the periods ended December 31, 2016 and prior, the Adviser voluntarily waived the Incentive Fees attributable to pre-Incentive Fee net investment income accrued by us as a result of our ownership of the TICC Shares. The Adviser has not waived any part of the Incentive Fee related to capital gains and losses attributable to our ownership of the TICC Shares and, accordingly, any realized capital gains or losses and unrealized capital appreciation and depreciation with respect to the TICC Shares applies towards our cumulative realized capital gains on which the Incentive Fee related to capital gains and losses is calculated.

Any waived Incentive Fees are not subject to recoupment by the Adviser.

Professional Fees and Other General and Administrative Expenses

Professional fees decreased from $1.9 million for the three months ended March 31, 2016 to $1.3 million for the three months ended March 31, 2017 primarily due to a decrease in costs associated with our investment in TICC. Other general and administrative fees were $1.3 million for each of the three months ended March 31, 2017 and 2016.

Income Taxes, Including Excise Taxes

We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must, among other things, distribute to our stockholders in each taxable year generally at least 90% of our investment company taxable income, as defined by the Code, and net tax-exempt income for that taxable year. To maintain our RIC status, we, among other things, have made and intend to continue to make the requisite distributions to our stockholders, which generally relieve us from corporate-level U.S. federal income taxes.

Depending on the level of taxable income earned in a tax year, we can be expected to carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, we accrue excise tax on estimated excess taxable income.

For the three months ended March 31, 2017 and 2016, we recorded a net expense of $0.8 million and $0.4 million, respectively, for U.S. federal excise tax.

Net Realized and Unrealized Gains and Losses

The following table summarizes our net realized and unrealized gains (losses) for the three months ended March 31, 2017 and 2016:

	Three Months Ended March 31,
($ in millions)	2017	2016
Net realized gains on investments	$1.3	$—
Net realized gains (losses) on foreign currency transactions	0.2	(0.1)
Net realized losses on foreign currency investments	(4.8)	(0.0)
Net realized gains on foreign currency borrowings	5.2	0.3

Net realized gains	$1.9	$0.2

Change in unrealized gains on investments	$22.9	$9.5
Change in unrealized losses on investments	(19.4)	(13.7)

Net Change in Unrealized Gains (Losses) on Investments	$3.5	$(4.2)

Unrealized depreciation on foreign currency borrowings	$(5.8)	$(2.7)
Unrealized appreciation on foreign currency cash and forward contracts	0.0	0.1
Unrealized appreciation on interest rate swaps	0.2	1.2

Net Change in Unrealized Gains (Losses) on Foreign Currency Transactions and Interest Rate Swaps	$(5.6)	$(1.4)

Net Change in Unrealized Losses	$(2.1)	$(5.6)

For the three months ended March 31, 2017 we had net realized gains on investments of $1.3 million. We did not have realized gains or losses on investments on investments for the three months ended March 31, 2016. For the three months ended March 31, 2017 and 2016, we had net realized gains of $0.2 million and net realized losses of $0.1 million, respectively, on foreign currency transactions, primarily as a result of translating foreign currency related to our non-USD denominated investments. For the three months ended March 31, 2017 and 2016, we had net realized losses of $4.8 million and less than $0.1 million, respectively, on foreign currency investments. For the three months ended March 31, 2017 and 2016, we had net realized gains of $5.2 million and $0.3 million, respectively, on foreign currency borrowings. The net realized gains on foreign currency borrowings for the three months ended March 31, 2017 and 2016 were a result of exiting two investments and a partial realization on one investment, respectively.

For the three months ended March 31, 2017 we had $22.9 million in unrealized appreciation on 38 portfolio company investments, which was offset by $19.4 million in unrealized depreciation on 19 portfolio company investments. Unrealized appreciation resulted from an increase in fair value, primarily due to a tightening spread environment and positive credit-related adjustments. Unrealized depreciation primarily resulted from the reversal of prior period unrealized appreciation and in some instances negative credit-related adjustments.

For the three months ended March 31, 2016 we had $9.5 million in unrealized appreciation on 30 portfolio company investments, which was offset by $13.7 million in unrealized depreciation on 18 portfolio company investments. Unrealized appreciation resulted from an increase in fair value, primarily due to a tightening spread environment and positive credit-related adjustments. Unrealized depreciation primarily resulted from the reversal of prior period unrealized appreciation and in some instances negative credit-related adjustments.

For the three months ended March 31, 2017 and 2016, we had unrealized depreciation on foreign currency borrowings of $5.8 million and $2.7 million, respectively, as a result of fluctuations in the GBP and EUR exchange rates for the three months ended March 31, 2017 and the GBP, SEK and EUR exchange rates for the three months ended March 31, 2016. For the three months ended March 31, 2017 and 2016, we had unrealized appreciation on foreign currency cash and forward contracts of less than $0.1 million and $0.1 million, respectively. For the three months ended March 31, 2017 and 2016, we had unrealized appreciation on interest rate swaps of $0.2 million and $1.2 million, respectively, on interest rate swaps due to fluctuations in interest rates.

Results of Operations for the Years Ended December 31, 2016, 2015 and 2014

Operating results for the years ended December 31, 2016, 2015 and 2014 were as follows:

	Year Ended December 31,
($ in millions)	2016	2015	2014
Total investment income	$192.4	$173.4	$163.3
Less: Net expenses	82.9	76.6	57.7

Net investment income before income taxes	109.5	96.8	105.6
Less: Income taxes, including excise taxes	2.2	1.5	1.2

Net investment income	107.3	95.3	104.4
Net realized losses(1)	(0.1)	(3.2)	(1.7)
Net change in unrealized gains (losses)(1)	29.8	(28.5)	(17.7)

Net increase in net assets resulting from operations	$137.0	$63.6	$85.0

(1)	Includes foreign exchange hedging activity.

Investment Income

	Year Ended December 31,
($ in millions)	2016	2015	2014
Interest from investments	$177.8	$164.6	$154.0
Dividend income	1.7	0.9	—
Other income	12.9	7.9	9.3

Total investment income	$192.4	$173.4	$163.3

Interest from investments, which includes amortization of upfront fees and prepayment fees, increased from $164.6 million for the year ended December 31, 2015 to $177.8 million for the year ended December 31, 2016, primarily due to the increase in the size of our investment portfolio. The average size of our investment portfolio increased from $1.4 billion during the year ended December 31, 2015 to $1.6 billion during the year ended December 31, 2016. Accelerated amortization of upfront fees primarily from unscheduled paydowns decreased from $6.9 million for the year ended December 31, 2015 to $5.4 million for the year ended December 31, 2016, and prepayment fees decreased from $15.4 million for the year ended December 31, 2015 to $2.6 million for the year ended December 31, 2016. The accelerated amortization and prepayment fees primarily resulted from a partial paydown on one portfolio investment and full paydowns on eleven portfolio investments during the year ended December 31, 2015 and a partial paydown on one portfolio investment and full paydowns on seven portfolio investments during the year ended December 31, 2016. Dividend income increased from $0.9 million for the year ended December 31, 2015 to $1.7 million for the year ended December 31, 2016 due to owning our dividend yielding investments for a full calendar year. Other income increased from $7.9 million for the year ended December 31, 2015 to $12.9 million for the year ended December 31, 2016, primarily due to higher syndication, amendment and agency fees earned during 2016.

Interest from investments, which includes amortization of upfront fees and prepayment fees, increased from $154.0 million for the year ended December 31, 2014 to $164.6 million for the year ended December 31, 2015, primarily due to the increase in the size of our investment portfolio. The average size of our investment portfolio increased from $1.2 billion during the year ended December 31, 2014 to $1.4 billion during the year ended December 31, 2015. Accelerated amortization of upfront fees primarily from unscheduled paydowns decreased from $12.5 million for the year ended December 31, 2014 to $6.9 million for the year ended December 31, 2015, and prepayment fees decreased from $21.0 million for the year ended December 31, 2014 to $15.4 million for the year ended December 31, 2015. The accelerated amortization and prepayment fees primarily resulted from partial paydowns on two portfolio investments, full paydowns on thirteen portfolio investments and the expiration of one unfunded commitment during the year ended December 31, 2014 and a partial paydown on one portfolio investment and full paydowns on eleven portfolio investments during the year ended December 31, 2015. Dividend income for the year ended December 31, 2015 was $0.9 million. We did not have dividend income for the year ended December 31, 2014. Other income decreased from $9.3 million for the year ended December 31, 2014 to $7.9 million for the year ended December 31, 2015, primarily due to higher syndication, amendment and agency fees earned during 2014.

Expenses

Operating expenses for the years ended December 31, 2016, 2015 and 2014 were as follows:

	Year Ended December 31,
($ in millions)	2016	2015	2014
Interest	$23.1	$22.0	$15.1
Management fees (net of waivers)	24.1	21.2	15.8
Incentive fees related to pre-incentive fee net investment income (net of waivers)	22.4	20.0	20.8
Incentive fees related to realized/unrealized capital gains (losses)	—	—	(2.9)
Professional fees	8.5	8.2	4.7
Directors fees	0.4	0.4	0.3
Other general and administrative	4.4	4.8	3.9

Net Expenses	$82.9	$76.6	$57.7

Interest

Interest expense, including other debt financing expenses, increased from $22.0 million for the year ended December 31, 2015 to $23.1 million for the year ended December 31, 2016. This increase was primarily due to an increase in the weighted average debt outstanding from $540.8 million for the year ended December 31, 2015 to $725.9 million for the year ended December 31, 2016, as well an increase in the average 1-month LIBOR rate for the year ended December 31, 2015 from 0.20% to 0.50% for the year ended December 31, 2016. The average interest rate on our debt outstanding increased from 2.6% for the year ended December 31, 2015 to 2.7% for the year ended December 31, 2016 due to the increase in LIBOR.

Interest expense, including other debt financing expenses, increased from $15.1 million for the year ended December 31, 2014 to $22.0 million for the year ended December 31, 2015. This increase was primarily due to an increase in the weighted average debt outstanding from $377 million for the year ended December 31, 2014 to $541 million for the year ended December 31, 2015. The average interest rate on our debt outstanding for both the year ended December 31, 2014 and the year ended December 31, 2015 was 2.6%.

Management Fees

Management Fees (net of waivers) increased from $21.2 million for the year ended December 31, 2015 to $24.1 million for the year ended December 31, 2016. Management Fees increased from $21.3 million for the year ended December 31, 2015 to $24.3 million for the year ended December 31, 2016 due to the increase in total assets, which increased from an average of $1.4 billion for the year ended December 31, 2015 to an average of $1.6 billion for the year ended December 31, 2016. Management Fees waived for both the year ended December 31, 2015 and the year ended December 31, 2016 were $0.1 million. Management Fees waived during the year ended December 31, 2015 and the year ended December 31, 2016 were solely attributable to our ownership of TICC Shares.

Management Fees (net of waivers) increased from $15.8 million for the year ended December 31, 2014 to $21.2 million for the year ended December 31, 2015. Management Fees increased from $18.3 million for the year ended December 31, 2014 to $21.3 million for the year ended December 31, 2015 due to the increase in total assets, which increased from an average of $1.2 billion for the year ended December 31, 2014 to an average of $1.4 billion for the year ended December 31, 2015. Management Fees waived decreased from $2.5 million for the year ended December 31, 2014 to $0.1 million for the year ended December 31, 2015. There were no Management Fees waived during the period April 1, 2014 through December 31, 2014, following our IPO. Management Fees waived during the year ended December 31, 2015 were solely attributable to our ownership of TICC Shares.

The Adviser has voluntarily waived the Management Fee on our ownership of the TICC Shares for any period in which TICC Capital Corp. remains our portfolio company. Any waived Management Fees are not subject to recoupment by the Adviser. Following our IPO, with the exception of its waiver of Management Fees attributable to our ownership of the TICC Shares, the Adviser has not waived its right to receive the full Management Fee payable pursuant to the Investment Advisory Agreement. There can be no assurance that the Adviser will continue to waive Management Fees related to the TICC Shares, as the Adviser can discontinue the voluntary waiver at any time. Accordingly, we may be required to pay the full amount of the Management Fee, including with respect to the TICC Shares, in future periods.

Incentive Fees

Incentive Fees (net of waivers) related to pre-Incentive Fee net investment income increased from $20.0 million for the year ended December 31, 2015 and $22.4 million for the year ended December 31, 2016. This increase resulted from the increase in the size of the portfolio and related increase in net investment income. Incentive Fees waived related to pre-Incentive Fee net investment income increased from $0.2 million for the year ended December 31, 2015 to $0.3 million for the year ended December 31, 2016, consisting solely of Incentive Fees attributable to our ownership of the TICC Shares. There were no Incentive Fees related to capital gains and losses for the year ended December 31, 2015 and the year ended December 31, 2016 due to unrealized losses on our investments and realized losses on our investments.

Incentive Fees (net of waivers) related to pre-Incentive Fee net investment income remained relatively flat at $20.8 million for the year ended December 31, 2014 and $20.0 million for the year ended December 31, 2015. For the year ended December 31, 2015, Incentive Fees related to pre-Incentive Fee net investment income of $0.2 million were waived, consisting solely of Incentive Fees attributable to our ownership of the TICC Shares. There were no Incentive Fees related to pre-Incentive Fee net investment income waived for the year ended

December 31, 2014, as we did not hold any TICC Shares during the period. Incentive Fees related to capital gains and losses were ($2.9) million for the year ended December 31, 2014 due to unrealized losses on our investments and realized losses on foreign exchange transactions. There were no Incentive Fees related to capital gains and losses for the year ended December 31, 2015 due to unrealized losses on our investments and realized losses on our investments.

The Adviser has voluntarily waived the Incentive Fees attributable to pre-Incentive Fee net investment income accrued by us as a result of our ownership of the TICC Shares for any period in which TICC Capital Corp. remains our portfolio company. The Adviser has not waived any part of the Incentive Fee related to capital gains and losses attributable to our ownership of the TICC Shares and, accordingly, any realized capital gains or losses and unrealized capital appreciation and depreciation with respect to the TICC Shares will be applied towards our cumulative realized capital gains on which the Incentive Fee related to capital gains and losses is calculated.

Any waived Incentive Fees are not subject to recoupment by the Adviser. There can be no assurance that the Adviser will continue to waive any Incentive Fee related to the TICC Shares, as the Adviser can discontinue the voluntary waiver at any time. Accordingly, we may be required to pay the full amount of the Incentive Fee, including with respect to the TICC Shares, in future periods.

Professional Fees and Other General and Administrative Expenses

Professional fees increased from $8.2 million for the year ended December 31, 2015 to $8.5 million for the year ended December 31, 2016 due to an increase in costs associated with servicing our investment portfolio, as well as additional professional fees incurred relating to our investment in the TICC shares and related activity. Other general and administrative fees decreased from $4.8 million for the year ended December 31, 2015 to $4.4 million for the year ended December 31, 2016.

Professional fees increased from $4.7 million for the year ended December 31, 2014 to $8.2 million for the year ended December 31, 2015 and other general and administrative fees increased from $3.9 million for the year ended December 31, 2014 to $4.8 million for the year ended December 31, 2015, both due to an increase in costs associated with servicing a growing investment portfolio, as well as additional professional fees incurred relating to our investment in the TICC shares and related activity.

Income Taxes, Including Excise Taxes

We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must, among other things, distribute to our stockholders in each taxable year generally at least 90% of our investment company taxable income, as defined by the Code, and net tax-exempt income for that taxable year. To maintain our RIC status, we, among other things, have made and intend to continue to make the requisite distributions to our stockholders, which generally relieve us from corporate-level U.S. federal income taxes.

Depending on the level of taxable income earned in a tax year, we can be expected to carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, we accrue excise tax on estimated excess taxable income.

For the calendar years ended December 31, 2016, 2015 and 2014 we recorded a net expense of $2.2 million, $1.5 million and $1.1 million, respectively, for U.S. federal excise tax.

Net Realized and Unrealized Gains and Losses

The following table summarizes our net realized and unrealized gains (losses) for the years ended December 31, 2016, 2015 and 2014:

	Year Ended December 31,
($ in millions)	2016	2015	2014
Net realized gains (losses) on investments	$(0.8)	$(5.0)	$0.1
Net realized gains on interest rate swaps	—	1.8	—
Net realized gains (losses) on foreign currency transactions	(0.2)	0.0	(0.4)
Net realized gains (losses) on foreign currency forward contracts	0.0	0.0	(1.6)
Net realized losses on foreign currency investments	(10.9)	(0.4)	—
Net realized gains on foreign currency borrowings	11.8	0.4	0.2

Net realized losses	$(0.1)	$(3.2)	$(1.7)

Change in unrealized gains on investments	$56.7	$9.0	$5.4
Change in unrealized losses on investments	(23.0)	(43.3)	(34.3)

Net Change in Unrealized Gains (Losses) on Investments	$33.7	$(34.3)	$(28.9)
Unrealized appreciation (depreciation) on foreign currency borrowings	(3.6)	6.3	8.9
Unrealized appreciation (depreciation) on foreign currency cash and forward contracts	0.0	(0.0)	1.3
Unrealized appreciation (depreciation) on interest rate swaps	(0.3)	(0.5)	1.0

Net Change in Unrealized Gains (Losses) on Foreign Currency Transactions and Interest Rate Swaps	$(3.9)	$5.8	$11.2

Net Change in Unrealized Gains (Losses)	$29.8	$(28.5)	$(17.7)

For the years ended December 31, 2016, 2015 and 2014, we had net realized losses on investments of $0.8 million and $5.0 million and net realized gains on investments of $0.1 million, respectively. For the year ended December 31, 2015, we had net realized gains on interest rate swaps of $1.8 million. We did not have realized gains or losses on interest rate swaps for the years ended December 31, 2016 or 2014. For the years ended December 31, 2016, and 2014, we had net realized losses on foreign currency transactions of $0.2 million and $0.4 million, respectively, and net realized gains on foreign currency transactions of less than $0.1 million for the year ended December 31, 2015, primarily as a result of translating foreign currency related to our non-USD denominated investments. For the years ended December 31, 2016 and 2015, we had net realized gains on foreign currency forward contracts of less than $0.1 million, and net realized losses on foreign currency forward contracts of $1.6 million for the year ended December 31, 2014, primarily as a result of settling our foreign currency forward contracts. For the years ended December 31, 2016 and December 31, 2015, we had net realized losses on foreign currency investments of $10.9 million and $0.4 million, respectively. We did not have realized gains or losses on foreign currency investments for the year ended December 31, 2014. For the years ended December 31, 2016, 2015, and 2014 we had net realized gains on foreign currency borrowings of $11.8 million, $0.4 million and $0.2 million, respectively.

For the year ended December 31, 2016 we had $56.7 million in unrealized appreciation on 48 portfolio company investments, which was offset by $23.0 million in unrealized depreciation on 10 portfolio company investments. Unrealized appreciation for the year ended December 31, 2016 resulted from an increase in fair value, primarily due to positive valuation adjustments and tightening credit spreads. Unrealized depreciation for the year ended December 31, 2016 resulted from the reversal of prior period unrealized appreciation on realized investments and in some instances negative credit-related adjustments.

For the year ended December 31, 2015 we had $9.0 million in unrealized appreciation on 15 portfolio company investments, which was offset by $43.3 million in unrealized depreciation on 40 portfolio company investments. Unrealized appreciation for the year ended December 31, 2015 resulted from an increase in fair value, primarily due to positive valuation adjustments. Unrealized depreciation for the year ended December 31, 2015 resulted from widening in credit spreads, the reversal of prior period unrealized appreciation and in some instances negative credit-related adjustments.

For the year ended December 31, 2014 we had $5.4 million in unrealized appreciation on 10 portfolio company investments, which was offset by $34.3 million in unrealized depreciation on 35 portfolio company investments. Unrealized appreciation for the year ended December 31, 2014 resulted from an increase in fair value, primarily due to a tightening spread environment during the six months ended June 30, 2014 and positive credit-related adjustments. Unrealized depreciation for the year ended December 31, 2014 resulted from the reversal of prior period unrealized appreciation, primarily due to a widening spread environment during the six months ended December 31, 2014, and in some instances negative credit-related and energy-related adjustments.

For the year ended December 31, 2016 we had unrealized depreciation on foreign currency borrowings of $3.6 million primarily as a result of fluctuations in the GBP, SEK and EUR exchange rates. For the years ended December 31, 2015 and 2014, we had unrealized appreciation on foreign currency borrowings of $6.3 million and $8.9 million, respectively, primarily as a result of fluctuations in the GBP, SEK and EUR exchange rates. For the years ended December 31, 2016 and 2014, we had unrealized appreciation on foreign currency cash and forward contracts of less than $0.1 million and $1.3 million, respectively, primarily as a result of settling our foreign currency forward contracts. For the year ended December 31, 2015, we had unrealized depreciation on foreign currency cash and forward contracts of less than $0.1 million, primarily as a result of settling our foreign currency forward contracts. For the years ended December 31, 2016 and 2015, we had unrealized depreciation on interest rate swaps of $0.3 million and $0.5 million, respectively, due to fluctuations in interest rates. For the year ended December 31, 2014, we had unrealized appreciation on interest rate swaps of $1.0 million due to fluctuations in interest rates.

Aggregate Cash Flow Realized Gross Internal Rate of Return

Since we began investing in 2011 through March 31, 2017, our exited investments have resulted in an aggregate cash flow realized gross internal rate of return to us of 14.9% (based on cash invested of $1.8 billion and total proceeds from these exited investments of $2.3 billion). Weighted by capital invested, these exited investments have generated an average gross internal rate of return to us of 19.9%. Ninety percent of these exited investments resulted in an aggregate cash flow realized gross internal rate of return to us of 10% or greater.

Internal rate of return, or IRR, is a measure of our discounted cash flows (inflows and outflows). Specifically, IRR is the discount rate at which the net present value of all cash flows is equal to zero. That is, IRR is the discount rate at which the present value of total capital invested in our investments is equal to the present value of all realized returns from the investments. Our IRR calculations are unaudited.

Capital invested, with respect to an investment, represents the aggregate cost basis allocable to the realized or unrealized portion of the investment, net of any upfront fees paid at closing for the term loan portion of the investment. Capital invested also includes realized losses on hedging activity, with respect to an investment, which represents any inception-to-date realized losses on foreign currency forward contracts allocable to the investment, if any.

Realized returns, with respect to an investment, represents the total cash received with respect to each investment, including all amortization payments, interest, dividends, prepayment fees, upfront fees (except upfront fees paid at closing for the term loan portion of an investment), administrative fees, agent fees, amendment fees, accrued interest, and other fees and proceeds. Realized returns also include realized gains on hedging activity, with respect to an investment, which represents any inception-to-date realized gains on foreign currency forward contracts allocable to the investment, if any.

Gross IRR, with respect to an investment, is calculated based on the dates that we invested capital and dates we received distributions, regardless of when we made distributions to our stockholders. Initial investments are assumed to occur at time zero, and all cash flows are deemed to occur on the fifteenth of each month in which they occur.

Gross IRR reflects historical results relating to our past performance and is not necessarily indicative of our future results. In addition, gross IRR does not reflect the effect of management fees, expenses, incentive fees or taxes borne, or to be borne, by us or our stockholders, and would be lower if it did.

Average gross IRR is the average of the gross IRR for each of our exited investments (each calculated as described above), weighted by the total capital invested for each of those investments.

Aggregate cash flow realized gross IRR on our exited investments reflects only invested and realized cash amounts as described above, and does not reflect any unrealized gains or losses in our portfolio.

Hedging

Our current approach to hedging the foreign currency exposure in our non-U.S. dollar denominated investments is primarily to borrow the par amount in local currency under our Revolving Credit Facility to fund these investments. For the three months ended March 31, 2017 and 2016, we had $5.8 million and $2.7 million, respectively, of unrealized losses on the translation of our non-U.S. dollar denominated debt into U.S. dollars; such amounts approximate the corresponding unrealized gains and losses on the translation of our non-U.S. dollar denominated investments into U.S. dollars for the three months ended March 31, 2017 and 2016. For the years ended December 31, 2016, 2015 and 2014, we had $3.6 million of unrealized losses and $6.3 million and $8.9 million of unrealized gains, respectively, on the translation of our non-U.S. dollar denominated debt into U.S. dollars; such amounts approximate the corresponding unrealized gains and losses on the translation of our non-U.S. dollar denominated investments into U.S. dollars for the years ended December 31, 2016, 2015 and 2014. See Note 2 to our consolidated financial statements for additional disclosure regarding our accounting for foreign currency. See Note 7 to our consolidated financial statements for additional disclosure regarding the amounts of outstanding debt denominated in each foreign currency at March 31, 2017, December 31, 2016 and December 31, 2015. See our consolidated schedule of investments for additional disclosure regarding the foreign currency amounts (in both par and fair value) of our non-U.S. dollar denominated investments.

During the years ended December 31, 2016 and December 31, 2015, we entered into foreign currency forward contracts to facilitate settlement of purchases and sales of investments denominated in foreign currencies. We bear the costs incurred in connection with entering into, administering and settling derivative contracts. There can be no assurance any hedging strategy we employ will be successful.

Financial Condition, Liquidity and Capital Resources

Our liquidity and capital resources are derived primarily from proceeds from equity issuances, advances from our credit facilities, and cash flows from operations. The primary uses of our cash and cash equivalents are:

•	investments in portfolio companies and other investments and to comply with certain portfolio diversification requirements;

•	the cost of operations (including paying our Adviser);

•	debt service, repayment, and other financing costs; and

•	cash dividends to the holders of our shares.

We intend to continue to generate cash primarily from cash flows from operations, future borrowings and future offerings of securities. We may from time to time enter into additional debt facilities, increase the size of existing facilities or issue debt securities. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to incur borrowings, issue debt securities or issue preferred stock if immediately after the borrowing or issuance the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, is at least 200%. As of March 31, 2017, December 31, 2016 and December 31, 2015, our asset coverage ratio was 255.3%, 237.7% and 225.7%, respectively. We carefully consider our unfunded commitments for the purpose of planning our capital resources and ongoing liquidity including our financial leverage. Further, we maintain sufficient borrowing capacity within the 200% asset coverage limitation to cover any outstanding unfunded commitments we are required to fund.

Cash and cash equivalents as of March 31, 2017, taken together with cash available under our credit facilities, is expected to be sufficient for our investing activities and to conduct our operations in the near term. As of March 31, 2017, we had approximately $554.8 million of availability on our Revolving Credit Facility, subject to asset coverage limitations.

As of March 31, 2017, we had $7.0 million in cash and cash equivalents, an increase of $1.0 million from December 31, 2016. During the three months ended March 31, 2017, we provided $100.2 million in cash from operating activities, primarily as a result of repayments and proceeds from investments of $252.1 million and an increase in net assets resulting from operations of $28.3 million, which was offset by funding portfolio investments of $163.6 million and other operating activity of $16.6 million. Lastly, cash used by financing activities was $99.1 million during the period, primarily due to paydowns on our Revolving Credit Facility of $329.6 million, including $111.2 million net proceeds from our 2022 Convertible Senior Notes, dividends paid of $21.2 million and debt issuance costs of $3.8 million, which was partially offset by borrowings of $255.5 million (including the issuance of $115.0 million principal amount of our 2022 Convertible Senior Notes).

As of December 31, 2016, we had $6.0 million in cash and cash equivalents. During the year ended December 31, 2016, we used $41.8 million in cash for operating activities, primarily as a result of funding portfolio investments of $720.7 million and other operating activity of $53.7 million, which was partially offset by proceeds from investments of $71.4 million, repayments on investments of $524.2 million, and an increase in net assets resulting from operations of $137.0 million. Lastly, cash provided by financing activities was $40.3 million during the period, primarily due to borrowings of $580.4 million and proceeds from issuance of common stock (net of purchases of treasury stock and offering and underwriting costs) of $76.9 million, partially offset by repayments on debt of $533.8 million, debt issuance costs of $2.9 million and dividends paid of $80.3 million.

As of December 31, 2015, we had $7.5 million in cash and cash equivalents. During the year ended December 31, 2015, we used $191.0 million in cash for operating activities, primarily as a result of funding portfolio investments of $757.3 million and other operating activity of $10.9 million, which was partially offset by proceeds from investments of $39.1 million, repayments on investments of $474.5 million, and an increase in net assets resulting from operations of $63.6 million. Lastly, cash provided by financing activities was $183.5 million during the period, primarily due to borrowings of $847.5 million, partially offset by repayments on debt of $584.5 million, debt issuance costs of $1.4 million and dividends paid of $78.1 million.

Certain prior period information has been reclassified to conform to the current period presentation.

As of March 31, 2017, we had $2.6 million of restricted cash pledged as collateral under our interest rate swap agreements, an increase of $1.5 million from December 31, 2016.

Equity

On March 3, 2016, we issued 5,000,000 shares of common stock at $16.42 per share. Net of underwriting fees and offering costs, we received total cash proceeds of $78.3 million.

During the three months ended March 31, 2017 and 2016, we issued 122,836 and 147,809 shares of our common stock, respectively, to investors who have not opted out of our dividend reinvestment plan for proceeds of $2.1 million and $2.3 million, respectively. During the years ended December 31, 2016 and 2015, we also issued 638,326 and 368,602 shares of our common stock, respectively, to investors who have not opted out of our dividend reinvestment plan for proceeds of $10.3 million and $6.1 million, respectively. On May 1, 2017, we issued 109,847 shares of our common stock through our dividend reinvestment plan for proceeds of $2.2 million, which is not reflected in the number of shares issued for the three months ended March 31, 2017 in this section or the consolidated financial statements for the three months ended March 31, 2017.

On November 3, 2014, the Board approved the Company 10b5-1 Plan to acquire up to $50 million in the aggregate of our common stock at prices just below our net asset value over a specified period, in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Exchange Act. We put the Company 10b5-1 Plan in place because we believe that, in current market conditions, if our common stock is trading below our then-current net asset value, it is in the best interest of our stockholders for us to reinvest in our portfolio and increase our leverage ratio through share repurchases.

The Company 10b5-1 Plan is designed to allow us to repurchase our common stock at times when we otherwise might be prevented from doing so under insider trading laws. The Company 10b5-1 Plan requires Goldman, Sachs & Co., as our agent, to repurchase shares of common stock on our behalf when the market price per share is below the most recently reported net asset value per share (including any updates, corrections or adjustments publicly announced by us to any previously announced net asset value per share). Under the Company 10b5-1 Plan, the agent will increase the volume of purchases made as the price of our common stock declines, subject to volume restrictions. The timing and amount of any stock repurchases will depend on the terms and conditions of the Company 10b5-1 Plan, the market price of our common stock and trading volumes, and no assurance can be given that any particular amount of common stock will be repurchased.

The purchase of shares pursuant to the Company 10b5-1 Plan is intended to satisfy the conditions of Rule 10b5-1 and Rule 10b-18 under the Exchange Act, and will otherwise be subject to applicable law, including Regulation M, which may prohibit purchases under certain circumstances.

The Company 10b5-1 Plan expired in accordance with its terms on June 30, 2015. On August 4, 2015, the Board authorized us to enter into a new stock repurchase plan, on substantially the same terms as the prior stock repurchase plan, over an initial six month period, and has continued to authorize extensions of the plan termination date prior to its expiration since that time. On February 22, 2017, the Board authorized the extension of the termination date of the Company 10b5-1 Plan to August 31, 2017. Unless extended or terminated by the Board, the Company 10b5-1 Plan will be in effect through the earlier of August 31, 2017 or such time as the current approved repurchase amount of up to $50 million has been fully utilized, subject to certain conditions.

For the three months ended March 31, 2017, no shares were repurchased under the Company 10b5-1 Plan . During the three months ended March 31, 2016, 86,081 shares were repurchased under the Company 10b5-1 Plan at a weighted average price per share of $15.44, inclusive of commissions, for a total cost of $1.3 million.

During the year ended December 31, 2016, 86,081 shares were repurchased under the Company 10b5-1 Plan at a weighted average price per share of $15.44, inclusive of commissions, for a total cost of $1.3 million. During the year ended December 31, 2015, 2,000 shares were repurchased under the Company 10b5-1 Plan at a weighted average price per share of $14.44, inclusive of commissions, for a total cost of $28.9.

Debt

Debt obligations consisted of the following as of March 31, 2017, December 31, 2016 and December 31, 2015:

	March 31, 2017
($ in millions)	Aggregate Principal Amount Committed	Outstanding Principal	Amount Available(1)	Carrying Value(2)

Revolving Credit Facility	$945.0	$390.2	$554.8	$381.9
2019 Convertible Senior Notes	115.0	115.0	—	111.1
2022 Convertible Senior Notes	115.0	115.0	—	111.0

Total Debt	$1,175.0	$620.2	$554.8	$604.0

(1)	The amount available reflects any limitations related to the respective debt facilities’ borrowing bases.

(2)	The carrying values of the Revolving Credit Facility and 2019 and 2022 Convertible Senior Notes are presented net of deferred financing costs of $8.3 million, $2.1 million and $3.7 million, respectively.

	December 31, 2016
($ in millions)	Aggregate Principal Amount Committed	Outstanding Principal	Amount Available(1)	Carrying Value(2)
Revolving Credit Facility	$945.0	$578.7	$366.3	$569.9
2019 Convertible Senior Notes	115.0	115.0	—	110.8

Total Debt	$1,060.0	$693.7	$366.3	$680.7

(1)	The amount available reflects any limitations related to the respective debt facilities’ borrowing bases.

(2)	The carrying values of the Revolving Credit Facility and 2019 Convertible Senior Notes are presented net of deferred financing costs of $8.7 million and $2.3 million, respectively.

	December 31, 2015
($ in millions)	Aggregate Principal Amount Committed	Outstanding Principal	Amount Available(1)	Carrying Value(2)
Revolving Credit Facility	$821.3	$540.3	$280.9	$533.0
2019 Convertible Senior Notes	115.0	115.0	—	109.4

Total Debt	$936.3	$655.3	$280.9	$642.4

(1)	The amount available reflects any limitations related to the respective debt facilities’ borrowing bases.

(2)	The carrying values of the Revolving Credit Facility and 2019 Convertible Senior Notes are presented net of deferred financing costs of $7.3 million and $3.1 million, respectively.

As of March 31, 2017, December 31, 2016 and December 31, 2015, we were in compliance with the terms of our debt arrangements. We intend to continue to utilize our credit facilities to fund investments and for other general corporate purposes.

Revolving Credit Facility

On August 23, 2012, we entered into a senior secured revolving credit agreement with SunTrust Bank, as administrative agent, and J.P. Morgan Chase Bank, N.A., as syndication agent, and certain other lenders. On July 2, 2013, we entered into an agreement to amend and restate the agreement, effective on July 3, 2013. The amended and restated facility, among other things, increased the size of the facility from $200 million to $350 million. The facility included an uncommitted accordion feature that allowed us, under certain circumstances, to increase the size of the facility up to $550 million. On September 30, 2013, we exercised our right under the accordion feature and increased the size of the facility to $400 million. On January 27, 2014, we again exercised our right under the accordion feature and increased the size of the facility to $420 million.

On February 27, 2014, we further amended and restated the agreement. The second amended and restated agreement (the Revolving Credit Facility), among other things:

•	increased the size of the facility to $581.3 million;

•	increased the size of the uncommitted accordion feature to allow us, under certain circumstances, to increase the size of the facility up to $956.3 million;

•	increased the limit for swingline loans to $100 million;

•	with respect to $545 million in commitments;

•	extended the expiration of the revolving period from June 30, 2017 to February 27, 2018, during which period we, subject to certain conditions, may make borrowings under the facility; and

•	extended the stated maturity date from July 2, 2018 to February 27, 2019; and

•	provided that borrowings under the multicurrency tranche will be available in certain additional currencies.

On May 30, 2014, we entered into agreements with various financial institutions pursuant to which each of the institutions agreed to provide commitments through the accordion feature of our Revolving Credit Facility, increasing the aggregate commitments from $581.3 million to $781.3 million.

On June 27, 2014, we further amended the Revolving Credit Facility to extend the $36.3 million in commitments not previously extended such that the revolving period as it related to all outstanding commitments would expire on February 27, 2018 and the stated maturity date as it related to all outstanding commitments would be February 27, 2019.

On October 17, 2014, we entered into a third amendment to the Revolving Credit Facility:

•	decreasing the applicable margin with respect to (i) any loan bearing interest at a rate determined by reference to the Alternate Base Rate from 1.25% to 1.00% and (ii) any loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate from 2.25% to 2.00%;

•	decreasing the aggregate commitments from $781.3 million to $766.3 million;

•	extending the revolving period from February 27, 2018 to October 17, 2018;

•	extending the stated maturity date from February 27, 2019 to October 17, 2019; and

•	increasing the sublimit applicable to letters of credit from $20 million to $100 million.

On October 23, 2014, we entered into an agreement with a financial institution pursuant to which the institution agreed to provide commitments through the accordion feature, increasing the aggregate commitments from $766.3 million to $776.3 million. On November 3, 2014, an existing lender agreed to increase their commitment through the accordion feature, increasing aggregate commitments from $776.3 million to $781.3 million.

On October 2, 2015, we entered into a fourth amendment to the Revolving Credit Facility:

•	decreasing the applicable margin with respect to (i) any loan bearing interest at a rate determined by reference to the Alternate Base Rate from 1.00% to 0.75% and (ii) any loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate from 2.00% to 1.75%, in each case, if the Borrowing Base is equal to or greater than 1.85 times the Combined Debt Amount;

•	increasing the aggregate commitments from $781.3 million to $821.3 million;

•	extending the revolving period from October 17, 2018 to October 2, 2019;

•	extending the stated maturity date from October 17, 2019 to October 2, 2020; and

•	increasing the accordion feature, which allows us, under certain circumstances, to increase the size of the Revolving Credit Facility, from a maximum of $956.3 million to a maximum of $1.25 billion.

On December 10, 2015, TPG SL SPV, LLC became a guarantor under the Revolving Credit Facility.

On December 22, 2016, we entered into a fifth amendment to the Revolving Credit Facility:

•	increasing the aggregate commitments from $821.3 million to $945.0 million;

•	with respect to $885.0 million in commitments,

•	extending the revolving period from October 2, 2019 to December 22, 2020; and

•	extending the stated maturity date from October 2, 2020 to December 22, 2021.

We may borrow amounts in U.S. dollars or certain other permitted currencies. As of March 31, 2017, we had outstanding debt denominated in Euro (EUR) of 40.9 million on our Revolving Credit Facility, included in the Outstanding Principal amount in the table above.

Amounts drawn under the Revolving Credit Facility, including amounts drawn in respect of letters of credit, bear interest at either LIBOR plus a margin, or the prime rate plus a margin. We may elect either the LIBOR or prime rate at the time of drawdown, and loans may be converted from one rate to another at any time, subject to certain conditions. We also pay a fee of 0.375% on undrawn amounts and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then-applicable margin while the letter of credit is outstanding.

The Revolving Credit Facility is guaranteed by TPG SL SPV, LLC, TC Lending, LLC and TSL MR, LLC and may be guaranteed by certain domestic subsidiaries in the future. The Revolving Credit Facility is secured by a perfected first-priority security interest in substantially all the portfolio investments held by us and each guarantor. Proceeds from borrowings may be used for general corporate purposes, including the funding of portfolio investments.

The Revolving Credit Facility includes customary events of default, as well as customary covenants, including restrictions on certain distributions and financial covenants requiring:

•	an asset coverage ratio of no less than 2 to 1 on the last day of any fiscal quarter;

•	a liquidity test under which we must not maintain cash and liquid investments of less than 10% of the covered debt amount for more than 30 consecutive business days under circumstances where our adjusted covered debt balance is greater than 90% of our adjusted borrowing base under the facility; and

•	stockholders’ equity of at least $500 million plus 25% of the net proceeds of the sale of equity interests after December 22, 2016.

Net proceeds received from our common stock issuance in March 2016, and net proceeds received from the issuance of the 2022 Convertible Senior Notes were used to pay down borrowings on the Revolving Credit Facility.

SPV Asset Facility

On May 8, 2012, the Closing Date, our wholly owned subsidiary TPG SL SPV, LLC, entered into a credit and security agreement with Natixis, New York Branch. Also on May 8, 2012, we contributed certain investments to TPG SL SPV pursuant to the terms of a Master Sale and Contribution Agreement by and between us and TPG SL SPV. We consolidate TPG SL SPV in our consolidated financial statements, and no gain or loss was recognized as a result of the contribution. Proceeds from the SPV Asset Facility were permitted to be used to finance the acquisition of eligible assets by TPG SL SPV, including the purchase of such assets from us. We retain a residual interest in assets contributed to or acquired by TPG SL SPV through our ownership of TPG SL SPV. The facility size was subject to availability under the borrowing base, which was based on the amount of TPG SL SPV’s assets from time to time, and satisfaction of certain conditions, including an asset coverage test, an asset quality test and certain concentration limits.

The credit and security agreement provided for a contribution and reinvestment period for up to 18 months after the Closing Date, or the Commitment Termination Date. The Commitment Termination Date was November 8, 2013, at which point the reinvestment period of the SPV Asset Facility expired and accordingly any undrawn availability under the facility terminated. The reinvestment period was subsequently reopened for the period from January 21, 2014 to January 21, 2015, thereby extending the Commitment Termination Date to January 21, 2015. Proceeds received by TPG SL SPV from interest, dividends or fees on assets were required to be used to pay expenses and interest on outstanding borrowings, and the excess could be returned to us, subject to certain conditions, on a quarterly basis. Prior to the Commitment Termination Date, proceeds received from principal on assets could be used to pay down borrowings or make additional investments. Following the Commitment Termination Date, proceeds received from principal on assets were required to be used to make payments of principal on outstanding borrowings on a quarterly basis. Proceeds received from interest and principal at the end of a reporting period that have not gone through the settlement process for these payment obligations are considered to be restricted cash.

After giving effect to amendments to the credit and security agreement in January 2014 and March 2015, the facility had commitments of $175 million and the pricing ranged from cost of funds plus 225 basis points to LIBOR plus 235 basis points and the facility was scheduled to mature on January 21, 2021.

The undrawn portion of the commitment bore an unutilized commitment fee of 0.75%. This fee ceased to accrue on January 21, 2015 when the reinvestment period ended. The SPV Asset Facility contained customary covenants, including covenants relating to separateness from the Adviser and its affiliates and long-term credit ratings with respect to the underlying collateral obligations, and events of default. The SPV Asset Facility was secured by a perfected first priority security interest in the assets of TPG SL SPV and on any payments received by TPG SL SPV in respect of such assets, which accordingly were not available to pay our other debt obligations.

On September 25, 2015, TPG SL SPV prepaid all loans outstanding under the facility and the facility was terminated. Upon termination of the facility, the security interests in the assets of TPG SL SPV and on payments received by TPG SL SPV in respect of such assets were released.

2019 Convertible Senior Notes

In June 2014, we issued in a private offering $115 million aggregate principal amount convertible senior notes due December 2019, or the 2019 Convertible Senior Notes. The 2019 Convertible Senior Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The 2019 Convertible Senior Notes are unsecured and bear interest at a rate of 4.50% per year, payable semiannually. The 2019 Convertible Senior Notes will mature on December 15, 2019. In certain circumstances, the 2019 Convertible Senior Notes will be convertible into cash, shares of our common stock or a combination of cash and shares of our common stock, at our election, at an initial conversion rate of 38.7162 shares of common stock per $1,000 principal amount of 2019 Convertible Senior Notes, which is equivalent to an initial conversion price of approximately

$25.83 per share of our common stock, subject to customary anti-dilution adjustments. The sale of the 2019 Convertible Senior Notes generated net proceeds of approximately $110.8 million. We used the net proceeds of the offering to pay down debt under the Revolving Credit Facility. In connection with the offering of 2019 Convertible Senior Notes, we have entered into interest rate swaps to continue to align the interest rates of our liabilities with our investment portfolio, which consists of predominately floating rate loans. As a result of the swaps, our effective interest rate on the 2019 Convertible Senior Notes is three-month LIBOR plus 286 basis points.

Holders may convert their 2019 Convertible Senior Notes at their option at any time prior to June 15, 2019 only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on September 30, 2014 (and only during such calendar quarter), if the last reported sale price of the common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any five consecutive trading day period, or the measurement period, in which the trading price (as defined in the indenture governing the 2019 Convertible Senior Notes) per $1,000 principal amount of notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of our common stock and the conversion rate on each such trading day; or (3) upon the occurrence of specified corporate events. On or after June 15, 2019 until the close of business on the scheduled trading day immediately preceding the maturity date, holders may convert their notes at any time, regardless of the occurrence or nonoccurrence of any of the foregoing circumstances.

2022 Convertible Senior Notes

In February 2017, we issued in a private offering $115 million aggregate principal amount convertible senior notes due August 2022, or the 2022 Convertible Senior Notes. We refer to the 2019 Convertible Senior Notes and the 2022 Convertible Senior Notes collectively as the Convertible Senior Notes. The 2022 Convertible Senior Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The 2022 Convertible Senior Notes are unsecured, and bear interest at a rate of 4.50% per year, payable semiannually. The 2022 Convertible Senior Notes will mature on August 1, 2022. In certain circumstances, the 2022 Convertible Senior Notes will be convertible into cash, shares of our common stock or a combination of cash and shares of our common stock, at our election, at an initial conversion rate of 46.8516 shares of common stock per $1,000 principal amount of 2022 Convertible Senior Notes, which is equivalent to an initial conversion price of approximately $21.34 per share of our common stock, subject to customary anti-dilution adjustments. The sale of the 2022 Convertible Senior Notes generated net proceeds of approximately $111.2 million. We used the net proceeds of the offering to pay down debt under the Revolving Credit Facility. In connection with the offering of 2022 Convertible Senior Notes, we have entered into an interest rate swap to continue to align the interest rates of our liabilities with our investment portfolio, which consists of predominately floating rate loans. As a result of the swaps, our effective interest rate on the 2022 Convertible Senior Notes is three-month LIBOR plus 237.2 basis points.

Holders may convert their 2022 Convertible Senior Notes at their option at any time prior to February 1, 2022 only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on June 30, 2017 (and only during such calendar quarter), if the last reported sale price of the common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any five consecutive trading day period, or the measurement period, in which the trading price (as defined in the indenture governing the 2022 Convertible Senior Notes) per $1,000 principal amount of notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of our common stock and the conversion rate on each such trading day; or (3) upon the occurrence of specified corporate events. On or after February 1, 2022 until the close of business on the scheduled trading day immediately preceding the maturity date, holders may convert their notes at any time, regardless of the occurrence or nonoccurrence of any of the foregoing circumstances.

The Convertible Senior Notes are our senior unsecured obligations and rank senior in right of payment to our future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to our existing and future indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

As of March 31, 2017, the principal amount of the 2019 and 2022 Convertible Senior Notes exceeded the value of the underlying shares multiplied by the per share closing price of our common stock.

The indentures governing the 2019 and 2022 Convertible Senior Notes contain certain covenants, including covenants requiring us to comply with the requirement under the 1940 Act that our asset coverage ratio, as defined in the 1940 Act, equal at least 200% and to provide financial information to the holders of the 2019 and 2022 Convertible Senior Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the indentures governing the 2019 and 2022 Convertible Senior Notes. As of March 31, 2017, we were in compliance with the terms of the indentures governing the 2019 and 2022 Convertible Senior Notes.

The Convertible Senior Notes are accounted for in accordance with Accounting Standards Codification (“ASC”) 470-20. Upon conversion of any of the Convertible Senior Notes, we intend to pay the outstanding principal amount in cash and, to the extent that the conversion value exceeds the principal amount, we have the option to pay in cash or shares of our common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the indentures governing the 2019 and 2022 Convertible Senior Notes. We have determined that the embedded conversion options in the 2019 and 2022 Convertible Senior Notes are not required to be separately accounted for as a derivative under U.S. GAAP. In accounting for the 2019 and 2022 Convertible Senior Notes, we estimated at the time of issuance separate debt and equity components of the 2019 and 2022 Convertible Senior Notes. An original issue discount equal to the equity components of the 2019 and 2022 Convertible Senior Notes was recorded in “additional paid-in capital” in the accompanying consolidated balance sheet. Additionally, the issuance costs associated with the 2019 and 2022 Convertible Senior Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

Off-Balance Sheet Arrangements

Portfolio Company Commitments

From time to time, we may enter into commitments to fund investments. We incorporated these commitments into our assessment of our liquidity position. Our senior secured revolving loan commitments are generally available on a borrower’s demand and may remain outstanding until the maturity date of the applicable loan. Our senior secured term loan commitments are generally available on a borrower’s demand and, once drawn, generally have the same remaining term as the associated loan agreement. Undrawn senior secured term loan commitments generally have a shorter availability period than the term of the associated loan agreement. As of March 31, 2017, December 31, 2016 and December 31, 2015, we had the following commitments to fund investments in current portfolio companies:

($ in millions)	March 31, 2017	December 31, 2016	December 31, 2015
AppStar Financial, LLC—Revolver	$2.0	$2.0	$2.0
AvidXchange, Inc.—Delayed Draw Term Loan	—	—	15.4
Clarabridge, Inc.—Revolver	—	2.5	2.5
CrunchTime Information Systems, Inc.—Delayed Draw Term Loan	—	12.0	12.0
CrunchTime Information Systems, Inc.—Revolver	2.0	2.0	2.0
Ecommerce Industries, Inc.—Delayed Draw Term Loan	—	—	4.8
Ecommerce Industries, Inc.—Revolver	2.5	2.5	2.5
Eddie Bauer—Delayed Draw	2.0	—	—
Heartland Automotive Holdings, LLC—Revolver	3.9	4.1	2.8
Helix Health, Ltd.—Revolver	3.9	3.9	2.4
Highwinds Capital, Inc.—Revolver	—	—	0.2
IRGSE Holding Corp.—Revolver	0.3	0.2	0.5
Leaf US Holdings, Inc.—Revolver	2.0	2.0	2.0
Marketo, Inc.—Revolver	1.9	1.9	—
MyAlarm Center, LLC—Delayed Draw	0.8	0.8	2.2
Network Merchants, Inc.—Revolver	0.8	0.8	0.8
PayLease, LLC—Revolver	5.0	5.0	5.0
PaySimple—Revolver	5.0	—	—
SailPoint Technologies, Inc.—Revolver	1.2	1.2	—
ScentAir Technologies, Inc.—Multi Draw Term Loan	—	—	1.5
ScentAir Technologies, Inc.—Revolver	2.1	2.1	2.1
Sears—ABL Revolver	—	—	17.9
Sovos Compliance, LLC—Revolver	0.8	0.8	—

Total Portfolio Company Commitments	$36.2	$43.8	$78.6

Other Commitments and Contingencies

As of March 31, 2017, we did not have any unfunded commitments to fund investments to new borrowers that were not current portfolio companies as of March 31, 2017. As of December 31, 2016, we had additional unfunded commitments of $50.0 million to fund investments to new borrowers that were not current portfolio companies as of December 31, 2016. As of December 31, 2015, we did not have any unfunded commitments to fund investments to new borrowers that were not current portfolio companies as of December 31, 2015.

We have certain contracts under which we have material future commitments. Under the Investment Advisory Agreement, our Adviser provides us with investment advisory and management services. For these services, we pay the Management Fee and the Incentive Fee.

Under the Administration Agreement, our Adviser furnishes us with office facilities and equipment, provides us clerical, bookkeeping and record keeping services at such facilities and provides us with other administrative services necessary to conduct our day-to-day operations. We reimburse our Adviser for the allocable portion (subject to the review and approval of our Board) of expenses incurred by it in performing its obligations under the Administration Agreement, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our Chief Compliance Officer, Chief Financial Officer and other professionals who spend time on those related activities (based on a percentage of time those individuals devote, on an estimated basis, to our business and affairs). Our Adviser also offers on our behalf significant managerial assistance to those portfolio companies to which we are required to offer to provide such assistance.

Contractual Obligations

A summary of our contractual payment obligations as of March 31, 2017 is as follows:

	Payments Due by Period
($ in millions)	Total	Less than 1 year	1-3 years	3-5 years	After 5 years
Revolving Credit Facility	$390.2	$—	$—	$390.2	$—
2019 Convertible Senior Notes	115.0	—	115.0	—	—
2022 Convertible Senior Notes	115.0	—	—	—	115.0

Total Contractual Obligations	$620.2	$—	$115.0	$390.2	$115.0

A summary of our contractual payment obligations as of December 31, 2016 is as follows:

	Payments Due by Period
($ in millions)	Total	Less than 1 year	1-3 years	3-5 years	After 5 years
Revolving Credit Facility	$578.7	$—	$—	$578.7	$—
2019 Convertible Senior Notes	$115.0	—	115.0	—	—

Total Contractual Obligations	$693.7	$—	$115.0	$578.7	$—

In addition to the contractual payment obligations in the tables above, we also have commitments to fund investments and to pledge assets as collateral under the terms of our derivatives agreements.

Distributions

We have elected and qualified to be treated for U.S. federal income tax purposes as a RIC under subchapter M of the Code. To maintain our RIC status, we must distribute (or be treated as distributing) in each taxable year dividends for tax purposes equal to at least 90 percent of the sum of our:

•	investment company taxable income (which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses), determined without regard to the deduction for dividends paid, for such taxable year; and

•	net tax-exempt interest income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions) for such taxable year.

As a RIC, we (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders.

We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains or any investment company taxable income, we generally will be subject to corporate-level U.S. federal income tax. We may choose to retain our net capital gains or any investment company taxable income, and pay the U.S. federal excise tax described below.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be treated as distributing) during each calendar year an amount at least equal to the sum of:

•	98% of our net ordinary income excluding certain ordinary gains or losses for that calendar year;

•	98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of that calendar year; and

•	100% of any income or gains recognized, but not distributed, in preceding years.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of this tax. In that event, we will be liable for this tax only on the amount by which we do not meet the foregoing distribution requirement.

We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. All dividends will be paid at the discretion of our Board and will depend on our earnings, financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board may deem relevant from time to time.

To the extent our current taxable earnings for a year fall below the total amount of our distributions for that year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure carefully and should not assume that the source of any distribution is our ordinary income or gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have their dividends or distributions automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.

Related-Party Transactions

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	the Investment Advisory Agreement;

•	the Administration Agreement; and

•	a license agreement with an affiliate of TPG under which the affiliate granted us a non-exclusive license to use the TPG name and logo, for a nominal fee, for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “TPG” name or logo.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including valuation risk, interest rate risk and currency risk.

Valuation Risk

We have invested, and plan to continue to invest, primarily in illiquid debt and equity securities of private companies. Most of our investments will not have a readily available market price, and we value these investments at fair value as determined in good faith by our Board in accordance with our valuation policy. There is no single standard for determining fair value. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize amounts that are different from the amounts presented and such differences could be material.

Interest Rate Risk

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. We also fund portions of our investments with borrowings. Our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. Accordingly, we cannot assure you that a significant change in market interest rates will not have a material adverse effect on our net investment income.

We regularly measure our exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate-sensitive assets to our interest rate-sensitive liabilities. Based on that review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

As of March 31, 2017, 100.0% of our debt investments based on fair value in our portfolio bore interest at floating rates (when including investment specific hedges), with 92.7% of these subject to interest rate floors. Our credit facilities also bear interest at floating rates, and in connection with our 2019 Convertible Senior Notes and 2022 Convertible Senior Notes, which bear interest at a fixed rate; we entered into fixed-to-floating interest rate swaps in order to continue to align the interest rates of our liabilities with our investment portfolio.

Assuming that our consolidated balance sheet as of March 31, 2017 were to remain constant and that we took no actions to alter our existing interest rate sensitivity, the following table shows the annualized impact of hypothetical base rate changes in interest rates (considering interest rate floors for floating rate instruments):

($ in millions) Basis Point Change	Interest Income	Interest Expense	Net Income
Up 300 basis points	$45.7	$18.6	$27.1
Up 200 basis points	$30.4	$12.4	$18.0
Up 100 basis points	$15.1	$6.2	$8.9
Down 25 basis points	$(2.4)	$(1.4)	$(1.0)

Although we believe that this analysis is indicative of our existing sensitivity to interest rate changes, it does not adjust for changes in the credit market, credit quality, the size and composition of the assets in our portfolio and other business developments that could affect our net income. Accordingly, we cannot assure you that actual results would not differ materially from the analysis above.

We may in the future hedge against interest rate fluctuations by using hedging instruments such as additional interest rate swaps, futures, options and forward contracts. While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

Currency Risk

From time to time, we may make investments that are denominated in a foreign currency. These investments are translated into U.S. dollars at each balance sheet date, exposing us to movements in foreign exchange rates.

We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us. We may seek to utilize instruments such as, but not limited to, forward contracts to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates. We also have the ability to borrow in certain foreign currencies under our Revolving Credit Facility. Instead of entering into a foreign exchange forward contract in connection with loans or other investments we have made that are denominated in a foreign currency, we may borrow in that currency to establish a natural hedge against our loan or investment. To the extent the loan or investment is based on a floating rate other than a rate under which we can borrow under our Revolving Credit Facility, we may seek to utilize interest rate derivatives to hedge our exposure to changes in the associated rate.

Critical Accounting Policies

The preparation of our consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. Our critical accounting policies, including those relating to the valuation of our investment portfolio, are described below. The critical accounting policies should be read in connection with our risk factors as disclosed in “Risk Factors” in this prospectus.

Investments at Fair Value

Investment transactions purchased on a secondary basis are recorded on the trade date. Loan originations are recorded on the date of the binding commitment, which is generally the funding date. Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values and also includes the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.

Investments for which market quotations are readily available are typically valued at those market quotations. To validate market quotations, we utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of our investments, are valued at fair value as determined in good faith by our Board, based on, among other things, the input of the Adviser, our Audit Committee and independent third-party valuation firms engaged at the direction of the Board.

As part of the valuation process, the Board takes into account relevant factors in determining the fair value of our investments, including:

•	the estimated enterprise value of a portfolio company (that is, the total fair value of the portfolio company’s debt and equity);

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments based on its earnings and cash flow;

•	the markets in which the portfolio company does business;

•	a comparison of the portfolio company’s securities to any similar publicly traded securities; and

•	overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future.

When an external event, such as a purchase transaction, public offering or subsequent equity sale occurs, the Board considers whether the pricing indicated by the external event corroborates our valuation.

The Board undertakes a multi-step valuation process, which includes, among other procedures, the following:

•	The valuation process begins with each investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the portfolio management team.

•	The Adviser’s management reviews the preliminary valuations with the investment professionals. Agreed-upon valuation recommendations are presented to the Audit Committee.

•	The Audit Committee reviews the valuations presented and recommends values for each investment to the Board.

•	The Board reviews the recommended valuations and determines the fair value of each investment; valuations that are not based on readily available market quotations are valued in good faith based on, among other things, the input of the Adviser, Audit Committee and, where applicable, other third parties.

We conduct this valuation process on a quarterly basis.

In connection with debt and equity securities that are valued at fair value in good faith by the Board, the Board has engaged independent third-party valuation firms to perform certain limited procedures that the Board has identified and requested them to perform.

We apply Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurement (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, we consider our principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:

•	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that we have the ability to access.

•	Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur. In addition to using the above inputs in investment valuations, we apply the valuation policy approved by our Board that is consistent with ASC 820. Consistent with the valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When a security is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), we subject those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, we review pricing methodologies provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs. Some additional factors considered include the number of prices obtained, as well as an assessment as to their quality.

Our accounting policy on the fair value of our investments is critical because the determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements express the uncertainty with respect to the possible effect of these valuations, and any change in these valuations, on the consolidated financial statements.

See Note 6 to our consolidated financial statements included in this prospectus for more information on the fair value of our investments.

Interest and Dividend Income Recognition

Interest income is recorded on an accrual basis and includes the amortization of discounts and premiums. Discounts and premiums to par value on securities purchased are amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the amortization of discounts and premiums, if any.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

Dividend income on preferred equity securities is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Our accounting policy on interest and dividend income recognition is critical because it involves the primary source of our revenue and accordingly is significant to the financial results as disclosed in our consolidated financial statements.

U.S. Federal Income Taxes

We have elected to be treated as a BDC under the 1940 Act. We also have elected to be treated as a RIC under the Code. So long as we maintain our status as a RIC, we will generally not pay corporate-level U.S. federal income or excise taxes on any ordinary income or capital gains that we distribute at least annually to our stockholders as dividends. As a result, any tax liability related to income earned and distributed by us represents obligations of our stockholders and will not be reflected in our consolidated financial statements.

We evaluate tax positions taken or expected to be taken in the course of preparing our financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reversed and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. As of December 31, 2016, we did not have any uncertain tax positions that met the recognition or measurement criteria, nor did we have any unrecognized tax benefits. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including on-going analyses of tax laws, regulations and interpretations thereof. Our 2015, 2014 and 2013 tax year returns remain subject to examination by the relevant federal and state tax authorities.

Our accounting policy on income taxes is critical because if we are unable to maintain our status as a RIC, we would be required to record a provision for corporate-level U.S. federal income taxes which may be significant to our financial results.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of the end of each fiscal year ended December 31 since we commenced operations and as of March 31, 2017. The report of our independent registered public accounting firm, KPMG LLP, on the senior securities table as of December 31, 2016 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year/Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Credit Facilities
December 31, 2017 (as of March 31, 2017)	$390.2	$2,552.6	—	N/A
December 31, 2016	$578.7	$2,376.6	—	N/A
December 31, 2015	$540.3	$2,257.3	—	N/A
December 31, 2014	$283.9	$3,110.3	—	N/A
December 31, 2013	$432.3	$2,329.5	—	N/A
December 31, 2012	$331.8	$2,445.9	—	N/A
December 31, 2011	$155.0	$2,116.7	—	N/A
Convertible Senior Notes due 2019
December 31, 2017 (as of March 31, 2017)	$113.2	$2,552.6	—	N/A
December 31, 2016	$113.1	$2,376.6	—	N/A
December 31, 2015	$112.5	$2,257.3	—	N/A
December 31, 2014	$111.9	$3,110.3	—	N/A
Convertible Senior Notes due 2022
December 31, 2017 (as of March 31, 2017)	$114.7	$2,552.6	—	N/A

(1)	Total amount of each class of senior securities outstanding at carrying value, excluding the impact of deferred financing costs, at the end of the period presented.

(2)	Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)	The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)	Not applicable because the senior securities are not registered for public trading.

THE COMPANY

General

We are a specialty finance company focused on lending to middle-market companies. Since we began our investment activities in July 2011, through March 31, 2017, we have originated more than $5.4 billion aggregate principal amount of investments and retained approximately $3.6 billion aggregate principal amount of these investments on our balance sheet prior to any subsequent exits and repayments. We seek to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine and unsecured loans and investments in corporate bonds and equity securities. By “middle-market companies,” we mean companies that have annual earnings before interest, income taxes, depreciation and amortization, or EBITDA, which we believe is a useful proxy for cash flow, of $10 million to $250 million, although we may invest in larger or smaller companies on occasion. As of March 31, 2017, our core portfolio companies, which exclude certain investments that fall outside of our typical borrower profile and represent 84.9% of our total investments based on fair value, had weighted average annual revenue of $141.0 million and weighted average annual EBITDA of $30.7 million.

We generate revenues primarily in the form of interest income from the investments we hold. In addition, we generate income from dividends on direct equity investments, capital gains on the sales of loans and debt and equity securities and various loan origination and other fees.

We have operated as a BDC since we began our investment activities in July 2011, and we are currently one of the largest BDCs by total assets. In conducting our investment activities, we believe that we benefit from the significant scale and resources of our Adviser and its affiliates.

The companies in which we invest use our capital to support organic growth, acquisitions, market or product expansion and recapitalizations (including restructurings). We invest in first-lien debt, second-lien debt, mezzanine and unsecured debt and equity and other investments. Our first-lien debt may include stand-alone first-lien loans; “last out” first-lien loans, which are loans that have a secondary priority behind super-senior “first out” first-lien loans; “unitranche” loans, which are loans that combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position; and secured corporate bonds with similar features to these categories of first-lien loans. Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt.

As of March 31, 2017, based on fair value our portfolio consisted of 98.5% first-lien debt investments, 0.2% second-lien debt investments, and 1.3% equity and other investments. 100.0% of our debt investments based on fair value as of March 31, 2017 are floating rate in nature (when including investment specific hedges), with 92.7% of these subject to interest rate floors, which we believe helps act as a portfolio-wide hedge against inflation.

As of March 31, 2017, we had investments in 48 portfolio companies with an aggregate fair value of $1,580.3 million. For the three months ended March 31, 2017, we made new investment commitments of $149.2 million in five new portfolio companies. For this period, we had $213.5 million aggregate principal amount in exits and repayments.

As of December 31, 2016, we had investments in 52 portfolio companies with an aggregate fair value of $1,657.4 million. For the year ended December 31, 2016, we made new investment commitments of $562.7 million, including $492.7 million in 14 new portfolio companies and $70.0 million in nine existing portfolio companies. For this period, we had $416.5 million aggregate principal amount in exits and repayments, resulting in a net portfolio increase of $103.6 million aggregate principal amount.

As of March 31, 2017, our portfolio was invested across 17 different industries. The largest industries in our portfolio as of March 31, 2017 were business services and financial services, which represented, as a percentage of our portfolio, 22.5% and 12.7%, respectively, based on fair value. As of March 31, 2017, our average investment size in each of our portfolio companies was approximately $32.9 million based on fair value. As of March 31, 2017, the largest single investment based on fair value represented 4.8% of our total investment portfolio.

Our Board has ultimate authority over our business, but delegates authority to our investment adviser who actively sources, manages, and monitors our investment portfolio and other business activities, subject to the supervision of the Board. See “—About TSLX—Our Investment Adviser” below. Pursuant to our certificate of incorporation, the Board consists of five members divided into three classes with staggered three-year terms. As a BDC, a majority of our Board consists of Independent Directors.

We borrow money from time to time within the levels permitted by the 1940 Act to fund investments and for general corporate purposes. Under the 1940 Act, we can incur borrowings, issue debt securities or issue preferred stock if immediately after the borrowing or issuance the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock is at least 200%. In determining whether to borrow money, we analyze the maturity, covenant package and rate structure of the proposed borrowings, as well as the risks of those borrowings compared to our investment outlook. The use of borrowed funds or the proceeds of preferred stock offerings to make investments has its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock are borne by us, and ultimately the holders of our common stock. See “Risk Factors—Risks Related to Our Business and Structure—We borrow money, which magnifies the potential for gain or loss and increases the risk of investing in us.”

About TSLX

TPG Specialty Lending, Inc. is a Delaware corporation formed on July 21, 2010. The Adviser is our external manager. We have three wholly owned subsidiaries, TC Lending, LLC, a Delaware limited liability company, which holds a California finance lender and broker license, TPG SL SPV, LLC, a Delaware limited liability company, in which we hold assets that were used to support our asset-backed credit facility, and TSL MR, LLC, a Delaware limited liability company, in which we hold certain investments. Our results reflect our ramp-up of initial investments, which is now complete, as well as the ongoing measured growth of our portfolio of investments.

Our portfolio is subject to diversification and other requirements because we elected to be regulated as a BDC under the 1940 Act and treated as a RIC for U.S. federal income tax purposes. We made our BDC election on April 15, 2011. We intend to maintain these elections. See “Regulation” for more information on these requirements.

Our Investment Adviser

Our Adviser is a Delaware limited liability company. Our Adviser acts as our investment adviser and administrator and is a registered investment adviser with the SEC under the Advisers Act.

Our Adviser sources and manages our portfolio through our Investment Team, a dedicated team of investment professionals predominately focused on us. Our Investment Team is led by our Chairman and Co-Chief Executive Officer and our Adviser’s Co-Chief Investment Officer Joshua Easterly, our Co-Chief Executive Officer Michael Fishman and our Adviser’s Co-Chief Investment Officer Alan Waxman, all of whom have substantial experience in credit origination, underwriting and asset management. Our investment decisions are made by our Investment Review Committee, which includes senior personnel of our Adviser and TSSP. The members of our Investment Review Committee are Joshua Easterly, Michael Fishman, Alan Waxman and David Stiepleman.

TSSP, with over $19 billion of assets under management as of March 31, 2017, is TPG’s special situations and credit platform and encompasses TPG Specialty Lending, TPG Opportunities Partners and TSSP

Adjacent Opportunities Partners, which invest in special situations and distressed investments across the credit cycle, TSL Europe, which is aimed at European middle-market loan originations, and TPG Institutional Credit Partners, which is a “public-side” credit investment platform focused on investment opportunities in broadly syndicated leveraged loan markets. TSSP has extensive experience with highly complex, global public and private investments executed through primary originations, secondary market purchases and restructurings, and has a team of over 160 investment and operating professionals. As of March 31, 2017, twenty nine (29) of these personnel are dedicated to our business, including twenty one (21) investment professionals.

TPG is a leading global private investment firm founded in 1992 with approximately $72 billion of assets under management as of December 31, 2016, and offices in San Francisco, Fort Worth, New York and throughout the world. In addition to TSSP, TPG’s investment business includes discrete investment platforms focused on a range of alternative investment products, including TPG Capital, which is TPG’s flagship large capitalization private equity business and focuses on global investments across all major industry sectors; TPG Growth, which invests in small- and middle-market growth equity and corporate opportunities in all major industry sectors in North America and in other developed and emerging markets; TPG Biotechnology Partners, which invests in early- and late-stage venture capital opportunities in the biotechnology and related life sciences industries; and TPG Real Estate, which is the real estate platform of TPG. TPG has extensive experience with global public and private investments executed through leveraged buyouts, recapitalizations, spinouts, growth investments, joint ventures and restructurings, and has a team of over 300 professionals.

Our Adviser consults with TSSP and TPG in connection with a substantial number of our investments. The TSSP and TPG platforms provide us with a breadth of large and scalable investment resources. We believe we benefit from their market expertise, insights into sector and macroeconomic trends and intensive due diligence capabilities, which help us discern market conditions that vary across industries and credit cycles, identify favorable investment opportunities and manage our portfolio of investments.

Under the terms of the Investment Advisory Agreement, the Adviser’s services are not exclusive, and the Adviser is free to furnish similar or other services to others, so long as its services to us are not impaired. Under the terms of the Investment Advisory Agreement, we will pay the Adviser the Management Fee and may also pay Incentive Fees.

Our Administrator

On March 15, 2011, we entered into the Administration Agreement with our Adviser. Under the terms of the Administration Agreement, the Adviser acts as our administrator and provides administrative services to us. These services include providing office space, equipment and office services, maintaining financial records, preparing reports to stockholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. Certain of these services are reimbursable to the Adviser under the terms of the Administration Agreement. See “Management and Other Agreements—Payment of Our Expenses.” In addition, the Adviser is permitted to delegate its duties under the Administration Agreement to affiliates or third parties and we pay or reimburse the Adviser expenses incurred by any such affiliates or third parties for work done on our behalf. For the three months ended March 31, 2017 and the year ended December 31, 2016, we incurred expenses of $1.0 million and $3.1 million, respectively, for administrative services payable under the terms of the Administration Agreement.

Market Opportunity

Our investment objective is to generate current income by targeting investments with favorable risk-adjusted returns. We believe the middle-market lending environment provides opportunities for us to meet this objective as a result of a combination of the following factors:

Limited availability of capital for middle-market companies. We believe that certain structural changes in the market have reduced the amount of capital available to middle-market companies. In particular, we believe there are currently fewer providers of capital to middle-market companies. Traditional middle-market lenders, such as commercial and regional banks and commercial finance companies, have contracted their origination activities and are focusing on more liquid asset classes. At the same time, institutional investors have sought to invest in larger, more liquid offerings, limiting the ability of middle-market companies to raise debt capital through public capital markets. We believe the Basel III Accord and implementing regulations by the Federal Reserve, the Office of the Comptroller of the Currency and the FDIC will significantly increase capital and liquidity requirements for banks, decreasing their capacity to hold non-investment grade leveraged loans on their balance sheets. Coupled with new risk retention requirements for collateralized loan vehicles, we believe these developments reduce the capacity of traditional lenders to serve this market segment and, as a result, increase the cost of borrowing for middle-market companies.

Strong demand for debt capital. We believe middle-market companies will continue to require access to debt capital to refinance existing debt, support growth and finance acquisitions. In addition, we believe the large amount of uninvested capital held by funds of private equity firms, estimated by Preqin Ltd., an alternative assets industry data and research company, at $1.49 trillion as of May 2017, will continue to drive deal activity. We expect that private equity firms will continue to pursue acquisitions and to seek to leverage their equity investments with secured loans provided by companies such as ours.

Attractive investment dynamics. An imbalance between the supply of, and demand for, middle-market debt capital creates attractive pricing dynamics. The directly negotiated nature of middle-market financings also generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender-protective change of control provisions. Additionally, we believe BDC managers’ expertise in credit selection and ability to manage through credit cycles has generally resulted in BDCs experiencing lower loss rates than U.S. commercial banks through credit cycles. Further, we believe that historical middle-market default rates have been lower, and recovery rates have been higher, as compared to the larger market capitalization, broadly distributed market, leading to lower cumulative losses.

Conservative capital structures. Following the credit crisis, which we define broadly as occurring between mid-2007 and mid-2009, borrowers have generally been required to maintain more equity as a percentage of their total capitalization, specifically to protect lenders during periods of economic downturns. With more conservative capital structures, middle-market companies have exhibited higher levels of cash flows available to service their debt. In addition, middle-market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process and improves returns to lenders during a restructuring process.

Specialized lending requirements. Lending to middle-market companies requires specialized due diligence and underwriting capabilities, as well as extensive ongoing monitoring. Middle-market lending also is generally more labor-intensive than lending to larger companies due to smaller investment sizes and the lack of publicly available information on these companies. We believe the experience and resources of our Adviser, TSSP and TPG position us more strongly than many capital providers to lend to middle-market companies.

Desirability of partnering with BDCs. We believe middle-market companies see advantages in raising capital from BDCs. BDCs have the ability to offer attractive financing structures, including unitranche loans and “one-stop” financings and can provide a valuable combination of flexibility to develop loans that reflect each borrower’s distinct situation, long-term relationship focus and reliability as a potential source of future capital.

Illustrative of the market opportunity for BDCs, the graph below demonstrates the decline in bank participation and increased prevalence of non-bank lenders in the leveraged loan market over the past two decades.

Notes: Excludes left and right agent commitments (including administrative, syndication and documentation agent as well as arranger); Excludes revolving credit-only asset backed loans
Source: S&P Capital IQ , LCD.1Q17 Leverage Lending Review

The graph below illustrates the increase in the uninvested capital held by private equity funds that is available to be invested.

($ in trillions)
Source: Preqin as of May 2017

Competitive Strengths and Core Competencies

Leading platform and access to proprietary deal flow. The substantial majority of our investments are not intermediated and are originated without the assistance of investment banks or other traditional Wall Street sources. Our Adviser has a dedicated team of 21 investment professionals responsible for originating, underwriting, executing and managing the assets of our direct lending transactions. This team is responsible for sourcing and executing opportunities directly, while leveraging the resources and expertise of the TSSP and TPG platforms. The senior members of our Investment Team have over 200 years of collective experience as commercial dealmakers.

In addition to executing direct calling campaigns on companies based on the Adviser’s sector and macroeconomic views, our Investment Team also maintains direct contact with financial sponsors, banks, corporate advisory firms, industry consultants, attorneys, investment banks, “club” investors and other potential sources of lending opportunities. By sourcing through multiple channels, we believe we are able to generate investment opportunities that have more attractive risk-adjusted return characteristics than by relying solely on origination flow from investment banks or other intermediaries.

In addition, our Adviser draws upon the resources of TSSP and TPG in underwriting transactions, performing due diligence, managing assets and optimizing our operations as a public company. Access to TSSP and TPG resources complements our Adviser’s view of markets and provides insight into important cyclical patterns.

Disciplined investment and underwriting process. Through our Adviser, we seek to achieve the highest risk-adjusted returns available as opposed to the highest absolute return available. Our investment approach seeks to combine a rigorous analysis of macroeconomic and market factors with a deep understanding of individual companies and their assets, management and prospects. We believe four factors distinguish our investment approach:

•	Flexibility. Our broad middle-market focus and our Adviser’s integrated position within TSSP and TPG allow us to determine current market opportunities and identify relative value.

•	Risk pricing. The risk profile of our portfolio evolves across credit cycles as credit tightens and loosens. During periods when risk premiums are tight and pricing alone may not reflect the possibility for volatility, we typically focus on investing at a senior position in deals that permit us to control duration (that is, price sensitivity as a function of time and changes in interest rates, expressed as a number of years). Conversely, during periods when risk premiums are wide, we seek to capture an incremental risk premium by offering more junior instruments that have higher rates and longer durations.

•	Disciplined four-tiered investment framework. Through our Adviser, we perform detailed company-specific analysis focusing on a four-tiered investment framework:

•	Business and sector selection. We focus on companies with enterprise value between $50 million and $1 billion. When reviewing potential investments, we seek to invest in businesses with high marginal cash flow, recurring revenue streams and where we believe credit quality will improve over time. We look for portfolio companies that we think have a sustainable competitive advantage in growing industries or distressed situations. We also seek companies where our investment will have a low loan-to-value ratio. We currently do not limit our focus to any specific industry and we may invest in larger or smaller companies.

•	Investment structuring. We focus on investing at the top of the capital structure and protecting that position. We carefully diligence and structure investments to include strong investor covenants. As a result, we structure investments with a view to creating opportunities for early intervention in the event of non-performance or stress. In addition, we seek to retain effective voting control in investments over the loans or particular class of securities in which we invest through maintaining affirmative voting positions or negotiating consent rights that allow us to retain a blocking position. We also aim for our loans to mature on a medium term, between two to six years after origination.

•	Deal dynamics. We focus on, among other deal dynamics, direct origination of investments, where we identify and lead the investment transaction. We seek transactions that are too small for the traditional high yield market. We look to invest in companies that value our commitment and ability to originate an investment that meets their goals and fits within their existing capital structure.

•	Risk Mitigation. We seek to mitigate non-credit-related risk on our returns in several ways, including call protection provisions to protect future payment income. In addition, most of our investments are floating rate in nature, which we believe helps act as a portfolio-wide hedge against inflation.

•	Robust and active investment management. Our Adviser rigorously monitors the credit profile of portfolio investments, with the aim of proactively identifying sector and operational issues and carefully managing risks. The information gathered on market trends through this process also informs our underwriting for new loans.

We tailor investments rather than focusing only on driving investment volume. We closed approximately 1.8% of approximately 5,650 investment opportunities our Investment Team reviewed since our inception through March 31, 2017.

Carefully constructed, existing portfolio consisting of predominantly senior, floating rate loans across a broad range of industries and borrowers. Since we began investing in 2011, we have invested approximately $3.6 billion. As of March 31, 2017, we had a portfolio of investments in 48 portfolio companies with an aggregate fair value of $1,580.3 million that we believe exhibits strong credit quality and broad industry composition. As of March 31, 2017, 100% of our debt investments based on fair value bore interest at floating rates (when including investment specific hedges), with 92.7% of these subject to interest rate floors, and 98.5% of the fair value of our portfolio was invested in first-lien debt investments. We believe this portfolio will allow us to generate meaningful investment income, and consequently dividend income, for our stockholders.

Experienced management team. The Adviser has a highly experienced management team consisting of seven TSSP Partners and four TSSP managing directors, with deep experience identifying and executing transactions across a broad range of industries and types of financings. Over their careers, our team has developed unique relationships and access to proprietary sourcing and servicing channels. The team includes the founder of the Goldman Sachs Specialty Lending Group, Alan Waxman, who managed the group from its inception in 2003 through 2009, and other senior members, such as Joshua Easterly, who was Co-head from 2006 through 2010. The team also includes Michael Fishman, who as National Director of Loan Originations at Wells Fargo Capital Finance, oversaw primary and secondary lending, loan distribution and syndications, strategic transactions and new lending products from 2000 to 2011. Our Adviser’s senior team also has experience managing us as a BDC since we began our investment activities in July 2011. We believe that the broad knowledge of this group from investing across asset classes through numerous credit cycles provides us with sound decision-making and invaluable insights into the investment process.

Aligned investment professionals. We believe our investment professionals are aligned with our investment objective. The compensation structure for our investment professionals is based on our returns, as opposed to transaction volume, which we believe fosters a focus on credit quality when originating investments.

Investment Criteria/Guidelines

Our investment approach involves, among other things:

•	an assessment of the markets, overall macroeconomic environment and how the assessment may impact industry and investment selection;

•	substantial company-specific research and analysis; and

•	with respect to each individual company, an emphasis on capital preservation, low volatility and management of downside risk.

The foundation of our investment philosophy incorporates intensive analysis, a management discipline based on both market technicals and fundamental value-oriented research, and consideration of diversification within our portfolio. We follow a rigorous investment process based on:

•	a comprehensive analysis of issuer creditworthiness, including a quantitative and qualitative assessment of the issuer’s business;

•	an evaluation of management and its economic incentives;

•	an analysis of business strategy and industry trends; and

•	an in-depth examination of a prospective portfolio company’s capital structure, financial results and projections.

We seek to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises, while focusing on the absolute and relative value of the investment.

Investment Process Overview

Origination and Sourcing

The substantial majority of our investments are not intermediated and are originated without the assistance of investment banks or other traditional Wall Street sources. In addition to executing direct calling campaigns on companies based on the Adviser’s sector and macroeconomic views, our Investment Team also maintains direct contact with financial sponsors, banks, corporate advisory firms, industry consultants, attorneys, investment banks, “club” investors and other potential sources of lending opportunities. The substantial majority of our deals are informed by our current sector views and are sourced directly by our Adviser through our network contacts. We also identify opportunities through our Adviser’s relationships with TSSP and TPG.

Due Diligence Process

The process through which an investment decision is made involves extensive research into the company, its industry, its growth prospects and its ability to withstand adverse conditions. If the investment team responsible for the transaction determines that an investment opportunity should be pursued, we will engage in an intensive due diligence process. Though each transaction will involve a somewhat different approach, our diligence of each opportunity may include:

•	understanding the purpose of the capital requirement, the key personnel and variables, as well as the sources and uses of the proceeds;

•	meeting the company’s management, including top and middle-level executives, to get an insider’s view of the business, and to probe for potential weaknesses in business prospects;

•	checking management’s backgrounds and references;

•	performing a detailed review of historical financial performance, including performance through various economic cycles, and the quality of earnings;

•	contacting customers and vendors to assess both business prospects and standard practices;

•	conducting a competitive analysis, and comparing the company to its main competitors on an operating, financial, market share and valuation basis;

•	researching the industry for historic growth trends and future prospects as well as to identify future exit alternatives;

•	assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth;

•	leveraging TSSP and TPG internal resources with institutional knowledge of the company’s business; and

•	investigating legal and regulatory risks and financial and accounting systems and practices.

Selective Investment Process

After an investment has been identified and preliminary diligence has been completed, a credit research and analysis report is prepared. This report is reviewed by senior investment professionals. If these senior and other investment professionals are supportive of pursuing the potential investment, then a more extensive due diligence process is employed. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys, independent accountants, and other third-party consultants and research firms prior to the closing of the investment, as appropriate on a case-by-case basis.

Issuance of Formal Commitment

Approval of an investment requires the approval of the Investment Review Committee or, depending on the size and nature of the investment, a portion thereof. Once we have determined that a prospective portfolio company is suitable for investment, we work with the management or sponsor of that company and its other capital providers, including senior, junior and equity capital providers, if any, to finalize the structure and terms of the investment.

Portfolio Monitoring

The Adviser monitors our portfolio companies on an ongoing basis. The Adviser monitors the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action for each company.

The Adviser has a number of methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•	periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other companies in the industry;

•	attendance at, and participation in, board meetings; and

•	review of monthly and quarterly financial statements and financial projections for portfolio companies.

As part of the monitoring process, the Adviser regularly assesses the risk profile of each of our investments and, on a quarterly basis, grades each investment on a risk scale of 1 to 5. Risk assessment is not standardized in our industry and our risk assessment may not be comparable to ones used by our competitors. Our assessment is based on the following categories:

•	An investment is rated 1 if, in the opinion of the Adviser, it is performing as agreed and there are no concerns about the portfolio company’s performance or ability to meet covenant requirements. For these investments, the Adviser generally prepares monthly reports on investment performance and intensive quarterly asset reviews.

•	An investment is rated 2 if it is performing as agreed, but, in the opinion of the Adviser, there may be concerns about the company’s operating performance or trends in the industry. For these investments, in addition to monthly reports and quarterly asset reviews, the Adviser also researches any areas of concern with the objective of early intervention with the portfolio company.

•	An investment will be assigned a rating of 3 if it is paying as agreed but a material covenant violation is expected. For these investments, in addition to monthly reports and quarterly asset reviews, the Adviser also adds the investment to its “watch list” and researches any areas of concern with the objective of early intervention with the portfolio company.

•	An investment will be assigned a rating of 4 if a material covenant has been violated, but the company is making its scheduled payments. For these investments, the Adviser prepares a bi-monthly asset review email and generally has monthly meetings with senior management. For investments where there have been material defaults, including bankruptcy filings, failures to achieve financial performance requirements or failure to maintain liquidity or loan-to-value requirements, the Adviser often will take immediate action to protect its position. These remedies may include negotiating for additional collateral, modifying investment terms or structure, or payment of amendment and waiver fees.

•	A rating of 5 indicates an investment is in default on its interest or principal payments. For these investments, our Adviser reviews the investment on a bi-monthly basis and, where possible, pursues workouts that achieve an early resolution to avoid further deterioration. The Adviser retains legal counsel and takes actions to preserve our rights, which may include working with the portfolio company to have the default cured, to have the investment restructured or to have the investment repaid through a consensual workout.

For more information on the investment performance ratings of our portfolio, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Components of Our Results of Operations—Portfolio and Investment Activity.”

Investment Review Committee

The Adviser manages our portfolio under the general oversight of the Investment Review Committee. The Investment Review Committee includes certain individuals who are senior personnel of the Adviser and TSSP, as well as certain other persons appointed by the Adviser from time to time. Our Investment Team and the Investment Review Committee are supported by and have access to the investment professionals, analytical capabilities and support personnel of TSSP and TPG. See “Management” and “Related-Party Transactions and Certain Relationships.”

Structure of Investments

Since beginning our investment activities in July 2011, we have sought to generate current income primarily in U.S.-domiciled middle market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine and unsecured loans and investments in corporate bonds and equity and other investments.

Debt Investments

The terms of our debt investments are tailored to the facts and circumstances of each transaction and prospective portfolio company. We negotiate the structure of each investment to protect our rights and manage our risk while providing funding to help the portfolio company achieve its business plan. We invest in the following types of debt:

•	First-lien debt. First-lien debt is typically senior on a lien basis to other liabilities in the issuer’s capital structure and has the benefit of a first-priority security interest in assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets. Our first-lien debt may include stand-alone first-lien loans, “last out” first-lien loans, “unitranche” loans and secured corporate bonds with similar features to these categories of first-lien loans.

•	Stand-alone first-lien loans. Stand-alone first-lien loans are traditional first-lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest.

•	“Last out” first-lien loans. “Last out” first-lien loans have a secondary priority behind super-senior “first out” first-lien loans in the collateral securing the loans in certain circumstances. The arrangements for a “last out” first-lien loan are set forth in an “agreement among lenders,” which provides lenders with “first out” and “last out” payment streams based on a single lien on the collateral. Since the “first out” lenders generally have priority over the “last out” lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the “last out” lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the “first out” lenders or lenders in stand-alone first-lien loans. Agreements among lenders also typically provide greater voting rights to the “last out” lenders than the intercreditor agreements to which second-lien lenders often are subject.

•	“Unitranche” loans. Unitranche loans combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In many cases, we may provide the borrower most, if not all, of the capital structure above the equity. The primary advantages to the borrower are the ability to negotiate the entire debt financing with one lender and the elimination of intercreditor issues.

•	Second-lien debt. Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt. Second-lien debt typically is senior on a lien basis to other liabilities in the issuer’s capital structure and has the benefit of a security interest over assets of the issuer, though ranking junior to first-lien debt secured by those assets. First-lien lenders and second-lien lenders typically have separate liens on the collateral, and an intercreditor agreement provides the first-lien lenders with priority over the second-lien lenders’ liens on the collateral.

•	“Mezzanine” and “Unsecured” debt. Structurally, mezzanine debt usually ranks subordinate in priority of payment to first-lien and second-lien debt and may not have the benefit of financial covenants common in first-lien and second-lien debt. Unsecured debt may rank junior as it relates to proceeds in certain liquidations where it does not have the benefit of a lien in specific collateral held by creditors (typically first lien and/or second lien) who have a perfected security interest in such collateral. However, both mezzanine and unsecured debt ranks senior to common and preferred equity in an issuer’s capital structure. Mezzanine and unsecured debt investments generally offer lenders fixed returns in the form of interest payments and mezzanine debt will often provide lenders an opportunity to participate in the capital appreciation, if any, of an issuer through an equity interest. This equity interest typically takes the form of an equity co-investment or warrants. Due to its higher risk profile and often less restrictive covenants compared to senior secured loans, mezzanine and unsecured debt generally bears a higher stated interest rate than first-lien and second-lien debt.

Our debt investments are typically structured with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. We seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk; and

•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative covenants (including reporting requirements), negative covenants (including financial covenants), lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board under some circumstances.

Among the types of first-lien debt in which we invest, we generally are able to obtain higher effective interest rates on our “last out” first-lien loans than on other types of first-lien loans, since our “last-out” first-lien loans generally are more junior in the capital structure. Within our portfolio, we aim to maintain the appropriate proportion among the various types of first-lien loans, as well as second-lien debt and mezzanine debt, which allows us to achieve our target returns while maintaining our targeted amount of credit risk.

Equity and Other Investments

Our loans may include an equity interest in the issuer, such as a warrant or profit participation right. In certain instances, we also will make direct equity investments, although those situations are generally limited to those cases where we are making an investment in a more senior part of the capital structure of the issuer.

Investments

As of March 31, 2017 and December 31, 2016, we had made investments with an aggregate fair value of $1,580.3 million and $1,657.4 million, respectively, in 48 and 52 portfolio companies, respectively.

Investments consisted of the following at March 31, 2017 and December 31, 2016:

	March 31, 2017
($ in millions)	Amortized Cost (1)	Fair Value	Net Unrealized Gain (Loss)
First-lien debt investments	$1,553.5	$1,556.7	$3.2
Second-lien debt investments	3.3	3.4	—
Mezzanine and unsecured debt investments	—	—	—
Equity and other investments	30.2	20.3	(1.0)

Total Investments	$1,587.1	$1,580.3	$(6.8)

	December 31, 2016
($ in millions)	Amortized Cost (1)	Fair Value	Net Unrealized (Loss)
First-lien debt investments	$1,592.8	$1,599.6	$6.8
Second-lien debt investments	24.0	19.6	(4.4)
Mezzanine and unsecured debt investments	10.8	10.7	(0.1)
Equity and other investments	40.2	27.6	(12.7)

Total Investments	$1,667.7	$1,657.4	$(10.3)

(1)	Amortized cost represents the original cost adjusted for the amortization of discounts or premiums, as applicable, on debt investments using the effective interest method.

The industry composition of investments at fair value at March 31, 2017 and December 31, 2016 was as follows:

	March 31, 2017	December 31, 2016
Automotive	1.9%	1.8%
Beverage, food, and tobacco	3.5%	3.5%
Business services	22.5%	22.6%
Chemicals	0.8%	0.7%
Education	6.3%	6.0%
Electronics	4.0%	4.2%
Financial services	12.7%	10.8%
Healthcare	10.9%	12.2%
Hotel, gaming, and leisure	3.7%	4.5%
Human resource support services	4.0%	3.8%
Insurance	4.1%	4.0%
Internet services	—	3.1%
Manufacturing	—	3.2%
Office products	2.3%	2.2%
Oil, gas and consumable fuels	1.9%	2.7%
Other	0.4%	0.5%
Pharmaceuticals	8.8%	4.5%
Retail and consumer products	11.4%	8.9%
Transportation	0.8%	0.8%

Total	100.0%	100.0%

We classify the industries of our portfolio companies by end-market (such as healthcare, and business services) and not by the product or services (such as software) directed to those end-markets.

The geographic composition of investments at fair value at March 31, 2017 and December 31, 2016 was as follows:

	March 31, 2017	December 31, 2016
United States
Midwest	9.6%	12.8%
Northeast	29.9%	29.3%
South	20.3%	24.5%
West	34.2%	28.0%
Canada	3.0%	1.6%
Europe	3.0%	3.8%

Total	100.0%	100.0%

Loan Commitments

As of March 31, 2017 and December 31, 2016, we had the following commitments to fund investments in current portfolio companies:

($ in millions)	March 31, 2017	December 31, 2016
AppStar Financial, LLC—Revolver	$2.0	$2.0
Clarabridge, Inc.—Revolver	—	2.5
CrunchTime Information Systems, Inc.—Delayed Draw	—	12.0
CrunchTime Information Systems, Inc.—Revolver	2.0	2.0
Ecommerce Industries, Inc.—Revolver	2.5	2.5
Eddie Bauer—Delayed Draw	2.0	—
Heartland Automotive Holdings, LLC—Revolver	3.9	4.1
Helix Health Ltd.—Revolver	3.9	3.9
IRGSE Holding Corp.—Revolver	0.3	0.2
Leaf US Holdings, Inc.—Revolver	2.0	2.0
Marketo, Inc.—Revolver	1.9	1.9
My Alarm Center, LLC—Delayed Draw	0.8	0.8
Network Merchants, Inc.—Revolver	0.8	0.8
PayLease, LLC—Revolver	5.0	5.0
PaySimple—Revolver	5.0	—
Sailpoint Technologies, Inc.—Revolver	1.2	1.2
ScentAir Technologies, Inc.—Revolver	2.1	2.1
Sovos Compliance, LLC—Revolver	0.8	0.8

Total Portfolio Company Commitments	$36.2	$43.8

As of March 31, 2017, we did not have any unfunded commitments to fund investments to new borrowers that were not current portfolio companies as of March 31, 2017. As of December 31, 2016, we had additional unfunded commitments of $50.0 million to fund investments to new borrowers that were not current portfolio companies as of December 31, 2016. As of December 31, 2015, we did not have any unfunded commitments to fund investments to new borrowers that were not current portfolio companies as of December 31, 2015.

Managerial Assistance

As a BDC, we must offer significant managerial assistance to our portfolio companies. This assistance can involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services and reimburse the Adviser for its allocated costs in providing this assistance, subject to the review and approval by our Board, including our Independent Directors. See “Regulation.”

Competition

We compete for investments with a number of BDCs and other investment funds (including private equity funds and venture capital funds), special purpose acquisition company sponsors, investment banks with underwriting activities, hedge funds that invest in private investments in public equities, traditional financial services companies such as commercial banks, and other sources of financing. Many of these entities have greater financial and managerial resources than we do. In addition, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. For additional information concerning the competitive risks we expect to face, see “Risk Factors—Risks Related to Our Business and Structure—We operate in a highly competitive market for investment opportunities.”

Administration

Each of our executive officers is an employee of our Adviser or its affiliates. We do not currently have any employees and do not expect to have any employees. Individuals who are employees of our Adviser or its affiliates provide services necessary for our business under the terms of the Investment Advisory Agreement and the Administration Agreement. Our day-to-day investment operations are managed by our Adviser and the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by our Adviser or its affiliates. Our Investment Team focuses on origination and transaction development and the ongoing monitoring of our investments. In addition, we reimburse the Adviser for the allocable portion of the compensation paid by the Adviser (or its affiliates) to our Chief Compliance Officer, Chief Financial Officer, and other professionals who spend time on those related activities (based on the percentage of time those individuals devote, on an estimated basis, to our business and affairs).

Properties

We maintain our principal executive office at 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102. We do not own any real estate.

Legal Proceedings

From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under loans to or other contracts with our portfolio companies. We and the Adviser are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us.

PORTFOLIO COMPANIES

The table set forth below contains certain information as of March 31, 2017 for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and any board observer or participation rights we may receive in connection with our investment. In this table, we have further specified our descriptions of certain investments to indicate whether they are first-lien or second-lien loans or bonds. We either originated or purchased in the secondary market the loans and securities in our current portfolio.

Company(1)	Investment	Interest	Initial Acquisition Date	Amortized Cost(2)(8)	Fair Value	Percentage of Net Assets
Debt Investments
Automotive
Heartland Automotive Holdings, LLC(3)	First-lien loan ($28,635 par, due 6/2017)	9.75%	8/28/2012	$28,587	$28,635	3.0%
	First-lien revolving loan ($1,583 par, due 6/2017)	11.00%	8/28/2012	1,576	1,583	0.2%

				30,163	30,218	3.2%

Beverage, food and tobacco
AFS Technologies, Inc.(3)(5)	First-lien loan ($61,105 par, due 3/2020)	8.90%	3/3/2014	60,322	55,300	5.8%
Business services
Actian Corporation(3)(5)	First-lien loan ($53,977 par, due 4/2018)	7.69%	4/11/2013	53,483	54,651	5.7%
Bullhorn, Inc.(3)(5)	First-lien loan ($45,000 par, due 11/2020)	8.54%	11/12/2015	44,143	45,675	4.8%
Idera, Inc.(3)	First-lien loan ($61,719 par, due 4/2021)	6.50%	10/9/2015	56,920	61,719	6.4%
Leaf US Holdings, Inc.(3)(4)	First-lien loan ($26,721 par, due 6/2019)	7.65%	6/30/2014	26,418	26,865	2.8%
Marketo, Inc.(3)	First-lien loan ($28,125 par, due 8/2021)	10.65%	8/16/2016	27,314	28,125	2.9%
Motus, LLC(3)	First-lien loan ($20,311 par, due 7/2021)	11.04% (incl. 3.00% PIK)	7/29/2016	19,865	20,464	2.1%
Qlik Technologies, Inc.(3)	First-lien loan ($40,298 par, due 8/2022)	9.25%	8/22/2016	39,615	42,312	4.4%
SailPoint Technologies, Inc.(3)	First-lien loan ($26,304 par, due 8/2021)	9.00%	8/16/2016	25,823	26,235	2.7%

Company(1)	Investment	Interest	Initial Acquisition Date	Amortized Cost(2)(8)	Fair Value	Percentage of Net Assets
ScentAir Technologies, Inc.(3)	First-lien loan ($19,986 par, due 12/2019)	8.00%	12/30/2014	19,737	20,318	2.1%
Sovos Compliance, LLC(3)	First-lien loan ($29,103 par, due 3/2022)	8.40%	7/1/2016	28,571	29,477	3.1%

				341,889	355,841	37.0%

Chemicals
Vertellus Specialties, Inc.(3)	First-lien loan ($4,967 par, due 4/2018)	10.00%	10/31/2016	4,942	4,954	0.5%
	Second-lien loan ($3,341 par, due 10/2021)	13.00%	10/31/2016	3,341	3,358	0.3%

				8,283	8,312	0.8%

Education
Finalsite Holdings, Inc.(3)(5)	First-lien loan ($45,000 par, due 8/2022)	8.15%	8/31/2016	43,879	44,662	4.7%
Frontline Technologies Group LLC(3)(5)	First-lien loan ($54,450 par, due 4/2021)	7.90%	4/1/2016	53,238	54,995	5.7%

				97,117	99,657	10.4%

Electronics
MyAlarm Center, LLC(3)	First-lien loan ($63,761 par, due 1/2019)	9.00%	1/9/2014	62,256	63,761	6.6%
Financial services
AppStar Financial, LLC(3)	First-lien loan ($21,900 par, due 8/2020)	9.00%	8/18/2015	21,511	22,378	2.3%
AvidXchange, Inc.(3)	First-lien loan ($53,953 par, due 8/2020)	10.50% (incl. 2.38% PIK)	8/7/2015	53,246	54,087	5.6%
Network Merchants, Inc.(3)	First-lien loan ($21,704 par, due 9/2018)	7.75%	9/12/2013	21,561	21,985	2.3%
PayLease, LLC(3)	First-lien loan ($34,718 par, due 3/2020)	10.00%	3/6/2015	34,230	35,016	3.6%
PaySimple, Inc.(3)	First-lien loan ($30,029 par, due 3/2022)	9.38% (incl. 1.75% PIK)	3/7/2017	29,436	29,416	3.1%
Smarsh, Inc.(3)(5)	First-lien loan ($30,000 par, due 1/2021)	8.50%	1/7/2016	29,375	30,675	3.2%

				189,359	193,557	20.1%

Company(1)	Investment	Interest	Initial Acquisition Date	Amortized Cost(2)(8)	Fair Value	Percentage of Net Assets
Healthcare
Helix Health, Ltd.(3)(4)	First-lien loan (EUR 40,043 par, due 9/2019)	11.50%	9/30/2014	47,288	45,184 (EUR 42,245)	4.7%
	First-lien revolving loan (EUR 300 par, due 9/2019)	11.50%	9/30/2014	262	556 (EUR 520)	0.1%
MatrixCare, Inc.(3)(5)	First-lien loan ($44,550 par, due 12/2021)	6.40%	12/17/2015	43,877	45,330	4.7%
MedeAnalytics, Inc.(3)(5)	First-lien loan ($47,486 par, due 9/2020)	9.65% (incl. 2.50% PIK)	9/30/2015	46,404	47,723	5.0%
Quantros, Inc.(3)(5)	First-lien loan ($29,700 par, due 2/2021)	8.90%	2/29/2016	28,862	30,443	3.2%

				166,693	169,236	17.7%

Hotel, gaming, and leisure
CrunchTime Information Systems, Inc.(3)	First-lien loan ($26,112 par, due 4/2020)	9.28% (incl. 2.50% PIK)	4/16/2015	25,758	26,393	2.8%
IRGSE Holding Corp.(3)(7)	First-lien loan ($21,581 par, due 9/2019)	10.65% (incl. 5.00% PIK)	9/29/2015	21,581	17,697	1.8%
	First-lien revolving loan ($16,703 par, due 9/2019)	10.65% (incl. 5.00% PIK)	9/29/2015	16,703	13,696	1.4%

				64,042	57,786	6.0%

Human resource support services
Saba Software, Inc.(3)(5)	First-lien loan ($54,038 par, due 3/2021)	9.00%	3/30/2015	53,566	55,523	5.8%
Skillsoft(3)	First-lien loan ($8,616 par, due 4/2021)	5.75%	11/5/2015	6,918	7,911	0.8%

				60,484	63,434	6.6%

Insurance
Insurity, Inc.(3)(5)	First-lien loan ($64,564 par, due 10/2020)	7.44%	10/31/2014	64,041	65,209	6.8%
Office products
Ecommerce Industries, Inc.(3)	First-lien loan ($36,435 par, due 3/2019)	7.40%	3/11/2014	36,290	36,630	3.8%

Company(1)	Investment	Interest	Initial Acquisition Date	Amortized Cost(2)(8)	Fair Value	Percentage of Net Assets
Oil, gas and consumable fuels
Mississippi Resources, LLC(3)(7)(10)	First-lien loan ($53,380 par, due 6/2018)	13.00% (incl. 1.50% PIK)	6/4/2014	52,864	30,574	3.2%
Pharmaceuticals
Ironwood Pharmaceuticals, Inc.(4)(5)(9)	Secured note ($33,333 par, due 9/2026)	8.38%	1/5/2017	33,183	33,166	3.5%
Model N, Inc.(3)(4)	First-lien loan ($30,000 par, due 1/2022)	9.25%	1/5/2017	29,423	29,550	3.1%
Nektar Therapeutics(4)(5)(9)	Secured note ($74,950 par, due 10/2020)	7.75%	10/5/2015	74,227	75,700	7.9%

				136,833	138,416	14.5%

Retail and consumer products
American Achievement Corporation(3)(5)	First-lien loan ($23,729 par, due 9/2020)	9.25%	9/30/2015	23,480	23,729	2.5%
Eddie Bauer LLC(3)	ABL FILO term loan ($28,000 par, due 6/2019)	10.25%	3/31/2017	27,440	27,400	2.9%
Destination Maternity Corporation(3)(5)	ABL FILO term loan ($16,914 par, due 3/2021)	8.50%	3/25/2016	16,582	16,956	1.8%
Payless Inc.(3)	ABL FILO term loan ($50,000 par, due 3/2019)	8.00%	10/3/2016	48,867	53,250	5.5%
Sears(3)(4)(6)	First-lien ABL loan ($17,296 par, due 7/2020)	8.50%	3/18/2016	16,878	17,599	1.8%
Sears Canada Inc.(3)(4)	First-lien ABL loan ($20,884 par, due 3/2022)	10.50%	3/20/2017	20,364	20,362	2.1%
Toys ‘R’ Us-Delaware, Inc.(3)	ABL FILO term loan ($20,500 par, due 10/2019)	8.29%	10/9/2014	20,395	20,398	2.1%

				174,006	179,694	18.7%

Transportation
Carrix, Inc.(3)	First-lien loan ($12,671 par, due 1/2019)	5.50%	3/17/2015	12,205	12,397	1.3%

Total Debt Investments				1,556,847	1,560,022	162.5%

Company(1)	Investment	Interest	Initial Acquisition Date	Amortized Cost(2)(8)	Fair Value	Percentage of Net Assets
Equity and Other Investments
Chemicals
Vertellus Specialties, Inc.	Common Units (2,672,990 units)		10/31/2016	3,828	3,723	0.4%
Financial services
AvidXchange, Inc.	Series E Preferred Equity (214,132 shares)		8/7/2015	3,846	5,760	0.6%
Network Merchants, Inc.	Non-Voting Preferred Units (774,099 units)		9/12/2013	780	1,761	0.2%
TICC Capital Corp.(4)	Common Shares (1,059 shares)		8/5/2015	7	8	0.0%

				4,633	7,529	0.8%

Healthcare
Global Healthcare Exchange, LLC	Common Shares Class A (358 shares)		3/11/2014	358	377	0.0%
	Common Shares Class B (196 shares)		3/11/2014	6	567	0.1%
Helix Health, Ltd.(4)	Warrants		9/30/2014	877	904 (EUR 845)	0.1%
SRS Parent Corp.	Common Shares Class A (1,980 shares)		12/28/2012	1,980	1,015	0.1%
	Common Shares Class B (2,953,020 shares)		12/28/2012	20	10	0.0%

				3,241	2,873	0.3%

Hotel, gaming, and leisure
IRGSE Holding Corp.(7)	Class A Units (5,000,000 units)		9/29/2015	3,897	97	0.0%
	Class C-1 Units (8,800,000 units)		9/29/2015	100	48	0.0%

				3,997	145	0.0%

Oil, gas and consumable fuels
Mississippi Resources, LLC(7)(10)	Class A Member Units (933 units)		6/4/2014	8,874	—	0.0%
Other
Symphony CLO XV, Ltd.(4)(6)	Structured Product (Class F Notes)	6.77%	11/17/2014	5,653	5,986	0.6%

Total Equity and Other Investments				30,226	20,256	2.1%

Total Investments				$1,587,073	$1,580,278	164.6%

(1)	Certain portfolio company investments are subject to contractual restrictions on sales.

(2)	The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(3)	Loan contains a variable rate structure, subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, which reset periodically based on the terms of the loan agreement. For each such loan we have provided the interest rate in effect on the date presented.

(4)	This portfolio company is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets. Non-qualifying assets represented 15.9% of total assets as of March 31, 2017.

(5)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, we may be entitled to receive additional interest as a result of an arrangement with other lenders in the syndication to the extent a loan has been allocated to “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any amounts due thereunder and we hold the “last out” tranche.

(6)	Contains a variable rate structure. Bears interest at a rate determined by three-month LIBOR.

(7)	Under the 1940 Act, we are deemed to be both an “Affiliated Person” of and “Control,” as such terms are defined in the 1940 Act, this portfolio company, as we own more than 25% of the portfolio company’s outstanding voting securities or have the power to exercise control over management or policies of such portfolio company (including through a management agreement). Transactions during the three months ended March 31, 2017 in which the issuer was an Affiliated Person of and was deemed to Control a portfolio company are as follows:

Controlled, Affiliated Investments during the three months ended March 31, 2017

Company	Fair Value at December 31, 2016	Gross Additions(a)	Gross Reductions(b)	Net Unrealized Gain/(Loss)	Realized Gain/ (Losses)	Fair Value at March 31, 2017	Other Income	Interest Income
Mississippi Resources, LLC	$33,885	$3,431	$(1,646)	$(5,096)	$—	$30,574	$50	$27
IRGSE Holding Corp.	31,974	2,218	—	(2,653)	—	31,539	2	973

Total	$65,859	$5,649	$(1,646)	$(7,749)	$—	$62,113	$52	$1,000

(a)	Gross additions include increases in the cost basis of investments resulting from new investments, payment-in-kind interest or dividends, the amortization of any unearned income or discounts on debt investments, as applicable.

(b)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, and the amortization of any premiums on debt investments, as applicable. When an investment is placed on non-accrual status, any cash flows received by the Company are applied to the outstanding principal balance.

(8)	As of March 31, 2017, the tax cost of our investments approximates their amortized cost.

(9)	Notes contain a fixed rate structure. We entered into an interest rate swap agreement to swap to a floating rate. Refer to Note 5 for further information related to our interest rate swaps.

(10)	Investment on non-accrual as of March 31, 2017.

MANAGEMENT

Our business and affairs are managed under the direction of our Board. Our Board consists of five members, three of whom are not “interested persons” of us, our Adviser or our or its respective affiliates as defined in Section 2(a)(19) of the 1940 Act and who are considered to be independent under the applicable NYSE listing standards. We refer to these individuals as our Independent Directors. Our Board elects our officers and our officers serve until their resignation or termination or until their successors are duly elected and qualified. The responsibilities of our Board include, among other things, oversight of our investment activities, quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our Board has an audit committee, a compensation committee and a nominating and corporate governance committee and may establish additional committees from time to time as necessary.

Pursuant to our certificate of incorporation and bylaws, our Board consists of five members. The Board is divided into three classes, with the members of each class each serving staggered, three-year terms. The terms of our Class I directors will expire at the 2018 annual meeting of stockholders, the term of our Class II director will expire at the 2019 annual meeting of stockholders and the terms of our Class III directors will expire at the 2022 annual meeting of stockholders.

Messrs. Higginbotham and Tanemura serve as Class I directors (with a term expiring in 2018). Mr. Ross serves as a Class II director (with a term expiring in 2019). Messrs. Easterly and Fishman serve as Class III directors (with a term expiring in 2022).

Biographical Information

Set forth below are brief biographies of the members of the Board. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led our Board to conclude that the applicable director should serve on our Board at this time. In addition, set forth further below is a biography of each of our executive officers who is not a director.

Name	Age	Position	Expiration of Term	Director Since
Independent Directors
Richard Higginbotham	69	Director	2018	2011
Ronald Tanemura	53	Director	2018	2011
John Ross	72	Director	2019	2011
Interested Directors
Joshua Easterly	41	Chairman, Director and Co-Chief Executive Officer	2022	2011
Michael Fishman	54	Director and Co-Chief Executive Officer	2022	2011

Independent Directors

Richard Higginbotham was elected a director of TSLX in March 2011. From 2010 to 2013, he was a director of Healthcare Finance Group LLC. Between July 2008 and March 2010, Mr. Higginbotham was a director and then chairman of Tygris Commercial Finance Group, Inc., a TPG portfolio company, where he also served on the risk committee. From 2004 to 2005, Mr. Higginbotham was the President of Asset Based Lending and Leasing at Bank of America. Prior to that, he worked for 35 years, including in various senior executive positions, at Fleet Bank, Fleet Financial Group, Inc. and FleetBoston Financial, Inc. Mr. Higginbotham holds a B.A. in Political Science from Brown University. Mr. Higginbotham’s depth of experience in senior executive positions in the financial sector provides the Board with valuable experience, insight and perspective in the credit sector.

Ronald Tanemura was elected a director of TSLX in March 2011. Since 2012, Mr. Tanemura has served as a director of post-reorganization Lehman Brothers Holdings Inc. in New York. Also, since November 2012, he has served as a non-executive director of ICE Clear Credit in Chicago and, since 2009, he has served as a non-executive director of ICE Clear Europe in London, both wholly owned subsidiaries of IntercontinentalExchange, Inc. Prior to that, Mr. Tanemura was an Advisory Director and Partner at Goldman, Sachs & Co. from 2000 to 2006 where he was the Global Co-Head of Credit Derivatives and a member of the Fixed Income, Currency and Commodities Risk Committee and Firmwide Credit Policy Committee. In addition, Mr. Tanemura has led a variety of fixed income businesses, working at Deutsche Bank from 1996 to 2000 and at Salomon Brothers from 1985 to 1996. Mr. Tanemura holds an A.B. in Computer Science from the University of California, Berkeley. Mr. Tanemura’s extensive experience in the financial markets provides the Board with valuable industry-specific knowledge.

John Ross was elected a director of TSLX in March 2011. From 2003 to 2011, Mr. Ross was a director and member of the board risk management committee of DBS Bank Ltd., Singapore, as well as Chairman of its Nominating Committee between 2008 and 2011. In addition, between 2009 and 2011, he was Non-Executive Chairman of DBS Bank China Ltd., a wholly owned subsidiary of DBS Bank Ltd. where he also served as Chairman of its Audit Committee from 2009 to 2010. From 1992 to 2002, Mr. Ross worked at Deutsche Bank Group, where he served as Corporate Chief Operating Officer from 2001 to 2002. Mr. Ross holds a B.A. in American History from Hobart & William Smith Colleges and an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Ross’s experience serving as a director of a regulated bank, as well as his past experience as a chief operating officer, provides the Board and, specifically, the Audit Committee, which he chairs, with valuable knowledge and insight in the financial services sector, as well as experience in financial and accounting matters.

Interested Directors

Joshua Easterly was appointed Co-Chief Executive Officer in December 2013 and elected a director and Chairman of TSLX in March 2011. Mr. Easterly is a TPG and TSSP Partner and the Co-Chief Investment Officer of the Adviser. Between 2008 and 2010, he was a Managing Director at Goldman, Sachs & Co. in the Americas Special Situations Group, which invested Goldman’s capital in both the public markets and private transactions in distressed and special situations. Between 2006 and 2008, he served as a Director, Management Committee Member and Co-Head of the Goldman Sachs Specialty Lending Group. Prior to joining Goldman, Sachs & Co. in March 2006, Mr. Easterly was Senior Vice President, Northeast Regional Originations Manager at Wells Fargo Capital Finance, or WFCF, formerly known as Wells Fargo Foothill and Foothill Capital Corporation, the $8 billion commercial finance company of Wells Fargo and Company. Mr. Easterly holds a Bachelor of Science in Business Administration, magna cum laude, from California State University, Fresno. Mr. Easterly’s depth of experience investing in a variety of distressed and special situations transactions, as well as his extensive knowledge of the business and operations of TSSP, provides the Board with valuable insight and expertise.

Michael Fishman was appointed director and Chief Executive Officer of TSLX in April 2011 and became Co-Chief Executive Officer in December 2013. Mr. Fishman is a TPG and TSSP Partner. He has been an executive in corporate lending for more than 20 years with senior management experience in credit, portfolio management and primary loan originations. Prior to joining TSLX, Mr. Fishman was the Executive Vice President and National Director of Loan Originations for WFCF, formerly known as Wells Fargo Foothill and Foothill Capital Corporation. In this role, Mr. Fishman sat on the senior investment committee and was responsible for primary and secondary lending, loan distribution and syndications, strategic transactions and new lending products. From 2000 to 2007, he built the team that grew WFCF’s assets under management from approximately $2 billion to over $10 billion. Mr. Fishman has also contributed to various industry publications and panel discussions, and has sat on the board of the American Bankruptcy Institute. He holds a Bachelor of Science in Finance from Rochester Institute of Technology. Mr. Fishman’s extensive experience in the credit markets provides the Board with valuable industry-specific knowledge.

Information Regarding Executive Officers Who Are Not Directors

Name	Age	Position	Officer Since
Jennifer Gordon	41	Chief Compliance Officer, Vice President and Secretary	2015
Michael Graf	35	Vice President and Principal Accounting Officer	2015
Craig Hamrah	48	Vice President	2016
Steven Pluss	54	Vice President	2014
Ian Simmonds	45	Chief Financial Officer	2015
Robert (Bo) Stanley	42	President	2016
Thomas Steiglehner	50	Vice President	2016
David Stiepleman	45	Vice President	2011
Alan Waxman	42	Vice President	2011

The address for each of our executive officers is c/o TPG Specialty Lending, 301 Commerce Street, Suite 3300, Fort Worth, TX 76102.

Jennifer Gordon is Chief Compliance Officer, Vice President and Secretary of TSLX. Ms. Gordon is a Partner and the Chief Compliance Officer and Deputy Chief Operating Officer of TSSP. Prior to joining TSSP, from 2004 to 2014, she held various positions at Goldman, Sachs & Co., including most recently as Co-Head of Americas Securities Division Compliance. Ms. Gordon holds a J.D. from Fordham University School of Law and B.A. from the University of Michigan.

Michael Graf is a Vice President and Principal Accounting Officer of TSLX. Mr. Graf has been TSLX’s Controller since 2013. From 2010 to 2013, Mr. Graf was a Vice President in Alternative Investments at U.S. Bancorp Fund Services, LLC. From 2006 to 2010, Mr. Graf was an Accounting Manager at GSC Group, Inc., a private investment firm. Prior to working at GSC Group Inc., Mr. Graf worked in public accounting at KPMG from 2004 to 2006. Mr. Graf holds a B.S. in Finance and Accounting from the Leonard N. Stern School of Business at New York University. He is a Certified Public Accountant.

Craig Hamrah is a Vice President, Senior Credit Underwriter of the Adviser and Managing Director of TSSP. Mr. Hamrah was previously with Silver Point Capital, where he was a senior deal underwriter in the private finance group. From 2004 to 2005, Mr. Hamrah was a Senior Vice President at the Royal Bank of Scotland. From 1997 to 2004, Mr. Hamrah was an Executive Vice President at Emigrant Savings Bank. Mr. Hamrah started his career at The CIT Group in 1990 working in the commercial finance and equipment finance divisions. He holds a B.A. in Business Economics from Brown University.

Steven Pluss is a Vice President of TSLX. He is also a TPG and TSSP Partner and has been the Chief Risk Officer of TSSP since 2013, as well as the Chief Financial Officer from 2013 to 2016. Prior to joining TSSP, Mr. Pluss was a Managing Director and co-head of the Goldman Sachs Specialty Lending Group at Goldman, Sachs & Co., where he worked from 2004 to 2013. From 1999 to 2004, Mr. Pluss was a Partner, Founder and Managing Member of RTV Ventures, a special situations lending joint venture with Goldman, Sachs & Co. Mr. Pluss holds a B.B.A from Texas A&M University and an M.B.A from Southern Methodist University.

Ian Simmonds is the Chief Financial Officer of TSLX and a Managing Director of TSSP. From 2005 to 2015, Mr. Simmonds was a member of the Financial Institutions Group at Bank of America Merrill Lynch’s Global Investment Bank in New York, most recently as a Managing Director. From 2000 to 2003, Mr. Simmonds was Managing Director at Principal Global Investors, the asset management unit of The Principal Financial Group, based in Singapore. Prior to this role, Mr. Simmonds was a Senior Vice President at Bankers Trust Australia from 1995 to 2000 (acquired by Principal in 1999), and worked in public accounting at KPMG from 1989 to 1995. Mr. Simmonds holds a Bachelor of Commerce from the University of New South Wales, a Master of Applied Finance from Macquarie University, and an M.B.A. from the Wharton School of the University of Pennsylvania. He is a Chartered Accountant.

Robert (“Bo”) Stanley is President of TSLX and a Partner of TSSP. Mr. Stanley was previously with Wells Fargo Capital Finance, a provider of specialized senior secured financing to companies throughout the U.S. and Canada, from 2000 to 2011. While at Wells Fargo, Mr. Stanley served in multiple roles in an underwriting and origination capacity. From 2006 to 2011, Mr. Stanley was a Director of Loan Originations where he was responsible for lead development and generation of commercial loans. He holds a B.S. in Business Administration with a concentration in Finance from the University of Maine.

Thomas Steiglehner is a Vice President of TSLX and a Managing Director of TSSP. From 2003 to 2010 Mr. Steiglehner worked at Silver Point Capital where he co-founded the firm’s principal investing effort, Silver Point Finance. From 2002 to 2003, Mr. Steiglehner was a Senior Vice President at Wells Fargo Foothill, where he originated, structured, syndicated and executed financings for special situations, leveraged buyouts and acquisitions. From 1996 to 2002, he was a director at Gleacher and Co., a merchant bank, engaged in leveraged finance (including high yield, mezzanine and senior debt), principal investments, and strategic and financial advisory services. Mr. Steiglehner began his career at the Chase Manhattan Bank. He also was a Federal District Court law clerk in the Southern District of New York and the Eastern District of Louisiana. He holds an A.B in History from Princeton University and a J.D. from Tulane University.

David Stiepleman is a Vice President of TSLX. He is also a TPG and TSSP Partner and has served as TSSP’s Chief Operating Officer since 2010. From 2007 to 2010, Mr. Stiepleman was a Managing Director and the Deputy General Counsel of Fortress Investment Group LLC, where he was the lead lawyer responsible for that firm’s new business initiatives. Prior to that, from 2003 to 2007, Mr. Stiepleman was lead counsel to the Americas Special Situations Group and the Mortgages Department at Goldman, Sachs & Co. Mr. Stiepleman holds a B.A. in French and Political Science from Amherst College and a J.D. from Columbia University.

Alan Waxman is a Vice President of TSLX. Mr. Waxman is also a TPG and TSSP Partner and a member of TPG’s Executive Committee. He has served as Partner and Chief Investment Officer of TSSP and Co-Chief Investment Officer of the Adviser since inception. Prior to joining TPG in 2009, Mr. Waxman was a Partner at Goldman, Sachs & Co. During his career at Goldman, Sachs & Co., he co-headed the Americas Special Situations Group, which invested that firm’s capital in both the public markets and private transactions in distressed and special situations. Mr. Waxman began his career at Goldman, Sachs & Co. in 1998. He holds a B.A. in International Relations from the University of Pennsylvania, where he currently serves on their board of the School of Arts and Sciences.

Our Board of Directors

Board Composition

Pursuant to our certificate of incorporation and our bylaws, our Board consists of five members. Pursuant to our bylaws, the Board may increase or decrease the number of directors to no fewer than four and no greater than nine. The Board is divided into three classes, with the members of each class each serving staggered, three-year terms.

Independent Directors

Pursuant to our certificate of incorporation, a majority of the Board will at all times consist of directors who are not “interested persons” of us, of the Adviser, or of any of our or its respective affiliates, as defined in the 1940 Act. Under Section 303A.00 of the NYSE Listed Company Manual, a director of a BDC is considered to be independent if he or she is not an “interested person” of ours, as defined in Section 2(a)(19) of the 1940 Act.

Consistent with these considerations, after review of all relevant transactions and relationships between each director, or any of his or her family members, and us, the Adviser, or of any of our or its respective affiliates, the Board has determined that Messrs. Higginbotham, Ross and Tanemura qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director under the applicable NYSE listing standards and for purposes of Rule 10A-3 under the Exchange Act. Each director who serves on the Compensation Committee and Nominating and Corporate Governance Committee is an independent director under the applicable NYSE listing standards.

Interested Directors

Messrs. Easterly and Fishman are considered “interested persons” (as defined in the 1940 Act) of the Company since both of them are employed by the Adviser. See “—Biographical Information—Interested Directors.”

Meetings and Attendance

Our Board has met two times in 2017, met four times in 2016 and acted on various occasions by written consent. Our Board also holds informal periodic telephonic update meetings. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he has been a director) and the total number of meetings held by all committees of the Board on which he served (during the periods that he served).

Board Attendance at the Meeting

Our policy is to encourage our directors to attend each annual meeting of stockholders; however, attendance is not required. Mr. Easterly attended the 2016 annual meeting of stockholders in person.

Board Leadership Structure and Role in Risk Oversight

Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our Board approves the appointment of our Adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers.

Our Board designates a chairman to preside over the meetings of the Board and to perform other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the chairman of the Board should be an Independent Director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and the best interests of our stockholders at such times.

Presently, Mr. Easterly serves as the chairman of our Board. We believe that Mr. Easterly’s familiarity with our investment platform and extensive knowledge of the financial services industry qualifies him to serve as the chairman of our Board.

Our Board does not currently have a designated lead Independent Director. We are aware of the potential conflicts that may arise when a non-Independent Director is chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, as well as the establishment of a Nominating and Corporate Governance Committee, a Compensation Committee and an Audit Committee, each consisting solely of Independent Directors for the purposes of the NYSE corporate governance rules and, in the case of the Audit Committee, Rule 10A-3 under the Exchange Act. During executive sessions, the chairman of the Audit Committee or his designee acts as presiding director. In addition, our corporate governance practices include the appointment of our Chief Compliance Officer, with whom the Independent Directors meet in executive session without the presence of interested directors and other members of management for administering our compliance policies and procedures. While certain non-management members of our Board currently participate on the boards of directors of other companies, we do not view their participation as excessive or as interfering with their duties on our Board.

Our Board performs its risk oversight function primarily through its committees and monitoring by our Chief Compliance Officer in accordance with its compliance policies and procedures.

As described below in more detail under “—Board Committees—Audit Committee,” the Audit Committee assists the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The Audit Committee also discusses with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies.

Our Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of our compliance policies and procedures. The Chief Compliance Officer’s report, which is reviewed by the Board, addresses:

•	the adequacy of our compliance policies and procedures and certain of our service providers since the last report;

•	any material changes to these policies and procedures or recommended changes; and

•	any compliance matter that has occurred about which the Board would reasonably need to know to oversee our compliance activities and risks.

In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors periodically, typically every quarter, but in no event less than once each year.

We believe that the Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. Specifically, as a BDC, we must comply with numerous regulatory requirements that control the levels of risk in its business and operations. The 1940 Act limits our ability to incur borrowings, issue debt securities or issue preferred stock unless after any borrowing or issuance the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock is at least 200%. In addition, we generally have to invest at least 70% of our total assets in “qualifying assets” and, subject to certain exceptions, we generally are not permitted to invest in any portfolio company in which our affiliates currently has an investment. In addition, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we must, among other things, meet certain source of income, asset diversification and distribution requirements.

Further, we believe that the Board’s structure and practices enhance its risk oversight because our Independent Directors separately meet in executive sessions with the Chief Compliance Officer and independent registered public accounting firm without any conflict that could be perceived to discourage critical review.

We believe that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate.

Communications with Directors

Our Board has established procedures whereby our stockholders and other interested parties may communicate with any member of our Board, the chairman of any of our Board committees or with our non-management directors as a group by mail addressed to the applicable directors or director group, in the care of the Chief Compliance Officer, Jennifer Gordon, TPG Specialty Lending, Inc., 888 7th Avenue, 35th Floor, New York, NY 10106. Such communications should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations, will be forwarded to the appropriate director, or directors, for review.

In addition, information on how to report issues related to financial statement disclosures, accounting, internal accounting controls or auditing matters to our Board or the Independent Directors via email is available on our website at http://www.tpgspecialtylending.com.

Board Committees

We currently have three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee.

Audit Committee

The Audit Committee operates pursuant to the Audit Committee Charter. The Audit Committee Charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for our accounting and reporting processes and the audits of its financial statements by overseeing and monitoring:

•	the quality and integrity of our financial statements;

•	the adequacy of our system of internal controls;

•	the financial reporting process, including the valuation of investments, the review of the independence and performance of, as well as communicate openly with, our independent registered public accounting firm; and

•	our compliance with legal and regulatory requirements.

Our Audit Committee has the sole authority to approve the engagement, and review the performance of, our independent registered public accounting firm.

Our Board has designated Mr. Ross as an “audit committee financial expert” pursuant to the provisions of Item 407(d)(5) of Regulation S-K, and, pursuant to the Audit Committee Charter, our Audit Committee consists solely of members who are independent directors for the purposes of the applicable NYSE corporate governance rules and Rule 10A-3 under the Exchange Act.

Messrs. Ross, Higginbotham and Tanemura are members of the Audit Committee and Mr. Ross serves as Chairman. The Audit Committee has held four meetings in 2017, held eight meetings in 2016 and acted on various occasions by written consent.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee operates pursuant to the Nominating and Corporate Governance Committee Charter. The Nominating and Corporate Governance Committee Charter sets forth the responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for:

•	selecting, researching and nominating directors for election by our stockholders;

•	selecting nominees to fill vacancies on the Board or a committee of the Board;

•	developing and recommending to the Board a set of corporate governance principles; and

•	overseeing the evaluation of the Board and our management.

The Nominating and Corporate Governance Committee considers nominees to the Board recommended by a stockholder, if that stockholder complies with the advance notice provisions of our bylaws, as described below.

The members of the Nominating and Corporate Governance Committee are Messrs. Ross, Higginbotham and Tanemura, each of whom is independent for purposes of the NYSE corporate governance rules. Mr. Higginbotham serves as Chairman. The Nominating and Corporate Governance Committee has held one meeting in 2017 and held one meeting in 2016.

Compensation Committee

The Compensation Committee operates pursuant to the Compensation Committee Charter. The Compensation Committee Charter sets forth the responsibilities of the Compensation Committee. The Compensation Committee is responsible for:

•	reviewing and approving the reimbursement by us of compensation paid by the Adviser or its affiliates pursuant to the terms of the Investment Advisory Agreement and Administration Agreement;

•	overseeing and setting compensation for our directors; and

•	along with the Board, approving or renewing the Investment Advisory Agreement and Administration Agreement.

See “—Compensation and Insider Participation—Compensation of Executive Officers.”

The members of the Compensation Committee are Messrs. Ross, Higginbotham and Tanemura, each of whom is independent for purposes of the NYSE corporate governance rules. Mr. Ross serves as Chairman. The Compensation Committee held one meeting in 2016.

Committee Charters

We maintain a corporate governance section on our website, which contains copies of the charters for the committees of our Board. The corporate governance section may be found at http://www.tpgspecialtylending.com in the “Investor Resources” section of our website. Information on our website is not incorporated into this prospectus. The corporate governance section contains the following documents, which are available in print to any stockholder who requests a copy in writing to 888 7th Avenue, 35th Floor, New York, NY 10106, Attention: TSLX Investor Relations, or by emailing us at IRTSL@tpg.com:

•	Audit Committee Charter

•	Nominating and Corporate Governance Committee Charter

•	Compensation Committee Charter

In addition, our SOX Code of Business Conduct and Ethics and our Corporate Governance Guidelines may be found at http://www.tpgspecialtylending.com in the “Investor Resources” section of our website and are available in print to any stockholder who requests a copy in writing.

Director Nominations

Nomination for election as a director may be made by, or at the direction of, the Nominating and Corporate Governance Committee or by stockholders in compliance with the procedures set forth in our bylaws.

Our bylaws provide the procedures to be followed by a stockholder desiring to make a director nomination. For a stockholder to properly bring any item of business before a meeting of stockholders, including nominations to serve as a director, the stockholder must give timely notice thereof in writing to our Secretary in compliance with the requirements of our bylaws. Stockholder notices or nominations for director should be made in writing to the Secretary of the Company, Jennifer Gordon, TPG Specialty Lending, Inc., 301 Commerce Street, Suite 3300, Fort Worth, TX 76102. Please refer to the text of our bylaws (including Article II, paragraph (K)), which are on file with the SEC.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers, among others, the following factors:

•	the appropriate size and composition of our Board;

•	whether or not the person is an “interested person” of TSLX as defined in Section 2(a)(19) of the 1940 Act;

•	the needs of TSLX with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	character and integrity;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	any applicable laws, rules, regulations, and listing standards.

The Nominating and Corporate Governance Committee’s goal is to assemble a board that brings to TSLX a variety of perspectives and skills derived from high-quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider other factors as they may deem are in the best interests of TSLX and its stockholders. The Board also believes it appropriate for certain key members of our management to participate as members of the Board.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. The members of the Board are polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals.

The Board has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board when identifying and recommending director nominees. The Board believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Board’s goal of creating a Board that best serves the needs of TSLX and the interests of our stockholders.

Compensation and Insider Participation

Compensation of Independent Directors

We pay each Independent Director the following amounts for serving as a director:

•	a $100,000 annual retainer;

•	$2,500 for each meeting of the Board attended;

•	$1,500 for each monthly telephonic update meeting attended;

•	$1,000 for each committee meeting of ours attended; and

•	an additional fee of $10,000 per year for the chairman of the Audit Committee.

During the year ended December 31, 2016, we also reimbursed directors for certain out-of-pocket expenses each Independent Director incurred in connection with the fulfillment of his duties as an Independent Director.

The following table sets forth information concerning total compensation earned by or paid to each of our Independent Directors during the fiscal year ended December 31, 2016:

	Fees Earned or Paid in Cash	Total
Richard Higginbotham	$127,500	$127,500
John Ross	$137,500	$137,500
Ronald Tanemura	$125,000	$125,000

Compensation of Executive Officers

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates or by subcontractors, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement. Each of our executive officers is an employee of the Adviser or its affiliates. Our day-to-day investment operations are managed by the Adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser or its affiliates or by subcontractors.

None of our executive officers receives direct compensation from us. We reimburse the Adviser or its affiliates for an allocable portion of the compensation paid by the Adviser or its affiliates to our Chief Compliance Officer, Chief Financial Officer, and other professionals who spend time on those related activities (based on the percentage of time those individuals devote, on an estimated basis, to our business and affairs). Certain of our executive officers and other members of our Investment Team, through their ownership interest in or management positions with the Adviser or its affiliates, are entitled to a portion of any profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of our Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under our Investment Advisory Agreement. The Adviser or its affiliates may pay additional salaries, bonuses, and individual performance awards or individual performance bonuses to our executive officers in addition to their ownership interest.

Our Investment Adviser and Administrator

TSL Advisers, LLC is our external manager. Our Adviser is a Delaware limited liability company. Our Adviser acts as our investment adviser and administrator and is a registered investment adviser with the SEC under the Advisers Act.

Our Adviser sources and manages our portfolio through our Investment Team, a dedicated team of investment professionals predominately focused on us. Our Investment Team is led by our Chairman and

Co-Chief Executive Officer and our Adviser’s Co-Chief Investment Officer Joshua Easterly, our Co-Chief Executive Officer Michael Fishman and our Adviser’s Co-Chief Investment Officer Alan Waxman, all of whom have substantial experience in credit origination, underwriting and asset management. Our investment decisions are made by the Investment Review Committee, which includes senior personnel of our Adviser and TSSP. The members of the Investment Review Committee are Joshua Easterly, Michael Fishman, Alan Waxman and David Stiepleman.

Our Adviser consults with TSSP and TPG in connection with a substantial number of our investments. The TSSP and TPG platforms provide us with a breadth of large and scalable investment resources. We believe we benefit from their market expertise, insights into sector and macroeconomic trends and intensive due diligence capabilities, which help us discern market conditions that vary across industries and credit cycles, identify favorable investment opportunities and manage our portfolio of investments. See “The Company—About TSLX—Our Investment Adviser” for a further description of TSSP and TPG.

The Adviser’s address is 301 Commerce Street, Suite 3300, Fort Worth, TX 76102.

MANAGEMENT AND OTHER AGREEMENTS

The following description is a summary of the material terms of the Investment Advisory Agreement, Administration Agreement and License Agreement. This summary is not necessarily complete, and we refer you to these agreements as filed as exhibits to our SEC filings for a more detailed description of the provisions summarized below.

Investment Advisory Agreement; Administration Agreement; License Agreement

On April 15, 2011, we entered into the Investment Advisory Agreement with our Adviser. The Investment Advisory Agreement was subsequently amended on December 12, 2011.

Under the Investment Advisory Agreement, the Adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing those changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	determines the assets we will originate, purchase, retain or sell;

•	closes, monitors and administers the investments we make, including the exercise of any rights in our capacity as a lender or equity holder; and

•	provides us other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds, including providing operating and managerial assistance to us and our portfolio companies, as required.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and the Adviser is free to furnish similar or other services to others so long as its services to us are not impaired.

Under the terms of the Investment Advisory Agreement, we pay the Adviser a base management fee (the “Management Fee”) and may also pay certain incentive fees (the “Incentive Fees”).

The Management Fee is calculated at an annual rate of 1.5% based on the average value of our gross assets calculated using the values at the end of the two most recently completed calendar quarters, adjusted for any share issuances or repurchases during the period. The Management Fee is payable quarterly in arrears and is prorated for any partial month or quarter.

For the year ended December 31, 2016, Management Fees were $24.3 million. For the three months ended March 31, 2017, Management Fees were $6.1 million.

For the periods ended December 31, 2016 and prior, the Adviser voluntarily waived the Management Fee on the Company’s ownership of shares of common stock in TICC Capital Corp. (the “TICC Shares”). The Adviser did not waive any Management Fees for the three months ended March 31, 2017.

The Incentive Fee consists of two parts, as follows:

(i)

The first component, payable at the end of each quarter in arrears, equals 100% of the pre-Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate,” the calculation of which is further explained below, until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that quarter and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that quarter. The 100% “catch-up” provision for pre-Incentive Fee net investment income in excess of the 1.5% “hurdle rate” is intended to provide the Adviser with an incentive fee of 17.5% on all pre-Incentive Fee net investment income when that amount equals 1.82% in a quarter (7.28% annualized), which is the rate at which catch-up is achieved. Once the “hurdle rate” is reached and catch-up is achieved, 17.5% of any pre-Incentive Fee net investment income in excess of 1.82% in any quarter is payable to the Adviser.

Pre-Incentive Fee net investment income means dividends, interest and fee income accrued by us during the calendar quarter, minus our operating expenses for the quarter (including the Management Fee, expenses payable under the Administration Agreement to the Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest and zero coupon securities), accrued income that we may not have received in cash. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

(ii)	The second component, payable at the end of each fiscal year in arrears, equaled 15% through March 31, 2014 and, beginning April 1, 2014, equals a weighted percentage of cumulative realized capital gains from our inception to the end of that fiscal year, less cumulative realized capital losses and unrealized capital depreciation. This component of the Incentive Fee is referred to as the Capital Gains Fee. Each year, the fee paid for this component of the Incentive Fee is net of the aggregate amount of any previously paid Capital Gains Fee for prior periods. For capital gains that accrue following March 31, 2014, the Incentive Fee rate is 17.5%. We accrue, but do not pay, a Capital Gains Fee with respect to unrealized appreciation because a Capital Gains Fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain. The weighted percentage is intended to ensure that for each fiscal year following the completion of the IPO, the portion of our realized capital gains that accrued prior to March 31, 2014 is subject to an Incentive Fee rate of 15% and the portion of our realized capital gains that accrued beginning April 1, 2014 is subject to an Incentive Fee rate of 17.5%.

For purposes of determining whether pre-Incentive Fee net investment income exceeds the hurdle rate, pre-Incentive Fee net investment income is expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter.

Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the Incentive Fee, it is possible that we may pay an Incentive Fee in a quarter in which we incur a loss. For example, if we receive pre-Incentive Fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable Incentive Fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. In addition, because the quarterly minimum hurdle rate is calculated based on our net assets, decreases in our net assets due to realized or unrealized capital losses in any given quarter may increase the likelihood that the hurdle rate is reached and therefore the likelihood of us paying an Incentive Fee for that quarter. Our net investment income used to calculate this component of the Incentive Fee is also included in the amount of our gross assets used to calculate the Management Fee because gross assets are total assets (including cash received) before deducting liabilities (such as declared dividend payments).

We accrue the Incentive Fee taking into account unrealized gains and losses; however, Section 205(b)(3) of the Advisers Act, as amended, prohibits the Adviser from receiving the payment of fees until those gains are realized, if ever. There can be no assurance that such unrealized gains will be realized in the future. For the year ended December 31, 2016, Incentive Fees were $22.7 million, comprised of fees related to pre-incentive fee net investment income. For the year ended December 31, 2016, no incentive fees were accrued related to capital gains. For the three months ended March 31, 2017, Incentive Fees were $6.0 million, of which $6.0 million was realized and payable to the Adviser.

The Adviser has voluntarily waived the Incentive Fees attributable to pre-Incentive Fee net investment income accrued by us as a result of our ownership of the TICC Shares for any period in which TICC Capital Corp. remains our portfolio company. The Adviser has not waived any part of the Capital Gains Fee attributable to our ownership of the TICC Shares and, accordingly, any realized capital gains or losses and unrealized capital depreciation with respect to the TICC Shares will be applied against our cumulative realized capital gains on which the Capital Gains Fee is calculated.

The Adviser did not waive any Incentive Fees for the three months ended March 31, 2017. For the year ended December 31, 2016, Incentive Fees of $0.3 million were waived, consisting solely of Incentive Fees attributable to our ownership of the TICC Shares. Any waived Incentive Fees are not subject to recoupment by the Adviser.

Since our IPO, with the exception of its waiver of Management Fees and certain Incentive Fees attributable to our ownership of the TICC Shares, the Adviser has not waived its right to receive any Management Fees or Incentive Fees payable pursuant to the Investment Advisory Agreement. There can be no assurance that the Adviser will continue to waive Management Fees or Incentive Fees related to our ownership of the TICC Shares, as the Adviser can discontinue the voluntary waiver at any time. Accordingly, we may be required to continue to pay the full amount of the Management Fee and Incentive Fee, including with respect to the TICC Shares, in future periods.

On November 7, 2016, the Board renewed the Investment Advisory Agreement. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect until November 2017, and may be extended subject to required approvals. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty on 60 days’ written notice to the other party. See “Risk Factors—Risks Related to Our Business and Structure—We are dependent upon management personnel of the Adviser for our future success.”

Our Board monitors the mix and performance of our investments over time and seeks to satisfy itself that the Adviser is acting in our interests and that our fee structure appropriately incentivizes the Adviser to do so.

On March 15, 2011, we entered into the Administration Agreement with our Adviser. The Administration Agreement was subsequently amended on February 22, 2017 to make certain clarifications to the agreement to provide greater detail regarding the scope of the costs and expenses of the Administrator’s services. Under the terms of the Administration Agreement, the Adviser provides administrative services to us. These services include providing office space, equipment and office services, maintaining financial records, preparing reports to stockholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. Certain of these services are reimbursable to the Adviser under the terms of the Administration Agreement. See “—Payment of Our Expenses” below. In addition, the Adviser is permitted to delegate its duties under the Administration Agreement to affiliates or third parties and we pay or reimburse the Adviser expenses incurred by any such affiliates or third parties for work done on our behalf. For the year ended December 31, 2016, we incurred expenses of $3.1 million for administrative services payable under the terms of the Administration Agreement. For the three months ended March 31, 2017, we incurred expenses of $1.0 million for administrative services payable to the Adviser under the terms of the Administration Agreement.

From time to time, the Adviser may pay amounts owed by us to third-party providers of goods or services, including the Board, and we will subsequently reimburse the Adviser for such amounts paid on our behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.

In February 2017, the Board approved an amendment to the Administration Agreement. Unless earlier terminated as described below, the Administration Agreement will remain in effect until February 2018, and may be extended subject to required approvals. The Administration Agreement may be terminated by either party without penalty on 60 days’ written notice to the other party. See “Risk Factors—Risks Related to Our Business and Structure—We are dependent upon management personnel of the Adviser for our future success.”

No person who is an officer, director or employee of the Adviser or its affiliates and who serves as our director receives any compensation from us for his or her services as a director. However, we reimburse the Adviser or its affiliates for an allocable portion of the compensation paid by the Adviser or its affiliates to our Chief Compliance Officer, Chief Financial Officer, and other professionals who spend time on those related activities (based on the percentage of time those individuals devote, on an estimated basis, to our business and affairs). Directors who are not affiliated with the Adviser receive compensation for their services and reimbursement of expenses incurred to attend meetings.

The Adviser does not assume any responsibility to us other than to render the services described in, and on the terms of the Investment Advisory Agreement and the Administration Agreement, and is not responsible for any action of our Board in declining to follow the advice or recommendations of the Adviser. Under the terms of the Investment Advisory Agreement and the Administration Agreement, the Adviser (and its members, managers, officers, employees, agents, controlling persons and any other person or entity affiliated with it) shall not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement, the Administration Agreement or otherwise as an investment adviser of ours (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services). We shall, to the fullest extent permitted by law, provide indemnification and the right to the advancement of expenses, to each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a member, manager, officer, employee, agent, controlling person of the Adviser or any other person or entity affiliated with the Adviser, or is or was a member of the Adviser’s Investment Review Committee, on the same general terms set forth in Article VIII of our certificate of incorporation.

United States federal and state securities laws may impose liability under certain circumstances on persons who act in good faith. Nothing in the Investment Advisory Agreement will constitute a waiver or limitation of any rights that we may have under any applicable federal or state securities laws.

We also have a license agreement with an affiliate of TPG, pursuant to which we have been granted a non-exclusive license to use the TPG name and logo, for a nominal fee, for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “TPG” name or logo.

The following is a graphical representation of the calculation of the income-related portion of the Incentive Fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-Incentive Fee Net Investment Income (expressed as a percentage of the value of net assets)

Percentage of pre-Incentive Fee net investment income allocated to income-related portion of Incentive Fee

Examples of Quarterly Incentive Fee Calculation:

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2%

Hurdle rate (1) = 1.5%

Management fee (2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-Incentive Fee net investment income

(investment income – (management fee + other expenses)) = 1.425%

Pre-Incentive Fee net investment income does not exceed hurdle rate, therefore there is no Incentive Fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.375%

Hurdle rate (1) = 1.5%

Management fee (2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-Incentive Fee net investment income

(investment income – (management fee + other expenses)) = 1.8%

Incentive Fee = 100% × pre-Incentive Fee net investment income, subject to the “catch-up” (4)

= 100% × (1.8% – 1.5%)

= 0.3%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle rate (1) = 1.5%

Management fee (2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-Incentive Fee net investment income

(investment income – (management fee + other expenses)) = 2.925%

Incentive Fee = 17.5% × pre-Incentive Fee net investment income, subject to “catch-up” (4)

Incentive Fee = 100% × “catch-up” + (17.5% × (pre-Incentive Fee net investment income – 1.82%))

Catch-up = 1.82% – 1.5% = 0.32%

Incentive Fee = (100% × 0.32%) + (17.5% × (2.925% – 1.82%))

= 0.32% + (17.5% × 1.105%)

= 0.32% + 0.193%

= 0.513%

(1)	Represents 6.0% annualized hurdle rate.

(2)	Represents 1.5% annualized management fee. For the purposes of these examples the management fee is assumed to be based on net assets, rather than gross assets.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide the Adviser with an Incentive Fee of 17.5% on all of our pre-Incentive Fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 1.5% in any calendar quarter and is not applied once the Adviser has received 17.5% of investment income in a quarter. The “catch-up” portion of our pre-Incentive Fee Net Investment Income is the portion that exceeds the 1.5% hurdle rate but is less than or equal to approximately 1.82% (that is, 1.5% divided by (1 – 0.175)) in any fiscal quarter.

(*)	The hypothetical amount of pre-Incentive Fee net investment income shown is based on a percentage of total net assets.

Example 2: Capital Gains Portion of Incentive Fee:

Assumptions

•	Year 1: $10 million investment made in Company A (“Investment A”), $10 million investment made in Company B (“Investment B”), $10 million investment made in Company C (“Investment C”), $10 million investment made in Company D (“Investment D”) and $10 million investment made in Company E (“Investment E”).

•	Year 2: Investment A sold for $20 million, fair market value (“FMV”) of Investment B determined to be $8 million, FMV of Investment C determined to be $12 million, and FMV of Investments D and E each determined to be $10 million.

•	Year 3: IPO of the Company occurs. At IPO, FMV of Investment of B determined to be $8 million, FMV of Investment C determined to be $14 million, FMV of Investment D determined to be $14 million and FMV of Investment E determined to be $16 million.

•	Year 4: $10 million investment made in Company F (“Investment F”), Investment D sold for $12 million, FMV of Investment B determined to be $10 million, FMV of Investment C determined to be $16 million and FMV of Investment E determined to be $14 million.

•	Year 5: Investment C sold for $20 million, FMV of Investment B determined to be $14 million, FMV of Investment E determined to be $10 million and FMV of Investment F determined to $12 million.

•	Year 6: Investment B sold for $16 million, FMV of Investment E determined to be $8 million and FMV of Investment F determined to be $15 million.

•	Year 7: Investment E sold for $8 million and FMV of Investment F determined to be $17 million.

•	Year 8: Investment F sold for $18 million.

These assumptions are summarized in the following chart:

	Investment A	Investment B	Investment C	Investment D	Investment E	Investment F	Cumulative Unrealized Capital Depreciation	Cumulative Realized Capital Losses	Cumulative Realized Capital Gains
Year 1	$10 million (cost basis)	$10 million (cost basis)	$10 million (cost basis)	$10 million (cost basis)	$10 million (cost basis)	—	—	—	—
Year 2	$20 million (sale price)	$8 million FMV	$12 million FMV	$10 million FMV	$10 million FMV	—	$2 million	—	$10 million
Year 3 (IPO)	—	$8 million FMV at IPO	$14 million FMV at IPO	$14 million FMV at IPO	$16 million FMV at IPO	—	$2 million	—	$10 million
Year 4	—	$10 million FMV	$16 million FMV	$12 million (sale price)	$14 million FMV	$10 million (cost basis)	—	—	$12 million
Year 5	—	$14 million FMV	$20 million (sale price)	—	$10 million FMV	$12 million FMV	—	—	$22 million

	Investment A	Investment B	Investment C	Investment D	Investment E	Investment F	Cumulative Unrealized Capital Depreciation	Cumulative Realized Capital Losses	Cumulative Realized Capital Gains
Year 6	—	$16 million (sale price)	—	—	$8 million FMV	$15 million FMV	$2 million	—	$28 million
Year 7	—	—	—	—	$8 million (sale price)	$17 million FMV	—	$2 million	$28 million
Year 8	—	—	—	—	—	$18 million (sale price)	—	$2 million	$36 million

The capital gains portion of the Incentive Fee would be:

•	Year 1: None

•	Year 2:

Capital Gains Fee = 15% multiplied by ($10 million realized capital gains on sale of Investment A less $2 million cumulative capital depreciation) = $1.2 million

•	Year 3:

Capital Gains Fee = (Weighted Percentage multiplied by ($10 million cumulative realized capital gains less $2 million cumulative capital depreciation)) less $1.2 million cumulative Capital Gains Fee previously paid = $1.2 million less $1.2 million = $0.00

Weighted Percentage = (15% multiplied by ($10 million Pre-IPO Gain Amount divided by $10 million Total Gain Amount )) plus (17.5% multiplied by ($0 Post-IPO Gain Amount divided by $10 million Total Gain Amount)) = 15%

•	Year 4:

Capital Gains Fee = (Weighted Percentage multiplied by ($12 million cumulative realized capital gains)) less $1.2 million cumulative Capital Gains Fee previously paid = $1.8 million less $1.2 million = $0.6 million

Weighted Percentage = (15% multiplied by ($12 million Pre-IPO Gain Amount divided by $12 million Total Gain Amount)) plus (17.5% multiplied by ($0 Post-IPO Gain Amount divided by $10 million Total Gain Amount)) = 15%

•	Year 5:

Capital Gains Fee = (Weighted Percentage multiplied by ($22 million cumulative realized capital gains)) less $1.8 million cumulative Capital Gains Fee previously paid = $3.45 million less $1.8 million = $1.65 million

Weighted Percentage = (15% multiplied by ($16 million Pre-IPO Gain Amount divided by $22 million Total Gain Amount)) plus (17.5% multiplied by ($6 million Post-IPO Gain Amount divided by $22 million Total Gain Amount)) = 15.68%

•	Year 6:

Capital Gains Fee = (Weighted Percentage multiplied by ($28 million cumulative realized capital gains less $2 million cumulative capital depreciation)) less $3.45 million cumulative Capital Gains Fee previously paid = $4.18 million less $3.45 million = $0.73 million

Weighted Percentage = (15% multiplied by ($16 million Pre-IPO Gain Amount divided by $28 million Total Gain Amount)) plus (17.5% multiplied by ($12 million Post-IPO Gain Amount divided by $28 million Total Gain Amount)) = 16.07%

•	Year 7:

Capital Gains Fee = (Weighted Percentage multiplied by ($28 million cumulative realized capital gains less $2 million cumulative realized capital losses)) less $4.18 million cumulative Capital Gains Fee previously paid = $4.18 million less $4.18 million = $0.00

Weighted Percentage = (15% multiplied by ($16 million Pre-IPO Gain Amount divided by $28 million Total Gain Amount)) plus (17.5% multiplied by ($12 million Post-IPO Gain Amount divided by $28 million Total Gain Amount)) = 16.07%

•	Year 8:

Capital Gains Fee = (Weighted Percentage multiplied by ($36 million cumulative realized capital gains less $2 million cumulative realized capital losses)) less $4.18 million cumulative Capital Gains Fee previously paid = $5.57 million less $4.18 million = $1.39 million

Weighted Percentage = (15% multiplied by ($16 million Pre-IPO Gain Amount divided by $36 million Total Gain Amount)) plus (17.5% multiplied by ($18 million Post-IPO Gain Amount divided by $36 million Total Gain Amount)) = 16.39%

Payment of Our Expenses

The costs associated with our Investment Team and staff of the Adviser, when and to the extent engaged in providing us investment advisory and management services are paid for by the Adviser. We bear all other costs and expenses of our operations, administration and transactions, including those relating to:

•	calculating individual asset values and our net asset value (including the cost and expenses of any independent valuation firms);

•	expenses, including travel expenses, incurred by the Adviser, or members of our Investment Team, or payable to third parties, in respect of due diligence on prospective portfolio companies and, if necessary, in respect of enforcing our rights with respect to investments in existing portfolio companies;

•	the costs of any public offerings of our common stock and other securities, including registration and listing fees;

•	the Management Fee and any Incentive Fee;

•	certain costs and expenses relating to distributions paid on our shares;

•	administration fees payable under our Administration Agreement;

•	debt service and other costs of borrowings or other financing arrangements;

•	the Adviser’s allocable share of costs incurred in providing significant managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, making or holding investments;

•	transfer agent and custodial fees;

•	costs of hedging;

•	commissions and other compensation payable to brokers or dealers;

•	taxes;

•	Independent Director fees and expenses;

•

costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, and the compensation of professionals responsible for the preparation of the foregoing, including the allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer and other professionals who spend time on those related activities (based on the percentage of time those individuals devote, on an estimated basis, to our business and affairs);

•	the costs of any reports, proxy statements or other notices to our stockholders (including printing and mailing costs), the costs of any stockholders’ meetings and the compensation of investor relations personnel responsible for the preparation of the foregoing and related matters;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct costs and expenses of administration, including audit, accounting, consulting and legal costs; and

•	all other expenses reasonably incurred by us in connection with making investments and administering our business.

In addition, from time to time, the Adviser pays amounts owed by us to third-party providers of goods or services, including the Board. We subsequently reimburse the Adviser for those amounts paid on our behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms. We also reimburse the Adviser for the allocable portion of the compensation paid by the Adviser or its affiliates to our Chief Compliance Officer, Chief Financial Officer, and other professionals who spend time on those related activities (based on the percentage of time those individuals devote, on an estimated basis, to our business and affairs).

Duration and Termination

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect until November 2017 and the Administration Agreement will remain in effect until February 2018, and each may be extended subject to required approvals. Each agreement will remain in effect from year to year thereafter if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our Independent Directors. The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by the Adviser. Each agreement may be terminated by either party without penalty on 60 days’ written notice to the other party. The holders of a majority of our outstanding voting securities may also terminate each agreement without penalty on 60 days’ written notice. See “Risk Factors—Risks Related to Our Business and Structure—We are dependent upon management personnel of the Adviser, TSSP, TPG and their affiliates for our future success.”

Indemnification

The Investment Advisory Agreement and the Administration Agreement provide that the Adviser and its members, managers, officers, employees, agents, controlling persons and any other person or entity affiliated with it shall not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement, the Administration Agreement or otherwise as an investment adviser of ours (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services). We will, to the fullest extent permitted by law, provide indemnification and the right to the advancement of expenses, to each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, because he or she is or was a member, manager, officer, employee, agent, controlling person or any other person or entity affiliated with the Adviser, including without limitation the Administrator, or is or was a member of the Adviser’s Investment Review Committee, on the same general terms set forth in our certificate of incorporation. Our obligation to provide indemnification and advancement of expenses is subject to the requirements of the 1940 Act and Investment Company Act Release No. 11330, which, among other things, preclude indemnification for any liability (whether or not there is an adjudication of liability or the matter has been settled) arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and require reasonable and fair means for determining whether indemnification will be made.

Board Approval of the Investment Advisory Agreement

Our Board, including our Independent Directors, and holders of a majority of our outstanding securities, approved our Investment Advisory Agreement in December 2011. Our Board, including a majority of the Independent Directors, renewed the Investment Advisory Agreement in November 2016. A discussion regarding the basis for our Board’s approval and renewal of our Investment Advisory Agreement is available in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

RELATED-PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

Transactions with Related Persons

Relationship with TPG

Our investment activities are managed by our Adviser, which is responsible for sourcing, researching and structuring potential investments, monitoring our portfolio companies and providing operating, managerial and administrative assistance to us and to our portfolio companies as required.

The Adviser is registered under the Advisers Act and is an affiliate of TSSP and TPG. Other affiliates of TSSP and TPG are also registered investment advisers and provide investment advisory services to a number of private investment funds. In addition, TSSP, TPG and their affiliates engage in a broad range of other investment activities, including pursuing investments for their own account and for the account of associated funds and providing other services to these funds and their portfolio companies. The Adviser held 2,732,307 shares, or 4.6%, of our common stock as of May 3, 2017.

We believe we benefit from the Adviser’s relationships with TSSP and TPG. The Adviser has access to the contacts and industry knowledge of TSSP’s and TPG’s investment professionals, and is also able to consult with TSSP and TPG investment professionals on specific industry issues, trends and other matters to complement our investment process. However, the Adviser and members of the Investment Review Committee are expected to face a number of actual and potential conflicts of interest involving us, TSSP, TPG and other private investment funds affiliated with TSSP and TPG, including conflicts in the allocation of investment opportunities among us and other TSSP and TPG vehicles, as well as in their time and attention requirements as to these other vehicles. Additionally, various potential and actual conflicts of interest may arise from the overall advisory, investment and other activities of the Adviser, its affiliates, including TSSP and TPG, and their respective clients.

Allocations of Loan Origination Investment Opportunities

Certain members of the Adviser’s senior management and the Investment Review Committee are and will continue to be active in other investment funds affiliated with TSSP and TPG that pursue investment opportunities that could overlap with those pursued by us. However, the Adviser and its affiliates intend to allocate investment opportunities in a fair and equitable manner in accordance with their allocation principles. In particular, TSSP and TPG will refer all middle-market loan origination activities for companies domiciled in the United States to us and conduct those activities through us. By origination activities, we mean underwriting and initially funding a loan, as compared with purchasing a loan from another party. The Adviser will determine whether it would be permissible, advisable or otherwise appropriate for us to pursue a particular investment opportunity allocated to us by TSSP and TPG. For example, certain loan origination investment opportunities may not be suitable for us if they would cause us to violate asset coverage or concentration limitations imposed by the 1940 Act or the Code, be ineligible for financing under our financing arrangements, pose adverse legal, regulatory or tax risks, constrain our resources to make future investments, involve inappropriate investment risk or otherwise be inappropriate or inadvisable as an investment for us. If the Adviser deems participation in an investment allocated to us to be appropriate, it will determine an appropriate size for our investment.

Exemptive Order

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates, including our officers, directors, investment adviser, and principal underwriters, and certain of their affiliates, without the prior approval of the members of our Board who are not interested persons and, in some cases, prior approval by the SEC through an exemptive order (other than in certain limited situations pursuant to current regulatory guidance).

On December 16, 2014, we were granted an exemptive order from the SEC that allows us to co-invest, subject to certain conditions and to the extent the size of an investment opportunity exceeds the amount our

Adviser has independently determined is appropriate for us to invest, with affiliates of TSSP and TPG in middle-market loan origination activities for companies domiciled in the United States and certain “follow-on” investments in companies in which we have already co-invested pursuant to the order and remain invested.

We believe our ability to co-invest with TSSP and TPG affiliates is particularly useful where we identify larger capital commitments than otherwise would be appropriate for us. We expect that with the ability to co-invest with TSSP and TPG affiliates we will continue to be able to provide “one-stop” financing to a potential portfolio company in these circumstances, which may allow us to capture opportunities where we alone could not commit the full amount of required capital or would have to spend additional time to locate unaffiliated co-investors.

Further, in accordance with the exemptive order, we have undertaken that, in connection with any commitment to a co-investment or follow-on investment, a “required majority” (as defined in Section 57(o) of the 1940 Act) of Independent Directors must make certain conclusions, including that:

•	the terms of the proposed transaction (including the consideration to be paid) are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned;

•	the transaction is consistent with the interests of our stockholders and our investment strategies and policies;

•	the investment by our affiliate would not disadvantage us, and our participation is not on a basis different from or less advantageous than that of our affiliate; and

•	our investment will not benefit any affiliate other than the affiliate participating in the investment, and as otherwise permitted by the order.

Allocation of Non-Loan Origination Investment Opportunities

While we seek to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans, we may also invest up to 30% of our portfolio opportunistically in securities or other instruments of issuers not deemed eligible portfolio companies under the 1940 Act. These opportunities may include, among other things, debt issued by companies located outside the United States, publicly and privately traded debt and equity securities of companies listed on a national securities exchange with a market capitalization of $250 million or more, certain high yield bonds and other instruments or assets (including consumer and commercial loans). Many of these opportunities may be required to be offered to, or may be otherwise suitable for, other TPG funds or investment vehicles, including TSSP funds and investment vehicles. In the event that TSSP or TPG are not required to, and otherwise determine not to, direct these investment opportunities to an affiliated fund, we may be permitted to take them. The decision to allocate an opportunity as between us and other TSSP and TPG vehicles will take into account various factors that TSSP, TPG and our Adviser deem appropriate.

Our ability to pursue investment opportunities other than those for middle-market loan originations for companies domiciled in the United States is subject to the allocation decisions by TSSP and TPG senior professionals. Such non-loan origination opportunities may be required to be offered to, or may be otherwise suitable for, other TPG funds or investment vehicles, including TSSP funds and investment vehicles. As a result, the Adviser and its affiliates may face conflicts in allocating investment opportunities between us and those other entities. It is possible that we may not be given the opportunity to participate in certain investments made by TSSP or TPG vehicles that would otherwise be suitable for us. For example, TSSP has organized a separate investment vehicle, TSL Europe, aimed specifically at European middle-market loan originations and may in the future organize vehicles aimed at other loan origination opportunities outside our primary focus.

If TPG and the Adviser were to determine that an investment that is not a middle-market loan origination for a company domiciled in the United States is appropriate both for us and for one or more other TSSP or TPG vehicles, we would only be able to make the investment in conjunction with another such vehicle if we receive an order from the SEC permitting us to do so or the investment is otherwise permitted under relevant SEC guidance.

The Adviser believes this allocation system is fair and equitable, and consistent with its fiduciary duty to us. In particular, we have disclosed to investors that TSSP and TPG will refer to us all middle-market loan origination activities for companies domiciled in the United States. In addition, we have disclosed how allocation determinations are made among TSSP and TPG vehicles in connection with other opportunities, including those circumstances in which the Adviser may be required to offer them to these affiliated vehicles.

Administrator

The Adviser also serves as our administrator. The administrator, on behalf of us and at our expense, may retain one or more service providers that may also be affiliates of TPG to serve as sub-administrator, custodian, accounting agent, investor services agent, transfer agent or other service provider for us. Any fees we pay, or indemnification obligations we undertake, in respect of the administrator and those other service providers that are TPG affiliates, will be set at arm’s length and approved by the Independent Directors.

Fees

In the course of our investing activities, we pay fees to the Adviser, incur direct expenses and reimburse the Adviser for certain expenses it incurs.

Certain Business Relationships

Certain of our current directors and officers are directors or officers of the Adviser or its affiliates. See “Management—Biographical Information.”

Related-Party Transactions

For a discussion of our Investment Advisory Agreement, Administration Agreement and License Agreement, see “Management and Other Agreements—Investment Advisory Agreement; Administration Agreement; License Agreement.”

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if the person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire these powers within 60 days. The following table sets forth, as of May 3, 2017, the beneficial ownership as indicated in our books and records of each current director, our Named Executive Officers, our executive officers and directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock. With respect to persons known to us to beneficially own 5% or more of the outstanding shares of our common stock, we base such knowledge on beneficial ownership filings made by the holders with the SEC.

The percentage ownership is based on 59,948,888 shares of common stock outstanding as of May 3, 2017. To our knowledge, except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such stockholder. Unless otherwise indicated by footnote, the address for each listed individual is 301 Commerce Street, Suite 3300, Fort Worth, TX 76102.

Name of Individual or Identity of Group	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Beneficially Owned(1)
Directors and Executive Officers:
Interested Directors
Joshua Easterly(2)	33,088	0.1%
Michael Fishman	36,366	0.1%
Independent Directors
Richard Higginbotham	10,000	*
John Ross	17,701	*
Ronald Tanemura	56,516	0.1%
Named Executive Officers Who Are Not Directors
Ian Simmonds	2,150	*
Robert (Bo) Stanley	2,788	*
All Directors and Executive Officers as a Group (14 persons)(3)(4)	2,862,245	4.8%
Five-Percent Stockholders:
Division of Investment, Department of Treasury, State of New Jersey(5)	4,950,000	8.3%
State Teachers Retirement Board of Ohio(6)	4,454,994	7.4%
Wells Fargo & Company(7)	3,947,891	6.6%
Universities Superannuation Scheme Ltd.(8)	3,488,476	5.8%
FMR LLC(9)	3,344,041	5.6%

*	Represents less than 0.1%.

(1)	For purposes of this table, a person or group is deemed to have “beneficial ownership” of any shares of common stock as of a given date which such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof, or has the right to acquire such powers within 60 days after such date. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of determining the percentage of shares beneficially owned for such person, but is not deemed to be outstanding for the purpose of computing the percentage of beneficial ownership of any other person (except in the case of directors and executive officers as a group). Except as otherwise noted, each beneficial owner of more than five percent of our common stock and each director and executive officer has sole voting and/or investment power over the shares reported.

(2)	8,625 shares of common stock beneficially owned by Mr. Easterly have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

(3)	Includes shares owned by officers that are not “Named Executive Officers,” as defined in Item 402 of Regulation S-K, as promulgated under the Securities Act. 14,169 shares of common stock beneficially owned by certain officers have been pledged as security in connection with lines of credit with a third party financial institution unaffiliated with the Company.

(4)	TSL Advisers holds 2,732,307 shares of common stock, or the TSL Advisers Shares.

The business and affairs of TSL Advisers are managed by TSSP HoldCo Management, LLC, a Delaware limited liability company, the managing member of TSL Advisers. TSSP HoldCo Management is managed by its board of directors, whose members are David Bonderman, James Coulter and Alan Waxman. Any decision or determination by the board of directors of TSSP HoldCo Management requires unanimous approval of the directors in attendance once a quorum is established.

Mr. Waxman is a Vice President of TSLX. Because Mr. Waxman is a member of the board of directors of TSSP HoldCo Management, he may be deemed to beneficially own the TSL Advisers Shares. Mr. Waxman disclaims beneficial ownership of the TSL Advisers Shares except to the extent of his pecuniary interest therein.

(5)	The address of the Division of Investment, Department of Treasury, State of New Jersey is 50 West State Street, 9th Floor, PO Box 290, Trenton, NJ 08625.

(6)	The address of the State Teachers Retirement Board of Ohio is 275 East Broad Street, Columbus, OH 43215.

(7)	Based upon a Schedule 13F filed with the SEC on April 28, 2017 by Wells Fargo & Company on its own behalf and on behalf of certain subsidiaries. The address of Wells Fargo & Company is 420 Montgomery Street, San Francisco, CA 94163.

(8)	Based upon a Schedule 13G filed with the SEC on February 17, 2015 by Universities Superannuation Scheme Ltd, or USSL, as trustee for Universities Superannuation Scheme, or USS, and USS Investment Management Limited, or USSIM. USSIM serves as investment manager to USS and has discretionary and voting power over the shares held by USSL. Accordingly, USSIM may be deemed to be the beneficial owner of 3,488,476 shares, all of which are held by USSL. USSIM disclaims beneficial ownership of the shares held by USSL, except to the extent of any pecuniary interest therefrom. The address of each of USSL and USSIM is Royal Liver Building, Liverpool L3 1PY, United Kingdom.

(9)	Based upon a Schedule 13G filed with the SEC on February 14, 2017 by FMR LLC and Abigail P. Johnson. As of February 14, 2017, FMR LLC had (i) sole power to vote 123,864 shares and (ii) sole power to dispose of 3,344,041 shares. Abigail P. Johnson had sole power to dispose of 3,344,041 shares. Abigail P. Johnson is a Director, the Chairman, and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the 1940 Act, or Fidelity Funds, advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The address of each of FMR LLC and Abigail P. Johnson is 245 Summer Street, Boston, MA 02210.

Equity Owned by Directors in the Company

The following table sets forth the dollar range of our equity securities beneficially owned by each director as of May 3, 2017. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of our Common Stock Beneficially Owned(1)(2)
Interested Directors
Joshua Easterly	over $100,000
Michael Fishman	over $100,000
Independent Directors
Richard Higginbotham	over $100,000
John Ross	over $100,000
Ronald Tanemura	over $100,000

(1)	The dollar ranges used in the above table are $1—$10,000, $10,001—$50,000, $50,001—$100,000, or over $100,000.

(2)	Dollar ranges were determined using the number of shares that are beneficially owned as of May 3, 2017, multiplied by the closing sale price of our common stock as reported on the NYSE as of May 3, 2017.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding. We calculate the value of our investments in accordance with the procedures described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Investments at Fair Value.”

Determinations in Connection with Offerings

In connection with certain future offerings of shares of our common stock, our Board or an authorized committee of our Board will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board or an authorized committee will consider the following factors, among others, in making a determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•	the magnitude of the difference between (i) a value that our Board or an authorized committee thereof has determined reflects the current net asset value of our common stock, which is generally based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

Pursuant to approval granted at a special meeting of stockholders held on May 18, 2017, we are currently permitted to sell or otherwise issue shares of our common stock at a price below our then-current net asset value per share, subject to the approval of our Board and certain other conditions. Such stockholder approval expires on May 18, 2018.

Except for such authorizations as otherwise may be required with respect to a particular issuance under applicable law, New York Stock Exchange rules or our certificate of incorporation, no further authorization from stockholders will be solicited or required prior to a sale or other issuance of shares of common stock at a price below net asset value per share in accordance with the terms of the approval. However, will would only issue shares of our common stock at a price below net asset value per share if the following conditions are met:

•	a “required majority” of our directors have determined that any such sale would be in the best interests of us and our stockholders;

•	a “required majority” of our directors, in consultation with any underwriter or underwriters of the offering, have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such common stock or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount; and

•	the number of shares to be issued does not exceed 25% of our then-outstanding common stock immediately prior to each such offering.

Under the 1940 Act, a “required majority” of directors means both a majority of our directors who have no financial interest in the transaction and a majority of our independent directors. For these purposes, directors will not be deemed to have a financial interest solely by reason of their ownership of our common stock.

There is no limit on the percentage below net asset value per share at which shares may be sold by us or the number of offerings, each for up to 25% of our then-outstanding common stock, that we may conduct under the approval for the one-year period that authorization is granted.

In making a determination that an offering of common stock at a price below its net asset value per share pursuant to the approval is in our and our stockholders’ best interests, our Board will consider a variety of factors including:

•	the effect that an offering at a price below net asset value per share would have on our stockholders, including the potential dilution to the net asset value per share of our common stock our stockholders would experience as a result of the offering;

•	the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined net asset value per share;

•	the relationship of recent market prices of our common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

•	whether the estimated offering price would closely approximate the market value of shares of our common stock;

•	the potential market impact of being able to raise capital during the current financial market difficulties;

•	the nature of any new investors anticipated to acquire shares of our common stock in the offering;

•	the anticipated rate of return on and quality, type and availability of investments; and

•	the leverage available to us.

Our Board will also consider any possible conflict of interest due to the fact that the proceeds from the issuance of additional shares of our common stock would increase the management fees that we pay to the Adviser, as such fees are based on the amount of our gross assets, as it would regardless of whether we offer shares of common stock at a price below our net asset value per share or above our net asset value per share.

We will not sell shares of our common stock under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement if the cumulative dilution to our net asset value per share from offerings under the registration statement, as amended by any post-effective amendments, exceeds 15%. This limit will be measured separately for each offering pursuant to the registration statement, as amended by any post-effective amendments, by calculating the percentage dilution or accretion to aggregate net asset value from that offering and then summing the percentage from each offering. For example, if our most recently determined net asset value per share at the time of the first offering is $16.00 and we have 60 million shares of common stock outstanding, the sale of 12 million shares of common stock at net proceeds to us of $8.00 per share (a 50% discount) would produce dilution of 8.33%. If we subsequently determined that our net asset value per share increased to $17.00 on the then 72 million shares of common stock outstanding and then made an additional offering, we could, for example, sell approximately an additional 11.07 million shares of common stock at net proceeds to us of $8.50 per share, which would produce dilution of 6.67%, before we would reach the aggregate 15% limit.

Sales by us of our common stock at a discount from net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro rata basis.

Examples of Dilutive Effect of the Issuance of Shares Below NAV

The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than net asset value per share on three different types of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering of our common stock at a price below our net asset value per share or who do not buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease in the net asset value of the shares they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increase. There is no maximum level of discount from net asset value per share at which we may sell shares pursuant to such authority.

The following chart illustrates the level of net asset value per share dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from net asset value per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that we have 59.7 million shares outstanding, $1.7 billion in total assets and $0.7 billion in total liabilities (all figures correspond to our actual data as at December 31, 2016). The current net asset value and net asset value per share are thus $1.0 billion and $15.95 per share. The examples assume Stockholder A holds 59,716 shares, or 0.10% of shares outstanding, prior to the offering. The chart illustrates the dilutive effect on Stockholder A of (a) an offering of 3.0 million shares of common stock (5% of the outstanding shares) at $15.15 per share after offering expenses and commissions (a 5% discount from net asset value per share), (b) an offering of 6.0 million shares of common stock (10% of the outstanding shares) at $14.36 per share after offering expenses and commissions (a 10% discount from net asset value per share), (c) an offering of 11.9 million shares of common stock (20% of the outstanding shares) at $12.76 per share after offering expenses and commissions (a 20% discount from net asset value per share), and (d) an offering of 14.9 million shares of common stock (25% of the outstanding shares) at $11.96 per share after offering expenses and commissions (a 25% discount from net asset value per share). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined net asset value per share.

		Example 1		Example 2		Example 3		Example 4
	Prior to Sale Below NAV	5% Offering at 5% Discount		10% Offering at 10% Discount		20% Offering at 20% Discount		25% Offering at 25% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$15.95		$15.11		$13.43		$12.59
Net Proceeds per Share to Issuer		$15.15		$14.36		$12.76		$11.96
Decrease/Increase to Net Asset Value
Total Shares Outstanding	59,716,205	62,702,015		65,687,826		71,659,446		74,645,256
Net Asset Value per Share	$15.95	$15.91	(0.26)%	$15.80	(0.93)%	$15.41	(3.36)%	$15.15	(5.02)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	59,716	59,716	0.00%	59,716	0.00%	59,716	0.00%	59,716	0.00%
Percentage Held by Stockholder A	0.10%	0.10%	(4.76)%	0.09%	(9.09)%	0.08%	(16.67)%	0.08%	(20.00)%
Total Net Asset Value Held by Stockholder A	$952,212	$949,953	(0.24)%	$943,574	(0.91)%	$920,503	(3.33)%	$904,637	(5.00)%
Total Investment by Stockholder A (Assumed to be $15.95 per Share)	$952,212	$952,212		$952,212		$952,212		$952,212
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)		$(2,259)		$(8,638)		$(31,709)		$(47,574)
Investment per Share Held by Stockholder A (Assumed to be $15.95 per Share on Shares Held Prior to Sale)	$15.95	$15.95	0.00%	$15.95	0.00%	$15.95	0.00%	$15.95	0.00%
Net Asset Value per Share Held by Stockholder A		$15.91		$15.80		$15.41		$15.15
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.04)		$(0.15)		$(0.54)		$(0.80)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.26)%		(0.93)%		(3.36)%		(5.02)%

Impact on Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in an offering at a price below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in shares of our common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who overparticipates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from net asset value per share at which we may sell shares pursuant to such authority.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (a) 50% of its proportionate share of the offering (i.e., 0.05% of an offering of 11.9 million shares) rather than its 0.10% proportionate share and (b) 150% of such percentage (i.e., 0.15% of an offering of 11.9 million shares rather than its 0.10% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$13.43		$13.43
Net Proceeds per Share to Issuer		$12.76		$12.76
Decrease/Increase to Net Asset Value
Total Shares Outstanding	59,716,205	71,659,446	20.00%	71,659,446	20.00%
Net Asset Value per Share	$15.95	$15.41	(3.36)%	$15.41	(3.36)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	59,716	65,688	10.00%	77,631	30.00%
Percentage Held by Stockholder A	0.10%	0.09%	(8.33)%	0.11%	8.33%
Total Net Asset Value Held by Stockholder A	$952,212	$1,012,554	6.34%	$1,196,655	25.67%
Total Investment by Stockholder A (Assumed to be $15.95 per Share on Shares Held Prior to Sale)	$952,212	$1,032,420		$1,192,837
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)		$(19,866)		$3,818
Investment per Share Held by Stockholder A (Assumed to be $15.95 per Share on Shares Held Prior to Sale)	$15.95	$15.72	(1.46)%	$15.37	(3.66)%
Net Asset Value per Share Held by Stockholder A		$15.41		$15.41
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.30)		$0.05
Percentage Dilution/Accretion to Stockholder A (Dilution per Share Divided by Investment per Share)			(1.92)%		0.32%

Impact on New Investors

Investors who are not currently stockholders and who participate in an offering of shares of our common stock at a price below net asset value per share, but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by us, will experience an immediate decrease, although small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering of shares of our common stock at a price below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by us being significantly less than the discount per share, will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from net asset value per share at which we may sell shares pursuant to such authority.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10%, 20% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		Example 1		Example 2		Example 3		Example 4
	Prior to Sale Below NAV	5% Offering at 5% Discount		10% Offering at 10% Discount		20% Offering at 20% Discount		25% Offering at 25% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$15.95		$15.11		$13.43		$12.59
Net Proceeds per Share to Issuer		$15.15		$14.36		$12.76		$11.96
Decrease/Increase to Net Asset Value
Total Shares Outstanding	59,716,205	62,702,015		65,687,826		71,659,446		74,645,256
Net Asset Value per Share	$15.95	$15.91	(0.26)%	$15.80	(0.93)%	$15.41	(3.36)%	$15.15	(5.02)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	0	2,986		5,972		11,943		14,929
Percentage Held by Investor A	0.00%	0.00%		0.01%		0.02%		0.02%
Total Net Asset Value Held by Investor A	$0	$47,498		$94,358		$184,101		$226,160
Total Investment by Investor A (At Price to Public)		$47,624		$90,234		$160,417		$187,988
Total Dilution/Accretion to Investor A (Total Net Asset Value Less Total Investment		$(126)		$4,123		$23,685		$38,172
Investment per Share Held by Investor A		$15.95		$15.11		$13.43		$12.59
Net Asset Value per Share Held by Investor A		$15.91		$15.80		$15.41		$15.15
Dilution/Accretion per Share Held by Investor A (Net Asset Value per Share Less Investment per Share)		$(0.04)		$0.69		$1.98		$2.56
Percentage Dilution/Accretion to Investor A (Dilution per Share Divided by Investment per Share)			(0.26)%		4.57%		14.76%		20.31%

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan, pursuant to which we will reinvest all cash dividends or distributions declared by the Board on behalf of investors who do not elect to receive their cash dividends or distributions in cash as provided below. As a result, if the Board authorizes, and we declare, a cash dividend or distribution, then our stockholders who have not elected to “opt out” of our dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional common stock as described below.

No action is required on the part of a registered stockholder to have its cash dividend or other distribution reinvested in our common stock. A registered stockholder is able to elect to receive an entire cash dividend or distribution in cash by notifying State Street Bank and Trust Company, the plan administrator and our transfer agent and registrar, in writing, so that notice is received by the plan administrator no later than 10 days prior to the record date for the cash dividend or distributions to the stockholders. The plan administrator has set up an account for shares acquired through the plan for each stockholder who has not elected to receive cash dividends or distributions in cash and hold the shares in non-certificated form.

Those stockholders whose shares are held by a broker or other financial intermediary may receive cash dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the cash dividend or distribution payable to a stockholder by the market price per share of our common stock at the close of regular trading on the New York Stock Exchange on the payment date of a distribution, or if no sale is reported for such day, the average of the reported bid and ask prices. However, if the market price per share on the payment date of a cash dividend or distribution exceeds the most recently computed net asset value per share, we will issue shares at the greater of (i) the most recently computed net asset value per share and (ii) 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeded the most recently computed net asset value per share). Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

The number of shares of our common stock that will be outstanding after giving effect to payment of a cash dividend or distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. The number of shares to be issued to a stockholder pursuant to the foregoing will be rounded down to the nearest whole share to avoid the issuance of fractional shares, with any fractional shares being paid in cash. For non-U.S. stockholders, the number of shares to be issued to the stockholder will be the amount equal to the total dollar amount of the cash dividend or distribution payable, net of applicable withholding taxes.

There are no brokerage charges or other charges to stockholders who participate in the plan. The plan is terminable by us upon notice in writing mailed to each stockholder of record at least 30 days prior to any record date for the payment of any cash dividend or distribution by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a brokerage commission from the proceeds.

A stockholder who does not opt out of the dividend reinvestment plan will be treated for U.S. federal income tax purposes as having received a cash dividend or distribution in an amount equal to the total dollar amount of the dividend or distribution payable to such stockholder, net of applicable withholding taxes, and then reinvesting that net cash for additional shares of our stock. Such a stockholder is subject to the same U.S. federal income tax consequences as stockholders who elect to receive their cash dividends or distributions in cash; however, because a stockholder that participates in the dividend reinvestment plan does not actually receive any cash, such a stockholder will not have such cash available to pay any applicable taxes on the deemed distribution. A stockholder that participates in the dividend reinvestment plan and thus is treated as having invested in additional shares of our stock will have a basis in such additional shares of stock equal to the total dollar amount of the cash dividend or distribution payable to the stockholder divided by the total numbers of shares issued to such stockholder pursuant to such dividend or distribution. The stockholder’s holding period for such stock will commence on the day following the day on which the shares are credited to the stockholder’s account.

All correspondence concerning the plan should be directed to the plan administrator by mail at State Street Corporation, Transfer Agency—TPG Specialty Lending, Box 5493, Boston, Massachusetts, 02206-5433.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock or preferred stock. This summary deals only with beneficial owners (referred to in this summary as “stockholders”) of shares of our common stock or preferred stock that hold their shares as capital assets. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of stockholders that are subject to special treatment under U.S. federal income tax laws, including:

•	stockholders subject to the alternative minimum tax;

•	tax-exempt organizations (except as discussed below);

•	insurance companies;

•	dealers in securities;

•	traders in securities that elect to use a mark-to-market method of accounting for securities holdings;

•	pension plans (except as discussed below);

•	trusts (except as discussed below);

•	financial institutions;

•	entities taxed as partnerships or partners therein;

•	persons holding shares of common stock or preferred stock as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

•	persons who received our stock as compensation;

•	persons who hold our stock on behalf of another person as a nominee;

•	U.S. expatriates, or

•	U.S. stockholders (as defined below) who have a “functional currency” other than the U.S. dollar.

Finally, this summary does not address other U.S. federal tax consequences (such as estate, gift and Medicare contribution tax consequences) or any state, local or foreign tax consequences.

The discussion below is based upon the provisions of the Code, and Treasury Regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in U.S. federal income tax consequences different from those discussed below. This summary does not address all aspects of U.S. federal income taxes and does not deal with all tax consequences that may be relevant to stockholders in light of their personal circumstances.

If we issue preferred stock that may be convertible into or exercisable or exchangeable for securities or other property or preferred stock with other terms that may have different U.S. federal income tax consequences than those described in this summary, the U.S. federal income tax consequences of such preferred stock will be described in the relevant prospectus supplement. This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

For purposes of this discussion under the heading “Material U.S. Federal Income Tax Considerations,” a “U.S. stockholder” is a beneficial owner of shares of our common stock or preferred stock that is, for U.S. federal income tax purposes, an individual who is a citizen or resident of the United States or a domestic corporation or otherwise subject to U.S. federal income tax on a net income basis in respect of our stock.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock or preferred stock that is not a U.S. stockholder and not an entity taxed as a partnership.

Regulated Investment Company Classification

As a BDC, we have elected to be treated as a RIC for U.S. federal income tax purposes. Our status as a RIC enables us to deduct qualifying distributions to our stockholders, so that we will be subject to corporate-level U.S. federal income taxation only in respect of income and gains that we retain and do not distribute.

To maintain our status as a RIC, we must, among other things:

•	maintain our election under the 1940 Act to be treated as a BDC;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, gains from the sale or other disposition of stock or securities and other specified categories of investment income; and

•	maintain diversified holdings so that, subject to certain exceptions and cure periods, at the end of each quarter of our taxable year:

•	at least 50% of the value of our total gross assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” shall not include any amount of any one issuer, if our holdings of such issuer are greater in value than 5% of our total assets or greater than 10% of the outstanding voting securities of such issuer, and

•	no more than 25% of the value of our assets may be invested in securities of any one issuer, the securities of any two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses (excluding U.S. government securities and securities of other RICs), or the securities of one or more “qualified publicly traded partnerships.”

To maintain our status as a RIC, we must distribute (or be treated as distributing) in each taxable year dividends for tax purposes of an amount equal to at least 90% of our investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, as well as other taxable income, excluding any net capital gains reduced by deductible expenses) and 90% of our net tax-exempt income for that taxable year. As a RIC, we generally will not be subject to corporate-level U.S. federal income tax on our investment company taxable income and net capital gains that we distribute to stockholders. In addition, to avoid the imposition of a nondeductible 4% U.S. federal excise tax, we must distribute (or be treated as distributing) in each calendar year an amount at least equal to the sum of:

•	98% of our net ordinary income, excluding certain ordinary gains and losses, recognized during a calendar year;

•	98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of such calendar year; and

•	100% of any income or gains recognized, but not distributed, in preceding years.

We have previously incurred, and can be expected to incur in the future, such excise tax on a portion of our income and gains. While we intend to distribute income and capital gains to minimize exposure to the 4% excise tax, we may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We generally expect to distribute substantially all of our earnings on a quarterly basis, but will reinvest dividends on behalf of those investors that do not elect to receive their dividends in cash. See “Price Range of

Common Stock and Distributions” and “Dividend Reinvestment Plan” for a description of our dividend policy and obligations. One or more of the considerations described below, however, could result in the deferral of dividend distributions until the end of the fiscal year:

•	We may make investments that are subject to tax rules that require us to include amounts in our income before we receive cash corresponding to that income or that defer or limit our ability to claim the benefit of deductions or losses. For example, if we hold securities issued with original issue discount, that original issue discount may be accrued in income before we receive any corresponding cash payments.

•	In cases where our taxable income exceeds our available cash flow, we will need to fund distributions with the proceeds of sale of securities or with borrowed money, and may raise funds for this purpose opportunistically over the course of the year.

In certain circumstances (e.g., where we are required to recognize income before or without receiving cash representing such income), we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding U.S. federal income and excise taxes. Accordingly, we may have to sell investments at times we would not otherwise consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level U.S. federal income tax.

If in any particular taxable year, we do not qualify as a RIC, all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and distributions will be taxable to our stockholders as ordinary dividends to the extent of our current or accumulated earnings and profits, and distributions would not be required. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as capital gain. If we fail to qualify as a RIC for a period greater than two consecutive taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (that is, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had sold the property at fair market value at the end of the taxable year) that we elect to recognize on requalification or when recognized over the next five years.

In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the conditions necessary to pass through to our stockholders their share of the foreign taxes paid by us.

Taxation of U.S. Stockholders

Distributions from our investment company taxable income (consisting generally of net ordinary income, net short-term capital gain, and net gains from certain foreign currency transactions) generally will be taxable to U.S. stockholders as ordinary income to the extent made out of our current or accumulated earnings and profits. To the extent that such distributions paid by us to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“qualified dividend income”) may be eligible for a reduced maximum U.S. federal income tax rate of 20%. In this regard, it is anticipated that our distributions generally will not be attributable to dividends received by us and, therefore, generally will not qualify for the 20% maximum rate applicable to qualified dividend income. Distributions generally will not be eligible for the dividends received deduction allowed to corporate stockholders. Distributions derived from our net capital gains (which generally is the excess of our net long-term capital gain over net short-term capital loss) which we have reported as capital gain dividends will be taxable to U.S. stockholders as long-term capital gain regardless of how long particular U.S. stockholders have held their shares. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S.

stockholder’s adjusted tax basis in such U.S. stockholder’s common stock or preferred stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Any dividends declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month, which are actually paid during January of the following calendar year, will be treated as if paid by us and received by such stockholders during the quarter ended December 31 of the previous calendar year. In addition, we may elect to relate any undistributed investment company taxable income or net capital gains eligible for distribution as a dividend back to our immediately prior taxable year if we:

•	declare such dividend prior to the earlier of the 15th day of the ninth month following the close of that taxable year, or any applicable extended due date of our U.S. federal corporate income tax return for such prior taxable year;

•	distribute such amount in the 12-month period following the close of such prior taxable year; and

•	make an election in our U.S. federal corporate income tax return for the taxable year in which such undistributed investment company taxable income or net capital gains were recognized.

Any such election will not alter the general rule that a U.S. stockholder will be treated as receiving a dividend in the taxable year in which the dividend is distributed, subject to the October, November, or December dividend declaration rule discussed immediately above.

We have adopted a dividend reinvestment plan that will allow stockholders to elect to receive dividends in the form of additional shares instead of in cash. If a U.S. stockholder reinvests dividends in additional shares, such U.S. stockholder will be treated as if it had received a distribution in the amount of cash that it would have received if it had not made the election. Any such additional shares will have a tax basis equal to the amount of the distribution.

Although we intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock or preferred stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gains. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form to claim a refund for the taxes we paid. To utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

If an investor purchases shares of our common stock or preferred stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

If a U.S. stockholder sells or otherwise disposes of shares of our common stock or preferred stock, the U.S. stockholder will recognize gain or loss equal to the difference between its adjusted tax basis in the shares sold or otherwise disposed of and the amount received. Any such gain or loss will be treated as a capital gain or loss and will be long-term capital gain or loss if the shares have been held for more than one year. Any loss recognized on a sale or exchange of shares that were held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any capital gain distributions previously received (or deemed to be received) thereon. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock or preferred stock may be disallowed if other shares of our common stock or preferred stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts of such distributions includible in such U.S. stockholder’s taxable income for such year as ordinary dividends and capital gain dividends. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

Under applicable U.S. Treasury regulations, if a U.S. stockholder recognizes a loss with respect to our common stock or preferred stock of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not exempted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. stockholders should consult their own tax advisers to determine the applicability of these U.S. Treasury regulations in light of their individual circumstances.

We will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any stockholder (a) who has provided either an incorrect tax identification number or no number at all, (b) whom the IRS subjects to backup withholding for failure to report the receipt of interest or dividend income properly or (c) who has failed to certify to us that it is not subject to backup withholding or that it is an “exempt recipient.” Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a stockholder’s federal income tax liability, provided the appropriate information is timely furnished to the IRS.

Potential Limitation with Respect to Certain U.S. Stockholders on Deductions for Certain Fees and Expenses

We expect to be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) as a result of shares of our common stock being treated as regularly traded on an established securities market. If we are not treated as such for any calendar year, then, for purposes of computing the taxable income of U.S. stockholders that are individuals, trusts or estates, (i) our earnings will be computed without taking into account such U.S. stockholders’ allocable shares of the Management and Incentive Fees paid to our investment adviser and certain of our other expenses, (ii) each such U.S. stockholder will be treated as having received or accrued a dividend from us in the amount of such U.S. stockholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. stockholder will be treated as having paid or incurred such U.S. stockholder’s allocable share of these fees and expenses for the calendar year and (iv) each such U.S. stockholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. In addition, we would be required to report the relevant income and expenses, including the Management Fee, on Form 1099-DIV. Miscellaneous itemized deductions generally are deductible by such U.S. stockholder only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 67 of the Code.

Taxation of Tax-Exempt U.S. Stockholders

A U.S. stockholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income, or UBTI. The direct conduct by a tax-exempt U.S. stockholder of the activities that we propose to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its stockholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. stockholder will not be subject to U.S. taxation solely as a result of such stockholder’s ownership of our shares and receipt of dividends that we pay. In addition, under current law, if we incur indebtedness, such indebtedness will not be attributed to portfolio investors in our stock. Therefore, a tax-exempt U.S. stockholder will not be treated as earning income from “debt-financed property” and dividends we pay will not be treated as “unrelated debt-financed income” solely as a result of indebtedness that we incur.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock or preferred stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock or preferred stock by a Non-U.S. stockholder may have adverse tax consequences as compared to a direct investment in the assets in which we will invest. Non-U.S. stockholders should consult their tax advisors before investing in our common stock or preferred stock.

Distributions of our investment company taxable income that we pay to a Non-U.S. stockholder will be subject to U.S. withholding tax at a 30% rate to the extent of our current or accumulated earnings and profits unless (i) such dividends qualify for the pass-through rules described below, and such stockholder could have received the underlying income free of tax; (ii) such stockholder qualifies for, and complies with the procedures for claiming, an exemption or reduced rate under an applicable income tax treaty; or (iii) such stockholder qualifies, and complies with the procedures for claiming, an exemption by reason of its status as a foreign government-related entity.

Non-U.S. stockholders generally are not subject to U.S. federal income tax on capital gains realized on the sale of our shares or on actual or deemed distributions of our net capital gains. If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. To obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

At the end of 2015, Congress permanently renewed the pass-through rules under which certain dividend distributions by RICs derived from our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at a least a 10% stockholder, reduced by expenses that are allocable to such income) or paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our net long-term capital loss for such taxable year) qualify for an exemption from U.S. withholding tax. As a result, dividends that we designate as “interest-related dividends” or “short-term capital gain dividends” generally will be exempt from U.S. withholding tax if the underlying income is U.S.-source and the Non-U.S. stockholder could have received the underlying income free of tax. To the extent dividends are paid that do not qualify for this exemption (e.g., dividends related to foreign-source income or other income not treated as qualified net interest income or qualified short-term capital gains), some Non-U.S. stockholders may qualify for a reduced rate of U.S. withholding tax under an applicable tax treaty or for an exemption from U.S. withholding tax by reason of their status as a foreign sovereign or under special treaty provisions for certain foreign pension funds. Prospective investors should consult their own advisers regarding their eligibility for a reduced rate or exemption as described above.

To qualify for an exemption or reduced rate of U.S. withholding tax (under a treaty, by reason of an exemption for sovereign investors, or under the rules applicable to interest-related dividends or short-term capital gain dividends), a Non-U.S. stockholder must comply with the U.S. tax certification requirements described below. A Non-U.S. stockholder must deliver to the applicable withholding agent and maintain in effect a valid IRS Form W-8BEN-E or other applicable tax certification establishing its entitlement to the exemption or reduced rate, or otherwise establishing an exemption from backup withholding.

We have adopted a dividend reinvestment plan that will allow stockholders to elect to receive dividends in the form of additional shares instead of in cash. If a Non-U.S. stockholder reinvests dividends in additional shares, such Non-U.S. stockholder will be treated as if it had received a distribution in the amount of cash that it would have received if it had not made the election. If the distribution is a distribution of our investment company taxable income and is not designated by us as a short-term capital gain dividend or interest-related dividend, if applicable, the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in our common stock. The Non-U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the dividend reinvestment plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

In the case of distributions made by the Company, and in the case of gross proceeds from the sale or other of shares of our common stock or preferred stock paid on or after January 1, 2019, additional requirements will apply to Non-U.S. stockholders that are considered for U.S. federal income tax purposes to be a foreign financial institution or non-financial foreign entity, as well as to Non-U.S. stockholders that hold their shares through such an institution or entity. In general, an exemption from U.S. withholding tax will be available only if the foreign financial institution, under an agreement it has entered into with the U.S. government or under certain intergovernmental agreements, collects and provides to the U.S. tax authorities information about its accountholders (including certain investors in such institution) and if the non-financial foreign entity has provided the withholding agent with a certification identifying certain of its direct and indirect U.S. owners. Any U.S. taxes withheld pursuant to the aforementioned requirements from distributions paid to affected Non-U.S. stockholders who are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes on such distributions may only be reclaimed by such Non-U.S. stockholders by timely filing a U.S. tax return with the IRS to claim the benefit of such exemption or reduction.

A RIC is a corporation for U.S. federal income tax purposes. Under current law, a Non-U.S. stockholder will not be considered to be engaged in the conduct of a business in the United States solely by reason of its ownership in a RIC.

Non-U.S. stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares of our common stock or preferred stock.

U.S. information reporting requirements will apply and backup withholding will not apply to dividends paid on our shares to a Non-U.S. stockholder, provided the Non-U.S. stockholder provides to the applicable withholding agent a Form W-8BEN-E (or satisfies certain documentary evidence requirements for establishing that it is not a United States person) or otherwise establishes an exemption. Similarly, information reporting requirements (but not backup withholding) will apply to a payment of the proceeds of a sale of our shares effected outside the United States by a foreign office of a broker if the broker (i) is a United States person, (ii) derives 50% or more of its gross income for certain periods from the conduct of a trade or business in the United States, (iii) is a “controlled foreign corporation” as to the United States, or (iv) is a foreign partnership that, at any time during its taxable year is more than 50% (by income or capital interest) owned by United States persons or is engaged in the conduct of a U.S. trade or business, unless in any such case the broker has documentary evidence in its records that the holder is a Non-U.S. stockholder and certain conditions are met, or such holder otherwise establishes an exemption. Payment by a United States office of a broker of the proceeds of a sale of our shares will be subject to both backup withholding and information reporting unless the Non-U.S. stockholder certifies its status that it is not a United States person under penalties of perjury or otherwise establishes an exemption. Backup withholding is not an additional tax. Any amounts withheld from payments made to a Non-U.S. stockholder may be refunded or credited against such stockholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

DESCRIPTION OF OUR SECURITIES

This prospectus contains a summary of our common stock, preferred stock, subscription rights, debt securities and warrants. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will describe the material terms and conditions for each security.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Under the terms of our certificate of incorporation, which was adopted on March 8, 2011 and amended on March 10, 2014, our authorized capital stock consists of 400,000,000 shares of common stock, par value $0.01 per share, of which 59,948,888 shares are outstanding as of May 3, 2017, and 100,000,000 shares of preferred stock, par value $0.01 per share, of which no shares are outstanding as of May 3, 2017.

On December 3, 2013, our Board approved a stock split in the form of a stock dividend pursuant to which our stockholders of record as of December 4, 2013 received 65.676 additional shares of common stock for each share of common stock held. We distributed the shares on December 5, 2013 and paid cash for fractional shares without interest or deduction. We have retroactively applied the effect of the stock split to the financial information presented in this prospectus by multiplying numbers of shares outstanding by 66.676 and dividing per share amounts by 66.676.

Our common stock is listed on the NYSE under the symbol “TSLX.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following presents our outstanding classes of securities as of May 3, 2017:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Held by Us or for Our Account
Common Stock	400,000,000	89,080	59,948,888

Prior to our IPO, we conducted private offerings of our common stock to investors in reliance on the exemptions from the registration requirements of the Securities Act. At the closing of each private offering, investors made capital commitments to purchase our common stock from time to time at net asset value. On January 31, 2013, we reached a $1.5 billion cap on private offering commitments agreed to with our pre-IPO investors, which included a $100 million capital commitment by our Adviser. Our pre-IPO investors’ obligations to purchase additional shares from the undrawn portion of their capital commitments terminated upon the completion of the IPO.

Common Stock

Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders, and holders of common stock do not have cumulative voting rights. Accordingly, subject to the rights of any outstanding preferred stock, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our Board, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock will be entitled to receive ratably our net assets available after the payment of all debts and other liabilities and will be subject to the prior rights of any outstanding preferred stock. Holders of common stock have no redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock that we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred Stock

Under the terms of our certificate of incorporation, our Board is authorized to issue shares of preferred stock in one or more series without stockholder approval. See “Description of Our Preferred Stock.”

The purpose of authorizing our Board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Our certification of incorporation limits our directors’ liability to the fullest extent permitted under Delaware corporate law and the 1940 Act. Specifically, our directors will not be personally liable to us or our stockholders for any breach of fiduciary duty as a director, except for any liability:

(i)	for any breach of the director’s duty of loyalty to us or our stockholders,

(ii)	for acts or omissions not in good faith or which involve willful misconduct, gross negligence, bad faith, reckless disregard or a knowing violation of law,

(iii)	under Section 174 of the DGCL, which relates to unlawful payment of dividends or unlawful stock purchases or redemptions, or

(iv)	for any transaction from which the director derived an improper personal benefit.

If the DGCL is amended to permit further elimination or limitation of the personal liability of directors, then the liability of our directors will be eliminated or limited to the fullest extent permitted by the DGCL. So long as we are registered or regulated under the 1940 Act, any limitation of liability of our directors and officers as described above is limited to the extent prohibited by the 1940 Act or by any valid rule, regulation or order of the SEC.

Section 145 of the DGCL allows for the indemnification of officers, directors, and any corporate agents in terms sufficiently broad to indemnify such person under certain circumstances for liabilities, including reimbursement for expenses, incurred arising under the Securities Act. Our certificate of incorporation and bylaws provide that we will indemnify our directors and officers to the fullest extent authorized or permitted by law and this right to indemnification will continue as to a person who has ceased to be a director or officer and will inure to the benefit of his or her heirs, executors and personal and legal representatives; however, for proceedings to enforce rights to indemnification, we are not obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless that proceeding (or part thereof) was authorized or consented to by the Board. The right to indemnification includes the right to be paid by us the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

Our obligation to provide indemnification and advancement of expenses is subject to the requirements of the 1940 Act and Investment Company Act Release No. 11330, which, among other things, preclude indemnification for any liability (whether or not there is an adjudication of liability or the matter has been settled) arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and require reasonable and fair means for determining whether indemnification will be made.

In addition, we have entered into indemnification agreements with our directors and officers that provide for a contractual right to indemnification to the fullest extent permitted by the DGCL. A form of the indemnification agreement has been filed as an exhibit to the registration statement of which this prospectus is a part.

We may, to the extent authorized from time to time by the Board, provide rights to indemnification and to the advancement of expenses to our employees and agents similar to those conferred to our directors and officers. The rights to indemnification and to the advancement of expenses are subject to the requirements of the 1940 Act to the extent applicable. Any repeal or modification of our certificate of incorporation by our stockholders will not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer existing at the time of the repeal or modification with respect to any acts or omissions occurring prior to the repeal or modification.

Under the Investment Advisory Agreement, we have, to the extent permitted by applicable law, indemnified the Adviser and certain of its affiliates, as described under “Management and Other Agreements—Indemnification.”

Anti-Takeover Provisions

The following summary outlines certain provisions of Delaware law and our certificate of incorporation regarding anti-takeover provisions. These provisions could have the effect of limiting the ability of other entities or persons to acquire control of us by means of a tender offer, proxy contest or otherwise, or to change the composition of our Board. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. These measures, however, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices. These attempts could also have the effect of increasing our expenses and disrupting our normal operation. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging acquisition proposals because the negotiation of the proposals may improve their terms.

We are subject to the provisions of Section 203 of the DGCL. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions (including an exception for our Adviser and certain of its affiliates), an “interested stockholder” with which business combinations may be restricted is a person that, together with its affiliates and associates, owns, or is an affiliate or associate of the corporation and within the prior three years did own, 15% or more of the corporation’s voting stock.

Our certificate of incorporation and bylaws provide that:

•	the Board be divided into three classes, as nearly equal in size as possible, with staggered three-year terms (and the number of directors shall not be fewer than four or greater than nine);

•	directors may be removed only for cause by the affirmative vote of 75% of the holders of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class; and

•	subject to the rights of any holders of preferred stock, any vacancy on the Board, however the vacancy occurs, including a vacancy due to an enlargement of the Board, may only be filled by vote of a majority of the directors then in office.

The classification of our Board and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Our bylaws also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting; and

•	special meetings of the stockholders may only be called by our Board, Chairman, or a Chief Executive Officer.

Our bylaws provide that for nominations and any other matters to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Nominating and Corporate Governance Committee a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Our certificate of incorporation further provides that stockholders may not take action by written consent in lieu of a meeting. These provisions may discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders’ meeting, and not by written consent.

The DGCL provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation requires the affirmative vote of at least 75% of the holders of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, to amend certain specified provisions of the certificate relating to our Board, limitation of liability, indemnification procedures, and amendments to our certificate of incorporation.

Our certificate of incorporation permits our Board to amend or repeal our bylaws. Our bylaws generally can be amended or repealed by approval of at least 75% of the total number of authorized directors then in office. Additionally, our stockholders have the power to adopt, amend or repeal our bylaws, upon the affirmative vote of at least 75% of the holders of our capital stock then outstanding and entitled to vote on any matter.

A director may be removed from office, but only for cause and at a meeting called for that purpose, by the affirmative vote of 75% of the holders of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class.

In addition, our certificate of incorporation requires the favorable vote of a majority of our Board followed by the favorable vote of the holders of at least 75% of our outstanding shares of common stock, to approve, adopt or authorize certain transactions with 10% or greater holders of our outstanding common stock and their affiliates or associates, unless the transaction has been approved by at least 80% of our Board, in which case approval by “a majority of the outstanding voting securities” (as defined in the 1940 Act) will be required. For purposes of these provisions, a 10% or greater holder of our outstanding common stock, or a principal stockholder, refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 10% or more of the outstanding shares of our common stock.

The 10% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of us or any subsidiary of ours with or into any principal stockholder;

•	the issuance of any of our securities to any principal stockholder for cash, except pursuant to any automatic dividend reinvestment plan or the exercise of any preemptive rights granted in our certificate of incorporation (which are no longer applicable following our IPO) or pursuant to any subscription agreement by and among us, the Adviser and such principal stockholder entered into prior to our IPO;

•	the sale, lease or exchange of all or any substantial part of our assets to any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for the purpose of this computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; and

•	the sale, lease or exchange to us or any subsidiary of ours, in exchange for our securities, of any assets of any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for purposes of this computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert us to an open-end investment company, to merge or consolidate us with any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation, to liquidate and dissolve us or to amend any of the provisions discussed herein, our certificate of incorporation requires the favorable vote of at least 80% of the holders of our common stock then outstanding, or the approval of a majority of the continuing directors and at least 75% of the holders of our capital stock then outstanding entitled to vote in the election of directors, voting together as a single class. If approved in the foregoing manner, our conversion to an open-end investment company could not occur until 90 days after the stockholders’ meeting at which the conversion was approved and would also require at least 30 days’ prior notice to all stockholders. As part of the conversion to an open-end investment company, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of conversion, the common shares would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our Board would vote to convert us to an open-end fund.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of:

•	67% or more of the company’s voting stock present at a meeting if more than 50% of the outstanding voting securities of the company are present or represented by proxy; and

•	more than 50% of the outstanding voting securities of the company.

For the purposes of calculating “a majority of the outstanding voting securities” under our certificate of incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

Our Board has determined that provisions with respect to the Board and the stockholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of stockholders generally.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, we have 100,000,000 shares of preferred stock authorized under our certificate of incorporation, par value $0.01 per share, of which no shares are currently outstanding. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The Board has discretion to establish the number of shares to be included in each series and to fix the voting powers (if any), designations, powers, preferences, and relative, participating, optional or other rights, if any, of the shares of each series, and any qualifications, limitations, or restrictions. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock under our certificate of incorporation. In particular, every share of stock issued by a BDC must be voting stock and have equal voting rights with every other outstanding class of voting stock, except to the extent that the stock satisfies the requirements for being treated as a senior security, which requires, among other things, that:

•	immediately after issuance and before any distribution is made with respect to common stock, we must meet a coverage ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, of at least 200%; and

•	the holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock.

The features of the preferred stock are further limited by the requirements applicable to RICs under the Code.

For any series of preferred stock that we may issue, our Board will determine and the amendment to our certificate of incorporation and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board. All shares of each series of preferred stock will differ only as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in the best interests of us and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default—Remedies If an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities is issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interest;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our common stock if our asset coverage, calculated pursuant to the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such indebtedness or securities unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, we may be precluded from declaring dividends or repurchasing shares of our common stock unless our asset coverage is at least 200%. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business and Structure—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “—Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

Except as otherwise indicated in the applicable prospectus supplement, if any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the applicable prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days.

•	We do not pay interest on a debt security of the series when due, and such default is not cured within 30 days.

•	We do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days.

•	We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days.

•	On the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100%, giving effect to any amendments to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act or to any exemptive relief granted to us by the SEC.

•	Any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies If an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability (called an “indemnity”) (Section 315 of the Trust Indenture Act of 1939). If indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.

•	The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell all or substantially all our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities.

•	Immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing.

•	We must deliver certain certificates and documents to the trustee.

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•	modify certain of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture, and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect, including adding additional covenants or event of default. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•	If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of a series of debt securities issued under an indenture, or all series, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

•	Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “—Indenture Provisions—Subordination” below. In order to achieve covenant defeasance, we must do the following:

•	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•	We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and repaid the debt securities at maturity.

•	We must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplished covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•	We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and repaid the debt securities at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•	We must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever accomplished full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “—Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

“Senior Indebtedness” is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

We may issue two types of unsecured indebtedness obligations: senior and subordinated. Senior unsecured indebtedness obligations refer to those that rank senior in right of payment to all of our future indebtedness that is expressly subordinated in right of payment to such indebtedness. Subordinated unsecured indebtedness obligations refer to those that are expressly subordinated in right of payment to other unsecured obligations.

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. Our debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

Wells Fargo Bank, National Association, will serve as the trustee under the indenture.

Certain Considerations Relating To Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Debt Securities

The Depository Trust Company, New York, NY, or DTC, will act as securities depository for the debt securities. The debt securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC. If, however, the aggregate principal amount of any issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue.

DTC, the world’s largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants, or Direct Participants, deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. The DTC Rules applicable to its Participants are on file with the SEC.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or Beneficial Owner, is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC or its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

SHARES ELIGIBLE FOR FUTURE SALE

Sales of substantial amounts of our common stock in the public market, or the perception that such sales could occur, could adversely affect the prevailing market price of our common stock.

Rule 144

In general, under Rule 144 under the Securities Act, or Rule 144, a person (or persons whose shares are aggregated) who is not deemed to have been an affiliate of ours at any time during the three-months preceding a sale, and who has beneficially owned restricted securities within the meaning of Rule 144 for at least six months (including any period of consecutive ownership of preceding non-affiliated holders) would be entitled to sell those shares, subject only to the availability of current public information about us. A non-affiliated person who has beneficially owned restricted securities within the meaning of Rule 144 for at least one year would be entitled to sell those shares without regard to the provisions of Rule 144.

A person (or persons whose shares are aggregated) who is deemed to be an affiliate of ours and who has beneficially owned restricted securities within the meaning of Rule 144 for at least six months would be entitled to sell within any three-month period a number of shares that does not exceed the greater of 1% of the then outstanding shares of our common stock or the average weekly trading volume of our common stock during the four calendar weeks preceding such sale. Such sales are also subject to certain manner of sale provisions, notice requirements and the availability of current public information about us (which requires that we are current in our periodic reports under the Exchange Act).

REGULATION

We are regulated as a BDC under the 1940 Act. A BDC must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses.

As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not “interested persons,” as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a BDC, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after any borrowing or issuance. In addition, while any preferred stock or publicly traded debt securities are outstanding, we may be prohibited from making distributions to our stockholders or repurchasing securities or shares unless we meet the applicable asset coverage ratio at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to Our Business and Structure—We borrow money, which magnifies the potential for gain or loss and increases the risk of investing in us.”

As of March 31, 2017, December 31, 2016 and December 31, 2015, our asset coverage was 255.3%, 237.7% and 225.7%, respectively.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of:

•	67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy; and

•	more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate. The portion of our portfolio invested in securities issued by investment companies ordinarily will subject our stockholders to additional expenses. Our investment portfolio is also subject to diversification requirements by virtue of our status as a RIC for U.S. federal income tax purposes. See “Material U.S. Federal Income Tax Considerations—Regulated Investment Company Classification” for more information.

In addition, investment companies registered under the 1940 Act and private funds that are excluded from the definition of “investment company” pursuant to either Section 3(c)(1) or 3(c)(7) of the 1940 Act may not acquire directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition), unless the funds comply with an exemption under the 1940 Act. As a result, certain of our investors may hold a smaller position in our shares than if they were not subject to these restrictions.

We are generally not able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors—Risks Related to Our Business and Structure—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.” We may, however, elect to issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board determines that the sale is in our best interests and the best interests of our stockholders, and our stockholders have approved our policy and practice of making these sales within the preceding 12 months. Pursuant to approval granted at a special meeting of stockholders held on May 18, 2017, we are currently permitted to sell or otherwise issue shares of our common stock at a price below our then-current net asset value per share, subject to the approval of our Board and certain other conditions. Such stockholder approval expires on May 18, 2018. In this case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the market value of such securities. In addition, we may generally issue new common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

We are subject to periodic examination by the SEC for compliance with the 1940 Act.

As a BDC, we are subject to certain risks and uncertainties. See “Risk Factors—Risks Related to Our Business and Structure.”

Transactions With Our Affiliates

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates, including our officers, directors, investment adviser, and principal underwriters, and certain of their affiliates, without the prior approval of the members of our Board who are not interested persons and, in some cases, prior approval by the SEC through an exemptive order (other than in certain limited situations pursuant to current regulatory guidance).

On December 16, 2014, we were granted an exemptive order from the SEC that allows us to co-invest, subject to certain conditions and to the extent the size of an investment opportunity exceeds the amount our Adviser has independently determined is appropriate for us to invest, with affiliates of TSSP and TPG in middle-market loan origination activities for companies domiciled in the United States and certain “follow-on” investments in companies in which we have already co-invested pursuant to the order and remain invested. See “Related-Party Transactions and Certain Relationships—Exemptive Order” for more information on the terms of the exemptive order.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any assets other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

•	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;

•	is not an investment company (other than a small business investment company wholly owned by us) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies any of the following:

•	has an equity market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange;

•	is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

•	Securities of any eligible portfolio company that we control.

•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

•	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, such that at least 70% of our assets are qualifying assets. Our Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Managerial Assistance to Portfolio Companies

A BDC must be operated for the purpose of making investments in the types of securities described under “Qualifying Assets” above. However, to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, either controlling the issuer of the securities or any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does in fact provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Code of Ethics

As required by the Advisers Act and the 1940 Act, we and the Adviser have adopted codes of ethics which apply to, among others, our and our Adviser’s executive officers, including our Co-Chief Executive Officers and Chief Financial Officer, as well as our Adviser’s officers, directors and employees. The codes of ethics establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to the codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the codes’ requirements.

You may read and copy the codes of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the codes of ethics are attached as exhibits to the registration statement of which this prospectus is a part, and are available on the SEC’s internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. We also hereby undertake to provide a copy of these codes to any person, without charge, upon request. Requests for a copy of the codes may be made in writing addressed to our Secretary, Jennifer Gordon, 888 7th Avenue, 35th Floor, New York, NY 10106, Attention: TSLX Investor Relations, or by emailing us at IRTSL@tpg.com.

Compliance Policies and Procedures

We and our Adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and we are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a Chief Compliance Officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on certain publicly held companies and their insiders. Assuming certain requirements are met, many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Co-Chief Executive Officers and Chief Financial Officer certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 of the Exchange Act, subject to certain assumptions, our management is required to prepare an annual report regarding its assessment of our internal control over financial reporting, which is required to be audited by our independent registered public accounting firm; and

•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and take actions necessary to ensure that we are in compliance therewith.

The NYSE Corporate Governance Rules

The NYSE has adopted corporate governance rules that listed companies must comply with. We believe we are in compliance with these rules.

Proxy Voting Policies and Procedures

We delegate our proxy voting responsibility to our Adviser. The Proxy Voting Policies and Procedures of our Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and our Independent Directors, and, accordingly, are subject to change.

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

The Adviser will vote all proxies based upon the guiding principle of seeking the maximization of the ultimate long-term economic value of our stockholders’ holdings, and ultimately all votes are cast on a case-by-case basis, taking into consideration the contractual obligations under the relevant advisory agreements or comparable documents, and all other relevant facts and circumstances at the time of the vote. All proxy voting decisions will require a mandatory conflicts of interest review by our Chief Compliance Officer in accordance with these policies and procedures, which will include consideration of whether the Adviser or any investment professional or other person recommending how to vote the proxy has an interest in how the proxy is voted that may present a conflict of interest. It is the Adviser’s general policy to vote or give consent on all matters presented to security holders in any proxy, and these policies and procedures have been designed with that in mind. However, the Adviser reserves the right to abstain on any particular vote or otherwise withhold its vote or consent on any matter if, in the judgment of our Chief Compliance Officer or the relevant investment professional(s), the costs associated with voting such proxy outweigh the benefits to our stockholders or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of the relevant stockholder(s).

You may obtain information about how the Adviser voted proxies, free of charge, by making a written request for proxy voting information to: TSL Advisers, 888 7th Avenue, 35th Floor, New York, NY 10106, Attention: TSLX Investor Relations, or by emailing us at IRTSL@tpg.com. The SEC also maintains a website at http://www.sec.gov that contains such information.

Privacy Principles

We are committed to maintaining the confidentiality, integrity and security of nonpublic personal information relating to investors. The following information is provided to help investors understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

We generally will not receive any nonpublic personal information relating to stockholders who purchase common stock. We may collect nonpublic personal information regarding certain investors from sources such as subscription agreements, investor questionnaires and other forms; individual investors’ account histories; and correspondence between us and individual investors. We may share information that we collect regarding an investor with our affiliates and the employees of such affiliates for legitimate business purposes, for example, to service the investor’s accounts or provide the investor with information about other products and services offered by us or our affiliates that may be of interest to the investor. In addition, we may disclose information that we collect regarding investors to third parties who are not affiliated with us (i) as authorized by our investors in investor subscription agreements or our organizational documents; (ii) as required by law or in connection with regulatory or law enforcement inquiries; or (iii) as otherwise permitted by law to the extent necessary to effect, administer or enforce investor transactions or our transactions.

Any party that receives nonpublic personal information relating to investors from us is permitted to use the information only for legitimate business purposes or as otherwise required or permitted by applicable law or regulation. In this regard, our officers, employees and agents and those of our affiliates, access to such information is restricted to those who need such access to provide services to us and our investors. We maintain physical, electronic and procedural safeguards to seek to guard investor nonpublic personal information.

Reporting Obligations

We will furnish our stockholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law. We are required to comply with all periodic reporting, proxy solicitation and other applicable requirements under the Exchange Act.

We make available on our website (www.tpgspecialtylending.com) our proxy statements, our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K. We also provide electronic or paper copies of our filings free of charge upon request. Requests may be made in writing addressed to us at 888 7th Avenue, 35th Floor, New York, NY 10106, Attention: TSLX Investor Relations, or by emailing us at IRTSL@tpg.com.

Investors and the public may also read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, DC 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website (www.sec.gov) that contains this information.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities and loan documents are held by State Street Bank and Trust Company pursuant to a custodian agreement, and State Street Bank and Trust Company also serves as our transfer agent, distribution paying agent and registrar. The principal business address of State Street Bank and Trust Company is 1 Lincoln Street, Boston, Massachusetts 02111.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions.

Subject to policies established by our Board, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.

The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Adviser may select a broker based upon brokerage or research services provided to the Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

We also pay brokerage commissions incurred in connection with purchases pursuant to the Company 10b5-1 Plan.

The aggregate amount of brokerage commissions paid by us during the three most recent fiscal years is $45,439.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $750 million of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods.

We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; any securities exchange or market on which the securities may be listed; and, in the case of a rights offering, the number of shares of our common stock issuable upon the exercise of each right. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of any common stock offered by us, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the consent of the majority of our outstanding voting securities or (c) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority, or FINRA, or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, the agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of the securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as agents to solicit offers by certain institutions to purchase securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, the securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

The legality of the securities offered hereby will be passed upon for us by Cleary Gottlieb Steen & Hamilton LLP, New York, New York. In addition, Schulte Roth & Zabel LLP and Morris, Nichols, Arsht & Tunnell LLP will pass on certain legal matters for us. Cleary Gottlieb Steen & Hamilton LLP also represents the Adviser. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

EXPERTS

The consolidated financial statements of TPG Specialty Lending, Inc. (and subsidiaries) as of December 31, 2016 and 2015, and for each of the years in the three-year period ended December 31, 2016 and the Senior Securities schedule under the heading “Senior Securities” have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, 345 Park Avenue, New York, New York 10154, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

We maintain a website at http://www.tpgspecialtylending.com and make all of our periodic and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 888 7th Avenue, 35th Floor, New York, NY 10106, Attention: TSLX Investor Relations, or by emailing us at IRTSL@tpg.com. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

TPG Specialty Lending, Inc.:

We have audited the accompanying consolidated balance sheets of TPG Specialty Lending, Inc. (and subsidiaries) (the Company), including the consolidated schedules of investments, as of December 31, 2016 and 2015, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the years in the three-year period ended December 31, 2016. We also have audited TPG Specialty Lending, Inc.’s internal control over financial reporting as of December 31, 2016, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on these consolidated financial statements and an opinion on the Company’s internal control over financial reporting based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the consolidated financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 and 2015, by correspondence with custodians, or by other appropriate auditing procedures. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the balance sheets of TPG Specialty Lending, Inc. (and subsidiaries), including the consolidated schedules of investments, as of December 31, 2016 and 2015, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the years in the three-year period ended December 31, 2016, in conformity with U.S. generally accepted accounting principles. Also in our opinion, TPG Specialty Lending, Inc. maintained, in all material respects, effective internal control over financial reporting as of December 31, 2016, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

(signed) KPMG LLP

New York, New York

February 22, 2017

TPG Specialty Lending, Inc.

Consolidated Balance Sheets

(Amounts in thousands, except share and per share amounts)

	December 31, 2016	December 31, 2015
Assets
Investments at fair value
Non-controlled, non-affiliated investments (amortized cost of $1,567,673 and $1,443,017, respectively)	$1,591,544	$1,422,211
Controlled, affiliated investments (amortized cost of $100,014 and $86,659, respectively)	65,859	63,498

Total investments at fair value (amortized cost of $1,667,687 and $1,529,676, respectively)	1,657,403	1,485,709
Cash and cash equivalents	4,866	2,431
Interest receivable	9,678	10,146
Receivable for interest rate swaps	69	402
Prepaid expenses and other assets	3,516	7,880

Total Assets	$1,675,532	$1,506,568

Liabilities
Debt (net of deferred financing costs of $11,019 and $10,365, respectively)	$680,709	$642,423
Management fees payable to affiliate	6,269	5,530
Incentive fees payable to affiliate	5,889	4,915
Dividends payable	23,289	21,124
Payable for investments purchased	—	4,435
Payables to affiliate	1,555	1,492
Other liabilities	5,609	5,908

Total Liabilities	723,320	685,827

Commitments and contingencies (Note 8)
Net Assets
Preferred stock, $0.01 par value; 100,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.01 par value; 400,000,000 shares authorized, 59,805,285 and 54,166,959 shares issued, respectively; and 59,716,205 and 54,163,960 shares outstanding, respectively	598	542
Additional paid-in capital	898,868	812,586
Treasury stock at cost; 89,080 and 2,999 shares held, respectively	(1,359)	(30)
Undistributed net investment income	50,142	27,521
Net unrealized gains (losses)	1,422	(28,380)
Undistributed net realized gains	2,541	8,502

Total Net Assets	952,212	820,741

Total Liabilities and Net Assets	$1,675,532	$1,506,568

Net Asset Value Per Share	$15.95	$15.15

The accompanying notes are an integral part of these consolidated financial statements.

TPG Specialty Lending, Inc.

Consolidated Statements of Operations

(Amounts in thousands, except share and per share amounts)

	Year Ended	Year Ended	Year Ended
	December 31, 2016	December 31, 2015	December 31, 2014
Income
Investment income from non-controlled, non-affiliated investments:
Interest from investments	$167,819	$157,964	$151,020
Dividend income	1,727	948	—
Other income	12,690	7,628	9,162
Interest from cash and cash equivalents	(5)	(3)	1

Total investment income from non-controlled, non-affiliated investments	182,231	166,537	160,183
Investment income from controlled, affiliated investments:
Interest from investments	9,975	6,638	2,994
Other income	204	240	143

Total investment income from controlled, affiliated investments	10,179	6,878	3,137

Total Investment Income	192,410	173,415	163,320

Expenses
Interest	23,108	22,010	15,078
Management fees	24,253	21,276	18,296
Incentive fees	22,703	20,180	17,839
Professional fees	8,446	8,166	4,752
Directors’ fees	390	381	342
Other general and administrative	4,382	4,830	3,858

Total expenses	83,282	76,843	60,165

Management and incentive fees waived (Note 3)	(430)	(226)	(2,464)

Net Expenses	82,852	76,617	57,701

Net Investment Income Before Income Taxes	109,558	96,798	105,619
Income taxes, including excise taxes	2,225	1,500	1,144

Net Investment Income	107,333	95,298	104,475
Unrealized and Realized Gains (Losses)
Net change in unrealized gains (losses):
Non-controlled, non-affiliated investments	44,676	(17,008)	(22,950)
Controlled, affiliated investments	(10,994)	(17,217)	(5,945)
Interest rate swaps	(333)	(618)	1,020
Translation of assets and liabilities in foreign currencies	(3,547)	6,275	8,909
Foreign currency forward contracts	—	—	1,244

Total net change in unrealized gains (losses)	29,802	(28,568)	(17,722)

Realized gains (losses):
Non-controlled, non-affiliated investments	(772)	(5,042)	136
Interest rate swaps	—	1,851	—
Foreign currency transactions	644	29	(1,839)

Total realized losses	(128)	(3,162)	(1,703)

Total Unrealized and Realized Gains (Losses)	29,674	(31,730)	(19,425)

Increase in Net Assets Resulting from Operations	$137,007	$63,568	$85,050

Earnings per common share—basic and diluted	$2.34	$1.18	$1.68

Weighted average shares of common stock outstanding—basic and diluted	58,591,380	54,006,322	50,509,692

The accompanying notes are an integral part of these consolidated financial statements.

TPG Specialty Lending, Inc.

Consolidated Schedule of Investments as of December 31, 2016

(Amounts in thousands, except share amounts)

Company(1)	Investment	Interest		Initial Acquisition Date	Amortized Cost(2)(8)	Fair Value	Percentage of Net Assets
Debt Investments Automotive
Heartland Automotive Holdings, LLC(3)	First-lien loan ($29,233 par, due 6/2017)	9.75%		8/28/2012	$29,136	$29,159	3.1%
	First-lien revolving loan ($1,417 par, due 6/2017)	10.75%		8/28/2012	1,401	1,403	0.1%

					30,537	30,562	3.2%

Beverage, food and tobacco
AFS Technologies, Inc.(3)(5)	First-lien loan ($61,542 par, due 3/2020)	8.75%		3/3/2014	60,698	57,850	6.1%
Business services
Actian Corporation(3)(5)	First-lien loan ($54,982 par, due 4/2018)	7.50%		4/11/2013	54,366	56,219	5.9%
Bullhorn, Inc.(3)(5)	First-lien loan ($45,000 par, due 11/2020)	8.50%		11/12/2015	44,095	45,225	4.7%
Clarabridge, Inc.(3)	First-lien loan ($19,719 par, due 4/2019)	9.00%		5/20/2015	19,446	19,774	2.1%
Idera, Inc.(3)	First-lien loan ($61,875 par, due 4/2021)	6.50%		10/9/2015	56,817	61,875	6.5%
Leaf US Holdings, Inc.(3)(4)	First-lien loan ($27,090 par, due 6/2019)	7.50%		6/30/2014	26,752	27,163	2.9%
Marketo, Inc.(3)	First-lien loan ($28,125 par, due 8/2021)	10.50%		8/16/2016	27,278	27,750	2.9%
Motus, LLC(3)	First-lien loan ($20,157 par, due 7/2021)	11.00 (incl. 3.00 PIK)	% %	7/29/2016	19,690	20,106	2.1%
Qlik Technologies, Inc.(3)	First-lien loan ($40,399 par, due 8/2022)	9.25%		8/22/2016	39,691	40,096	4.2%
SailPoint Technologies, Inc.(3)	First-lien loan ($27,500 par, due 8/2021)	9.00%		8/16/2016	26,973	27,285	2.9%
ScentAir Technologies, Inc.(3)	First-lien loan ($19,986 par, due 12/2019)	7.50%		12/30/2014	19,717	20,263	2.1%
Sovos Compliance, LLC(3)	First-lien loan ($29,177 par, due 3/2022)	8.25%		7/1/2016	28,621	29,027	3.0%
Tibco Software(3)	First-lien loan ($247 par, due 12/2020)	6.50%		1/26/2016	218	248	0.0%

					363,664	375,031	39.3%

Chemicals
Vertellus Specialties, Inc.(3)	First-lien loan ($4,967 par, due 4/2018)	10.00%		10/31/2016	4,937	4,942	0.5%
	Second-lien loan ($3,341 par, due 10/2021)	13.00%		10/31/2016	3,341	3,350	0.4%

					8,278	8,292	0.9%

Education
Finalsite Holdings, Inc.(3)(5)	First-lien loan ($45,000 par, due 8/2022)	8.00%		8/31/2016	43,830	44,325	4.7%
Frontline Technologies Group LLC(3)(5)	First-lien loan ($54,725 par, due 4/2021)	7.75%		4/1/2016	53,447	54,862	5.8%

					97,277	99,187	10.5%

Electronics
MyAlarm Center, LLC(3)	First-lien loan ($63,761 par, due 1/2019)	9.00%		1/9/2014	63,342	64,568	6.8%
APX Group Inc.	Senior notes 8.75% ($5,470 par, due 12/2020)	8.75%		12/11/2014	4,717	5,511	0.6%

					68,059	70,079	7.4%

Company(1)	Investment	Interest		Initial Acquisition Date	Amortized Cost(2)(8)	Fair Value	Percentage of Net Assets
Financial services
AppStar Financial, LLC(3)	First-lien loan ($22,200 par, due 8/2020)	9.00%		8/18/2015	21,781	22,261	2.3%
AvidXchange, Inc.(3)	First-lien loan ($53,528 par, due 8/2020)	10.50 (incl. 2.38 PIK	% % )	8/7/2015	52,779	53,394	5.6%
Network Merchants, Inc.(3)	First-lien loan ($25,782 par, due 9/2018)	7.75%		9/12/2013	25,585	25,981	2.7%
PayLease, LLC(3)	First-lien loan ($34,502 par, due 3/2020)	10.00 (incl. 2.50 PIK	% % )	3/6/2015	33,979	34,700	3.6%
Smarsh, Inc.(3)(5)	First-lien loan ($30,000 par, due 1/2021)	8.50%		1/7/2016	29,343	30,300	3.2%

					163,467	166,636	17.4%

Healthcare
Helix Health, Ltd.(3)(4)	First-lien loan (EUR 40,573 par, due 9/2019)	11.50%		9/30/2014	47,830	44,934 (EUR 43,158)	4.7%
	First-lien revolving loan (EUR 300 par, due 9/2019)	11.50%		9/30/2014	253	527 (EUR 500)	0.1%
MatrixCare, Inc.(3)(5)	First-lien loan ($44,663 par, due 12/2021)	6.25%		12/17/2015	43,959	45,109	4.7%
MedeAnalytics, Inc.(3)(5)	First-lien loan ($47,066 par, due 9/2020)	9.50 (incl. 2.50 PIK	% % )	9/30/2015	45,920	47,184	5.0%
Quantros, Inc.(3)(5)	First-lien loan ($29,775 par, due 2/2021)	8.75%		2/29/2016	28,894	29,849	3.1%
SRS Software, LLC(3)	First-lien loan ($30,000 par, due 12/2017)	8.75%		12/28/2012	29,820	30,000	3.2%
	First-lien revolving loan ($2,000 par, due 12/2017)	8.75%		12/28/2012	1,991	2,000	0.2%

					198,667	199,603	21.0%

Hotel, gaming, and leisure
CrunchTime Information Systems, Inc.(3)	First-lien loan ($26,104 par, due 4/2020)	9.27 (incl. 2.50 PIK	% % )	4/16/2015	25,643	26,104	2.7%
IRGSE Holding Corp.(3)(7)	First-lien loan ($21,311 par, due 9/2019)	10.50 (incl. 5.00 PIK	% % )	9/29/2015	21,311	18,807	2.0%
	First-lien revolver loan ($14,755 par, due 9/2019)	10.50 (incl. 5.00 PIK	% % )	9/29/2015	14,755	13,021	1.4%
Soho House(4)	Second-lien bond (GBP 12,875 par, due 10/2018)	9.13%		9/20/2013	20,618	16,227 (GBP 13,133)	1.7%

					82,327	74,159	7.8%

Human resource support services
Saba Software, Inc.(3)(5)	First-lien loan ($54,175 par, due 3/2021)	9.75%		3/30/2015	53,680	54,310	5.7%
Skillsoft(3)	First-lien loan ($9,571 par, due 4/2021)	5.84%		11/5/2015	7,629	8,709	0.9%

					61,309	63,019	6.6%

Insurance
Insurity, Inc.(3)(5)	First-lien loan ($64,978 par, due 10/2020)	7.25%		10/31/2014	64,423	65,952	6.9%
Internet services
Highwinds Capital, Inc.(3)	First-lien loan ($47,988 par, due 7/2018)	9.00%		3/7/2014	47,679	48,588	5.1%
	First-lien revolving loan ($3,000 par, due 7/2018)	9.00%		3/7/2014	2,985	3,038	0.3%

					50,664	51,626	5.4%

Company(1)	Investment	Interest		Initial Acquisition Date	Amortized Cost(2)(8)	Fair Value	Percentage of Net Assets
Manufacturing
Power Solutions International, Inc.(3)	ABL FILO term loan ($53,550 par, due 6/2021)	10.75%		6/28/2016	47,285	52,613	5.5%
Office products
Ecommerce Industries, Inc.(3)	First-lien loan ($36,529 par, due 3/2019)	7.25%		3/11/2014	36,366	36,627	3.8%
Oil, gas and consumable fuels
Key Energy Services(3)	First-lien loan ($10,771 par, due 12/2021)	11.25%		5/27/2015	10,454	10,717	1.1%
Mississippi Resources, LLC(3)(7)	First-lien loan ($51,537 par, due 6/2018)	13.00 (incl. 1.50 PIK	% % )	6/4/2014	51,078	33,885	3.6%

					61,532	44,602	4.7%

Pharmaceuticals
Nektar Therapeutics(4)(5)(9)	Secured note ($74,950 par, due 10/2020)	7.75%		10/5/2015	74,184	74,575	7.8%
Retail and consumer products
American Achievement Corporation(3)(5)	First-lien loan ($23,918 par, due 9/2020)	8.25%		9/30/2015	23,652	23,858	2.5%
Destination Maternity Corporation(3)(5)	ABL FILO term loan ($17,371 par, due 3/2021)	8.50%		3/25/2016	17,013	17,328	1.8%
Payless Inc.(3)	ABL FILO term loan ($50,000 par, due 3/2019)	8.00%		10/3/2016	48,736	49,125	5.2%
Quiksilver - Boardriders SA	Bond (EUR 5,699 par, due 12/2020)	9.50%		5/26/2015	6,036	5,170 (EUR 4,901)	0.5%
Sears(3)(4)(6)	First-lien loan ($3,642 par, due 6/2018)	5.50%		1/28/2016	3,457	3,487	0.4%
	First-lien ABL loan ($22,727 par, due 7/2020)	8.50%		3/18/2016	22,143	22,727	2.4%
Toys ‘R’ Us-Delaware, Inc.(3)	ABL FILO term loan ($25,500 par, due 10/2019)	8.25%		10/9/2014	25,349	25,118	2.6%

					146,386	146,813	15.4%

Transportation
Carrix, Inc.(3)	First-lien loan ($12,878 par, due 1/2019)	4.50%		3/17/2015	12,342	12,610	1.3%

Total Debt Investments					1,627,465	1,629,836	171.0%

Equity and Other Investments
Chemicals
Vertellus Specialties, Inc.	Common Units (2,672,990 units)			10/31/2016	3,828	3,627	0.4%
Financial services
AvidXchange, Inc.	Series E Preferred Equity (214,132 shares)			8/7/2015	3,846	4,548	0.5%
Network Merchants, Inc.	Non-Voting Preferred Units (774,099 units)			9/12/2013	780	1,550	0.2%
TICC Capital Corp.(4)	Common Shares (995,419 shares)			8/5/2015	6,673	6,580	0.7%

					11,299	12,678	1.4%

Healthcare
Global Healthcare Exchange, LLC	Common Shares Class A (358 shares)			3/11/2014	358	369	0.0%
	Common Shares Class B (196 shares)			3/11/2014	6	515	0.1%
Helix Health, Ltd.(4)	Warrants			9/30/2014	877	685 (EUR 648)	0.1%
SRS Parent Corp.	Common Shares Class A (1,980 shares)			12/28/2012	1,980	1,015	0.1%
	Common Shares Class B (2,953,020 shares)			12/28/2012	20	10	0.0%

					3,241	2,594	0.3%

Company(1)	Investment	Interest	Initial Acquisition Date	Amortized Cost(2)(8)	Fair Value	Percentage of Net Assets
Hotel, gaming, and leisure
IRGSE Holding Corp.(7)	Class A Units (5,000,000 units)		9/29/2015	3,897	98	0.0%
	Class C-1 Units (8,800,000 units)		9/29/2015	100	48	0.0%

				3,997	146	0.0%

Oil, gas and consumable fuels
Mississippi Resources, LLC(7)	Class A Member Units (933 units)		6/4/2014	8,874	—	0.0%
Other
Oak Hill Credit Partners(4)(6)	Structured Product	6.38%	8/21/2015	3,345	3,162	0.3%
Symphony(4)(6)	Structured Product	6.63%	11/17/2014	5,638	5,360	0.6%

				8,983	8,522	0.9%

Total Equity and Other Investments				40,222	27,567	2.8%

Total Investments				$1,667,687	$1,657,403	173.8%

(1)	Certain portfolio company investments are subject to contractual restrictions on sales.
(2)	The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)	Loan contains a variable rate structure, subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, which reset periodically based on the terms of the loan agreement. For each such loan the Company has provided the interest rate in effect on the date presented.
(4)	This portfolio company is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets.
(5)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company may be entitled to receive additional interest as a result of an arrangement with other lenders in the syndication to the extent a loan has been allocated to “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any amounts due thereunder.
(6)	Contains a variable rate structure. Bears interest at a rate determined by three-month LIBOR.
(7)	Under the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and “Control,” as such terms are defined in the 1940 Act, this portfolio company, as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2016 in which the issuer was an Affiliated Person of and was deemed to Control a portfolio company are as follows:

Controlled, Affiliated Investments during the year ended December 31, 2016

Company	Fair Value at December 31, 2015	Gross Additions (a)	Gross Reductions (b)	Net Unrealized Gain/(Loss)	Realized Gain/(Losses)	Fair Value at December 30, 2016	Other Income	Interest Income
Mississippi Resources, LLC	$36,682	$5,491	$(494)	$(7,794)	$—	$33,885	$200	$6,746
IRGSE Holding Corp.	26,816	8,358	—	(3,200)	—	31,974	4	3,229

Total	$63,498	$13,849	$(494)	$(10,994)	$—	$65,859	$204	$9,975

(a)	Gross additions include increases in the cost basis of investments resulting from new investments, payment-in-kind interest or dividends, the amortization of any unearned income or discounts on debt investments, as applicable.
(b)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, and the amortization of any premiums on debt investments, as applicable.
(8)	As of December 31, 2016, the tax cost of the Company’s investments approximates their amortized cost.
(9)	Notes contain a fixed rate structure. The Company entered into an interest rate swap agreement to swap to a floating rate. Refer to Note 5 for further information related to the Company’s interest rate swaps.

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Schedule of Investments as of December 31, 2015

(Amounts in thousands, except share amounts)

Company (1)	Investment	Interest		Initial Acquisition Date	Amortized Cost (2)(8)	Fair Value	Percentage of Net Assets
Debt Investments Automotive
Heartland Automotive Holdings, LLC(3)	First-lien loan ($31,271 par, due 6/2017)	9.75%		8/28/2012	$30,977	$30,176	3.7%
	First-lien revolving loan ($2,722 par, due 6/2017)	10.75%		8/28/2012	2,675	2,528	0.3%

					33,652	32,704	4.0%

Beverage, food and tobacco
AFS Technologies, Inc.(3)(5)	First-lien loan ($63,660 par, due 3/2020)	8.75%		3/3/2014	62,575	62,705	7.6%
Business services
Actian Corporation(3)(5)	First-lien loan ($59,915 par, due 4/2018)	7.50%		4/11/2013	58,781	62,462	7.6%
Bullhorn, Inc.(3)(5)	First-lien loan ($45,000 par, due 11/2020)	8.50%		11/12/2015	43,916	43,763	5.3%
Clarabridge, Inc.(3)	First-lien loan ($22,388 par, due 4/2019)	8.50%		5/20/2015	21,963	21,641	2.6%
Idera, Inc.(3)	First-lien loan ($62,500 par, due 4/2021)	6.50%		10/9/2015	56,446	55,937	6.8%
Leaf US Holdings, Inc.(3)(4)	First-lien loan ($28,565 par, due 6/2019)	7.50%		6/30/2014	28,085	27,877	3.4%
Network Merchants, Inc.(3)	First-lien loan ($25,782 par, due 9/2018)	7.75%		9/12/2013	25,481	25,981	3.2%
ScentAir Technologies, Inc.(3)	First-lien loan ($18,857 par, due 12/2019)	7.50%		12/30/2014	18,505	18,463	2.2%

					253,177	256,124	31.1%

Chemicals
Vertellus Specialties, Inc.(3)	First-lien loan ($10,839 par, due 10/2019)	10.50%		10/31/2014	10,148	7,804	1.0%
Education
Campus Management, Inc.(3)(5)	First-lien loan ($26,277 par, due 9/2018)	8.75%		9/30/2013	25,879	26,277	3.2%
Electronics
MyAlarm Center, LLC(3)	First-lien loan ($62,371 par, due 1/2019)	9.00%		1/9/2014	61,766	61,887	7.5%
APX Group Inc.	Senior notes 8.75% ($24,818 par, due 12/2020)	8.75%		12/11/2014	21,689	20,165	2.5%

					83,455	82,052	10.0%

Financial services
AppStar Financial, LLC(3)	First-lien loan ($23,400 par, due 8/2020)	9.00%		8/18/2015	22,862	22,765	2.8%
AvidXchange, Inc.(3)	Second-lien loan ($31,897 par, due 8/2020)	10.50 PIK	%	8/7/2015	31,380	30,910	3.8%
PayLease, LLC(3)	First-lien loan ($33,639 par, due 3/2020)	10.00 (incl. 2.50 PIK	% % )	3/6/2015	32,980	32,769	4.0%

					87,222	86,444	10.6%

Company (1)	Investment	Interest		Initial Acquisition Date	Amortized Cost (2)(8)	Fair Value	Percentage of Net Assets
Healthcare
Aesynt Incorporated(3)(5)	First-lien loan ($33,250 par, due 5/2019)	7.00%		5/8/2014	32,598	33,918	4.1%
Helix Health, Ltd.(3)(4)	First-lien loan (EUR 35,912 par, due 9/2019)	11.50%		9/30/2014	42,402	40,572 (EUR 37,349)	4.9%
	First-lien revolving loan (EUR 300 par, due 9/2019)	11.50%		9/30/2014	261	435 (EUR 400)	0.1%
MatrixCare, Inc.(3)(5)	First-lien loan ($45,000 par, due 12/2021)	6.25%		12/17/2015	44,184	44,100	5.4%
MedeAnalytics, Inc.(3)(5)	First-lien loan ($45,411 par, due 9/2020)	9.00 (incl. 2.50 PIK	% % )	9/30/2015	44,022	43,708	5.3%
Mediware Information Systems, Inc.(3)(5)	First-lien loan ($67,574 par, due 5/2018)	7.00%		11/9/2012	66,725	68,250	8.3%
SRS Software, LLC(3)	First-lien loan ($31,875 par, due 12/2017)	8.75%		12/28/2012	31,508	31,477	3.8%
	First-lien revolving loan ($2,000 par, due 12/2017)	8.75%		12/28/2012	1,955	1,938	0.2%

					263,655	264,398	32.1%

Hotel, gaming, and leisure
CrunchTime Information Systems, Inc.(3)	First-lien loan ($25,452 par, due 4/2020)	9.00 (incl. 2.50 PIK	% % )	4/16/2015	24,873	24,200	2.9%
IRGSE Holding Corp.(3)(7)	First-lien loan ($20,260 par, due 9/2019)	10.10 (incl. 5.00 PIK	% % )	9/29/2015	20,260	19,500	2.4%
	First-lien revolver loan ($7,448 par, due 9/2019)	10.10 (incl. 5.00 PIK	% % )	9/29/2015	7,448	7,169	0.9%
Soho House(4)	Second-lien bond (GBP 20,375 par, due 10/2018)	9.13%		9/20/2013	33,055	30,781 (GBP 20,884)	3.8%

					85,636	81,650	10.0%

Human resource support services
Saba Software, Inc.(3)(5)	First-lien loan ($54,725 par, due 3/2021)	9.75%		3/30/2015	54,141	53,767	6.6%
Skillsoft(3)	First-lien loan ($500 par, due 4/2021)	5.75%		11/5/2015	438	385	0.0%

					54,579	54,152	6.6%

Insurance
Insurity, Inc.(3)(5)	First-lien loan ($65,452 par, due 10/2020)	7.75%		10/31/2014	64,782	63,980	7.8%
Internet services
Highwinds Capital, Inc.(3)	First-lien loan ($50,987 par, due 7/2018)	9.00%		3/7/2014	50,474	50,095	6.1%
	First-lien revolving loan ($2,800 par, due 7/2018)	9.00%		3/7/2014	2,775	2,748	0.3%

					53,249	52,843	6.4%

Manufacturing
Jeeves Information Systems AB(3)(4)(5)	First-lien loan (SEK 192,573 par, due 3/2019)	8.75%		6/5/2013	29,289	23,470 (SEK 197,869)	2.9%
Office products
Ecommerce Industries, Inc.(3)	First-lien loan ($36,811 par, due 3/2019)	7.25%		3/11/2014	36,579	36,370	4.4%

Company (1)	Investment	Interest		Initial Acquisition Date	Amortized Cost (2)(8)	Fair Value	Percentage of Net Assets
Oil, gas and consumable fuels
Key Energy Services(3)	First-lien loan ($13,504 par, due 6/2020)	10.25%		5/27/2015	13,043	10,533	1.3%
Mississippi Resources, LLC(3)(7)	First-lien loan ($46,679 par, due 6/2018)	13.00 (incl. 1.50 PIK	% % )	6/4/2014	46,081	36,682	4.5%

					59,124	47,215	5.8%

Pharmaceuticals
Nektar Therapeutics(4)(5)(9)	Secured note ($74,950 par, due 10/2020)	7.75%		10/5/2015	74,005	73,076	8.9%
Real estate
JL Secured Promissory Note(4)	Secured note ($10,224 par, due 9/2017)	7.00 PIK	%	9/29/2015	10,224	10,224	1.2%
Retail and consumer products
American Achievement Corporation(3)(5)	First-lien loan ($25,000 par, due 9/2020)	8.25%		9/30/2015	24,664	24,563	3.0%
Quiksilver - Boardriders SA	Bond (EUR 7,599 par, due 12/2017)	8.88%		5/26/2015	8,062	7,801 (EUR 7,181)	1.0%
Sears(4)(6)	First-lien ABL revolving loan ($303 par, due 4/2016)	2.84%		4/15/2015	116	257	0.0%
Sports Authority(3)(5)	ABL FILO term loan ($45,000 par, due 6/2017)	7.40%		11/3/2015	44,249	43,762	5.3%
Toys ‘R’ Us-Delaware, Inc.(3)	ABL FILO term loan ($51,000 par, due 10/2019)	8.25%		10/9/2014	50,313	49,470	6.0%

					127,404	125,853	15.3%

Transportation
Carrix, Inc.(3)	First-lien loan ($13,441 par, due 1/2019)	4.50%		3/17/2015	12,631	12,500	1.5%
Kewill, Ltd.(3)(4)	Second-lien loan ($62,500 par, due 10/2019)	9.50%		10/2/2013	61,614	59,531	7.3%

					74,245	72,031	8.8%

Total Debt Investments					1,488,879	1,459,372	177.7%

Equity and Other Investments
Business services
Network Merchants, Inc.	Non-Voting Preferred Units (774,099 units)			9/12/2013	780	1,119	0.1%
Financial services
AvidXchange, Inc.	Series E Preferred Equity (214,132 shares)			8/7/2015	3,846	3,846	0.5%
TICC Capital Corp.(4)	Common Shares (1,633,660 shares)			8/5/2015	10,943	9,933	1.2%

					14,789	13,779	1.7%

Healthcare
Global Healthcare Exchange, LLC	Common Shares Class A (598 shares)			3/11/2014	467	729	0.1%
	Common Shares Class B (196 shares)			3/11/2014	137	214	0.0%
Helix Health, Ltd.(4)	Warrants			9/30/2014	877	965 (EUR 888)	0.1%
SRS Parent Corp.	Common Shares Class A (1,980 shares)			12/28/2012	1,980	1,173	0.1%
	Common Shares Class B (2,953,020 shares)			12/28/2012	20	12	0.0%

					3,481	3,093	0.3%

Company (1)	Investment	Interest	Initial Acquisition Date	Amortized Cost (2)(8)	Fair Value	Percentage of Net Assets
Hotel, gaming, and leisure
IRGSE Holding Corp.(7)	Class A Units (5,000,000 units)		9/29/2015	3,897	97	0.0%
	Class C-1 Units (8,800,000 units)		9/29/2015	100	50	0.0%

				3,997	147	0.0%

Oil, gas and consumable fuels
Mississippi Resources, LLC(7)	Class A Member Units (933 units)		6/4/2014	8,874	—	0.0%
Other
Oak Hill Credit Partners(4)(6)	Structured Product	5.82%	8/21/2015	3,293	3,099	0.4%
Symphony(4)(6)	Structured Product	6.07%	11/17/2014	5,583	5,100	0.6%

				8,876	8,199	1.0%

Total Equity and Other Investments				40,797	26,337	3.1%

Total Investments				$1,529,676	$1,485,709	180.8%

(1)	Certain portfolio company investments are subject to contractual restrictions on sales.
(2)	The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)	Loan contains a variable rate structure, subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, which reset periodically based on the terms of the loan agreement. For each such loan the Company has provided the interest rate in effect on the date presented.
(4)	This portfolio company is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets.
(5)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company may be entitled to receive additional interest as a result of an arrangement with other lenders in the syndication to the extent a loan has been allocated to “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any amounts due thereunder.
(6)	Contains a variable rate structure. Bears interest at a rate determined by three-month LIBOR.
(7)	Under the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and “Control,” as such terms are defined in the 1940 Act, this portfolio company, as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2015 in which the issuer was an Affiliated Person of and was deemed to Control a portfolio company are as follows:

Controlled, Affiliated Investments during the year ended December 31, 2015

Company	Fair Value at December 31, 2014	Gross Additions (a)	Gross Reductions (b)	Net Unrealized Gain/(Loss)	Realized Gain/(Losses)	Fair Value at December 31, 2015	Other Income	Interest Income
Mississippi Resources, LLC	$41,636	$7,833	$(459)	$(12,328)	$—	$36,682	$219	$6,003
IRGSE Holding Corp.	—	31,704	—	(4,888)	—	26,816	21	636

Total	$41,636	$39,537	$(459)	$(17,216)	$—	$63,498	$240	$6,639

(a)	Gross additions include increases in the cost basis of investments resulting from new investments, payment-in-kind interest or dividends, the amortization of any unearned income or discounts on debt investments, as applicable.
(b)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, and the amortization of any premiums on debt investments, as applicable.
(8)	As of December 31, 2015, the tax cost of the Company’s investments approximates their amortized cost.
(9)	Notes contain a fixed rate structure. The Company entered into an interest rate swap agreement to swap to a floating rate. Refer to Note 5 for further information related to the Company’s interest rate swaps.

The accompanying notes are an integral part of these consolidated financial statements.

TPG Specialty Lending, Inc.

Consolidated Statements of Changes in Net Assets

(Amounts in thousands)

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase in Net Assets Resulting from Operations
Net investment income	$107,333	$95,298	$104,475
Net change in unrealized gains (losses)	29,802	(28,568)	(17,722)
Net realized losses	(128)	(3,162)	(1,703)

Increase in Net Assets Resulting from Operations	137,007	63,568	85,050

Increase (Decrease) in Net Assets Resulting from Capital Share Transactions
Issuance of common shares, net of offering and underwriting costs	78,250	—	234,419
Reinvestment of dividends	10,337	6,095	22,566
Purchases of treasury stock	(1,329)	(29)	—
Dividends declared from net investment income	(82,777)	(62,332)	(80,077)
Dividends declared from realized gains	(10,017)	(21,966)	(1,249)

Increase in Net Assets Resulting from Capital Share Transactions	(5,536)	(78,232)	175,659

Total Increase (Decrease) in Net Assets	131,471	(14,664)	260,709
Net assets, beginning of period	820,741	835,405	574,696

Net Assets, End of Period	$952,212	$820,741	$835,405

Undistributed Net Investment Income Included in Net Assets at the End of the Period	$50,142	$27,521	$6,555

The accompanying notes are an integral part of these consolidated financial statements.

TPG Specialty Lending, Inc.

Consolidated Statements of Cash Flows

(Amounts in thousands)

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014

Cash Flows from Operating Activities
Increase in net assets resulting from operations	$137,007	$63,568	$85,050
Adjustments to reconcile increase in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized (gains) losses on investments	(33,682)	34,225	28,895
Net change in unrealized (gains) losses on foreign currency Transactions	3,547	(6,275)	(11,173)
Net change in unrealized losses on interest rate swaps	333	618	—
Net realized (gains) losses on investments	772	5,042	(83)
Net realized gains on foreign currency transactions	(870)	(5)	(195)
Net realized gains on interest rate swaps	—	(1,851)	—
Net amortization of discount on securities	(15,624)	(12,729)	(19,627)
Amortization of debt issuance costs	2,238	5,874	2,553
Accretion of discount on 2019 Convertible Senior Notes	589	560	300
Purchases or originations of investments, net	(720,728)	(757,295)	(974,824)
Proceeds from investments, net	71,355	39,077	100,656
Repayments on investments	524,194	474,483	620,671
Paid-in-kind interest	(8,920)	(5,410)	(2,748)
Changes in operating assets and liabilities:
Interest receivable	478	(3,725)	(1,167)
Interest receivable paid-in-kind	10	(298)	(44)
Prepaid expenses and other assets	4,364	9,836	(12,443)
Management fees payable to affiliate	739	643	3,307
Incentive fees payable to affiliate	974	(1,040)	(181)
Payable to affiliate	63	(1,426)	250
Other liabilities	(4,734)	(27,378)	31,972

Net Cash Used in Operating Activities	(37,895)	(183,506)	(148,831)

Cash Flows from Financing Activities
Borrowings on debt	580,364	847,547	1,108,097
Payments on debt	(533,772)	(584,481)	(1,135,388)
Debt issuance costs	(2,892)	(1,452)	(6,766)
Proceeds from issuance of common stock, net of offering and underwriting costs	78,250	2	234,419
Purchases of treasury stock	(1,329)	(29)	—
Dividends paid to stockholders	(80,291)	(78,063)	(52,589)

Net Cash Provided by Financing Activities	40,330	183,524	147,773

Net Increase (Decrease) in Cash and Cash Equivalents	2,435	18	(1,058)
Cash and cash equivalents, beginning of period	2,431	2,413	3,471

Cash and Cash Equivalents, End of Period	$4,866	$2,431	$2,413

Supplemental Information:
Interest paid during the period	$22,008	$16,175	$11,394
Excise taxes paid during the period	$1,500	$1,200	$199
Dividends declared during the period	$92,794	$84,297	$81,326
Reinvestment of dividends during the period	$10,337	$6,094	$22,566

The accompanying notes are an integral part of these consolidated financial statements.

TPG Specialty Lending, Inc.

Notes to Consolidated Financial Statements

(Amounts in thousands, unless otherwise indicated)

1. Organization and Basis of Presentation

Organization

TPG Specialty Lending, Inc. (“TSLX” or the “Company”) is a Delaware corporation formed on July 21, 2010. The Company was formed primarily to lend to, and selectively invest in, middle-market companies in the United States. The Company has elected to be regulated as a business development company (“BDC”) under the 1940 Act. In addition, for tax purposes, the Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). TSLX is managed by TSL Advisers, LLC (the “Adviser”). On June 1, 2011, the Company formed a wholly-owned subsidiary, TC Lending, LLC, a Delaware limited liability company. On March 22, 2012, the Company formed a wholly-owned subsidiary, TPG SL SPV, LLC, a Delaware limited liability company (“TPG SL SPV”). On May 19, 2014, the Company formed a wholly-owned subsidiary, TSL MR, LLC, a Delaware limited liability company.

On March 21, 2014, the Company completed its initial public offering (“IPO”) and the Company’s shares began trading on the New York Stock Exchange (“NYSE”) under the symbol “TSLX.”

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), and include the accounts of the Company and its subsidiaries. In the opinion of management all adjustments considered necessary for the fair presentation of the consolidated financial statements for the periods presented, have been included. All intercompany balances and transactions have been eliminated in consolidation.

Certain prior period information has been reclassified to conform to the current period presentation. These reclassifications have no effect on the Company’s financial position or its results of operations as previously reported.

The Company is an investment company and, therefore, applies the specialized accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies.

Fiscal Year End

The Company’s fiscal year ends on December 31.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates and such differences could be material.

Cash and Cash Equivalents

Cash and cash equivalents may consist of demand deposits and highly liquid investments (e.g., money market funds, U.S. Treasury notes, and similar type instruments) with original maturities of three months or less.

Cash and cash equivalents denominated in U.S. dollars are carried at cost, which approximates fair value. The Company deposits its cash and cash equivalents with highly-rated banking corporations and, at times, cash deposits may exceed the insured limits under applicable law.

Investments at Fair Value

Investment transactions purchased on a secondary basis are recorded on the trade date. Loan originations are recorded on the date of the binding commitment, which is generally the funding date. Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses reflects the change in investment values and also includes the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.

Investments for which market quotations are readily available are typically valued at those market quotations. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of our investments, are valued at fair value as determined in good faith by the Company’s Board of Directors (the “Board”), based on, among other things, the input of the Adviser, the Company’s Audit Committee and independent third-party valuation firms engaged at the direction of the Board.

As part of the valuation process, the Board takes into account relevant factors in determining the fair value of its investments, including: the estimated enterprise value of a portfolio company (that is, the total value of the portfolio company’s net debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Board considers whether the pricing indicated by the external event corroborates its valuation.

The Board undertakes a multi-step valuation process, which includes, among other procedures, the following:

•	The valuation process begins with each investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the portfolio management team.

•	The Adviser’s management reviews the preliminary valuations with the investment professionals. Agreed upon valuation recommendations are presented to the Audit Committee.

•	The Audit Committee reviews the valuations presented and recommends values for each investment to the Board.

•	The Board reviews the recommended valuations and determines the fair value of each investment; valuations that are not based on readily available market quotations are valued in good faith based on, among other things, the input of the Adviser, Audit Committee and, where applicable, other third parties including independent third-party valuation firms engaged at the direction of the Board.

The Company currently conducts this valuation process on a quarterly basis.

In connection with debt and equity securities that are valued at fair value in good faith by the Board, the Board has engaged independent third-party valuation firms to perform certain limited procedures that the Board has identified and requested them to perform. At December 31, 2016, the independent third-party valuation firms performed their procedures over substantially all of the Company’s investments. Upon completion of such limited procedures, the third-party valuation firms determined that the fair value, as determined by the Board, of those investments subjected to their limited procedures, appeared reasonable.

The Company applies Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurement “ASC 820”, as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Company considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:

•	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

•	Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur. In addition to using the above inputs in investment valuations, the Company applies the valuation policy approved by its Board that is consistent with ASC 820. Consistent with the valuation policy, the Company evaluates the source of inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When a security is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), the Company subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, the Company reviews pricing provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs. Some additional factors considered include the number of prices obtained as well as an assessment as to their quality, such as the depth of the relevant market relative to the size of the Company’s position.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.

Financial and Derivative Instruments

The Company recognizes all derivative instruments as assets or liabilities at fair value in its consolidated financial statements. Derivative contracts entered into by the Company are not designated as hedging instruments, and as a result the Company presents changes in fair value through current period earnings.

In the normal course of business, the Company has commitments and risks resulting from its investment transactions, which may include those involving derivative instruments. Derivative instruments are measured in terms of the notional contract amount and derive their value based upon one or more underlying instruments. While the notional amount gives some indication of the Company’s derivative activity, it generally is not exchanged, but is only used as the basis on which interest and other payments are exchanged. Derivative instruments are subject to various risks similar to non-derivative instruments including market, credit, liquidity, and operational risks. The Company manages these risks on an aggregate basis as part of its risk management process.

Derivatives, including the Company’s interest rate swaps, for which broker quotes are available are typically valued at those broker quotes.

Offsetting Assets and Liabilities

Foreign currency forward contract and interest rate swap receivables or payables pending settlement are offset, and the net amount is included with receivable or payable for foreign currency forward contracts or interest rate swaps in the consolidated balance sheets when, and only when, they are the same counterparty, the Company has the legal right to offset the recognized amounts, and it intends to either settle on a net basis or realize the asset and settle the liability simultaneously.

Foreign Currency

Foreign currency amounts are translated into U.S. dollars on the following basis:

•	cash and cash equivalents, market value of investments, outstanding debt on revolving credit facilities, other assets and liabilities: at the spot exchange rate on the last business day of the period; and

•	purchases and sales of investments, borrowings and repayments of such borrowings, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Company’s current approach to hedging the foreign currency exposure in its non-U.S. dollar denominated investments is primarily to borrow the par amount in local currency under the Company’s Revolving Credit Facility to fund these investments. Fluctuations arising from the translation of foreign currency borrowings are included with the net change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the consolidated statements of operations.

Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Equity Offering Expenses

The Company records expenses related to registration statement filings and applicable offering costs as deferred financing costs in other assets and a portion of these expenses are charged as a reduction of capital upon each such offering.

Debt Issuance Costs

The Company records origination and other expenses related to its debt obligations as deferred financing costs, which are presented as a direct deduction from the carrying value of the related debt liability. These expenses are deferred and amortized using the effective yield method, or straight-line method, over the stated maturity of the obligation.

Interest and Dividend Income Recognition

Interest income is recorded on an accrual basis and includes the amortization of discounts and premiums. Discounts and premiums to par value on securities purchased or originated are amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the amortization of discounts and premiums, if any.

Unless providing services in connection with an investment, such as syndication, structuring or diligence, all or a portion of any loan fees received by the Company will be deferred and amortized over the investment’s life using the effective yield method.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when management has reasonable doubt that the borrower will pay principal or interest in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest has been paid and, in management’s judgment, the borrower is likely to make principal and interest payments in the future. Management may determine to not place a loan on non-accrual status if, notwithstanding any failure to pay, the loan has sufficient collateral value and is in the process of collection.

Dividend income on preferred equity securities is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.

Other Income

From time to time, the Company may receive fees for services provided to portfolio companies by the Adviser. The services that the Adviser provides vary by investment, but generally include syndication, structuring or diligence fees, and fees for providing managerial assistance to our portfolio companies and are recognized as revenue when earned.

Reimbursement of Transaction-Related Expenses

The Company may receive reimbursement for certain transaction-related expenses in pursuing investments. Transaction-related expenses, which are expected to be reimbursed by third parties, are typically deferred until the transaction is consummated and are recorded in Prepaid expenses and other assets on the date incurred. The costs of successfully completed investments not otherwise reimbursed are borne by the Company and included as a component of the investment’s cost basis. Subsequent to closing, investments are recorded at fair value at each reporting period.

Cash advances received in respect of transaction-related expenses are recorded as cash and cash equivalents with an offset to Other liabilities or Payables to affiliates. Other liabilities or Payables to affiliates are relieved as reimbursable expenses are incurred.

Income Taxes

The Company has elected to be treated as a BDC under the 1940 Act. The Company also has elected to be treated as a RIC under the Internal Revenue Code. So long as the Company maintains its status as a RIC, it will generally not pay corporate-level U.S. federal income or excise taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. As a result, any tax liability related to income earned and distributed by the Company represents obligations of the Company’s stockholders and will not be reflected in the consolidated financial statements of the Company.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

Dividends to Common Stockholders

Dividends to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the Board and is generally based upon the earnings estimated by the Adviser. Net realized long-term capital gains, if any, would be generally distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of any dividends declared in cash on behalf of stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes, and it declares, a cash dividend, then the stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividend. The Company expects to use newly issued shares to implement the dividend reinvestment plan.

Accounting Standards Adopted in 2016

In April 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-03 (“ASU 2015-03”), “Interest – Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs.” ASU 2015-03 requires that debt issuance costs be presented as a direct deduction from the carrying amount of the related debt liability, consistent with the presentation of debt discounts. Prior to the issuance of ASU 2015-03, debt issuance costs were required to be presented as deferred assets, separate from the related debt liability. ASU 2015-03 does not change the recognition and measurement requirements for debt issuance costs. ASU 2015-03 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years, with early adoption permitted. The Company adopted this guidance during the quarter ended March 31, 2016 and adjusted prior period balance sheets to reflect the change. The adoption of this guidance did not have an impact on the Company’s results of operations or cash flows. See Note 7, “Debt” for additional disclosures required under this guidance.

In August 2014, the Financial Accounting Standards Board issued Accounting Standards Update 2014–15 (“ASU 2014-15”), “Presentation of Financial Statements – Going Concern (Subtopic 205 – 40): Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern.” ASU 2014-15 requires management to evaluate whether there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern, and to provide certain disclosures when it is probable that the entity will be unable to meet its obligations as they become due within one year after the date that the financial statements are issued. ASU 2014-15 is effective for the annual period ending after December 31, 2016 and for annual periods and interim periods thereafter, with early adoption permitted. The Company adopted this guidance during the quarter ended June 30, 2016. The adoption of this guidance did not have an impact on the Company’s financial position, results of operations or cash flows.

New Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board issued Accounting Standards Update 2014-09 (“ASU 2014-09”), “Revenue from Contracts with Customers (Topic 606).” The guidance in this ASU supersedes the revenue recognition requirements in Topic 605, Revenue Recognition. Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU 2014-09 are effective for public companies for interim and annual periods in fiscal years beginning after December 15, 2017, with early adoption permitted for interim and annual periods in fiscal years beginning after December 15, 2016. The Company is currently evaluating the impact of adopting this ASU on its consolidated financial statements.

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update 2016-18 (“ASU 2016-18”), “Statement of Cash Flows (Topic 230): Restricted Cash.” The standard requires an entity’s reconciliation of the beginning-of-period and end-of-period total amounts shown on the statement of cash flows to include in cash and cash equivalents amounts generally described as restricted cash and restricted cash equivalents. ASU 2016-18 is effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2017. Early adoption is permitted, including adoption in an interim period. The Company is currently evaluating the impact of adopting this ASU on its consolidated financial statements.

3. Agreements and Related Party Transactions

Administration Agreement

On March 15, 2011, the Company entered into the Administration Agreement with the Adviser. Under the terms of the Administration Agreement, the Adviser provides administrative services to the Company. These services include providing office space, equipment and office services, maintaining financial records, preparing reports to stockholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. Certain of these services are reimbursable to the Adviser under the terms of the Administration Agreement. In addition, the Adviser is permitted to delegate its duties under the Administration Agreement to affiliates or third parties and the Company pays or reimburses the Adviser for certain expenses incurred by any such affiliates or third parties for work done on its behalf.

For the years ended December 31, 2016, 2015 and 2014, the Company incurred expenses of $3.1 million, $3.6 million and $2.7 million, respectively, for administrative services payable to the Adviser under the terms of the Administration Agreement.

In November 2016, the Board renewed the Administration Agreement. Unless earlier terminated as described below, the Administration Agreement will remain in effect until November 2017, and may be extended subject to required approvals. The Administration Agreement may be terminated by either party without penalty on 60 days’ written notice to the other party.

The Administration Agreement was subsequently amended on February 22, 2017 to make certain clarifications to the agreement, including with respect to the scope of the costs and expenses of the Administrator’s services. In February 2017, the Board approved an amendment to the Administration Agreement. Unless earlier terminated as described below, the Administration Agreement will remain in effect until February 2018, and may be extended subject to required approvals.

No person who is an officer, director or employee of the Adviser or its affiliates and who serves as a director of the Company receives any compensation from the Company for his or her services as a director. However, the Company reimburses the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser or its affiliates to the Company’s Chief Compliance Officer, Chief Financial Officer, and other professionals who spend time on such related activities (based on the percentage of time those individuals devote, on an estimated basis, to the business and affairs of the Company). Directors who are not affiliated with the Adviser receive compensation for their services and reimbursement of expenses incurred to attend meetings.

Investment Advisory Agreement

On April 15, 2011, the Company entered into the Investment Advisory Agreement with the Adviser. The Investment Advisory Agreement was subsequently amended on December 12, 2011. Under the terms of the Investment Advisory Agreement, the Adviser will provide investment advisory services to the Company. The Adviser’s services under the Investment Advisory Agreement are not exclusive, and the Adviser is free to furnish similar or other services to others so long as its services to the Company are not impaired. Under the terms of the Investment Advisory Agreement, the Company will pay the Adviser the Management Fee and may also pay certain Incentive Fees.

The Management Fee is calculated at an annual rate of 1.5% based on the average value of the Company’s gross assets calculated using the values at the end of the two most recently completed calendar quarters, adjusted for any share issuances or repurchases during the period. The Management Fee is payable quarterly in arrears.

For the years ended December 31, 2016, 2015 and 2014, Management Fees were $24.3 million, $21.3 million and $18.3 million, respectively.

Prior to the Company’s initial public offering ( the “IPO”), the Adviser had waived its right to receive the Management Fee in excess of the sum of (i) 0.25% of aggregate committed but undrawn capital; and, (ii) 0.75% of aggregate drawn capital (including capital drawn to pay Company expenses) as determined as of the end of any calendar quarter (the “Pre-IPO Waiver”).

In addition, the Adviser has voluntarily waived the Management Fee on the Company’s ownership of shares of common stock in TICC Capital Corp. (the “TICC Shares”) for any period in which TICC Capital Corp. remains a portfolio company of the Company.

For the year ended December 31, 2016 and 2015, Management Fees of $0.1 million, and $0.1 million, respectively, were waived, consisting solely of Management Fees attributable to the Company’s ownership of the TICC shares. For the year ended December 31, 2014, Management Fees of $2.5 million were waived pursuant to the Pre-IPO Waiver. Any waived Management Fees are not subject to recoupment by the Adviser.

The Incentive Fee consists of two parts, as follows:

(i)	Through March 31, 2014, the quarter in which the Company completed its IPO, the first component, payable at the end of each quarter in arrears, equaled 100% of the pre-Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate” the calculation of which is further explained below, until the Adviser had received 15% of the total pre-Incentive Fee net investment income for that quarter and, for pre-Incentive Fee net investment income in excess of 1.76% quarterly, 15% of all remaining pre-Incentive Fee net investment income for that quarter. The 100% “catch-up” provision for pre-Incentive Fee net investment income in excess of the 1.5% “hurdle rate” is intended to provide the Adviser with an incentive fee of 15% on all pre-Incentive Fee net investment income when that amount equals 1.76% in a quarter (7.04% annualized), which is the rate at which catch-up was achieved. Once the “hurdle rate” is reached and catch-up is achieved, 15% of any pre-Incentive Fee net investment income in excess of 1.76% in any quarter is payable to the Adviser.

Beginning April 1, 2014, the first quarter after the Company’s IPO, the first component, payable at the end of each quarter in arrears, equals 100% of the pre-Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate,” the calculation of which is further explained below, until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that quarter and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that quarter. The 100% “catch-up” provision for pre-Incentive Fee net investment income in excess of the 1.5% “hurdle rate” is intended to provide the Adviser with an incentive fee of 17.5% on all pre-Incentive Fee net investment income when that amount equals 1.82% in a quarter (7.28% annualized), which is the rate at which catch-up is achieved. Once the “hurdle rate” is reached and catch-up is achieved, 17.5% of any pre-Incentive Fee net investment income in excess of 1.82% in any quarter is payable to the Adviser.

Pre-Incentive Fee net investment income means dividends, interest and fee income accrued by the Company during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Management Fee, expenses payable under the Administration Agreement to the Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest and zero coupon securities), accrued income that the Company may not have received in cash. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

(ii)	The second component, payable at the end of each fiscal year in arrears, equaled 15% through March 31, 2014, and beginning April 1, 2014, equals a weighted percentage of cumulative realized capital gains from the Company’s inception to the end of that fiscal year, less cumulative realized capital losses and unrealized capital depreciation. This component of the Incentive Fee is referred to as the Capital Gains Fee. Each year, the fee paid for this component of the Incentive Fee is net of the aggregate amount of any previously paid Capital Gains Fee for prior periods. For capital gains that accrue following March 31, 2014, the Incentive Fee rate is 17.5%. The Company accrues, but does not pay, a capital gains Incentive Fee with respect to unrealized appreciation because a capital gains Incentive Fee would be owed to the Adviser if the Company were to sell the relevant investment and realize a capital gain. The weighted percentage is intended to ensure that for each fiscal year following the completion of the IPO, the portion of the Company’s realized capital gains that accrued prior to March 31, 2014, is subject to an incentive fee rate of 15% and the portion of the Company’s realized capital gains that accrued beginning April 1, 2014 is subject to an incentive fee rate of 17.5%.

To determine whether pre-Incentive Fee net investment income exceeds the hurdle rate, prior to the IPO, the pre-Incentive Fee net investment income was expressed as a rate of return on an average daily hurdle calculation value. The average daily hurdle calculation value, on any given day, equaled

•	net assets as of the end of the calendar quarter immediately preceding the day; plus

•	the aggregate amount of capital drawn from investors (or reinvested pursuant to the dividend reinvestment plan) from the beginning of the current quarter to the day; minus

•	the aggregate amount of distributions (including share repurchases) made by the Company from the beginning of the current quarter to the day (but only to the extent the distributions were not declared and accounted for on its books and records in a previous quarter).

Following the IPO, for purposes of determining whether pre-Incentive Fee net investment income exceeds the hurdle rate, pre-Incentive Fee net investment income is expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter.

The Company accrues the Incentive Fee taking into account unrealized gains and losses; however, Section 205(b)(3) of the Investment Advisers Act of 1940, as amended, prohibits the Adviser from receiving the payment of fees until those gains are realized, if ever. There can be no assurance that such unrealized gains will be realized in the future.

For the year ended December 31, 2016, Incentive Fees were $22.7 million which were realized and payable to the Adviser. For the year ended December 31, 2015, Incentive Fees were $20.2 million which were realized and payable to the Adviser. For the year ended December 31, 2014, Incentive Fees were $17.8 million, of which $20.8 million were realized and payable to the Adviser.

The Adviser has voluntarily waived the Incentive Fees attributable to pre-Incentive Fee net investment income accrued by the Company as a result of the Company’s ownership of the TICC Shares for any period in which TICC Capital Corp. remains a portfolio company of the Company. The Adviser has not waived any part of the Capital Gains Fee attributable to the Company’s ownership of the TICC Shares and, accordingly, any realized capital gains or losses and unrealized capital depreciation with respect to the TICC Shares will be applied against the Company’s cumulative realized capital gains on which the Capital Gains Fee is calculated.

For the years ended December 31, 2016 and 2015, Incentive Fees of $0.3 million and $0.2 million, respectively, were waived, consisting solely of Incentive Fees attributable to the Company’s ownership of the TICC Shares. For the year ending December 31, 2014 no Incentive Fees were waived, as the Company did not hold any TICC Shares during such periods. Any waived Incentive Fees are not subject to recoupment by the Adviser.

Since the Company’s IPO, with the exception of its waiver of Management Fees and certain Incentive Fees attributable to the Company’s ownership of the TICC Shares, the Adviser has not waived its right to receive any Management Fees or Incentive Fees payable pursuant to the Investment Advisory Agreement. There can be no assurance that the Adviser will continue to waive Management Fees or Incentive Fees related to the Company’s ownership of the TICC Shares, as the Adviser can discontinue the voluntary waiver at any time. Accordingly, the Company may be required to continue to pay the full amount of the Management Fee and Incentive Fee, including with respect to the TICC Shares, in future periods.

In November 2016, the Board renewed the Investment Advisory Agreement. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect until November 2017, and may be extended subject to required approvals. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon 60 days’ written notice to the other party.

From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.

4. Investments at Fair Value

Under the 1940 Act, the Company is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company’s outstanding voting securities as investments in “affiliated” companies and/or had the power to exercise control over the management or policies of such portfolio company. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company as investments in “controlled” companies. Detailed information with respect to the Company’s non-controlled, non-affiliated; non-controlled, affiliated; and controlled affiliated investments is contained in the accompanying consolidated financial statements, including the consolidated schedules of investments. The information in the tables below is presented on an aggregate portfolio basis, without regard to whether they are non-controlled non-affiliated, non-controlled affiliated or controlled affiliated investments.

Investments at fair value consisted of the following at December 31, 2016 and 2015:

	December 31, 2016
	Amortized Cost(1)	Fair Value	Net Unrealized Gain (Loss)
First-lien debt investments	$1,592,753	$1,599,578	$6,825
Second-lien debt investments	23,959	19,577	(4,382)
Mezzanine and unsecured debt investments	10,753	10,681	(72)
Equity and other investments	40,222	27,567	(12,655)

Total Investments	$1,667,687	$1,657,403	$(10,284)

	December 31, 2015
	Amortized Cost(1)	Fair Value	Net Unrealized Loss
First-lien debt investments	$1,333,080	$1,310,183	$(22,897)
Second-lien debt investments	126,049	121,222	(4,827)
Mezzanine and unsecured debt investments	29,751	27,966	(1,785)
Equity and other investments	40,796	26,338	(14,458)

Total Investments	$1,529,676	$1,485,709	$(43,967)

(1)	The amortized cost represents the original cost adjusted for the amortization of discounts or premiums, as applicable, on debt investments using the effective interest method.

The industry composition of Investments at fair value at December 31, 2016 and 2015 is as follows:

	December 31, 2016	December 31, 2015
Automotive	1.8%	2.2%
Beverage, food, and tobacco	3.5%	4.2%
Business services	22.6%	21.2%
Chemicals	0.7%	0.5%
Education	6.0%	1.8%
Electronics	4.2%	5.5%
Financial services	10.8%	2.9%
Healthcare	12.2%	18.0%
Hotel, gaming, and leisure	4.5%	5.5%
Human resource support services	3.8%	3.6%
Insurance	4.0%	4.3%
Internet services	3.1%	3.6%
Manufacturing	3.2%	1.6%
Office products	2.2%	2.4%
Oil, gas and consumable fuels	2.7%	3.2%
Other	0.5%	0.6%
Pharmaceuticals	4.5%	4.9%
Real Estate	—	0.7%
Retail and consumer products	8.9%	8.5%
Transportation	0.8%	4.8%

Total	100.0%	100.0%

The geographic composition of Investments at fair value at December 31, 2016 and 2015 is as follows:

	December 31, 2016	December 31, 2015
United States
Midwest	12.8%	9.9%
Northeast	29.3%	21.9%
South	24.5%	26.1%
West	28.0%	29.7%
Canada	1.6%	1.9%
Europe	3.8%	10.5%

Total	100.0%	100.0%

5. Derivatives

Foreign Currency

The Company enters into foreign currency forward contracts from time to time to facilitate settlement of purchases and sales of investments denominated in foreign currencies or to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies. A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. These contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current forward exchange rate as of the measurement date as unrealized appreciation or depreciation. Realized gains or losses are recognized when contracts are settled. The foreign currency forward contracts that the Company enters into typically have terms of approximately two months or less. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. The Company attempts to limit this risk by dealing with only creditworthy counterparties.

During the year ended December 31, 2016, the Company entered into foreign currency forward contracts to facilitate settlement of purchases and sales of investments denominated in foreign currencies. The Company did not have any open foreign currency forward contracts as of December 31, 2016.

All realized and unrealized gains and losses on foreign currency forward contracts are included in unrealized and realized gains and losses within the Company’s consolidated statements of operations. Unrealized gains and losses on foreign currency forward contracts are also included in net unrealized gains (losses) within the Company’s consolidated balance sheets.

The Company has not been required to post cash collateral related to its foreign currency forward contracts, but may be required to do so in the future.

Interest Rate Swaps

In June 2014, in connection with the issuance of the 2019 Convertible Senior Notes, the Company entered into two interest rate swap transactions, each with a $57.5 million notional amount. As of December 31, 2014 the Company received fixed rate interest at 4.50% and paid variable rate interest based on the three-month London Interbank Offered Rate (“LIBOR”) plus 252.9 basis points.

In January 2015, the Company closed out its existing interest rate swaps and simultaneously entered into new interest rate swaps realizing a cash payment of $2.0 million and increasing pricing to three-month LIBOR plus 286 basis points. The new swap transactions mature on December 15, 2019.

In November 2015, in connection with a fixed rate investment, the Company entered into two interest rate swap transactions, each with a $46.3 million notional amount. The Company receives three-month LIBOR and pays fixed rate interest at 1.16%. the swap transactions mature on October 5, 2018.

The following tables present the gross and net information on the Company’s interest rate swap transactions that are eligible for offset in the Company’s consolidated balance sheets as of December 31, 2016 and 2015:

	December 31, 2016
($ in thousands)	Maturity Date	Notional Amount	Gross Amount of Recognized Assets	Gross Amount Offset in the Consolidated Balance Sheets	Net Amount of Assets in the Consolidated Balance Sheets(1)	Account in the Consolidated Balance Sheets
Interest rate swap	12/15/2019	$115,000	$—	$(207)	$(207)	Receivable for interest rate swaps
Interest rate swap	10/5/2018	92,500	276	—	276	Receivable for interest rate swaps

Total		$207,500	$276	$(207)	$69

(1)	The notional amount of certain interest rate swaps may exceed the Company’s investment in individual portfolio companies as a result of arrangements with other lenders in the syndicate.

	December 31, 2015
($ in thousands)	Maturity Date	Notional Amount	Gross Amount of Recognized Assets	Gross Amount Offset in the Consolidated Balance Sheets	Net Amount of Assets in the Consolidated Balance Sheets(1)	Account in the Consolidated Balance Sheets
Interest rate swap	12/15/2019	$115,000	$128	$—	$128	Receivable for interest rate swaps
Interest rate swap	10/5/2018	92,500	274	—	274	Receivable for interest rate swaps

Total		$207,500	$402	$—	$402

(1)	The notional amount of certain interest rate swaps may exceed the Company’s investment in individual portfolio companies as a result of arrangements with other lenders in the syndicate.

During the years ended December 31, 2016, 2015 and 2014, the Company received $5.2 million, $5.2 million, and $2.6 million, respectively, and paid $4.1 million, $3.7 million, and $1.6 million, respectively, related to the quarterly settlements of its $115 million notional amount interest rate swap. The net amounts of these settlements are reductions to interest expense in the Company’s consolidated statements of operations.

During the year ended December 31, 2016 the Company received $0.5 million and paid $1.1 million related to the quarterly settlements of its $92.5 million notional amount interest rate swap. The net amounts of these settlements are a reduction to interest income in the Company’s consolidated statements of operations.

For the years ended December 31, 2016 and 2015, the Company recognized ($0.3) million and ($0.6) million, respectively, in unrealized depreciation on derivatives in the consolidated statement of operations related to the swap transactions. As of December 31, 2016, and 2015, the swap transactions had a fair value of $0.1 million, and $0.4 million, respectively, which is included in receivable for interest rate swaps on the Company’s consolidated balance sheet.

The Company is required under the terms of its derivatives agreements to pledge assets as collateral to secure its obligations under the derivatives. The amount of collateral required varies over time based on the mark-to-market value, notional amount and remaining term of the derivatives, and may exceed the amount owed by the Company on a mark-to-market basis. Any failure by the Company to fulfill any collateral requirement

(e.g., a so-called “margin call”) may result in a default. In the event of a default by a counterparty, the Company would be an unsecured creditor to the extent of any such overcollateralization. As of December 31, 2016, $1.1 million of cash is pledged as collateral under the Company’s derivative instruments and is included in restricted cash as a component of other assets on the Company’s consolidated balance sheet. The Company also had $0.9 million of cash collateral posted as of December 31, 2015, which is also included in restricted cash as a component of other assets on the Company’s consolidated balance sheet.

The Company may enter into other derivative instruments and incur other exposures with the same or other counterparties in the future.

6. Fair Value of Financial Instruments

Investments

The following tables present fair value measurements of investments as of December 31, 2016 and 2015:

	Fair Value Hierarchy at December 31, 2016
	Level 1	Level 2	Level 3	Total
First-lien debt investments	$—	$145,491	$1,454,087	$1,599,578
Second-lien debt investments	—	16,227	3,350	19,577
Mezzanine and unsecured debt investments	5,511	5,170	—	10,681
Equity and other investments	6,580	8,522	12,465	27,567

Total Investments at Fair Value	$12,091	$175,410	$1,469,902	$1,657,403
Receivable on interest rate swaps	—	69	—	69

Total	$12,091	$175,479	$1,469,902	$1,657,472

	Fair Value Hierarchy at December 31, 2015
	Level 1	Level 2	Level 3	Total
First-lien debt investments	$—	$80,692	$1,229,491	$1,310,183
Second-lien debt investments	—	30,781	90,441	121,222
Mezzanine debt investments	—	20,165	7,801	27,966
Equity and other investments	9,933	8,200	8,205	26,338

Total Investments at Fair Value	$9,933	$139,838	$1,335,938	$1,485,709
Receivable on interest rate swaps	—	402	—	402

Total	$9,933	$140,240	$1,335,938	$1,486,111

Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

The following tables present the changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the year ended December 31, 2016 and 2015:

	Year Ended December 31, 2016
	First-lien debt investments	Second-lien debt investments	Mezzanine and unsecured debt investments	Equity and other investments	Total
Balance, beginning of period	$1,229,491	$90,442	$7,801	$8,206	$1,335,940
Purchases or originations	675,813	(5)	—	—	675,808
Proceeds from investments	—	—	—	(241)	(241)
Repayments / redemptions	(455,697)	(62,500)	(2,165)	—	(520,362)
Paid-in-kind interest	6,363	2,557	—	—	8,920
Net change in unrealized gains (losses)	18,593	2,561	280	672	22,106
Net realized losses	(8,585)	—	79	—	(8,506)
Net amortization of discount on securities	12,483	1,036	28	—	13,547
Transfers within Level 3	34,082	(34,082)	—	—	—
Transfers into (out of) Level 3	(58,456)	3,341	(6,023)	3,828	(57,310)

Balance, End of Period	$1,454,087	$3,350	$—	$12,465	$1,469,902

Idera and Quiksilver – Boardriders SA were transferred out of Level 3 for fair value measurement purposes during the year ended December 31, 2016, as a result of changes in the observability of inputs into these securities valuations. Vertellus was transferred into Level 3 fair value measurement purposes as a result of changes in the observability of inputs into the valuation. APX Group was transferred into Level 1 as a result of changes in the observability of inputs into the valuation.

	Year Ended December 31, 2015
	First-lien debt investments	Second-lien debt investments	Mezzanine debt investments	Equity and other investments	Total
Balance, beginning of period	$1,059,336	$61,250	$4,520	$9,368	$1,134,474
Purchases or originations	632,277	30,201	—	7,843	670,321
Proceeds from investments	(22,344)	—	—	—	(22,344)
Repayments / redemptions	(438,438)	—	(4,887)	—	(443,325)
Paid-in-kind interest	4,282	1,128	1	—	5,411
Net change in unrealized losses	(14,125)	(2,375)	638	(6,169)	(22,031)
Net realized losses	(2,525)	—	—	(2,837)	(5,362)
Net amortization of discount on securities	11,506	237	70	—	11,813
Transfers into (out of) Level 3	(478)	—	7,459	—	6,981

Balance, End of Period	$1,229,491	$90,441	$7,801	$8,205	$1,335,938

Quiksilver – Boardriders SA and Sears were transferred into Level 3 for fair value measurement purposes during the year ended December 31, 2015, as a result of changes in the observability of inputs into these securities valuations.

The following table presents information with respect to net change in unrealized appreciation or depreciation on investments for which Level 3 inputs were used in determining fair value that are still held by the Company at December 31, 2016 and 2015:

	Net Change in Unrealized Appreciation or (Depreciation) for the Year Ended December 31, 2016 on Investments Held at December 31, 2016	Net Change in Unrealized Appreciation or (Depreciation) for the Year Ended December 31, 2015 on Investments Held at December 31, 2015
First-lien debt investments	$18,229	$(9,373)
Second-lien debt investments	8	(2,374)
Mezzanine and unsecured debt investments	—	310
Equity and other investments	672	(7,378)

Total	$18,909	$(18,815)

The following table presents the fair value of Level 3 Investments at fair value and the significant unobservable inputs used in the valuations as of December 31, 2016 and 2015:

	December 31, 2016
	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase to Input
First-lien debt investments	$1,454,087	Income approach(1)	Market yield	6.6%—12.9% (9.3%)	Decrease
Second-lien debt investments	$3,350	Income approach	Market yield	13.6%—13.6% (13.6%)	Decrease
Equity and other investments	$12,465	Market Multiple(2)	Comparable multiple	8.4x —13.5x (10.1x)	Increase

(1)	Includes $123.6 million of first-lien debt investments which were valued using a waterfall of the asset valuation.
(2)	Includes $4.7 million of equity investments which were valued using a weighted valuation approach.

	December 31, 2015
	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase to Input
First-lien debt investments	$1,229,491	Income approach(1)	Market yield	3.9%—15.3% (10.8%)	Decrease
Second-lien debt investments	$90,441	Income approach	Market yield	12.1%—13.8% (13.2%)	Decrease
Mezzanine debt investments	$7,801	Income approach	Market yield	12.6%—12.6% (12.6%)	Decrease
Equity and other investments	$8,205	Market Multiple or Discounted Cash Flow (2)	Comparable multiple or discount rate	8.4x —13.5x (11.8x) or 12.0%	Increase or decrease

(1)	Includes $44.1 million of first-lien debt investments which, due to the proximity of the transactions relative to the measurement date, were valued using the transacted value of the investments.
(2)	Includes $3.8 million of equity investments which, due to the proximity of the transactions relative to the measurement date, were valued using the transacted value of the investments.

The Company typically determines the fair value of its performing Level 3 debt investments utilizing a yield analysis. In a yield analysis, a price is ascribed for each investment based upon an assessment of current and expected market yields for similar investments and risk profiles. Additional consideration is given to the expected life, portfolio company performance since close, and other terms and risks associated with an investment. Among other factors, a determinant of risk is the amount of leverage used by the portfolio company relative to the total enterprise value of the company, and the rights and remedies of our investment within each portfolio company’s capital structure.

Significant unobservable quantitative inputs typically considered in the fair value measurement of the Company’s Level 3 debt investments primarily include current market yields, including relevant market indices, but may also include quotes from brokers, dealers, and pricing services as indicated by comparable investments. If debt investments are credit impaired, an enterprise value analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind-down analysis may be utilized to estimate enterprise value. For the Company’s Level 3 equity investments, multiples of similar companies’ revenues, earnings before income taxes, depreciation and amortization (“EBITDA”) or some combination thereof and comparable market transactions are typically used.

Financial Instruments Not Carried at Fair Value

Debt

The fair value of the Company’s Revolving Credit Facility, which is categorized as Level 3 within the fair value hierarchy, as of December 31, 2016, approximates its carrying value as the outstanding balance is callable at carrying value. The fair value of the Company’s 2019 Convertible Senior Notes, which is categorized as Level 2 within the fair value hierarchy, as of December 31, 2016, was $117.6 million, based on broker quotes received by the Company.

Other Financial Assets and Liabilities

The carrying amounts of the Company’s assets and liabilities, other than investments at fair value and 2019 Convertible Senior Notes, approximate fair value due to their short maturities or their close proximity of the originations to the measurement date. Under the fair value hierarchy, cash and cash equivalents are classified as Level 1 while the Company’s other assets and liabilities, other than investments at fair value and Revolving Credit Facility, are classified as Level 2.

7. Debt

In accordance with the 1940 Act, with certain limitations, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. As of December 31, 2016 and 2015, the Company’s asset coverage was 237.7% and 225.7% respectively.

Debt obligations consisted of the following as of December 31, 2016 and 2015:

	December 31, 2016
	Aggregate Principal Amount Committed	Outstanding Principal	Amount Available(1)	Carrying Value(2)
Revolving Credit Facility	$945,000	$578,657	$366,343	$569,919
2019 Convertible Senior Notes	115,000	115,000	—	110,790

Total Debt	$1,060,000	$693,657	$366,343	$680,709

(1)	The amount available reflects any limitations related to the respective debt facilities’ borrowing bases.
(2)	The carrying values of the Company’s Revolving Credit Facility and 2019 Convertible Senior Notes are presented net of deferred financing costs of $8.7 million and $2.3 million, respectively.

	December 31, 2015
	Aggregate Principal Amount Committed	Outstanding Principal	Amount Available(1)	Carrying Value(2)
Revolving Credit Facility	$821,250	$540,305	$280,945	$532,996
2019 Convertible Senior Notes	115,000	115,000	—	109,427

Total Debt	$936,250	$655,305	$280,945	$642,423

(1)	The amount available reflects any limitations related to the respective debt facilities’ borrowing bases.
(2)	The carrying values of the Company’s Revolving Credit Facility and 2019 Convertible Senior Notes are presented net of deferred financing costs of $7.3 million and $3.1 million, respectively.

For the years ended December 31, 2016, 2015 and 2014, the components of interest expense were as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Interest expense	$20,501	$15,342	$10,951
Commitment fees	837	1,773	2,263
Amortization of debt issuance costs	2,238	5,874	2,553
Accretion of original issue discount	589	560	300
Swap settlement	(1,057)	(1,539)	(989)

Total Interest Expense	$23,108	$22,010	$15,078

Average debt outstanding (in millions)	$725.9	$540.8	$377.1
Weighted average interest rate	2.7%	2.6%	2.6%
Average 1-month LIBOR rate	0.50%	0.20%	0.16%

Revolving Credit Facility

On August 23, 2012, the Company entered into a senior secured revolving credit agreement with SunTrust Bank, as administrative agent, and J.P. Morgan Chase Bank, N.A., as syndication agent, and certain other lenders. On July 2, 2013, the Company entered into an agreement to amend and restate the agreement, effective on July 3, 2013. The amended and restated facility, among other things, increased the size of the facility from $200 million to $350 million. The facility included an uncommitted accordion feature that allowed the Company, under certain circumstances, to increase the size of the facility up to $550 million. On September 30, 2013, the Company exercised its right under the accordion feature and increased the size of the facility to $400 million. On January 27, 2014, the Company again exercised its right under the accordion feature and increased the size of the facility to $420 million.

On February 27, 2014, the Company further amended and restated the agreement. The second amended and restated agreement (the Revolving Credit Facility), among other things:

•	increased the size of the facility to $581.3 million;

•	increased the size of the uncommitted accordion feature to allow the Company, under certain circumstances to increase the size of the facility up to $956.3 million;

•	increased the limit for swingline loans to $100 million;

•	with respect to $545 million in commitments,

•	extended the expiration of the revolving period from June 30, 2017 to February 27, 2018, during which period the Company, subject to certain conditions, may make borrowings under the facility, and

•	extended the stated maturity date from July 2, 2018 to February 27, 2019; and

•	provided that borrowings under the multicurrency tranche will be available in certain additional currencies.

On May 30, 2014, the Company entered into agreements with various financial institutions pursuant to which each of the institutions agreed to provide commitments through the accordion feature of the Revolving Credit Facility, increasing the aggregate commitments from $581.3 million to $781.3 million.

On June 27, 2014, the Company further amended the Revolving Credit Facility to extend the $36.3 million in commitments not previously extended such that the revolving period as it related to all outstanding commitments would expire on February 27, 2018 and the stated maturity date as it related to all outstanding commitments would be February 27, 2019.

On October 17, 2014, the Company entered into a third amendment to the Revolving Credit Facility:

•	decreasing the applicable margin with respect to (i) any loan bearing interest at a rate determined by reference to the Alternate Base Rate from 1.25% to 1.00% and (ii) any loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate from 2.25% to 2.00%;

•	decreasing the aggregate commitments from $781.3 million to $766.3 million;

•	extending the revolving period from February 27, 2018 to October 17, 2018;

•	extending the stated maturity date from February 27, 2019 to October 17, 2019; and

•	increasing the sublimit applicable to letters of credit from $20 million to $100 million.

On October 23, 2014, the Company entered into an agreement with a financial institution pursuant to which the institution agreed to provide commitments through the accordion feature, increasing the aggregate commitments from $766.3 million to $776.3 million. On November 3, 2014, an existing lender agreed to increase their commitment through the accordion feature, increasing aggregate commitments from $776.3 million to $781.3 million.

On October 2, 2015, the Company entered into a fourth amendment to the Revolving Credit Facility:

•	decreasing the applicable margin with respect to (i) any loan bearing interest at a rate determined by reference to the Alternate Base Rate from 1.00% to 0.75% and (ii) any loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate from 2.00% to 1.75%, in each case, if the Borrowing Base is equal to or greater than 1.85 times the Combined Debt Amount;

•	increasing the aggregate commitments from $781.3 million to $821.3 million;

•	extending the revolving period from October 17, 2018 to October 2, 2019;

•	extending the stated maturity date from October 17, 2019 to October 2, 2020; and

•	increasing the accordion feature, which allows the Company, under certain circumstances, to increase the size of the Revolving Credit Facility, from a maximum of $956.3 million to a maximum of $1.25 billion.

On December 10, 2015, TPG SL SPV, LLC became a guarantor under the Revolving Credit Facility.

On December 22, 2016, the Company entered into a fifth amendment to the Revolving Credit Facility:

•	increasing the aggregate commitments from $821.3 million to $945.0 million;

•	with respect to $885.0 million in commitments,

•	extending the revolving period from October 2, 2019 to December 22, 2020; and

•	extending the stated maturity date from October 2, 2020 to December 22, 2021.

The Company may borrow amounts in U.S. dollars or certain other permitted currencies. As of December 31, 2016, the Company had outstanding debt denominated in Euro (EUR) of 47.1 million and Pound Sterling (GBP) of 13.3 million on its Revolving Credit Facility, included in the Outstanding Principal amount in the table above.

Amounts drawn under the Revolving Credit Facility, including amounts drawn in respect of letters of credit, bear interest at either LIBOR plus a margin, or the prime rate plus a margin. The Company may elect either the LIBOR or prime rate at the time of drawdown, and loans may be converted from one rate to another at any time, subject to certain conditions. The Company also pays a fee of 0.375% on undrawn amounts and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then applicable margin while the letter of credit is outstanding.

The Revolving Credit Facility is guaranteed by TPG SL SPV, LLC, TC Lending, LLC and TSL MR, LLC and may be guaranteed by certain domestic subsidiaries in the future. The Revolving Credit Facility is secured by a perfected first-priority security interest in substantially all the portfolio investments held by the Company and each guarantor. Proceeds from borrowings may be used for general corporate purposes, including the funding of portfolio investments.

The Revolving Credit Facility includes customary events of default, as well as customary covenants, including restrictions on certain distributions and financial covenants requiring:

•	an asset coverage ratio of no less than 2 to 1 on the last day of any fiscal quarter;

•	a liquidity test under which the Company must not maintain cash and liquid investments of less than 10% of the covered debt amount for more than 30 consecutive business days under circumstances where the Company’s adjusted covered debt balance is greater than 90% of the Company’s adjusted borrowing base under the facility; and

•	stockholders’ equity of at least $500 million plus 25% of the net proceeds of the sale of equity interests after December 22, 2016.

Net proceeds received from the Company’s IPO, the exercise of the underwriters’ over-allotment option from the IPO, and net proceeds received from the issuance of the 2019 Convertible Senior Notes were used to pay down borrowings on the Revolving Credit Facility.

SPV Asset Facility

On May 8, 2012, the “Closing Date,” the Company’s wholly owned subsidiary TPG SL SPV, LLC, entered into a credit and security agreement with Natixis, New York Branch. Also on May 8, 2012, the Company contributed certain investments to TPG SL SPV pursuant to the terms of a Master Sale and Contribution Agreement by and between the Company and TPG SL SPV. The Company consolidates TPG SL SPV in its consolidated financial statements, and no gain or loss was recognized as a result of the contribution. Proceeds from the SPV Asset Facility were permitted to be used to finance the acquisition of eligible assets by TPG SL SPV, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by TPG SL SPV through its ownership of TPG SL SPV. The facility size was subject to availability under the borrowing base, which was based on the amount of TPG SL SPV’s assets from time to time, and satisfaction of certain conditions, including an asset coverage test, an asset quality test and certain concentration limits.

The credit and security agreement provided for a contribution and reinvestment period for up to 18 months after the Closing Date, or the Commitment Termination Date. The Commitment Termination Date was November 8, 2013, at which point the reinvestment period of the SPV Asset Facility expired and accordingly any undrawn availability under the facility terminated. The reinvestment period was subsequently reopened for the period from January 21, 2014 to January 21, 2015, thereby extending the Commitment Termination Date to January 21, 2015. Proceeds received by TPG SL SPV from interest, dividends or fees on assets were required to be used to pay expenses and interest on outstanding borrowings, and the excess could be returned to the Company, subject to certain conditions, on a quarterly basis. Prior to the Commitment Termination Date, proceeds received from principal on assets could be used to pay down borrowings or make additional investments. Following the Commitment Termination Date, proceeds received from principal on assets were required to be used to make payments of principal on outstanding borrowings on a quarterly basis. Proceeds received from interest and principal at the end of a reporting period that have not gone through the settlement process for these payment obligations are considered to be restricted cash.

After giving effect to amendments to the credit and security agreement in January 2014 and March 2015, the facility (as amended, the “SPV Asset Facility”) had commitments of $175 million and the pricing ranged from cost of funds plus 225 basis points to LIBOR plus 235 basis points and the facility was scheduled to mature on January 21, 2021.

The undrawn portion of the commitment bore an unutilized commitment fee of 0.75%. This fee ceased to accrue on January 21, 2015 when the reinvestment period ended. The SPV Asset Facility contained customary covenants, including covenants relating to separateness from the Adviser and its affiliates and long-term credit ratings with respect to the underlying collateral obligations, and events of default. The SPV Asset Facility was secured by a perfected first priority security interest in the assets of TPG SL SPV and on any payments received by TPG SL SPV in respect of such assets, which accordingly were not available to pay the Company’s other debt obligations.

On September 25, 2015, TPG SL SPV prepaid all loans outstanding under the facility and the facility was terminated. Upon termination of the facility, the security interests in the assets of TPG SL SPV and on payments received by TPG SL SPV in respect of such assets were released.

2019 Convertible Senior Notes

On June 10, 2014, the Company issued in a private offering $115 million aggregate principal amount convertible senior notes due December 2019 (the “2019 Convertible Senior Notes”). The 2019 Convertible Senior Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The 2019 Convertible Senior Notes are unsecured, and bear interest at a rate of 4.50% per year, payable semiannually. The 2019 Convertible Senior Notes will mature on December 15, 2019. In certain circumstances, the 2019 Convertible Senior Notes will be convertible into cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, at an initial conversion rate of 38.7162 shares of common stock per $1,000 principal amount of 2019 Convertible Senior Notes, which is equivalent to an initial conversion price of approximately $25.83 per share of the Company’s common stock, subject to customary anti-dilution adjustments. The sale of the 2019 Convertible Senior Notes generated net proceeds of approximately $110.8 million. The Company used the net proceeds of the offering to pay down debt under the Revolving Credit Facility. In connection with the offering of 2019 Convertible Senior Notes, the Company entered into interest rate swaps to continue to align the interest rates of its liabilities with its investment portfolio, which consists of predominately floating rate loans. As a result of the swaps, the Company’s effective interest rate on the 2019 Convertible Senior Notes is three-month LIBOR plus 286 basis points. See Note 5 for further information related to the Company’s interest rate swaps.

Holders may convert their 2019 Convertible Senior Notes at their option at any time prior to June 15, 2019 only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on September 30, 2014 (and only during such calendar quarter), if the last reported sale price of the common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price (as defined in the indenture governing the 2019 Convertible Senior Notes) per $1,000 principal amount of notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Company’s common stock and the conversion rate on each such trading day; or (3) upon the occurrence of specified corporate events. On or after June 15, 2019 until the close of business on the scheduled trading day immediately preceding the maturity date, holders may convert their notes at any time, regardless of the occurrence or nonoccurrence of any of the foregoing circumstances.

The notes are senior unsecured obligations and rank senior in right of payment to the Company’s future indebtedness that is expressly subordinated in right of payment to the notes; equal in right of payment to the Company’s existing and future indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

For the years ended December 31, 2016 and 2015, the components of interest expense related to the 2019 Convertible Senior Notes were as follows:

	December 31, 2016	December 31, 2015
Interest expense	$5,175	$5,175
Accretion of original issue discount	589	560
Amortization of debt issuance cost	774	774

Total Interest Expense	$6,538	$6,509

Total interest expense in the table above does not include the effect of the interest rate swaps. During the years ended December 31, 2016 and 2015, the Company received $5.2 million and $5.2 million, respectively, and paid $4.1 million and $3.7 million, respectively, related to the quarterly settlement of its interest rate swaps. These net amounts are reductions to interest expense in the Company’s consolidated statements of operations. In January 2015, the Company closed out its existing interest rate swaps and simultaneously entered into new interest rate swaps, realizing a cash payment of $2.0 million and increasing pricing to three-month LIBOR plus 286 basis points. Please see Note 5 for further information about the Company’s interest rate swaps.

As of December 31, 2016 and December 31, 2015, the principal amount of the 2019 Convertible Senior Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company’s common stock.

As of December 31, 2016 and December 31, 2015, the components of the carrying value of the 2019 Convertible Senior Notes and the stated interest rate were as follows:

	December 31, 2016	December 31, 2015
Principal amount of debt	$115,000	$115,000
Original issue discount, net of accretion	(1,928)	(2,517)
Deferred financing costs	(2,282)	(3,056)

Carrying value of debt	$110,790	$109,427

Stated interest rate	4.50%	4.50%

The stated interest rate in the table above does not include the effect of the interest rate swaps. The Company’s swap-adjusted interest rate as of December 31, 2016 was three-month LIBOR plus 286 basis points. Please see Note 5 for further information about the Company’s interest rate swaps.

The 2019 Convertible Senior Notes Indenture contains certain covenants, including covenants requiring the Company to comply with the requirement under the 1940 Act that the Company’s asset coverage ratio, as defined in the 1940 Act, equal at least 200% and to provide financial information to the holders of the 2019 Convertible Senior Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the 2019 Convertible Senior Notes Indenture. As of December 31, 2016, the Company was in compliance with the terms of the 2019 Convertible Senior Notes Indenture.

The 2019 Convertible Senior Notes are accounted for in accordance with Accounting Standards Codification (“ASC”) 470-20. Upon conversion of any of the 2019 Convertible Senior Notes, the Company intends to pay the outstanding principal amount in cash and, to the extent that the conversion value exceeds the principal amount, the Company has the option to pay in cash or shares of the Company’s common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the 2019 Convertible Senior Notes Indenture. The Company has determined that the embedded conversion option in the 2019 Convertible Senior Notes are not required to be separately accounted for as a derivative under U.S. GAAP. In accounting for the 2019 Convertible Senior Notes, the Company estimated at the time of issuance separate debt and equity components of the 2019 Convertible Senior Notes. An original issue discount equal to the equity components of the 2019 Convertible Senior Notes was recorded in “additional paid-in capital” in the accompanying consolidated balance sheet. Additionally, the issuance costs associated with the 2019 Convertible Senior Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

As of December 31, 2016 and December 31, 2015, the Company was in compliance with the terms of its debt obligations.

8. Commitments and Contingencies

Portfolio Company Commitments

From time to time, the Company may enter into commitments to fund investments; such commitments are incorporated into the Company’s assessment of its liquidity position. The Company’s senior secured revolving loan commitments are generally available on a borrower’s demand and may remain outstanding until the maturity date of the applicable loan. The Company’s senior secured term loan commitments are generally available on a borrower’s demand and, once drawn, generally have the same remaining term as the associated loan agreement. Undrawn senior secured term loan commitments generally have a shorter availability period than the term of the associated loan agreement.

As of December 31, 2016 and December 31, 2015, the Company had the following commitments to fund investments in current portfolio companies:

	December 31, 2016	December 31, 2015
AppStar Financial, LLC - Revolver	$2,000	$2,000
AvidXchange, Inc. - Delayed Draw Term Loan	—	15,385
Clarabridge, Inc. - Revolver	2,500	2,500
CrunchTime Information Systems, Inc. - Delayed Draw Term Loan	12,000	12,000
CrunchTime Information Systems, Inc. - Revolver	2,000	2,000
Ecommerce Industries, Inc. - Delayed Draw Term Loan	—	4,800
Ecommerce Industries, Inc. - Revolver	2,486	2,486
Heartland Automotive Holdings, LLC - Revolver	4,139	2,833
Helix Health, Ltd. - Revolver	3,903	2,390
Highwinds Capital, Inc. - Revolver	—	200
IRGSE Holding Corp. - Revolver	245	552
Leaf US Holdings, Inc. - Revolver	2,000	2,000
Marketo, Inc. - Revolver	1,875	—
MyAlarm Center, LLC - Delayed Draw	774	2,164
Network Merchants, Inc. - Revolver	780	780
PayLease, LLC - Revolver	5,000	5,000
SailPoint Technologies, Inc. - Revolver	1,200	—
ScentAir Technologies, Inc. - Multi Draw Term Loan	—	1,500
ScentAir Technologies, Inc. - Revolver	2,143	2,143
Sears - ABL Revolver	—	17,913
Sovos Compliance, LLC - Revolver	750	—

Total Portfolio Company Commitments	$43,795	$78,646

Other Commitments and Contingencies

As of December 31, 2016, the Company had additional unfunded commitments of $50.0 million to fund investments to new borrowers that were not current portfolio companies as of December 31, 2016. As of December 31, 2015, the Company did not have any unfunded commitments to fund investments to new borrowers that were not current portfolio companies as of December 31, 2015.

From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. As of December 31, 2016, management is not aware of any pending or threatened litigation.

9. Net Assets

In March 2016, the Company issued a total of 5,000,000 shares of common stock at $16.42 per share. Net of underwriting fees and offering costs, the Company received total cash proceeds of $78.3 million.

The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the cash dividend or distribution payable to a stockholder by the market price per share of the Company’s common stock at the close of regular trading on the NYSE on the payment date of a distribution, or if no sale is reported for such day, the average of the reported bid and ask prices. However, if the market price per share on the payment date of a cash dividend or distribution exceeds the most recently computed net asset value per share, the Company will issue shares at the greater of (i) the most recently computed net asset value per share and (ii) 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeded the most recently computed net asset value per share). Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

Pursuant to the Company’s dividend reinvestment plan, the following tables summarize the shares issued to stockholders who have not opted out of the Company’s dividend reinvestment plan during the year ended December 31, 2016 and 2015. All shares issued to stockholders in the tables below are newly issued shares.

	Year Ended December 31, 2016
Date Declared	Record Date	Date Shares Issued	Shares Issued
November 3, 2015	December 31, 2015	February 1, 2016	147,809
February 24, 2016	March 31, 2016	May 2, 2016	186,204
May 4, 2016	June 30, 2016	August 1, 2016	168,621
August 3, 2016	September 30, 2016	November 1, 2016	135,692

Total Shares Issued			638,326

	Year Ended December 31, 2015
Date Declared	Record Date	Date Shares Issued	Shares Issued
November 3, 2014	December 31, 2014	February 2, 2015	162,490
February 24, 2015	March 31, 2015	May 1, 2015	41,441
May 7, 2015	June 30, 2015	August 3, 2015	26,258
August 4, 2015	September 30, 2015	November 2, 2015	138,413

Total Shares Issued			368,602

On November 3, 2014, the Company’s Board approved a stock repurchase plan (the “Company 10b5-1 Plan”) to acquire up to $50 million in the aggregate of the Company’s common stock at prices just below the Company’s net asset value per share over a specified period, in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Exchange Act.

The Company 10b5-1 Plan is designed to allow the Company to repurchase its common stock at times when it otherwise might be prevented from doing so under insider trading laws. The Company 10b5-1 Plan requires Goldman, Sachs & Co., as agent, to repurchase shares of common stock on the Company’s behalf when the market price per share is below the most recently reported net asset value per share (including any updates, corrections or adjustments publicly announced by the Company to any previously announced net asset value per share). Under the Company 10b5-1 Plan, the agent will increase the volume of purchases made as the price of the Company’s common stock declines, subject to volume restrictions. The timing and amount of any stock repurchases depend on the terms and conditions of the Company 10b5-1 Plan, the market price of the common stock and trading volumes, and no assurance can be given that any particular amount of common stock will be repurchased.

The purchase of shares pursuant to the Company 10b5-1 Plan is intended to satisfy the conditions of Rule 10b5-1 and Rule 10b-18 under the Exchange Act, and will otherwise be subject to applicable law, including Regulation M, which may prohibit purchases under certain circumstances.

On August 3, 2016, the Board authorized the extension of the termination date of the Company 10b5-1 Plan to February 28, 2017. Unless extended or terminated by the Board, the Company 10b5-1 Plan will be in effect through the earlier of February 28, 2017 or such time as the current approved repurchase amount of up to $50 million has been fully utilized, subject to certain conditions.

During the year ended December 31, 2016, the Company repurchased 86,081 shares under the Company 10b5-1 Plan at a weighted average price per share of $15.44, inclusive of commissions, for a total cost of $1.3 million. During the year ended December 31, 2015, 2,000 shares were repurchased under the Company 10b5-1 Plan at a weighted average price per share of $14.44, inclusive of commissions, for a total cost of $28.9. On February 22, 2017, the Board authorized the extension of the termination date of the Company 10b5-1 Plan to August 3, 2017.

On December 3, 2013, the Board approved a stock split in the form of a stock dividend pursuant to which the Company’s stockholders of record as of December 4, 2013 received 65.676 additional shares of common stock for each share of common stock held. The Company distributed the shares on December 5, 2013 and paid cash for fractional shares without interest or deduction. For dates prior to December 3, 2013, the Company has retroactively applied the effect of the stock split to the financial information presented herein by multiplying numbers of shares outstanding by 66.676 and dividing per share amounts by 66.676.

10. Earnings per share

The following table sets forth the computation of basic and diluted earnings per common share:

	Year Ended
	December 31, 2016	December 31, 2015	December 31, 2014
Increase in net assets resulting from operations	$137,007	$63,568	$85,050
Weighted average shares of common stock outstanding—basic and diluted	58,591,380	54,006,322	50,509,692
Earnings per common share—basic and diluted	$2.34	$1.18	$1.68

For the purpose of calculating diluted earnings per common share, the average closing price of the Company’s common stock for the year ended December 31, 2016 was less than the conversion price for the 2019 Convertible Senior Notes outstanding as of December 31, 2016. Therefore, for all periods presented in the financial statements, the underlying shares for the intrinsic value of the embedded options in the 2019 Convertible Senior Notes have no impact on the computation of diluted earnings per common share.

11. Dividends

The following tables summarize dividends declared during the years ended December 31, 2016 and 2015:

	Year Ended December 31, 2016
Date Declared	Record Date	Payment Date	Dividend per Share
February 24, 2016	March 31, 2016	April 29, 2016	$0.39
May 4, 2016	June 30, 2016	July 29, 2016	0.39
August 3, 2016	September 30, 2016	October 31, 2016	0.39
November 7, 2016	December 31, 2016	January 31, 2017	0.39

Total Dividends Declared			$1.56

	Year Ended December 31, 2015
Date Declared	Record Date	Payment Date	Dividend per Share
February 24, 2015	March 31, 2015	April 30, 2015	$0.39
May 7, 2015	June 30, 2015	July 31, 2015	0.39
August 4, 2015	September 30, 2015	October 30, 2015	0.39
November 3, 2015	December 31, 2015	January 29, 2016	0.39

Total Dividends Declared			$1.56

The dividends declared during the years ended December 31, 2016 and December 31, 2015, were derived from net investment income and long-term capital gains, determined on a tax basis.

12. Income Taxes

The tax character of shareholder distributions attributable to the fiscal years ended December 31, 2016, 2015 and 2014 were as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Ordinary Income(1)	$89,916	$74,932	$80,077
Capital Gains	2,878	9,366	1,249

Total	$92,794	$84,298	$81,326

(1)	For the years ended December 31, 2016, 2015 and 2014, 82.52%, 83.04%, and 78.85% of ordinary income qualified as interest related dividend which is exempt from U.S. withholding tax applicable to non-U.S. shareholders.

The following reconciles increase in net assets resulting from operations for the fiscal years ended December 31, 2016, 2015 and 2014, to taxable income at December 31, 2016, 2015 and 2014:

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase in net assets resulting from operations	$137,007	$63,568	$85,050
Adjustments:
Net unrealized (gain) loss on investments	(29,802)	28,568	17,722
Other income (loss) for tax purposes, not book	(290)	437	3
Deferred organization costs	(100)	(100)	(100)
Other expenses not currently deductible	2,249	1,521	1,156
Other book-tax differences	(2,930)	2,073	189

Taxable Income	$106,134	$96,067	$104,020

Note: Taxable income is an estimate and is not fully determined until the Company’s tax return is filed.

Taxable income generally differs from increase in net assets resulting from operations due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized.

The Company makes certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes or losses among other items. To the extent these differences are permanent, they are charged or credited to additional paid in capital, undistributed net investment income or undistributed net realized gains on investments, as appropriate. In addition, due to the Company’s differing fiscal, tax, and excise tax year ends, the best estimates available are recorded to the above accounts in the period that such differences arise or are identifiable.

During the year ended December 31, 2016, permanent differences were principally related to $2.3 million of recharacterization of income for tax purposes between ordinary income and capital gains, $1.8 million attributable to accrued U.S. federal excise taxes, $1.0 million of recharacterization of prepayment penalties for tax purposes between ordinary income and capital gains, and $0.4 million attributable to the foreign currency reclassifications. During the year ended December 31, 2015, permanent differences were principally related to $13.8 million of recharacterization of prepayment penalties for tax purposes between ordinary income and capital gains, $1.2 million attributable to accrued U.S. federal excise taxes, and $0.1 million attributable to the foreign currency reclassifications. During the year ended December 31, 2014, permanent differences were principally related to $19.9 million of recharacterization of prepayment penalties for tax purposes between ordinary income and capital gains, $1.1 million attributable to accrued U.S. federal excise taxes, and $0.2 million attributable to the foreign currency reclassifications.

As of December 31, 2016, the Company had a deferred tax asset of $3.1 million pertaining to operating losses, related to one of its investments. Given the losses generated by the entity, the deferred tax asset has been offset by a valuation allowance of $3.1 million. As of December 31, 2015, the Company had a deferred tax asset of $1.5 million pertaining to unrealized depreciation and a $1.6 million deferred tax asset pertaining to operating losses, related to one of its investments. Given the losses generated by the entity, the deferred tax assets have been offset by valuation allowances of $1.5 million and $1.6 million for the deferred tax asset generated from unrealized depreciation and operating income, respectively. There were no deferred tax assets or liabilities as of December 31, 2014.

The tax cost of the Company’s investments as of December 31, 2016 and 2015, approximates their amortized cost.

13. Financial Highlights

The following per share data and ratios have been derived from information provided in the consolidated financial statements. The following are the financial highlights for one share of common stock outstanding during the years ended December 31, 2016, 2015, 2014, 2013, and 2012.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data(5)(7)
Net asset value, beginning of period	$15.15	$15.53	$15.52	$15.19	$14.71
Net investment income(1)	1.83	1.76	2.07	1.66	1.36
Net realized and unrealized gain (loss)(1)	0.51	(0.58)	(0.33)	0.23	0.29

Total from operations	2.34	1.18	1.74	1.89	1.65
Issuance of common stock, net of offering costs(1)	0.03	—	(0.20)	—	—
Dividends declared from net investment income(2)	(1.39)	(1.15)	(1.51)	(1.36)	(1.06)
Dividends declared from realized gains(2)	(0.17)	(0.41)	(0.02)	(0.20)	(0.11)

Total increase (decrease) in net assets	0.81	(0.38)	0.01	0.33	0.48

Net Asset Value, End of Period	$15.95	$15.15	$15.53	$15.52	$15.19

Per share market value at end of period	$18.68	$16.22	$16.82	—	—
Total return based on market value(3)	24.78%	5.71%	14.69%	—	—
Total return based on net asset value(4)	15.54%	7.62%	9.92%	12.44%	11.26%
Shares Outstanding, End of Period	59,716,205	54,163,960	53,797,358	37,026,023	31,582,954
Ratios / Supplemental Data
Ratio of net expenses to average net assets(6)	9.39%	9.31%	7.56%	6.60%	6.91%
Ratio of net investment income to average net assets	11.84%	11.35%	13.42%	10.80%	8.43%
Portfolio turnover	37.40%	34.51%	53.16%	26.97%	45.70%
Net assets, end of period	$952,212	$820,741	$835,405	$574,696	$479,803

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	The per share data was derived by using the actual shares outstanding at the date of the relevant transactions.
(3)	Total return based on market value is calculated as the change in market value per share during the period plus declared dividends per share, divided by the beginning market value per share.
(4)	Total return based on net asset value is calculated as the change in net asset value per share during the period plus declared dividends per share, divided by the beginning net asset value per share.

(5)	As further described in Note 9, the indicated amounts for dates prior to December 3, 2013 have been retroactively adjusted for the stock split which was effected in the form of a stock dividend.
(6)	The ratio of net expenses to average net assets in the table above reflects the Adviser’s waivers of its right to receive a portion of the Management Fee and Incentive Fees with respect to the Company’s ownership of shares of common stock of TICC Capital Corp. Excluding the effects of waivers, the ratio of net expenses to average net assets would have been 9.43% and 9.33% for the years ended December 31, 2016 and 2015, respectively. For the years ended December 31, 2014, 2013, and 2012, the Company’s did not own any shares of common stock of TICC Capital Corp. For the years ended December 31, 2014, 2013, and 2012, the ratio of net expenses to average net assets in the table above reflects the Adviser’s waivers of its right to receive a portion of the Management Fee prior to our IPO. Excluding the effects of the waiver, the ratio of net expenses to average net assets would have been 7.88%, 7.94% and 8.03% for the years ended December 31, 2014, 2013, and 2012, respectively.
(7)	Table may not sum due to rounding.

14. Selected Quarterly Financial Data (Unaudited)

	2016
	Q4	Q3	Q2	Q1
Investment Income	$49,708	$53,917	$46,034	$42,751
Net Expenses(1)	$21,641	$23,346	$20,531	$19,559
Net Investment Income	$28,067	$30,571	$25,503	$23,192
Total unrealized and realized gains (losses)	$4,656	$6,304	$24,135	$(5,421)
Increase in Net Assets Resulting from Operations	$32,723	$36,875	$49,638	$17,771
Net Asset Value per Share as of the End of the Quarter	$15.95	$15.78	$15.55	$15.11

	2015
	Q4	Q3	Q2	Q1
Investment Income	$43,559	$46,774	$45,352	$37,730
Net Expenses(1)	$19,916	$20,926	$20,332	$16,943
Net Investment Income	$23,643	$25,849	$25,020	$20,787
Total unrealized and realized gains (losses)	$(27,985)	$(16,512)	$9,085	$3,681
Increase (decrease) in Net Assets Resulting from Operations	$(4,342)	$9,337	$34,105	$24,468
Net Asset Value per Share as of the End of the Quarter	$15.15	$15.62	$15.84	$15.60

	2014
	Q4	Q3	Q2	Q1
Investment Income	$45,778	$38,404	$45,657	$33,481
Net Expenses(1)	$15,094	$15,288	$16,224	$12,239
Net Investment Income	$30,684	$23,116	$29,433	$21,242
Total unrealized and realized gains (losses)	$(16,879)	$(4,513)	$(2,139)	$4,106
Increase in Net Assets Resulting from Operations	$13,805	$18,603	$27,294	$25,348
Net Asset Value per Share as of the End of the Quarter	$15.53	$15.66	$15.70	$15.51

(1)	Net expenses include income taxes, including excise taxes.

15. Subsequent Events

On February 1, 2017, the Company issued in a private offering $100 million aggregate principal amount of 4.50% Convertible Senior Notes due 2022 (the “2022 Convertible Senior Notes”). On February 3, 2017, the

Company issued an additional $15 million aggregate principal amount of the 2022 Convertible Senior Notes pursuant to the exercise in full of the over-allotment option to purchase additional notes granted to the initial purchasers. The 2022 Convertible Senior Notes are unsecured, and bear interest at a rate of 4.50% per year, payable semiannually. The 2022 Convertible Senior Notes will mature on August 1, 2022. In certain circumstances, the Convertible Senior Notes will be convertible into cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, at an initial conversion rate of 46.8516 shares of common stock per $1,000 principal amount of 2022 Convertible Senior Notes, which is equivalent to an initial conversion price of approximately $21.34 per share of our common stock, subject to customary anti-dilution adjustments. The sale of the 2022 Convertible Senior Notes generated net proceeds of approximately $110.6 million. The Company used the net proceeds of the 2022 Convertible Senior Notes issuances to pay down debt under its Revolving Credit Facility.

On February 1, 2017, in connection with the issuance of the 2022 Convertible Senior Notes, the Company entered into an interest rate swap transaction with a notional amount of $115 million. The Company pays three-month LIBOR plus 237.2 basis points and receives fixed rate interest at 4.50%. The swap transaction matures on August 1, 2022.

TPG Specialty Lending, Inc.

Consolidated Balance Sheets

(Amounts in thousands, except share and per share amounts)

(Unaudited)

	March 31, 2017	December 31, 2016
Assets
Investments at fair value
Non-controlled, non-affiliated investments (amortized cost of $1,483,055 and $1,567,673, respectively)	$1,518,165	$1,591,544
Controlled, affiliated investments (amortized cost of $104,018 and $100,014, respectively)	62,113	65,859

Total investments at fair value (amortized cost of $1,587,073 and $1,667,687, respectively)	1,580,278	1,657,403
Cash and cash equivalents (includes restricted cash of $2,601 and $1,088, respectively)	7,030	5,954
Interest receivable	7,914	9,678
Receivable for interest rate swaps	223	69
Receivable for investments sold	7,080	—
Prepaid expenses and other assets	4,355	2,428

Total Assets	$1,606,880	$1,675,532

Liabilities
Debt (net of deferred financing costs of $14,096 and $11,019, respectively)	$603,999	$680,709
Management fees payable to affiliate	6,071	6,269
Incentive fees payable to affiliate	6,050	5,889
Dividends payable	23,337	23,289
Payables to affiliate	1,348	1,555
Other liabilities	6,434	5,609

Total Liabilities	647,239	723,320

Commitments and contingencies (Note 8)
Net Assets
Preferred stock, $0.01 par value; 100,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.01 par value; 400,000,000 shares authorized, 59,928,121 and 59,805,285 shares issued, respectively; and 59,839,041 and 59,716,205 shares outstanding, respectively	599	598
Additional paid-in capital	900,596	898,868
Treasury stock at cost; 89,080 and 89,080 shares held, respectively	(1,359)	(1,359)
Undistributed net investment income	48,619	50,142
Net unrealized gains (losses)	(726)	1,422
Undistributed net realized gains	11,912	2,541

Total Net Assets	959,641	952,212

Total Liabilities and Net Assets	$1,606,880	$1,675,532

Net Asset Value Per Share	$16.04	$15.95

The accompanying notes are an integral part of these consolidated financial statements.

TPG Specialty Lending, Inc.

Consolidated Statements of Operations

(Amounts in thousands, except share and per share amounts)

(Unaudited)

	Three Months Ended March 31, 2017	Three Months Ended March 31, 2016
Income
Investment income from non-controlled, non-affiliated investments:
Interest from investments	$47,770	$39,170
Dividend income	1	474
Other income	2,125	723

Total investment income from non-controlled, non-affiliated investments	49,896	40,367
Investment income from controlled, affiliated investments:
Interest from investments	1,000	2,333
Other income	52	51

Total investment income from controlled, affiliated investments	1,052	2,384

Total Investment Income	50,948	42,751

Expenses
Interest	6,865	5,298
Management fees	6,071	5,748
Incentive fees	6,050	4,902
Professional fees	1,286	1,923
Directors’ fees	106	97
Other general and administrative	1,301	1,254

Total expenses	21,679	19,222

Management and incentive fees waived (Note 3)	—	(98)

Net Expenses	21,679	19,124

Net Investment Income Before Income Taxes	29,269	23,627
Income taxes, including excise taxes	750	435

Net Investment Income	28,519	23,192
Unrealized and Realized Gains (Losses)
Net change in unrealized gains (losses):
Non-controlled, non-affiliated investments	11,240	197
Controlled, affiliated investments	(7,750)	(4,359)
Translation of assets and liabilities in foreign currencies	(5,793)	(2,703)
Interest rate swaps	154	1,240

Total net change in unrealized losses	(2,149)	(5,625)

Realized gains:
Non-controlled, non-affiliated investments	1,322	—
Foreign currency transactions	586	204

Total realized gains	1,908	204

Total Unrealized and Realized Gains (Losses)	(241)	(5,421)

Increase in Net Assets Resulting from Operations	$28,278	$17,771

Earnings per common share—basic and diluted	$0.47	$0.32

Weighted average shares of common stock outstanding—basic and diluted	59,796,731	55,802,270

The accompanying notes are an integral part of these consolidated financial statements.

TPG Specialty Lending, Inc.

Consolidated Schedule of Investments as of March 31, 2017

(Amounts in thousands, except share amounts)

(Unaudited)

Company(1)	Investment	Interest		Initial Acquisition Date	Amortized Cost(2)(8)	Fair Value	Percentage of Net Assets
Debt Investments Automotive
Heartland Automotive Holdings, LLC(3)	First-lien loan ($28,635 par, due 6/2017)	9.75%		8/28/2012	$28,587	$28,635	3.0%
	First-lien revolving loan ($1,583 par, due 6/2017)	11.00%		8/28/2012	1,576	1,583	0.2%

					30,163	30,218	3.2%

Beverage, food and tobacco
AFS Technologies, Inc.(3)(5)	First-lien loan ($61,105 par, due 3/2020)	8.90%		3/3/2014	60,322	55,300	5.8%
Business services
Actian Corporation(3)(5)	First-lien loan ($53,977 par, due 4/2018)	7.69%		4/11/2013	53,483	54,651	5.7%
Bullhorn, Inc.(3)(5)	First-lien loan ($45,000 par, due 11/2020)	8.54%		11/12/2015	44,143	45,675	4.8%
Idera, Inc.(3)	First-lien loan ($61,719 par, due 4/2021)	6.50%		10/9/2015	56,920	61,719	6.4%
Leaf US Holdings, Inc.(3)(4)	First-lien loan ($26,721 par, due 6/2019)	7.65%		6/30/2014	26,418	26,865	2.8%
Marketo, Inc.(3)	First-lien loan ($28,125 par, due 8/2021)	10.65%		8/16/2016	27,314	28,125	2.9%
Motus, LLC(3)	First-lien loan ($20,311 par, due 7/2021)	11.04 (incl. 3.00 PIK	% % )	7/29/2016	19,865	20,464	2.1%
Qlik Technologies, Inc.(3)	First-lien loan ($40,298 par, due 8/2022)	9.25%		8/22/2016	39,615	42,312	4.4%
SailPoint Technologies, Inc.(3)	First-lien loan ($26,304 par, due 8/2021)	9.00%		8/16/2016	25,823	26,235	2.7%
ScentAir Technologies, Inc.(3)	First-lien loan ($19,986 par, due 12/2019)	8.00%		12/30/2014	19,737	20,318	2.1%
Sovos Compliance, LLC(3)	First-lien loan ($29,103 par, due 3/2022)	8.40%		7/1/2016	28,571	29,477	3.1%

					341,889	355,841	37.0%

Chemicals
Vertellus Specialties, Inc.(3)	First-lien loan ($4,967 par, due 4/2018)	10.00%		10/31/2016	4,942	4,954	0.5%
	Second-lien loan ($3,341 par, due 10/2021)	13.00%		10/31/2016	3,341	3,358	0.3%

					8,283	8,312	0.8%

Education
Finalsite Holdings, Inc.(3)(5)	First-lien loan ($45,000 par, due 8/2022)	8.15%		8/31/2016	43,879	44,662	4.7%
Frontline Technologies Group LLC(3)(5)	First-lien loan ($54,450 par, due 4/2021)	7.90%		4/1/2016	53,238	54,995	5.7%

					97,117	99,657	10.4%

Electronics
MyAlarm Center, LLC(3)	First-lien loan ($63,761 par, due 1/2019)	9.00%		1/9/2014	62,256	63,761	6.6%

Company(1)	Investment	Interest		Initial Acquisition Date	Amortized Cost(2)(8)	Fair Value	Percentage of Net Assets
Financial services
AppStar Financial, LLC(3)	First-lien loan ($21,900 par, due 8/2020)	9.00%		8/18/2015	21,511	22,378	2.3%
AvidXchange, Inc.(3)	First-lien loan ($53,953 par, due 8/2020)	10.50 (incl. 2.38 PIK	% % )	8/7/2015	53,246	54,087	5.6%
Network Merchants, Inc.(3)	First-lien loan ($21,704 par, due 9/2018)	7.75%		9/12/2013	21,561	21,985	2.3%
PayLease, LLC(3)	First-lien loan ($34,718 par, due 3/2020)	10.00%		3/6/2015	34,230	35,016	3.6%
PaySimple, Inc.(3)	First-lien loan ($30,029 par, due 3/2022)	9.38 (incl. 1.75 PIK	% % )	3/7/2017	29,436	29,416	3.1%
Smarsh, Inc.(3)(5)	First-lien loan ($30,000 par, due 1/2021)	8.50%		1/7/2016	29,375	30,675	3.2%

					189,359	193,557	20.1%

Healthcare
Helix Health, Ltd.(3)(4)	First-lien loan (EUR 40,043 par, due 9/2019)	11.50%		9/30/2014	47,288	45,184 (EUR 42,245)	4.7%
	First-lien revolving loan (EUR 300 par, due 9/2019)	11.50%		9/30/2014	262	556 (EUR 520)	0.1%
MatrixCare, Inc.(3)(5)	First-lien loan ($44,550 par, due 12/2021)	6.40%		12/17/2015	43,877	45,330	4.7%
MedeAnalytics, Inc.(3)(5)	First-lien loan ($47,486 par, due 9/2020)	9.65 (incl. 2.50 PIK	% % )	9/30/2015	46,404	47,723	5.0%
Quantros, Inc.(3)(5)	First-lien loan ($29,700 par, due 2/2021)	8.90%		2/29/2016	28,862	30,443	3.2%

					166,693	169,236	17.7%

Hotel, gaming, and leisure
CrunchTime Information Systems, Inc.(3)	First-lien loan ($26,112 par, due 4/2020)	9.28 (incl. 2.50 PIK	% % )	4/16/2015	25,758	26,393	2.8%
IRGSE Holding Corp.(3)(7)	First-lien loan ($21,581 par, due 9/2019)	10.65 (incl. 5.00 PIK	% % )	9/29/2015	21,581	17,697	1.8%
	First-lien revolving loan ($16,703 par, due 9/2019)	10.65 (incl. 5.00 PIK	% % )	9/29/2015	16,703	13,696	1.4%

					64,042	57,786	6.0%

Human resource support services
Saba Software, Inc.(3)(5)	First-lien loan ($54,038 par, due 3/2021)	9.00%		3/30/2015	53,566	55,523	5.8%
Skillsoft(3)	First-lien loan ($8,616 par, due 4/2021)	5.75%		11/5/2015	6,918	7,911	0.8%

					60,484	63,434	6.6%

Insurance
Insurity, Inc.(3)(5)	First-lien loan ($64,564 par, due 10/2020)	7.44%		10/31/2014	64,041	65,209	6.8%
Office products
Ecommerce Industries, Inc.(3)	First-lien loan ($36,435 par, due 3/2019)	7.40%		3/11/2014	36,290	36,630	3.8%
Oil, gas and consumable fuels
Mississippi Resources, LLC(3)(7)(10)	First-lien loan ($53,380 par, due 6/2018)	13.00 (incl. 1.50 PIK	% % )	6/4/2014	52,864	30,574	3.2%

Company(1)	Investment	Interest	Initial Acquisition Date	Amortized Cost(2)(8)	Fair Value	Percentage of Net Assets
Pharmaceuticals
Ironwood Pharmaceuticals, Inc.(4)(5)(9)	Secured note ($33,333 par, due 9/2026)	8.38%	1/5/2017	33,183	33,166	3.5%
Model N, Inc.(3)(4)	First-lien loan ($30,000 par, due 1/2022)	9.25%	1/5/2017	29,423	29,550	3.1%
Nektar Therapeutics(4)(5)(9)	Secured note ($74,950 par, due 10/2020)	7.75%	10/5/2015	74,227	75,700	7.9%

				136,833	138,416	14.5%

Retail and consumer products
American Achievement Corporation(3)(5)	First-lien loan ($23,729 par, due 9/2020)	9.25%	9/30/2015	23,480	23,729	2.5%
Eddie Bauer LLC(3)	ABL FILO term loan ($28,000 par, due 6/2019)	10.25%	3/31/2017	27,440	27,400	2.9%
Destination Maternity Corporation(3)(5)	ABL FILO term loan ($16,914 par, due 3/2021)	8.50%	3/25/2016	16,582	16,956	1.8%
Payless Inc.(3)	ABL FILO term loan ($50,000 par, due 3/2019)	8.00%	10/3/2016	48,867	53,250	5.5%
Sears(3)(4)(6)	First-lien ABL loan ($17,296 par, due 7/2020)	8.50%	3/18/2016	16,878	17,599	1.8%
Sears Canada Inc.(3)(4)	First-lien ABL loan ($20,884 par, due 3/2022)	10.50%	3/20/2017	20,364	20,362	2.1%
Toys ‘R’ Us-Delaware, Inc.(3)	ABL FILO term loan ($20,500 par, due 10/2019)	8.29%	10/9/2014	20,395	20,398	2.1%

				174,006	179,694	18.7%

Transportation
Carrix, Inc.(3)	First-lien loan ($12,671 par, due 1/2019)	5.50%	3/17/2015	12,205	12,397	1.3%

Total Debt Investments				1,556,847	1,560,022	162.5%

Equity and Other Investments
Chemicals
Vertellus Specialties, Inc.	Common Units (2,672,990 units)		10/31/2016	3,828	3,723	0.4%
Financial services
AvidXchange, Inc.	Series E Preferred Equity (214,132 shares)		8/7/2015	3,846	5,760	0.6%
Network Merchants, Inc.	Non-Voting Preferred Units (774,099 units)		9/12/2013	780	1,761	0.2%
TICC Capital Corp.(4)	Common Shares (1,059 shares)		8/5/2015	7	8	0.0%

				4,633	7,529	0.8%

Healthcare
Global Healthcare Exchange, LLC	Common Shares Class A (358 shares)		3/11/2014	358	377	0.0%
	Common Shares Class B (196 shares)		3/11/2014	6	567	0.1%
Helix Health, Ltd.(4)	Warrants		9/30/2014	877	904 (EUR 845)	0.1%
SRS Parent Corp.	Common Shares Class A (1,980 shares)		12/28/2012	1,980	1,015	0.1%
	Common Shares Class B (2,953,020 shares)		12/28/2012	20	10	0.0%

				3,241	2,873	0.3%

Hotel, gaming, and leisure
IRGSE Holding Corp.(7)	Class A Units (5,000,000 units)		9/29/2015	3,897	97	0.0%
	Class C-1 Units (8,800,000 units)		9/29/2015	100	48	0.0%

				3,997	145	0.0%

Company(1)	Investment	Interest	Initial Acquisition Date	Amortized Cost(2)(8)	Fair Value	Percentage of Net Assets
Oil, gas and consumable fuels
Mississippi Resources, LLC(7)(10)	Class A Member Units (933 units)		6/4/2014	8,874	—	0.0%
Other
Symphony(4)(6)	Structured Product	6.77%	11/17/2014	5,653	5,986	0.6%

Total Equity and Other Investments				30,226	20,256	2.1%

Total Investments				$1,587,073	$1,580,278	164.6%

(1)	Certain portfolio company investments are subject to contractual restrictions on sales.
(2)	The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)	Loan contains a variable rate structure, subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, which reset periodically based on the terms of the loan agreement. For each such loan the Company has provided the interest rate in effect on the date presented.
(4)	This portfolio company is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets.
(5)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company may be entitled to receive additional interest as a result of an arrangement with other lenders in the syndicate to the extent a loan has been allocated to “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any amounts due thereunder.
(6)	Contains a variable rate structure. Bears interest at a rate determined by three-month LIBOR.
(7)	Under the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and “Control,” as such terms are defined in the 1940 Act, this portfolio company, as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). Transactions during the three months ended March 31, 2017 in which the issuer was an Affiliated Person of and was deemed to Control a portfolio company are as follows:

Controlled, Affiliated Investments during the three months ended March 31, 2017

Company	Fair Value at December 31, 2016	Gross Additions (a)	Gross Reductions (b)	Net Unrealized Gain/(Loss)	Realized Gain/(Losses)	Fair Value at March 31, 2017	Other Income	Interest Income
Mississippi Resources, LLC	$33,885	$3,431	$(1,646)	$(5,096)	$—	$30,574	$50	$27
IRGSE Holding Corp.	31,974	2,218	—	(2,653)	—	31,539	2	973

Total	$65,859	$5,649	$(1,646)	$(7,749)	$—	$62,113	$52	$1,000

(a)	Gross additions include increases in the cost basis of investments resulting from new investments, payment-in-kind interest or dividends, the amortization of any unearned income or discounts on debt investments, as applicable.
(b)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, and the amortization of any premiums on debt investments, as applicable. When an investment is placed on non-accrual status, any cash flows received by the Company are applied to the outstanding principal balance.
(8)	As of March 31, 2017, the tax cost of the Company’s investments approximates their amortized cost.
(9)	Notes contain a fixed rate structure. The Company entered into an interest rate swap agreement to swap to a floating rate. Refer to Note 5 for further information related to the Company’s interest rate swaps on investments.
(10)	Investment on non-accrual as of March 31, 2017.

The accompanying notes are an integral part of these consolidated financial statements.

TPG Specialty Lending, Inc.

Consolidated Schedule of Investments as of December 31, 2016

(Amounts in thousands, except share amounts)

Company(1)	Investment	Interest		Initial Acquisition Date	Amortized Cost(2)(8)	Fair Value	Percentage of Net Assets
Debt Investments Automotive
Heartland Automotive Holdings, LLC(3)	First-lien loan ($29,233 par, due 6/2017)	9.75%		8/28/2012	$29,136	$29,159	3.1%
	First-lien revolving loan ($1,417 par, due 6/2017)	10.75%		8/28/2012	1,401	1,403	0.1%

					30,537	30,562	3.2%

Beverage, food and tobacco
AFS Technologies, Inc.(3)(5)	First-lien loan ($61,542 par, due 3/2020)	8.75%		3/3/2014	60,698	57,850	6.1%
Business services
Actian Corporation(3)(5)	First-lien loan ($54,982 par, due 4/2018)	7.50%		4/11/2013	54,366	56,219	5.9%
Bullhorn, Inc.(3)(5)	First-lien loan ($45,000 par, due 11/2020)	8.50%		11/12/2015	44,095	45,225	4.7%
Clarabridge, Inc.(3)	First-lien loan ($19,719 par, due 4/2019)	9.00%		5/20/2015	19,446	19,774	2.1%
Idera, Inc.(3)	First-lien loan ($61,875 par, due 4/2021)	6.50%		10/9/2015	56,817	61,875	6.5%
Leaf US Holdings, Inc.(3)(4)	First-lien loan ($27,090 par, due 6/2019)	7.50%		6/30/2014	26,752	27,163	2.9%
Marketo, Inc.(3)	First-lien loan ($28,125 par, due 8/2021)	10.50%		8/16/2016	27,278	27,750	2.9%
Motus, LLC(3)	First-lien loan ($20,157 par, due 7/2021)	11.00 (incl. 3.00 PIK	% % )	7/29/2016	19,690	20,106	2.1%
Qlik Technologies, Inc.(3)	First-lien loan ($40,399 par, due 8/2022)	9.25%		8/22/2016	39,691	40,096	4.2%
SailPoint Technologies, Inc.(3)	First-lien loan ($27,500 par, due 8/2021)	9.00%		8/16/2016	26,973	27,285	2.9%
ScentAir Technologies, Inc.(3)	First-lien loan ($19,986 par, due 12/2019)	7.50%		12/30/2014	19,717	20,263	2.1%
Sovos Compliance, LLC(3)	First-lien loan ($29,177 par, due 3/2022)	8.25%		7/1/2016	28,621	29,027	3.0%
Tibco Software(3)	First-lien loan ($247 par, due 12/2020)	6.50%		1/26/2016	218	248	0.0%

					363,664	375,031	39.3%

Chemicals
Vertellus Specialties, Inc.(3)	First-lien loan ($4,967 par, due 4/2018)	10.00%		10/31/2016	4,937	4,942	0.5%
	Second-lien loan ($3,341 par, due 10/2021)	13.00%		10/31/2016	3,341	3,350	0.4%

					8,278	8,292	0.9%

Education
Finalsite Holdings, Inc.(3)(5)	First-lien loan ($45,000 par, due 8/2022)	8.00%		8/31/2016	43,830	44,325	4.7%
Frontline Technologies Group LLC(3)(5)	First-lien loan ($54,725 par, due 4/2021)	7.75%		4/1/2016	53,447	54,862	5.8%

					97,277	99,187	10.5%

Company(1)	Investment	Interest		Initial Acquisition Date	Amortized Cost(2)(8)	Fair Value	Percentage of Net Assets
Electronics
MyAlarm Center, LLC(3)	First-lien loan ($63,761 par, due 1/2019)	9.00%		1/9/2014	63,342	64,568	6.8%
APX Group Inc.	Senior notes 8.75% ($5,470 par, due 12/2020)	8.75%		12/11/2014	4,717	5,511	0.6%

					68,059	70,079	7.4%

Financial services
AppStar Financial, LLC(3)	First-lien loan ($22,200 par, due 8/2020)	9.00%		8/18/2015	21,781	22,261	2.3%
AvidXchange, Inc.(3)	First-lien loan ($53,528 par, due 8/2020)	10.50 (incl. 2.38 PIK	% % )	8/7/2015	52,779	53,394	5.6%
Network Merchants, Inc.(3)	First-lien loan ($25,782 par, due 9/2018)	7.75%		9/12/2013	25,585	25,981	2.7%
PayLease, LLC(3)	First-lien loan ($34,502 par, due 3/2020)	10.00 (incl. 2.50 PIK	% % )	3/6/2015	33,979	34,700	3.6%
Smarsh, Inc.(3)(5)	First-lien loan ($30,000 par, due 1/2021)	8.50%		1/7/2016	29,343	30,300	3.2%

					163,467	166,636	17.4%

Healthcare
Helix Health, Ltd.(3)(4)	First-lien loan (EUR 40,573 par, due 9/2019)	11.50%		9/30/2014	47,830	44,934 (EUR 43,158)	4.7%
	First-lien revolving loan (EUR 300 par, due 9/2019)	11.50%		9/30/2014	253	527 (EUR 500)	0.1%
MatrixCare, Inc.(3)(5)	First-lien loan ($44,663 par, due 12/2021)	6.25%		12/17/2015	43,959	45,109	4.7%
MedeAnalytics, Inc.(3)(5)	First-lien loan ($47,066 par, due 9/2020)	9.50 (incl. 2.50 PIK	% % )	9/30/2015	45,920	47,184	5.0%
Quantros, Inc.(3)(5)	First-lien loan ($29,775 par, due 2/2021)	8.75%		2/29/2016	28,894	29,849	3.1%
SRS Software, LLC(3)	First-lien loan ($30,000 par, due 12/2017)	8.75%		12/28/2012	29,820	30,000	3.2%
	First-lien revolving loan ($2,000 par, due 12/2017)	8.75%		12/28/2012	1,991	2,000	0.2%

					198,667	199,603	21.0%

Hotel, gaming, and leisure
CrunchTime Information Systems, Inc.(3)	First-lien loan ($26,104 par, due 4/2020)	9.27 (incl. 2.50 PIK	% % )	4/16/2015	25,643	26,104	2.7%
IRGSE Holding Corp.(3)(7)	First-lien loan ($21,311 par, due 9/2019)	10.50 (incl. 5.00 PIK	% % )	9/29/2015	21,311	18,807	2.0%
	First-lien revolver loan ($14,755 par, due 9/2019)	10.50 (incl. 5.00 PIK	% % )	9/29/2015	14,755	13,021	1.4%
Soho House(4)	Second-lien bond (GBP 12,875 par, due 10/2018)	9.13%		9/20/2013	20,618	16,227 (GBP 13,133)	1.7%

					82,327	74,159	7.8%

Human resource support services
Saba Software, Inc.(3)(5)	First-lien loan ($54,175 par, due 3/2021)	9.75%		3/30/2015	53,680	54,310	5.7%
Skillsoft(3)	First-lien loan ($9,571 par, due 4/2021)	5.84%		11/5/2015	7,629	8,709	0.9%

					61,309	63,019	6.6%

Company(1)	Investment	Interest		Initial Acquisition Date	Amortized Cost(2)(8)	Fair Value	Percentage of Net Assets
Insurance
Insurity, Inc.(3)(5)	First-lien loan ($64,978 par, due 10/2020)	7.25%		10/31/2014	64,423	65,952	6.9%
Internet services
Highwinds Capital, Inc.(3)	First-lien loan ($47,988 par, due 7/2018)	9.00%		3/7/2014	47,679	48,588	5.1%
	First-lien revolving loan ($3,000 par, due 7/2018)	9.00%		3/7/2014	2,985	3,038	0.3%

					50,664	51,626	5.4%

Manufacturing
Power Solutions International, Inc.(3)	ABL FILO term loan ($53,550 par, due 6/2021)	10.75%		6/28/2016	47,285	52,613	5.5%
Office products
Ecommerce Industries, Inc.(3)	First-lien loan ($36,529 par, due 3/2019)	7.25%		3/11/2014	36,366	36,627	3.8%
Oil, gas and consumable fuels
Key Energy Services(3)	First-lien loan ($10,771 par, due 12/2021)	11.25%		5/27/2015	10,454	10,717	1.1%
Mississippi Resources, LLC(3)(7)	First-lien loan ($51,537 par, due 6/2018)	13.00 (incl. 1.50 PIK	% % )	6/4/2014	51,078	33,885	3.6%

					61,532	44,602	4.7%

Pharmaceuticals
Nektar Therapeutics(4)(5)(9)	Secured note ($74,950 par, due 10/2020)	7.75%		10/5/2015	74,184	74,575	7.8%
Retail and consumer products
American Achievement Corporation(3)(5)	First-lien loan ($23,918 par, due 9/2020)	8.25%		9/30/2015	23,652	23,858	2.5%
Destination Maternity Corporation(3)(5)	ABL FILO term loan ($17,371 par, due 3/2021)	8.50%		3/25/2016	17,013	17,328	1.8%
Payless Inc.(3)	ABL FILO term loan ($50,000 par, due 3/2019)	8.00%		10/3/2016	48,736	49,125	5.2%
Quiksilver - Boardriders SA	Bond (EUR 5,699 par, due 12/2020)	9.50%		5/26/2015	6,036	5,170 (EUR 4,901)	0.5%
Sears(3)(4)(6)	First-lien loan ($3,642 par, due 6/2018)	5.50%		1/28/2016	3,457	3,487	0.4%
	First-lien ABL loan ($22,727 par, due 7/2020)	8.50%		3/18/2016	22,143	22,727	2.4%
Toys ‘R’ Us-Delaware, Inc.(3)	ABL FILO term loan ($25,500 par, due 10/2019)	8.25%		10/9/2014	25,349	25,118	2.6%

					146,386	146,813	15.4%

Transportation
Carrix, Inc.(3)	First-lien loan ($12,878 par, due 1/2019)	4.50%		3/17/2015	12,342	12,610	1.3%

Total Debt Investments					1,627,465	1,629,836	171.0%

Equity and Other Investments Chemicals
Vertellus Specialties, Inc.	Common Units (2,672,990 units)			10/31/2016	3,828	3,627	0.4%
Financial services
AvidXchange, Inc.	Series E Preferred Equity (214,132 shares)			8/7/2015	3,846	4,548	0.5%
Network Merchants, Inc.	Non-Voting Preferred Units (774,099 units)			9/12/2013	780	1,550	0.2%
TICC Capital Corp.(4)	Common Shares (995,419 shares)			8/5/2015	6,673	6,580	0.7%

					11,299	12,678	1.4%

Company(1)	Investment	Interest	Initial Acquisition Date	Amortized Cost(2)(8)	Fair Value	Percentage of Net Assets
Healthcare
Global Healthcare Exchange, LLC	Common Shares Class A (358 shares)		3/11/2014	358	369	0.0%
	Common Shares Class B (196 shares)		3/11/2014	6	515	0.1%
Helix Health, Ltd.(4)	Warrants		9/30/2014	877	685 (EUR 648)	0.1%
SRS Parent Corp.	Common Shares Class A (1,980 shares)		12/28/2012	1,980	1,015	0.1%
	Common Shares Class B (2,953,020 shares)		12/28/2012	20	10	0.0%

				3,241	2,594	0.3%

Hotel, gaming, and leisure
IRGSE Holding Corp.(7)	Class A Units (5,000,000 units)		9/29/2015	3,897	98	0.0%
	Class C-1 Units (8,800,000 units)		9/29/2015	100	48	0.0%

				3,997	146	0.0%

Oil, gas and consumable fuels
Mississippi Resources, LLC(7)	Class A Member Units (933 units)		6/4/2014	8,874	—	0.0%
Other
Oak Hill Credit Partners(4)(6)	Structured Product	6.38%	8/21/2015	3,345	3,162	0.3%
Symphony(4)(6)	Structured Product	6.63%	11/17/2014	5,638	5,360	0.6%

				8,983	8,522	0.9%

Total Equity and Other Investments				40,222	27,567	2.8%

Total Investments				$1,667,687	$1,657,403	173.8%

(1)	Certain portfolio company investments are subject to contractual restrictions on sales.
(2)	The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)	Loan contains a variable rate structure, subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, which reset periodically based on the terms of the loan agreement. For each such loan the Company has provided the interest rate in effect on the date presented.
(4)	This portfolio company is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets.
(5)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company may be entitled to receive additional interest as a result of an arrangement with other lenders in the syndicate to the extent a loan has been allocated to “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any amounts due thereunder.
(6)	Contains a variable rate structure. Bears interest at a rate determined by three-month LIBOR.

(7)	Under the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and “Control,” as such terms are defined in the 1940 Act, this portfolio company, as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2016 in which the issuer was an Affiliated Person of and was deemed to Control a portfolio company are as follows:

Controlled, Affiliated Investments during the year ended December 31, 2016

Company	Fair Value at December 31, 2015	Gross Additions (a)	Gross Reductions (b)	Net Unrealized Gain/(Loss)	Realized Gain/(Losses)	Fair Value at December 30, 2016	Other Income	Interest Income
Mississippi Resources, LLC	$36,682	$5,491	$(494)	$(7,794)	$—	$33,885	$200	$6,746
IRGSE Holding Corp.	26,816	8,358	—	(3,200)	—	31,974	4	3,229

Total	$63,498	$13,849	$(494)	$(10,994)	$—	$65,859	$204	$9,975

(a)	Gross additions include increases in the cost basis of investments resulting from new investments, payment-in-kind interest or dividends, the amortization of any unearned income or discounts on debt investments, as applicable.
(b)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, and the amortization of any premiums on debt investments, as applicable.
(8)	As of December 31, 2016, the tax cost of the Company’s investments approximates their amortized cost.
(9)	Notes contain a fixed rate structure. The Company entered into an interest rate swap agreement to swap to a floating rate. Refer to Note 5 for further information related to the Company’s interest rate swaps on investments.

The accompanying notes are an integral part of these consolidated financial statements.

TPG Specialty Lending, Inc.

Consolidated Statements of Changes in Net Assets

(Amounts in thousands)

(Unaudited)

	Three Months Ended March 31, 2017	Three Months Ended March 31, 2016
Increase in Net Assets Resulting from Operations
Net investment income	$28,519	$23,192
Net change in unrealized losses	(2,149)	(5,625)
Net realized gains	1,908	204

Increase in Net Assets Resulting from Operations	28,278	17,771

Increase (Decrease) in Net Assets Resulting from Capital Share Transactions
Issuance of common shares, net of offering and underwriting costs	—	78,275
Reinvestment of dividends	2,132	2,311
Purchases of treasury stock	—	(1,329)
Dividends declared from net investment income	(23,337)	(23,098)
Issuance of Convertible Senior Notes	356	—

Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(20,849)	56,159

Total Increase in Net Assets	7,429	73,930
Net assets, beginning of period	952,212	820,741

Net Assets, End of Period	$959,641	$894,671

Undistributed Net Investment Income Included in Net Assets at the End of the Period	$48,619	$26,712

The accompanying notes are an integral part of these consolidated financial statements.

TPG Specialty Lending, Inc.

Consolidated Statements of Cash Flows

(Amounts in thousands)

(Unaudited)

	Three Months Ended March 31, 2017	Three Months Ended March 31, 2016
Cash Flows from Operating Activities
Increase in net assets resulting from operations	$28,278	$17,771
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by (used) in operating activities:
Net change in unrealized (gains) losses on investments	(3,490)	4,162
Net change in unrealized losses on foreign currency transactions	5,793	2,703
Net change in unrealized gains on interest rate swaps	(154)	(1,240)
Net realized gains on investments	(1,322)	—
Net realized gains on foreign currency transactions	(355)	(241)
Net amortization of discount on investments	(9,425)	(3,078)
Amortization of debt issuance costs	735	575
Accretion of discount on Convertible Senior Notes	163	145
Purchases and originations of investments, net	(163,626)	(137,352)
Proceeds from investments, net	73,732	—
Repayments on investments	178,366	61,470
Paid-in-kind interest	(1,880)	(3,173)
Changes in operating assets and liabilities:
Interest receivable	1,584	(1,760)
Interest receivable paid-in-kind	180	64
Prepaid expenses and other assets	(9,007)	4,749
Management fees payable to affiliate	(198)	204
Incentive fees payable to affiliate	161	(96)
Payable to affiliate	(207)	266
Other liabilities	825	17,766

Net Cash Provided by (Used) in Operating Activities	100,153	(37,065)

Cash Flows from Financing Activities
Borrowings on debt	255,500	95,500
Payments on debt	(329,608)	(115,012)
Debt issuance costs	(3,812)	—
Proceeds from issuance of common stock, net of offering and underwriting costs	—	78,275
Purchases of treasury stock	—	(1,329)
Dividends paid to stockholders	(21,157)	(18,814)

Net Cash Provided by (Used) in Financing Activities	(99,077)	38,620

Net Increase in Cash, Cash Equivalents, and Restricted Cash	1,076	1,555
Cash, cash equivalents, and restricted cash, beginning of period	5,954	3,306

Cash, Cash Equivalents, and Restricted Cash, End of Period	$7,030	$4,861

Supplemental Information:
Interest paid during the period	$4,224	$3,986
Excise taxes paid during the period	$2,100	$1,500
Dividends declared during the period	$23,337	$23,098
Reinvestment of dividends during the period	$2,132	$2,311

The accompanying notes are an integral part of these consolidated financial statements.

TPG Specialty Lending, Inc.

Notes to Consolidated Financial Statements

(Unaudited)

(Amounts in thousands, unless otherwise indicated)

1. Organization and Basis of Presentation

Organization

TPG Specialty Lending, Inc. (“TSLX” or the “Company”) is a Delaware corporation formed on July 21, 2010. The Company was formed primarily to lend to, and selectively invest in, middle-market companies in the United States. The Company has elected to be regulated as a business development company (“BDC”) under the 1940 Act. In addition, for tax purposes, the Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). TSLX is managed by TSL Advisers, LLC (the “Adviser”). On June 1, 2011, the Company formed a wholly-owned subsidiary, TC Lending, LLC, a Delaware limited liability company. On March 22, 2012, the Company formed a wholly-owned subsidiary, TPG SL SPV, LLC, a Delaware limited liability company (“TPG SL SPV”). On May 19, 2014, the Company formed a wholly-owned subsidiary, TSL MR, LLC, a Delaware limited liability company.

On March 21, 2014, the Company completed its initial public offering (“IPO”) and the Company’s shares began trading on the New York Stock Exchange (“NYSE”) under the symbol “TSLX.”

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), and include the accounts of the Company and its subsidiaries. In the opinion of management, all adjustments considered necessary for the fair presentation of the consolidated financial statements for the periods presented, have been included. The results of operations for interim periods are not indicative of results to be expected for the full year. All intercompany balances and transactions have been eliminated in consolidation.

Certain financial information that is normally included in annual financial statements, including certain financial statement footnotes, prepared in accordance with U.S. GAAP, is not required for interim reporting purposes and has been condensed or omitted herein. These consolidated financial statements should be read in conjunction with the Company’s consolidated financial statements and notes related thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the Securities and Exchange Commission (“SEC”), on February 22, 2017.

Certain prior period information has been reclassified to conform to the current period presentation. These reclassifications have no effect on the Company’s financial position or its results of operations as previously reported.

The Company is an investment company and, therefore, applies the specialized accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

Fiscal Year End

The Company’s fiscal year ends on December 31.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates and such differences could be material.

Cash and Cash Equivalents

Cash and cash equivalents may consist of demand deposits, highly liquid investments (e.g., money market funds, U.S. Treasury notes, and similar type instruments) with original maturities of three months or less, and restricted cash pledged as collateral. Cash and cash equivalents denominated in U.S. dollars are carried at cost, which approximates fair value. The Company deposits its cash and cash equivalents with highly-rated banking corporations and, at times, cash deposits may exceed the insured limits under applicable law.

Investments at Fair Value

Investment transactions purchased on a secondary basis are recorded on the trade date. Loan originations are recorded on the date of the binding commitment, which is generally the funding date. Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses reflects the change in investment values and also includes the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.

Investments for which market quotations are readily available are typically valued at those market quotations. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of our investments, are valued at fair value as determined in good faith by the Company’s Board of Directors (the “Board”), based on, among other things, the input of the Adviser, the Company’s Audit Committee and independent third-party valuation firms engaged at the direction of the Board.

As part of the valuation process, the Board takes into account relevant factors in determining the fair value of its investments, including: the estimated enterprise value of a portfolio company (that is, the total value of the portfolio company’s net debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Board considers whether the pricing indicated by the external event corroborates its valuation.

The Board undertakes a multi-step valuation process, which includes, among other procedures, the following:

•	The valuation process begins with each investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the portfolio management team.

•	The Adviser’s management reviews the preliminary valuations with the investment professionals. Agreed upon valuation recommendations are presented to the Audit Committee.

•	The Audit Committee reviews the valuations presented and recommends values for each investment to the Board.

•	The Board reviews the recommended valuations and determines the fair value of each investment; valuations that are not based on readily available market quotations are valued in good faith based on, among other things, the input of the Adviser, Audit Committee and, where applicable, other third parties including independent third-party valuation firms engaged at the direction of the Board.

The Company currently conducts this valuation process on a quarterly basis.

In connection with debt and equity securities that are valued at fair value in good faith by the Board, the Board has engaged independent third-party valuation firms to perform certain limited procedures that the Board has identified and requested them to perform. At March 31, 2017, the independent third-party valuation firms performed their procedures over substantially all of the Company’s investments. Upon completion of such limited procedures, the third-party valuation firms determined that the fair value, as determined by the Board, of those investments subjected to their limited procedures, appeared reasonable.

The Company applies Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurement “ASC 820”, as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Company considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:

•	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

•	Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur. In addition to using the above inputs in investment valuations, the Company applies the valuation policy approved by its Board that is consistent with ASC 820. Consistent with the valuation policy, the Company evaluates the source of inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When a security is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), the Company subjects those prices to various additional criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, the Company reviews pricing provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs. Some additional factors considered include the number of prices obtained as well as an assessment as to their quality, such as the depth of the relevant market relative to the size of the Company’s position.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.

Financial and Derivative Instruments

The Company recognizes all derivative instruments as assets or liabilities at fair value in its consolidated financial statements. Derivative contracts entered into by the Company are not designated as hedging instruments, and as a result the Company presents changes in fair value through current period earnings.

In the normal course of business, the Company has commitments and risks resulting from its investment transactions, which may include those involving derivative instruments. Derivative instruments are measured in terms of the notional contract amount and derive their value based upon one or more underlying instruments. While the notional amount gives some indication of the Company’s derivative activity, it generally is not exchanged, but is only used as the basis on which interest and other payments are exchanged. Derivative instruments are subject to various risks similar to non-derivative instruments including market, credit, liquidity, and operational risks. The Company manages these risks on an aggregate basis as part of its risk management process.

Derivatives, including the Company’s interest rate swaps, for which broker quotes are available are typically valued at those broker quotes.

Offsetting Assets and Liabilities

Foreign currency forward contract and interest rate swap receivables or payables pending settlement are offset, and the net amount is included with receivable or payable for foreign currency forward contracts or interest rate swaps in the consolidated balance sheets when, and only when, they are the same counterparty, the Company has the legal right to offset the recognized amounts, and it intends to either settle on a net basis or realize the asset and settle the liability simultaneously.

Foreign Currency

Foreign currency amounts are translated into U.S. dollars on the following basis:

•	cash and cash equivalents, market value of investments, outstanding debt on revolving credit facilities, other assets and liabilities: at the spot exchange rate on the last business day of the period; and

•	purchases and sales of investments, borrowings and repayments of such borrowings, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Company’s current approach to hedging the foreign currency exposure in its non-U.S. dollar denominated investments is primarily to borrow the par amount in local currency under the Company’s Revolving Credit Facility to fund these investments. Fluctuations arising from the translation of foreign currency borrowings are included with the net change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the consolidated statements of operations.

Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Equity Offering Expenses

The Company records expenses related to registration statement filings and applicable offering costs as deferred financing costs in other assets and a portion of these expenses are charged as a reduction of capital upon each such offering.

Debt Issuance Costs

The Company records origination and other expenses related to its debt obligations as deferred financing costs, which are presented as a direct deduction from the carrying value of the related debt liability. These expenses are deferred and amortized using the effective interest method, or straight-line method, over the stated maturity of the obligation.

Interest and Dividend Income Recognition

Interest income is recorded on an accrual basis and includes the amortization of discounts and premiums. Discounts and premiums to par value on securities purchased or originated are amortized into interest income over the contractual life of the respective security using the effective interest method. The amortized cost of investments represents the original cost adjusted for the amortization of discounts and premiums, if any.

Unless providing services in connection with an investment, such as syndication, structuring or diligence, all or a portion of any loan fees received by the Company will be deferred and amortized over the investment’s life using the effective interest method.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when management has reasonable doubt that the borrower will pay principal or interest in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest has been paid and, in management’s judgment, the borrower is likely to make principal and interest payments in the future. Management may determine to not place a loan on non-accrual status if, notwithstanding any failure to pay, the loan has sufficient collateral value and is in the process of collection.

Dividend income on preferred equity securities is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.

Other Income

From time to time, the Company may receive fees for services provided to portfolio companies by the Adviser. The services that the Adviser provides vary by investment, but generally include syndication, structuring or diligence fees, and fees for providing managerial assistance to our portfolio companies and are recognized as revenue when earned.
Reimbursement of Transaction-Related Expenses

The Company may receive reimbursement for certain transaction-related expenses in pursuing investments. Transaction-related expenses, which are expected to be reimbursed by third parties, are typically deferred until the transaction is consummated and are recorded in Prepaid expenses and other assets on the date incurred. The transaction-related costs of pursuing investments not otherwise reimbursed are borne by the Company and for successfully completed investments included as a component of the investment’s cost basis. Subsequent to closing, investments are recorded at fair value at each reporting period.

Cash advances received in respect of transaction-related expenses are recorded as cash and cash equivalents with an offset to Other liabilities or Payables to affiliates. Other liabilities or Payables to affiliates are relieved as reimbursable expenses are incurred.

Income Taxes

The Company has elected to be treated as a BDC under the 1940 Act. The Company also has elected to be treated as a RIC under the Internal Revenue Code. So long as the Company maintains its status as a RIC, it will generally not pay corporate-level U.S. federal income or excise taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. As a result, any tax liability related to income earned and distributed by the Company represents obligations of the Company’s stockholders and will not be reflected in the consolidated financial statements of the Company.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

Dividends to Common Stockholders

The amount to be paid out as a dividend is determined by the Board and is generally based upon the earnings estimated by the Adviser. Net realized long-term capital gains, if any, would be generally distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of any dividends declared in cash on behalf of stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes, and it declares, a cash dividend, then the stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividend. The Company expects to use newly issued shares to implement the dividend reinvestment plan.

Accounting Standards Adopted in 2017

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update 2016-18 (“ASU 2016-18”), “Statement of Cash Flows (Topic 230) – Restricted Cash.” The standard requires an entity’s reconciliation of the beginning-of-period and end-of-period total amounts shown on the statement of cash flows to include in cash and cash equivalents amounts generally described as restricted cash and restricted cash equivalents. ASU 2016-18 is effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2017. Early adoption is permitted, including adoption in an interim period. The Company adopted this guidance during the quarter ended March 31, 2017 and adjusted the prior period statement of cash flows to reflect the change.

New Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board issued Accounting Standards Update 2014-09 (“ASU 2014-09”), “Revenue from Contracts with Customers (Topic 606).” The guidance in this ASU supersedes the revenue recognition requirements in Topic 605, Revenue Recognition. Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU 2014-09 are effective for public companies for interim and annual periods in fiscal years beginning after December 15, 2017, with early adoption permitted for interim and annual periods in fiscal years beginning after December 15, 2016. The Company expects that the adoption of this guidance will not have a material impact on the Company’s financial position, results of operations or cash flows.

3. Agreements and Related Party Transactions

Administration Agreement

On March 15, 2011, the Company entered into the Administration Agreement with the Adviser. Under the terms of the Administration Agreement, the Adviser provides administrative services to the Company. These services include providing office space, equipment and office services, maintaining financial records, preparing reports to stockholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. Certain of these services are reimbursable to the Adviser under the terms of the Administration Agreement. In addition, the Adviser is permitted to delegate its duties under the Administration Agreement to affiliates or third parties and the Company pays or reimburses the Adviser for certain expenses incurred by any such affiliates or third parties for work done on its behalf.

For the three months ended March 31, 2017 and 2016, the Company incurred expenses of $1.0 million and $0.9 million, respectively, for administrative services payable to the Adviser under the terms of the Administration Agreement.

The Administration Agreement was subsequently amended on February 22, 2017 to make certain clarifications to the agreement, including with respect to the scope of the costs and expenses of the Administrator’s services. In February 2017, the Board approved an amendment to the Administration Agreement. Unless earlier terminated as described below, the Administration Agreement will remain in effect until February 2018, and may be extended subject to required approvals. The Administration Agreement may be terminated by either party without penalty on 60 days’ written notice to the other party.

No person who is an officer, director or employee of the Adviser or its affiliates and who serves as a director of the Company receives any compensation from the Company for his or her services as a director. However, the Company reimburses the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser or its affiliates to the Company’s Chief Compliance Officer, Chief Financial Officer, and other professionals who spend time on such related activities (based on the percentage of time those individuals devote, on an estimated basis, to the business and affairs of the Company). Directors who are not affiliated with the Adviser receive compensation for their services and reimbursement of expenses incurred to attend meetings.

Investment Advisory Agreement

On April 15, 2011, the Company entered into the Investment Advisory Agreement with the Adviser. The Investment Advisory Agreement was subsequently amended on December 12, 2011. Under the terms of the Investment Advisory Agreement, the Adviser will provide investment advisory services to the Company. The Adviser’s services under the Investment Advisory Agreement are not exclusive, and the Adviser is free to furnish similar or other services to others so long as its services to the Company are not impaired. Under the terms of the Investment Advisory Agreement, the Company will pay the Adviser the Management Fee and may also pay certain Incentive Fees.

The Management Fee is calculated at an annual rate of 1.5% based on the average value of the Company’s gross assets calculated using the values at the end of the two most recently completed calendar quarters, adjusted for any share issuances or repurchases during the period. The Management Fee is payable quarterly in arrears.

For the three months ended March 31, 2017 and 2016, Management Fees were $6.1 million and $5.7 million, respectively.

For the periods ended December 31, 2016 and prior, the Adviser voluntarily waived the Management Fee on the Company’s ownership of shares of common stock in TICC Capital Corp. (the “TICC Shares”). The Adviser did not waive any Management Fees for the three months ended March 31, 2017.

For the three months ended March 31, 2016, Management Fees of $14.6 were waived, consisting solely of Management Fees attributable to the Company’s ownership of the TICC Shares.

The Incentive Fee consists of two parts, as follows:

(i)	The first component, payable at the end of each quarter in arrears, equals 100% of the pre-Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate,” the calculation of which is further explained below, until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that quarter and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that quarter. The 100% “catch-up” provision for pre-Incentive Fee net investment income in excess of the 1.5% “hurdle rate” is intended to provide the Adviser with an incentive fee of 17.5% on all pre-Incentive Fee net investment income when that amount equals 1.82% in a quarter (7.28% annualized), which is the rate at which catch-up is achieved. Once the “hurdle rate” is reached and catch-up is achieved, 17.5% of any pre-Incentive Fee net investment income in excess of 1.82% in any quarter is payable to the Adviser.

Pre-Incentive Fee net investment income means dividends, interest and fee income accrued by the Company during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Management Fee, expenses payable under the Administration Agreement to the Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest and zero coupon securities), accrued income that the Company may not have received in cash. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

(ii)	The second component, payable at the end of each fiscal year in arrears, equaled 15% through March 31, 2014 and, beginning April 1, 2014, equals a weighted percentage of cumulative realized capital gains from the Company’s inception to the end of that fiscal year, less cumulative realized capital losses and unrealized capital depreciation. This component of the Incentive Fee is referred to as the Capital Gains Fee. Each year, the fee paid for this component of the Incentive Fee is net of the aggregate amount of any previously paid Capital Gains Fee for prior periods. For capital gains that accrue following March 31, 2014, the Incentive Fee rate is 17.5%. The Company accrues, but does not pay, a capital gains Incentive Fee with respect to unrealized appreciation because a capital gains Incentive Fee would be owed to the Adviser if the Company were to sell the relevant investment and realize a capital gain. The weighted percentage is intended to ensure that for each fiscal year following the completion of the IPO, the portion of the Company’s realized capital gains that accrued prior to March 31, 2014, is subject to an incentive fee rate of 15% and the portion of the Company’s realized capital gains that accrued beginning April 1, 2014 is subject to an incentive fee rate of 17.5%.

For purposes of determining whether pre-Incentive Fee net investment income exceeds the hurdle rate, pre-Incentive Fee net investment income is expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter.

The Company accrues the Incentive Fee taking into account unrealized gains and losses; however, Section 205(b)(3) of the Investment Advisers Act of 1940, as amended, prohibits the Adviser from receiving the payment of fees until those gains are realized, if ever. There can be no assurance that such unrealized gains will be realized in the future.

For the three months ended March 31, 2017 and 2016, Incentive Fees were $6.0 million and $4.9 million, respectively, of which $6.0 million and $4.8 million, respectively, were realized and payable to the Adviser.

For the periods ended December 31, 2016 and prior, the Adviser voluntarily waived the Incentive Fees attributable to pre-Incentive Fee net investment income accrued by the Company as a result of the Company’s ownership of the TICC Shares. The Adviser did not waive any part of the Capital Gains Fee attributable to the Company’s ownership of the TICC Shares and, accordingly, any realized capital gains or losses and unrealized capital depreciation with respect to the TICC Shares apply against the Company’s cumulative realized capital gains on which the Capital Gains Fee is calculated.

The Adviser did not waive any Incentive Fees for the three months ended March 31, 2017. For the three months ended March 31, 2016, Incentive Fees of $0.1 million were waived consisting solely of Incentive Fees attributable to the Company’s ownership of the TICC Shares. Any waived Incentive Fees are not subject to recoupment by the Adviser.

Since the Company’s IPO, with the exception of its waiver of Management Fees and certain Incentive Fees attributable to the Company’s ownership of the TICC Shares, the Adviser has not waived its right to receive any Management Fees or Incentive Fees payable pursuant to the Investment Advisory Agreement.

In November 2016, the Board renewed the Investment Advisory Agreement. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect until November 2017, and may be extended subject to required approvals. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon 60 days’ written notice to the other party.

From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.

4. Investments at Fair Value

Under the 1940 Act, the Company is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company’s outstanding voting securities as investments in “affiliated” companies and/or had the power to exercise control over the management or policies of such portfolio company. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company as investments in “controlled” companies. Detailed information with respect to the Company’s non-controlled, non-affiliated; non-controlled, affiliated; and controlled affiliated investments is contained in the accompanying consolidated financial statements, including the consolidated schedules of investments. The information in the tables below is presented on an aggregate portfolio basis, without regard to whether they are non-controlled non-affiliated, non-controlled affiliated or controlled affiliated investments.

Investments at fair value consisted of the following at March 31, 2017 and December 31, 2016:

	March 31, 2017
	Amortized Cost(1)	Fair Value	Net Unrealized Gain (Loss)
First-lien debt investments	$1,553,506	$1,556,664	$3,158
Second-lien debt investments	3,342	3,358	16
Mezzanine and unsecured debt investments	—	—	—
Equity and other investments	30,225	20,256	(9,969)

Total Investments	$1,587,073	$1,580,278	$(6,795)

	December 31, 2016
	Amortized Cost(1)	Fair Value	Net Unrealized Gain (Loss)
First-lien debt investments	$1,592,753	$1,599,578	$6,825
Second-lien debt investments	23,959	19,577	(4,382)
Mezzanine and unsecured debt investments	10,753	10,681	(72)
Equity and other investments	40,222	27,567	(12,655)

Total Investments	$1,667,687	$1,657,403	$(10,284)

(1)	The amortized cost represents the original cost adjusted for the amortization of discounts or premiums, as applicable, on debt investments using the effective interest method.

The industry composition of Investments at fair value at March 31, 2017 and December 31, 2016 is as follows:

	March 31, 2017	December 31, 2016
Automotive	1.9%	1.8%
Beverage, food, and tobacco	3.5%	3.5%
Business services	22.5%	22.6%
Chemicals	0.8%	0.7%
Education	6.3%	6.0%
Electronics	4.0%	4.2%
Financial services	12.7%	10.8%
Healthcare	10.9%	12.2%
Hotel, gaming, and leisure	3.7%	4.5%
Human resource support services	4.0%	3.8%
Insurance	4.1%	4.0%
Internet services	—	3.1%
Manufacturing	—	3.2%
Office products	2.3%	2.2%
Oil, gas and consumable fuels	1.9%	2.7%
Other	0.4%	0.5%
Pharmaceuticals	8.8%	4.5%
Retail and consumer products	11.4%	8.9%
Transportation	0.8%	0.8%

Total	100.0%	100.0%

The geographic composition of Investments at fair value at March 31, 2017 and December 31, 2016 is as follows:

	March 31, 2017	December 31, 2016
United States
Midwest	9.6%	12.8%
Northeast	29.9%	29.3%
South	20.3%	24.5%
West	34.2%	28.0%
Canada	3.0%	1.6%
Europe	3.0%	3.8%

Total	100.0%	100.0%

5. Derivatives

Interest Rate Swaps

In January 2015, in connection with its 2019 Convertible Senior Notes, the Company entered into two interest rate swap transactions, each with a $57.5 million notional amount. The Company receives fixed rate interest at 4.50% and pays variable rate interest based on the three-month London Interbank Offered Rate (“LIBOR”) plus 286 basis points. The swap transactions mature on December 15, 2019.

In November 2015, in connection with a fixed rate investment, the Company entered into two interest rate swap transactions, each with a $46.3 million notional amount. The Company receives three-month LIBOR and pays fixed rate interest at 1.16%. The swap transactions mature on October 5, 2018.

In January 2017, in connection with a fixed rate investment, the Company entered into an interest rate swap transaction with a $33.3 million notional amount. The Company receives three-month LIBOR plus 665.25 basis points and pays fixed rate interest at 8.375%. The swap transaction matures on January 10, 2020.

In February 2017, in connection with the issuance of the 2022 Convertible Senior Notes, the Company entered into an interest rate swap transaction with a $115 million notional amount. The Company receives fixed rate interest at 4.50% and pays variable rate interest based on the three-month LIBOR plus 237.2 basis points. The swap transaction matures on August 1, 2022.

The following tables present the gross and net information on the Company’s interest rate swap transactions that are eligible for offset in the Company’s consolidated balance sheets as of March 31, 2017 and December 31, 2016.

	March 31, 2017
($ in thousands)	Maturity Date	Notional Amount(1)	Gross Amount of Recognized Assets	Gross Amount Offset in the Consolidated Balance Sheets	Net Amount of Assets in the Consolidated Balance Sheets	Account in the Consolidated Balance Sheets
Interest rate swap	10/5/2018	$92,500	$417	$—	$417	Receivable for interest rate swaps
Interest rate swap	12/15/2019	115,000	—	(482)	(482)	Receivable for interest rate swaps
Interest rate swap	1/10/2020	33,333	165	(35)	130	Receivable for interest rate swaps
Interest rate swap	8/1/2022	115,000	158	—	158	Receivable for interest rate swaps

Total		$355,833	$740	$(517)	$223

(1)	The notional amount of certain interest rate swaps may exceed the Company’s investment in individual portfolio companies as a result of arrangements with other lenders in the syndicate.

	December 31, 2016
($ in thousands)	Maturity Date	Notional Amount(1)	Gross Amount of Recognized Assets	Gross Amount Offset in the Consolidated Balance Sheets	Net Amount of Assets in the Consolidated Balance Sheets	Account in the Consolidated Balance Sheets
Interest rate swap	12/15/2019	$115,000	$—	$(207)	$(207)	Receivable for interest rate swaps
Interest rate swap	10/5/2018	92,500	276	—	276	Receivable for interest rate swaps

Total		$207,500	$276	$(207)	$69

(1)	The notional amount of certain interest rate swaps may exceed the Company’s investment in individual portfolio companies as a result of arrangements with other lenders in the syndicate.

During the three months ended March 31, 2017 and 2016, the Company received $1.3 million and $1.3 million, respectively, and paid $1.2 million and $1.0 million, respectively, related to the quarterly settlements of its total $115 million notional amount interest rate swaps, which mature on December 15, 2019. The net amounts of these settlements are reductions to interest expense in the Company’s consolidated statements of operations.

During the three months ended March 31, 2017 and 2016, the Company received $0.2 million and $0.1 million, respectively, and paid $0.3 million and $0.3 million, respectively, related to the quarterly settlement of its total $92.5 million notional amount interest rate swaps, which mature on October 5, 2018. The net amounts of these settlements are a reduction to interest income in the Company’s consolidated statements of operations.

For the three months ended March 31, 2017 and 2016, the Company recognized $0.2 million and $1.2 million, respectively, of unrealized appreciation on derivatives in the consolidated statement of operations related to the swap transactions. As of March 31, 2017 and December 31, 2016, the swap transactions had a fair value of $0.2 million and $0.1 million, respectively, which is included in receivable for interest rate swaps on the Company’s consolidated balance sheet.

The Company is required under the terms of its derivatives agreements to pledge assets as collateral to secure its obligations under the derivatives. The amount of collateral required varies over time based on the mark-to-market value, notional amount and remaining term of the derivatives, and may exceed the amount owed by the Company on a mark-to-market basis. Any failure by the Company to fulfill any collateral requirement (e.g., a so-called “margin call”) may result in a default. In the event of a default by a counterparty, the Company would be an unsecured creditor to the extent of any such overcollateralization. As of March 31, 2017, $2.6 million of cash is pledged as collateral under the Company’s derivative instruments and is included in restricted cash as a component of cash and cash equivalents on the Company’s consolidated balance sheet. The Company had $1.1 million of cash collateral posted as of December 31, 2016, which is also included in restricted cash as a component of cash and cash equivalents on the Company’s consolidated balance sheet.

The Company may enter into other derivative instruments and incur other exposures with the same or other counterparties in the future.

6. Fair Value of Financial Instruments

Investments

The following tables present fair value measurements of investments as of March 31, 2017 and December 31, 2016:

	Fair Value Hierarchy at March 31, 2017
	Level 1	Level 2	Level 3	Total
First-lien debt investments	$—	$120,023	$1,436,641	$1,556,664
Second-lien debt investments	—	—	3,358	3,358
Mezzanine and unsecured debt investments	—	—	—	—
Equity and other investments	8	5,986	14,262	20,256

Total Investments at Fair Value	$8	$126,009	$1,454,261	$1,580,278
Interest rate swaps	—	223	—	223

Total	$8	$126,232	$1,454,261	$1,580,501

	Fair Value Hierarchy at December 31, 2016
	Level 1	Level 2	Level 3	Total
First-lien debt investments	$—	$145,491	$1,454,087	$1,599,578
Second-lien debt investments	—	16,227	3,350	19,577
Mezzanine debt investments	5,511	5,170	—	10,681
Equity and other investments	6,580	8,522	12,465	27,567

Total Investments at Fair Value	$12,091	$175,410	$1,469,902	$1,657,403
Interest rate swaps	—	69	—	69

Total	$12,091	$175,479	$1,469,902	$1,657,472

Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

The following tables present the changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the three months ended March 31, 2017 and 2016:

	As of and for the Three Months Ended March 31, 2017
	First-lien debt investments	Second-lien debt investments	Mezzanine and unsecured debt investments	Equity and other investments	Total
Balance, beginning of period	$1,454,087	$3,350	$—	$12,465	$1,469,902
Purchases or originations	163,626	—	—	—	163,626
Repayments / redemptions	(188,342)	—	—	—	(188,342)
Paid-in-kind interest	1,880	—	—	—	1,880
Net change in unrealized gains (losses)	(3,292)	8	—	1,797	(1,487)
Net realized losses	(74)	—	—	—	(74)
Net amortization of discount on securities	8,756	—	—	—	8,756
Transfers into (out of) Level 3	—	—	—	—	—

Balance, End of Period	$1,436,641	$3,358	$—	$14,262	$1,454,261

	As of and for the Three Months Ended March 31, 2016
	First-lien debt investments	Second-lien debt investments	Mezzanine and unsecured debt investments	Equity and other investments	Total
Balance, beginning of period	$1,229,491	$90,442	$7,801	$8,205	$1,335,939
Purchases or originations	92,438	(5)	—	—	92,433
Repayments / redemptions	(59,198)	—	(2,165)	—	(61,363)
Paid-in-kind interest	2,300	873	—	—	3,173
Net change in unrealized gains (losses)	425	24	280	(213)	516
Net realized gains (losses)	(95)	—	79	—	(16)
Net amortization of discount on securities	2,631	82	28	—	2,741
Transfers into (out of) Level 3	—	—	—	—	—

Balance, End of Period	$1,267,992	$91,416	$6,023	$7,992	$1,373,423

The following table presents information with respect to net change in unrealized appreciation or depreciation on investments for which Level 3 inputs were used in determining fair value that are still held by the Company at March 31, 2017 and 2016:

	Net Change in Unrealized Appreciation or (Depreciation) for the Three Months Ended March 31, 2017 on Investments Held at March 31, 2017	Net Change in Unrealized Appreciation or (Depreciation) for the Three Months Ended March 31, 2016 on Investments Held at March 31, 2016
First-lien debt investments	$3,594	$1,258
Second-lien debt investments	8	24
Mezzanine and unsecured debt investments	—	20
Equity and other investments	1,797	(213)

Total	$5,399	$1,089

The following tables present the fair value of Level 3 Investments at fair value and the significant unobservable inputs used in the valuations as of March 31, 2017 and December 31, 2016. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company’s determination of fair values.

	March 31, 2017
	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase to Input
First-lien debt investments	$1,436,641	Income approach(1)	Market yield	5.2% — 12.12% (9.2%)	Decrease
Second-lien debt investments	$3,358	Income approach	Market yield	13.5% — 13.5% (13.5%)	Decrease
Equity and other investments	$14,262	Market Multiple(2)	Comparable multiple	8.4x — 13.5x (10.3x)	Increase

(1)	Includes $77.2 million of first-lien debt investments which, due to the proximity of the transactions relative to the measurement date, were valued using the cost of the investments.
(2)	Includes $0.1 million of equity investments which were valued using a weighted valuation approach.

	December 31, 2016
	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase to Input
First-lien debt investments	$1,454,087	Income approach(1)	Market yield	6.6% — 12.9% (9.3%)	Decrease
Second-lien debt investments	$3,350	Income approach	Market yield	13.6% — 13.6% (13.6%)	Decrease
Equity and other investments	$12,465	Market Multiple(2)	Comparable multiple	8.4x — 13.5x (10.1x)	Increase

(1)	Includes $123.6 million of first-lien debt investments which were valued using a waterfall of the asset valuation.
(2)	Includes $4.7 million of equity investments which were valued using a weighted valuation approach.

The Company typically determines the fair value of its performing Level 3 debt investments utilizing a yield analysis. In a yield analysis, a price is ascribed for each investment based upon an assessment of current and expected market yields for similar investments and risk profiles. Additional consideration is given to the expected life, portfolio company performance since close, and other terms and risks associated with an investment. Among other factors, a determinant of risk is the amount of leverage used by the portfolio company relative to the total enterprise value of the company, and the rights and remedies of our investment within each portfolio company’s capital structure.

Significant unobservable quantitative inputs typically considered in the fair value measurement of the Company’s Level 3 debt investments primarily include current market yields, including relevant market indices, but may also include quotes from brokers, dealers, and pricing services as indicated by comparable investments. If debt investments are credit impaired, an enterprise value analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind-down analysis may be utilized to estimate enterprise value. For the Company’s Level 3 equity investments, multiples of similar companies’ revenues, earnings before income taxes, depreciation and amortization (“EBITDA”) or some combination thereof and comparable market transactions are typically used.

Financial Instruments Not Carried at Fair Value

Debt

The fair value of the Company’s Revolving Credit Facility, which is categorized as Level 3 within the fair value hierarchy, as of March 31, 2017, approximates its carrying value as the outstanding balance is callable at carrying value. The fair value of the Company’s Convertible Senior Notes, which are categorized as Level 2 within the fair value hierarchy, as of March 31, 2017, was $237.2 million, based on broker quotes received by the Company.

Other Financial Assets and Liabilities

The carrying amounts of the Company’s assets and liabilities, other than investments at fair value and the Convertible Senior Notes, approximate fair value due to their short maturities or their close proximity of the originations to the measurement date. Under the fair value hierarchy, cash and cash equivalents are classified as Level 1 while the Company’s other assets and liabilities, other than investments at fair value and Revolving Credit Facility, are classified as Level 2.

7. Debt

In accordance with the 1940 Act, with certain limitations, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. As of March 31, 2017 and December 31, 2016, the Company’s asset coverage was 255.3% and 237.7%, respectively.

Debt obligations consisted of the following as of March 31, 2017 and December 31, 2016:

	March 31, 2017
	Aggregate Principal Amount Committed	Outstanding Principal	Amount Available(1)	Carrying Value(2)
Revolving Credit Facility	$945,000	$390,216	$554,784	$381,899
2019 Convertible Senior Notes	115,000	115,000	—	111,134
2022 Convertible Senior Notes	115,000	115,000	—	110,966

Total Debt	$1,175,000	$620,216	$554,784	$603,999

(1)	The amount available reflects any limitations related to the respective debt facilities’ borrowing bases.
(2)	The carrying values of the Company’s Revolving Credit Facility and 2019 and 2022 Convertible Senior Notes are presented net of deferred financing costs of $8.3 million, $2.1 million, and $3.7 million, respectively.

	December 31, 2016
	Aggregate Principal Amount Committed	Outstanding Principal	Amount Available(1)	Carrying Value(2)
Revolving Credit Facility	$945,000	$578,657	$366,343	$569,919
2019 Convertible Senior Notes	115,000	115,000	—	110,790

Total Debt	$1,060,000	$693,657	$366,343	$680,709

(1)	The amount available reflects any limitations related to the respective debt facilities’ borrowing bases.
(2)	The carrying values of the Company’s Revolving Credit Facility and 2019 Convertible Senior Notes are presented net of deferred financing costs of $8.7 million and $2.3 million, respectively.

For the three months ended March 31, 2017 and 2016, the components of interest expense were as follows:

	Three Months Ended
	March 31, 2017	March 31, 2016
Interest expense	$5,687	$4,631
Commitment fees	414	260
Amortization of debt issuance costs	735	575
Accretion of original issue discount	163	145
Swap settlement(1)	(134)	(313)

Total Interest Expense	$6,865	$5,298

Average debt outstanding (in millions)	$699.3	$666.0
Weighted average interest rate	3.18%	2.59%
Average 1-month LIBOR rate	0.83%	0.43%

(1)	Includes the quarterly settlement of the interest rate swap related to the Company’s 2019 Convertible Senior Notes.

Revolving Credit Facility

On August 23, 2012, the Company entered into a senior secured revolving credit agreement with SunTrust Bank, as administrative agent, and J.P. Morgan Chase Bank, N.A., as syndication agent, and certain other lenders. On July 2, 2013, the Company entered into an agreement to amend and restate the agreement, effective on July 3, 2013. The amended and restated facility, among other things, increased the size of the facility from $200 million to $350 million. The facility included an uncommitted accordion feature that allowed the Company, under certain circumstances, to increase the size of the facility up to $550 million. On September 30, 2013, the Company exercised its right under the accordion feature and increased the size of the facility to $400 million. On January 27, 2014, the Company again exercised its right under the accordion feature and increased the size of the facility to $420 million.

On February 27, 2014, the Company further amended and restated the agreement. The second amended and restated agreement (the Revolving Credit Facility), among other things:

•	increased the size of the facility to $581.3 million;

•	increased the size of the uncommitted accordion feature to allow the Company, under certain circumstances to increase the size of the facility up to $956.3 million;

•	increased the limit for swingline loans to $100 million;

•	with respect to $545 million in commitments,

•	extended the expiration of the revolving period from June 30, 2017 to February 27, 2018, during which period the Company, subject to certain conditions, may make borrowings under the facility, and

•	extended the stated maturity date from July 2, 2018 to February 27, 2019; and

•	provided that borrowings under the multicurrency tranche will be available in certain additional currencies.

On May 30, 2014, the Company entered into agreements with various financial institutions pursuant to which each of the institutions agreed to provide commitments through the accordion feature of the Revolving Credit Facility, increasing the aggregate commitments from $581.3 million to $781.3 million.

On June 27, 2014, the Company further amended the Revolving Credit Facility to extend the $36.3 million in commitments not previously extended such that the revolving period as it related to all outstanding commitments would expire on February 27, 2018 and the stated maturity date as it related to all outstanding commitments would be February 27, 2019.

On October 17, 2014, the Company entered into a third amendment to the Revolving Credit Facility:

•	decreasing the applicable margin with respect to (i) any loan bearing interest at a rate determined by reference to the Alternate Base Rate from 1.25% to 1.00% and (ii) any loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate from 2.25% to 2.00%;

•	decreasing the aggregate commitments from $781.3 million to $766.3 million;

•	extending the revolving period from February 27, 2018 to October 17, 2018;

•	extending the stated maturity date from February 27, 2019 to October 17, 2019; and

•	increasing the sublimit applicable to letters of credit from $20 million to $100 million.

On October 23, 2014, the Company entered into an agreement with a financial institution pursuant to which the institution agreed to provide commitments through the accordion feature, increasing the aggregate commitments from $766.3 million to $776.3 million. On November 3, 2014, an existing lender agreed to increase their commitment through the accordion feature, increasing aggregate commitments from $776.3 million to $781.3 million.

On October 2, 2015, the Company entered into a fourth amendment to the Revolving Credit Facility:

•	decreasing the applicable margin with respect to (i) any loan bearing interest at a rate determined by reference to the Alternate Base Rate from 1.00% to 0.75% and (ii) any loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate from 2.00% to 1.75%, in each case, if the Borrowing Base is equal to or greater than 1.85 times the Combined Debt Amount;

•	increasing the aggregate commitments from $781.3 million to $821.3 million;

•	extending the revolving period from October 17, 2018 to October 2, 2019;

•	extending the stated maturity date from October 17, 2019 to October 2, 2020; and

•	increasing the accordion feature, which allows the Company, under certain circumstances, to increase the size of the Revolving Credit Facility, from a maximum of $956.3 million to a maximum of $1.25 billion.

On December 10, 2015, TPG SL SPV, LLC became a guarantor under the Revolving Credit Facility.

On December 22, 2016, the Company entered into a fifth amendment to the Revolving Credit Facility:

•	increasing the aggregate commitments from $821.3 million to $945.0 million;

•	with respect to $885.0 million in commitments,

•	extending the revolving period from October 2, 2019 to December 22, 2020; and

•	extending the stated maturity date from October 2, 2020 to December 22, 2021.

The Company may borrow amounts in U.S. dollars or certain other permitted currencies. As of March 31, 2017, the Company had outstanding debt denominated in Euro (EUR) of 40.9 million on its Revolving Credit Facility, included in the Outstanding Principal amount in the table above.

Amounts drawn under the Revolving Credit Facility, including amounts drawn in respect of letters of credit, bear interest at either LIBOR plus a margin, or the prime rate plus a margin. The Company may elect either the LIBOR or prime rate at the time of drawdown, and loans may be converted from one rate to another at any time, subject to certain conditions. The Company also pays a fee of 0.375% on undrawn amounts and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then applicable margin while the letter of credit is outstanding.

The Revolving Credit Facility is guaranteed by TPG SL SPV, LLC, TC Lending, LLC and TSL MR, LLC and may be guaranteed by certain domestic subsidiaries in the future. The Revolving Credit Facility is secured by a perfected first-priority security interest in substantially all the portfolio investments held by the Company and each guarantor. Proceeds from borrowings may be used for general corporate purposes, including the funding of portfolio investments.

The Revolving Credit Facility includes customary events of default, as well as customary covenants, including restrictions on certain distributions and financial covenants requiring:

•	an asset coverage ratio of no less than 2 to 1 on the last day of any fiscal quarter;

•	a liquidity test under which the Company must not maintain cash and liquid investments of less than 10% of the covered debt amount for more than 30 consecutive business days under circumstances where the Company’s adjusted covered debt balance is greater than 90% of the Company’s adjusted borrowing base under the facility; and

•	stockholders’ equity of at least $500 million plus 25% of the net proceeds of the sale of equity interests after December 22, 2016.

Net proceeds received from the Company’s common stock issuance in March 2016 and net proceeds received from the issuance of the 2022 Convertible Senior Notes were used to pay down borrowings on the Revolving Credit Facility.

2019 Convertible Senior Notes

In June 2014, the Company issued in a private offering $115 million aggregate principal amount convertible senior notes due December 2019 (the “2019 Convertible Senior Notes”). The 2019 Convertible Senior Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The 2019 Convertible Senior Notes are unsecured, and bear interest at a rate of 4.50% per year, payable semiannually. The 2019 Convertible Senior Notes will mature on December 15, 2019. In certain circumstances, the 2019 Convertible Senior Notes will be convertible into cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, at an initial conversion rate of 38.7162 shares of common stock per $1,000 principal amount of 2019 Convertible Senior Notes, which is equivalent to an initial conversion price of approximately $25.83 per share of the Company’s common stock, subject to customary anti-dilution adjustments. The sale of the 2019 Convertible Senior Notes generated net proceeds of approximately $110.8 million. The Company used the net proceeds of the offering to pay down debt under the Revolving Credit Facility. In connection with the offering of 2019 Convertible Senior Notes, the Company has entered into interest rate swaps to continue to align the interest rates of its liabilities with its investment portfolio, which consists of predominately floating rate loans. As a result of the swaps, the Company’s effective interest rate on the 2019 Convertible Senior Notes is three-month LIBOR plus 286 basis points. See Note 5 for further information related to the Company’s interest rate swaps.

Holders may convert their 2019 Convertible Senior Notes at their option at any time prior to June 15, 2019 only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on September 30, 2014 (and only during such calendar quarter), if the last reported sale price of the common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price (as defined in the indenture governing the 2019 Convertible Senior Notes) per $1,000 principal amount of notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Company’s common stock and the conversion rate on each such trading day; or (3) upon the occurrence of specified corporate events. On or after June 15, 2019 until the close of business on the scheduled trading day immediately preceding the maturity date, holders may convert their notes at any time, regardless of the occurrence or nonoccurrence of any of the foregoing circumstances.

2022 Convertible Senior Notes

In February 2017, the Company issued in a private offering $115 million aggregate principal amount convertible senior notes due August 2022 (the “2022 Convertible Senior Notes” and, together with the 2019 Convertible Senior Notes, the “Convertible Senior Notes”). The 2022 Convertible Senior Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The 2022 Convertible Senior Notes are unsecured, and bear interest at a rate of 4.50% per year, payable semiannually. The 2022 Convertible Senior Notes will mature on August 1, 2022. In certain circumstances, the 2022 Convertible Senior Notes will be convertible into cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, at an initial conversion rate of 46.8516 shares of common stock per $1,000 principal amount of 2022 Convertible Senior Notes, which is equivalent to an initial conversion price of approximately $21.34 per share of the Company’s common stock, subject to customary anti-dilution adjustments. The sale of the 2022 Convertible Senior Notes generated net proceeds of approximately $111.2 million. The Company used the net proceeds of the offering to pay down debt under the Revolving Credit Facility. In connection with the offering of 2022 Convertible Senior Notes, the Company has entered into an interest rate swap to continue to align the interest rates of its liabilities with its investment portfolio, which consists of predominately floating rate loans. As a result of the swap, the Company’s effective interest rate on the 2022 Convertible Senior Notes is three-month LIBOR plus 237.2 basis points. See Note 5 for further information related to the Company’s interest rate swaps.

Holders may convert their 2022 Convertible Senior Notes at their option at any time prior to February 1, 2022 only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on June 30, 2017 (and only during such calendar quarter), if the last reported sale price of the common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price (as defined in the indenture governing the 2022 Convertible Senior Notes) per $1,000 principal amount of notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Company’s common stock and the conversion rate on each such trading day; or (3) upon the occurrence of specified corporate events. On or after February 1, 2022 until the close of business on the scheduled trading day immediately preceding the maturity date, holders may convert their notes at any time, regardless of the occurrence or nonoccurrence of any of the foregoing circumstances.

The Convertible Senior Notes are the Company’s senior unsecured obligations and rank senior in right of payment to the Company’s future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to the Company’s existing and future indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

For the three months ended March 31, 2017 and 2016, the components of interest expense related to the Convertible Senior Notes were as follows:

	Three Months Ended
	March 31, 2017	March 31, 2016
Interest expense	$2,156	$1,294
Accretion of original issue discount	163	145
Amortization of debt issuance cost	302	192

Total Interest Expense	$2,621	$1,631

Total interest expense in the table above does not include the effect of the interest rate swaps related to the Convertible Senior Notes. During the three months ended March 31, 2017 and 2016, the Company received $1.3 million and $1.3 million, respectively, and paid $1.2 million and $1.0 million, respectively, related to the quarterly settlements of its interest rate swaps related to the Convertible Senior Notes. These net amounts are reductions to interest expense in the Company’s consolidated statements of operations. Please see Note 5 for further information about the Company’s interest rate swaps.

As of March 31, 2017, the principal amount of the 2019 and 2022 Convertible Senior Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company’s common stock.

As of March 31, 2017, the components of the carrying value of the 2019 and 2022 Convertible Senior Notes and the stated interest rate were as follows:

	December 2019 Convertible Senior Notes	August 2022 Convertible Senior Notes
Principal amount of debt	$115,000	$115,000
Original issue discount, net of accretion	(1,775)	(346)
Deferred financing costs	(2,091)	(3,687)

Carrying value of debt	$111,134	$110,967

Stated interest rate	4.50%	4.50%

The stated interest rate in the table above does not include the effect of the interest rate swaps. The Company’s swap-adjusted interest rate on the 2019 and 2022 Convertible Senior Notes is three month LIBOR plus 286 basis points, and three month LIBOR plus 237.2 basis points, respectively. Please see Note 5 for further information about the Company’s interest rate swaps.

The indentures governing the 2019 and 2022 Convertible Senior Notes contain certain covenants, including covenants requiring the Company to comply with the requirement under the 1940 Act that the Company’s asset coverage ratio, as defined in the 1940 Act, equal at least 200% and to provide financial information to the holders of the 2019 and 2022 Convertible Senior Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the indentures governing the 2019 and 2022 Convertible Senior Notes. As of March 31, 2017, the Company was in compliance with the terms of the indentures governing the 2019 and 2022 Convertible Senior Notes.

The Convertible Senior Notes are accounted for in accordance with Accounting Standards Codification (“ASC”) 470-20. Upon conversion of any of the Convertible Senior Notes, the Company intends to pay the outstanding principal amount in cash and, to the extent that the conversion value exceeds the principal amount, the Company has the option to pay in cash or shares of the Company’s common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the indentures governing the 2019 and 2022 Convertible Senior Notes. The Company has determined that the embedded conversion options in the 2019 and 2022 Convertible Senior Notes are not required to be separately accounted for as a derivative under U.S. GAAP. In accounting for the 2019 and 2022 Convertible Senior Notes, the Company estimated at the time of issuance separate debt and equity components of the 2019 and 2022 Convertible Senior Notes. An original issue discount equal to the equity components of the 2019 and 2022 Convertible Senior Notes was recorded in “additional paid-in capital” in the accompanying consolidated balance sheet. Additionally, the issuance costs associated with the 2019 and 2022 Convertible Senior Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

As of March 31, 2017 and December 31, 2016, the Company was in compliance with the terms of its debt obligations.

8. Commitments and Contingencies

Portfolio Company Commitments

From time to time, the Company may enter into commitments to fund investments; such commitments are incorporated into the Company’s assessment of its liquidity position. The Company’s senior secured revolving loan commitments are generally available on a borrower’s demand and may remain outstanding until the maturity date of the applicable loan. The Company’s senior secured term loan commitments are generally available on a borrower’s demand and, once drawn, generally have the same remaining term as the associated loan agreement. Undrawn senior secured term loan commitments generally have a shorter availability period than the term of the associated loan agreement.

As of March 31, 2017 and December 31, 2016, the Company had the following commitments to fund investments in current portfolio companies:

	March 31, 2017	December 31, 2016
AppStar Financial, LLC - Revolver	$2,000	$2,000
Clarabridge, Inc. - Revolver	—	2,500
CrunchTime Information Systems, Inc. - Delayed Draw	—	12,000
CrunchTime Information Systems, Inc. - Revolver	2,000	2,000
Ecommerce Industries, Inc. - Revolver	2,486	2,486
Eddie Bauer - Delayed Draw	2,000	—
Heartland Automotive Holdings, LLC - Revolver	3,972	4,139

	March 31, 2017	December 31, 2016
Helix Health Ltd. - Revolver	3,958	3,903
IRGSE Holding Corp. - Revolver	297	245
Leaf US Holdings, Inc. - Revolver	2,000	2,000
Marketo, Inc. - Revolver	1,875	1,875
My Alarm Center, LLC - Delayed Draw	774	774
Network Merchants, Inc. - Revolver	780	780
PayLease, LLC - Revolver	5,000	5,000
PaySimple - Revolver	5,000	—
Sailpoint Technologies, Inc. - Revolver	1,200	1,200
ScentAir Technologies, Inc. - Revolver	2,143	2,143
Sovos Compliance, LLC - Revolver	750	750

Total Portfolio Company Commitments	$36,235	$43,795

Other Commitments and Contingencies

As of March 31, 2017, the Company had no additional unfunded commitments to fund investments to new borrowers that were not current portfolio companies as of March 31, 2017. As of December 31, 2016, the Company had additional unfunded commitments of $50.0 million to fund investments to new borrowers that were not current portfolio companies as of December 31, 2016.

From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. As of March 31, 2017 and December 31, 2016, management is not aware of any pending or threatened litigation.

9. Net Assets

In March 2016, the Company issued a total of 5,000,000 shares of common stock at $16.42 per share. Net of underwriting fees and offering costs, the Company received total cash proceeds of $78.3 million.

The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the cash dividend or distribution payable to a stockholder by the market price per share of the Company’s common stock at the close of regular trading on the NYSE on the payment date of a distribution, or if no sale is reported for such day, the average of the reported bid and ask prices. However, if the market price per share on the payment date of a cash dividend or distribution exceeds the most recently computed net asset value per share, the Company will issue shares at the greater of (i) the most recently computed net asset value per share and (ii) 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeded the most recently computed net asset value per share). Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

Pursuant to the Company’s dividend reinvestment plan, the following tables summarize the shares issued to stockholders who have not opted out of the Company’s dividend reinvestment plan during the three months ended March 31, 2017 and 2016. All shares issued to stockholders in the tables below are newly issued shares.

	Three Months Ended March 31, 2017
Date Declared	Record Date	Date Shares Issued	Shares Issued
November 7, 2016	December 31, 2016	February 1, 2017	122,836

Total Shares Issued			122,836

	Three Months Ended March 31, 2016
Date Declared	Record Date	Date Shares Issued	Shares Issued
November 3, 2015	December 31, 2015	February 1, 2016	147,809

Total Shares Issued			147,809

On November 3, 2014, the Company’s Board approved a stock repurchase plan (the “Company 10b5-1 Plan”) to acquire up to $50 million in the aggregate of the Company’s common stock at prices just below the Company’s net asset value per share over a specified period, in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Exchange Act.

The Company 10b5-1 Plan is designed to allow the Company to repurchase its common stock at times when it otherwise might be prevented from doing so under insider trading laws. The Company 10b5-1 Plan requires Goldman, Sachs & Co., as agent, to repurchase shares of common stock on the Company’s behalf when the market price per share is below the most recently reported net asset value per share (including any updates, corrections or adjustments publicly announced by the Company to any previously announced net asset value per share). Under the Company 10b5-1 Plan, the agent will increase the volume of purchases made as the price of the Company’s common stock declines, subject to volume restrictions. The timing and amount of any stock repurchases depend on the terms and conditions of the Company 10b5-1 Plan, the market price of the common stock and trading volumes, and no assurance can be given that any particular amount of common stock will be repurchased.

The purchase of shares pursuant to the Company 10b5-1 Plan is intended to satisfy the conditions of Rule 10b5-1 and Rule 10b-18 under the Exchange Act, and will otherwise be subject to applicable law, including Regulation M, which may prohibit purchases under certain circumstances.

On February 22, 2017, the Board authorized the extension of the termination date of the Company 10b5-1 Plan to August 31, 2017. Unless extended or terminated by the Board, the Company 10b5-1 Plan will be in effect through the earlier of August 31, 2017 or such time as the current approved repurchase amount of up to $50 million has been fully utilized, subject to certain conditions.

During the three months ended March 31, 2017, no shares were repurchased under the Company 10b5-1 Plan. During the three months ended March 31, 2016, the Company repurchased 86,081 shares under the Company 10b5-1 Plan at a weighted average price per share of $15.44, inclusive of commissions, for a total cost of $1.3 million.

10. Earnings per share

The following table sets forth the computation of basic and diluted earnings per common share:

	Three Months Ended
	March 31, 2017	March 31, 2016
Increase in net assets resulting from operations	$28,278	$17,771
Weighted average shares of common stock outstanding—basic and diluted	59,796,731	55,802,270
Earnings per common share—basic and diluted	$0.47	$0.32

For the purpose of calculating diluted earnings per common share, the average closing price of the Company’s common stock for the three months ended March 31, 2017 was less than the conversion price for the 2019 and 2022 Convertible Senior Notes outstanding as of March 31, 2017. Therefore, for all periods presented in the consolidated financial statements, the underlying shares for the intrinsic value of the embedded options in the 2019 and 2022 Convertible Senior Notes have no impact on the computation of diluted earnings per common share.

11. Dividends

The following tables summarize dividends declared during the three months ended March 31, 2017 and 2016:

	Three Months Ended March 31, 2017
Date Declared	Record Date		Payment Date	Dividend per Share
February 22, 2017	April 7, 2017	(1)	April 28, 2017	$0.39

Total Dividends Declared				$0.39

	Three Months Ended March 31, 2016
Date Declared	Record Date	Payment Date	Dividend per Share
February 24, 2016	March 31, 2016	April 29, 2016	$0.39

Total Dividends Declared			$0.39

(1)	Subsequent to the declaration date, the record date for the dividend declared on February 22, 2017 was moved from its original date of March 31, 2017 to a revised date of April 7, 2017 in order to ensure compliance with notification requirements promulgated by the NYSE. The dividend payable associated with this declaration was recognized in the Company’s consolidated balance sheet as of March 31, 2017. There was no change to the dividend amount or payment date.

The dividends declared during the three months ended March 31, 2017 and 2016 were derived from net investment income, determined on a tax basis.

12. Income Taxes

The tax character of shareholder distributions attributable to the three months ended March 31, 2017 and 2016 were as follows:

	Three Months Ended March 31, 2017	Three Months Ended March 31, 2016
Ordinary Income(1)	$23,337	$23,098
Capital Gains	—	—

Total	$23,337	$23,098

(1)	For the three months ended March 31, 2017 and 2016, 88.5% and 81.8% of ordinary income qualified as interest related dividend which is exempt from U.S. withholding tax applicable to non U.S. shareholders.

The following reconciles increase in net assets resulting from operations for the three months ended March 31, 2017 and 2016 to taxable income at March 31, 2017 and 2016:

	Three Months Ended March 31, 2017	Three Months Ended March 31, 2016
Increase in net assets resulting from operations	$28,278	$17,771
Adjustments:
Net unrealized (gain) loss on investments	2,149	5,625
Other income (loss) for tax purposes, not book	2,638	(245)
Deferred organization costs	(25)	(25)
Other expenses not currently deductible	758	445
Other book-tax differences	(332)	705

Taxable Income	$33,466	$24,276

Note: Taxable income as presented in the preceding table is an estimate and is not fully determined until the Company’s tax return is filed.

Taxable income generally differs from increase in net assets resulting from operations due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized.

The Company makes certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes or losses among other items. To the extent these differences are permanent, they are charged or credited to additional paid in capital, undistributed net investment income or undistributed net realized gains on investments, as appropriate. In addition, due to the Company’s differing fiscal, tax, and excise tax year ends, the best estimates available are recorded to the above accounts in the period that such differences arise or are identifiable.

During the three months ended March 31, 2017, permanent differences were principally related to $8.0 million of recharacterization of prepayment penalties and fees for tax purposes between ordinary income and capital gains, $0.8 million attributable to accrued U.S. federal excise taxes, and $0.6 million attributable to foreign currency reclassifications. During the three months ended March 31, 2016, permanent differences were principally related to $1.6 million of recharacterization of prepayment penalties for tax purposes between ordinary income and capital gains, $0.4 million attributable to accrued U.S. federal excise taxes, and $0.2 million attributable to foreign currency reclassifications.

As of March 31, 2017 and December 31, 2016, the Company had deferred tax assets of $3.1 million and $3.1 million, respectively, pertaining to operating losses, related to one of its investments. Given the losses generated by the entity, the deferred tax assets have been offset by valuation allowances of $3.1 million and $3.1 million, respectively.

The tax cost of the Company’s investments as of March 31, 2017 and December 31, 2016 approximates their amortized cost.

13. Financial Highlights

The following per share data and ratios have been derived from information provided in the consolidated financial statements. The following are the financial highlights for one share of common stock outstanding during the three months ended March 31, 2017 and 2016.

	Three Months Ended March 31, 2017	Three Months Ended March 31, 2016
Per Share Data(7)
Net asset value, beginning of period	$15.95	$15.15
Net investment income(1)	0.48	0.42
Net realized and unrealized gain (loss)(1)	(0.01)	(0.10)

Total from operations	0.47	0.32
Issuance of common stock, net of offering costs(2)	—	0.04
Dividends declared from net investment income(2)	(0.39)	(0.39)

Total increase (decrease) in net assets	0.08	(0.03)

Net Asset Value, End of Period	$16.04	$15.11

Per share market value at end of period	$20.39	$16.13
Total return based on market value(3)	11.24%	1.85%
Total return based on net asset value(4)	3.01%	2.32%
Shares Outstanding, End of Period	59,839,041	59,225,688
Ratios / Supplemental Data(5)
Ratio of net expenses to average net assets(6)	9.39%	9.12%
Ratio of net investment income to average net assets	11.93%	10.82%
Portfolio turnover	36.67%	16.13%
Net assets, end of period	$959,641	$894,671

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	The per share data was derived by using the actual shares outstanding at the date of the relevant transactions.
(3)	Total return based on market value is calculated as the change in market value per share during the period plus declared dividends per share, divided by the beginning market value per share. On an annualized basis, the total return based on market value for the three months ended March 31, 2017 and 2016 is 44.97% and 7.40%, respectively.
(4)	Total return based on net asset value is calculated as the change in net asset value per share during the period plus declared dividends per share, divided by the beginning net asset value per share. On an annualized basis, the total return based on net asset value for the three months ended March 31, 2017 and 2016 is 12.04% and 9.28%, respectively.
(5)	The ratios reflect an annualized amount.
(6)	The ratio of net expenses to average net assets in the table above reflects the Adviser’s waivers of its right to receive a portion of the Management Fee and Incentive Fees with respect to the Company’s ownership of shares of common stock of TICC Capital Corp. Excluding the effects of waivers, the ratio of net expenses to average net assets would have been 9.17% for the three months ended March 31, 2016. The Adviser did not waive any Management Fees or Incentive Fees for the three months ended March 31, 2017.
(7)	Table may not sum due to rounding.

14. Subsequent Events

The Company’s management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the consolidated financial statements as of and for the three months ended March 31, 2017.

3,750,000 Shares

Common Stock

PROSPECTUS SUPPLEMENT

Joint Book-Running Managers

J.P. Morgan

Wells Fargo Securities

BofA Merrill Lynch

Morgan Stanley

Raymond James

RBC Capital Markets

Keefe, Bruyette & Woods

                      A Stifel Company

Citigroup

Goldman Sachs & Co. LLC

Co-Manager

TPG Capital BD, LLC

            , 2018